UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2012

Date of reporting period: March 31, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2012

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.alliancebernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary

To Our Shareholders—May 22, 2012

On the following pages, you will find the 2012 Semi-Annual Report for the Portfolios of the Sanford C. Bernstein Fund, Inc. The Semi-Annual Report covers the six-month period ended March 31, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

By the end of the first quarter of 2012, waning macroeconomic anxieties helped investors to focus on fundamentals resulting in strong equity market returns for the six-month period ended March 31, 2012. Bond markets generated modest positive returns during the same period. The European Central Bank’s lending program, combined with austerity programs initiated by European governments to reduce their deficits and public debt, has eased—though not erased—anxiety about the euro crisis. The challenges in Europe are widely perceived to be the most severe overhang on the financial markets. Growing confidence that the U.S. recovery was gaining momentum also contributed to the market upturn, though there were concerns about an economic slowdown in China.*

While near-term risks remain, we continue to see opportunity across the investing markets. Our commitment to our strategies remains firm, and we are using our research to continuously evaluate our holdings and make adjustments when needed.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor or call 212.756.4097 or visit www.bernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

* This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Please note that the information for the Overlay Portfolios of Sanford C. Bernstein Fund. Inc. may be found in a separate report.

Bernstein International Portfolio

Bernstein Tax-Managed International Portfolio

Investment Objective and Strategy

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, and Canada. AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. The Portfolios also invest in less developed or emerging equity markets. The Bernstein International Portfolio is managed without regard to tax considerations. The Bernstein Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns. Under normal circumstances, the Portfolios will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also diversify their investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. Normally, approximately 50% of the value of the Portfolios will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolios as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolios may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into

2012 Semi-Annual Report	1

foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios.

The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets.

Bernstein Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging market countries. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in securities of companies in emerging markets. For purposes of this policy, net assets include any borrowings for investment purposes. The Adviser diversifies the investment portfolio between growth and value equity investment styles. Normally, approximately 50% of the value of the Portfolio will consist of emerging markets value stocks and 50% will consist of emerging markets growth stocks. The Portfolio will be rebalanced as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolio may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolio may invest in companies of any size. The Portfolio will invest primarily in common stocks but may also invest in preferred stocks, Real Estate Investment Trusts (“REITs”), warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets diversified among emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging market countries, factors will be considered such as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser will also consider the transaction costs and volatility of each individual market.

The Adviser may hedge currency risk when it believes there is potential to enhance risk-adjusted returns. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolio to the equity markets. The Portfolio may also make investments in developed foreign securities that comprise the MSCI EAFE Index.

Bernstein Short Duration New York Municipal Portfolio

Bernstein Short Duration California Municipal Portfolio

Bernstein Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes (and, in the case of the Short Duration New York Municipal Portfolio, New York state and local taxes and, in the case of the Short Duration California Municipal Portfolio, California state taxes). Under normal circumstances, the Portfolios will invest at least 80% of their net assets in municipal securities (and in the case of the Short Duration New York Municipal and Short Duration California Municipal Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). For purposes of these policies, net assets include any borrowings for investment purposes.

Each of the Portfolios invest at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Short Duration Portfolios may invest up to 20% of its total assets in fixed income securities rated BB or B by

2	Sanford C. Bernstein Fund, Inc.

national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Short Duration New York Municipal Portfolio and Short Duration California Municipal Portfolio each may also invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for New York investors and California investors, respectively. The Short Duration Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. The Portfolios seek to maintain an effective duration of one-half year to two and one-half years under normal market conditions.

Bernstein New York Municipal Portfolio

Bernstein California Municipal Portfolio

Bernstein Diversified Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the New York Portfolio, New York state and local taxes and, in the case of the California Portfolio, California state taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the New York and California Portfolios, municipal securities issued by the State of New York or the State of California, or their political subdivisions, or otherwise exempt from New York or California state income tax, respectively). Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade.

Each of the Portfolios may also invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the opinion of the Adviser, these securities will enhance the after-tax return for investors. The Diversified Municipal Portfolio will invest no more than 25% of its net assets in municipal securities of issuers located in any one state. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

Bernstein U.S. Government Short Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is generally exempt from state and local taxes. Under normal circumstances, the Portfolio will invest at least 80% of its net assets in U.S. Government and agency securities. For purposes of this policy, net assets include any borrowings for investment purposes. The Portfolio may also invest in high-quality money-market securities, which are securities that have remaining maturities of one year or less and are rated A-1 or better by Standard & Poor’s Corporation (“Standard & Poor’s”) or Fitch Ratings, Inc. (“Fitch”) or P-1 or better by Moody’s Investors Services, Inc. (“Moody’s”) (or, if unrated, determined by the Adviser to be of comparable quality). Additionally, up to 10% of the Portfolio’s total assets may be invested in other securities rated A or better by national rating agencies and comparably rated commercial paper and notes.

Many types of securities may be purchased by the Portfolio, including bills, notes, corporate bonds, inflation-protected securities, mortgage-backed securities and asset-backed securities, as well as others. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The income earned by the Portfolio is generally exempt from state and local taxes; however, states have different requirements for tax-exempt distributions and there is no assurance that your distributions from the Portfolio’s income will not be subject to the state and local taxes of your state. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio will invest at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others.

The Portfolio may also invest up to 20% of its total assets in fixed income foreign securities in developed or emerging

2012 Semi-Annual Report	3

market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 20% of its total assets in fixed income securities rated BB or B by national rating agencies, which are not investment-grade. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions.

Bernstein Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio will seek to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed income, non-U.S. dollar-denominated foreign securities, and may invest without limit in fixed income, U.S. dollar-denominated foreign securities, in each case in developed or emerging-market countries. The Portfolio may use derivatives, such as options, futures, forwards and swaps. The Portfolio may invest up to 25% of its total assets in fixed income securities rated below investment-grade (BB or below) by national rating agencies. No more than 5% of the Portfolio’s total assets may be invested in fixed income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

4	Sanford C. Bernstein Fund, Inc.

Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Bernstein Emerging Markets Portfolio performance data presented herein do not reflect the deduction of purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Bernstein Emerging Markets Portfolio. Bernstein International Portfolio and Bernstein Tax-Managed International Portfolio returns throughout this report include dividends net of withholding taxes.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and MSCI EM Index values are calculated using net returns. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. The Barclays Capital (“BC”) 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The BC 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bank of America Merrill Lynch® (“BofA ML”) 1–3 Year Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1–3 years. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. Lipper Composites are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Bernstein Portfolios:

•	The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

•

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entails greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

•

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

(Historical Performance continued on next page)

2012 Semi-Annual Report	5

Historical Performance (continued from previous page)

Bernstein International, Bernstein Tax-Managed International, Bernstein Emerging Markets, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

•

Foreign Currency Risk: Changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

•

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Bernstein International, Bernstein Tax-Managed International and Bernstein Emerging Markets Portfolio:

•

Emerging Markets Securities Risk: The risks in investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

•

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

•

Allocation Risk: By combining the growth and value styles, returns may be lower over any given time period than if the Portfolios had owned only the equity style that performed better during that period.

Bernstein Emerging Markets Portfolio:

•

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal, Bernstein Diversified Municipal, Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus, and Bernstein Intermediate Duration Portfolios:

•

Interest Rate Risk: Changes in interest rates will affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

•

Credit Risk: The issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Credit risk is greater for medium-quality and lower-rated securities. Lower-rated debt securities and similar unrated securities have speculative elements or are predominantly speculative credit risks.

•

Inflation Risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein U.S. Government Short Duration and Bernstein Short Duration Plus Portfolios:

•	Riskier than a Money-Market Fund: The Portfolios are invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual

(Historical Performance continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Bernstein Short Duration New York Municipal, Bernstein Short Duration California Municipal, Bernstein Short Duration Diversified Municipal, Bernstein New York Municipal, Bernstein California Municipal and Bernstein Diversified Municipal Portfolios:

•

Municipal Market Risk: Special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities.

Bernstein U.S. Government Short Duration Portfolio:

•	No Government Guarantee: An investment in the Portfolio is not insured by the U.S. Government.

Bernstein U.S. Government Short Duration, Bernstein Short Duration Plus and Bernstein Intermediate Duration Portfolios:

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

•	Mortgage-Related Securities Risk: A loss could be incurred if the collateral backing these securities is insufficient.

•

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Bernstein Short Duration Plus Portfolio:

•

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

•

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

An Important Note About Historical Performance

The performance shown on page 8 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com (click on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”) or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page)

2012 Semi-Annual Report	7

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2012	PAST 6 MONTHS	PAST 12* MONTHS	PAST 5 YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International	14.77%	-9.70%	-8.25%	3.23%	2.31%	4/30/1999
Tax-Managed International	14.82%	-9.57%	-8.41%	3.09%	5.62%	6/22/1992
Return after taxes on Distributions*	14.69%	-9.67%	-8.75%	2.56%	4.60%
Return after taxes on Distributions and sale of shares**	10.32%	-5.68%	-6.57%	3.02%	4.75%
MSCI EAFE Index	14.56%	-5.77%	-3.51%	5.70%
Lipper International Large-Cap Core Average	16.31%	-5.98%	-3.53%	4.88%

Emerging Markets						12/15/1995
Before deduction of purchase and redemption fees	21.07%	-12.70%	1.75%	15.41%	8.47%
After deduction of purchase and redemption fees**	18.65%	-14.42%	1.34%	15.06%	8.26%
MSCI Emerging Markets Index	19.13%	-8.80%	4.67%	14.13%
Lipper Emerging Markets Average	18.63%	-9.58%	2.34%	13.03%

Short Duration New York Municipal	0.80%	2.36%	2.44%	2.27%	2.98%	10/3/1994
Short Duration California Municipal	0.63%	1.73%	2.37%	2.12%	2.91%	10/3/1994
Short Duration Diversified Municipal	0.63%	2.27%	2.54%	2.40%	3.15%	10/3/1994
BC 1-Year Municipal Index	0.55%	1.39%	2.91%	2.63%
Lipper Short-Term Municipal Debt Fund Average	0.82%	2.48%	2.42%	2.37%

New York Municipal	2.22%	6.84%	4.50%	4.10%	5.16%	1/9/1989
California Municipal	2.52%	7.47%	4.51%	3.99%	4.92%	8/6/1990
Diversified Municipal	2.27%	6.98%	4.56%	4.10%	5.14%	1/9/1989
BC 5-Year GO Muni Index	1.72%	6.42%	5.52%	4.83%
Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.41%	6.78%	3.80%	3.73%

Short Duration Plus	0.39%	1.02%	1.87%	2.54%	4.81%	12/12/1988
US Government Short Duration	0.11%	1.06%	2.69%	2.72%	4.73%	1/3/1989
BofA ML 1–3 Year Treasury Index	0.11%	1.44%	3.38%	3.24%
Lipper Short-Term Investment Grade Debt Fund Average	1.79%	2.01%	3.05%	3.25%
Lipper Short-Term US Government Debt Fund Average	0.58%	1.43%	2.96%	2.85%

Intermediate Duration	1.18%	6.20%	6.33%	5.71%	6.79%	1/17/1989
BC Aggregate Bond Index	1.43%	7.71%	6.25%	5.80%
Lipper Intermediate Investment Grade Debt Fund Average	2.88%	6.88%	5.61%	5.31%

The current prospectus fee table shows the total operating expense ratios as 1.18% for International Portfolio; 1.14% for Tax Managed International Portfolio; 1.45% for Emerging Markets Portfolio; 0.61% for Short Duration New York Municipal Portfolio; 0.63% for Short Duration California Municipal Portfolio; 0.62% for Short Duration Diversified Municipal Portfolio; 0.61% for New York Municipal Portfolio; 0.63% for California Municipal Portfolio; 0.56% for Diversified Municipal Portfolio; 0.64% for U.S. Government Short Duration Portfolio; 0.60% for Short Duration Plus Portfolio; and 0.56% for Intermediate Duration Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same.

*	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plan or individual retirement accounts.

**	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Benchmark and Historical Performance disclosures on pages 5–7.

(Historical Performance continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration New York Municipal
Growth of $25,000	Growth of $25,000

Tax-Managed International	Short Duration California Municipal
Growth of $25,000	Growth of $25,000

Emerging Markets	Short Duration Diversified Municipal
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2012.

†	Reflects the growth of $25,000 in the Portfolio after the deduction of the purchase fee each investor must pay to the Portfolio upon making an investment in the Portfolio (except for reinvested capital gains and dividends) and the redemption fee payable on closing out an investment in the Portfolio. The starting point for the indices is $25,000. The starting point for the Portfolio is $24,750, which reflects the deduction of the 1% fee. Before purchase and redemption charges and excluding these fees, an investment of $25,000 in this Portfolio would have increased to $104,805. The purchase fee is taken out of the first month’s return and the redemption fee is taken out of the last month’s return. Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. The fees are retained by the Portfolio, not paid to Bernstein.

See Benchmark and Historical Performance disclosures on pages 5–7.

(Historical Performance continued on next page)

2012 Semi-Annual Report	9

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	U.S. Government Short Duration
Growth of $25,000	Growth of $25,000

California Municipal	Short Duration Plus
Growth of $25,000	Growth of $25,000

Diversified Municipal	Intermediate Duration
Growth of $25,000	Growth of $25,000

Each chart shows the growth of $25,000 for the 10-year period ended March 31, 2012.

See Benchmark and Historical Performance disclosures on pages 5–8.

10	Sanford C. Bernstein Fund, Inc.

Fund Expenses—March 31, 2011 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur two types of costs: (1) in the case of the Emerging Markets Portfolio only, transaction fees (1% of amounts invested or redeemed at the time of such purchase or redemption) and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
International Class Shares
Actual	$1,000	$1,147.70	$6.23	1.16%
Hypothetical**	$1,000	$1,019.20	$5.86	1.16%

Tax-Managed International Class Shares
Actual	$1,000	$1,148.20	$5.96	1.11%
Hypothetical**	$1,000	$1,019.45	$5.60	1.11%

Emerging Markets Class Shares
Actual	$1,000	$1,210.70	$8.01	1.45%
Hypothetical**	$1,000	$1,017.75	$7.31	1.45%

Short Duration New York Municipal Class Shares
Actual	$1,000	$1,008.00	$3.21	0.64%
Hypothetical**	$1,000	$1,021.80	$3.23	0.64%

Short Duration California Municipal Class Shares
Actual	$1,000	$1,006.30	$3.31	0.66%
Hypothetical**	$1,000	$1,021.70	$3.34	0.66%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,006.30	$2.96	0.59%
Hypothetical**	$1,000	$1,022.05	$2.98	0.59%

New York Municipal Class Shares
Actual	$1,000	$1,022.20	$3.08	0.61%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%

California Municipal Class Shares
Actual	$1,000	$1,025.20	$3.19	0.63%
Hypothetical**	$1,000	$1,021.85	$3.18	0.63%

Diversified Municipal Class Shares
Actual	$1,000	$1,022.70	$2.83	0.56%
Hypothetical**	$1,000	$1,022.20	$2.83	0.56%

U.S. Government Short Duration Class Shares
Actual	$1,000	$1,001.10	$3.30	0.66%
Hypothetical**	$1,000	$1,021.70	$3.34	0.66%

Short Duration Plus Class Shares
Actual	$1,000	$1,003.90	$3.06	0.61%
Hypothetical**	$1,000	$1,021.95	$3.08	0.61%

Intermediate Duration Class Shares
Actual	$1,000	$1,011.80	$2.87	0.57%
Hypothetical**	$1,000	$1,022.15	$2.88	0.57%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

2012 Semi-Annual Report	11

Portfolio Summary—March 31, 2012 (Unaudited)

International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	24.8%
	Consumer Discretionary	15.8
	Energy	13.3
	Industrials	11.7
	Consumer Staples	9.3
	Materials	8.8
	Health Care	5.1
	Telecommunication Services	4.7
	Information Technology	4.5
	Utilities	2.0

Tax-Managed International Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	24.6%
	Consumer Discretionary	15.7
	Energy	13.1
	Industrials	11.5
	Materials	9.2
	Consumer Staples	9.1
	Health Care	5.2
	Telecommunication Services	5.1
	Information Technology	4.6
	Utilities	1.9

Emerging Markets Portfolio
Country Breakdown*	Sector Breakdown*
	Financials	24.8%
	Information Technology	16.8
	Energy	16.4
	Consumer Discretionary	15.4
	Materials	9.1
	Consumer Staples	6.2
	Industrials	4.1
	Telecommunication Services	3.2
	Utilities	2.7
	Health Care	1.3

*	All data are as of March 31, 2012. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details for the Tax-Managed International and International Portfolios).

*	Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2012 (Unaudited) (continued)

Short Duration New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Short Duration Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.2% in 15 different states.

2012 Semi-Annual Report	13

Portfolio Summary—March 31, 2012 (Unaudited) (continued)

New York Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*
**“Other” represents less than 0.2% in 6 different states.

California Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

Diversified Municipal Portfolio
Quality Rating Breakdown* Highest of S&P, Moody’s and Fitch	State Breakdown*

*	All data are as of March 31, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

+	“Other” represents less than 2.2% in 23 different states.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2012 (Unaudited) (continued)

U.S. Government Short Duration Portfolio
Security Type Breakdown*

Short Duration Plus Portfolio
Security Type Breakdown*

Intermediate Duration Portfolio
Security Type Breakdown*

*	All data are as of March 31, 2012. The Portfolio’s security type breakdowns are expressed as a percentage of each Portfolio’s total investments and may vary over time. Each Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2012 Semi-Annual Report	15

Statement of Assets and Liabilities—March 31, 2012 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
ASSETS
Investments in securities, at value	$1,614,088,563	$3,817,300,700	$1,392,688,004
Foreign currencies, at value (a)	22,269,998	45,697,096	11,598,017
Cash in bank (b)	739,397	982,722	0
Receivables:
Dividends and interest	6,986,655	16,365,282	3,694,300
Investment securities sold and foreign currency transactions	15,524,537	36,784,901	10,262,739
Foreign withholding tax reclaims	5,501,272	14,866,389	79,292
Capital shares sold	5,809,966	11,044,339	2,081,727
Margin due from broker on futures contracts	77,901	106,499	0
Unrealized appreciation of forward currency exchange contracts	5,520,004	37,772,712	0

Total assets	1,676,518,293	3,980,920,640	1,420,404,079

LIABILITIES
Due to custodian	0	0	483,601
Payables:
Investment securities purchased and foreign currency transactions	15,004,083	32,412,727	8,909,810
Capital shares redeemed	1,382,955	8,981,130	2,345,657
Management fee	1,225,451	2,811,107	1,363,350
Shareholder servicing fee	359,971	857,402	313,515
Transfer Agent fee	24,766	25,713	27,307
Distribution fee	5,693	1,324	0
Accrued expenses	122,419	285,810	624,478
Unrealized depreciation of forward currency exchange contracts	6,159,091	31,486,401	0

Total liabilities	24,284,429	76,861,614	14,067,718

NET ASSETS (c)	$1,652,233,864	$3,904,059,026	$1,406,336,361

Cost of investments	$1,591,175,283	$3,718,112,541	$1,245,475,495

SHARES OF CAPITAL STOCK OUTSTANDING			49,837,142

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE			$28.22

NET ASSETS CONSIST OF:
Capital stock, at par	$118,929	$279,425	$49,837
Additional paid-in capital	2,763,179,942	6,034,399,532	1,310,970,407
Undistributed net investment income	3,109,678	16,242,430	200,795
Accumulated net realized loss on investment and foreign currency transactions	(1,137,169,740)	(2,254,548,487)	(51,658,356)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	22,779,391	98,986,328	146,781,998 †
Foreign currency denominated assets and liabilities	215,664	8,699,798	(8,320)

	$1,652,233,864	$3,904,059,026	$1,406,336,361

(a) Cost: $22,245,088, $45,700,491 and $11,560,537, respectively. (Note 1)

(b) Amounts of $739,397 and $982,722 have been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2012 for the International Portfolio and Tax-Managed International Portfolio, respectively.

(c) See page 18 for share class information on net asset value, offering price, and redemption price per share of the International and Tax-Managed International Portfolios.

† Net of accrued foreign capital gains taxes of $430,511.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

16	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
International Class Shares
Net Assets	$1,641,073,709
Shares of capital stock outstanding	118,119,699

Net asset value, offering and redemption price per share	$13.89

Tax-Managed International Class Shares
Net Assets		$3,901,417,623
Shares of capital stock outstanding		279,233,051

Net asset value, offering and redemption price per share		$13.97

Class A Shares
Net Assets	$6,879,369	$1,624,197
Shares of capital stock outstanding	498,892	117,696

Net asset value and redemption price per share	$13.79	$13.80
Sales charge—4.25% of public offering price	0.61	0.61

Maximum offering price	$14.40	$14.41

Class B Shares
Net Assets	$694,912	$152,591
Shares of capital stock outstanding	50,546	11,139

Net asset value and offering price per share	$13.75	$13.70

Class C Shares
Net Assets	$3,585,874	$864,615
Shares of capital stock outstanding	260,211	62,924

Net asset value and offering price per share	$13.78	$13.74

2012 Semi-Annual Report	17

Statement of Assets and Liabilities—March 31, 2012 (Unaudited) (continued)

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$148,968,078	$90,064,064	$462,343,612
Receivables:
Dividends and interest	2,030,513	1,128,033	5,181,452
Investment securities sold	15,000	0	10,000
Capital shares sold	55,750	49,979	1,109,032

Total assets	151,069,341	91,242,076	468,644,096

LIABILITIES
Payables:
Dividends to shareholders	35,053	13,400	122,122
Investment securities purchased	0	0	16,168,508
Capital shares redeemed	95,067	50,394	634,706
Management fee	60,428	36,314	176,376
Shareholder servicing fee	13,428	8,066	39,196
Transfer Agent fee	1,652	2,982	4,113
Accrued expenses	21,624	8,911	75,102

Total liabilities	227,252	120,067	17,220,123

NET ASSETS	$150,842,089	$91,122,009	$451,423,973

Cost of investments	$149,236,356	$90,114,332	$460,730,827

SHARES OF CAPITAL STOCK OUTSTANDING	12,033,570	7,238,414	35,481,784

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.54	$12.59	$12.72

NET ASSETS CONSIST OF:
Capital stock, at par	$12,034	$7,238	$35,482
Additional paid-in capital	151,223,401	91,048,198	448,894,956
Distributions in excess of net investment income	(767)	(38,705)	(20,116)
Accumulated net realized gain (loss) on investment transactions	(124,301)	155,546	900,866
Net unrealized appreciation/depreciation of investments	(268,278)	(50,268)	1,612,785

	$150,842,089	$91,122,009	$451,423,973

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

18	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS
Investments in securities, at value	$1,805,280,142	$1,144,146,514	$5,726,366,513
Receivables:
Interest	23,193,512	16,150,566	69,282,544
Investment securities sold	250,000	183,613	430,000
Capital shares sold	3,244,483	2,826,754	18,552,462

Total assets	1,831,968,137	1,163,307,447	5,814,631,519

LIABILITIES
Payables:
Dividends to shareholders	1,752,466	1,129,925	5,058,656
Investment securities purchased	0	9,771,410	104,389,554
Capital shares redeemed	2,026,861	4,296,066	7,759,167
Management fee	767,292	496,252	2,137,251
Shareholder servicing fee	136,349	90,970	429,363
Distribution fee	119,951	42,532	291,311
Transfer Agent fee	21,961	17,144	54,295
Accrued expenses	106,798	52,591	249,513

Total liabilities	4,931,678	15,896,890	120,369,110

NET ASSETS (a)	$1,827,036,459	$1,147,410,557	$5,694,262,409

Cost of investments	$1,703,213,786	$1,082,079,003	$5,441,818,857

NET ASSETS CONSIST OF:
Capital stock, at par	$125,866	$77,739	$385,645
Additional paid-in capital	1,731,394,618	1,091,443,810	5,405,332,550
Distributions in excess of net investment income	(150,459)	(196,679)	(355,164)
Accumulated net realized gain (loss) on investment transactions	(6,399,922)	(5,981,824)	4,351,722
Net unrealized appreciation of investments	102,066,356	62,067,511	284,547,656

	$1,827,036,459	$1,147,410,557	$5,694,262,409

(a) See page 21 for share class information on net asset value, offering price, and redemption price per share of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2012 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2012 (Unaudited) (continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,545,484,187	$1,033,608,634	$4,889,311,632
Shares of capital stock outstanding	106,464,103	70,028,092	331,148,993

Net asset value and offering price per share	$14.52	$14.76	$14.76

Class A Shares
Net Assets	$203,521,298	$90,921,780	$663,759,855
Shares of capital stock outstanding	14,024,866	6,160,253	44,937,190

Net asset value and redemption price per share	$14.51	$14.76	$14.77
Sales charge—3.00% of public offering price	0.64	0.46	0.46

Maximum offering price	$15.15	$15.22	$15.23

Class B Shares
Net Assets	$665,811	$84,290	$688,634
Shares of capital stock outstanding	45,903	5,711	46,608

Net asset value and offering price per share	$14.50	$14.76	$14.78

Class C Shares
Net Assets	$77,365,163	$22,795,853	$140,502,288
Shares of capital stock outstanding	5,330,628	1,544,642	9,512,659

Net asset value and offering price per share	$14.51	$14.76	$14.77

20	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO
ASSETS
Investments in securities, at value	$124,314,672	$587,596,590	$5,331,199,783
Cash in bank (a)	1,305,969	16,266,299	4,931,650
Receivables:
Dividends and interest	365,640	1,987,676	32,692,575
Investment securities sold	0	1,371	74,177,786
Capital shares sold	226,018	891,395	11,288,450
Margin due from broker on futures contracts	1,641	0	6,969
Unrealized appreciation of interest rate swap agreements	0	0	1,468,460
Unrealized appreciation of forward currency exchange contracts	0	232,148	885,293
Other assets	0	0	4,823,286	(b)

Total assets	126,213,940	606,975,479	5,461,474,252

LIABILITIES
Reverse repurchase agreements	0	0	15,386,092
Payables:
Dividends to shareholders	18,328	151,936	4,558,301
Investment securities purchased	1,343,791	18,213,015	508,899,157
Capital shares redeemed	202,492	2,871,236	5,078,160
Management fee	49,314	235,616	1,907,949
Shareholder servicing fee	10,959	45,992	432,716
Transfer Agent fee	1,660	18,038	25,221
Distribution fee	0	66,599	0
Margin owed to broker on futures contracts	0	437	0
Accrued expenses	14,905	59,579	192,683
Unrealized depreciation of forward currency exchange contracts	0	1,203	279,255

Total liabilities	1,641,449	21,663,651	536,759,534

NET ASSETS (c)	$124,572,491	$585,311,828	$4,924,714,718

Cost of investments	$123,774,599	$586,061,653	$5,182,016,894

SHARES OF CAPITAL STOCK OUTSTANDING	9,799,157		356,098,971

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.71		$13.83

NET ASSETS CONSIST OF:
Capital stock, at par	$9,799	$49,249	$356,099
Additional paid-in capital	123,731,663	612,948,375	4,733,325,918
Undistributed net investment income/(distributions in excess of net investment income)	(32,715)	(1,337,103)	299,276
Accumulated net realized gain (loss) on investment transactions	315,382	(28,112,910)	36,261,000
Net unrealized appreciation of:
Investments, futures and interest rate swap transactions	548,362	1,532,005	150,671,816
Foreign currency denominated assets and liabilities and other assets	0	232,212	3,800,609

	$124,572,491	$585,311,828	$4,924,714,718

(a) Amounts of $20,883, $224,121 and $61,325 have been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2012 for the U.S. Government Short Duration Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio, respectively.

(b) See Note 5.

(c) See page 23 for class share information on net asset value, offering price, and redemption price per share of the Short Duration Plus Portfolio.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

2012 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2012 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE
Short Duration Plus Class Shares
Net Assets	$505,805,852
Shares of capital stock outstanding	42,556,992

Net asset value and offering price per share	$11.89

Class A Shares
Net Assets	$53,308,479
Shares of capital stock outstanding	4,483,310

Net asset value and redemption price per share	$11.89
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.42

Class B Shares
Net Assets	$3,357,985
Shares of capital stock outstanding	283,088

Net asset value and offering price per share	$11.86

Class C Shares
Net Assets	$22,839,512
Shares of capital stock outstanding	1,925,302

Net asset value and offering price per share	$11.86

22	Sanford C. Bernstein Fund, Inc.

This page intentionally left blank.

2012 Semi-Annual Report	23

Statement of Operations—for the six months ended March 31, 2012 (Unaudited)

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO
INVESTMENT INCOME
Income:
Interest	$38,101	$96,180	$4,663
Dividends (a)	17,550,811	40,388,293	10,549,075

Total income	17,588,912	40,484,473	10,553,738

Expenses:
Management fee (see Note 2A)	7,327,057	16,290,382	7,814,866
Shareholder servicing fee (see Note 2B)	2,029,195	4,676,587	1,711,060
Custodian fee	177,324	251,790	366,235
Transfer Agent fee—Non-Retail Class	69,200	98,296	141,339
Transfer Agent fee—Class A	13,155	5,621	0
Transfer Agent fee—Class B	1,803	494	0
Transfer Agent fee—Class C	7,682	2,523	0
Distribution fees—Class A	10,964	3,092	0
Distribution fees—Class B	3,879	750	0
Distribution fees—Class C	19,276	4,162	0
Registration fees	47,311	83,946	27,867
Printing fees	32,860	17,516	26,626
Directors’ fees and expenses	29,575	67,004	28,945
Legal fees	23,627	19,096	14,841
Auditing and tax fees	22,978	42,811	18,305
Miscellaneous	43,829	81,647	68,689

Total expenses	9,859,715	21,645,717	10,218,773
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(340,990)	(775,179)	(285,998)

Net expenses	9,518,725	20,870,538	9,932,775

Net investment income	8,070,187	19,613,935	620,963

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(54,345,722)	(172,668,415)	(26,091,046	)(b)
Futures transactions	6,421,041	6,215,242	0
Foreign currency transactions	(704,354)	(19,528,401)	(577,569)

Net realized gain (loss) on investment and foreign currency transactions	(48,629,035)	(185,981,574)	(26,668,615)

Net change in unrealized appreciation/depreciation of:
Investments	266,736,236	641,916,589	278,750,671	(c)
Futures transactions	(808,445)	(1,804,806)	0
Foreign currency denominated assets and liabilities	6,375,275	27,276,108	245,335

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	272,303,066	667,387,891	278,996,006

Net realized and unrealized gain on investment and foreign currency transactions	223,674,031	481,406,317	252,327,391

Net increase in net assets resulting from operations	$231,744,218	$501,020,252	$252,948,354

(a) Net of foreign withholding taxes of $820,275, $1,870,761, $965,677, for the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $891,735.

(c) Net of increase in accrued foreign capital gains taxes of $429,460.

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

$1,140,179	$688,991	$3,281,913
0	0	0

1,140,179	688,991	3,281,913

358,128	243,857	1,043,542
79,584	54,190	231,898
36,300	33,729	51,371
9,640	9,181	11,405
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
0	0	0
5,648	4,888	6,912
1,228	552	2,085
2,878	1,867	7,595
1,860	1,430	4,414
6,944	1,558	4,907
9,852	4,087	12,672

512,062	355,339	1,376,801
0	0	0

512,062	355,339	1,376,801

628,117	333,652	1,905,112

329,336	485,867	895,702
0	0	0
0	0	0

329,336	485,867	895,702

226,952	(162,271)	495,288
0	0	0
0	0	0

226,952	(162,271)	495,288

556,288	323,596	1,390,990

$1,184,405	$657,248	$3,296,102

2012 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2012 (Unaudited)(continued)

	NEW YORK MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$33,263,292	$21,063,273	$95,388,020
Dividends	0	0	0

Total income	33,263,292	21,063,273	95,388,020

Expenses:
Management fee (see Note 2A)	4,388,366	2,816,268	12,145,060
Shareholder servicing fee (see Note 2B)	786,983	522,751	2,467,630
Custodian fee	109,319	99,308	146,769
Transfer Agent fee—Non-Retail Class	21,862	13,063	66,195
Transfer Agent fee—Class A	32,596	16,570	72,277
Transfer Agent fee—Class B	302	34	281
Transfer Agent fee—Class C	12,867	5,267	17,389
Distribution fees—Class A	292,272	109,420	882,069
Distribution fees—Class B	3,616	730	3,916
Distribution fees—Class C	345,645	106,813	616,020
Directors’ fees and expenses	29,876	17,162	109,311
Registration fees	29,767	13,733	150,303
Printing fees	26,552	8,039	49,254
Auditing and tax fees	23,971	16,682	65,615
Legal fees	18,810	13,359	59,624
Miscellaneous	41,629	20,852	85,398

Total expenses	6,164,433	3,780,051	16,937,111
Less: expenses waived and reimbursed by the Distributor (see Note 2A)	0	0	0

Net expenses	6,164,433	3,780,051	16,937,111

Net investment income	27,098,859	17,283,222	78,450,909

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	980,405	820,014	5,418,556
Futures transactions	0	0	0
Swap transactions	0	0	380,007
Foreign currency transactions	0	0	0

Net realized gain on investment transactions	980,405	820,014	5,798,563

Net change in unrealized appreciation/depreciation of:
Investments	11,495,365	9,605,206	40,899,054
Futures transactions	0	0	0
Swap transactions	0	0	(370,480)
Foreign currency denominated assets and liabilities	0	0	0

Net change in unrealized appreciation/depreciation of investments	11,495,365	9,605,206	40,528,574

Net realized and unrealized gain (loss) on investment transactions	12,475,770	10,425,220	46,327,137

Net increase in net assets resulting from operations	$39,574,629	$27,708,442	$124,778,046

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$580,136	$3,934,185	$77,358,206
0	0	223,125

580,136	3,934,185	77,581,331

293,140	1,504,960	11,085,058
65,142	289,802	2,520,789
29,544	81,881	141,053
9,544	18,131	100,624
0	30,318	0
0	2,963	0
0	13,449	0
0	91,172	0
0	23,727	0
0	138,225	0
2,158	13,748	95,914
15,196	48,610	69,967
244	21,353	23,228
6,942	16,086	66,495
2,382	6,098	56,300
7,945	16,722	90,456

432,237	2,317,245	14,249,884
0	(14,567)	0

432,237	2,302,678	14,249,884

147,899	1,631,507	63,331,447

286,671	2,218,251	63,727,512
13,925	139,045	868,096
0	0	(10,288,170)
0	172,243	1,956,777

300,596	2,529,539	56,264,215

(283,966)	(1,011,868)	(58,245,212)
32,443	352,691	(509,604)
0	0	(1,707,289)
0	(1,376,221)	(2,159,356)

(251,523)	(2,035,398)	(62,621,461)

49,073	494,141	(6,357,246)

$196,972	$2,125,648	$56,974,201

2012 Semi-Annual Report	27

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$8,070,187	$30,356,747	$19,613,935	$72,790,985
Net realized gain (loss) on investment and foreign currency transactions	(48,629,035)	76,642,408	(185,981,574)	118,265,199
Net change in unrealized appreciation/ depreciation of investments and foreign currency denominated assets and liabilities	272,303,066	(396,221,409)	667,387,891	(890,280,024)

Net increase (decrease) in net assets resulting from operations	231,744,218	(289,222,254)	501,020,252	(699,223,840)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(30,720,671)	(36,153,254)	(81,441,475)	(82,849,056)
Distributions from net realized gain on investment transactions (a)	0	0	0	0

Total dividends and distributions to shareholders	(30,720,671)	(36,153,254)	(81,441,475)	(82,849,056)

Capital-share transactions:
Net proceeds from sales of shares	356,133,150	347,893,829	554,154,898	704,153,347
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,171,149	5,328,205	6,246,123	7,454,435

Total proceeds from shares sold	359,304,299	353,222,034	560,401,021	711,607,782
Cost of shares redeemed	(415,959,932)	(614,722,644)	(666,851,220)	(1,189,748,184)

Net decrease in net assets from capital-share transactions	(56,655,633)	(261,500,610)	(106,450,199)	(478,140,402)

Net increase (decrease) in net assets	144,367,914	(586,876,118)	313,128,578	(1,260,213,298)

NET ASSETS:
Beginning of period	1,507,865,950	2,094,742,068	3,590,930,448	4,851,143,746

End of period (b)	$1,652,233,864	$1,507,865,950	$3,904,059,026	$3,590,930,448

(b) Includes undistributed net investment income/ (distributions in excess of net investment income) of:	$3,109,678	$25,760,162	$16,242,430	$78,069,970

(a) See page 33 for share class information on dividend distributions of the International and Tax-Managed International Portfolios.

* Includes effect of portfolio transaction fee in the amounts of $3,051,587 and $7,975,435 for the six months ended March 31, 2012 and year ended September 30, 2011, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO		SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

$620,963	$18,832,544	$628,117	$3,243,004	$333,652	$1,371,768
(26,668,615)	230,284,499	329,336	(360,335)	485,867	(330,322)
278,996,006	(584,564,324)	226,952	(1,077,068)	(162,271)	(135,115)

252,948,354	(335,447,281)	1,184,405	1,805,601	657,248	906,331

(11,854,454)	(18,106,284)	(628,117)	(3,243,004)	(333,652)	(1,371,768)
(46,479,337)	0	0	0	0	(278,881)

(58,333,791)	(18,106,284)	(628,117)	(3,243,004)	(333,652)	(1,650,649)

104,297,305	232,645,449	37,023,534	91,240,528	25,290,054	91,425,674
56,564,809	16,730,905	336,496	1,738,126	233,667	1,197,976

160,862,114	249,376,354	37,360,030	92,978,654	25,523,721	92,623,650
(198,830,524)	(558,988,953)	(45,552,480)	(206,210,405)	(56,472,376)	(114,737,951)

(37,968,410)*	(309,612,599)*	(8,192,450)	(113,231,751)	(30,948,655)	(22,114,301)

156,646,153	(663,166,164)	(7,636,162)	(114,669,154)	(30,625,059)	(22,858,619)

1,249,690,208	1,912,856,372	158,478,251	273,147,405	121,747,068	144,605,687

$1,406,336,361	$1,249,690,208	$150,842,089	$158,478,251	$91,122,009	$121,747,068

$200,795	$11,434,286	$(767)	$(767)	$(38,705)	$(38,705)

2012 Semi-Annual Report	29

Statement of Changes in Net Assets (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,905,112	$6,747,977	$27,098,859	$57,133,843
Net realized gain (loss) on investment transactions	895,702	368,149	980,405	(7,380,327)
Net change in unrealized appreciation/depreciation of investments	495,288	(1,513,692)	11,495,365	(2,000,837)

Net increase in net assets resulting from operations	3,296,102	5,602,434	39,574,629	47,752,679

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(1,905,112)	(6,747,977)	(27,098,859)	(57,133,843)
Distributions from net realized gain on investment transactions (a)	(266,512)	(241,315)	0	(7,000,663)

Total dividends and distributions to shareholders	(2,171,624)	(6,989,292)	(27,098,859)	(64,134,506)

Capital-share transactions:
Net proceeds from sales of shares	183,179,652	327,992,592	210,443,256	447,074,570
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,473,271	4,597,634	7,019,671	20,170,948

Total proceeds from shares sold	184,652,923	332,590,226	217,462,927	467,245,518
Cost of shares redeemed	(152,939,120)	(503,819,882)	(231,875,656)	(593,339,199)

Net increase (decrease) in net assets from capital-share transactions	31,713,803	(171,229,656)	(14,412,729)	(126,093,681)

Net increase (decrease) in net assets	32,838,281	(172,616,514)	(1,936,959)	(142,475,508)

NET ASSETS:
Beginning of period	418,585,692	591,202,206	1,828,973,418	1,971,448,926

End of period (b)	$451,423,973	$418,585,692	$1,827,036,459	$1,828,973,418

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(20,116)	$(20,116)	$(150,459)	$(150,459)

(a) See pages 33 and 34 for share class information on dividend distributions of the New York Municipal, California Municipal and Diversified Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		U.S. GOVERNMENT SHORT DURATION PORTFOLIO

SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

$17,283,222	$35,766,282	$78,450,909	$166,692,930	$147,899	$1,006,998
820,014	(6,801,838)	5,798,563	4,259,036	300,596	1,579,397
9,605,206	570,691	40,528,574	(13,178,351)	(251,523)	(1,454,310)

27,708,442	29,535,135	124,778,046	157,773,615	196,972	1,132,085

(17,283,222)	(35,766,282)	(78,731,335)	(167,431,074)	(305,167)	(1,554,744)
0	(11,678,572)	(4,546,355)	(28,006,150)	(956,224)	(609,884)

(17,283,222)	(47,444,854)	(83,277,690)	(195,437,224)	(1,261,391)	(2,164,628)

148,961,805	273,750,000	854,306,470	1,688,700,497	21,046,620	108,065,953
3,028,497	17,430,374	22,150,578	59,442,461	1,158,569	1,460,760

151,990,302	291,180,374	876,457,048	1,748,142,958	22,205,189	109,526,713
(127,216,467)	(336,671,505)	(779,647,777)	(1,728,182,304)	(26,787,624)	(141,289,372)

24,773,835	(45,491,131)	96,809,271	19,960,654	(4,582,435)	(31,762,659)

35,199,055	(63,400,850)	138,309,627	(17,702,955)	(5,646,854)	(32,795,202)

1,112,211,502	1,175,612,352	5,555,952,782	5,573,655,737	130,219,345	163,014,547

$1,147,410,557	$1,112,211,502	$5,694,262,409	$5,555,952,782	$124,572,491	$130,219,345

$(196,679)	$(196,679)	$(355,164)	$(74,738)	$(32,715)	$124,553

2012 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	SHORT DURATION PLUS PORTFOLIO		INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,631,507	$6,620,688	$63,331,447	$187,030,503
Net realized gain (loss) on investment and foreign currency transactions	2,529,539	(3,565,709)	56,264,215	98,487,490
Net change in unrealized appreciation/depreciation of investments	(2,035,398)	3,084,686	(62,621,461)	(24,655,680)

Net increase in net assets resulting from operations	2,125,648	6,139,665	56,974,201	260,862,313

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(2,379,199)	(8,144,555)	(65,025,664)	(193,315,729)
Distributions from net realized gain on investment transactions	0	0	(111,218,638)	(55,553,151)

Total dividends and distributions to shareholders	(2,379,199)	(8,144,555)	(176,244,302)	(248,868,880)

Capital-share transactions:
Net proceeds from sales of shares	105,985,297	481,271,506	454,558,341	1,159,516,869
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,236,250	4,131,183	117,184,888	77,790,073

Total proceeds from shares sold	107,221,547	485,402,689	571,743,229	1,237,306,942
Cost of shares redeemed	(248,463,523)	(390,016,945)	(687,441,304)	(1,465,180,825)

Net increase (decrease) in net assets from capital-share transactions	(141,241,976)	95,385,744	(115,698,075)	(227,873,883)

Net increase (decrease) in net assets	(141,495,527)	93,380,854	(234,968,176)	(215,880,450)

NET ASSETS:
Beginning of period	726,807,355	633,426,501	5,159,682,894	5,375,563,344

End of period (b)	$585,311,828	$726,807,355	$4,924,714,718	$5,159,682,894

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(1,337,103)	$(589,411)	$299,276	$1,993,493

(a) See page 34 for share class information on dividend distributions for the Short Duration Plus Portfolio.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Dividends to shareholders:
Dividends from net investment income
International and Tax-Managed International Class Shares, respectively	$(30,576,496)	$(35,969,878)	$(81,403,350)	$(82,805,988)
Class A	(120,546)	(137,099)	(34,092)	(35,099)
Class B	(3,896)	(7,363)	(801)	(888)
Class C	(19,733)	(38,914)	(3,232)	(7,081)

	$(30,720,671)	$(36,153,254)	$(81,441,475)	$(82,849,056)

	NEW YORK MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(23,691,957)	$(51,107,696)	$(16,039,736)	$(33,849,514)
Class A	(2,689,062)	(4,677,472)	(1,017,407)	(1,465,848)
Class B	(7,316)	(19,622)	(1,551)	(6,811)
Class C	(710,524)	(1,329,053)	(224,528)	(444,109)

	$(27,098,859)	$(57,133,843)	$(17,283,222)	$(35,766,282)

Distributions from net realized gain on investment transactions
Municipal Class	$0	$(6,157,028)	$0	$(10,973,587)
Class A	0	(609,093)	0	(490,418)
Class B	0	(3,768)	0	(3,955)
Class C	0	(230,774)	0	(210,612)

	$0	$(7,000,663)	$0	$(11,678,572)

2012 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Municipal Class	$(69,934,906)	$(154,372,036)
Class A	(7,623,369)	(10,805,554)
Class B	(7,300)	(22,032)
Class C	(1,165,760)	(2,231,452)

	$(78,731,335)	$(167,431,074)

Distributions from net realized gain on investment transactions
Municipal Class	$(3,995,574)	$(25,656,578)
Class A	(453,984)	(1,818,536)
Class B	(674)	(6,211)
Class C	(96,123)	(524,825)

	$(4,546,355)	$(28,006,150)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	$(2,240,992)	$(7,507,885)
Class A	(136,810)	(567,406)
Class B	(167)	(10,760)
Class C	(1,230)	(58,504)

	$(2,379,199)	$(8,144,555)

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.36		$15.08	$15.00		$16.51	$29.38	$27.17

Income from investment operations:
Investment income, net†	0.07	‡	0.23	0.22		0.25	0.50	0.46
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.72		(2.68)	0.14		(1.31)	(9.89)	5.63
Contributions from Adviser	0		0	0		0	0	0 (c)

Total from investment operations	1.79		(2.45)	0.36		(1.06)	(9.39)	6.09

Less dividends and distributions:
Dividends from taxable net investment income	(0.26)		(0.27)	(0.28)		(0.45)	(0.44)	(0.53)
Distributions from net realized gain on investment transactions	0		0	0		0	(3.04)	(3.35)

Total dividends and distributions	(0.26)		(0.27)	(0.28)		(0.45)	(3.48)	(3.88)

Net asset value, end of period	$13.89		$12.36	$15.08		$15.00	$16.51	$29.38

Total return (a)	14.77%		(16.61)%	2.43%		(5.59)%	(36.07)%	24.52%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,641,074		$1,495,894	$2,073,462		$2,364,571	$2,788,102	$4,315,454
Average net assets (000 omitted)	$1,614,533		$2,015,954	$2,199,418		$2,032,024	$3,828,486	$3,892,605
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.16%	*	1.18%	1.17%	(d)	1.19%	1.18%	1.18%
Expenses, before waivers/reimbursements	1.20%	*	1.18%	1.17%	(d)	1.19%	1.18%	1.18%
Net investment income	0.99%	‡*	1.50%	1.49%	(d)	2.03%	2.16%	1.68%
Portfolio turnover rate	45%		62%	84%		91%	53%	59%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2012 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.46		$15.19	$15.16		$16.52	$29.64	$27.20

Income from investment operations:
Investment income, net†	0.07	‡	0.24	0.22		0.25	0.52	0.47
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.73		(2.70)	0.09		(1.16)	(10.22)	5.63
Contributions from Adviser	0		0	0	(c)	0 (c)	0	0 (c)

Total from investment operations	1.80		(2.46)	0.31		(0.91)	(9.70)	6.10

Less dividends and distributions:
Dividends from taxable net investment income	(0.29)		(0.27)	(0.28)		(0.45)	(0.42)	(0.49)
Distributions from net realized gain on investment transactions	0		0	0		0	(3.00)	(3.17)

Total dividends and distributions	(0.29)		(0.27)	(0.28)		(0.45)	(3.42)	(3.66)

Net asset value, end of period	$13.97		$12.46	$15.19		$15.16	$16.52	$29.64

Total return (a)	14.82%		(16.56)%	2.07%		(4.64)%	(36.75)%	24.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$3,901,418		$3,587,820	$4,845,829		$5,286,906	$6,024,221	$9,492,508
Average net assets (000 omitted)	$3,720,937		$4,714,049	$5,004,731		$4,376,859	$8,333,321	$8,571,465
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.11%	*	1.14%	1.13%	(d)	1.15%	1.12%	1.12%
Expenses, before waivers/reimbursements	1.16%	*	1.14%	1.13%	(d)	1.15%	1.12%	1.12%
Net investment income	1.05%	‡*	1.54%	1.53%	(d)	2.07%	2.21%	1.68%
Portfolio turnover rate	41%		61%	85%		84%	70%	52%

See Footnote Summary on page 47.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$24.46		$31.40	$26.67		$25.97	$50.62	$38.90

Income from investment operations
Investment income, net†	0.01	‡	0.33	0.27		0.24	0.53	0.45
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.87		(7.10)	4.54		2.25	(14.32)	17.69
Contributions from Adviser	0		0	0		0	0 (c)	0 (c)

Total from investment operations	4.88		(6.77)	4.81		2.49	(13.79)	18.14

Less dividends and distributions:
Dividends from taxable net investment income	(0.24)		(0.31)	(0.20)		(0.39)	(0.44)	(0.35)
Distributions from net realized gain on investment transactions	(0.94)		0	0		(1.50)	(10.55)	(6.22)

Total dividends and distributions	(1.18)		(0.31)	(0.20)		(1.89)	(10.99)	(6.57)

Portfolio transaction fee	0.06		0.14	0.12		0.10	0.13	0.15

Net asset value, end of period	$28.22		$24.46	$31.40		$26.67	$25.97	$50.62

Total return (a)	21.07%	(b)	(22.95)% (b)	16.19%	(b)	13.54% (b)	(36.23)% (b)	50.40% (b)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,406,336		$1,249,690	$1,912,856		$1,949,728	$1,950,976	$3,230,050
Average net assets (000 omitted)	$1,361,408		$1,823,362	$1,928,521		$1,458,886	$2,877,534	$2,660,575
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.45%	*	1.45%	1.44%	(d)	1.48%	1.51%	1.53%
Expenses, before waivers/reimbursements	1.49%	*	1.45%	1.44%	(d)	1.48%	1.51%	1.53%
Net investment income	0.09%	‡*	1.03%	0.94%	(d)	1.25%	1.35%	1.07%
Portfolio turnover rate	30%		57%	67%		70%	55%	61%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2012 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08		YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.49		$12.53	$12.59		$12.40	$12.40		$12.38

Income from investment operations
Investment income, net†	0.05		0.20	0.22		0.30	0.37		0.38
Net realized and unrealized gain (loss) on investment transactions	0.05		(0.04)	(0.06)		0.20	0		0.02
Contributions from Adviser	0		0	0		0	0	(c)	0

Total from investment operations	0.10		0.16	0.16		0.50	0.37		0.40

Less dividends:
Dividends from tax-exempt net investment income	(0.05)		(0.20)	(0.22)		(0.31)	(0.37)		(0.38)

Net asset value, end of period	$12.54		$12.49	$12.53		$12.59	$12.40		$12.40

Total return (a)	0.80%		1.28%	1.29%		4.14%	3.08%		3.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$150,842		$158,478	$273,147		$235,326	$161,836		$110,878
Average net assets (000 omitted)	$158,303		$200,953	$262,227		$186,124	$132,487		$106,936
Ratio to average net assets of:
Expenses	0.64%	*	0.61%	0.61%	(d)	0.63%	0.67%		0.69%
Net investment income	0.79%	*	1.61%	1.75%	(d)	2.42%	2.98%		3.04%
Portfolio turnover rate	27%		32%	30%		45%	103%		66%

See Footnote Summary on page 47.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.55		$12.62	$12.68	$12.53	$12.49	$12.46

Income from investment operations
Investment income, net†	0.04		0.13	0.21	0.34	0.35	0.35
Net realized and unrealized gain (loss) on investment transactions	0.04		(0.04)	0.01	0.15	0.05	0.03

Total from investment operations	0.08		0.09	0.22	0.49	0.40	0.38

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.04)		(0.13)	(0.21)	(0.34)	(0.36)	(0.35)
Distributions from net realized gain on investment transactions	0		(0.03)	(0.07)	0	0	0

Total dividends and distributions	(0.04)		(0.16)	(0.28)	(0.34)	(0.36)	(0.35)

Net asset value, end of period	$12.59		$12.55	$12.62	$12.68	$12.53	$12.49

Total return (a)	0.63%		0.74%	1.77%	3.95%	3.24%	3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$91,122		$121,747	$144,606	$109,040	$141,225	$80,150
Average net assets (000 omitted)	$107,792		$127,326	$127,870	$119,438	$106,703	$77,929
Ratio to average net assets of:
Expenses	0.66%	*	0.63%	0.65% (d)	0.65%	0.69%	0.73%
Net investment income	0.62%	*	1.08%	1.66% (d)	2.68%	2.81%	2.84%
Portfolio turnover rate	5%		81%	64%	52%	134%	103%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2012 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.70	$12.69	$12.68		$12.53	$12.50	$12.48

Income from investment operations
Investment income, net†	0.05	0.17	0.21		0.32	0.38	0.37
Net realized and unrealized gain on investment transactions	0.03	0.01	0.01		0.16	0.04	0.02

Total from investment operations	0.08	0.18	0.22		0.48	0.42	0.39

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.05)	(0.16)	(0.21)		(0.33)	(0.39)	(0.37)
Distributions from net realized gain on investment transactions	(0.01)	(0.01)	0		0	0	0

Total dividends and distributions	(0.06)	(0.17)	(0.21)		(0.33)	(0.39)	(0.37)

Net asset value, end of period	$12.72	$12.70	$12.69		$12.68	$12.53	$12.50

Total return (a)	0.63%	1.42%	1.75%		3.85%	3.35%	3.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$451,424	$418,586	$591,202		$457,515	$328,867	$251,456
Average net assets (000 omitted)	$461,276	$515,306	$556,818		$368,993	$277,346	$219,160
Ratio to average net assets of:
Expenses	0.59% *	0.62%	0.62%	(d)	0.62%	0.64%	0.66%
Net investment income	0.82% *	1.31%	1.65%	(d)	2.55%	3.05%	3.00%
Portfolio turnover rate	23%	39%	23%		54%	94%	60%

See Footnote Summary on page 47.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.42		$14.53	$14.36	$13.61	$13.83	$13.86

Income from investment operations:
Investment income, net†	0.22		0.44	0.44	0.46	0.47	0.47
Net realized and unrealized gain (loss) on investment transactions	0.10		(0.06)	0.20	0.79	(0.22)	(0.03)

Total from investment operations	0.32		0.38	0.64	1.25	0.25	0.44

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.22)		(0.44)	(0.44)	(0.46)	(0.47)	(0.47)
Distributions from net realized gain on investment transactions	0		(0.05)	(0.03)	(0.04)	0	0

Total dividends and distributions	(0.22)		(0.49)	(0.47)	(0.50)	(0.47)	(0.47)

Net asset value, end of period	$14.52		$14.42	$14.53	$14.36	$13.61	$13.83

Total return (a)	2.22%		2.74%	4.55%	9.42%	1.80%	3.24%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,545,484		$1,579,981	$1,745,720	$1,692,410	$1,817,154	$1,722,790
Average net assets (000 omitted)	$1,565,413		$1,652,024	$1,752,608	$1,643,093	$1,828,067	$1,608,192
Ratio to average net assets of:
Expenses	0.61%	*	0.61%	0.61% (d)	0.61%	0.61%	0.61%
Net investment income	3.01%	*	3.09%	3.05% (d)	3.33%	3.38%	3.42%
Portfolio turnover rate	5%		14%	18%	19%	24%	24%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2012 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.62		$14.85	$14.55	$13.96	$14.18	$14.21

Income from investment operations:
Investment income, net†	0.23		0.46	0.47	0.48	0.48	0.46
Net realized and unrealized gain (loss) on investment transactions	0.14		(0.08)	0.34	0.63	(0.22)	(0.03)

Total from investment operations	0.37		0.38	0.81	1.11	0.26	0.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.23)		(0.46)	(0.47)	(0.48)	(0.48)	(0.46)
Distributions from net realized gain on investment transactions	0		(0.15)	(0.04)	(0.04)	0	0

Total dividends and distributions	(0.23)		(0.61)	(0.51)	(0.52)	(0.48)	(0.46)

Net asset value, end of period	$14.76		$14.62	$14.85	$14.55	$13.96	$14.18

Total return (a)	2.52%		2.70%	5.71%	8.09%	1.83%	3.12%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,033,609		$1,031,911	$1,103,565	$1,154,961	$1,363,736	$1,380,197
Average net assets (000 omitted)	$1,039,819		$1,059,794	$1,163,905	$1,186,613	$1,414,368	$1,294,527
Ratio to average net assets of:
Expenses	0.63%	*	0.63%	0.63% (d)	0.63%	0.62%	0.62%
Net investment income	3.07%	*	3.19%	3.23% (d)	3.39%	3.38%	3.27%
Portfolio turnover rate	3%		14%	33%	14%	26%	27%

See Footnote Summary on page 47.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10	YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.65	$14.75	$14.53	$13.81	$14.00	$14.03

Income from investment operations:
Investment income, net†	0.21	0.45	0.45	0.48	0.48	0.46
Net realized and unrealized gain (loss) on investment transactions	0.12	(0.03)	0.25	0.73	(0.19)	(0.03)

Total from investment operations	0.33	0.42	0.70	1.21	0.29	0.43

Less dividends and distributions:
Dividends from tax-exempt net investment income	(0.21)	(0.45)	(0.46)	(0.48)	(0.48)	(0.46)
Distributions from net realized gain on investment transactions	(0.01)	(0.07)	(0.02)	(0.01)	0	0

Total distributions	(0.22)	(0.52)	(0.48)	(0.49)	(0.48)	(0.46)

Net asset value, end of period	$14.76	$14.65	$14.75	$14.53	$13.81	$14.00

Total return (a)	2.27%	2.96%	4.90%	8.96%	2.04%	3.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,889,312	$4,907,931	$5,129,063	$4,942,157	$5,065,599	$4,653,605
Average net assets (000 omitted)	$4,908,439	$4,991,204	$5,176,769	$4,716,436	$5,052,989	$4,174,406
Ratio to average net assets of:
Expenses	0.56% *	0.56%	0.56% (d)	0.57%	0.57%	0.58%
Net investment income	2.82% *	3.08%	3.10% (d)	3.39%	3.38%	3.32%
Portfolio turnover rate	6%	18%	21%	12%	28%	18%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2012 Semi-Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$12.82	$12.89	$12.70		$12.47	$12.47	$12.41

Income from investment operations
Investment income, net†	0.01	0.09	0.10		0.24	0.43	0.50
Net realized and unrealized gain on investment transactions	0	0.02	0.22		0.25	0.01	0.07

Total from investment operations	0.01	0.11	0.32		0.49	0.44	0.57

Less dividends and distributions:
Dividends from taxable net investment income	(0.03)	(0.13)	(0.13)		(0.26)	(0.44)	(0.51)
Distributions from net realized gain on investment transactions	(0.09)	(0.05)	0		0	0	0

Total dividends and distributions	(0.12)	(0.18)	(0.13)		(0.26)	(0.44)	(0.51)

Net asset value, end of period	$12.71	$12.82	$12.89		$12.70	$12.47	$12.47

Total return (a)	0.11%	0.87%	2.55%		3.96%	3.56%	4.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$124,572	$130,219	$163,015		$172,741	$116,067	$81,196
Average net assets (000 omitted)	$129,577	$149,555	$175,298		$163,493	$94,678	$83,785
Ratio to average net assets of:
Expenses	0.66% *	0.64%	0.64%	(d)	0.63%	0.73%	0.77%
Net investment income	0.23% *	0.67%	0.81%	(d)	1.90%	3.43%	4.03%
Portfolio turnover rate	46%	170%	181%		312%	143%	101%

See Footnote Summary on page 47.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$11.89		$11.92	$11.65		$11.45	$12.24	$12.31

Income from investment operations:
Investment income, net†	0.03		0.12	0.20		0.35	0.46	0.55
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.02		(0.01)	0.29		0.22	(0.77)	(0.05)

Total from investment operations	0.05		0.11	0.49		0.57	(0.31)	0.50

Less dividends:
Dividends from taxable net investment income	(0.05)		(0.14)	(0.22)		(0.37)	(0.48)	(0.57)

Net asset value, end of period	$11.89		$11.89	$11.92		$11.65	$11.45	$12.24

Total return (a)	0.39%		0.96%	4.29%	**	5.08%	(2.61)% **	4.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$505,806		$629,603	$534,551		$424,137	$369,337	$339,266
Average net assets (000 omitted)	$576,454		$624,052	$481,956		$367,415	$342,890	$355,957
Ratio to average net assets of:
Expenses	0.61%	*	0.60%	0.62%	(d)	0.63%	0.64%	0.65%
Net investment income	0.56%	*	0.99%	1.69%	(d)	3.08%	3.88%	4.52%
Portfolio turnover rate	63%		99%	107%		176%	116%	127%

See Footnote Summary on page 47.

See Notes to Financial Statements.

2012 Semi-Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	YEAR ENDED 9/30/10		YEAR ENDED 9/30/09	YEAR ENDED 9/30/08	YEAR ENDED 9/30/07
Net asset value, beginning of period	$14.16	$14.13	$13.18		$12.25	$13.11	$13.11

Income from investment operations
Investment income, net†	0.18	0.50	0.54		0.60	0.62	0.62
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.01)	0.18	0.97		1.07	(0.80)	(0.01)

Total from investment operations	0.17	0.68	1.51		1.67	(0.18)	0.61

Less dividends and distributions:
Dividends from taxable net investment income	(0.19)	(0.50)	(0.56)		(0.62)	(0.68)	(0.61)
Distributions from net realized gain on investment transactions	(0.31)	(0.15)	0		(0.12)	0	0

Total dividends and distributions	(0.50)	(0.65)	(0.56)		(0.74)	(0.68)	(0.61)

Net asset value, end of period	$13.83	$14.16	$14.13		$13.18	$12.25	$13.11

Total return (a)	1.18%	5.09%	11.68%		14.41% **	(1.53)% ^**	4.78%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$4,924,715	$5,159,683	$5,375,563		$5,007,391	$4,886,527	$5,062,112
Average net assets (000 omitted)	$5,014,179	$5,261,269	$5,305,650		$4,463,855	$5,220,966	$4,592,670
Ratio to average net assets of:
Expenses	0.57% *	0.56%	0.56%	(d)	0.57%	0.57%	0.58%
Net investment income	2.51% *	3.55%	3.99%	(d)	4.96%	4.75%	4.73%
Portfolio turnover rate	85%	110%	90%		82%	95%	204%

See Footnote Summary on page 47.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

*	Annualized
**	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Intermediate Duration Portfolio for the years ended September 30, 2009 and September 30, 2008 by .01% and 0.02%, respectively and of the Short Duration Plus Portfolio for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.
^	The total return for the Intermediate Duration Portfolio includes the impact of losses resulting from swap counterparty exposure to Lehman Brothers, which detracted from the performance of the Portfolio for the year ended September 30, 2008 by (.16)%.
†	Based on average shares outstanding.
‡	Net of fees and expenses waived by the Adviser.
(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(b)	This reflects the return to a shareholder who purchased shares of the Portfolio at the beginning of the period and redeemed them at the end of the period, paying, in each case, the applicable portfolio transaction fee. Effective May 2, 2005 the portfolio transaction fee payable when shares of the Portfolio are purchased or sold was reduced from 2.00% to 1.00%. Total return to a shareholder for the six months ending March 31, 2012 and the years ending September 30, 2011, September 30, 2010, September 30, 2009, September 30, 2008 and September 30, 2007, without taking into account these transaction fees would have been [ ], (21.38)%, 18.55%, 15.85%, (34.93)% and 53.46%, respectively.
(c)	Amount is less than $.005.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.

See Notes to Financial Statements.

2012 Semi-Annual Report	47

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprises of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Taxable Portfolios, Fixed Income Municipal Portfolios and Intermediate Municipal Portfolios. The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class B and Class C Shares (collectively “Retail Classes”) of International, Tax-Managed International, New York Municipal, California Municipal, Diversified Municipal and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

48	Sanford C. Bernstein Fund, Inc.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2012 Semi-Annual Report	49

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2012:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$31,223,742	$348,515,436		$0	$379,739,178
Consumer Discretionary	15,178,722	237,807,542		0	252,986,264
Energy	29,216,646	182,440,438		0	211,657,084
Industrials	4,678,912	182,354,455		0	187,033,367
Consumer Staples	5,867,627	142,481,885		0	148,349,512
Materials	13,264,517	124,752,993		0	138,017,510
Health Care	0	81,903,979		0	81,903,979
Telecommunication Services	10,661	74,931,286		0	74,941,947
Information Technology	21,422,908	50,374,142		0	71,797,050
Utilities	2,086,151	29,152,333		0	31,238,484
Warrants	0	0		18,872,776	18,872,776
Short-Term Investments	0	17,551,412		0	17,551,412
Total Investments in Securities	122,949,886	1,472,265,901	+	18,872,776	1,614,088,563
Other Financial Instruments*:
Assets:
Futures Contracts	97,342	0		0	97,342	#
Forward Currency Exchange Contracts	0	5,520,004		0	5,520,004
Liabilities:
Futures Contracts	(231,231)	0		0	(231,231	)#
Forward Currency Exchange Contracts	0	(6,159,091)		0	(6,159,091)
Total	$122,815,997	$1,471,626,814		$18,872,776	$1,613,315,587

50	Sanford C. Bernstein Fund, Inc.

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$73,563,525	$817,056,379		$0	$890,619,904
Consumer Discretionary	35,461,781	558,304,266		0	593,766,047
Energy	68,789,011	426,749,251		0	495,538,262
Industrials	11,051,215	421,562,104		0	432,613,319
Materials	32,720,191	308,944,375		0	341,664,566
Consumer Staples	9,182,032	332,424,863		0	341,606,895
Health Care	0	194,224,785		0	194,224,785
Telecommunication Services	2,124,079	191,743,447		0	193,867,526
Information Technology	52,781,959	120,164,869		0	172,946,828
Utilities	4,932,404	67,419,557		0	72,351,961
Warrants	0	0		44,727,077	44,727,077
Short-Term Investments	0	43,373,530		0	43,373,530
Total Investments in Securities	290,606,197	3,481,967,426	+	44,727,077	3,817,300,700
Other Financial Instruments*:
Assets:
Futures Contracts	109,023	0		0	109,023	#
Forward Currency Exchange Contracts	0	37,772,712		0	37,772,712
Liabilities:
Futures Contracts	(310,854)	0		0	(310,854	)#
Forward Currency Exchange Contracts	0	(31,486,401)		0	(31,486,401)
Total	$290,404,366	$3,488,253,737		$44,727,077	$3,823,385,180

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Financials	$84,099,259	$252,448,704		$0	$336,547,963
Information Technology	20,970,046	212,869,583		0	233,839,629
Energy	43,326,754	184,813,234		0	228,139,988
Consumer Discretionary	40,333,149	174,403,236		0	214,736,385
Materials	9,670,369	115,359,302		1,368,302	126,397,973
Consumer Staples	35,103,035	51,296,680		0	86,399,715
Industrials	17,998,654	34,914,378		0	52,913,032
Telecommunication Services	28,914,482	16,084,080		0	44,998,562
Utilities	32,547,127	3,038,538		0	35,585,665
Health Care	992,553	17,453,410		0	18,445,963
Warrants	0	3,827,903		8,109,707	11,937,610
Short-Term Investments	0	2,745,519		0	2,745,519
Total Investments in Securities	313,955,428	1,069,254,567	+	9,478,009	1,392,688,004
Other Financial Instruments*:	0	0		0	0
Total	$313,955,428	$1,069,254,567		$9,478,009	$1,392,688,004

2012 Semi-Annual Report	51

Notes to Financial Statements (continued)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$133,373,561	$4,557,686	$137,931,247
Short-Term Municipal Notes	0	2,035,000	0	2,035,000
Corporates—Investment Grades	0	7,662,059	0	7,662,059
Short-Term Investments	0	1,339,772	0	1,339,772
Total Investments in Securities	0	144,410,392	4,557,686	148,968,078
Other Financial Instruments*	0	0	0	0
Total	$0	$144,410,392	$4,557,686	$148,968,078

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$85,667,369	$968,819	$86,636,188
Corporates—Investment Grades	0	1,564,497	0	1,564,497
Short-Term Investments	0	1,863,379	0	1,863,379
Total Investments in Securities	0	89,095,245	968,819	90,064,064
Other Financial Instruments*	0	0	0	0
Total	$0	$89,095,245	$968,819	$90,064,064

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$399,386,873	$11,343,087	$410,729,960
Short-Term Municipal Notes	0	8,000,000	0	8,000,000
Corporates—Investment Grades	0	22,430,077	0	22,430,077
Governments—Treasuries	0	9,600,860	0	9,600,860
Short-Term Investment	0	11,582,715	0	11,582,715
Total Investments in Securities	0	451,000,525	11,343,087	462,343,612
Other Financial Instruments*	0	0	0	0
Total	$0	$451,000,525	$11,343,087	$462,343,612

NEW YORK MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,738,997,618	$49,502,918	$1,788,500,536
Corporates—Investment Grades	0	3,829,093	0	3,829,093
Short-Term Investments	0	12,950,513	0	12,950,513
Total Investments in Securities	0	1,755,777,224	49,502,918	1,805,280,142
Other Financial Instruments*	0	0	0	0
Total	$0	$1,755,777,224	$49,502,918	$1,805,280,142

52	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$1,085,647,238	$23,670,892	$1,109,318,130
Corporates—Investment Grades	0	18,317,365	0	18,317,365
Short-Term Investments	0	16,511,019	0	16,511,019
Total Investments in Securities	0	1,120,475,622	23,670,892	1,144,146,514
Other Financial Instruments*	0	0	0	0
Total	$0	$1,120,475,622	$23,670,892	$1,144,146,514

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$0	$5,037,713,947	$125,867,133	$5,163,581,080
Short-Term Municipal Notes	0	187,825,000	0	187,825,000
Corporates—Investment Grades	0	200,753,405	0	200,753,405
U.S. Treasuries	0	81,433,000	0	81,433,000
Short-Term Investments	0	92,774,028	0	92,774,028
Total Investments in Securities	0	5,600,499,380	125,867,133	5,726,366,513
Other Financial Instruments*	0	0	0	0
Total	$0	$5,600,499,380	$125,867,133	$5,726,366,513

U.S. GOVERNMENT SHORT DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$89,816,768	$0	$89,816,768
Mortgage Pass-Throughs	0	26,770,238	0	26,770,238
Collateralized Mortgage Obligations	0	0	6,105,818	6,105,818
Inflation-Linked Securities	0	1,621,848	0	1,621,848
Total Investments in Securities	0	118,208,854	6,105,818	124,314,672
Other Financial Instruments*:
Assets:
Futures Contracts	21,053	0	0	21,053	#
Liabilities:
Futures Contracts	(12,764)	0	0	(12,764	)#
Total	$8,289	$118,208,854	$6,105,818	$124,322,961

2012 Semi-Annual Report	53

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$198,369,300	$0	$198,369,300
Mortgage Pass-Throughs	0	139,378,661	0	139,378,661
Asset-Backed Securities	0	84,460,215	12,435,100	96,895,315
Corporates—Investment Grades	0	71,260,757	0	71,260,757
Commercial Mortgage-Backed Securities	0	18,407,105	7,185,272	25,592,377
Collateralized Mortgage Obligations	0	179,578	23,152,127	23,331,705
Agencies	0	17,564,614	0	17,564,614
Inflation-Linked Securities	0	9,515,961	0	9,515,961
Governments—Sovereign Agencies	0	3,379,832	0	3,379,832
Short-Term Investments	0	2,308,068	0	2,308,068
Total Investments in Securities	0	544,824,091	42,772,499	587,596,590
Other Financial Instruments*:
Assets:
Futures Contracts	143,359	0	0	143,359	#
Forward Currency Exchange Contracts	0	232,148	0	232,148
Liabilities:
Futures Contracts	(146,291)	0	0	(146,291	)#
Forward Currency Exchange Contracts	0	(1,203)	0	(1,203)
Total	$(2,932)	$545,055,036	$42,772,499	$587,824,603

54	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:
Mortgage Pass-Throughs	$0	$1,320,035,620	$0		$1,320,035,620
Corporates—Investment Grades	0	1,288,464,677	0		1,288,464,677
Governments—Treasuries	0	1,149,499,407	0		1,149,499,407
Agencies	0	458,856,838	0		458,856,838
Asset-Backed Securities	0	271,533,499	61,716,619		333,250,118
Commercial Mortgage-Backed Securities	0	190,775,440	5,634,393		196,409,833
Corporates—Non-Investment Grades	0	59,115,824	0		59,115,824
Quasi-Sovereigns	0	44,262,119	0		44,262,119
Governments—Sovereign Bonds	0	30,880,764	0		30,880,764
Governments—Sovereign Agencies	0	23,351,515	0		23,351,515
Local Governments—Municipal Bonds	0	16,806,709	0		16,806,709
Collateralized Mortgage Obligations	0	0	16,127,543		16,127,543
Bank Loans	0	0	8,207,757		8,207,757
Preferred Stocks	5,374,698	0	0		5,374,698
Warrants	0	0	0	^	0
Short-Term Investments:
U.S. Treasury Bill	0	246,152,607	0		246,152,607
Time Deposit	0	134,403,754	0		134,403,754
Total Investments in Securities	5,374,698	5,234,138,773	91,686,312		5,331,199,783
Other Financial Instruments*:
Assets:
Futures Contracts	20,467	0	0		20,467	#
Forward Currency Exchange Contracts	0	885,293	0		885,293
Interest Rate Swap Contracts	0	1,468,460	0		1,468,460
Liabilities:
Forward Currency Exchange Contracts	0	(279,255)	0		(279,255)
Total	$5,395,165	$5,236,213,271	$91,686,312		$5,333,294,748

^	The Portfolio held securities with zero market value at period end.

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

2012 Semi-Annual Report	55

Notes to Financial Statements (continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

INTERNATIONAL PORTFOLIO	WARRANTS	TOTAL
Balance as of 9/30/11	$0	$0
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(1,011,732)	(1,011,732)
Purchases	19,884,508	19,884,508
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/12	$18,872,776	$18,872,776

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(1,011,732)	$(1,011,732)

TAX-MANAGED INTERNATIONAL PORTFOLIO	WARRANTS	TOTAL
Balance as of 9/30/11	$0	$0
Accrued discounts/(premiums)	0	0
Realized gain (loss)	0	0
Change in unrealized appreciation/depreciation	(2,382,327)	(2,382,327)
Purchases	47,109,404	47,109,404
Sales	0	0
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/12	$44,727,077	$44,727,077

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(2,382,327)	$(2,382,327)

EMERGING MARKETS PORTFOLIO	ENERGY	FINANCIALS	MATERIALS	WARRANTS
Balance as of 9/30/11	$12,231,415	$1,950,523	$0	$0
Accrued discounts/(premiums)	0	0	0	0
Realized gain (loss)	0	0	0	477,416
Change in unrealized appreciation/depreciation	0	0	(653,246)	(764,034)
Purchases	0	0	0	195,586
Sales	0	0	0	(7,163,083)
Transfers in to Level 3	0	0	2,021,548	15,363,822
Transfers out of Level 3	(12,231,415)	(1,950,523)	0	0

Balance as of 3/31/12	$0	$0	$1,368,302	$8,109,707

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$0	$0	$(653,246)	$(764,034)

56	Sanford C. Bernstein Fund, Inc.

	TOTAL
Balance as of 9/30/11	$14,181,938
Accrued discounts/(premiums)	0
Realized gain (loss)	477,416
Change in unrealized appreciation/depreciation	(1,417,280)
Purchases	195,586
Sales	(7,163,083)
Transfers in to Level 3	17,385,370
Transfers out of Level 3	(14,181,938)

Balance as of 3/31/12	$9,478,009

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(1,417,280)

SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$1,852,470	$1,852,470
Accrued discounts/(premiums)	(3,436)	(3,436)
Realized gain (loss)	(35,420)	(35,420)
Change in unrealized appreciation/depreciation	46,461	46,461
Purchases	350,000	350,000
Sales	(1,464,596)	(1,464,596)
Transfers in to Level 3	5,577,377	5,577,377
Transfers out of Level 3	(1,765,170)	(1,765,170)

Balance as of 3/31/12	$4,557,686	$4,557,686

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$18,668	$18,668

SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$68,000	$68,000
Accrued discounts/(premiums)	90	90
Realized gain (loss)	18	18
Change in unrealized appreciation/depreciation	(32,125)	(32,125)
Purchases	350,000	350,000
Sales	(43,590)	(43,590)
Transfers in to Level 3	626,426	626,426
Transfers out of Level 3	0	0

Balance as of 3/31/12	$968,819	$968,819

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(52,715)	$(52,715)

2012 Semi-Annual Report	57

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$154,500	$154,500
Accrued discounts/(premiums)	75,914	75,914
Realized gain (loss)	(48,851)	(48,851)
Change in unrealized appreciation/depreciation	294,557	294,557
Purchases	0	0
Sales	(1,981,953)	(1,981,953)
Transfers in to Level 3	12,848,920	12,848,920
Transfers out of Level 3	0	0

Balance as of 3/31/12	$11,343,087	$11,343,087

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$294,557	$294,557

NEW YORK MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$13,911,550	$13,911,550
Accrued discounts/(premiums)	(62,653)	(62,653)
Realized gain (loss)	(732,929)	(732,929)
Change in unrealized appreciation/depreciation	(513,783)	(513,783)
Purchases	5,823,477	5,823,477
Sales	(1,284,900)	(1,284,900)
Transfers in to Level 3	45,819,206	45,819,206
Transfers out of Level 3	(13,457,050)	(13,457,050)

Balance as of 3/31/12	$49,502,918	$49,502,918

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(1,198,983)	$(1,198,983)

CALIFORNIA MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$128,000	$128,000
Accrued discounts/(premiums)	128,477	128,477
Realized gain (loss)	(600,808)	(600,808)
Change in unrealized appreciation/depreciation	449,016	449,016
Purchases	3,635,000	3,635,000
Sales	(906,940)	(906,940)
Transfers in to Level 3	20,838,147	20,838,147
Transfers out of Level 3	0	0

Balance as of 3/31/12	$23,670,892	$23,670,892

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(440,115)	$(440,115)

58	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	LONG-TERM MUNICIPAL BONDS	INTEREST RATE SWAP CONTRACTS	TOTAL
Balance as of 9/30/11	$161,000	$370,480	$531,480
Accrued discounts/(premiums)	(2,102,030)	0	(2,102,030)
Realized gain (loss)	(797,208)	380,007	(417,201)
Change in unrealized appreciation/depreciation	4,063,242	(370,480)	3,692,762
Purchases	1,882,988	0	1,882,988
Sales	(2,876,561)	0	(2,876,561)
Settlements	0	(380,007)	(380,007)
Transfers in to Level 3	125,535,702	0	125,535,702
Transfers out of Level 3	0	0	0

Balance as of 3/31/12	$125,867,133	$0	$125,867,133

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$3,648,867	$0	$3,648,867

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	COLLATERALIZED MORTGAGE OBLIGATIONS	TOTAL
Balance as of 9/30/11	$5,186,304	$5,186,304
Accrued discounts/(premiums)	(1,338)	(1,338)
Realized gain (loss)	(1,694)	(1,694)
Change in unrealized appreciation/depreciation	63	63
Purchases	1,407,390	1,407,390
Sales	(484,907)	(484,907)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	0

Balance as of 3/31/12	$6,105,818	$6,105,818

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$63	$63

SHORT DURATION PLUS PORTFOLIO	ASSET-BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	COMMERCIAL MORTGAGEBACKED SECURITIES	TOTAL
Balance as of 9/30/11	$9,273,835	$11,947,915	$13,488,575	$34,710,325
Accrued discounts/(premiums)	707	(5)	(26,453)	(25,751)
Realized gain (loss)	1,818	1	(122,699)	(120,880)
Change in unrealized appreciation/depreciation	80,593	34,016	(176,268)	(61,659)
Purchases	5,509,671	0	7,779,308	13,288,979
Sales	(2,431,524)	(1,843,737)	(2,668,029)	(6,943,290)
Transfers in to Level 3	0	0	4,877,693	4,877,693
Transfers out of Level 3	0	(2,952,918)	0	(2,952,918)

Balance as of 3/31/12	$12,435,100	$7,185,272	$23,152,127	$42,772,499

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$81,482	$34,016	$(196,988)	$(81,490)

2012 Semi-Annual Report	59

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO	ASSET-BACKED SECURITIES	COMMERCIAL MORTGAGEBACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	BANK LOANS
Balance as of 9/30/11	$34,842,778	$5,647,349	$16,233,220	$13,056,540
Accrued discounts/(premiums)	1,103	0	1,049	100,713
Realized gain (loss)	(2,230,771)	0	(150,006)	(540,090)
Change in unrealized appreciation/depreciation	1,973,306	(12,956)	776,883	1,210,143
Purchases	35,991,291	0	0	9,524,494
Sales	(8,861,088)	0	(1,868,540)	(15,144,043)
Settlements	0	0	0	0
Transfers in to Level 3	0	0	1,134,937	0
Transfers out of Level 3	0	0	0	0

Balance as of 3/31/12	$61,716,619	$5,634,393	$16,127,543	$8,207,757

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$797,951	$(12,956)	$776,883	$(1,207,718)

	WARRANTS^	TOTAL
Balance as of 9/30/11	$0	$69,779,887
Accrued discounts/(premiums)	0	102,865
Realized gain (loss)	0	(2,920,867)
Change in unrealized appreciation/depreciation	0	3,947,376
Purchases	0	45,515,785
Sales	0	(25,873,671)
Settlements	0	0
Transfers in to Level 3	0	1,134,937
Transfers out of Level 3	0	0

Balance as of 3/31/12	$0	$91,686,312

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$0	$354,160

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

^	The Portfolio held a security with zero market value at period end.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

60	Sanford C. Bernstein Fund, Inc.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2011, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

2012 Semi-Annual Report	61

Notes to Financial Statements (continued)

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

I.	Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

J.	Portfolio Transaction Fee

The Emerging Markets Portfolio imposes a 1.00% fee on purchases and redemptions. This fee is retained by the Portfolio and is included in the financial statements as a component of additional paid-in capital.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO		FIRST $1 BILLION	NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
International		0.925%	0.850%	0.800%	0.750%	0.650%

FIRST $1 BILLION		NEXT $3 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Tax-Managed International	0.925%	0.850%	0.800%	0.750%	0.650%	0.600%

		FIRST $1 BILLION	NEXT $1 BILLION	NEXT $1 BILLION	NEXT $3 BILLION	THEREAFTER
Emerging Markets		1.175%	1.050%	1.000%	0.900%	0.850%

					FIRST $750 MILLION	THEREAFTER
Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, U.S. Government Short Duration and Short Duration Plus					0.450%	0.400%

			FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
New York Municipal and California Municipal			0.500%	0.450%	0.400%	0.350%

62	Sanford C. Bernstein Fund, Inc.

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal and Intermediate Duration	0.500%	0.450%	0.400%	0.350%	0.300%

*	Prior to October 21, 2010, Diversified Municipal Portfolio’s advisory fee rates were 0.500%, 0.450%, 0.400% and 0.350%.

The Adviser has agreed to voluntarily waive the annual investment management fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to .05% per annum of the respective net assets of the Portfolios, effective November 1, 2011 through October 31, 2012. For the period ending March 31, 2012, such waivers amounted to $340,990, $775,179 and $285,998, respectively.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is .10 of 1%, annualized, of the average daily net assets of each Portfolio during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is .25 of 1%, annualized, of the average daily net assets of each Portfolio during the month.

Under a Transfer Agency Agreement between the Sanford C. Bernstein Fund, Inc., on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2012, the compensation retained by ABIS amounted to: International Portfolio, $8,707; Tax-Managed International Portfolio, $8,981; New York Municipal Portfolio, $13,376; California Municipal Portfolio, $8,997; Diversified Municipal Portfolio, $25,606; and Short Duration Plus Portfolio, $16,729.

C.	Distribution Arrangements—the Funds Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the 12 Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio and Tax-Managed International Portfolio, the Intermediate Municipal Portfolios, and the Short Duration Plus Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares, 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. With respect to the Short Duration Plus Portfolio, effective February 1, 2011, the Distributor voluntarily waived .10 of 1% to limit the fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. Such waiver amounted to $14,567. The Agreement provides that the Distributor will use such payments

2012 Semi-Annual Report	63

Notes to Financial Statements (continued)

in their entirety for distribution assistance and promotional activities. The Distributor has advised the Sanford C. Bernstein Fund, Inc., that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	NEW YORK MUNICIPAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	SHORT DURATION PLUS
Class B	$198,943	$226,862	$751,280	$507,779	$463,843	$25,242
Class C	1,409,424	1,233,674	2,014,900	1,167,775	2,531,694	852,670

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares were sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B Shares of the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio are currently sold with a contingent deferred sales charge that declines from 3% to zero depending on the period of time the shares are held. Class B Shares of the International Portfolio and the Tax-Managed International Portfolio are currently sold with a contingent deferred sales charge that declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolios’ Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase for the Intermediate Municipal Portfolios and the Short Duration Plus Portfolio, and eight years after the end of the calendar month of purchase for the International Portfolio and the Tax-Managed International Portfolio. Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R Shares are not currently being offered but would be sold without an initial or contingent deferred sales charge and would be offered to certain group retirement plans.

AllianceBernstein Investments, Inc., has advised Sanford C. Bernstein Fund, Inc., that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C Shares for the six months ended March 31, 2012, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS B	CLASS C
International	$92	$11	$1,070	$0
Tax-Managed International	87	0	0	0
New York Municipal	248	4,415	1	5,156
California Municipal	0	0	0	313
Diversified Municipal	0	23,717	58	13,672
Short Duration Plus	2,434	657	8	2,347

64	Sanford C. Bernstein Fund, Inc.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2012 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
International	$1,484,444	$0	$0
Tax-Managed International	3,319,500	0	0
Emerging Markets	1,292,641	0	0
U.S. Government Short Duration	955	0	0
Short Duration Plus	9,947	0	0
Intermediate Duration	4,791	0	0

There were no brokerage commissions paid by Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal and Diversified Municipal Portfolios for the six months ended March 31, 2012.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$717,334,580	$0	$798,364,049	$0
Tax-Managed International	1,479,940,671	0	1,694,133,553	0
Emerging Markets	403,652,257	0	494,761,557	0
Short Duration New York Municipal	42,775,434	10,533,451	24,720,270	14,774,274
Short Duration California Municipal	4,798,766	0	32,340,113	7,734,155
Short Duration Diversified Municipal	143,468,340	23,635,472	81,422,461	14,017,522
New York Municipal	95,366,402	0	110,481,716	0
California Municipal	71,155,859	0	36,500,443	0
Diversified Municipal	451,238,511	0	310,340,013	0
U.S. Government Short Duration	0	59,709,227	0	58,042,449
Short Duration Plus	120,631,721	290,574,720	105,977,919	395,852,263
Intermediate Duration	1,033,639,543	3,275,054,798	637,774,109	3,421,026,393

2012 Semi-Annual Report	65

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
International	$129,202,953	$(106,289,673)	$22,913,280
Tax-Managed International	349,703,485	(250,515,326)	99,188,159
Emerging Markets	228,809,835	(81,597,326)	147,212,509
Short Duration New York Municipal	1,178,623	(1,446,901)	(268,278)
Short Duration California Municipal	596,371	(646,639)	(50,268)
Short Duration Diversified Municipal	3,817,473	(2,204,688)	1,612,785
New York Municipal	117,012,532	(14,946,176)	102,066,356
California Municipal	70,072,888	(8,005,377)	62,067,511
Diversified Municipal	319,835,703	(35,288,047)	284,547,656
U.S. Government Short Duration	583,434	(43,361)	540,073
Short Duration Plus	3,038,382	(1,503,445)	1,534,937
Intermediate Duration	205,206,977	(56,024,088)	149,182,889

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Tax-Managed International and International Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

66	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2012, the Intermediate Duration, International and Tax-Managed International Portfolios held futures contracts for hedging purposes. The Short Duration Plus and U.S. Government Short Duration Portfolios also held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Short Duration Plus Portfolio and Intermediate Duration Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2012, the Short Duration Plus and Intermediate Duration Portfolios held foreign-currency exchange contracts for hedging purposes. The International and Tax-Managed International Portfolios held foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

Certain Portfolios may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash,

2012 Semi-Annual Report	67

Notes to Financial Statements (continued)

the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2012, the Diversified and Intermediate Duration Portfolios held interest rate swap contracts for hedging purposes.

Credit Default Swaps:

Certain Portfolios may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

68	Sanford C. Bernstein Fund, Inc.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty. As of March 31, 2012, none of the Portfolios had Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolios’ OTC derivatives transactions may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2012, the International Portfolio and Tax-Managed International Portfolio had OTC derivatives in net liability positions with net asset contingent features in the amount of $3,877,413 and $14,026,547, respectively. If a trigger event had occurred at March 31, 2012, for those derivatives in a net liability position, amounts of $3,877,413 and $14,026,547 would be required to be posted by the International Portfolio and Tax-Managed International Portfolio, respectively, since the aggregate fair value of the required collateral posted was less than the settlement amounts of open derivative contracts.

At March 31, 2012, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,520,004	Unrealized depreciation of forward currency exchange contracts	$6,159,091
Equity contracts			Margin due from/owed to broker on futures contracts	133,889	*
Total		$5,520,004		$6,292,980

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(79,471)	$6,225,481
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	6,421,041	(808,445)
Total		$6,341,570	$5,417,036

2012 Semi-Annual Report	69

Notes to Financial Statements (continued)

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $1,114,408,701 and the average monthly original value of futures contracts was $27,520,301.

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$37,772,712	Unrealized depreciation of forward currency exchange contracts	$31,486,401
Equity contracts			Margin due from/owed to broker on futures contracts	201,831	*
Total		$37,772,712		$31,688,232

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(19,442,938)	$27,221,384
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	6,215,242	(1,804,806)
Total		$(13,227,696)	$25,416,578

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $3,154,292,972 and the average monthly original value of futures contracts was $ 23,368,344.

Diversified Municipal Portfolio

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$380,007	$(370,480)
Total		$380,007	$(370,480)

70	Sanford C. Bernstein Fund, Inc.

For five months of the period ended March 31, 2012, the average monthly notional amount of interest rate swaps was $22,255,000.

U.S. GOVERNMENT SHORT DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Margin due from/owed to broker on futures contracts	$8,289	*
Total		$8,289

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	$13,925	$32,443
Total		$13,925	$32,443

For the six months ended March 31, 2012, the average monthly original value of futures contracts was $18,558,786.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$232,148	Unrealized depreciation of forward currency exchange contracts	$1,203
Interest rate contracts			Margin due from/owed to broker on futures contracts	2,932	*
Total		$232,148		$4,135

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

2012 Semi-Annual Report	71

Notes to Financial Statements (continued)

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,208,602	$(1,422,499)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	139,045	352,691
Total		$1,347,647	$(1,069,808)

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $37,434,145 and the average monthly original value of future contracts was $199,219,622.

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$885,293		Unrealized depreciation of forward currency exchange contracts	$279,255
Interest rate contracts	Unrealized appreciation on interest rate swap agreements	1,468,460
Interest rate contracts	Margin due from/owed to broker on futures contracts	20,467	*
Total		$2,374,220			$279,255

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

72	Sanford C. Bernstein Fund, Inc.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(3,201,221)	$(3,149,407)
Credit contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(10,288,170)	(3,175,749)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	0	1,468,460
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	868,096	(509,604)
Total		$(12,621,295)	$(5,366,300)

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $195,819,157 and the average monthly original value of futures contracts was $106,765,519. For five months of the period, the average monthly notional amount of credit default swaps was $236,811,442. For three months of the period, the average monthly notional amount of interest rate swaps was $88,343,333.

C.	Currency Transactions

Certain Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	Mortgage-Backed Dollar Rolls

The U.S. Government Short Duration Portfolio, the Short Duration Plus Portfolio and the Intermediate Duration Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase similar securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolios are compensated by “fee income”, which is received when the Portfolios enter into the commitment. Such fee income is recorded as deferred income and accrued by each Portfolio over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolios. For the six months ended March 31, 2012, the U.S. Government Short Duration Portfolio and Intermediate Duration Portfolio earned drop income of $12,423 and $3,817,610, respectively, which is included in interest income in the accompanying statement of operations.

2012 Semi-Annual Report	73

Notes to Financial Statements (continued)

E.	Reverse Repurchase Agreements

Under a reverse repurchase agreement, a Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time a Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2012, the average amount of reverse repurchase agreements outstanding for the Intermediate Duration Portfolio was $2,631,608 and the daily weighted average annualized interest rate was (0.24)%. During the period, the Intermediate Duration Portfolio received net interest payment from counterparties.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

PORTFOLIO	2011	2010
International
Distributions paid from:
Ordinary income	$36,153,254	$44,379,989

Total distributions paid	$36,153,254	$44,379,989

Tax-Managed International
Distributions paid from:
Ordinary income	$82,849,056	$97,127,671

Total distributions paid	$82,849,056	$97,127,671

Emerging Markets
Distributions paid from:
Ordinary income	$18,106,284	$13,973,462

Total distributions paid	$18,106,284	$13,973,462

Short Duration New York Municipal
Distributions paid from:
Ordinary income	$42,553	$295,194

Total taxable distributions paid	42,553	295,194
Tax exempt distributions	3,200,451	4,294,334

Total distributions paid	$3,243,004	$4,589,528

Short Duration California Municipal
Distributions paid from:
Ordinary income	$111,236	$174,663
Net long-term capital gains	162,406	628,258

Total taxable distributions paid	273,642	802,921
Tax exempt distributions	1,377,007	1,950,307

Total distributions paid	$1,650,649	$2,753,228

74	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2011	2010
Short Duration Diversified Municipal
Distributions paid from:
Ordinary income	$140,324	$717,811
Net long-term capital gains	241,315	0

Total taxable distributions paid	381,639	717,811
Tax exempt distributions	6,607,653	8,481,264

Total distributions paid	$6,989,292	$9,199,075

New York Municipal
Distributions paid from:
Ordinary income	$966,091	$1,263,287
Net long-term capital gains	6,120,387	4,149,750

Total taxable distributions paid	7,086,478	5,413,037
Tax exempt distributions	57,048,028	56,178,752

Total distributions paid	$64,134,506	$61,591,789

California Municipal
Distributions paid from:
Ordinary income	$213,389	$350,567
Net long-term capital gains	11,629,683	3,522,700

Total taxable distributions paid	11,843,072	3,873,267
Tax exempt distributions	35,601,782	38,950,534

Total distributions paid	$47,444,854	$42,823,801

Diversified Municipal
Distributions paid from:
Ordinary income	$3,177,364	$4,790,016
Net long-term capital gains	26,087,938	8,355,606

Total taxable distributions paid	29,265,302	13,145,622
Tax exempt distributions	166,171,922	163,704,473

Total distributions paid	$195,437,224	$176,850,095

U.S. Government Short Duration
Distributions paid from:
Ordinary income	$1,892,126	$1,820,407
Net long-term capital gains	272,502	0

Total taxable distributions paid	2,164,628	1,820,407

Total distributions paid	$2,164,628	$1,820,407

Short Duration Plus
Distributions paid from:
Ordinary income	$8,144,555	$10,324,416

Total distributions paid	$8,144,555	$10,324,416

2012 Semi-Annual Report	75

Notes to Financial Statements (continued)

PORTFOLIO	2011	2010
Intermediate Duration
Distributions paid from:
Ordinary income	$248,868,880	$217,135,550

Total distributions paid	$248,868,880	$217,135,550

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	ORDINARY INCOME		LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$28,304,587		$0	$(1,060,693,758)	$(279,699,385)	$(1,312,088,556)
Tax-Managed International	80,790,955		0	(2,075,014,652)	(555,975,011)	(2,550,198,708)
Emerging Markets	11,801,784		49,326,519	0	(160,426,752)	(99,298,449)
Short Duration New York Municipal	66,770	(a)	0	(453,637)	(495,230)	(882,097)
Short Duration California Municipal	7,286	(a)	0	(330,322)	112,003	(211,033)
Short Duration Diversified Municipal	213,264	(a)	157,164	0	1,117,497	1,487,925
New York Municipal	1,316,869	(a)	0	(7,380,327)	90,570,991	84,507,533
California Municipal	852,314	(a)	0	(6,801,838)	52,462,305	46,512,781
Diversified Municipal	7,244,394	(a)	460,992	0	243,919,501	251,624,887
U.S. Government Short Duration	373,009		751,301	0	824,040	1,948,350
Short Duration Plus	1,269,567		0	(30,983,378)	2,487,098	(27,226,713)
Intermediate Duration	36,084,717		70,093,206	(877,432)	209,377,458	314,677,949

(a)	Includes tax exempt income as shown below:

Short Duration New York Municipal	$66,770
Short Duration California Municipal	7,286
Short Duration Diversified Municipal	98,753
New York Municipal	1,316,869
California Municipal	852,314
Diversified Municipal	4,605,873

76	Sanford C. Bernstein Fund, Inc.

(b)	At September 30, 2011, Short Duration Plus Portfolio deferred $823,266 in straddle losses, and Intermediate Duration Portfolio deferred $877,432 in straddle losses. Additionally, at September 30, 2011 the following Portfolios had capital loss carryforwards as shown below:

PORTFOLIO	CAPITAL LOSS CARRYFORWARD AMOUNT	EXPIRATION
International	$137,445,488	9/30/2017
International	910,864,476	9/30/2018
Tax-Managed International	344,280,794	9/30/2017
Tax-Managed International	1,714,396,065	9/30/2018
Short Duration New York Municipal	21,687	9/30/2014
Short Duration New York Municipal	71,615	9/30/2015
Short Duration New York Municipal	50,848	9/30/2019
Short Duration California Municipal	60,957	9/30/2019
New York Municipal	2,142,407	9/30/2019
California Municipal	2,406,179	9/30/2019
Short Duration Plus	3,594,854	9/30/2013
Short Duration Plus	6,491,604	9/30/2014
Short Duration Plus	4,022,522	9/30/2015
Short Duration Plus	920,045	9/30/2016
Short Duration Plus	5,807,512	9/30/2017
Short Duration Plus	1,960,592	9/30/2018
Short Duration Plus	2,061,764	9/30/2019

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales and straddles, swap income (loss) accrual, interest accrual on defaulted securities and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to post-October loss deferrals and dividends payable to shareholders.

At September 30, 2011, the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2011:

POST-OCTOBER CAPITAL LOSS DEFERRAL
International	$12,383,794
Tax-Managed International	16,337,793
Short Duration New York Municipal	309,487
Short Duration California Municipal	269,365
New York Municipal	5,237,920
California Municipal	4,395,659
Short Duration Plus	5,301,219

During the year ended September 30, 2011, capital loss carryforwards were utilized by the Portfolios as shown below:

CAPITAL LOSS CARRYFORWARD UTILIZED
International	$16,290,624
Tax-Managed International	27,325,332
Emerging Markets	179,757,297

2012 Semi-Annual Report	77

Notes to Financial Statements (continued)

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE 5.	Risks Involved in Investing in the Portfolios

Emerging Markets and International Portfolios—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

Fixed Income Portfolios—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Prior to September 15, 2008, the Intermediate Duration Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $9,843,441. The Portfolio’s claim to these obligations is subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of March 31, 2012, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $4,823,286 (49.00% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser (see Note 9).

78	Sanford C. Bernstein Fund, Inc.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Riskier than a Money-Market Fund—The Short Duration Portfolios invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Riskier than a Money-Market Fund—The Short Duration Portfolios invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

No Government Guarantee—Investments in the U.S. Government Short Duration Portfolio are not insured by the U.S. Government.

Derivatives Risk—All Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

2012 Semi-Annual Report	79

Notes to Financial Statements (continued)

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Actions by a Few Major Investors—In certain emerging-market countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Emerging Markets Portfolio.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	RETAIL CLASS A SHARES	RETAIL CLASS B SHARES	RETAIL CLASS C SHARES	TOTAL
International	600	200	200	200	1,400	(a)
Tax-Managed International	600	200	200	200	1,200
Emerging Markets	200	0	0	0	200
Short Duration New York Municipal	100	0	0	0	100
Short Duration California Municipal	100	0	0	0	100
Short Duration Diversified Municipal	100	0	0	0	100
New York Municipal	400	200	200	200	1,000
California Municipal	200	200	200	200	800
Diversified Municipal	800	400	400	400	2,000
U.S. Government Short Duration	200	0	0	0	200
Short Duration Plus	200	200	200	200	1,000	(a)
Intermediate Duration	600	0	0	0	600
Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N	3,600	0	0	0	3,600	(b)

(a)	An additional 200 million is allocated to the retirement class of shares which is not currently being offered.

(b)	3.6 billion has been allocated to the Overlay Portfolios of which 300 million is allocated to Class 1 and 300 million is allocated to Class 2 shares for each Overlay Portfolio.

80	Sanford C. Bernstein Fund, Inc.

Share transactions for each Portfolio for the six months ended March 31, 2012 and the year ended September 30, 2011, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
International Class Shares
Shares sold	27,998,284	22,737,909	$355,658,353	$346,369,290
Shares issued to shareholders on reinvestment of dividends	254,749	337,952	3,051,895	5,167,275
Shares redeemed	(31,121,181)	(39,613,491)	(413,109,423)	(606,143,191)

Net decrease	(2,868,148)	(16,537,630)	(54,399,175)	(254,606,626)
Beginning of period	120,987,847	137,525,477	2,776,070,201	3,030,676,827

End of period	118,119,699	120,987,847	$2,721,671,026	$2,776,070,201

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class A Shares
Shares sold	19,889	61,691	$261,470	$925,378
Shares issued to shareholders on reinvestment of dividends	8,569	7,816	102,228	119,197
Shares converted from Class B	6,046	9,078	78,146	140,209
Shares redeemed	(122,133)	(256,466)	(1,628,702)	(3,955,696)

Net decrease	(87,629)	(177,881)	(1,186,858)	(2,770,912)
Beginning of period	586,521	764,402	26,528,949	29,299,861

End of period	498,892	586,521	$25,342,091	$26,528,949

Class B Shares
Shares sold	1,801	3,396	$23,270	$49,463
Shares issued to shareholders on reinvestment of dividends	248	431	2,950	6,544
Shares converted to Class A	(6,061)	(9,159)	(78,146)	(140,209)
Shares redeemed	(12,395)	(33,783)	(158,087)	(514,817)

Net decrease	(16,407)	(39,115)	(210,013)	(599,019)
Beginning of period	66,953	106,068	2,454,917	3,053,936

End of period	50,546	66,953	$2,244,904	$2,454,917

Class C Shares
Shares sold	8,593	26,668	$111,911	$409,489
Shares issued to shareholders on reinvestment of dividends	1,178	2,315	14,076	35,189
Shares redeemed	(74,833)	(259,706)	(985,574)	(3,968,731)

Net decrease	(65,062)	(230,723)	(859,587)	(3,524,053)
Beginning of period	325,273	555,996	14,901,680	18,425,733

End of period	260,211	325,273	$14,042,093	$14,901,680

2012 Semi-Annual Report	81

Notes to Financial Statements (continued)

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Tax-Managed International Class Shares
Shares sold	41,782,038	45,602,742	$554,091,784	$703,950,786
Shares issued to shareholders on reinvestment of dividends	515,833	482,051	6,220,938	7,423,588
Shares redeemed	(51,036,512)	(77,122,303)	(665,912,506)	(1,187,959,389)

Net decrease	(8,738,641)	(31,037,510)	(105,599,784)	(476,585,015)
Beginning of period	287,971,692	319,009,202	6,020,843,977	6,497,428,992

End of period	279,233,051	287,971,692	$5,915,244,193	$6,020,843,977

Class A Shares
Shares sold	4,481	8,751	$57,950	$135,048
Shares issued to shareholders on reinvestment of dividends	1,847	1,572	22,092	24,064
Shares converted from Class B	375	504	5,164	7,513
Shares redeemed	(67,716)	(53,290)	(917,099)	(823,358)

Net decrease	(61,013)	(42,463)	(831,893)	(656,733)
Beginning of period	178,709	221,172	7,645,586	8,302,319

End of period	117,696	178,709	$6,813,693	$7,645,586

Class B Shares
Shares issued to shareholders on reinvestment of dividends	67	58	$801	$883
Shares converted to Class A	(378)	(511)	(5,164)	(7,513)
Shares redeemed	(1)	(3,535)	(1)	(52,715)

Net decrease	(312)	(3,988)	(4,364)	(59,345)
Beginning of period	11,451	15,439	423,841	483,186

End of period	11,139	11,451	$419,477	$423,841

Class C Shares
Shares sold	0	3,887	$0	$60,000
Shares issued to shareholders on reinvestment of dividends	192	388	2,292	5,900
Shares redeemed	(1,229)	(59,238)	(16,450)	(905,209)

Net decrease	(1,037)	(54,963)	(14,158)	(839,309)
Beginning of period	63,961	118,924	2,949,822	3,789,131

End of period	62,924	63,961	$2,935,664	$2,949,822

82	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO		SHORT DURATION NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Shares sold	3,931,089	7,229,333	2,961,197	7,335,004
Shares issued to shareholders on reinvestment of dividends and distributions	2,365,739	509,933	26,910	139,721
Shares redeemed	(7,543,649)	(17,578,148)	(3,640,303)	(16,581,286)

Net decrease in shares outstanding	(1,246,821)	(9,838,882)	(652,196)	(9,106,561)
Shares outstanding at beginning of period	51,083,963	60,922,845	12,685,766	21,792,327

Shares outstanding at end of period	49,837,142	51,083,963	12,033,570	12,685,766

	SHORT DURATION CALIFORNIA MUNICIPAL PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Shares sold	2,011,718	7,305,866	14,433,060	25,970,779
Shares issued to shareholders on reinvestment of dividends and distributions	18,598	95,851	116,066	364,345
Shares redeemed	(4,491,974)	(9,161,518)	(12,038,235)	(39,943,340)

Net increase (decrease) in shares outstanding	(2,461,658)	(1,759,801)	2,510,891	(13,608,216)
Shares outstanding at beginning of period	9,700,072	11,459,873	32,970,893	46,579,109

Shares outstanding at end of period	7,238,414	9,700,072	35,481,784	32,970,893

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Municipal Class Shares
Shares sold	10,217,740	24,120,107	$147,977,759	$342,084,871
Shares issued to shareholders on reinvestment of dividends and distributions	296,169	1,063,810	4,287,516	15,129,255
Shares redeemed	(13,645,826)	(35,764,936)	(197,561,567)	(508,606,401)

Net decrease	(3,131,917)	(10,581,019)	(45,296,292)	(151,392,275)
Beginning of period	109,596,020	120,177,039	1,498,570,101	1,649,962,376

End of period	106,464,103	109,596,020	$1,453,273,809	$1,498,570,101

2012 Semi-Annual Report	83

Notes to Financial Statements (continued)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class A Shares
Shares sold	2,957,301	5,847,871	$42,884,591	$83,308,779
Shares issued to shareholders on reinvestment of dividends and distributions	149,194	269,960	2,158,892	3,841,115
Shares converted from Class B	5,386	18,688	77,902	265,570
Shares redeemed	(1,829,666)	(4,515,408)	(26,501,377)	(63,846,661)

Net increase	1,282,215	1,621,111	18,620,008	23,568,803
Beginning of period	12,742,651	11,121,540	181,450,913	157,882,110

End of period	14,024,866	12,742,651	$200,070,921	$181,450,913

Class B Shares
Shares sold	350	3,348	$5,032	$47,958
Shares issued to shareholders on reinvestment of dividends and distributions	405	1,392	5,848	19,781
Shares converted to Class A	(5,388)	(18,701)	(77,902)	(265,570)
Shares redeemed	(1,787)	(10,752)	(25,942)	(152,371)

Net decrease	(6,420)	(24,713)	(92,964)	(350,202)
Beginning of period	52,323	77,036	1,549,222	1,899,424

End of period	45,903	52,323	$1,456,258	$1,549,222

Class C Shares
Shares sold	1,342,987	1,494,038	$19,497,972	$21,367,392
Shares issued to shareholders on reinvestment of dividends and distributions	39,208	82,994	567,415	1,180,797
Shares redeemed	(533,415)	(1,440,810)	(7,708,868)	(20,468,196)

Net increase	848,780	136,222	12,356,519	2,079,993
Beginning of period	4,481,848	4,345,626	64,362,977	62,282,984

End of period	5,330,628	4,481,848	$76,719,496	$64,362,977

84	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Municipal Class Shares
Shares sold	7,277,683	16,529,607	$107,071,715	$237,900,013
Shares issued to shareholders on reinvestment of dividends and distributions	157,382	1,106,021	2,314,944	15,911,404
Shares redeemed	(7,968,574)	(21,410,576)	(117,342,114)	(308,609,858)

Net decrease	(533,509)	(3,774,948)	(7,955,455)	(54,798,441)
Beginning of period	70,561,601	74,336,549	986,768,048	1,041,566,489

End of period	70,028,092	70,561,601	$978,812,593	$986,768,048

Class A Shares
Shares sold	2,624,255	2,209,152	$38,722,503	$31,881,965
Shares issued to shareholders on reinvestment of dividends and distributions	38,285	73,932	562,937	1,065,655
Shares converted from Class B	779	12,809	11,493	185,016
Shares redeemed	(604,370)	(1,559,078)	(8,931,721)	(22,416,038)

Net increase	2,058,949	736,815	30,365,212	10,716,598
Beginning of period	4,101,304	3,364,489	59,360,773	48,644,175

End of period	6,160,253	4,101,304	$89,725,985	$59,360,773

Class B Shares
Shares sold	0	52	$0	$746
Shares issued to shareholders on reinvestment of dividends and distributions	58	451	849	6,456
Shares converted to Class A	(780)	(12,813)	(11,493)	(185,016)
Shares redeemed	(4,504)	(9,852)	(66,611)	(141,931)

Net decrease	(5,226)	(22,162)	(77,255)	(319,745)
Beginning of period	10,937	33,099	580,737	900,482

End of period	5,711	10,937	$503,482	$580,737

Class C Shares
Shares sold	214,128	262,234	$3,156,094	$3,782,260
Shares issued to shareholders on reinvestment of dividends and distributions	10,188	31,028	149,767	446,859
Shares redeemed	(58,580)	(370,273)	(864,528)	(5,318,662)

Net increase (decrease)	165,736	(77,011)	2,441,333	(1,089,543)
Beginning of period	1,378,906	1,455,917	20,044,357	21,133,900

End of period	1,544,642	1,378,906	$22,485,690	$20,044,357

2012 Semi-Annual Report	85

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Municipal Class Shares
Shares sold	40,144,457	87,897,500	$591,849,691	$1,268,014,676
Shares issued to shareholders on reinvestment of dividends and distributions	1,028,187	3,358,702	15,150,551	48,446,850
Shares redeemed	(44,963,002)	(104,108,515)	(662,530,711)	(1,502,120,532)

Net decrease	(3,790,358)	(12,852,313)	(55,530,469)	(185,659,006)
Beginning of period	334,939,351	347,791,664	4,666,959,058	4,852,618,064

End of period	331,148,993	334,939,351	$4,611,428,589	$4,666,959,058

Class A Shares
Shares sold	15,246,566	26,271,567	$225,273,496	$381,207,778
Shares issued to shareholders on reinvestment of dividends and distributions	414,844	624,483	6,113,743	9,027,000
Shares converted from Class B	4,738	25,024	70,265	360,915
Shares redeemed	(7,281,720)	(13,824,535)	(107,309,694)	(199,347,006)

Net increase	8,384,428	13,096,539	124,147,810	191,248,687
Beginning of period	36,552,762	23,456,223	530,518,751	339,270,064

End of period	44,937,190	36,552,762	$654,666,561	$530,518,751

Class B Shares
Shares sold	2,284	9,597	$33,695	$139,354
Shares issued to shareholders on reinvestment of dividends and distributions	382	1,459	5,634	21,073
Shares converted to Class A	(4,736)	(25,018)	(70,265)	(360,915)
Shares redeemed	(7,027)	(35,773)	(103,983)	(516,737)

Net decrease	(9,097)	(49,735)	(134,919)	(717,225)
Beginning of period	55,705	105,440	1,443,818	2,161,043

End of period	46,608	55,705	$1,308,899	$1,443,818

Class C Shares
Shares sold	2,508,114	2,685,042	$37,079,323	$38,977,774
Shares issued to shareholders on reinvestment of dividends and distributions	59,748	134,887	880,650	1,947,538
Shares redeemed	(654,874)	(1,794,971)	(9,633,124)	(25,837,114)

Net increase	1,912,988	1,024,958	28,326,849	15,088,198
Beginning of period	7,599,671	6,574,713	110,271,025	95,182,827

End of period	9,512,659	7,599,671	$138,597,874	$110,271,025

86	Sanford C. Bernstein Fund, Inc.

	U.S. GOVERNMENT SHORT DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Shares sold	1,648,152	8,419,396
Shares issued to shareholders on reinvestment of dividends and distributions	90,969	113,959
Shares redeemed	(2,099,911)	(11,020,399)

Net decrease in shares outstanding	(360,790)	(2,487,044)
Shares outstanding at beginning of period	10,159,947	12,646,991

Shares outstanding at end of period	9,799,157	10,159,947

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Short Duration Plus Class Shares
Shares sold	7,443,158	36,554,682	$88,519,831	$435,700,586
Shares issued to shareholders on reinvestment of dividends	93,646	300,869	1,113,194	3,585,750
Shares redeemed	(17,929,847)	(28,747,848)	(213,246,279)	(342,510,638)

Net increase (decrease)	(10,393,043)	8,107,703	(123,613,254)	96,775,698
Beginning of period	52,950,035	44,842,332	650,554,228	553,778,530

End of period	42,556,992	52,950,035	$526,940,974	$650,554,228

Class A Shares
Shares sold	1,181,750	3,036,869	$14,056,962	$36,225,270
Shares issued to shareholders on reinvestment of dividends	10,118	40,513	120,318	483,005
Shares converted from Class B	56,075	75,683	667,056	902,212
Shares redeemed	(2,464,992)	(2,923,147)	(29,325,161)	(34,835,723)

Net increase (decrease)	(1,217,049)	229,918	(14,480,825)	2,774,764
Beginning of period	5,700,359	5,470,441	71,153,116	68,378,352

End of period	4,483,310	5,700,359	$56,672,291	$71,153,116

2012 Semi-Annual Report	87

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class B Shares
Shares sold	19,129	103,096	$227,469	$1,228,535
Shares issued to shareholders on reinvestment of dividends	32	810	383	9,649
Shares converted to Class A	(56,145)	(75,696)	(667,056)	(902,212)
Shares redeemed	(63,328)	(193,272)	(752,772)	(2,302,585)

Net decrease	(100,312)	(165,062)	(1,191,976)	(1,966,613)
Beginning of period	383,400	548,462	6,347,924	8,314,537

End of period	283,088	383,400	$5,155,948	$6,347,924

Class C Shares
Shares sold	211,655	605,602	$2,513,979	$7,214,903
Shares issued to shareholders on reinvestment of dividends	237	4,429	2,355	52,779
Shares redeemed	(376,271)	(794,881)	(4,472,255)	(9,465,787)

Net decrease	(164,379)	(184,850)	(1,955,921)	(2,198,105)
Beginning of period	2,089,681	2,274,531	26,184,114	28,382,219

End of period	1,925,302	2,089,681	$24,228,193	$26,184,114

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Shares sold	32,602,450	83,402,480
Shares issued to shareholders on reinvestment of dividends and distributions	8,452,917	5,642,256
Shares redeemed	(49,239,904)	(105,131,725)

Net decrease in shares outstanding	(8,184,537)	(16,086,989)
Shares outstanding at beginning of period	364,283,508	380,370,497

Shares outstanding at end of period	356,098,971	364,283,508

NOTE 7.	Line of Credit

The Emerging Markets Portfolio maintains a $35,000,000 line of credit intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the line of credit are paid by the Portfolio and are included in the miscellaneous expenses in the statements of operations. The Portfolio did not utilize the Facility during the six months ended March 31, 2012.

88	Sanford C. Bernstein Fund, Inc.

NOTE 8.	Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 9.	Subsequent Events

In accordance with its error correction policy, the Adviser has agreed to make the Intermediate Duration Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser. On April 9, 2012, the portfolio management team determined to dispose of the position held by the Portfolio that reflects the Bankruptcy Claim (thereby realizing upon the corresponding undertaking of the Adviser to make payment in respect of said Claim to make the Portfolio whole). On that date, the Bankruptcy Claim was being valued at $.4975 (49.75% of the Bankruptcy Claim), based upon the estimated recovery value. Accordingly, on April 13, 2012, the Adviser reimbursed the Portfolio in an amount equal to $4,897,112.

With respect to the Short Duration Plus Portfolio, effective July 1, 2012, the Distributor will voluntarily waive an additional .45 of 1% to limit the fees to .45 of 1% of the average daily net assets attributable to the Class B shares and Class C shares.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2012 Semi-Annual Report	89

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT**

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

90	Sanford C. Bernstein Fund, Inc.

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

** AllianceBernstein Investor Services, Inc. serves as Transfer Agent for the Fund’s retail classes.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 20, 2011. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 19, 2011, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2011 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2011. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 22, 2011, the Independent Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. Also on September 22, 2011, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. At the same meeting, they also received an update on the Adviser’s equity investment services and the performance of the equity Portfolios from the Adviser’s Chief Investment Officer of Equities. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer. Following the meeting on September 22, 2011, the Independent Directors, through their counsel, requested certain modifications to the Adviser’s proposal regarding the investment advisory fees of the Portfolios, including waivers of a portion of the advisory fees through 2012 with respect to the International, Tax-Managed International and Emerging Markets Portfolios. The Independent Directors received a written response to this request from the Adviser, which included a modified proposal, and held a telephonic meeting with representatives of the Adviser on October 11, 2011, to discuss this proposal. On October 19, 2011, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. On October 20, 2011, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2011 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

2012 Semi-Annual Report	91

Board’s Consideration of Investment Management Arrangement (continued)

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

92	Sanford C. Bernstein Fund, Inc.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2011 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2011. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2009 and 2010, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2011 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is

2012 Semi-Annual Report	93

Board’s Consideration of Investment Management Arrangement (continued)

a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios, effective November 1, 2011 through October 31, 2012, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

94	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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The Following Is Not Part of the Shareholder Report or The Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Portfolios:2

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

Short Duration New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context

1 The Senior Officer’s evaluation, excluding the conclusion, was completed and provided to the Board of Directors on October 4, 2011 and discussed with the Board on October 11, 2011. The conclusion was completed and provided to the Board on October 19, 2011. The full evaluation was discussed with the Board of Directors on October 19- 20, 2011.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Private Client Class shares of the Portfolios unless otherwise indicated.

96	Sanford C. Bernstein Fund, Inc.

of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[4]
Tax-Managed International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.650%
	On the balance	0.600%

International Portfolio	First $1 billion	0.925%
	Next $3 billion	0.850%
	Next $2 billion	0.800%
	Next $2 billion	0.750%
	On the balance	0.650%

Emerging Markets Portfolio	First $1 billion	1.175%
	Next $1 billion	1.050%
	Next $1 billion	1.000%
	Next $3 billion	0.900%
	On the balance	0.850%

U.S. Government Short Duration Portfolio	First $750 million	0.450%
Short Duration Plus Portfolio	On the balance	0.400%
Short Duration California Municipal Portfolio
Short Duration Diversified Municipal Portfolio
Short Duration New York Municipal Portfolio
Intermediate Duration Portfolio	First $1 billion	0.500%
Diversified Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	Next $2 billion	0.350%
	On the balance	0.300%

California Municipal Portfolio	First $1 billion	0.500%
New York Municipal Portfolio	Next $2 billion	0.450%
	Next $2 billion	0.400%
	On the balance	0.350%

3 Jones v. Harris at 1427.

4 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

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The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

The Portfolios’ net assets on September 30, 2011 and September 30, 2010 are set forth below:

PORTFOLIO	09/30/11 NET ASSETS ($MM)	09/30/10 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Managed International Portfolio	$3,590.7	$4,860.5	-$1,269.8

International Portfolio	$1,508.5	$2,096.6	-$588.1

Emerging Markets Portfolio	$1,250.0	$1,917.6	-$667.7

U.S. Government Short Duration Portfolio	$130.6	$163.7	-$33.1

Short Duration Plus Portfolio	$727.6	$633.4	$94.2

Intermediate Duration Portfolio	$5,197.1	$5,377.2	-$180.1

Short Duration California Municipal Portfolio	$119.1	$145.5	-$26.4

Short Duration Diversified Municipal Portfolio	$418.0	$592.9	-$174.9

Short Duration New York Municipal Portfolio	$158.6	$273.4	-$114.9

California Municipal Portfolio	$1,113.5	$1,177.1	-$63.5

Diversified Municipal Portfolio	$5,558.1	$5,574.4	-$16.3

New York Municipal Portfolio	$1,830.5	$1,971.8	-$141.3

There have been various amendments to the investment advisory fee schedules of the Portfolios since October 2004 as a result of the Board of Directors’ negotiations with the Adviser. Set forth in the table below is the impact in basis points of the advisory fee schedule changes made since October 2004 for each Portfolio. It should be noted that the estimated fees are based on September 30, 2011 net assets:

EFFECTIVE ADVISORY FEES BASED ON OCTOBER 2004 FEE SCHEDULE VS. CURRENT FEE SCHEDULE
PORTFOLIO	OCTOBER 2004	CURRENT	DIFFERENCE
Tax-Managed International Portfolio	0.928%	0.871%	0.057%

International Portfolio	0.966%	0.900%	0.066%

Emerging Markets Portfolio	1.225%	1.150%	0.075%

U.S. Government Short Duration Portfolio	0.500%	0.450%	0.050%

Short Duration Plus Portfolio	0.500%	0.450%	0.050%

Intermediate Duration Portfolio	0.460%	0.437%	0.023%

Short Duration California Municipal Portfolio	0.500%	0.450%	0.050%

Short Duration Diversified Municipal Portfolio	0.500%	0.450%	0.050%

Short Duration New York Municipal Portfolio	0.500%	0.450%	0.050%

California Municipal Portfolio	0.495%	0.495%	0.000%

Diversified Municipal Portfolio	0.459%	0.431%	0.028%

New York Municipal Portfolio	0.477%	0.477%	0.000%

98	Sanford C. Bernstein Fund, Inc.

Set forth below are the Portfolios’ total expense ratios for the semi-annual period ending March 31, 2011:

PORTFOLIO	SEMI-ANNUAL PERIOD ENDING 03/31/11 TOTAL EXPENSE RATIO[5]
Tax-Managed International Portfolio	Private Client	1.13%
	Class A	1.74%
	Class B	2.50%
	Class C	2.44%

International Portfolio	Private Client	1.18%
	Class A	1.62%
	Class B	2.40%
	Class C	2.35%

Emerging Markets Portfolio	Private Client	1.44%

U.S. Government Short Duration Portfolio	Private Client	0.64%

Short Duration Plus Portfolio	Private Client	0.61%
	Class A	0.92%
	Class B	1.63%
	Class C	1.60%

Intermediate Duration Portfolio	Private Client	0.56%

Short Duration California Municipal Portfolio	Private Client	0.65%

Short Duration Diversified Municipal Portfolio	Private Client	0.61%

Short Duration New York Municipal Portfolio	Private Client	0.62%

California Municipal Portfolio	Private Client	0.63%
	Class A	0.90%
	Class B	1.60%
	Class C	1.60%

Diversified Municipal Portfolio	Private Client	0.55%
	Class A	0.79%
	Class B	1.52%
	Class C	1.49%

New York Municipal Portfolio	Private Client	0.61%
	Class A	0.83%
	Class B	1.57%
	Class C	1.53%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional

5 Annualized.

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The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.6 In addition to the relevant AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios versus the Portfolios’ advisory fees based on September 30, 2011 net assets.7

PORTFOLIO	NET ASSETS 09/30/11 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	$3,590.7	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.408%	0.871%

International Portfolio	$1,508.5	International Style Blend 80 bp on 1st 25 million 65 bp on next $25 million 55 bp on next $50 million 45 bp on next $100 million 40 bp on the balance Minimum account size: $50m	0.419%	0.900%

Emerging Markets Portfolio	$1,250.0	Emerging Markets Style Blend 100 bp on 1st $50 million 80 bp on the balance Minimum account size: $50m	0.808%	1.150%

6 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

7 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

100	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NET ASSETS 09/30/11 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
U.S. Government Short Duration Portfolio[8]	$130.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.204%	0.450%

Short Duration Plus Portfolio	$727.6	Low Duration 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $25m	0.135%	0.450%

Intermediate Duration Portfolio	$5,197.1	U.S. Strategic Core Plus 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.202%	0.437%

Short Duration California Municipal Portfolio	$119.1	Short Duration California Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.209%	0.450%

Short Duration Diversified Municipal Portfolio	$418.0	Short Duration Diversified Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.157%	0.450%

Short Duration New York Municipal Portfolio	$158.6	Short Duration New York Municipal 30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.194%	0.450%

California Municipal Portfolio	$1,113.5	Intermediate Duration California Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.196%	0.495%

8 The Portfolio’s duration target of 1 to 3 years is similar to that of AllianceBernstein Institutional Low Duration, which targets a duration within 20% of the Bank of America/Merrill Lynch 1-3 Year Treasury Index. However, unlike AllianceBernstein Institutional Low Duration, the Portfolio has a relatively more restrictive investment strategy, which limits the Portfolio to invest primarily in U.S. Government and agency securities.

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The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

PORTFOLIO	NET ASSETS 09/30/11 ($MM)	ALLIANCEBERNSTEIN (“AB”) INSTITUTIONAL (“INST.”) FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE	PORTFOLIO ADVISORY FEE
Diversified Municipal Portfolio	$5,558.1	Intermediate Duration Diversified Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.189%	0.431%

New York Municipal Portfolio	$1,830.5	Intermediate Duration New York Municipal 50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.193%	0.477%

With respect to Tax-Managed International Portfolio and International Portfolio, the Senior Officer compared the differences between the advisory fees charged to the Portfolios and the fees charged to their corresponding institutional accounts (herein referred to as the “spread”) and the spreads of the Portfolios’ group of Lipper peers.9 The result of that comparison was discussed with the Board of Directors.

The Adviser also manages the AllianceBernstein Mutual Funds (“ABMF”), which are investment companies. The advisory schedule of these funds, implemented in January 2004, as a result of the AoD between the NYAG and the Adviser, contemplate eight categories with almost all of the AllianceBernstein Mutual Funds in each category having the same fee schedule. Certain of the eight categories are applicable to the Portfolios and the advisory fee schedules of those categories are set forth below. Also shown are what would have been the effective advisory fees of the Portfolios had the advisory fee schedules of the ABMF funds been applicable to the Portfolios versus the Portfolios’ advisory fees based on the September 30, 2011 net assets:

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Tax-Managed International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.720%	0.871%

International Portfolio	Int’l.	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	0.900%

Emerging Markets Portfolio	Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	0.750%	1.150%

U.S. Government Short Duration Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Plus Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Intermediate Duration Portfolio	High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	0.472%	0.437%

9 Group peers selected by Lipper from the 2011 Lipper 15(c) Report.

102	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	NYAG CATEGORY	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Short Duration California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

Short Duration New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.450%

California Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.495%

Diversified Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.417%	0.431%

New York Municipal Portfolio	Low Risk Income	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	0.450%	0.477%

Set forth below are the advisory fee schedules of certain ABMF funds, which have a somewhat similar investment style as certain Portfolios and do not follow the NYAG categories. Also set forth below are what would have been the effective advisory fees of the Portfolios had the ABMF fee schedules been applicable to the Portfolios based on the Portfolios’ September 30, 2011 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
International Portfolio	International Discovery Equity Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

	International Focus 40 Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.983%	0.900%

Emerging Markets Portfolio	Emerging Markets Multi-Asset Portfolio	100 bp on 1st $1 billion 95 bp on next $1 billion 90 bp on next $1 billion 85 bp on the balance	0.990%	1.150%

Intermediate Duration Portfolio	Sanford C. Bernstein Fund II, Inc. (“SCB II”) — Intermediate Duration Institutional Portfolio[10]	50 bp on 1st 1 billion 45 bp on the balance	0.419%	0.437%

10 It should be noted that SCB II’s fund expenses are capped at 0.45%.

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The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for the Luxembourg fund that has a somewhat similar investment style as the Emerging Markets Portfolio:

PORTFOLIO	LUXEMBOURG FUND	LUXEMBOURG FEE[11]
Emerging Markets Portfolio	Emerging Markets Growth
	Class A Class I (Institutional)	1.70% 0.90%

Emerging Markets Portfolio	Emerging Markets Value
	Class A Class I (Institutional)	1.75% 0.95%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ITM mutual funds that have a similar investment style as Emerging Markets Portfolio are set forth below:

PORTFOLIO	ITM MUTUAL FUND	DISTRIBUTOR	FEE
Emerging Markets Portfolio	AllianceBernstein Emerging Markets Growth Stock Fund F / FB12,[13]	Nomura Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Equity Fund[12], [13]	Sumitomo Trust Bank	0.800%

	AllianceBernstein Emerging Markets Growth Stock A / B	Nomura Sec.	0.900%

	AllianceBernstein Emerging Markets Growth Equity Fund (SMA)	Sumitomo Trust Bank	0.850%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as certain of the Portfolios. Also shown are the Portfolios’ advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolios’ September 30, 2011 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
International Portfolio	Client #1[14]	0.40% on the first $50 million 0.31% on the next $950 million 0.27% on the next $1 billion 0.25% on the balance	0.299%	0.900%

	Client #2[14]	0.60% on the first $1 billion 0.55% on the next $500 million 0.50% on the next $500 million 0.45% on the next $500 million 0.40% on the balance	0.583%	0.900%

	Client #3	0.60% of average daily net assets	0.600%	0.900%

	Client #4	0.50% of average daily net assets	0.500%	0.900%

11 Class A shares of the Luxembourg funds are charged an “all-in” fee, which covers investment advisory and distribution related services.

12 The ITM fund is privately placed or institutional.

13 The ITM fund is a fund of funds and charges a fee in addition to the AllianceBernstein fee.

14 Assets of the sub-advised funds are aggregated with other sub-advised funds for purposes of calculating the advisory fee.

104	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
	Client #5[14]	0.50% on 1st $100 million 0.46% on next $300 million 0.41% on the balance	0.426%	0.900%

	Client #6	0.72% on the first $25 million 0.54% on the next $25 million 0.45% on the next $50 million 0.36% on the balance	0.372%	0.900%

	Client #7	0.36% of average daily net assets	0.360%	0.900%

	Client #8	0.35% on the first $1 billion 0.325 % on the balance	0.342%	0.900%

	Client #9	0.22% on the first $1 billion 0.18% on the next $1.5 billion 0.16% on the balance +/- Performance Fee (v. ACWI ex U.S.)	0.207%[15]	0.900%

Emerging Markets Portfolio	Client #10	0.75% on the first $50 million 0.55% on the next $50 million 0.50% on the next $300 million 0.45% on the balance	0.478%	1.150%

Intermediate Duration Portfolio	Client #11	0.29% on first $100 million 0.20% thereafter	0.217%	0.437%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Portfolios, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolios and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.16 Lipper’s analysis included the comparison of each Portfolio’s contractual management fee,17 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)18 and the Portfolio’s contractual management fee ranking.

15 The sub-advised fund’s sub-advisory fee shown does not include any performance fee adjustment.

16 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

17 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

18 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

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The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

The original EGs of certain Portfolios had an insufficient number of comparable peers. Consequently, Lipper expanded the EGs of the Portfolios to include peers with a different load type,19 and for certain Portfolios, a similar but not the same Lipper investment objective/classification. However, because Lipper had expanded the EGs of the Portfolios, under Lipper’s standard guidelines, the Portfolios’ Lipper Expense Universes (“EU”) were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment objective/classification and load type. A “normal” EU will include all funds that have the same investment classification/objective and load type as the subject Portfolio.20

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Managed International Portfolio[21]	0.858	0.837	13/21
International Portfolio[21]	0.887	0.880	11/18
Emerging Markets Portfolio	1.119	1.068	12/18
U.S. Government Short Duration Portfolio	0.450	0.454	7/14
Short Duration Plus Portfolio	0.450	0.450	9/17
Intermediate Duration Portfolio	0.436	0.462	6/16
Short Duration California Municipal Portfolio[21]	0.450	0.450	5/9
Short Duration Diversified Municipal Portfolio	0.450	0.473	5/11
Short Duration New York Municipal Portfolio[21]	0.450	0.450	5/9
California Municipal Portfolio[21]	0.493	0.500	6/14
Diversified Municipal Portfolio	0.433	0.432	8/13
New York Municipal Portfolio[21]	0.477	0.496	6/14

Set forth below is a comparison of the Portfolios’ total expense ratios and the medians of their EGs and EUs. The Portfolios’ rankings are also shown.

PORTFOLIO	EXPENSE RATIO (%)[22]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Managed International Portfolio[23]	1.134	1.167	10/21	1.267	139/393
International Portfolio[23]	1.175	1.224	7/18	1.267	155/393
Emerging Markets Portfolio	1.440	1.407	10/18	1.500	84/205
U.S. Government Short Duration Portfolio	0.635	0.750	3/14	0.688	20/51
Short Duration Plus Portfolio	0.616	0.687	5/17	0.639	62/135
Intermediate Duration Portfolio	0.559	0.770	2/16	0.719	79/307
Short Duration California Municipal Portfolio[23]	0.652	0.724	4/9	0.685	7/14
Short Duration Diversified Municipal Portfolio	0.615	0.615	6/11	0.551	31/50
Short Duration New York Municipal Portfolio[23]	0.611	0.724	4/9	0.685	5/14
California Municipal Portfolio[23]	0.626	0.732	3/14	0.700	36/111
Diversified Municipal Portfolio[23]	0.560	0.606	6/13	0.632	27/86
New York Municipal Portfolio[23]	0.608	0.743	2/14	0.700	31/111

19 At the request of the Senior Officer and the Adviser, the EGs and EUs for all Portfolios were expanded to include peers of the following load type: institutional load, front-end and no-load.

20 Except for asset (size) comparability, Lipper uses the same EG criteria when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

21 Lipper expanded the Portfolio’s EG with respect to investment classification/objective.

22 The total expense ratios are for the most recently completed fiscal year Private Client Class.

23 Lipper expanded the Portfolio’s EG/EU with respect to investment classification/objective under standard Lipper guidelines.

106	Sanford C. Bernstein Fund, Inc.

Based on this analysis, the Portfolios have a lower contractual management fee than each of their respective EG medians with the exception of the Equity Portfolios and Diversified Municipal Portfolio, which have higher contractual management fees, and Short Duration Plus Portfolio, Short Duration California Municipal Portfolio and Short Duration New York Municipal Portfolio, which have contractual management fees equal to their respective EG medians.

Except for Emerging Markets Portfolio, which has a higher total expense ratio compared to its EG median, and Short Duration Diversified Municipal Portfolio, which has an expense ratio equal to its respective EG median, the Portfolios have a lower total expense ratio compared to their respective EG medians.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. With the exception of U.S. Government Short Duration Portfolio, the Adviser’s profitability, excluding administrating and servicing fees (A&S), decreased for the Portfolios during calendar year 2010, relative to 2009.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges the Fixed-Income Portfolios a fee of 0.10% of average daily assets and the Equity Portfolios a fee of 0.25% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2010:24

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Managed International Portfolio	$12,511,828
International Portfolio	$5,498,544
Emerging Markets Portfolio	$4,821,303
U.S. Government Short Duration Portfolio	$175,298
Short Duration Plus Portfolio	$481,956
Intermediate Duration Portfolio	$5,305,650
Short Duration California Municipal Portfolio	$127,870
Short Duration Diversified Municipal Portfolio	$556,819
Short Duration New York Municipal Portfolio	$262,227
California Municipal Portfolio	$1,163,905
Diversified Municipal Portfolio	$5,176,769
New York Municipal Portfolio	$1,752,608

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolios and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and for all share classes of the

24 The Shareholder Servicing Agreement does not apply to the Retail Class shares of the Portfolios.

2012 Semi-Annual Report	107

The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

Portfolios, commissions for providing brokerage services. In addition the Adviser benefits from soft dollar arrangements which offset research related expenses the Adviser would otherwise incur.

Certain of the Portfolios have retail class shares. As of September 30, 2011, except for Short Duration Plus Portfolio and New York Municipal Portfolio, the retail classes make up a relatively small percentage of each of those Portfolios’ total net assets:

NET ASSETS 09/30/11 ($MM)
PORTFOLIO	TOTAL RETAIL AS % OF NET ASSETS
Tax-Managed International Portfolio	0.11%
International Portfolio	1.02%
Short Duration Plus Portfolio	15.60%
California Municipal Portfolio	6.12%
Diversified Municipal Portfolio	7.95%
New York Municipal Portfolio	11.43%

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the principal underwriter of the Portfolios’ retail classes. ABI and the Adviser have disclosed in the prospectuses of the Portfolios’ retail classes that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolios. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds (which includes the retail classes of the Portfolios) or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

ABI retained the following amounts for Class A front-end load sales charges from sales of the Portfolios’ Class A shares during the fiscal year ended September 30, 2010:

PORTFOLIO	AMOUNT RECEIVED
Tax-Managed International Portfolio	$348
International Portfolio	$665
Short Duration Plus Portfolio	$8,219
California Municipal Portfolio	$29
Diversified Municipal Portfolio	$3,208
New York Municipal Portfolio	$327

ABI received the following Rule 12b-1 fees and CDSC for the Portfolios during the fiscal year ended September 30, 2010:

PORTFOLIO	12B-1 FEE RECEIVED	CDSC RECEIVED
Tax-Managed International Portfolio	$30,960	$4,345
International Portfolio	$155,987	$5,619
Short Duration Plus Portfolio	$515,869	$28,542
California Municipal Portfolio	$339,094	$7,508
Diversified Municipal Portfolio	$1,322,728	$29,578
New York Municipal Portfolio	$806,170	$14,673

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent of the retail classes of the Portfolios, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability (excluding omnibus

108	Sanford C. Bernstein Fund, Inc.

sub-recordkeeping and networking payments to financial intermediaries from both revenues and expenses) decreased in 2010 in comparison to 2009. During the fiscal year ended September 30, 2010, ABIS received the following fees from the retail classes of the Portfolios:25

PORTFOLIO	ABIS FEE
Tax-Managed International Portfolio	$17,946
International Portfolio	$25,782
Short Duration Plus Portfolio	$45,897
California Municipal Portfolio	$17,927
Diversified Municipal Portfolio	$36,621
New York Municipal Portfolio	$21,654

The Portfolios did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from future business conducted with the Portfolios would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,26 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant retained by the Senior Officer, provided the Board of Directors an update of the Deli27 study on advisory fees and various fund characteristics.28 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.29 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

25 The fee disclosed is net of expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then from the transfer agent’s account to the Portfolio’s account. However, due to lower average balances and interest rates during the Portfolios’ most recently completed fiscal year, monthly fees exceeded interest credits, resulting in zero expense offsets for the period.

26 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

27 The Deli study, originally published in 2002 based on 1997 data and updated for the September 2007 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

28 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

29 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

2012 Semi-Annual Report	109

The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $433 billion as of August 31, 2011, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1, 3, 5, and 10 year gross performance returns of the Portfolios30 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)31 for the periods ended June 30, 2011.32 Also shown are the gross performance rankings of the Portfolios.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Managed International Portfolio	1 year	27.28	30.74	32.74	7/8	267/280
	3 year	-7.10	-2.00	-0.97	8/8	239/244
	5 year	-2.28	1.87	2.50	7/7	199/200
	10 year	4.85	5.41	6.10	5/5	105/119

International Portfolio	1 year	27.38	34.46	32.74	5/6	265/280
	3 year	-7.20	-1.65	-0.97	6/6	243/244
	5 year	-2.12	1.37	2.50	5/5	197/200
	10 year	5.02	5.00	6.10	1/3	98/119

Emerging Markets Portfolio	1 year	29.35	29.18	29.43	9/18	151/297
	3 year	2.68	4.93	3.55	10/17	133/209
	5 year	10.39	11.33	11.31	12/15	110/146
	10 year	19.41	16.82	17.31	1/9	15/88

U.S. Government Short Duration Portfolio	1 year	1.79	1.95	2.13	10/14	42/64
	3 year	3.14	3.32	3.74	10/14	43/58
	5 year	4.14	4.43	4.49	10/14	37/54
	10 year	3.87	3.89	4.03	7/11	28/45

Short Duration Plus Portfolio	1 year	2.48	3.77	3.59	17/17	153/180
	3 year	3.55	5.05	4.65	16/16	123/152
	5 year	3.41	4.99	4.87	16/16	110/125
	10 year	3.59	4.29	4.21	12/12	73/79

Intermediate Duration Portfolio	1 year	6.49	6.13	5.98	6/16	152/433
	3 year	8.51	8.51	8.00	8/16	117/363
	5 year	7.48	7.43	7.30	7/16	106/289
	10 year	6.27	6.48	6.24	8/11	94/199

Short Duration California Municipal Portfolio	1 year	1.43	3.39	2.02	6/7	10/15
	3 year	2.87	4.92	3.97	6/7	13/14
	5 year	3.44	4.62	4.62	6/7	8/9
	10 year	2.99	4.20	4.20	4/4	6/6
Short Duration Diversified Municipal Portfolio	1 year	1.66	2.48	2.19	9/11	58/66
	3 year	2.91	3.50	3.53	9/10	36/49
	5 year	3.46	3.63	3.71	8/10	27/42
	10 year	3.21	3.21	3.39	3/5	18/27

30 The gross performance returns are for the Private Client class shares of the Portfolios.

31 The Portfolios’ PGs/PUs may not be identical to the Portfolios’ EGs/EUs as the criteria for including or excluding a fund in a PG/PU is different from that of an EG/EU.

32 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

110	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Short Duration New York Municipal Portfolio	1 year	1.66	2.21	3.55	3/3	5/5
	3 year	2.80	3.29	5.10	3/3	5/5
	5 year	3.39	3.79	4.77	3/3	5/5
	10 year	3.08	3.59	4.21	3/3	5/5

California Municipal Portfolio	1 year	3.97	3.99	4.10	4/5	18/27
	3 year	5.36	5.36	5.10	3/5	9/23
	5 year	5.02	5.02	4.91	3/5	8/22
	10 year	4.44	4.70	4.44	3/3	9/17

Diversified Municipal Portfolio	1 year	3.85	4.04	4.41	9/13	81/118
	3 year	5.39	5.71	5.89	10/12	76/92
	5 year	5.07	5.08	5.27	8/11	59/83
	10 year	4.57	4.89	4.96	9/9	50/57

New York Municipal Portfolio	1 year	3.78	3.78	3.77	3/5	9/20
	3 year	5.40	5.64	5.68	4/5	13/18
	5 year	5.09	5.15	5.25	4/5	13/17
	10 year	4.59	4.64	4.85	3/4	10/13

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolios (in bold)33 versus their benchmarks.34

	PERIODS ENDING JUNE 30, 2011 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Tax-Managed International Portfolio	25.85	-8.15	-3.38	3.62	6.43
MSCI EAFE Index[35]	30.36	-1.77	1.48	5.66	6.38
Inception Date: June 22,1992

International Portfolio	25.89	-8.29	-3.27	3.74	3.33
MSCI EAFE Index	30.36	-1.77	1.48	5.66	3.56
Inception Date: April 30, 1999

Emerging Markets Portfolio	27.50	1.20	8.76	17.53	9.68
MSCI Emerging Markets Index	27.80	4.22	11.42	16.20	N/A
Inception Date: December 15, 1995

U.S. Government Short Duration Portfolio	1.15	2.48	3.42	3.12	4.87
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: January 3, 1989

Short Duration Plus Portfolio	1.85	2.91	2.76	2.91	4.96
Bank of America / Merrill Lynch 1-3 Year Treasury Index	1.34	2.80	4.14	3.61	N/A
Inception Date: December 12, 1988

Intermediate Duration Portfolio	5.95	7.92	6.88	5.65	6.84
Barclays Capital U.S. Aggregate Bond Index	3.90	6.46	6.52	5.74	7.22
Inception Date: January 17, 1989

33 The net performance returns shown in the table are for the Private Client Class shares of the Portfolios.

34 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2011.

35 Benchmark since inception performance is as of the closed month end after the Portfolio’s actual inception date.

2012 Semi-Annual Report	111

The Following Is Not Part of the Shareholder Report or The Financial Statements (continued)

	PERIODS ENDING JUNE 30, 2011 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)
Short Duration California Municipal Portfolio	0.77	2.20	2.73	2.23	2.98
Barclays Capital 1 Year Municipal Bond Index	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration Diversified Municipal Portfolio	1.03	2.28	2.81	2.53	3.20
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

Short Duration New York Municipal Portfolio	1.04	2.16	2.72	2.37	3.03
Barclays Capital 1 Year Municipal Bond Index[35]	1.32	2.69	3.34	2.82	3.62
Inception Date: October 3, 1994

California Municipal Portfolio	3.32	4.70	4.37	3.78	4.88
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.61
Inception Date: August 6, 1990

Diversified Municipal Portfolio	3.27	4.80	4.48	3.95	5.12
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

New York Municipal Portfolio	3.15	4.76	4.45	3.94	5.14
Barclays Capital 5 Year GO Municipal Index[35]	4.17	6.15	5.63	4.75	5.70
Inception Date: January 9, 1989

CONCLUSION:

As a result of negotiations conducted between the Board of Directors and the Adviser prior to the October 20, 2011 Board meeting, the proposed advisory fee schedules for the Equity Portfolios were amended to include a five basis point investment advisory fee waiver by the Adviser effective November 1, 2011 through October 31, 2012:

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS
Tax-Managed International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	Next $2 billion	0.600%
	On the balance	0.550%

International Portfolio	First $1 billion	0.875%
	Next $3 billion	0.800%
	Next $2 billion	0.750%
	Next $2 billion	0.700%
	On the balance	0.600%

Emerging Markets Portfolio	First $1 billion	1.125%
	Next $1 billion	1.000%
	Next $1 billion	0.950%
	Next $3 billion	0.850%
	On the balance	0.800%

112	Sanford C. Bernstein Fund, Inc.

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Fixed Income Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. With respect to the Equity Portfolios, the Portfolios’ investment advisory fees, with the five basis point waiver, are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2011

2012 Semi-Annual Report	113

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB1–1947–0312

Sanford C. Bernstein Fund, Inc.

March 31, 2012

Schedule of Investments

To the Semi-Annual Report

For the Stock Portfolios

Tax-Managed International

International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

March 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.5%
Financials–22.8%
Capital Markets–2.1%
Deutsche Bank AG	422,500	$21,035,891
Macquarie Group Ltd.	777,017	23,507,165
UBS AG(a)	2,739,967	38,399,984

		82,943,040

Commercial Banks–9.9%
Australia & New Zealand Banking Group Ltd.	150,230	3,624,182
Banco Bilbao Vizcaya Argentaria SA	2,174,703	17,334,778
Banco do Brasil SA	615,300	8,746,903
Banco Santander SA	2,304,184	17,719,277
Barclays PLC	5,199,480	19,594,021
BNP Paribas SA	739,458	35,176,130
HSBC Holdings PLC	7,586,850	67,388,016
Intesa Sanpaolo SpA	10,934,420	19,598,785
Itau Unibanco Holding SA (ADR)	1,209,890	23,217,789
KB Financial Group, Inc. (ADR)	234,960	8,623,032
KBC Groep NV	287,680	7,235,472
Lloyds Banking Group PLC(a)	28,156,080	15,151,668
Mitsubishi UFJ Financial Group, Inc.	6,078,600	30,504,640
National Australia Bank Ltd.	1,177,081	30,048,643
National Bank of Canada	150,630	11,986,068
Royal Bank of Scotland Group PLC(a)	109,852	48,550
Societe Generale SA	565,714	16,599,641
Standard Chartered PLC	939,041	23,449,405
Sumitomo Mitsui Financial Group, Inc.	889,400	29,437,116

		385,484,116

Diversified Financial Services–1.9%
IG Group Holdings PLC	4,731,360	34,067,291
ING Groep NV(a)	3,000,360	24,987,164
ORIX Corp.	141,010	13,547,637

		72,602,092

Insurance–6.3%
Admiral Group PLC	2,328,418	44,207,522
Aegon NV(a)	2,757,050	15,325,048
AIA Group Ltd.	16,684,000	61,248,904
Allianz SE	248,820	29,697,046
Aviva PLC	2,737,150	14,528,232
Legal & General Group PLC	9,801,475	20,500,046
Muenchener Rueckversicherungs AG	134,830	20,332,496
Prudential PLC	2,099,690	25,159,360
Suncorp Group Ltd.	1,877,130	16,372,316

		247,370,970

Company	Shares	U.S. $ Value

Real Estate Management & Development–2.6%
Daito Trust Construction Co., Ltd.	324,300	$29,285,088
Hang Lung Group Ltd.	1,456,200	9,334,908
Hang Lung Properties Ltd.	15,028,000	55,328,707
New World Development Co., Ltd.	6,869,031	8,270,983

		102,219,686

		890,619,904

Consumer Discretionary–15.2%
Auto Components–1.5%
Bridgestone Corp.	688,100	16,827,885
Faurecia	215,813	5,823,147
GKN PLC	5,173,230	17,066,144
Magna International, Inc.–Class A	294,830	14,057,963
NGK Spark Plug Co., Ltd.	271,000	3,897,314
Sumitomo Rubber Industries Ltd.	137,500	1,844,713

		59,517,166

Automobiles–3.0%
Bayerische Motoren Werke AG	171,060	15,387,936
Honda Motor Co., Ltd.	253,700	9,771,049
Mazda Motor Corp.(a)	8,768,000	15,531,221
Nissan Motor Co., Ltd.	2,838,700	30,521,793
Renault SA	318,740	16,812,143
Volkswagen AG (Preference Shares)	159,380	28,029,028

		116,053,170

Distributors–1.9%
Jardine Cycle & Carriage Ltd.	124,000	4,770,371
Li & Fung Ltd.	29,996,000	68,647,622

		73,417,993

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	648,500	7,815,607
Estacio Participacoes SA	353,800	3,818,160

		11,633,767

Hotels, Restaurants & Leisure–1.6%
Domino’s Pizza UK & IRL PLC	696,100	4,806,195
Sands China Ltd.	7,974,000	31,084,436
Shangri-La Asia Ltd.	11,605,833	25,402,094

		61,292,725

Household Durables–1.2%
MRV Engenharia e Participacoes SA	1,377,200	9,770,051
Sharp Corp./Japan	2,669,000	19,658,699
Sony Corp.	586,900	12,276,814
Taylor Wimpey PLC(a)	4,533,578	3,739,064

		45,444,628

Internet & Catalog Retail–0.6%
Rakuten, Inc.	23,771	24,916,826

Schedule of Investments—Tax-Managed International Portfolio	1

Company	Shares	U.S. $ Value

Leisure Equipment & Products–0.1%
Namco Bandai Holdings, Inc.	392,500	$5,693,864

Media–0.3%
Fairfax Media Ltd.	6,857,360	5,161,792
Informa PLC	911,530	6,442,008

		11,603,800

Multiline Retail–1.0%
Don Quijote Co., Ltd.	823,700	29,992,998
Golden Eagle Retail Group Ltd.	4,265,000	10,870,366

		40,863,364

Specialty Retail–3.1%
Belle International Holdings Ltd.	9,993,000	17,932,830
Hennes & Mauritz AB–Class B	287,355	10,387,682
L’Occitane International SA	436,250	1,040,114
Nitori Holdings Co., Ltd.	434,150	39,262,150
Shimamura Co., Ltd.	74,700	8,389,033
Yamada Denki Co., Ltd.	697,260	43,791,789

		120,803,598

Textiles, Apparel & Luxury Goods–0.6%
Cie Financiere Richemont SA	320,539	20,091,495
Yue Yuen Industrial Holdings Ltd.	692,000	2,433,651

		22,525,146

		593,766,047

Energy–12.7%
Energy Equipment & Services–2.6%
AMEC PLC	1,810,580	32,121,159
Saipem SpA	203,220	10,499,442
Seadrill Ltd.	371,475	13,948,875
Technip SA	381,630	45,064,691

		101,634,167

Oil, Gas & Consumable Fuels–10.1%
Afren PLC(a)	7,342,139	15,697,800
BG Group PLC	2,424,363	56,212,897
BP PLC	9,513,050	70,846,389
China Petroleum & Chemical Corp.–Class H	6,546,000	7,118,728
ENI SpA	1,144,990	26,833,005
Gazprom OAO (Sponsored ADR)	922,840	11,415,531
JX Holdings, Inc.	2,947,700	18,391,310
LUKOIL OAO (London) (Sponsored ADR)	101,910	6,196,128
Nexen, Inc. (Toronto)	871,170	15,974,434
NovaTek OAO (Sponsored GDR)(b)	33,150	4,491,825
Petroleo Brasileiro SA (Sponsored ADR)	553,270	14,141,581
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,531,404	53,653,969
Suncor Energy, Inc. (New York)	1,477,760	48,322,752
Total SA	873,300	44,607,746

		393,904,095

		495,538,262

Company	Shares	U.S. $ Value

Industrials–11.1%
Aerospace & Defense–0.4%
Saab AB	264,970	$4,944,826
Safran SA	232,389	8,540,633
Ultra Electronics Holdings PLC	29,062	813,539

		14,298,998

Air Freight & Logistics–0.4%
Kuehne & Nagel International AG	122,683	16,597,082

Airlines–0.4%
Cathay Pacific Airways Ltd.	2,244,000	4,152,788
Deutsche Lufthansa (REG)	884,900	12,374,038

		16,526,826

Building Products–0.9%
Asahi Glass Co., Ltd.	2,325,000	19,931,358
Cie de St-Gobain	337,880	15,075,176

		35,006,534

Commercial Services & Supplies–1.3%
Aggreko PLC	136,341	4,909,537
Edenred	283,060	8,519,730
Serco Group PLC	4,059,572	35,260,191

		48,689,458

Construction & Engineering–0.6%
Bouygues SA	814,689	24,843,818

Electrical Equipment–0.6%
Sumitomo Electric Industries Ltd.	1,686,300	23,349,838

Industrial Conglomerates–1.2%
Cookson Group PLC	763,930	8,437,710
Jardine Matheson Holdings Ltd.	6,400	320,579
Keppel Corp., Ltd.	4,529,400	39,585,958

		48,344,247

Machinery–0.2%
IHI Corp.	1,741,000	4,425,473
Weir Group PLC (The)	159,240	4,492,035

		8,917,508

Professional Services–3.7%
Bureau Veritas SA	455,149	40,075,174
Capita PLC	4,353,800	51,063,212
Experian PLC	33,285	519,202
Hays PLC	3,426,360	4,636,074
Intertek Group PLC	1,205,185	48,421,303

		144,714,965

Road & Rail–0.7%
DSV A/S	443,628	10,098,824
East Japan Railway Co.	76,900	4,854,615
Localiza Rent a Car SA	600,400	11,051,215

		26,004,654

Trading Companies & Distributors–0.7%
Mitsubishi Corp.	600,600	14,055,219

2	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Company	Shares	U.S. $ Value

Mitsui & Co., Ltd.	682,500	$11,264,172

		25,319,391

		432,613,319

Materials–8.7%
Chemicals–2.8%
Agrium, Inc. (Toronto)	192,907	16,649,821
Air Water, Inc.	419,000	5,438,885
DIC Corp.	1,186,000	2,413,080
Filtrona PLC	2,174,643	16,535,812
Incitec Pivot Ltd.	337,316	1,105,796
Koninklijke DSM NV	508,864	29,458,424
Mitsubishi Gas Chemical Co., Inc.	1,508,000	10,146,730
Orica Ltd.	747,980	21,750,372
Ube Industries Ltd./Japan	1,811,000	4,950,942

		108,449,862

Construction Materials–0.2%
Taiheiyo Cement Corp.	3,502,000	7,805,549

Metals & Mining–5.7%
Agnico-Eagle Mines Ltd.	262,085	8,748,397
Anglo American PLC	399,000	14,955,904
BHP Billiton PLC	595,940	18,263,873
Dowa Holdings Co., Ltd.	778,000	5,219,450
Exxaro Resources Ltd.	193,980	5,022,171
Goldcorp, Inc.	162,440	7,321,973
JFE Holdings, Inc.	512,300	11,138,413
KGHM Polska Miedz SA	142,720	6,580,405
Newcrest Mining Ltd.	1,027,840	31,612,952
OneSteel Ltd.	2,507,338	3,239,021
Rio Tinto PLC	1,277,940	70,832,625
ThyssenKrupp AG	648,700	16,148,981
Vale SA (Sponsored ADR) (Local Preference Shares)	513,760	11,657,214
Xstrata PLC	856,170	14,667,776

		225,409,155

		341,664,566

Consumer Staples–8.7%
Beverages–1.2%
Anheuser-Busch InBev NV	282,010	20,538,438
Asahi Group Holdings Ltd.	1,155,500	25,678,157

		46,216,595

Food & Staples Retailing–3.6%
Delhaize Group SA	226,868	11,933,301
Jeronimo Martins SGPS SA(a)	1,562,002	31,816,071
Koninklijke Ahold NV	1,481,580	20,528,838
Olam International Ltd.	31,742,273	59,651,409
Sugi Holdings Co., Ltd.	638,600	19,530,709

		143,460,328

Company	Shares	U.S. $ Value

Food Products–0.7%
Nestle SA	270,230	$17,001,940
Unilever PLC	296,610	9,785,887

		26,787,827

Household Products–0.2%
Reckitt Benckiser Group PLC	130,546	7,386,033

Personal Products–0.2%
Natura Cosmeticos SA	422,200	9,182,032

Tobacco–2.8%
British American Tobacco PLC	958,833	48,300,818
Imperial Tobacco Group PLC	591,100	23,978,419
Japan Tobacco, Inc.	6,412	36,294,843

		108,574,080

		341,606,895

Health Care–5.0%
Life Sciences Tools & Services–0.2%
Eurofins Scientific	70,693	7,717,906

Pharmaceuticals–4.8%
AstraZeneca PLC	1,316,460	58,514,304
GlaxoSmithKline PLC	1,031,910	23,069,189
Novartis AG	567,200	31,398,852
Novo Nordisk A/S–Class B	23,717	3,293,334
Otsuka Holdings Co., Ltd.	719,200	21,320,365
Roche Holding AG	175,140	30,479,670
Shire PLC	576,039	18,431,165

		186,506,879

		194,224,785

Telecommunication Services–5.0%
Diversified Telecommunication Services–3.3%
Chorus Ltd.(a)	707,092	2,124,079
Nippon Telegraph & Telephone Corp.	1,172,200	53,128,939
Telecom Italia SpA (ordinary shares)	21,932,913	26,106,664
Telecom Italia SpA (savings shares)	11,715,800	11,504,029
Telenor ASA	938,190	17,416,748
Telstra Corp., Ltd.	1,092,320	3,720,464
Vivendi SA	823,800	15,127,948

		129,128,871

Wireless Telecommunication Services–1.7%
NTT DoCoMo, Inc.	16,256	27,035,344
Vodafone Group PLC	13,668,820	37,703,311

		64,738,655

		193,867,526

Schedule of Investments—Tax-Managed International Portfolio	3

Company	Shares	U.S. $ Value

Information Technology–4.4%
Computers & Peripherals–0.5%
Fujitsu Ltd.	3,383,000	$17,958,928

Electronic Equipment, Instruments & Components–0.3%
AU Optronics Corp. (Sponsored ADR)	1,033,690	4,713,626
LG Display Co., Ltd. (ADR)(a)	766,820	9,025,472

		13,739,098

Internet Software & Services–1.3%
Baidu, Inc./China (Sponsored ADR)(a)	142,350	20,750,360
Telecity Group PLC(a)	2,508,029	29,577,456

		50,327,816

Office Electronics–0.4%
Konica Minolta Holdings, Inc.	1,635,500	14,431,220

Semiconductors & Semiconductor Equipment–1.1%
Advanced Semiconductor Engineering, Inc. (ADR)	1,283,450	6,584,098
GCL-Poly Energy Holdings Ltd.	13,541,000	3,765,530
Samsung Electronics Co., Ltd. (GDR)(b)	33,810	11,708,403
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(b)	25,600	14,476,800
Sumco Corp.(a)	643,500	7,922,644

		44,457,475

Software–0.8%
Aveva Group PLC	368,729	9,786,502
Nintendo Co., Ltd.	45,400	6,895,574
Temenos Group AG(a)	828,775	15,350,215

		32,032,291

		172,946,828

Utilities–1.9%
Electric Utilities–0.9%
E.ON AG	906,830	21,724,953
EDP–Energias de Portugal SA	4,483,900	13,042,668

		34,767,621

Gas Utilities–0.5%
Gas Natural SDG SA	1,154,290	18,451,021

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC(a)	326,319	4,932,404

Multi-Utilities–0.4%
National Grid PLC	1,408,980	14,200,915

		72,351,961

Total Common Stocks (cost $3,627,629,607)		3,729,200,093

Company	Shares	U.S. $ Value

WARRANTS–1.2%
Financials–1.0%
Consumer Finance–0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	1,061,060	$12,529,421

Thrifts & Mortgage Finance–0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,981,900	26,228,663

		38,758,084

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	21,020	4,275,222

Consumer Staples–0.1%
Tobacco–0.1%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	23,875	1,693,771

Total Warrants (cost $47,109,404)		44,727,077

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
Repurchase Agreements–1.1%
State Street Bank & Trust Co.
0.01%, dated 3/30/12 due 4/2/12 in the amount of $43,373,566 (collateralized by $42,630,000 Federal Home Loan Bank, Federal Home Loan Mortgage Corp., and US Treasury Note, 0.65% to 2.75%, due 2/28/15 to 3/13/15, value $44,245,477) (cost $43,373,530)	$43,374	43,373,530

Total Investments—97.8% (cost $3,718,112,541)		3,817,300,700

Other assets less liabilities—2.2%		86,758,326

Net Assets—100.0%		$3,904,059,026

4	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	301	June 2012	$9,905,990	$9,670,776	$(235,214)
FTSE 100 Index Futures	35	June 2012	3,283,159	3,207,519	(75,640)
Topix Index Futures	28	June 2012	2,790,095	2,899,118	109,023

					$(201,831)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Swedish Krona settling 4/16/12	145,830	$21,504,377	$22,030,925	$526,548
Barclays Bank PLC Wholselale:
Swiss Franc settling 4/16/12	59,255	62,492,749	65,651,417	3,158,668
Citibank NA:
Australian Dollar settling 4/16/12	135,179	136,977,692	139,819,127	2,841,435
Euro settling 4/16/12	24,082	31,626,289	32,119,929	493,640
Euro settling 4/16/12	28,369	37,510,371	37,837,815	327,444
Swiss Franc settling 7/13/12	118,917	131,957,722	131,900,926	(56,796)
Deutsche Bank AG London:
Swedish Krona settling 4/16/12	847,874	121,620,024	128,090,575	6,470,551
Goldman Sachs International
Australian Dollar settling 7/13/12	37,773	39,757,216	38,698,174	(1,059,042)
HSBC BankUSA:
Norwegian Krone settling 4/16/12	630,634	104,379,360	110,684,122	6,304,762
Royal Bank of Canada:
Canadian Dollar settling 4/16/12	11,393	11,367,968	11,418,975	51,007
Canadian Dollar settling 4/16/12	16,604	16,708,629	16,641,854	(66,775)
Norwegian Krone settling 7/13/12	277,136	49,168,624	48,476,218	(692,406)
Royal Bank of Scotland PLC:
Great British Pound settling 4/16/12	47,934	75,717,984	76,664,039	946,055
Japanese Yen settling 4/16/12	5,719,142	75,167,799	69,104,188	(6,063,611)
Norwegian Krone settling 4/16/12	611,602	106,808,216	107,343,769	535,553
Swedish Krona settling 4/16/12	306,369	45,966,842	46,283,978	317,136
Standard Chartered Bank:
Australian Dollar settling 4/16/12	95,778	102,129,662	99,065,656	(3,064,006)
UBS AG:
Australian Dollar settling 4/16/12	75,154	77,340,756	77,733,721	392,965
Euro settling 4/16/12	39,018	51,977,126	52,041,167	64,041
Norwegian Krone settling 7/13/12	93,452	16,344,334	16,346,485	2,151
Swiss Franc settling 4/16/12	77,348	84,844,057	85,697,508	853,451
Swiss Franc settling 7/13/12	25,632	28,151,596	28,430,624	279,028
Westpac Banking Corp.:
New Zealand Dollar settling 4/16/12	62,969	52,335,425	51,513,962	(821,463)
New Zealand Dollar settling 7/13/12	56,764	46,292,404	46,156,298	(136,106)

Schedule of Investments—Tax-Managed International Portfolio	5

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Bank of America NA:
Canadian Dollar settling 4/16/12	28,510	$28,083,136	$28,574,998	$(491,862)
Norwegian Krone settling 4/16/12	154,184	26,335,981	27,061,213	(725,232)
BNP Paribas SA:
Norwegian Krone settling 4/16/12	89,931	15,517,398	15,784,011	(266,613)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 4/16/12	14,750	14,831,574	14,783,628	47,946
Japanese Yen settling 4/16/12	3,105,470	40,458,354	37,523,283	2,935,071
Japanese Yen settling 4/16/12	1,169,485	15,140,140	14,130,845	1,009,295
Norwegian Krone settling 4/16/12	256,166	42,428,919	44,960,323	(2,531,404)
Goldman Sachs International
Great British Pound settling 4/16/12	141,165	217,798,538	225,774,587	(7,976,049)
Japanese Yen settling 4/16/12	2,613,672	33,650,985	31,580,905	2,070,080
Swiss Franc settling 4/16/12	59,255	64,885,433	65,651,417	(765,984)
Swiss Franc settling 4/16/12	77,348	84,697,637	85,697,508	(999,871)
Royal Bank of Scotland PLC:
Australian Dollar settling 4/16/12	14,975	15,483,401	15,489,029	(5,628)
Euro settling 4/16/12	24,082	30,606,536	32,119,929	(1,513,393)
Euro settling 4/16/12	158,972	210,157,805	212,032,612	(1,874,807)
Japanese Yen settling 7/13/12	25,765,223	316,895,923	311,586,203	5,309,720
Japanese Yen settling 7/13/12	8,681,959	105,537,769	104,993,411	544,358
Standard Chartered Bank:
Australian Dollar settling 4/16/12	74,489	79,278,643	77,045,895	2,232,748
UBS AG:
Canadian Dollar settling 4/16/12	95,980	93,823,468	96,198,821	(2,375,353)
New Zealand Dollar settling 4/16/12	20,934	17,150,787	17,125,781	25,006
Westpac Banking Corp.:
Australian Dollar settling 4/16/12	39,404	40,790,627	40,756,574	34,053

				$6,286,311

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $69,435,112 or 1.8% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REG—Registered Shares

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

March 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–95.5%
Financials–23.0%
Capital Markets–2.2%
Deutsche Bank AG	193,300	$9,624,231
Macquarie Group Ltd.	337,690	10,216,166
UBS AG(a)	1,157,803	16,226,333

		36,066,730

Commercial Banks–10.2%
Australia & New Zealand Banking Group Ltd.	61,690	1,488,223
Banco Bilbao Vizcaya Argentaria SA	918,111	7,318,356
Banco do Brasil SA	260,600	3,704,604
Banco Santander SA	972,775	7,480,683
Barclays PLC	2,294,799	8,647,853
BNP Paribas SA	307,709	14,637,764
HSBC Holdings PLC	3,203,970	28,458,343
Intesa Sanpaolo SpA	5,011,530	8,982,635
Itau Unibanco Holding SA (ADR)	511,700	9,819,523
KB Financial Group, Inc. (ADR)	99,160	3,639,172
KBC Groep NV	144,030	3,622,515
Lloyds Banking Group PLC(a)	12,263,790	6,599,529
Mitsubishi UFJ Financial Group, Inc.	2,612,200	13,108,976
National Australia Bank Ltd.	504,221	12,871,805
National Bank of Canada	65,310	5,196,907
Societe Generale SA	281,369	8,256,158
Standard Chartered PLC	398,113	9,941,539
Sumitomo Mitsui Financial Group, Inc.	387,900	12,838,607
Turkiye Vakiflar Bankasi Tao–Class D	952,050	1,807,305

		168,420,497

Diversified Financial Services–1.7%
IG Group Holdings PLC	1,996,517	14,375,554
ING Groep NV(a)	1,035,300	8,622,036
ORIX Corp.	59,070	5,675,193

		28,672,783

Insurance–6.2%
Admiral Group PLC	984,040	18,683,059
Aegon NV(a)	1,172,370	6,516,612
AIA Group Ltd.	7,056,400	25,904,865
Allianz SE	111,740	13,336,339
Aviva PLC	1,179,420	6,260,120
Legal & General Group PLC	4,197,880	8,779,978
Muenchener Rueckversicherungs AG	58,340	8,797,729
Prudential PLC	889,630	10,659,917
Suncorp Group Ltd.	427,890	3,732,054

		102,670,673

Company	Shares	U.S. $ Value

Real Estate Management & Development–2.7%
Daito Trust Construction Co., Ltd.	136,900	$12,362,407
Hang Lung Group Ltd.	724,800	4,646,300
Hang Lung Properties Ltd.	6,361,000	23,419,344
New World Development Co., Ltd.	2,890,500	3,480,444

		43,908,495

		379,739,178

Consumer Discretionary–15.3%
Auto Components–1.6%
Bridgestone Corp.	289,600	7,082,336
Faurecia	72,884	1,966,583
GKN PLC	2,206,720	7,279,824
Magna International, Inc.–Class A	129,290	6,164,753
NGK Spark Plug Co., Ltd.	112,000	1,610,698
Sumitomo Rubber Industries Ltd.	181,900	2,440,388

		26,544,582

Automobiles–3.0%
Bayerische Motoren Werke AG	73,220	6,586,605
Honda Motor Co., Ltd.	107,300	4,132,572
Mazda Motor Corp.(a)	3,701,000	6,555,776
Nissan Motor Co., Ltd.	1,286,300	13,830,339
Renault SA	134,550	7,096,925
Volkswagen AG (Preference Shares)	68,640	12,071,229

		50,273,446

Distributors–1.8%
Jardine Cycle & Carriage Ltd.	52,000	2,000,478
Li & Fung Ltd.	12,304,000	28,158,433

		30,158,911

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	269,000	3,241,940
Estacio Participacoes SA	149,900	1,617,700

		4,859,640

Hotels, Restaurants & Leisure–1.6%
Domino’s Pizza UK & IRL PLC	293,850	2,028,876
Sands China Ltd.	3,658,800	14,262,821
Shangri-La Asia Ltd.	4,939,666	10,811,620

		27,103,317

Household Durables–1.2%
MRV Engenharia e Participacoes SA	585,600	4,154,329
Sharp Corp./Japan	1,122,000	8,264,166
Sony Corp.	251,600	5,262,986
Taylor Wimpey PLC(a)	1,916,609	1,580,722

		19,262,203

Internet & Catalog Retail–0.7%
Rakuten, Inc.	10,328	10,825,837

Schedule of Investments—International Portfolio	7

Company	Shares	U.S. $ Value

Leisure Equipment & Products–0.2%
Namco Bandai Holdings, Inc.	171,800	$2,492,244

Media–0.3%
Fairfax Media Ltd.	3,019,940	2,273,222
Informa PLC	386,710	2,732,975

		5,006,197

Multiline Retail–1.0%
Don Quijote Co., Ltd.	347,800	12,664,277
Golden Eagle Retail Group Ltd.	1,794,000	4,572,435

		17,236,712

Specialty Retail–3.1%
Belle International Holdings Ltd.	4,250,000	7,626,792
Hennes & Mauritz AB–Class B	121,463	4,390,802
L’Occitane International SA	178,750	426,178
Nitori Holdings Co., Ltd.	183,300	16,576,649
Shimamura Co., Ltd.	28,900	3,245,556
Yamada Denki Co., Ltd.	294,480	18,494,975

		50,760,952

Textiles, Apparel & Luxury Goods–0.5%
Cie Financiere Richemont SA	135,006	8,462,223

		252,986,264

Energy–12.8%
Energy Equipment & Services–2.7%
AMEC PLC	767,507	13,616,197
Saipem SpA	87,050	4,497,473
Seadrill Ltd.	168,780	6,337,684
Technip SA	169,050	19,962,230

		44,413,584

Oil, Gas & Consumable Fuels–10.1%
Afren PLC(a)	3,100,061	6,628,060
BG Group PLC	1,027,820	23,831,719
BP PLC	4,144,950	30,868,622
China Petroleum & Chemical Corp.–Class H	2,684,000	2,918,831
ENI SpA	455,010	10,663,225
Gazprom OAO (Sponsored ADR)	392,870	4,859,802
JX Holdings, Inc.	1,145,000	7,143,892
LUKOIL OAO (London) (Sponsored ADR)	42,220	2,566,976
Nexen, Inc. (Toronto)	377,908	6,929,608
NovaTek OAO (Sponsored GDR)(b)	13,990	1,895,645
Petroleo Brasileiro SA (Sponsored ADR)	237,450	6,069,222
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	674,867	23,644,507
Suncor Energy, Inc. (New York)	623,590	20,391,393
Total SA	368,680	18,831,998

		167,243,500

		211,657,084

Company	Shares	U.S. $ Value

Industrials–11.3%
Aerospace & Defense–0.4%
Saab AB	112,870	$2,106,361
Safran SA	98,246	3,610,683
Ultra Electronics Holdings PLC	12,294	344,149

		6,061,193

Air Freight & Logistics–0.5%
Kuehne & Nagel International AG	56,965	7,706,469

Airlines–0.5%
Cathay Pacific Airways Ltd.	1,054,000	1,950,552
Deutsche Lufthansa (REG)	399,850	5,591,320

		7,541,872

Building Products–0.9%
Asahi Glass Co., Ltd.	987,000	8,461,183
Cie de St-Gobain	142,450	6,355,685

		14,816,868

Commercial Services & Supplies–1.3%
Aggreko PLC	57,662	2,076,365
Edenred	136,803	4,117,589
Serco Group PLC	1,716,489	14,908,894

		21,102,848

Construction & Engineering–0.7%
Bouygues SA	375,047	11,437,002

Electrical Equipment–0.5%
Sumitomo Electric Industries Ltd.	662,700	9,176,266

Industrial Conglomerates–1.2%
Cookson Group PLC	304,420	3,362,360
Jardine Matheson Holdings Ltd.	2,800	140,253
Keppel Corp., Ltd.	1,912,600	16,715,703

		20,218,316

Machinery–0.2%
IHI Corp.	865,000	2,198,756
Weir Group PLC (The)	67,220	1,896,223

		4,094,979

Professional Services–3.9%
Bureau Veritas SA	209,440	18,440,872
Capita PLC	1,847,250	21,665,331
Experian PLC	14,054	219,224
Hays PLC	1,448,660	1,960,125
Intertek Group PLC	540,222	21,704,762

		63,990,314

Road & Rail–0.6%
DSV A/S	184,858	4,208,139
East Japan Railway Co.	19,700	1,243,640
Localiza Rent a Car SA	254,200	4,678,912

		10,130,691

Trading Companies & Distributors–0.6%
Mitsubishi Corp.	251,100	5,876,233

8	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Company	Shares	U.S. $ Value

Mitsui & Co., Ltd.	295,700	$4,880,316

		10,756,549

		187,033,367

Consumer Staples–9.0%
Beverages–1.2%
Anheuser-Busch InBev NV	119,236	8,683,810
Asahi Group Holdings Ltd.	500,500	11,122,387

		19,806,197

Food & Staples Retailing–3.7%
Delhaize Group SA	84,840	4,462,600
Jeronimo Martins SGPS SA(a)	662,586	13,496,067
Koninklijke Ahold NV	640,910	8,880,477
Olam International Ltd.	14,169,746	26,628,380
Sugi Holdings Co., Ltd.	276,100	8,444,142

		61,911,666

Food Products–0.7%
Nestle SA	115,010	7,236,033
Unilever PLC	125,340	4,135,272

		11,371,305

Household Products–0.2%
Reckitt Benckiser Group PLC	55,175	3,121,692

Personal Products–0.4%
Natura Cosmeticos SA	269,800	5,867,627

Tobacco–2.8%
British American Tobacco PLC	405,535	20,428,659
Imperial Tobacco Group PLC	259,320	10,519,512
Japan Tobacco, Inc.	2,707	15,322,854

		46,271,025

		148,349,512

Materials–8.4%
Chemicals–2.6%
Agrium, Inc. (Toronto)	82,000	7,077,428
Air Water, Inc.	182,000	2,362,475
DIC Corp.	591,000	1,202,471
Filtrona PLC	639,017	4,859,034
Koninklijke DSM NV	219,194	12,689,265
Mitsubishi Gas Chemical Co., Inc.	476,000	3,202,814
Orica Ltd.	318,137	9,251,047
Ube Industries Ltd./Japan	533,000	1,457,124

		42,101,658

Construction Materials–0.1%
Taiheiyo Cement Corp.	921,000	2,052,801

Metals & Mining–5.7%
Agnico-Eagle Mines Ltd.	111,043	3,706,615
Anglo American PLC	172,410	6,462,525
BHP Billiton PLC	252,650	7,743,007
Exxaro Resources Ltd.	85,430	2,211,796
Goldcorp, Inc.	55,030	2,480,474
Company	Shares	U.S. $ Value

JFE Holdings, Inc.	201,300	$4,376,659
KGHM Polska Miedz SA	58,060	2,676,978
Newcrest Mining Ltd.	447,150	13,752,852
OneSteel Ltd.	1,183,200	1,528,477
Rio Tinto PLC	553,330	30,669,528
ThyssenKrupp AG	282,690	7,037,391
Vale SA (Sponsored ADR) (Local Preference Shares)	219,400	4,978,186
Xstrata PLC	364,150	6,238,563

		93,863,051

		138,017,510

Health Care–5.0%
Life Sciences Tools & Services–0.2%
Eurofins Scientific	29,900	3,264,332

Pharmaceuticals–4.8%
AstraZeneca PLC	486,790	21,636,949
GlaxoSmithKline PLC	467,290	10,446,649
Novartis AG	266,140	14,732,882
Novo Nordisk A/S–Class B	10,030	1,392,762
Otsuka Holdings Co., Ltd.	310,300	9,198,705
Roche Holding AG	77,200	13,435,141
Shire PLC	243,670	7,796,559

		78,639,647

		81,903,979

Telecommunication Services–4.5%
Diversified Telecommunication Services–2.8%
Chorus Ltd.(a)	3,549	10,661
Nippon Telegraph & Telephone Corp.	502,700	22,784,438
Telecom Italia SpA (ordinary shares)	10,259,988	12,212,425
Telenor ASA	279,590	5,190,365
Telstra Corp., Ltd.	369,430	1,258,286
Vivendi SA	255,150	4,685,477

		46,141,652

Wireless Telecommunication Services–1.7%
NTT DoCoMo, Inc.	7,048	11,721,524
Vodafone Group PLC	6,191,675	17,078,771

		28,800,295

		74,941,947

Information Technology–4.3%
Computers & Peripherals–0.5%
Fujitsu Ltd.	1,429,000	7,585,961

Schedule of Investments—International Portfolio	9

Company	Shares	U.S. $ Value

Electronic Equipment, Instruments & Components–0.3%
AU Optronics Corp. (Sponsored ADR)	455,230	$2,075,849
LG Display Co., Ltd. (ADR)(a)	325,200	3,827,604

		5,903,453

Internet Software & Services–1.3%
Baidu, Inc./China (Sponsored ADR)(a)	60,050	8,753,489
Telecity Group PLC(a)	1,064,688	12,555,980

		21,309,469

Office Electronics–0.4%
Konica Minolta Holdings, Inc.	785,000	6,926,633

Semiconductors & Semiconductor Equipment–1.0%
Advanced Semiconductor Engineering, Inc. (ADR)	533,820	2,738,497
GCL-Poly Energy Holdings Ltd.	5,963,000	1,658,212
Samsung Electronics Co., Ltd. (GDR)(b)	11,630	4,027,469
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(b)	12,270	6,938,685
Sumco Corp.(a)	172,300	2,121,323

		17,484,186

Software–0.8%
Aveva Group PLC	120,187	3,189,905
Nintendo Co., Ltd.	19,200	2,916,190
Temenos Group AG(a)	349,930	6,481,253

		12,587,348

		71,797,050

Utilities–1.9%
Electric Utilities–0.9%
E.ON AG	404,590	9,692,774
EDP–Energias de Portugal SA	1,908,610	5,551,722

		15,244,496

Gas Utilities–0.5%
Gas Natural SDG SA	482,590	7,714,074

Independent Power Producers & Energy Traders–0.1%
APR Energy PLC(a)	138,016	2,086,151

Multi-Utilities–0.4%
National Grid PLC	614,530	6,193,763

		31,238,484

Total Common Stocks (cost $1,553,739,362)		1,577,664,375

Company	Shares	U.S. $ Value

WARRANTS–1.1%

Financials–1.0%
Consumer Finance–0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	453,130	$5,350,740

Thrifts & Mortgage Finance–0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	825,640	10,926,602

		16,277,342

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	9,260	1,883,376

Consumer Staples–0.0%
Tobacco–0.0%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	10,037	712,058

Total Warrants (cost $19,884,509)		18,872,776

Principal Amount (000)
SHORT-TERM INVESTMENTS–1.1%
Repurchase Agreements–1.1%
State Street Bank & Trust Co.
0.01%, dated 3/30/2012 due 4/2/2012 in the amount of $17,551,427 (collateralized by $16,935,000 U.S. Treasury Note, 2.375% due 2/28/2015, value $17,906,866) (cost $17,551,412)	$17,551	17,551,412
Total Investments—97.7% (cost $1,591,175,283)		1,614,088,563

Other assets less liabilities—2.3%		38,145,301

Net Assets—100.0%		$1,652,233,864

10	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	224	June 2012	$7,371,899	$7,196,857	$(175,042)
FTSE 100 Index Futures	26	June 2012	2,438,918	2,382,729	(56,189)
Topix Index Futures	25	June 2012	2,491,156	2,588,498	97,342

					$(133,889)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Australian Dollar settling 6/15/12	55,840	$58,345,820	$57,376,571	$(969,249)
Citibank N.A.:
Euro settling 6/15/12	6,569	8,689,440	8,764,389	74,949
Swiss Franc settling 6/15/12	49,185	54,557,555	54,534,579	(22,976)
Goldman Sachs International:
Australian Dollar settling 6/15/12	17,228	18,189,667	17,702,070	(487,597)
Royal Bank of Canada:
Canadian Dollar settling 6/15/12	8,161	8,202,150	8,169,411	(32,739)
Norwegian Krone settling 6/15/12	106,032	18,832,255	18,567,112	(265,143)
Royal Bank of Scotland PLC:
Norwegian Krone settling 6/15/12	322,195	56,125,960	56,419,106	293,146
Swedish Krona settling 6/15/12	107,159	16,041,526	16,151,249	109,723
Standard Chartered Bank:
Australian Dollar settling 6/15/12	40,133	42,519,569	41,237,355	(1,282,214)
UBS AG:
Euro settling 6/15/12	20,408	27,195,333	27,228,444	33,111
Norwegian Krone settling 6/15/12	42,133	7,362,910	7,377,850	14,940
Swedish Krona settling 6/15/12	444,825	65,286,979	67,045,040	1,758,061
Swiss Franc settling 6/15/12	35,451	38,918,908	39,306,808	387,900
Swiss Franc settling 6/15/12	9,474	10,400,771	10,504,434	103,663
Westpac Banking Corporation:
New Zealand Dollar settling 6/15/12	22,022	17,995,145	17,941,299	(53,846)
New Zealand Dollar settling 6/15/12	26,193	21,684,268	21,339,408	(344,860)
Sale Contracts
Citibank N.A.:
Japanese Yen settling 6/15/12	1,521,783	18,892,801	18,397,694	495,107
Deutsche Bank AG London:
Canadian Dollar settling 6/15/12	55,455	55,213,716	55,512,158	(298,442)
Goldman Sachs International:
Swiss Franc settling 6/15/12	35,451	38,855,308	39,306,808	(451,500)
Royal Bank of Scotland PLC:
Euro settling 6/15/12	65,258	86,293,916	87,067,515	(773,599)
Great British Pound settling 6/15/12	41,778	65,614,438	66,791,364	(1,176,926)
Japanese Yen settling 6/15/12	9,652,090	118,673,724	116,689,567	1,984,157
Japanese Yen settling 6/15/12	3,814,384	46,354,073	46,114,242	239,831
UBS AG:
New Zealand Dollar settling 6/15/12	5,448	4,444,902	4,438,479	6,423

Schedule of Investments—International Portfolio	11

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Westpac Banking Corporation:
Australian Dollar settling 6/15/12	22,018	$22,642,871	$22,623,878	$18,993

				$(639,087)

12	Sanford C. Bernstein Fund, Inc.—2012 Annual Report
(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $29,139,141 or 1.8% of net assets.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REG—Registered Shares

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2012 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–98.0%
Financials–23.9%
Commercial Banks–17.6%
Allahabad Bank	587,800	$2,151,680
Banco do Brasil SA	2,054,600	29,207,521
Banco do Estado do Rio Grande do Sul (Preference Shares)	453,400	4,893,029
Banco Santander Brasil SA/Brazil (ADR)	1,001,980	9,188,157
Banco Santander Chile (ADR)	44,510	3,831,866
Bank Negara Indonesia Persero Tbk PT	23,515,431	10,304,326
Bank of Baroda	231,722	3,620,537
Bank of China Ltd.	8,567,900	3,447,695
Bank of India	584,000	4,129,395
Bank Rakyat Indonesia Persero Tbk PT	11,746,500	8,952,147
Canara Bank	1,300,269	12,138,807
China Construction Bank Corp.–Class H	9,073,400	7,014,693
Credicorp Ltd.	54,670	7,206,599
DGB Financial Group, Inc.	392,150	5,162,243
Grupo Financiero Banorte SAB de CV–Class O	2,192,165	9,744,441
Hana Financial Group, Inc.	191,700	7,263,086
HDFC Bank Ltd.	1,378,880	13,976,558
Industrial & Commercial Bank of China–Class H	22,833,000	14,729,162
Itausa–Investimentos Itau SA (Preference Shares)	2,850,993	17,570,282
KB Financial Group, Inc.	235,557	8,637,615
Komercni Banka AS	20,851	4,181,918
Punjab National Bank	356,226	6,480,674
Sberbank of Russia (Sponsored ADR)(a)	1,331,579	17,829,843
Shinhan Financial Group Co., Ltd.	187,186	7,251,661
Siam Commercial Bank PCL	540,300	2,513,227
Turkiye Halk Bankasi AS	1,404,870	10,051,716
Turkiye Is Bankasi–Class C	1,707,939	4,213,386
Turkiye Vakiflar Bankasi Tao–Class D	4,084,820	7,754,335
Union Bank of India	849,186	3,936,275

		247,382,874

Consumer Finance–0.3%
Muthoot Finance Ltd.(a)	78,335	193,823
Shriram Transport Finance Co., Ltd.	283,574	3,325,825

		3,519,648

Diversified Financial Services–0.8%
FirstRand Ltd.	3,761,329	11,639,961

Company	Shares	U.S. $ Value

Insurance–1.5%
AIA Group Ltd.	5,835,600	$21,423,166

Real Estate Management & Development–2.9%
BR Malls Participacoes SA	188,558	2,457,364
China Overseas Land & Investment Ltd.	1,878,000	3,556,416
Etalon Group Ltd. (GDR)(a)(b)	379,682	2,599,253
Evergrande Real Estate Group Ltd.	18,433,000	9,852,592
Hang Lung Properties Ltd.	4,424,000	16,287,876
KWG Property Holding Ltd.	4,373,800	2,514,624
Soho China Ltd.	4,688,500	3,404,168

		40,672,293

Thrifts & Mortgage Finance–0.8%
Housing Development Finance Corp.	899,975	11,910,021

		336,547,963

Information Technology–16.6%
Computers & Peripherals–2.3%
Lite-On Technology Corp.	3,434,527	4,162,087
Pegatron Corp.	6,705,000	10,495,544
Quanta Computer, Inc.	3,119,000	8,194,170
Wistron Corp.	6,685,254	10,126,270

		32,978,071

Electronic Equipment, Instruments & Components–2.1%
AU Optronics Corp.	18,402,155	8,470,439
Chroma ATE, Inc.(a)	883,320	2,261,347
Ju Teng International Holdings Ltd.	4,594,000	1,187,837
LG Display Co., Ltd.(a)	424,660	9,958,621
Unimicron Technology Corp.(a)	3,086,000	3,848,240
Yageo Corp.	10,973,000	3,309,732

		29,036,216

Internet Software & Services–2.0%
Baidu, Inc./China (Sponsored ADR)(a)	106,690	15,552,201
Mail.ru Group Ltd. (GDR)(a)(b)	102,550	4,041,268
Tencent Holdings Ltd.	300,200	8,387,658

		27,981,127

IT Services–1.1%
Tata Consultancy Services Ltd.	692,990	15,854,303

Semiconductors & Semiconductor Equipment–9.1%
Advanced Semiconductor Engineering, Inc.(a)	16,216,238	16,457,335
Advanced Semiconductor Engineering, Inc. (ADR)	969,597	4,974,033
GCL-Poly Energy Holdings Ltd.	26,645,600	7,409,704
MStar Semiconductor, Inc.	265,000	1,623,694
Samsung Electronics Co., Ltd.	54,931	61,965,135
Samsung Electronics Co., Ltd. (Preference Shares)	18,410	12,942,982
Taiwan Semiconductor Manufacturing Co., Ltd.(a)	7,243,120	20,823,795

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value

Vanguard International Semiconductor Corp.(a)	4,151,000	$1,793,234

		127,989,912

		233,839,629

Energy–16.2%
Oil, Gas & Consumable Fuels–16.2%
Afren PLC(a)	3,080,692	6,586,648
Banpu PCL	261,450	5,166,941
China Petroleum & Chemical Corp.–Class H	22,219,000	24,163,003
CNOOC Ltd.	10,409,000	21,306,922
Ecopetrol SA (Sponsored ADR)	114,650	7,003,968
Exillon Energy PLC(a)	272,487	738,519
Gazprom OAO (Sponsored ADR)	3,409,682	42,177,766
KazMunaiGas Exploration Production (GDR)(b)	325,004	6,591,081
LUKOIL OAO (London) (Sponsored ADR)	338,700	20,592,960
NovaTek OAO (Sponsored GDR)(b)	99,900	13,536,450
OGX Petroleo e Gas Participacoes SA(a)	359,300	2,972,106
Petroleo Brasileiro SA (Sponsored ADR)	1,856,150	47,443,194
PTT PCL	963,400	11,054,898
Rosneft Oil Co. (GDR)(b)	1,023,368	7,245,445
Thai Oil PCL	2,375,400	5,582,383
Ultrapar Participacoes SA	272,800	5,977,704

		228,139,988

Consumer Discretionary–15.3%
Auto Components–0.7%
Apollo Tyres Ltd.	1,350,678	2,117,763
Bharat Forge Ltd.	288,220	1,817,704
Gajah Tunggal Tbk PT	5,905,500	1,726,784
Hyundai Mobis	16,410	4,165,148

		9,827,399

Automobiles–2.6%
Astra International Tbk PT	654,500	5,295,707
Dongfeng Motor Group Co., Ltd.–Class H	5,556,000	10,057,125
Hyundai Motor Co.	29,162	6,021,900
Kia Motors Corp.	197,460	12,957,340
Tofas Turk Otomobil Fabrikasi AS	482,320	2,064,750

		36,396,822

Distributors–1.3%
Dah Chong Hong Holdings Ltd.	7,858,000	8,301,854
Imperial Holdings Ltd.	515,635	10,447,860

		18,749,714

Company	Shares	U.S. $ Value

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	83,200	$1,002,712
Estacio Participacoes SA	280,300	3,024,958

		4,027,670

Hotels, Restaurants & Leisure–2.3%
Ajisen China Holdings Ltd.	4,491,000	5,935,225
Galaxy Entertainment Group Ltd.(a)	752,000	2,068,101
MGM China Holdings Ltd.	2,048,000	3,738,599
Sands China Ltd.	3,662,400	14,276,854
Shangri-La Asia Ltd.	2,700,000	5,909,585

		31,928,364

Household Durables–2.6%
Brookfield Incorporacoes SA	2,492,000	7,958,783
LG Electronics, Inc.	90,947	6,666,772
MRV Engenharia e Participacoes SA	287,200	2,037,437
PDG Realty SA Empreendimentos e Participacoes	316,482	1,093,978
Rossi Residencial SA(a)	1,552,700	8,386,766
Turkiye Sise ve Cam Fabrikalari AS	3,469,798	6,599,173
Urbi Desarrollos Urbanos SAB de CV(a)	3,313,770	3,973,271

		36,716,180

Leisure Equipment & Products–0.2%
Altek Corp.(a)	3,150,297	2,905,907

Media–1.2%
Focus Media Holding Ltd. (ADR)	382,280	9,602,873
Naspers Ltd.	134,185	7,549,440

		17,152,313

Specialty Retail–1.7%
Belle International Holdings Ltd.	7,744,000	13,896,912
Lewis Group Ltd.	386,020	3,838,393
Zhongsheng Group Holdings Ltd.	2,823,500	5,540,668

		23,275,973

Textiles, Apparel & Luxury Goods–2.4%
Alpargatas SA (Preference Shares)	376,000	3,252,371
Cie Financiere Richemont SA	1,478,400	9,189,444
Daphne International Holdings Ltd.	3,000,000	4,094,472
Pacific Textile Holdings Ltd.	3,118,000	2,086,268
Shenzhou International Group Holdings Ltd.	1,365,000	2,614,570
Trinity Ltd.	6,474,000	5,326,988
Yue Yuen Industrial Holdings Ltd.	2,045,000	7,191,930

		33,756,043

		214,736,385

Materials–9.0%
Chemicals–1.9%
Braskem SA (Preference Shares)	351,400	2,781,632
Huabao International Holdings Ltd.	3,780,000	2,445,801
Hyosung Corp.	90,740	4,814,256

14	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Company	Shares	U.S. $ Value

LG Chem Ltd.	15,400	$5,041,788
OCI Co., Ltd.	28,840	5,876,906
SKC Co., Ltd.	131,970	5,440,945
United Phosphorus Ltd.	27,918	71,043

		26,472,371

Construction Materials–0.3%
China Shanshui Cement Group Ltd.	4,194,000	3,317,241
West China Cement Ltd.	5,048,400	1,065,566

		4,382,807

Metals & Mining–6.7%
Antofagasta PLC	278,900	5,153,995
Cia de Minas Buenaventura SA (ADR)–Class B	77,760	3,134,506
Exxaro Resources Ltd.	562,368	14,559,791
First Quantum Minerals Ltd.	196,880	3,754,231
KGHM Polska Miedz SA	345,480	15,929,079
Koza Altin Isletmeleri AS	587,925	11,163,533
Mongolian Mining Corp.(a)	3,546,500	3,375,250
Real Gold Mining Ltd.(c)(d)	1,788,000	579,948
Vale SA (Sponsored ADR) (Local Preference Shares)	1,574,360	35,722,228
Xingda International Holdings Ltd.	3,011,000	1,381,880

		94,754,441

Paper & Forest Products–0.1%
China Forestry Holdings Co., Ltd.(c)(d)	6,430,000	788,354

		126,397,973

Consumer Staples–6.2%
Beverages–0.9%
Cia Cervecerias Unidas SA	500,498	7,867,017
Cia Cervecerias Unidas SA (ADR)	1,340	105,445
Cia de Bebidas das Americas (Preference Shares)(a)	47,200	1,953,469
Grupo Modelo SAB de CV	254,530	1,784,563

		11,710,494

Food & Staples Retailing–2.1%
BIM Birlesik Magazalar AS	22,683	860,846
China Resources Enterprise Ltd.	2,024,000	7,053,933
Jeronimo Martins SGPS SA(a)	8,940	182,097
Magnit OJSC (GDR)(b)	365,350	10,646,299
Olam International Ltd.	5,477,181	10,292,948
Raia Drogasil SA	80,800	785,669

		29,821,792

Food Products–1.3%
China Mengniu Dairy Co., Ltd.	1,274,000	3,727,386
CJ CheilJedang Corp.	11,400	3,378,737
Cosan Ltd.	398,620	5,919,507
Gruma SAB de CV(a)	814,840	2,171,837
MHP SA (GDR)(a)(b)	159,400	2,231,600
NongShim Co., Ltd.	2,210	444,470

		17,873,537

Company	Shares	U.S. $ Value

Personal Products–0.1%
Natura Cosmeticos SA	75,300	$1,637,629

Tobacco–1.8%
ITC Ltd.	439,690	1,951,174
KT&G Corp.	329,840	23,405,089

		25,356,263

		86,399,715

Industrials–3.8%
Construction & Engineering–0.9%
Engineers India Ltd.	255,530	1,285,201
Larsen & Toubro Ltd.	281,870	7,206,240
Samsung Engineering Co., Ltd.	17,350	3,708,074

		12,199,515

Industrial Conglomerates–0.5%
Bidvest Group Ltd.	326,850	7,674,752

Machinery–0.3%
Hydraulic Machines (GDR)(a)(b)	364,500	1,968,300
Hydraulic Machines and Systems Group PLC (GDR)(a)(b)	125,900	679,860
Zoomlion Heavy Industry Science and Technology Co., Ltd.(a)	750,400	997,786

		3,645,946

Marine–0.1%
SITC International Holdings Co., Ltd.	4,738,000	1,483,685

Road & Rail–1.1%
All America Latina Logistica SA	948,000	4,699,882
Localiza Rent a Car SA	463,969	8,540,009
TransContainer OAO (GDR)(b)	247,768	2,693,238

		15,933,129

Trading Companies & Distributors–0.3%
Barloworld Ltd.	305,980	3,987,329

Transportation Infrastructure–0.6%
DP World Ltd.	156,120	1,810,992
Jiangsu Expressway Co., Ltd.	6,136,000	5,923,151
OHL Mexico SAB de CV(a)	161,210	254,533

		7,988,676

		52,913,032

Telecommunication Services–3.2%
Diversified Telecommunication Services–0.7%
Telefonica Brasil SA (ADR)	343,380	10,517,730

Wireless Telecommunication Services–2.5%
America Movil SAB de CV Series L (ADR)	1,046,794	25,991,895
China Mobile Ltd.	505,500	5,566,350
Sistema JSFC (Sponsored GDR)(b)	148,430	2,922,587

		34,480,832

		44,998,562

Schedule of Investments—Emerging Markets Portfolio	15

Company	Shares	U.S. $ Value

Utilities–2.5%
Electric Utilities–1.5%
Enersis SA (Sponsored ADR)	449,772	$9,080,897
Light SA	817,300	11,618,469

		20,699,366

Gas Utilities–0.2%
Aygaz AS	589,624	3,038,538

Water Utilities–0.8%
Cia de Saneamento Basico do Estado de Sao Paulo	218,500	8,338,059
Cia de Saneamento de Minas Gerais-COPASA	150,500	3,509,702

		11,847,761

		35,585,665

Health Care–1.3%
Pharmaceuticals–1.3%
Aspen Pharmacare Holdings Ltd.(a)	707,495	10,928,685
Hikma Pharmaceuticals PLC	123,270	1,338,782
Lupin Ltd.	250,659	2,602,473
Pharmstandard OJSC (GDR)(a)(b)	201,669	3,576,023

		18,445,963

Total Common Stocks (cost $1,230,522,694)		1,378,004,875

WARRANTS–0.8%

Financials–0.5%
Commercial Banks–0.5%
Bank Muscat SAOG, Citigroup Global Markets Holdings, Inc., expiring 10/28/13(a)	621,700	976,691
Commercial Bank of Qatar, Deutsche Bank AG London, expiring 5/26/17(a)	328,500	6,928,065

		7,904,756

Industrials–0.3%
Air Freight & Logistics–0.3%
Agility, Inc., Credit Suisse International, expiring 3/27/13(a)	2,655,500	3,827,903

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	127,600	204,951

		4,032,854

Total Warrants (cost $12,207,282)		11,937,610

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–0.2%
Repurchase Agreements–0.2%
State Street Bank & Trust Co.
0.01%, dated 3/30/12 due 4/02/12 in the amount of $2,745,521 (collateralized by $2,650,000 U.S. Treasury Note, 2.375%, due 2/28/2015, value $2,802,078) (cost $2,745,519)	$2,746	$2,745,519
Total Investments—99.0% (cost $1,245,475,495)		1,392,688,004

Other assets less liabilities—1.0%		13,648,357

Net Assets—100.0%		$1,406,336,361

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $58,731,404 or 4.2% of net assets.
(c)	Illiquid security.
(d)	Fair valued.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSFC—Joint Stock Financial Corporation

OJSC—Open Joint Stock Company

See notes to financial statements.

16	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

SCB–ST–1946–0312

Sanford C. Bernstein Fund, Inc.

March 31, 2012

Schedule of Investments To the Semi-Annual Report For the Taxable Bond Portfolios

Intermediate Duration

Short Duration Plus

U.S. Government Short Duration

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2012 (unaudited)

	Principal Amount (000)		U.S. $ Value

MORTGAGE PASS-THROUGHS–26.8%
Agency Fixed Rate 30-Year–21.1%
Federal Home Loan Mortgage Corp. Gold 4.50%, 11/01/39–4/01/41	U.S.$	95,825	$101,517,686
5.00%, 8/01/33		13	13,871
5.50%, 4/01/38		39,734	43,131,656
Series 2007 4.50%, 1/01/37–3/01/37		5,723	6,059,969
5.50%, 7/01/35		7,383	8,101,443
Federal National Mortgage Association 3.50%, 12/01/41		72,473	74,483,265
4.00%, TBA		177,315	185,889,847
4.00%, 1/01/41		18,647	19,544,682
4.50%, TBA		70,465	74,946,137
5.50%, 11/01/33–6/01/38		58,040	63,310,513
6.00%, 3/01/31–7/01/39		75,496	83,035,072
6.50%, 8/01/31–8/01/34		38	43,389
Series 2003 5.00%, 11/01/33		14,101	15,262,256
5.50%, 4/01/33–7/01/33		26,139	28,682,261
Series 2004 5.00%, 4/01/34		6	6,400
5.50%, 4/01/34–11/01/34		22,503	24,679,858
6.00%, 9/01/34–10/01/34		12,355	13,723,656
Series 2005 4.50%, 8/01/35–9/01/35		27,177	28,887,037
5.50%, 2/01/35		20,563	22,550,560
6.00%, 4/01/35		4,309	4,806,242
Series 2006 5.00%, 2/01/36		33,558	36,296,311
5.50%, 4/01/36		5,103	5,575,265
6.00%, 10/01/31		16	17,834
Series 2007 4.50%, 9/01/35		20,148	21,438,760
5.00%, 7/01/36		9,170	9,914,940
6.00%, 3/01/37		76	83,690
Series 2008 5.50%, 12/01/35–5/01/38		51,750	56,569,782
6.00%, 3/01/37–5/01/38		71,416	78,816,253
Series 2010 6.00%, 2/01/40–4/01/40		20,702	22,768,920
Series 2011 6.00%, 4/01/40		7,285	8,012,145
Government National Mortgage Association Series 1996 8.50%, 11/15/26		1	678

			1,038,170,378

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year–3.7%
Federal Home Loan Mortgage Corp. Gold 6.00%, 7/01/17	U.S.$	9	$9,734
Federal National Mortgage Association 3.00%, TBA		48,330	50,029,099
4.50%, TBA		96,800	103,606,250
4.50%, 6/01/19–7/01/26		26,666	28,532,819

			182,177,902

Agency ARMs–2.0%
Federal Home Loan Mortgage Corp. 4.229%, 9/01/37(a)		12,065	12,837,639
4.786%, 5/01/38(a)		23,855	25,251,817
Series 2005 2.62%, 5/01/35(b)		5,787	6,167,179
Series 2006 2.375%, 3/01/34(a)		3,727	3,920,887
2.965%, 12/01/36(b)		3	3,083
Series 2007 2.434%, 2/01/37(b)		4,699	4,975,373
3.373%, 3/01/37(b)		3	3,677
Federal National Mortgage Association 4.529%, 8/01/38(b)		6,473	6,888,836
4.714%, 10/01/39(a)		10,624	11,320,814
Series 2006 2.332%, 3/01/36(a)		2,540	2,686,273
2.374%, 2/01/36(a)		4,854	5,172,325
Series 2007 2.348%, 3/01/34(a)		5,201	5,479,042
3.077%, 8/01/37(a)		4,819	5,110,374
5.959%, 10/01/37(b)		3,496	3,695,231
Series 2009 2.54%, 5/01/38(b)		5,795	6,174,790

			99,687,340

Total Mortgage Pass-Throughs (cost $1,281,921,187)			1,320,035,620

CORPORATES–INVESTMENT GRADES–26.2%
Industrial–11.9%
Basic–1.4%
Alcoa, Inc. 5.40%, 4/15/21		2,580	2,665,955
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20(c)		8,125	8,287,500
ArcelorMittal 6.125%, 6/01/18		6,526	6,856,914
ArcelorMittal USA LLC 6.50%, 4/15/14		5,578	5,962,252
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		3	3,613
Dow Chemical Co. (The) 4.125%, 11/15/21		2,385	2,453,557
5.25%, 11/15/41		2,320	2,396,363
7.375%, 11/01/29		700	904,186

Schedule of Investments—Intermediate Duration Portfolio	1

Principal Amount (000)			U.S. $ Value

7.60%, 5/15/14	U.S.$	6,437	$7,288,724
8.55%, 5/15/19		3,226	4,227,728
International Paper Co. 4.75%, 2/15/22		921	970,562
7.95%, 6/15/18		7,555	9,493,424
Packaging Corp. of America 5.75%, 8/01/13		4,135	4,343,433
PPG Industries, Inc. 5.75%, 3/15/13		5,115	5,331,722
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		5	6,161
Teck Resources Ltd. 4.75%, 1/15/22		5,169	5,472,229

			66,664,323

Capital Goods–0.5%
General Electric Co. 5.25%, 12/06/17		150	173,470
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(d)		1,133	1,170,508
John Deere Capital Corp. 5.25%, 10/01/12		5	5,122
Owens Corning 6.50%, 12/01/16		8,371	9,299,930
Republic Services, Inc. 5.25%, 11/15/21		4,903	5,590,415
5.50%, 9/15/19		6,718	7,774,050
United Technologies Corp. 4.875%, 5/01/15		5	5,584

			24,019,079

Communications–Media–2.6%
CBS Corp. 3.375%, 3/01/22		8,791	8,486,119
5.625%, 8/15/12		94	95,526
5.75%, 4/15/20		10,572	12,151,735
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		5,580	8,089,203
Comcast Corp. 5.15%, 3/01/20		11,000	12,655,401
5.30%, 1/15/14		15	16,136
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 3.80%, 3/15/22(d)		8,490	8,405,576
4.60%, 2/15/21		3,225	3,398,112
4.75%, 10/01/14		4,555	4,951,007
Interpublic Group of Cos., Inc. (The) 4.00%, 3/15/22		1,189	1,164,280
News America, Inc. 6.15%, 2/15/41		5,925	6,787,336
6.55%, 3/15/33		3,525	3,868,888
9.25%, 2/01/13		6,725	7,160,450
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		10,897	13,738,992
Time Warner Cable, Inc. 7.50%, 4/01/14		5,275	5,937,371

8.75%, 2/14/19	U.S.$	10	$13,036
Time Warner Entertainment Co. LP 8.375%, 3/15/23		10,470	13,926,985
Virgin Media Secured Finance PLC 5.25%, 1/15/21		4,519	4,857,966
WPP Finance 2010 4.75%, 11/21/21(d)		1,637	1,711,863
WPP Finance UK 8.00%, 9/15/14		9,922	11,375,781

			128,791,763

Communications-Telecommunications–1.3%
American Tower Corp. 5.05%, 9/01/20		10,745	11,102,798
AT&T Corp. 8.00%, 11/15/31		1,800	2,528,564
AT&T, Inc. 4.45%, 5/15/21		6,258	6,909,464
5.35%, 9/01/40		2,103	2,236,141
5.80%, 2/15/19		50	59,347
BellSouth Corp. 5.20%, 9/15/14		50	55,028
Deutsche Telekom International Finance BV 4.875%, 3/06/42(d)		10,746	10,151,617
Telecom Italia Capital SA 6.175%, 6/18/14		9,805	10,319,763
6.375%, 11/15/33		1,380	1,242,000
7.175%, 6/18/19		5,770	6,145,050
Telefonica Emisiones SAU 5.462%, 2/16/21		4,705	4,574,036
United States Cellular Corp. 6.70%, 12/15/33		7,535	7,330,229
Verizon Communications, Inc. 4.35%, 2/15/13		16	16,525
5.25%, 4/15/13		5	5,242
5.55%, 2/15/16		50	57,427
Vodafone Group PLC 5.75%, 3/15/16		20	23,103

			62,756,334

Consumer Cyclical-Automotive–0.2%
Harley-Davidson Funding Corp. 5.75%, 12/15/14(d)		9,394	10,242,203

Consumer Cyclical–Entertainment–0.6%
Time Warner, Inc. 4.70%, 1/15/21		5,650	6,172,761
7.625%, 4/15/31		5	6,402
Turner Broadcasting System, Inc. 8.375%, 7/01/13		11,372	12,371,599
Viacom, Inc. 5.625%, 9/15/19		10,995	12,711,308

			31,262,070

Consumer Cyclical-Other–0.3%
Marriott International, Inc./DE Series J 5.625%, 2/15/13		12,589	13,074,142

2	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical–Restaurants–0.0%
McDonald’s Corp. 5.00%, 2/01/19	U.S.$	25	$29,124
5.80%, 10/15/17		50	60,712

			89,836

Consumer Cyclical–Retailers–0.1%
CVS Caremark Corp. 6.60%, 3/15/19		5,720	7,055,860
Wal-Mart Stores, Inc. 5.80%, 2/15/18		100	121,654

			7,177,514

Consumer Non-Cyclical–1.0%
Abbott Laboratories 5.875%, 5/15/16		90	105,879
Ahold Finance USA LLC 6.875%, 5/01/29		12,145	14,829,154
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		5,363	5,702,456
5.875%, 5/15/13		8,910	9,300,543
8.50%, 6/15/19		5	6,108
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(d)		11,945	12,629,114
Delhaize Group SA 5.875%, 2/01/14		2,960	3,182,841
Thermo Fisher Scientific, Inc. 4.70%, 5/01/20		5	5,599
Whirlpool Corp. 8.60%, 5/01/14		1,270	1,424,893

			47,186,587

Energy–2.2%
Anadarko Petroleum Corp. 5.95%, 9/15/16		10,306	11,881,756
6.45%, 9/15/36		3,420	3,958,999
Apache Corp. 5.25%, 4/15/13		5	5,241
Encana Corp. 3.90%, 11/15/21		13,842	13,475,187
Marathon Petroleum Corp. 3.50%, 3/01/16		1,677	1,747,186
5.125%, 3/01/21		6,820	7,417,705
Nabors Industries, Inc. 9.25%, 1/15/19		8,921	11,452,155
Noble Energy, Inc. 8.25%, 3/01/19		10,594	13,303,744
Noble Holding International Ltd. 4.90%, 8/01/20		975	1,041,689
Phillips 66 4.30%, 4/01/22(d)		12,490	12,721,952
Reliance Holdings USA, Inc. 5.40%, 2/14/22(c)(d)		6,968	6,816,931
Southwestern Energy Co. 4.10%, 3/15/22(d)		3,627	3,595,278
Valero Energy Corp. 6.125%, 2/01/20		6,972	8,010,054

Weatherford International Ltd./Bermuda 5.125%, 9/15/20	U.S.$	4,905	$5,218,277
9.625%, 3/01/19		6,870	9,104,756

			109,750,910

Other Industrial–0.2%
Noble Group Ltd. 6.75%, 1/29/20(d)		12,486	12,298,710

Technology–0.5%
Agilent Technologies, Inc. 5.00%, 7/15/20		1,962	2,181,118
Hewlett-Packard Co. 4.50%, 3/01/13		17	17,566
4.65%, 12/09/21		5,664	5,925,309
Intel Corp. 4.80%, 10/01/41		4,435	4,724,175
Motorola Solutions, Inc. 7.50%, 5/15/25		985	1,170,531
Oracle Corp. 4.95%, 4/15/13		3	3,141
Xerox Corp. 8.25%, 5/15/14		11,120	12,556,582

			26,578,422

Transportation–Airlines–0.2%
Southwest Airlines Co. 5.25%, 10/01/14		6,475	6,963,027
5.75%, 12/15/16		4,230	4,731,581

			11,694,608

Transportation–Railroads–0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18		2,182	2,543,042

Transportation–Services–0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(d)		13,450	13,370,726
Con-way, Inc. 6.70%, 5/01/34		8,260	7,899,972
Ryder System, Inc. 5.85%, 11/01/16		3,664	4,170,698
7.20%, 9/01/15		3,534	4,113,604

			29,555,000

			583,684,543

Financial Institutions–10.4%
Banking–6.8%
American Express Co. 8.125%, 5/20/19		15	19,609
Bank of America Corp. 3.875%, 3/22/17		1,630	1,638,989
5.625%, 7/01/20		2,100	2,189,317
5.70%, 1/24/22		5,840	6,182,131
5.875%, 2/07/42		8,228	8,183,651
7.375%, 5/15/14		6,790	7,370,749

Schedule of Investments—Intermediate Duration Portfolio	3

Principal Amount (000)			U.S. $ Value

Series L 5.65%, 5/01/18	U.S.$	5,690	$6,074,086
Barclays Bank PLC 5.125%, 1/08/20		8,430	8,817,426
Bear Stearns Cos. LLC (The) 5.30%, 10/30/15		5	5,519
5.55%, 1/22/17		12,930	14,276,272
5.70%, 11/15/14		13,830	15,281,860
Capital One Financial Corp. 4.75%, 7/15/21		5	5,261
6.25%, 11/15/13		8	8,555
Citigroup, Inc. 4.50%, 1/14/22		6,370	6,394,939
5.30%, 1/07/16		50	53,611
5.375%, 8/09/20		18	19,334
5.50%, 4/11/13		9,012	9,352,194
6.50%, 8/19/13		9,375	9,918,009
8.50%, 5/22/19		7,395	9,117,133
Compass Bank 5.50%, 4/01/20		14,784	14,258,296
Countrywide Financial Corp. 6.25%, 5/15/16		5,826	6,071,088
DNB Bank ASA 3.20%, 4/03/17(d)		12,300	12,348,474
Fifth Third Bancorp 3.50%, 3/15/22		4,799	4,689,093
6.25%, 5/01/13		10	10,518
Goldman Sachs Group, Inc. (The) 5.00%, 10/01/14		16	16,913
5.25%, 7/27/21		4,160	4,118,051
5.625%, 1/15/17		10	10,504
5.75%, 1/24/22		10,595	10,899,500
6.00%, 6/15/20		12,435	13,084,194
7.50%, 2/15/19		9,490	10,842,657
HSBC Holdings PLC 4.00%, 3/30/22		8,167	8,095,294
5.10%, 4/05/21		7,522	8,131,748
JPMorgan Chase & Co. 4.40%, 7/22/20		3,465	3,594,636
4.50%, 1/24/22		10,135	10,543,836
4.75%, 5/01/13		5	5,207
5.375%, 1/15/14		50	53,667
6.125%, 6/27/17		50	57,062
Macquarie Bank Ltd. 5.00%, 2/22/17(d)		2,532	2,551,269
Macquarie Group Ltd. 4.875%, 8/10/17(d)		10,787	10,863,588
Merrill Lynch & Co., Inc. Series B 5.30%, 9/30/15		30	31,602
Morgan Stanley 4.75%, 4/01/14		65	66,064
5.50%, 7/24/20–7/28/21		14,189	13,857,940
6.625%, 4/01/18		11,725	12,346,589
7.25%, 4/01/32		15	16,261
National Capital Trust II 5.486%, 3/23/15(d)		3,116	2,988,873

Nationwide Building Society 6.25%, 2/25/20(d)	U.S.$	13,470	$13,962,302
PNC Funding Corp. 5.125%, 2/08/20		5	5,664
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		10,385	11,115,522
Santander US Debt SA Unipersonal 2.991%, 10/07/13(d)		13,400	13,336,229
Societe Generale SA 2.50%, 1/15/14(d)		6,205	6,132,191
UFJ Finance Aruba AEC 6.75%, 7/15/13		2,366	2,511,085
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(d)		5,567	4,947,616
Union Bank NA 5.95%, 5/11/16		11,795	12,879,656
Wachovia Corp. 5.50%, 5/01/13		12,875	13,521,634
Wells Fargo Bank NA 5.75%, 5/16/16		50	55,774

			332,929,242

Finance–0.4%
General Electric Capital Corp. 4.65%, 10/17/21		4,942	5,259,869
5.625%, 5/01/18		20	23,182
HSBC Finance Corp. 6.676%, 1/15/21		110	117,417
SLM Corp. 7.25%, 1/25/22		6,825	7,130,924
Series A 5.375%, 1/15/13–5/15/14		8,690	8,948,167

			21,479,559

Insurance–2.2%
Allied World Assurance Co., Ltd. 7.50%, 8/01/16		3,185	3,647,679
Allstate Corp. (The) 6.125%, 5/15/37		10,496	10,299,200
American International Group, Inc. 6.40%, 12/15/20		5,975	6,762,081
Coventry Health Care, Inc. 5.95%, 3/15/17		2,515	2,844,812
6.125%, 1/15/15		965	1,044,849
6.30%, 8/15/14		7,810	8,566,547
Genworth Financial, Inc. 6.515%, 5/22/18		7,093	7,331,793
Guardian Life Insurance Co. of America 7.375%, 9/30/39(d)		4,804	5,919,945
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		2,690	2,781,463
5.50%, 3/30/20		6,904	7,378,256
6.10%, 10/01/41		5	4,839
Humana, Inc. 6.30%, 8/01/18		1,210	1,392,372
6.45%, 6/01/16		1,105	1,256,553
7.20%, 6/15/18		2,380	2,851,661

4	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

Lincoln National Corp. 8.75%, 7/01/19	U.S.$	3,071	$3,887,493
Markel Corp. 7.125%, 9/30/19		6,479	7,279,474
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(d)		2,725	3,866,960
Metlife Capital Trust IV 7.875%, 12/15/37(d)		5,200	5,694,000
MetLife, Inc. 4.75%, 2/08/21		1,570	1,722,111
5.00%, 6/15/15		100	110,600
7.717%, 2/15/19		2,159	2,723,967
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(d)		10,150	12,855,219
XL Group PLC 5.25%, 9/15/14		7,525	7,971,210
6.25%, 5/15/27		5	5,215

			108,198,299

Other Finance–0.3%
Aviation Capital Group Corp. 7.125%, 10/15/20(d)		4,965	5,013,273
ORIX Corp. 4.71%, 4/27/15		10,360	10,919,471

			15,932,744

REITS–0.7%
ERP Operating LP 5.20%, 4/01/13		20	20,670
5.25%, 9/15/14		5	5,415
HCP, Inc. 5.375%, 2/01/21		12,821	13,815,666
Health Care REIT, Inc. 5.25%, 1/15/22		12,820	13,409,835
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		7,078	7,376,713
Simon Property Group LP 4.375%, 3/01/21		5	5,306

			34,633,605

			513,173,449

Utility–3.1%
Electric–1.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(d)		5,615	6,089,608
Ameren Corp. 8.875%, 5/15/14		1,417	1,607,218
Carolina Power & Light Co. 6.50%, 7/15/12		5	5,084
Constellation Energy Group, Inc. 5.15%, 12/01/20		5,530	6,089,874
Duke Energy Carolinas LLC 3.90%, 6/15/21		4	4,315
FirstEnergy Corp. Series C 7.375%, 11/15/31		5,275	6,493,863

MidAmerican Energy Holdings Co. 6.125%, 4/01/36	U.S.$	10,120	$12,029,603
Nisource Finance Corp. 6.80%, 1/15/19		13,300	15,744,593
Pacific Gas & Electric Co. 4.50%, 12/15/41		4,825	4,830,148
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(d)		5,805	6,106,924
TECO Finance, Inc. 4.00%, 3/15/16		2,925	3,109,073
5.15%, 3/15/20		3,625	4,005,523
Union Electric Co. 6.70%, 2/01/19		1,205	1,480,925
Wisconsin Energy Corp. 6.25%, 5/15/67		5,810	5,984,300

			73,581,051

Natural Gas–1.6%
DCP Midstream LLC 5.35%, 3/15/20(d)		3,019	3,311,719
Energy Transfer Partners LP 6.70%, 7/01/18		3,915	4,488,340
7.50%, 7/01/38		8,376	9,511,928
Enterprise Products Operating LLC 5.20%, 9/01/20		2,133	2,382,243
EQT Corp. 8.125%, 6/01/19		6,556	7,660,299
Kinder Morgan Energy Partners LP 3.95%, 9/01/22		12,863	12,735,168
4.15%, 3/01/22		3,287	3,316,718
ONEOK, Inc. 4.25%, 2/01/22		12,180	12,327,817
TransCanada PipeLines Ltd. 6.35%, 5/15/67		12,800	13,230,182
Williams Partners LP 5.25%, 3/15/20		10,223	11,269,702

			80,234,116

			153,815,167

Non Corporate Sectors–0.8%
Agencies–Not Government Guaranteed–0.8%
Abu Dhabi National Energy Co. 4.125%, 3/13/17(d)		3,719	3,816,040
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(d)		10,017	10,880,466
IPIC GMTN Ltd. 3.75%, 3/01/17(d)		12,650	12,871,375
Petrobras International Finance Co.–Pifco 5.375%, 1/27/21		9,495	10,223,637

			37,791,518

Total Corporates–Investment Grades (cost $1,211,397,790)			1,288,464,677

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–23.3%
United States–23.3%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	60,855	$74,281,134
4.625%, 2/15/40		98,313	122,784,070
4.75%, 2/15/37		5	6,328
5.375%, 2/15/31		22,700	30,531,500
U.S. Treasury Notes 0.875%, 11/30/16–1/31/17		166,715	165,950,988
1.00%, 8/31/16–3/31/17		338,470	339,667,077
1.50%, 6/30/16		116,780	119,872,802
1.75%, 1/31/14		15	15,387
2.00%, 11/15/21		210,810	207,532,537
2.625%, 7/31/14–11/15/20		83,083	88,857,584

Total Governments-Treasuries (cost $1,126,821,065)			1,149,499,407

AGENCIES–9.3%
Agency Debentures–9.3%
Federal Farm Credit Bank 0.292%, 4/26/13(b)		100	100,122
0.302%, 6/26/13(b)		64,000	64,087,680
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22		57,697	56,639,991
3.75%, 3/27/19		50	56,104
Federal National Mortgage Association 0.262%, 11/23/12(b)		120,665	120,735,881
4.375%, 10/15/15		125	140,777
6.25%, 5/15/29		9,730	13,206,704
6.625%, 11/15/30		74,395	105,555,346
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		119,840	98,334,233

Total Agencies (cost $432,685,616)			458,856,838

ASSET-BACKED SECURITIES–6.8%
Autos–Fixed Rate–3.6%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14		17,275	17,291,912
Series 2012-1, Class A2 0.71%, 9/15/14		13,928	13,935,541
AmeriCredit Automobile Receivables Trust Series 2011-4, Class A2 0.92%, 3/09/15		8,950	8,962,253
Series 2011-5, Class A2 1.19%, 8/08/15		6,110	6,132,505
CarMax Auto Owner Trust Series 2011-3, Class A3 1.07%, 6/15/16		6,305	6,308,472
Series 2012-1, Class A3 0.89%, 9/15/16		6,060	6,053,397

Principal Amount (000)			U.S. $ Value

Exeter Automobile Receivables Trust Series 2012-1A, Class A 2.02%, 8/15/16(d)	U.S.$	9,834	$9,831,368
Ford Auto Securitization Trust Series 2011-R3A, Class A2 1.96%, 7/15/15(d)	CAD	18,428	18,473,633
Ford Credit Auto Lease Trust Series 2011-B, Class A2 0.82%, 1/15/14	U.S.$	17,572	17,589,217
Mercedes-Benz Auto Lease Trust Series 2011-B, Class A2 0.90%, 1/15/14(d)		17,450	17,472,401
Series 2012-A, Class A2 0.66%, 4/15/14		15,388	15,387,561
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		11,175	11,177,429
Porsche Innovative Lease Owner Trust Series 2011-1, Class A3 1.09%, 9/22/14(d)		15,980	16,006,070
Volkswagen Auto Lease Trust Series 2011-A, Class A2 1.00%, 2/20/14		12,917	12,955,881

			177,577,640

Credit Cards–Floating Rate–1.1%
American Express Credit Account Master Trust Series 2011-1, Class A 0.412%, 4/17/17(b)		26,220	26,245,921
Discover Card Master Trust Series 2009-A1, Class A1 1.542%, 12/15/14(b)		6,330	6,345,565
Series 2009-A2, Class A 1.542%, 2/17/15(b)		5,400	5,423,122
Series 2010-A1, Class A1 0.892%, 9/15/15(b)		5,823	5,853,972
Gracechurch Card Funding PLC Series 2012-1A, Class A1 1.055%, 2/15/17(b)(d)		12,465	12,464,990

			56,333,570

Other ABS–Fixed Rate–0.7%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		8,868	8,901,449
Series 2012-A, Class A3 0.94%, 5/15/17		9,614	9,626,901
GE Equipment Midticket LLC Series 2011-1, Class A3 1.00%, 8/24/15		5,442	5,448,218
GE Equipment Small Ticket LLC Series 2011-2A, Class A2 1.14%, 6/23/14(d)		8,033	8,051,357

			32,027,925

6	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

Autos–Floating Rate–0.6%
Ford Credit Floorplan Master Owner Trust Series 2012-1, Class A 0.712%, 1/15/16(b)	U.S.$	23,981	$24,054,344
Navistar Financial Dealer Note Master Trust Series 2011-1, Class A 1.399%, 10/25/16(b)(d)		6,551	6,610,133

			30,664,477

Other ABS–Floating Rate–0.4%
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.812%, 2/20/17(b)		18,345	18,424,617

Home Equity Loans–Floating Rate–0.2%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.692%, 4/25/37(b)(e)		10,375	180,946
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.502%, 1/20/35(b)		2,706	2,479,886
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.432%, 6/25/37(b)		9,105	5,113,364
Option One Mortgage Loan Trust Series 2006-3, Class M1 0.472%, 2/25/37(b)(e)		5,257	28,228
Residential Asset Securities Corp. Series 2003-KS3, Class A2 0.842%, 5/25/33(b)		205	160,090

			7,962,514

Credit Cards–Fixed Rate–0.1%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		6,972	6,957,812

Home Equity Loans–Fixed Rate–0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.369%, 12/25/32		1,860	1,651,142
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		1,814	1,650,421

			3,301,563

Total Asset-Backed Securities (cost $352,989,844)			333,250,118

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.0%
Non-Agency Fixed Rate CMBS–3.9%
Banc of America Merrill Lynch Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		10	11,094

Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.719%, 9/11/38	U.S.$	18,895	$21,448,357
Commercial Mortgage Pass Through Certificates Series 2005-LP5, Class A2 4.63%, 5/10/43		2,146	2,144,403
Series 2006-C8, Class A4 5.306%, 12/10/46		10	11,180
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-C1, Class A4 4.75%, 1/15/37		4,400	4,618,816
Series 2005-C1, Class A4 5.014%, 2/15/38		13,795	15,015,678
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.815%, 6/15/38		26,360	29,766,134
Greenwich Capital Commercial Funding Corp. Series 2005-GG3, Class A4 4.799%, 8/10/42		5,840	6,321,158
Series 2007-GG9, Class A4 5.444%, 3/10/39		22,705	24,985,036
GS Mortgage Securities Corp. II Series 2005-GG4, Class A2 4.475%, 7/10/39		5,388	5,386,953
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C2, Class A2 5.091%, 5/15/41		7,877	8,222,347
Series 2005-LDP3, Class A4B 4.996%, 8/15/42		35	37,614
Series 2006-CB14, Class A4 5.481%, 12/12/44		6,750	7,484,933
Series 2006-CB16, Class A4 5.552%, 5/12/45		21,000	23,494,065
Series 2010-C2, Class A1 2.749%, 11/15/43(d)		10,106	10,421,620
LB-UBS Commercial Mortgage Trust Series 2004-C2, Class A4 4.367%, 3/15/36		35	36,843
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		1,372	1,392,376
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 5.898%, 6/12/46		11,735	13,367,010
Morgan Stanley Capital I Series 2007-HQ13, Class A1 5.357%, 12/15/44		637	639,012

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)				U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2005-C19, Class A4 4.612%, 5/15/44		U.S.$	32	$31,618
WF-RBS Commercial Mortgage Trust Series 2011-C3, Class A2 3.24%, 3/15/44(d)			15,288	15,939,193

				190,775,440

Non-Agency Floating Rate CMBS–0.1%
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 2.476%, 3/06/20(b)(d)			5,835	5,634,393

Total Commercial Mortgage-Backed Securities (cost $182,784,588)				196,409,833

CORPORATES-NON-INVESTMENT GRADES–1.2%
Industrial–0.7%
Basic–0.1%
LyondellBasell Industries NV 5.75%, 4/15/24(d)			4,925	4,915,920
Weyerhaeuser Co. 7.375%, 3/15/32			5	5,326

				4,921,246

Capital Goods–0.3%
Ball Corp. 5.00%, 3/15/22			7,485	7,503,712
BE Aerospace, Inc. 5.25%, 4/01/22			7,875	7,953,750

				15,457,462

Consumer Cyclical–Other–0.2%
Host Hotels & Resorts LP 5.25%, 3/15/22(d)			4,960	4,935,200
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.375%, 3/15/22(c)(d)			7,490	7,340,200

				12,275,400

Energy–0.1%
Cimarex Energy Co. 5.875%, 5/01/22			3,035	3,095,700

				35,749,808

Financial Institutions–0.4%
Banking–0.2%
ABN Amro Bank NV 4.31%, 3/10/16		EUR	2,695	2,722,698
LBG Capital No.1 PLC 8.00%, 6/15/20(d)		U.S.$	5,885	5,059,329
Royal Bank of Scotland Group PLC 5.00%, 10/01/14			5	4,939

				7,786,966

Brokerage–0.1%
Lehman Brothers Holdings, Inc. 6.20%, 9/26/14(f)	U.S.$		5,118	$1,529,003
7.875%, 11/01/09(f)			10,672	3,121,560
Series G 4.80%, 3/13/14(f)			3,322	971,685

				5,622,248

Insurance–0.1%
XL Group PLC Series E 6.50%, 4/15/17			7,055	5,943,837

				19,353,051

Utility–0.1%
Electric–0.1%
CMS Energy Corp. 5.05%, 3/15/22			3,988	4,012,965

Total Corporates–Non-Investment Grades (cost $67,308,603)				59,115,824

QUASI-SOVEREIGNS–0.9%
Quasi-Sovereign Bonds–0.9%
Indonesia–0.2%
Perusahaan Listrik Negara PT 5.50%, 11/22/21(d)			8,297	8,691,107

Kazakhstan–0.2%
KazMunayGas National Co. 7.00%, 5/05/20(d)			7,742	8,801,648

Malaysia–0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(d)			12,990	14,480,927

South Korea–0.2%
Korea National Oil Corp. 3.125%, 4/03/17(d)			12,315	12,288,437

Total Quasi-Sovereigns (cost $41,208,142)				44,262,119

GOVERNMENTS–SOVEREIGN BONDS–0.6%
Indonesia–0.3%
Republic of Indonesia 5.25%, 1/17/42(d)			12,420	12,978,900

Poland–0.0%
Poland Government International Bond 3.875%, 7/16/15			3	3,150

Qatar–0.2%
State of Qatar 4.50%, 1/20/22(d)			11,649	12,155,731

8	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

Russia–0.1%
Russian Foreign Bond–Eurobond 7.50%, 3/31/30(d)	U.S.$	4,802	$5,742,983

Total Governments–Sovereign Bonds (cost $28,515,560)			30,880,764

GOVERNMENTS–SOVEREIGN AGENCIES–0.5%
United Kingdom–0.5%
Royal Bank of Scotland PLC (The) 2.625%, 5/11/12(d) (cost $23,309,922)		23,310	23,351,515

LOCAL GOVERNMENTS–MUNICIPAL BONDS–0.3%
United States–0.3%
California GO 5.75%, 3/01/17		10	11,487
7.625%, 3/01/40		12,895	16,795,222

Total Local Governments–Municipal Bonds (cost $13,172,379)			16,806,709

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Non-Agency Fixed Rate–0.3%
Bear Stearns Alt-A Trust Series 2006-1, Class 22A1 2.584%, 2/25/36		6,831	3,907,543
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 4.288%, 5/25/35		6,966	6,159,133
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.396%, 5/25/36		5,339	2,507,696
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.572%, 12/25/35		319	317,361

			12,891,733

Non-Agency Floating Rate–0.0%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.159%, 12/25/35(b)		3,494	2,058,310

Agency Fixed Rate–0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.732%, 5/28/35		1,605	1,177,500

Total Collateralized Mortgage Obligations (cost $24,511,965)			16,127,543

Principal Amount (000)			U.S. $ Value

BANK LOANS–0.2%
Industrial–0.2%
Communications–Media–0.0%
Charter Communications Operating, LLC 2.25%, 3/06/14(b)	U.S.$	39	$38,900

Consumer Cyclical–Other–0.0%
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(b)(e)(f)		1,038	0

Energy–0.0%
GBGH, LLC (US Energy) 6.00%, 6/09/13(b)(e)(g)		1,189	89,207
14.00%, 6/09/14(b)(e)(g)(h)		506	0

			89,207

Technology–0.2%
IPC Systems, Inc. 5.49%-5.72%, 6/01/15(b)		2,000	1,718,900
Lawson Software, Inc. (fka SoftBrands, Inc.) 3/30/18(i)		6,425	6,360,750

			8,079,650

Total Bank Loans (cost $9,583,871)			8,207,757

		Shares

PREFERRED STOCKS–0.1%
Financial Institutions–0.1%
Finance–0.1%
Citigroup Capital XII 8.50% (cost $5,250,000)		210,000	5,374,698

WARRANTS–0.0%
GBGH, LLC, expiring 6/09/19(e)(g)(j) (cost $0)		2,384	0

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–7.7%
U.S. Treasury Bill–5.0%
U.S. Treasury Bill 0.01%, 4/12/12 (cost $246,152,607)	U.S.$	246,155	$246,152,607

Time Deposit–2.7%
State Street Time Deposit 0.01%, 4/02/12 (cost $134,403,754)		134,404	134,403,754

Total Short-Term Investments (cost $380,556,361)			380,556,361

Total Investments—108.3% (cost $5,182,016,894)			5,331,199,783

Other assets less liabilities—(8.3)%			(406,485,065)

Net Assets—100.0%			$4,924,714,718

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Sold Contracts
U.S. T-Note 2 Yr Futures	223	June 2012	$49,111,827	$49,091,360	$20,467

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Royal Bank of Canada:
Canadian Dollar settling 4/03/12	74,417	$74,885,244	$74,605,989	$(279,255)
Sale Contracts
Barclays Bank PLC Wholesale:
Canadian Dollar settling 5/15/12	18,364	18,400,164	18,395,116	5,048
HSBC Bank USA:
Canadian Dollar settling 4/03/12	92,781	93,896,693	93,016,563	880,130
Morgan Stanley and Co. Inc.:
Euro settling 5/10/12	4,115	5,489,397	5,489,282	115

				$606,038

INTEREST RATE SWAP TRANSACTIONS (See note 3)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$50,590	1/30/17	1.059%	3 Month LIBOR	$392,833
JPMorgan Chase Bank, N.A.	56,630	2/7/22	2.042%	3 Month LIBOR	1,075,627

					$1,468,460

10	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

REVERSE REPURCHASE AGREEMENTS (see Note 3)

Broker	Interest Rate		Maturity	U.S. $ Value at March 31, 2012
Barclays Bank	(0.75	%)*	4/02/12	$5,005,624
ING†	0.00%		—	4,831,935
JP Morgan Chase†	(0.125	%)*	—	4,139,497
Nomura International	(0.05	%)*	4/02/12	1,006,436
Nomura International†	(0.05	%)*	—	402,600

				$15,386,092

†	The reverse repurchase agreement matures on demand. The interest rate shown is a variable rate and was in effect on March 31, 2012
*	Interest payment due from counterparty.
(a)	Variable rate coupon, rate shown as of March 31, 2012.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.
(c)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $9,291,073.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $478,317,606 or 9.7% of net assets.
(e)	Illiquid security.
(f)	Security is in default and is non-income producing.
(g)	Fair valued.
(h)	Pay-In-Kind Payments (PIK).
(i)	This position or a portion of this position represents an unsettled loan purchase. At March 31, 2012, the market value and unrealized gain of these unsettled loan purchases amounted to $6,360,750 and $0, respectively. The coupon rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.
(j)	Non-income producing security.

Currency Abbreviations:

CAD—Canadian Dollar

EUR—Euro

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

GO—General Obligation

LIBOR—London Interbank Offered Rates

OJSC—Open Joint Stock Company

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	11

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2012 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–33.9%
Canada–4.4%
Canadian Government Bond 1.00%, 2/01/14	CAD	25,855	$25,833,486

United States–29.5%
U.S. Treasury Notes
0.375%, 7/31/13	U.S.$	46,650	46,710,132
0.625%, 4/30/13		24,155	24,255,968
1.00%, 9/30/16–10/31/16		16,657	16,706,356
1.375%, 1/15/13		45,108	45,520,433
3.125%, 8/31/13		7,640	7,944,706
3.375%, 7/31/13		30,160	31,398,219

			172,535,814

Total Governments–Treasuries (cost $198,273,825)			198,369,300

MORTGAGE PASS-THROUGHS–23.8%
Agency Fixed Rate 30-Year–8.9%
Federal National Mortgage Association
5.50%, 5/01/39		3,315	3,615,073
6.00%, 2/01/37–10/01/38		15,805	17,426,566
Series 2008
5.50%, 6/01/38		8,128	8,842,303
6.00%, 5/01/38		10,306	11,360,976
Series 2010
5.50%, 7/01/39		2,760	3,027,180
6.00%, 4/01/40		859	944,817
Series 2011
6.00%, 4/01/40		5,885	6,472,810
Government National Mortgage Association Series 2002 7.50%, 3/15/32		229	269,279

			51,959,004

Agency Fixed Rate 15-Year–8.1%
Federal National Mortgage Association
3.00%, TBA		17,550	18,166,992
3.50%, 3/01/26–9/01/26		24,125	25,300,604
6.00%, 12/01/21		86	94,834
Series 2000
7.50%, 3/01/15		48	50,644
Series 2001
6.00%, 11/01/16–12/01/16		379	407,612
Series 2002
6.00%, 2/01/17		288	311,549
8.00%, 8/01/16		104	111,530
Series 2012
3.00%, 3/01/27		2,942	3,052,185

			47,495,950

	Principal Amount (000)		U.S. $ Value

Agency ARMs–6.8%
Federal Home Loan Mortgage Corp.
2.799%, 6/01/37(a)	U.S.$	8,014	$8,572,009
3.419%, 10/01/39(a)		1,611	1,708,917
Series 2005
2.649%, 5/01/35(a)		1,362	1,450,913
Series 2007
2.554%, 11/01/36(b)		878	935,838
2.608%, 1/01/37(b)		779	829,891
Federal National Mortgage Association
2.397%, 1/01/36(a)		1,568	1,670,388
3.413%, 6/01/37(b)		1,616	1,719,493
3.912%, 10/01/37(a)		2,408	2,550,323
4.529%, 8/01/38(b)		3,027	3,221,786
4.714%, 10/01/39(a)		1,525	1,625,428
Series 2003
2.781%, 12/01/33(a)		306	326,050
Series 2005
2.317%, 2/01/35(b)		1,943	2,051,967
2.74%, 10/01/35(a)		2,286	2,435,554
Series 2006
2.539%, 1/01/36(a)		3,339	3,543,239
2.576%, 5/01/36(b)		1,553	1,654,469
2.786%, 7/01/36(a)		1,265	1,348,088
Series 2007
2.027%, 1/01/37(b)		10	10,661
2.681%, 11/01/35(b)		1,752	1,866,739
2.947%, 2/01/37(b)		1,409	1,501,956
Series 2009
2.799%, 7/01/38(a)		858	899,998

			39,923,707

Total Mortgage Pass-Throughs (cost $138,175,541)			139,378,661

ASSET-BACKED SECURITIES–16.5%
Autos–Fixed Rate–6.4%
Ally Auto Receivables Trust
Series 2011-5, Class A2
0.80%, 6/16/14		2,376	2,378,326
Series 2012-1, Class A2
0.71%, 9/15/14		1,848	1,849,000
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		3,755	3,806,526
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		2,270	2,269,970
BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14		1,387	1,391,848
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		1,620	1,627,087
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		527	529,789

12	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)				U.S. $ Value

Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(c)		CAD	1,326	$1,345,766
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13		U.S.$	2,757	2,757,708
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)			1,225	1,225,085
Mercedes-Benz Auto Lease Trust
Series 2011-1A, Class A2
0.79%, 4/15/13(c)			1,305	1,305,163
Series 2011-B, Class A2
0.90%, 1/15/14(c)			2,364	2,367,035
Series 2012-A, Class A2
0.66%, 4/15/14			1,881	1,880,946
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16			31	31,487
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14			1,375	1,375,299
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14			1,843	1,846,148
Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)			2,852	2,854,533
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)			2,380	2,382,984
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13			2,170	2,175,083
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13			475	475,335
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14			1,618	1,618,468

				37,493,586

Credit Cards-Floating Rate–4.8%
Chase Issuance Trust
Series 2009-A2, Class A2
1.792%, 4/15/14(b)			6,000	6,003,019
Series 2011-A3, Class A3
0.362%, 12/15/15(b)			3,640	3,640,063
Citibank Omni Master Trust Series 2009-A8, Class A8 2.342%, 5/16/16(b)(c)			3,155	3,160,386
Discover Card Master Trust
Series 2009-A1, Class A1
1.542%, 12/15/14(b)			1,675	1,679,119
Series 2009-A2, Class A
1.542%, 2/17/15(b)			635	637,719

Series 2010-A1, Class A1
0.892%, 9/15/15(b)	U.S.$		3,271	$3,288,398
GE Capital Credit Card Master Note Trust
Series 2011-1, Class A
0.792%, 1/15/17(b)			1,465	1,476,440
Series 2011-2, Class A
0.722%, 5/15/19(b)			2,565	2,581,718
Gracechurch Card Funding PLC Series 2012-1A, Class A1 1.055%, 2/15/17(b)(c)			1,520	1,519,999
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.992%, 12/18/14(b)(c)			4,030	4,037,919

				28,024,780

Autos-Floating Rate–2.4%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.392%, 9/15/14(b)(c)			2,340	2,349,968
Ford Credit Floorplan Master Owner Trust
Series 2010-1, Class A
1.892%, 12/15/14(b)(c)			3,385	3,417,552
Series 2012-1, Class A
0.712%, 1/15/16(b)			3,073	3,082,399
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.792%, 10/20/14(b)(c)			2,879	2,899,058
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.492%, 11/17/14(b)(c)			1,985	1,992,753
Wheels SPV LLC Series 2009-1, Class A 1.792%, 3/15/18(b)(c)			693	693,877

				14,435,607

Other ABS-Fixed Rate–1.4%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15			2,233	2,241,688
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(c)			1,345	1,345,281
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15			3,175	3,175,000
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14			1,455	1,455,022

				8,216,991

Credit Cards-Fixed Rate–0.8%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17			927	925,114

Schedule of Investments—Short Duration Plus Portfolio	13

Principal Amount (000)			U.S. $ Value

GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18	U.S.$	3,585	$3,581,128

			4,506,242

Other ABS-Floating Rate–0.4%
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.812%, 2/20/17(b)		2,335	2,345,134

Home Equity Loans-Floating Rate–0.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.53%, 4/25/33(b)		893	833,372
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.522%, 1/20/36(b)		463	386,738

			1,220,110

Home Equity Loans-Fixed Rate–0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		718	652,865
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	0

			652,865

Total Asset-Backed Securities (cost $97,103,375)			96,895,315

CORPORATES-INVESTMENT GRADES–12.2%
Industrial–10.6%
Basic–0.4%
BHP Billiton Finance USA Ltd. 1.00%, 2/24/15		2,190	2,187,757

Capital Goods–1.5%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,608,005
Eaton Corp. 0.804%, 6/16/14(b)		1,812	1,815,938
General Dynamics Corp. 5.25%, 2/01/14		1,825	1,979,552
John Deere Capital Corp. 5.25%, 10/01/12		1,364	1,397,374

			8,800,869

Communications-Telecommunications–1.4%
AT&T, Inc. 4.95%, 1/15/13		1,352	1,397,869
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,428,463
Verizon Communications, Inc.
1.25%, 11/03/14		2,645	2,673,436

1.95%, 3/28/14	U.S.$	880	$901,487

			8,401,255

Consumer Cyclical-Automotive–1.3%
American Honda Finance Corp. 2.375%, 3/18/13(c)		2,859	2,908,490
Toyota Motor Credit Corp. 1.25%, 11/17/14		2,435	2,463,470
Volkswagen International Finance NV 1.625%, 3/22/15(c)		2,120	2,119,934

			7,491,894

Consumer Cyclical-Entertainment–0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,880,084

Consumer Cyclical-Retailers–1.1%
Target Corp. 0.61%, 1/11/13(b)		4,916	4,922,922
Wal-Mart Stores, Inc. 4.55%, 5/01/13		1,710	1,785,512

			6,708,434

Consumer Non-Cyclical–2.0%
Baxter International, Inc. 1.80%, 3/15/13		946	958,977
Bottling Group LLC 5.00%, 11/15/13		1,703	1,824,073
Eli Lilly & Co. 4.20%, 3/06/14		1,885	2,009,693
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,381,350
Novartis Capital Corp. 4.125%, 2/10/14		1,895	2,018,497
PepsiCo, Inc./NC 4.65%, 2/15/13		1,312	1,359,824
Sanofi 1.625%, 3/28/14		1,835	1,871,368

			11,423,782

Energy–0.7%
Chevron Corp. 3.95%, 3/03/14		1,915	2,039,617
ConocoPhillips 4.75%, 2/01/14		1,767	1,897,268

			3,936,885

Technology–1.9%
Cisco Systems, Inc.
1.625%, 3/14/14		3,635	3,708,478
2.90%, 11/17/14		250	264,733
Hewlett-Packard Co. 2.95%, 8/15/12		900	906,402
International Business Machines Corp. 0.55%, 2/06/15		1,292	1,285,260
Oracle Corp. 4.95%, 4/15/13		1,344	1,407,447

14	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)			U.S. $ Value

Texas Instruments, Inc. 1.375%, 5/15/14	U.S.$	3,550	$3,605,593

			11,177,913

			62,008,873

Financial Institutions–1.2%
Banking–0.6%
Royal Bank of Canada 1.15%, 3/13/15		2,125	2,124,016
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,634,394

			3,758,410

Finance–0.6%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,337,869

			7,096,279

Utility–0.4%
Natural Gas–0.4%
Transcanada Pipelines Ltd. 0.875%, 3/02/15		2,160	2,155,605

Total Corporates–Investment Grades (cost $70,265,998)			71,260,757

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.4%
Non-Agency Fixed Rate CMBS–3.2%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45		10	9,797
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2004-C1, Class A2
4.302%, 1/15/38		277	281,476
Series 2007-LDPX, Class A2S
5.305%, 1/15/49		11	10,804
Series 2010-C2, Class A1
2.749%, 11/15/43(c)		1,258	1,297,779
Series 2011-C3, Class A1
1.875%, 2/15/46(c)		3,039	3,065,413
Series 2011-C4, Class A1
1.525%, 7/15/46(c)		1,370	1,375,445
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		2,134	2,165,444
Morgan Stanley Capital I
Series 2011-C1, Class A1
2.602%, 9/15/47(c)		3,112	3,184,501
Series 2011-C2, Class A1
1.48%, 6/15/44(c)		2,908	2,910,800

RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)	U.S.$	2,929	$2,992,589
Wachovia Bank Commercial Mortgage Trust Series 2005-C19, Class A4 4.612%, 5/15/44		3	2,817
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		1,362	1,391,177

			18,688,042

Non-Agency Floating Rate CMBS–0.7%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.542%, 6/15/22(b)(c)		997	910,296
Credit Suisse Mortgage Capital Certificates
Series 2006-TF2A, Class SVD
0.712%, 10/15/21(b)(c)		2,000	1,733,200
Series 2007-TFLA, Class A2
0.362%, 2/15/22(b)(c)		1,587	1,476,363

			4,119,859

Agency CMBS–0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		2,755	2,784,476

Total Commercial Mortgage-Backed Securities (cost $25,886,355)			25,592,377

COLLATERALIZED MORTGAGE OBLIGATIONS–4.0%
Agency Fixed Rate–2.9%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		7,242	7,448,015
Federal National Mortgage Association
Series 2010-9, Class EA
3.50%, 1/25/24		3,970	4,143,208
Series 2011-39, Class DA
3.50%, 7/25/24		5,049	5,240,295
Government National Mortgage Association Series 2006-51 0.67%, 8/16/46(f)		6,725	179,578

			17,011,096

Agency Floating Rate–0.8%
Freddie Mac Reference REMICs Series R008, Class FK 0.642%, 7/15/23(b)		155	154,566
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.803%, 12/08/20(b)		4,842	4,865,290

			5,019,856

Schedule of Investments—Short Duration Plus Portfolio	15

	Principal Amount (000)		U.S. $ Value

Non-Agency Floating Rate–0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, 2/25/42(b)(c)	U.S.$	1,184	$985,378

Non-Agency Fixed Rate–0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		324	315,375

Total Collateralized Mortgage Obligations (cost $23,720,112)			23,331,705

AGENCIES–3.0%
Agency Debentures–3.0%
Bank of America Corp.–FDIC Insured 2.10%, 4/30/12		4,052	4,057,766
Citibank NA–FDIC Insured 1.875%, 5/07/12		9,250	9,263,930
Goldman Sachs Group, Inc. (The)–FDIC Insured 3.25%, 6/15/12		4,217	4,242,918

Total Agencies (cost $17,519,572)			17,564,614

INFLATION-LINKED SECURITIES–1.6%
United States–1.6%
U.S. Treasury Inflation Index
1.875%, 7/15/13 (TIPS)	U.S.$	3,003	$3,160,926
2.00%, 1/15/14 (TIPS)		5,946	6,355,035

Total Inflation-Linked Securities (cost $9,394,620)			9,515,961

GOVERNMENTS–SOVEREIGN AGENCIES–0.6%
Netherlands–0.6%
Achmea Hypotheekbank NV 0.887%, 11/03/14(b)(c) (cost $3,414,187)		3,415	3,379,832

SHORT-TERM INVESTMENTS–0.4%
Commercial Paper–0.4%
Vodafone Group PLC Zero Coupon, 7/09/12 (cost $2,308,068)		2,315	2,308,068

Total Investments—100.4% (cost $586,061,653)			587,596,590

Other assets less liabilities—(0.4)%			(2,284,762)

Net Assets—100.0%			$585,311,828

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	738	June 2012	$162,557,058	$162,463,782	$(93,276)
U.S. T-Note 5 Yr Futures	89	June 2012	10,958,992	10,905,977	(53,015)
Sold Contracts
U.S. T-Note 10 Yr Futures	80	June 2012	10,502,109	10,358,750	143,359

					$(2,932)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG London:
Canadian Dollar settling 4/03/12	173	$174,311	$173,108	$(1,203)

16	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Deutsche Bank AG London:
Canadian Dollar settling 5/15/12	27,282	$27,328,708	$27,328,629	$79
Morgan Stanley Capital Services Inc.:
Canadian Dollar settling 4/03/12	27,455	27,756,773	27,524,704	232,069

				$230,945

(a)	Variable rate coupon, rate shown as of March 31, 2012.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $66,435,082 or 11.4% of net assets.
(d)	Fair valued.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2012, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	IO—Interest Only

Currency Abbreviations:

CAD—Canadian Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CMBS—Commercial Mortgage-Backed Securities

FDIC—Federal Deposit Insurance Corporation

NCUA—National Credit Union Administration

REMICs—Real Estate Mortgage Investment Conduits

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	17

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

U.S. Government Short Duration Portfolio

March 31, 2012 (unaudited)

Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES – 72.1%
United States–72.1%
U.S. Treasury Notes
0.25%, 1/31/14–2/28/14	$16,160	$16,136,379
0.375%, 7/31/13	12,855	12,871,570
0.50%, 10/15/14	6,095	6,101,193
0.625%, 2/28/13	5,280	5,299,388
1.00%, 8/31/16–9/30/16	2,913	2,924,777
1.25%, 4/15/14	10,124	10,305,128
1.375%, 11/15/12–1/15/13	26,432	26,656,937
1.75%, 5/31/16	2,369	2,457,838
3.375%, 7/31/13	6,785	7,063,558

Total Governments–Treasuries (cost $89,646,238)		89,816,768

MORTGAGE PASS-THROUGHS–21.5%
Agency Fixed Rate 30-Year–8.4%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.00%, 8/01/37	19	21,221
Federal National Mortgage Association 6.00%, 9/01/37–9/01/38	4,588	5,054,754
Series 2008 6.00%, 5/01/38	3,204	3,532,213
Series 2010 5.50%, 7/01/39	1,701	1,865,891

		10,474,079

Agency Fixed Rate 15-Year–7.9%
Federal National Mortgage Association
3.50%, 3/01/26–9/01/26	4,738	4,968,727
4.50%, TBA	1,255	1,343,242
4.50%, 6/01/26	2,504	2,679,619
Series 2000 7.50%, 3/01/15	17	18,087
Series 2001 6.00%, 11/01/16	173	186,182
Series 2002 8.00%, 8/01/16	39	42,236
Series 2012 3.00%, 3/01/27	607	630,062

		9,868,155

Agency ARMs–5.2%
Federal Home Loan Mortgage Corp. Series 2005 2.649%, 5/01/35(a)	370	394,380
Federal National Mortgage Association 2.397%, 1/01/36(a)	440	469,298
Principal Amount (000)		U.S. $ Value

Series 2003 2.781%, 12/01/33(a)	$836	$890,814
Series 2005 2.317%, 2/01/35(b)	564	595,143
Series 2006 2.539%, 1/01/36(a)	1,129	1,198,094
2.786%, 7/01/36(a)	507	540,316
Series 2007 2.681%, 11/01/35(b)	526	560,317
2.947%, 2/01/37(b)	530	564,645
Series 2009 2.799%, 7/01/38(a)	1,159	1,214,997

		6,428,004

Total Mortgage Pass-Throughs (cost $26,430,674)		26,770,238

COLLATERALIZED MORTGAGE OBLIGATIONS–4.9%
Agency Floating Rate–3.8%
FHLMC Structured Pass Through Securities Series T-72, Class A1 0.449%, 3/25/36(b)	160	158,068
NCUA Guaranteed Notes Series 2010-R1, Class 1A 0.693%, 10/07/20(b)	3,519	3,527,204
Series 2010-R3, Class 1A 0.803%, 12/08/20(b)	1,068	1,073,092

		4,758,364

Agency Fixed Rate–1.1%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24	1,310	1,347,454

Total Collateralized Mortgage Obligations (cost $6,096,520)		6,105,818

INFLATION-LINKED SECURITIES–1.3%
United States–1.3%
U.S. Treasury Inflation Index
1.875%, 7/15/13 (TIPS)	512	538,793
2.00%, 1/15/14 (TIPS)	1,013	1,083,055

Total Inflation-Linked Securities (cost $1,601,167)		1,621,848

Total Investments—99.8% (cost $123,774,599)		124,314,672

Other assets less liabilities—0.2%		257,819

Net Assets—100.0%		$124,572,491

18	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	68	June 2012	$14,978,157	$14,969,563	$(8,594)
U.S. T-Note 5 Yr Futures	7	June 2012	861,943	857,773	(4,170)
Sold Contracts
U.S. T-Note 10 Yr Futures	11	June 2012	1,445,381	1,424,328	21,053

					$8,289

(a)	Variable rate coupon, rate shown as of March 31, 2012.
(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.

Glossary:

ARMs—Adjustable Rate Mortgages

FHLMC—Federal Home Loan Mortgage Corporation

NCUA—National Credit Union Administration

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—U.S. Government Short Duration Portfolio	19

SCB–TAX–1944–0312

Sanford C. Bernstein Fund, Inc.

March 31, 2012

Schedule of Investments To the Semi-Annual Report For the Municipal Bond Portfolios

Short Duration Diversified Municipal

Short Duration California Municipal

Short Duration New York Municipal

Diversified Municipal

California Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2012 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–92.8%
Long-Term Municipal Bonds–91.0%
Alabama–0.3%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/12	$1,150	$1,154,140

Arizona–1.1%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.19%, 2/01/42(a)	955	891,836
Maricopa Cnty AZ SD #3 GO Series 2010B 3.00%, 7/01/12	1,055	1,062,111
Salt River Proj Agric Impt & Pwr Dist AZ Series 2002 5.00%, 1/01/25 (Pre-refunded/ETM)	3,005	3,111,617

		5,065,564

California–6.6%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	8,730	9,165,190
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	7,485	7,887,394
Los Angeles Cnty CA MTA Sales Tax (Los Angeles Cnty CA Met Trnsp Auth) Series 2011A 4.00%, 7/01/14	7,960	8,634,292
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	3,985	4,205,689

		29,892,565

Colorado–2.4%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2011B 4.00%, 11/15/14	7,675	8,181,243
Regional Trnsp Dist CO COP AMBAC 5.00%, 12/01/12	2,490	2,555,985
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(b)	95	61,781

		10,799,009

Principal Amount (000)		U.S. $ Value

Connecticut–0.8%
Connecticut Spl Tax Obl (Connecticut Trnsp Prog Spl Tax) Series 2011B 5.00%, 12/01/13	$3,210	$3,456,014

Delaware–2.0%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	380	297,654
Delaware Trnsp Auth NPFGC Series 2003 5.00%, 7/01/12	8,700	8,801,268

		9,098,922

District of Columbia–0.7%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/12	2,245	2,296,231
NPFGC Series 2004D 5.25%, 10/01/12	1,000	1,024,050

		3,320,281

Florida–12.2%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	11,790	12,389,286
Dupree Lakes CDD FL 6.83%, 11/01/15	65	63,580
Florida Brd of Ed GO Series 2012A 5.00%, 6/01/15	11,000	12,441,550
Florida Brd of Ed GO (Florida Go) Series 2005 C 5.00%, 6/01/12	5,000	5,038,100
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/12	6,315	6,388,191
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)	150	45,000
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	7,715	8,249,495
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series A 5.00%, 10/01/12	1,500	1,525,995
Live Oak CDD FL Series 2010 7.36%, 11/01/20	175	187,612
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	30	30,915
Series 2010A-2 6.125%, 5/01/35(b)(c)	60	47,912
Series 2010B 5.125%, 5/01/17(b)(c)	135	121,628

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value

Series 4B 5.125%, 5/01/09(b)(d)	$55	$0
Parker Rd CDD FL Series B 5.35%, 5/01/15	520	224,910
Parkway Center CDD FL Series B 5.625%, 5/01/14	150	134,100
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(e)	1,540	1,625,069
Sunshine St Govtl Fing Commn FL (Miami-Dade Cnty FL Non-ad Valorem) 5.00%, 9/01/13	6,400	6,796,160

		55,309,503

Illinois–2.8%
Cortland IL SSA #10 5.125%, 3/01/14(f)	182	91,000
Illinois Ed Fac Auth (Univ of Chicago) 1.125%, 7/01/36	5,965	5,997,509
Illinois Sales Tax 4.00%, 6/15/13	4,345	4,528,403
Series Q 6.00%, 6/15/12	2,110	2,133,822

		12,750,734

Indiana–0.4%
Indiana Finance Auth (Indiana Srf) Series 2011A 4.00%, 2/01/13	1,785	1,841,031

Kansas–2.1%
Wichita KS Wtr & Swr Util Series 2011A 3.00%, 10/01/13	5,095	5,293,349
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	6,225	4,108,064

		9,401,413

Louisiana–1.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(b)	515	154,500
Louisiana GO 5.00%, 8/01/15	2,325	2,648,873
Louisiana Offshore Term Auth (Loop, Inc.) 1.60%, 10/01/37	2,215	2,227,271
Whispering Springs CDD LA 5.20%, 10/01/21(b)	670	154,100

		5,184,744

Maryland–0.4%
Prince Georges Cnty MD GO Series 2004D 5.00%, 12/01/12	1,715	1,769,365

Principal Amount (000)		U.S. $ Value

Massachusetts–5.5%
Boston MA GO 4.00%, 4/01/13	$1,015	$1,053,195
Massachusetts GO Series 2002D 5.375%, 8/01/19 (Pre-refunded/ETM)	9,520	9,680,888
Massachusetts Mun Whsl Elec Co. Series 2012A 5.00%, 7/01/13–7/01/14	13,105	14,009,565

		24,743,648

Michigan–0.2%
Detroit MI Swr Disp AGM 0.989%, 7/01/32(a)	1,535	1,077,555

Mississippi–0.6%
Mississippi Business Fin Corp. (Mississippi Power Co.) 2.25%, 12/01/40	2,520	2,529,878

Missouri–1.5%
St. Louis MO Arpt (Lambert- St. Louis Intl Airport) Series 2011A 3.00%, 7/01/12	1,025	1,028,721
NPFGC 5.50%, 7/01/16	5,040	5,707,649

		6,736,370

Nevada–3.0%
Clark Cnty NV SD GO NPFGC Series 2003D 5.50%, 6/15/13	12,570	13,323,823
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	85	81,581

		13,405,404

New Jersey–1.8%
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	720	720,000
Tobacco Settlement Fin Corp. NJ 6.75%, 6/01/39 (Pre-refunded/ETM)	2,200	2,365,286
Tobacco Settlement Mgmt Auth SC 5.00%, 6/01/13 (Pre-refunded/ETM)	4,980	5,018,047

		8,103,333

New Mexico–5.3%
New Mexico Severance Tax Series 2010D 4.00%, 7/01/13	22,850	23,876,422

New York–5.9%
Metropolitan Trnsp Auth NY (New York St Lease Mta Svc Cont) NPFGC-RE Series B 5.50%, 7/01/12	7,000	7,089,600

2	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

New York NY GO Series 2011B 3.00%, 8/01/12	$1,755	$1,771,128
Series 2012F 5.00%, 8/01/15	1,770	2,012,171
Series 2012G-1 5.00%, 4/01/14(g)	3,660	3,982,922
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 D 5.00%, 6/15/12	6,905	6,971,012
New York St Loc Gov Asst Corp. 5.00%, 4/01/13	4,675	4,897,203

		26,724,036

North Carolina–2.2%
North Carolina GO Series 2005B 5.00%, 4/01/13	1,555	1,628,909
Noth Carolina Turnpike Auth 4.00%, 7/01/14	4,010	4,294,470
Raleigh-Durham Arpt Auth NC (Raleigh Durham Intl Arpt) AMBAC Series 2005B 5.00%, 5/01/13	2,000	2,093,700
NPFGC-RE 5.00%, 5/01/13	1,745	1,826,753

		9,843,832

Ohio–1.6%
Cleveland OH COP Series 2010A 5.00%, 11/15/12	1,285	1,316,932
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 6/01/12	5,900	5,921,417

		7,238,349

Pennsylvania–9.4%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	4,590	4,638,608
Pennsylvania GO Series 2010A 5.00%, 5/01/13	2,660	2,796,139
Pennsylvania Hgr Ed Fac Auth (Bryn Mawr College) AMBAC 5.25%, 12/01/12	8,570	8,852,210
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/12	1,000	1,009,500
Pennsylvania Turnpike Comm 4.00%, 6/01/13	8,435	8,752,494
Philadelphia PA Arpt (Philadelphia Intl Airport) 4.00%, 6/15/12–6/15/13	5,000	5,086,920
5.00%, 6/15/13	2,505	2,618,677
Principal Amount (000)		U.S. $ Value

Philadelphia PA IDA (Leadership Learning Partners) Series 05A 4.60%, 7/01/15(b)	$230	$221,996
Philadelphia PA SD GO Series 2010 C 5.00%, 9/01/12	5,480	5,580,448
Pittsburgh & Allegheny PA Sprts-Exhb Auth (Pittsburgh-Allegheny Cnty PA Sales Tax) AGM 4.00%, 2/01/13	2,605	2,672,287

		42,229,279

Puerto Rico–2.1%
Puerto Rico GO Series A 5.00%, 7/01/30 (Pre-refunded/ETM)	3,385	3,424,063
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	5,845	5,892,111

		9,316,174

South Carolina–2.7%
South Carolina Pub Svc Auth Series 2012B 5.00%, 12/01/13(g)	3,500	3,767,645
Series 2012C 5.00%, 12/01/13–12/01/14(g)	8,000	8,483,620

		12,251,265

Tennessee–0.2%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 4.00%, 7/01/12	1,000	1,008,340

Texas–10.9%
Dallas TX GO Series 2005 5.00%, 2/15/13	4,290	4,468,035
Garland TX ISD GO Series 2005 5.00%, 2/15/13	1,660	1,728,292
San Antonio TX Elec & Gas 5.375%, 2/01/14	5,000	5,450,850
Texas A & M Univ Series 2009 D 5.00%, 5/15/12	1,900	1,910,507
Texas PFA (Texas Workforce Commission) Series 2010A 5.00%, 7/01/13	22,200	23,503,584
Texas Trnsp Comm (Texas St Hwy Fund First Tier) Series 2007 5.00%, 4/01/13	4,450	4,661,509
Univ of Houston Series 2011A 5.00%, 2/15/14	6,800	7,372,288

		49,095,065

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value

Virginia–2.7%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	$205	$219,229
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) 5.00%, 2/01/14	3,500	3,793,125
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) Series 2011A 5.00%, 8/01/14	6,030	6,649,040
Virginia Trnsp Brd (Virginia Fed Hwy Grant) Series 2012A 4.00%, 3/15/14	1,305	1,396,298

		12,057,692

Wisconsin–2.5%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	2,210	2,230,376
6.375%, 6/01/32 (Pre-refunded/ETM)	9,130	9,219,657

		11,450,033

Total Long-Term Municipal Bonds (cost $409,400,088)		410,729,960

Short-Term Municipal Notes–1.8%
Illinois–0.7%
Illinois Finance Auth (Elmhurst Mem Healthcare) 0.20%, 1/01/48(h)	3,000	3,000,000

Massachusetts–1.1%
Gregg Cnty TX Hlth Fac Dev Corp. (Good Shepherd Hlth Sys) Series 2008B 0.22%, 10/01/29(h)	3,000	3,000,000
Massachusetts Dev Fin Agy (Boston University) Series 2008 U-6C 0.19%, 10/01/42(h)	2,000	2,000,000

		5,000,000

Total Short-Term Municipal Notes (cost $8,000,000)		8,000,000

Total Municipal Obligations (cost $417,400,088)		418,729,960

CORPORATES-INVESTMENT GRADES–5.0%
Financial Institutions–2.6%
Banking–2.1%
Bank of America Corp. 7.375%, 5/15/14	1,100	1,194,083
Capital One Financial Corp. 2.125%, 7/15/14	935	940,329
Principal Amount (000)		U.S. $ Value

Citigroup, Inc. 5.50%, 4/11/13	$2,311	$2,398,238
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	2,242	2,356,871
JPMorgan Chase & Co. 2.05%, 1/24/14	2,332	2,372,409

		9,261,930

Finance–0.5%
General Electric Capital Corp. 2.15%, 1/09/15	2,370	2,420,858

		11,682,788

Industrial–2.4%
Communications-Telecommunications–0.5%
Verizon Communications, Inc. 4.35%, 2/15/13	2,264	2,338,311

Consumer Cyclical-Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	1,287	1,401,592

Energy–0.5%
ConocoPhillips 4.75%, 2/01/14	2,150	2,308,505

Technology–1.1%
Hewlett-Packard Co. 4.50%, 3/01/13	2,285	2,361,141
International Business Machines Corp. 0.55%, 2/06/15	2,350	2,337,740

		4,698,881

		10,747,289

Total Corporates-Investment Grades (cost $22,139,223)		22,430,077

GOVERNMENTS-TREASURIES–2.1%
Treasuries–2.1%
U.S. Treasury Notes 0.25%, 11/30/13 (cost $9,608,801)	9,611	9,600,860

SHORT-TERM INVESTMENT–2.5%
Time Deposit–2.5%
State Street Time Deposit 0.01%, 4/02/12 (cost $11,582,715)	11,583	11,582,715

Total Investments—102.4% (cost $460,730,827)		462,343,612

Other assets less liabilities—(2.4)%		(10,919,639)

Net Assets—100.0%		$451,423,973

4	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.
(b)	Illiquid security.
(c)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(d)	Fair valued.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of this security amounted to $1,625,069 or 0.4% of net assets.
(f)	Defaulted.
(g)	When-Issued or delayed delivery security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2012, the Fund held 13.5% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PFA—Public Finance Authority

SD—School District

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration California Municipal Portfolio

March 31, 2012 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.1%
Long-Term Municipal Bonds–95.1%
California–81.1%
Bay Area Toll Auth CA Series F 5.00%, 4/01/12	$1,060	$1,060,000
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	5,235	5,495,965
Series 2011N 5.00%, 5/01/13	2,700	2,834,595
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	5,000	5,298,100
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 4.00%, 8/15/14	1,250	1,338,600
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	1,210	1,296,055
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	350	352,478
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,355	3,535,365
Golden St Tobacco Sec CA 5.50%, 6/01/33 (Pre-refunded/ETM)	1,855	1,966,448
6.25%, 6/01/33 (Pre-refunded/ETM)	1,040	1,097,013
Irvine CA Pub Fac Auth Assmt Series 2012A 3.00%, 9/02/14	1,000	1,030,330
Long Beach CA Harbor NPFGC-RE Series 1998A 6.00%, 5/15/12	2,345	2,359,750
Los Angeles CA Dept W&P Pwr Series 2011A 4.00%, 7/01/13	4,495	4,704,422
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	1,935	2,033,124
Los Angeles CA USD COP 5.00%, 12/01/13	1,715	1,824,880
Los Angeles CA USD GO AGM 5.00%, 7/01/23 (Pre-refunded/ETM)	6,000	6,353,100

Schedule of Investments—Short Duration California Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value

M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/13	$2,155	$2,267,685
Metropolitan Wtr Dist Southern CA Series 2011B 4.00%, 7/01/13	3,645	3,811,540
Orange Cnty CA Santn COP Series 2011A 3.00%, 8/01/13	4,710	4,875,462
4.00%, 8/01/14	4,410	4,781,322
Port of Oakland CA Series 2011 O 5.00%, 5/01/14	1,750	1,862,787
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) AGC Series SECOND-34E 4.00%, 5/01/13	1,250	1,291,625
Santa Clara CA USD GO 4.00%, 7/01/13	1,390	1,452,620
Series 2011A 3.00%, 7/01/12	1,600	1,610,784
4.00%, 7/01/13	1,730	1,807,937
South Placer CA Wstwtr Auth Series 2011C 3.00%, 11/01/12	1,500	1,523,955
Southern CA Pub Pwr Auth 4.00%, 7/01/13	1,200	1,253,760
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 4.00%, 7/01/12	1,385	1,397,188
Univ of California 5.00%, 5/15/14	2,000	2,192,120
West Contra Costa CA USD GO AGM 5.00%, 8/01/14	1,100	1,192,367

		73,901,377

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	109	85,380

Florida–0.7%
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)	130	96,213
Lake Ashton II CDD FL Series B 5.00%, 11/01/11(b)(c)	190	62,700
Live Oak CDD FL Series 2010 7.36%, 11/01/20	100	107,207
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(d)	340	358,781

		624,901

Principal Amount (000)		U.S. $ Value

Georgia–2.7%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	$2,450	$2,485,378

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14(e)	110	55,000

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)	200	0
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(c)	200	60,000
Orange Grove CDD LA 5.30%, 11/01/21(b)(c)	130	42,900

		102,900

Puerto Rico–10.2%
Puerto Rico Elec Pwr Auth AGC 5.00%, 7/01/13	750	788,445
Puerto Rico GO NPFGC 6.00%, 7/01/14	1,000	1,090,220
Puerto Rico Hwy & Trnsp Auth Series 2002D 5.25%, 7/01/38 (Pre-refunded/ETM)	1,950	1,973,439
Series D 5.75%, 7/01/41 (Pre-refunded/ETM)	4,355	4,412,617
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) AMBAC 5.00%, 7/01/36	1,000	1,009,590

		9,274,311

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	100	106,941

Total Municipal Obligations (cost $86,703,265)		86,636,188

CORPORATES-INVESTMENT GRADES–1.7%
Financial Institutions–1.7%
Banking–1.7%
Goldman Sachs Group, Inc. (The) 5.25%, 10/15/13	500	523,381
JPMorgan Chase & Co. 1.875%, 3/20/15	500	501,276
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	525	539,840

Total Corporate Investment Grades (cost $1,547,688)		1,564,497

6	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–2.0%
Time Deposit–2.0%
State Street Time Deposit 0.01%, 4/02/12 (cost $1,863,379)	$1,863	$1,863,379

Total Investments—98.8% (cost $90,114,332)		90,064,064

Other assets less liabilities—1.2%		1,057,945

Net Assets—100.0%		$91,122,009

(a)	When-Issued or delayed delivery security.
(b)	Illiquid security.
(c)	Security is in default and is non-income producing.
(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of this security amounted to $358,781 or 0.4% of net assets.
(e)	Defaulted.

As of March 31, 2012, the Fund held 19.4% of net assets in insured bonds (of this amount 36.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

CIFG NA—CIFG Assurance North America Inc.

COP—Certificate of Participation

ETM—Escrowed to Maturity

GO—General Obligation

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SSA—Special Services Area

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration New York Municipal Portfolio

March 31, 2012 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–92.8%
Long-Term Municipal Bonds–91.4%
New York–80.8%
Albany Cnty NY Arpt Auth AGM Series 2010A 4.00%, 12/15/12	$2,970	$3,029,400
Buffalo NY GO Series 2011B 3.00%, 12/01/12	3,190	3,237,659
Erie Cnty NY IDA (Buffalo NY SD) Series A 5.00%, 5/01/12	3,300	3,311,451
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/14	4,360	4,730,426
NPFGC Series 2006D 3.727%, 9/01/15(a)	2,050	2,104,735
Metropolitian Trnsp Auth NY Series 2002A 5.50%, 11/15/14	1,115	1,248,120
NPFGC Series 2002E 5.50%, 11/15/13	3,450	3,723,412
Metropoliton Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) Series 2010A-1 5.00%, 11/15/13	3,220	3,459,117
New York NY GO 5.00%, 8/01/13–1/01/14	4,460	4,768,721
Series 2004B 3.516%, 8/01/13(a)	2,540	2,569,540
Series J-1 5.00%, 8/01/13	4,000	4,247,840
New York NY Mun Wtr Fin Auth Series 2009BB 5.00%, 6/15/13	4,315	4,557,158
New York NY Trnsl Fin Auth 5.00%, 2/01/14	3,445	3,732,175
Series 2007B 5.00%, 11/01/13 (Pre-refunded/ETM)	300	322,137
5.00%, 11/01/13	700	751,422
Series 2011D-1 3.00%, 11/01/13	6,080	6,335,786
Series 2011E 5.00%, 11/01/14	3,045	3,390,973
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/12	1,055	1,065,170
New York St Dormitory Auth (MT Sinai School of Medicine) 5.00%, 7/01/12	1,740	1,758,966

Schedule of Investments—Short Duration New York Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	$5,955	$6,136,330
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 3/15/14	3,685	4,006,664
Series 2009 D 5.00%, 6/15/12	8,180	8,258,201
Series 2011C 4.00%, 3/15/15	1,700	1,863,353
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.663%, 4/01/34(a)(b)(c)	2,325	1,799,469
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.25%, 6/15/14	1,500	1,659,330
New York St Envrn Fac Corp. (New York St SRF) 3.00%, 8/15/12–2/15/13	2,645	2,691,866
New York St Loc Gov Asst Corp. 5.00%, 4/01/13	7,940	8,317,388
Series 2011A 5.00%, 4/01/14	5,000	5,461,050
AGM 0.03%, 4/01/17(a)(b)(c)	850	789,290
New York St Pwr Auth NPFGC 5.00%, 11/15/14	1,000	1,113,380
New York St Thruway Auth (New York St Thruway Auth Ded Tax) AGM Series 5B 5.00%, 4/01/14	3,000	3,267,840
NPFGC 5.50%, 4/01/12	4,785	4,785,000
NPFGC-RE Series B 5.00%, 4/01/13	1,815	1,901,630
Newburgh NY CSD GO 4.75%, 6/29/12	350	350,003
Port Authority of NY & NJ 4.00%, 9/15/13	3,840	4,028,966
Suffolk Cnty NY GO Series 2011B 3.00%, 10/15/13	3,965	4,114,084
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/12	1,715	1,758,544
Yonkers NY GO Series 2011A 5.00%, 10/01/13	1,225	1,285,968

		121,932,564

Principal Amount (000)		U.S. $ Value

California–4.5%
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	$3,600	$3,793,536
Pasadena CA COP AMBAC Series 1993 5.35%, 2/01/14	2,900	3,060,602

		6,854,138

Delaware–0.1%
Bridgeville DE Spl Obl (Heritage Shores Spl Devel Dist DE) Series B 5.125%, 7/01/35	190	148,827

Florida–2.5%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13	3,000	3,152,490
Dupree Lakes CDD FL 6.83%, 11/01/15	50	48,907
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(b)	170	125,817
New River CDD FL 1.00%, 5/01/18–5/01/38(b)	165	64,173
Series 2010A1 1.00%, 5/01/38(b)	35	23,890
Series 2010B1 1.00%, 5/01/15(b)	35	31,355
Series B 5.00%, 5/01/13(b)	65	1
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(b)	20	20,610
Series 2010A-2 6.125%, 5/01/35(b)(d)	50	39,926
Series 2010B 5.125%, 5/01/17(b)(d)	115	103,609
Series 4B 5.125%, 5/01/09(b)(e)	45	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	185	165,390

		3,776,168

Illinois–0.1%
Cortland IL SSA #10 5.125%, 3/01/14(f)	153	76,500

Louisiana–0.1%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(g)	270	0
Isabella Lakes CDD LA 6.00%, 8/01/22(b)(g)	255	76,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(b)(g)	115	37,950

8	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Whispering Springs CDD LA 5.20%, 10/01/21(b)(g)	$120	$27,600

		142,050

Nevada–0.0%
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(b)	40	38,391

New Jersey–0.8%
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	265	265,000
Tobacco Settlement Fin Corp. NJ 5.75%, 6/01/32 (Pre-refunded/ETM)	980	988,654

		1,253,654

Puerto Rico–2.4%
Puerto Rico GO 5.25%, 7/01/14	1,000	1,073,830
FGIC 5.50%, 7/01/12	2,490	2,517,490

		3,591,320

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	110	117,635

Total Long-Term Municipal Bonds (cost $138,298,302)		137,931,247

Short-Term Municipal Notes–1.4%
New York–1.4%
New York NY Trnsl Fin Auth Series 02-Subserv C2 0.23%, 8/01/31(h) (cost $2,035,000)	2,035	2,035,000

Total Municipal Obligations (cost $140,333,302)		139,966,247

CORPORATES-INVESTMENT GRADES–5.1%
Financial Institutions–2.7%
Banking–2.1%
Bank of America Corp. 7.375%, 5/15/14	375	407,074
Capital One Financial Corp. 2.125%, 7/15/14	370	372,109
Citigroup, Inc. 5.50%, 4/11/13	780	809,444
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	761	799,991
JPMorgan Chase & Co. 2.05%, 1/24/14	791	804,706

		3,193,324

Principal Amount (000)		U.S. $ Value

Finance–0.6%
General Electric Capital Corp. 2.15%, 1/09/15	$803	$820,231

		4,013,555

Industrial–2.4%
Communications-Telecommunications–0.5%
Verizon Communications, Inc. 4.35%, 2/15/13	765	790,110

Consumer Cyclical-Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	441	480,266

Energy–0.5%
ConocoPhillips 4.75%, 2/01/14	728	781,670

Technology–1.1%
Hewlett-Packard Co. 4.50%, 3/01/13	770	795,658
International Business Machines Corp. 0.55%, 2/06/15	805	800,800

		1,596,458

		3,648,504

Total Corporates-Investment Grades (cost $7,563,282)		7,662,059

SHORT-TERM INVESTMENTS–0.9%
Time Deposit–0.9%
State Street Time Deposit 0.01%, 4/02/12 (cost $1,339,772)	1,340	1,339,772

Total Investments—98.8% (cost $149,236,356)		148,968,078

Other assets less liabilities—1.2%		1,874,011

Net Assets—100.0%		$150,842,089

(a)	Variable rate coupon, rate shown as of March 31, 2012.
(b)	Illiquid security.
(c)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2012 and the aggregate market value of these securities amounted to $2,588,759 or 1.72% of net assets.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Fair valued.
(f)	Defaulted.
(g)	Security is in default and is non-income producing.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a

Schedule of Investments—Short Duration New York Municipal Portfolio	9

designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2012, the Fund held 18.6% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

EDA—Economic Development Agency

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SD—School District

SRF—State Revolving Fund

SSA—Special Services Area

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2012 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.0%
Long-Term Municipal Bonds–90.7%
Alabama–2.3%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16–5/01/17	$67,805	$79,409,590
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21–7/01/22	10,070	12,247,987
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21–1/01/22	13,295	15,427,250
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	7,725	7,834,618
FGIC Series 02B 5.00%, 2/01/41 (Pre-refunded/ETM)	12,105	12,282,822
FGIC Series D 5.00%, 2/01/42 (Pre-refunded/ETM)	5,900	5,986,671

		133,188,938

Arizona–2.1%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.19%, 2/01/42(a)	18,025	16,832,827
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,960,156
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15–7/01/16	3,815	3,886,298
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,047,243
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,637,859
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/24–7/01/25	17,160	20,124,960
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,435	1,437,181

10	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20–7/01/25	$26,890	$30,336,494
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,457,350
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,487,900
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,050	2,132,205
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	955	949,709
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,549,305

		118,839,487

California–8.4%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17–5/01/19	200,770	242,871,576
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	20,214,734
5.25%, 7/01/21	2,735	3,254,212
Series A 5.00%, 7/01/20	5,675	6,729,018
5.25%, 7/01/12	13,375	13,537,105
California GO 5.00%, 8/01/14–5/01/17	33,740	37,708,332
Series 2008 5.00%, 4/01/18	5,000	5,870,800
Series 2009 5.25%, 10/01/20	5,085	6,000,707
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	60,165	63,399,470
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,058,250
Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	3,255	3,888,000
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,300,400
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22–5/15/23	24,415	28,704,038
Principal Amount (000)		U.S. $ Value

Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	$1,000	$1,131,500
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	550	575,658
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22–5/01/23	10,380	12,016,815
Series 2011C 5.00%, 5/01/22	5,795	6,484,837
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,440,851
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	12,893,370

		476,079,673

Colorado–2.2%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	270	235,162
Broomfield CO COP 5.00%, 12/01/16–12/01/20	13,710	15,854,059
Colorado DOT NPFGC Series B 5.50%, 6/15/13–6/15/14	8,300	9,130,266
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,231,096
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,519,208
Series 2010 A 5.00%, 11/15/21–11/15/23	19,630	22,711,455
Series 2011B 4.00%, 11/15/14	6,640	7,077,974
Series A-1 5.00%, 11/15/12	23,625	24,289,099
5.25%, 11/15/13	11,305	12,089,115
Mun Subdist No CO Wtr Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,704,104
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)(c)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21 5.25%, 1/15/24–7/15/24	2,800 7,745	2,999,640 8,230,379
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(b)(c)	2,077	1,349,922

		123,030,279

Schedule of Investments—Diversified Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value

Connecticut–0.1%
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	$3,065	$3,173,777

District of Columbia–0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,356,494
District of Columbia HFA SFMR (District Of Columbia HFA) Series A 6.25%, 12/01/28	390	390,378
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,986,770
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	14,300,524
Series 2008A 5.50%, 10/01/14	4,140	4,557,436
Series 2010B 5.00%, 10/01/13	3,325	3,541,923
Series A 5.50%, 10/01/12–10/01/18	11,910	13,289,667
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,929,855

		46,353,047

Florida–6.7%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,460,923
Bonnet Creek Resort CDD FL 7.125%, 5/01/12	395	395,000
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Pre-refunded/ETM)	5,000	5,058,300
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13–7/01/14	7,190	7,671,853
Chapel Creek FL CDD Series B 5.25%, 5/01/15(b)(c)	3,660	1,570,286
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/14–3/01/16	103,510	112,724,535
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,521,600
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,181,303
Dupree Lakes CDD FL 6.83%, 11/01/15	200	195,630
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(c)	1,255	928,826
Principal Amount (000)		U.S. $ Value

Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	$895	$889,827
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	172,782
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	390	409,406
Series A 5.00%, 6/01/12–1/01/16	25,050	26,222,027
Series B 5.00%, 6/01/13	5,000	5,274,500
Series D 5.00%, 6/01/12	4,610	4,645,128
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17 (Pre-refunded/ETM)	3,740	3,910,020
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,393,047
AMBAC Series A 5.00%, 7/01/13–7/01/14	12,095	12,966,707
NPFGC Series B 5.00%, 7/01/15	6,095	6,812,564
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,701,460
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,862,296
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,107,400
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,448,886
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,140,699
Series 2009B 5.00%, 10/01/15	5,780	6,224,077
Series 2011-23 5.00%, 10/01/13	30,790	32,923,131
Lake Ashton II CDD FL
Series B 4.875%, 11/01/10(b)(c)	885	708,009
5.00%, 11/01/11(b)(c)	6,810	2,247,300

12	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23–10/01/24	$13,095	$14,497,004
5.625%, 10/01/25	2,530	2,788,060
Live Oak CDD FL Series 2010 7.36%, 11/01/20	2,245	2,406,797
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,428,273
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,455,872
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,661,097
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,535	3,556,670
Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	1,555	1,477,188
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,698,572
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	245	252,470
Series 2010A-2 6.125%, 5/01/35(c)(d)	535	427,214
Series 2010B 5.125%, 5/01/17(c)(d)	1,225	1,103,664
Series 4B 5.125%, 5/01/09(c)(e)	510	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,205	2,865,270
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21 (Pre-refunded/ETM)	2,000	2,049,920
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,708,023
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,634,096
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(b)(c)	985	374,300
Series B-2 5.125%, 5/01/13(b)(c)	2,905	1,103,900
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,446,245
Principal Amount (000)		U.S. $ Value

Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17 (Pre-refunded/ETM)	$3,415	$3,502,322
5.375%, 10/01/18 (Pre-refunded/ETM)	4,695	4,815,051
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,516,837
Tampa Hillsboro Cnty FL Expwy Auth 5.00%, 7/01/12 (Pre-refunded/ETM)	6,265	6,338,864
AMBAC 5.00%, 7/01/12	2,310	2,333,516
Venetian CDD FL Series B 5.95%, 5/01/12	220	219,967
Verano CDD FL Series B 5.00%, 11/01/12–11/01/13	3,110	2,934,130
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,125	1,015,054
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,844,489

		383,285,887

Georgia–3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt)
Series 2010C 5.00%, 1/01/18–1/01/19	9,260	10,806,208
5.25%, 1/01/20	6,500	7,740,720
5.50%, 1/01/21	7,500	9,105,600
5.75%, 1/01/22–1/01/23	20,000	24,358,040
Series 2101C 5.875%, 1/01/24	2,925	3,539,718
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20–1/01/22	22,650	26,183,072
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,643,837
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16–1/01/20	43,550	50,865,283
AGM Series A 5.25%, 1/01/14	4,230	4,571,023
NPFGC Series A 5.25%, 1/01/14	3,625	3,909,309
5.25%, 11/01/21 (Pre-refunded/ETM)	3,000	3,087,540

Schedule of Investments—Diversified Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value

Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	$1,960	$2,202,687
Series A 5.00%, 3/15/16–3/15/17	14,900	16,576,562
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/13	4,470	4,582,376
Metro Atlanta Rapid Transit Auth GA NPFGC-RE Series A 5.00%, 7/01/12–7/01/13	11,630	12,219,895

		181,391,870

Guam–0.1%
Guam GO Series 2009A 5.75%, 11/15/14 2,530		2,570,454
Guam Wtrworks Auth Series 05 5.00%, 7/01/13 1,345		1,376,823

		3,947,277

Hawaii–0.5%
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21–7/01/22	6,900	8,002,158
Series 2010A 5.00%, 7/01/24	16,500	19,141,320

		27,143,478

Illinois–3.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	2,180	1,636,003
Chicago IL GO AGM Series 2004A 5.00%, 1/01/23	8,160	8,588,237
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,180,960
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	7,207,800
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,629,450
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	475	475,114
Chicago IL Trnsp Auth Fed GAN (Chicago IL Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,644,513
Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	4,225	4,692,327
Principal Amount (000)		U.S. $ Value

Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	$5,078	$2,865,160
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,377,259
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,552,676
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 4.153%, 1/01/19(f)	5,730	5,866,603
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,245	2,301,843
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,977,271
Illinois GO 5.00%, 1/01/13	1,510	1,557,701
Series 2006 A 5.00%, 6/01/15	4,875	5,394,529
Series 2010 5.00%, 1/01/17–1/01/19	43,205	48,429,078
AGM 5.00%, 9/01/14	5,550	6,046,336
AGM Series A 5.25%, 10/01/13	7,785	8,318,117
AMBAC 5.00%, 4/01/14–11/01/14	7,230	7,820,044
AMBAC Series B 5.00%, 3/01/13–3/01/14	16,355	17,264,493
NPFGC 5.25%, 10/01/21	1,740	1,773,826
NPFGC Series B 5.00%, 3/01/15	5,000	5,331,850
Illinois Sales Tax Series Q 6.00%, 6/15/12	1,185	1,198,379
Matteson IL GO 8.00%, 12/01/29(d)	19,775	16,822,592
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	6,051,642
NPFGC-RE Series B 5.50%, 6/01/17	1,025	1,222,702
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,235,024
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14–1/01/16	8,705	9,571,251

		204,032,780

Indiana–0.3%
Indianapolis IN Gas Util AGC Series A 5.00%, 8/15/30	7,670	8,095,225

14	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	$1,200	$1,253,388
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,285	7,061,449

		16,410,062

Kansas–0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	17,240,671
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13–9/01/14	12,035	12,981,972

		30,222,643

Kentucky–0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,801,700
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13–3/01/14	7,970	8,423,055

		14,224,755

Louisiana–1.9%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)	4,025	0
De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	4,700	4,791,039
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	3,450	3,670,386
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(b)(c)	9,814	3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,805	23,214,475
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,918,698
Louisiana GO AGM Series 2006C 5.00%, 5/01/14	6,585	7,203,068
AMBAC Series A 5.00%, 10/15/12	11,965	12,269,390
Principal Amount (000)		U.S. $ Value

Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	$495	$495,109
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21–10/01/25	16,135	18,047,803
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/13–3/01/17	11,785	13,051,684
Series 2009 5.00%, 3/01/18	2,005	2,336,146
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,790,529
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,299,332
Orange Grove CDD LA 5.30%, 11/01/21(b)(c)	1,695	559,350
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,093,440

		107,666,049

Massachusetts–1.8%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	3,600	3,643,272
Massachusetts GO Series B 5.00%, 8/01/12	17,750	18,029,030
Series C 5.00%, 5/01/12	8,175	8,204,675
AGM Series 2006C 3.805%, 11/01/19(f)	1,815	1,855,202
NPFGC Series D 5.375%, 8/01/22 (Pre-refunded/ETM)	2,495	2,537,166
5.375%, 8/01/22 (Pre-refunded/ETM)	110	111,859
5.50%, 11/01/12	17,790	18,333,663
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12–7/01/17	21,980	23,797,076
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,750,177
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	60	63,182

Schedule of Investments—Diversified Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value

Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	$18,795	$21,357,510

		101,682,812

Michigan–1.5%
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Pre-refunded/ETM)	3,515	3,529,095
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12–10/15/15	25,160	27,138,015
NPFGC Series 2004 5.375%, 10/01/13	1,900	2,029,219
Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	3,380	3,647,561
Michigan Trunk Line Spl Tax 5.00%, 11/01/19–11/01/20	10,000	12,021,400
Series 2009 5.00%, 11/01/23	1,510	1,749,818
AGM Series B 5.00%, 9/01/13	2,055	2,187,013
NPFGC-RE 5.00%, 11/01/12	4,130	4,242,625
5.25%, 11/01/13	5,000	5,377,050
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,644,300
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21–11/15/23	14,100	15,663,327

		83,229,423

Minnesota–0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,210	2,370,601
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,436,362
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,838,362

		12,645,325

Missouri–0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,121,957
Principal Amount (000)		U.S. $ Value

Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	$7,215	$7,529,213

		9,651,170

Nevada–4.1%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,775,442
5.25%, 7/01/17	16,695	19,166,695
Series A 5.00%, 7/01/13–7/01/14	8,280	8,764,801
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,175	10,165,716
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	8,759,430
AGM Series B 5.00%, 6/01/12–6/01/13	12,325	12,658,462
AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,252,763
5.00%, 11/01/16	16,010	18,516,846
AMBAC Series A 6.50%, 6/01/17	1,760	2,137,608
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,190	9,663,053
AMBAC 5.00%, 7/01/14–7/01/16	26,400	29,270,256
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,658,100
AGM 5.50%, 6/15/12	13,425	13,561,129
AGM Series C 5.00%, 6/15/19	22,380	25,023,526
5.25%, 6/15/13	8,800	9,301,512
NPFGC Series C 5.00%, 6/15/13	5,595	5,897,186
NPFGC Series D 5.25%, 6/15/12	5,000	5,048,250
NPFGC-RE Series A 5.00%, 6/15/17	27,880	31,236,194
5.25%, 6/15/14	5,505	6,053,959
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	188,906
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	970	930,987
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,138,222

16	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2009 B 5.00%, 5/01/14	$1,790	$1,949,059

		233,118,102

New Hampshire–0.1%
New Hampshire Hlth & Ed Fac Auth AMBAC 5.375%, 7/01/20 (Pre-refunded/ETM)	7,090	7,249,950

New Jersey–5.6%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17	2,325	2,739,292
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13–6/15/14	7,365	7,845,824
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,590,910
NPFGC Series G 5.00%, 9/01/13–9/01/15	24,150	25,550,171
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15–5/01/16	55,310	62,756,061
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	276,535
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13–6/15/14	11,520	12,372,065
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,194,650
AMBAC Series A 5.50%, 12/15/13	7,415	8,030,148
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,607,344
NPFGC Series A 5.25%, 12/15/12–12/15/13	29,185	31,035,804
NPFGC Series B 5.25%, 12/15/14	14,605	16,231,851
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,393,750
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	14,770	17,269,380
Tobacco Settlement Fin Corp. NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	22,020	23,547,087
Principal Amount (000)		U.S. $ Value

6.75%, 6/01/39 (Pre-refunded/ETM)	$84,940	$91,321,542

		318,762,414

New York–8.7%
New York NY GO 5.00%, 8/01/16–8/01/17	10,765	12,660,639
5.25%, 8/01/16	17,165	20,165,442
Series 04G 5.00%, 8/01/12	21,110	21,441,005
Series 2002C 5.50%, 8/01/14 (Pre-refunded/ETM)	90	93,884
5.50%, 8/01/14	4,690	4,883,978
Series 2005 N 5.00%, 8/01/12 (Pre-refunded/ETM)	995	1,010,602
5.00%, 8/01/12	1,055	1,071,542
Series 2009 C 5.00%, 8/01/17–8/01/22	18,190	21,472,041
Series 2010B 5.00%, 8/01/19	12,145	14,661,687
Series B 5.00%, 9/01/15	10,000	11,398,400
Series C 5.00%, 1/01/15–1/01/16	15,370	17,433,337
Series D 5.00%, 2/01/15	8,800	9,838,136
Series E 5.00%, 8/01/14–8/01/16	36,490	40,503,041
Series I 5.875%, 3/15/13	35	35,141
Series J 5.00%, 3/01/17	2,355	2,614,286
New York NY Trnsl Fin Auth 5.25%, 2/01/20	1,975	2,057,002
Series 2002A 5.00%, 11/01/22–11/01/25	34,430	41,111,072
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	2,710	2,822,519
5.25%, 2/01/22 (Pre-refunded/ETM)	4,595	4,783,809
Series 2011C 5.00%, 11/01/19–11/01/25	23,420	28,017,300
NPFGC Series 2003E 5.25%, 2/01/21–2/01/22	140	145,330
New York St Dormitory Auth (New York St Lease Cuny)
Series 2008B 5.00%, 7/01/15–7/01/16	33,770	38,690,694
Series A 5.75%, 7/01/13	700	725,081
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,229

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19–7/01/24	$25,150	$28,841,193
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19–3/15/21	13,865	16,750,055
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,551,282
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13–12/01/16	14,030	15,064,788
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,115,010
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	4,906,095
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	44,096,755
Series 2009 5.00%, 4/01/18	10,000	11,954,100
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,749,006
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	50,925	57,955,628
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	5,935	5,980,047

		495,715,156

North Carolina–2.8%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,180,762
Series A 5.00%, 1/01/14–1/01/15	9,510	10,338,798
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,317,115
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	4,295	4,464,094
Principal Amount (000)		U.S. $ Value

AGM Series A 5.00%, 2/01/13–2/01/15	$20,000	$21,561,500
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,801,036
5.50%, 1/01/13 (Pre-refunded/ETM)	1,210	1,256,948
5.50%, 1/01/13 (Pre-refunded/ETM)	1,455	1,512,560
Series A 5.25%, 1/01/15–1/01/17	64,050	72,849,951
5.50%, 1/01/13	2,640	2,739,396
Series C 5.25%, 1/01/14–1/01/17	18,155	20,420,758
AMBAC Series A 5.25%, 1/01/15	5,490	5,675,233

		161,118,151

Ohio–3.9%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,653,416
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,338,009
5.25%, 1/01/20	2,315	2,634,632
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(c)(e)	3,650	3,106,259
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19–12/01/24	93,725	107,071,576
Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	5,000	5,000,000
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,265,000
Ohio GO Series 2011A 5.00%, 8/01/20–8/01/21	57,430	70,173,851
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,188,283
Univ of Cincinnati OH 5.00%, 6/01/20–6/01/21	6,795	8,092,491
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,993,305

		223,516,822

Oklahoma–0.5%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,560,443

18	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/12	$26,435	$26,572,198

		31,132,641

Oregon–0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,239,098
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21–11/01/23	18,535	21,646,958
NPFGC Series B 5.25%, 5/01/14 (Pre-refunded/ETM)	1,775	1,781,781
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,556,810
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,375,040
Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	1,280	1,284,608
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,849,780

		41,734,075

Pennsylvania–5.1%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,752,741
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,501,660
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008A 5.00%, 9/01/14	46,500	51,113,730
Series B 5.00%, 6/15/18	8,200	8,935,376
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	320	322,806
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,390,994
NPFGC-RE 5.00%, 5/15/16	2,955	3,413,380
Principal Amount (000)		U.S. $ Value

Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	$5,370	$5,786,658
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,711,219
Series 2009 B 5.00%, 6/01/16–6/01/20	50,040	57,297,226
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	7,060,644
Series 2010D 5.00%, 6/15/19–6/15/21	28,140	31,429,982
5.25%, 6/15/22–6/15/23	20,485	22,641,065
Series 2011A 5.00%, 6/15/16–6/15/19	12,650	14,238,766
Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.76%, 4/26/14(a)	7,300	7,199,625
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14–9/01/20	38,650	43,076,265
Series 2009 5.125%, 9/01/22	9,080	10,041,935
Southeastern PA Trnsp Auth 5.00%, 3/01/23–3/01/24	12,245	13,923,857

		288,837,929

Puerto Rico–4.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,840	26,415,912
Series 2010ZZ 5.00%, 7/01/17	5,835	6,519,912
5.25%, 7/01/18	2,205	2,497,449
Puerto Rico GO Series A 5.00%, 7/01/30 (Pre-refunded/ETM)	26,560	26,866,503
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,510	3,687,290
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,474,765
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	15,971,332
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,938,847
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	41,544,720
Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	13,126,972
5.375%, 8/01/20	39,685	45,755,615

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value

5.50%, 8/01/23	$4,900	$5,579,042
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	14,080,909
Series Q 5.00%, 6/01/12-6/01/15	13,055	13,801,054

		229,260,322

Rhode Island–0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	5,780	7,869,875
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,874,235
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	6,040,138
Rhode Island EDC (Rhode Island DOT Fed Hwy Grant) Series 2009A 5.25%, 6/15/17	7,955	9,423,493

		25,207,741

South Carolina–0.5%
Greenville Cnty SD SC Lease 5.00%, 12/01/13–12/01/15	14,850	16,561,514
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23–12/01/25	2,315	2,440,964
Richland Cnty SC (International Paper Co.) Series A 4.60%, 9/01/12	6,365	6,457,038
South Carolina Pub Svc Auth Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	410	425,305
AGM Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	1,225	1,270,729
South Carolina State Public Service Authority 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	445	461,612

		27,617,162

Tennessee–0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16–7/01/17	3,370	3,773,308
Principal Amount (000)		U.S. $ Value

Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	$2,115	$2,352,071

		6,125,379

Texas–9.1%
Austin TX Utils Sys AGM 5.00%, 11/15/13	3,035	3,262,413
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,247,880
Camino Real Regl Mob Auth TX 5.00%, 2/15/14–2/15/21	61,195	65,948,390
Series 2008 5.00%, 8/15/21	205	205,338
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,480,947
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,021,842
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,758,950
Series 2009A 5.00%, 11/01/15	6,415	7,277,561
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,129,860
Dallas TX GO 5.00%, 2/15/13	2,190	2,280,885
Dallas TX ISD GO 5.00%, 2/15/22	5,065	6,169,423
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	5,850,740
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,477,274
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	1,920	2,138,438
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,340,527
5.25%, 10/01/23 (Pre-refunded/ETM)	5,255	5,852,861
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,076,398
5.25%, 10/01/24	10,340	11,391,785
Series 2010 A 5.00%, 10/01/23–10/01/25	17,570	20,982,931
Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	2,090	2,373,320

20	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	$3,000	$3,108,060
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,072,040
Lower Colorado River Auth TX 5.00%, 5/15/22–5/15/24	50,085	57,661,682
AGM Series 1999 A 5.875%, 5/15/16	2,330	2,338,365
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,162,150
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	5,691,200
5.25%, 9/01/25–9/01/26	35,810	41,183,001
Plano TX GO 5.00%, 9/01/13	5,045	5,376,507
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,327,496
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,682,913
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,540,752
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,069,805
San Antonio TX Elec & Gas 5.00%, 2/01/20–2/01/21	52,355	62,407,333
5.375%, 2/01/13	5,000	5,213,600
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,082,800
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13	1,150	1,185,156
5.00%, 5/15/23–5/15/26	21,200	25,083,479
Spring TX ISD GO 5.00%, 8/15/20–8/15/21	8,365	10,225,583
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,204,637
Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Pre-refunded/ETM)	645	658,042
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,413,940
Texas GO 5.00%, 10/01/22–10/01/25	47,335	57,286,057
Principal Amount (000)		U.S. $ Value

Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	$2,345	$2,310,341
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,499,800
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(f)	8,270	8,312,839
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14–4/01/16	14,985	17,025,891
Series 2007 5.00%, 4/01/24	8,380	9,602,977
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,472,206

		515,466,415

Virginia–0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,965	2,101,391

Washington–7.4%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,127,513
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,580,667
Series 2011B 5.00%, 7/01/21	5,000	5,766,800
5.25%, 7/01/22	3,455	4,011,600
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,617,389
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	2,625	3,118,474
Series 2012A 5.00%, 7/01/18–7/01/21(g)	92,520	111,839,418
Series A 5.00%, 7/01/12–7/01/14	11,255	12,037,856
5.50%, 7/01/13	3,840	4,086,758
Series C 5.00%, 7/01/14–7/01/16	19,010	21,265,490
Series D 5.00%, 7/01/13	5,060	5,353,834
AMBAC Series A 5.00%, 7/01/18	5,040	5,653,872
NPFGC Series A 5.25%, 7/01/13	6,545	6,945,358

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value

5.50%, 7/01/12	$1,945	$1,970,071
5.75%, 7/01/17–7/01/18	9,455	9,573,017
Grant Cnty WA PUD #2 Series 2011A 5.00%, 1/01/20–1/01/23	13,725	16,317,634
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12–12/01/13	53,690	56,125,088
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,227,228
Port of Seattle WA 5.00%, 6/01/22	1,995	2,309,911
Series 2010C 5.00%, 2/01/17	2,590	2,934,133
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,060	10,679,193
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	23,144,853
Washington St GO Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	5,000	5,058,300
5.00%, 7/01/13 (Pre-refunded/ETM)	55	58,237
Series A 5.00%, 7/01/13	10,330	10,932,549
Series C 5.00%, 7/01/14	27,730	30,547,368
AGM 5.00%, 7/01/15	5,405	6,154,187
AGM Series 2007A 5.00%, 7/01/14	6,260	6,898,958
AGM Series B 5.00%, 7/01/13	5,785	6,121,687
AGM Series D 5.00%, 1/01/14	2,655	2,867,241
AMBAC 5.00%, 1/01/13–1/01/14	26,335	27,657,791
AMBAC Series C 5.00%, 1/01/16	7,770	8,930,139
NPFGC Series 2003R 5.00%, 7/01/13	2,025	2,143,118

		422,055,732

Wisconsin–1.0%
Wisconsin GO NPFGC Series 1 5.25%, 5/01/13	4,545	4,787,794
NPFGC Series A 5.00%, 5/01/13	12,570	13,207,802
NPFGC Series B 5.00%, 5/01/13	4,750	4,990,492
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,793,810
Principal Amount (000)		U.S. $ Value

Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A 5.25%, 7/01/14–7/01/16	$12,610	$14,642,136
AMBAC Series B 5.00%, 7/01/13	4,270	4,517,404
NPFGC-RE 5.00%, 7/01/16	6,885	8,035,208
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,388,320

		58,362,966

Total Long-Term Municipal Bonds (cost $4,881,271,143)		5,163,581,080

Short-Term Municipal Notes–3.3%
Alaska–0.1%
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993B 0.16%, 12/01/33(h)	5,000	5,000,000

California–0.4%
California Hlth Fac Fin Auth (Adventist Health Sys/ West) 0.14%, 9/01/25(h)	3,670	3,670,000
California Statewide CDA (Rady Children’s Hosp) 0.15%, 8/15/47(h)	16,900	16,900,000
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.18%, 12/01/36(h)	2,075	2,075,000

		22,645,000

Connecticut–0.0%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.17%, 7/01/36(h)	1,000	1,000,000

Mississippi–1.4%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.15%, 11/01/35(h)	11,100	11,100,000
0.19%, 11/01/35(h)	19,070	19,070,000
Series 2009 C 0.20%, 12/01/30(h)	18,720	18,720,000
Series 2009 F 0.17%, 12/01/30(h)	2,900	2,900,000
Series 2009g 0.15%, 12/01/30(h)	5,620	5,620,000
Series 2010C 0.16%, 12/01/30(h)	11,500	11,500,000
Series 2010L 0.17%, 11/01/35(h)	9,900	9,900,000

		78,810,000

22	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

New York–0.3%
New York NY Trnsl Fin Auth 0.23%, 11/01/22(h)	$15,870	$15,870,000

Texas–1.1%
Harris Cnty TX Cult Ed Fac Fin Corp. (Texas Medical Center) Series 2010B-1 0.18%, 9/01/31(h)	8,300	8,300,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.16%, 11/01/38(h)	55,000	55,000,000
Series 2003A-2 0.16%, 8/01/22(h)	1,200	1,200,000

		64,500,000

Total Short-Term Municipal Notes (cost $187,825,000)		187,825,000

Total Municipal Obligations (cost $5,069,096,143)		5,351,406,080

CORPORATES-INVESTMENT GRADES–3.5%
Financial Institutions–1.9%
Banking–1.4%
Bank of America Corp. 7.375%, 5/15/14	6,365	6,909,398
Capital One Financial Corp. 2.125%, 7/15/14	12,974	13,047,952
Citigroup, Inc. 2.65%, 3/02/15	8,033	8,031,538
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	5,430	5,708,211
5.25%, 10/15/13	20,300	21,249,269
JPMorgan Chase & Co. 1.875%, 3/20/15	1,860	1,864,749
2.05%, 1/24/14	8,878	9,031,838
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	15,218	15,648,152

		81,491,107

Finance–0.5%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	28,200,440

		109,691,547

Industrial–1.6%
Communications-Telecommunications–0.5%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	4,726	5,111,329
7.375%, 11/15/13	2,453	2,703,613
Verizon Communications, Inc. 1.95%, 3/28/14	20,918	21,428,755
5.25%, 4/15/13	1,676	1,757,085

		31,000,782

Principal Amount (000)		U.S. $ Value

Consumer Cyclical-Automotive–0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	$13,794	$15,022,190

Industrial–0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	23,306	25,363,827

Technology–0.3%
Hewlett-Packard Co. 1.55%, 5/30/14	3,543	3,568,687
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,788,444

		18,357,131

		89,743,930

Utility–0.0%
Electric–0.0%
Exelon Generation Co LLC 5.35%, 1/15/14	1,229	1,317,928

Total Corporates-Investment Grades (cost $198,730,756)		200,753,405

GOVERNMENTS-TREASURIES–1.5%
U.S. Treasury–1.5%
U.S. Treasury Notes 0.375%, 6/30/13 (cost $81,217,930)	81,325	81,433,000

SHORT-TERM INVESTMENTS–1.6%
Time Deposit–1.6%
State Street Time Deposit 0.01%, 4/02/12 (cost $92,774,028)	92,774	92,774,028

Total Investments—100.6% (cost $5,441,818,857)		5,726,366,513

Other assets less liabilities—(0.6)%		(32,104,104)

Net Assets—100.0%		$5,694,262,409

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)	Fair valued.
(f)	Variable rate coupon, rate shown as of March 31, 2012.
(g)	When-Issued or delayed delivery security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest

Schedule of Investments—Diversified Municipal Portfolio	23

payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2012, the Fund held 22.9% of net assets in insured bonds (of this amount 8.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

DOT—Department of Transportation

EDA—Economic Development Agency

EDC—Economic Development Corporation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GAN—Grant Anticipation Note

GO—General Obligation

HFA—Housing Finance Authority

IDA—Industrial Development Authority/Agency

ISD—Independent School District

LID—Local Improvement District

MFHR—Multi-Family Housing Revenue

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PCR—Pollution Control Revenue Bond

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

RTA—Regional Transportation Authority

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

USD—Unified School District

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2012 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.7%
Long-Term Municipal Bonds–96.7%
California–82.7%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,023,370
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	1,795	1,798,267
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	32,350	32,771,520
Bay Area Toll Auth CA 5.00%, 4/01/16–4/01/22	39,845	46,298,425
Series 2006 F 5.00%, 4/01/20	5,250	6,054,143
Series F 5.00%, 4/01/12	2,910	2,910,000
California Dept Wtr Res Cen Vy 5.00%, 12/01/16 (Pre-refunded/ETM)	380	425,957
Series AM 5.00%, 12/01/14(a)	3,000	3,200,910
FGIC 5.25%, 12/01/18 (Pre-refunded/ETM)	65	68,796
NPFGC 5.00%, 12/01/16 (Pre-refunded/ETM)	60	67,256
California Dept Wtr Res Pwr 5.00%, 5/01/17–5/01/18	24,600	29,589,490
Series 2010L 5.00%, 5/01/15	3,340	3,776,137
AGM 5.00%, 5/01/17	21,050	24,999,611
AMBAC 5.50%, 5/01/13 (Pre-refunded/ETM)	2,080	2,109,141
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/13–2/01/14	24,215	25,617,310
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,800	11,443,896
Series A 5.00%, 7/01/18–7/01/20	33,030	39,306,501
5.25%, 7/01/14	2,820	3,110,855
NPFGC 5.00%, 7/01/15	4,390	4,798,753

24	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

NPFGC Series A 5.25%, 7/01/13	$8,420	$8,922,000
California GO NPFGC 5.00%, 8/01/24	50	50,074
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,440	24,973,388
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,070	1,133,537
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	3,635	3,660,736
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,862,676
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,092,682
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21–12/01/23	12,370	14,171,282
Series 2009E 5.00%, 4/01/23	1,950	2,187,803
NPFGC-RE 5.00%, 6/01/15–9/01/16	4,555	5,176,033
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	605	661,864
California State Univ 5.00%, 11/01/24	1,490	1,706,870
Series 2011A 5.25%, 11/01/26	5,500	6,398,755
AMBAC Series B 5.00%, 11/01/14	3,575	3,951,090
NPFGC-RE Series A 5.00%, 11/01/24 (Pre-refunded/ETM)	1,570	1,650,714
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	35,305	37,202,997
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	620	621,575
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12–4/01/13	3,485	3,522,179
Principal Amount (000)		U.S. $ Value

California Statewide CDA (Southern CA Edison Co.) XLCA Series B 4.10%, 4/01/28	$14,055	$14,533,573
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,546,805
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,254,704
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	645	648,373
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24 (Pre-refunded/ETM)	1,230	1,261,586
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	2,001,593
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	16,765	17,796,383
6.25%, 6/01/33 (Pre-refunded/ETM)	18,690	19,714,586
6.75%, 6/01/39 (Pre-refunded/ETM)	12,355	13,275,695
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	10,855,219
AMBAC Series B 5.00%, 6/01/38 (Pre-refunded/ETM)	3,450	3,637,335
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,984,371
Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	1,150	1,382,300
Industry CA GO 5.00%, 7/01/17	3,655	4,186,218
Inland Valley CA Dev Agy 5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	3,031,234
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,451,749
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Pre-refunded/ETM)	705	766,920
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,205,094
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13	1,145	1,194,029

Schedule of Investments—California Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value

Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) 5.00%, 11/01/23(a)	$4,025	$4,607,619
AMBAC 5.25%, 11/01/22	1,715	1,720,128
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19–11/01/21	2,050	2,060,295
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22–5/15/25	16,895	19,506,955
Series B 5.00%, 5/15/21	6,500	7,718,035
Long Beach CA USD GO 5.00%, 8/01/15–8/01/16	7,850	9,054,026
Series 2008A 5.00%, 8/01/18	9,845	11,857,318
Series A 5.00%, 8/01/25	1,000	1,131,380
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23–5/15/25	25,915	29,909,306
Series A 5.00%, 5/15/13	4,000	4,187,280
5.25%, 5/15/23–5/15/24	15,955	18,612,505
5.50%, 5/15/14–5/15/17	14,675	16,915,522
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,286,306
Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16 (Pre-refunded/ETM)	3,240	3,453,840
Los Angeles CA Harbor Dept 5.00%, 8/01/23	2,500	3,000,800
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,448,461
AMBAC Series B 5.00%, 7/01/12	2,330	2,357,121
FGIC Series A-1 5.00%, 7/01/20–7/01/22	13,485	15,073,504
NPFGC Series A 5.25%, 7/01/12	1,865	1,887,828
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,317,470
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,342,620
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/12	15,215	15,468,482
Principal Amount (000)		U.S. $ Value

Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/13	$5,265	$5,556,470
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12–7/01/13	4,715	4,919,537
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21–8/01/22	2,100	1,378,610
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	9,036,932
Series A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,940,939
5.75%, 7/01/21	2,045	2,506,577
NPFGC Series B-3 5.00%, 10/01/18 (Pre-refunded/ETM)	3,410	3,797,615
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,828,613
Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	5,610	5,693,701
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25–7/01/27	3,900	4,438,090
Oakland CA USD GO NPFGC 5.00%, 8/01/12–8/01/13	2,915	3,000,596
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/13	16,480	17,348,002
Orange Cnty CA Santn COP 5.00%, 2/01/18–2/01/19	9,155	11,108,029
Series 2009A 5.00%, 2/01/20	1,890	2,263,332
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,340,670
Port of Oakland CA NPFGC Series 2007C 5.00%, 11/01/18	1,900	2,116,410
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25 (Pre-refunded/ETM)	2,275	2,613,020
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,263,000

26	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Sacramento CA USD GO Series 2011 5.00%, 7/01/24	$4,945	$5,776,996
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,482,674
San Bernardino Cnty CA COP (San Bernardino Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,180	7,350,740
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	14,905	17,671,368
Series 2009 B 5.00%, 5/15/18	20,615	24,681,515
San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	2,170	2,216,351
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,197,540
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	3,152,832
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,387,504
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15–5/01/25	17,690	19,836,286
5.25%, 5/01/18	4,655	5,440,857
Series 2008-34E 5.00%, 5/01/16	1,345	1,519,016
Series 2009C-2 5.00%, 5/01/16	11,520	13,206,298
Series 2011C 5.00%, 5/01/21	3,900	4,419,480
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,251,880
Series 2011A 5.00%, 11/01/25	11,320	13,253,569
NPFGC 5.25%, 10/01/14	5,245	5,475,623
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,160,691
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,089,670
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,582
Principal Amount (000)		U.S. $ Value

South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19–11/01/20	$5,430	$6,482,798
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,711,160
Series 2010-1 5.00%, 7/01/25	8,235	9,304,232
Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	1,185	1,468,085
Univ of California Series 2009 Q 5.25%, 5/15/22	3,510	4,078,655
Series 2010U 5.00%, 5/15/24	4,215	4,937,156
AGM Series J 5.00%, 5/15/16	6,330	7,165,687
NPFGC Series K 5.00%, 5/15/13	6,460	6,795,855
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12 (Pre-refunded/ETM)	16,150	16,400,648
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,091,870

		948,678,922

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	310	308,283

Colorado–0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	1,700	2,042,482
Series D 7.75%, 11/15/13	175	182,163

		2,224,645

Florida–4.4%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	781,164
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	2,000	2,273,600
Chapel Creek FL CDD 5.20%, 5/01/11(b)(c)	1,590	682,174
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,125	14,928,113
Dupree Lakes CDD FL 6.83%, 11/01/15	240	234,756

Schedule of Investments—California Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value

Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	$6,760	$7,135,991
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15–7/01/16	17,040	19,105,792
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	320	256,003
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,550,480
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,246,039
New River CDD FL 1.00%, 5/01/18–5/01/38(c)	1,080	420,038
Series 2010A1 1.00%, 5/01/38(c)	245	167,230
Series 2010B1 1.00%, 5/01/15(c)	235	210,529
Series B 5.00%, 5/01/13(c)	405	4
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	890,991
Sterling Hill CDD FL Series B 5.50%, 12/31/49(b)(c)	155	93,000
Venetian CDD FL Series B 5.95%, 5/01/12	115	114,983

		51,090,887

Guam–0.2%
Guam Wtrworks Auth 5.00%, 7/01/12	1,270	1,276,159
5.50%, 7/01/16	1,500	1,579,335

		2,855,494

Illinois–0.2%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,753,304

Louisiana–0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	3,200	0

Massachusetts–0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	4,830	5,673,704

Nevada–0.4%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,843,137
Principal Amount (000)		U.S. $ Value

Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	$315	$302,331

		4,145,468

North Carolina–0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,672,611
Series C 5.30%, 1/01/15	3,580	3,693,952

		6,366,563

Ohio–1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series 2008A 5.00%, 2/01/13	10,350	10,654,394
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(c)(d)	2,210	1,880,776

		12,535,170

Puerto Rico–5.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	10,190	11,183,831
Series 2007TT 5.00%, 7/01/21	3,850	4,137,518
Series 2007V V 5.50%, 7/01/20	3,065	3,555,124
Series W 5.50%, 7/01/17	5,620	6,416,523
Puerto Rico GO Series 2001A 5.50%, 7/01/19	6,965	7,796,899
Series 2007A 5.50%, 7/01/18	2,650	2,965,191
Series 2012A 5.00%, 7/01/20(a)	1,850	1,982,719
Series A 5.00%, 7/01/30 (Pre-refunded/ETM)	3,230	3,267,274
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,500	5,652,570
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Pre-refunded/ETM)	5	5,064
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,847,046
Series C 5.50%, 7/01/12	1,135	1,147,950

28	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	$4,300	$4,757,262
Series C 5.00%, 8/01/22	2,565	3,011,413

		58,726,384

Texas–1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,329,612
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	11,917,467

		13,247,079

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	666	712,227

Total Municipal Obligations (cost $1,047,277,264)		1,109,318,130

CORPORATES-INVESTMENT GRADES–1.6%
Financial Institutions–0.9%
Banking–0.9%
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,551,795
2.15%, 3/23/15	2,000	2,003,088
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,361,199

		9,916,082

Industrial–0.7%
Consumer Cyclical-Automotive–0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	2,445	2,662,698

Industrial–0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	5,273	5,738,585

		8,401,283

SHORT-TERM INVESTMENTS–1.4%
Time Deposit–1.4%
State Street Time Deposit 0.01%, 4/02/12 (cost $16,511,019)	16,511	16,511,019

Total Investments–99.7% (cost $1,082,079,003)		1,144,146,514

Other assets less liabilities—0.3%		3,264,043

Net Assets—100.0%		$1,147,410,557

(a)	When-Issued or delayed delivery security.
(b)	Security is in default and is non-income producing.
(c)	Illiquid security.
(d)	Fair valued.

As of March 31, 2012, the Fund held 28.7% of net assets in insured bonds (of this amount 5.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

CDD—Community Development District

CFD—Community Facilities District

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

LID—Local Improvement District

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

RADIAN—Radian Asset Assurance Inc.

SD—School District

UHSD—Unified/Union High School District

USD—Unified School District

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—California Municipal Portfolio	29

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2012 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.9%
Long-Term Municipal Bonds–97.9%
New York–75.5%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16–12/15/22	$13,090	$14,768,180
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	205	209,813
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,048,795
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,710,484
AGM 5.00%, 5/01/14	1,120	1,215,155
5.75%, 5/01/24	1,520	1,661,953
AGM Series A 5.00%, 5/01/16	1,210	1,377,815
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,360	7,122,246
NPFGC Series F 5.00%, 5/01/13–5/01/16	34,690	38,349,818
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	12,482,145
Series 2010G 5.00%, 11/15/21	9,305	10,994,695
5.25%, 11/15/22–11/15/26	33,880	39,450,024
Series 2011C 5.00%, 11/15/24	2,890	3,340,782
Series 2011D 5.00%, 11/15/22–11/15/25	11,775	13,754,791
Series B 5.00%, 11/15/16–11/15/17	6,645	7,689,031
AMBAC Series A 5.50%, 11/15/18	5,325	5,478,253
AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	535	536,562
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series 2002A 5.25%, 11/15/12	7,425	7,653,987
NPFGC Series A 5.25%, 11/15/13	2,660	2,868,677
NPFGC-RE Series A 5.25%, 11/15/15–11/15/16	12,965	15,266,540
Principal Amount (000)		U.S. $ Value

Nassau Cnty NY GO 5.00%, 4/01/21–4/01/22	$5,915	$6,817,636
NPFGC-RE Series A 6.00%, 7/01/12–7/01/13	2,000	2,073,480
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15–11/15/16	1,100	1,103,793
AMBAC Series B 5.00%, 11/15/14	3,595	3,838,993
AMBAC Series H 5.25%, 11/15/13	1,745	1,883,064
New York NY GO 5.00%, 8/01/13–10/01/24	26,945	30,412,280
5.25%, 9/01/14–9/01/16	17,910	20,528,460
Series 04G 5.00%, 8/01/12	3,910	3,971,309
Series 1993E 5.00%, 8/01/23	6,855	8,128,179
Series 2002C 5.50%, 8/01/13–8/01/14	14,645	15,260,124
5.50%, 8/01/13 (Pre-refunded/ETM)	150	156,473
5.50%, 8/01/14 (Pre-refunded/ETM)	130	135,610
Series 2003A 5.25%, 8/01/17	4,990	5,286,156
5.25%, 8/01/17 (Pre-refunded/ETM)	715	761,761
Series 2005M 5.00%, 4/01/12	4,530	4,530,000
5.00%, 4/01/12 (Pre-refunded/ETM)	3,610	3,610,000
Series 2011A 5.00%, 8/01/26	14,275	16,456,220
Series C 5.00%, 1/01/16	4,410	5,043,937
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,075,790
Series E 5.00%, 8/01/16	5,500	6,403,485
Series I 5.00%, 8/01/14	2,700	2,975,184
AGM 5.25%, 8/01/14	1,750	1,940,610
NPFGC 5.00%, 8/01/16	2,350	2,582,603
NPFGC-RE 5.00%, 8/01/13	2,750	2,920,390
New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	10,215	11,016,980
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(a)	2,305	2,120,600
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19–6/15/26	49,525	57,351,349
Series FF 5.00%, 6/15/25	24,730	28,709,057
New York NY Tfa Bldg Aid Series 2011 S-1A 5.00%, 7/15/25	4,420	5,119,642

30	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

New York NY Trnsl Fin Auth 5.00%, 11/01/12–2/01/24	$39,300	$43,937,034
5.25%, 8/01/14	1,300	1,441,908
5.25%, 2/01/20 (Pre-refunded/ETM)	6,310	6,571,991
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	2,046,587
Series 2004C 5.25%, 2/01/13 (Pre-refunded/ETM)	4,300	4,476,687
5.25%, 2/01/13	710	739,657
5.25%, 2/01/21 (Pre-refunded/ETM)	3,630	3,952,562
Series 2006A 5.00%, 8/01/13	25	26,556
Series 2011A-1 5.00%, 11/01/23	15,315	18,340,785
NPFGC 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	19,328,749
5.25%, 2/01/20	115	119,725
NPFGC Series 2003E 5.25%, 2/01/21	35	36,346
NPFGC-RE 5.00%, 11/01/13	18,405	19,757,031
5.50%, 11/01/13	7,075	7,284,066
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	26,805,826
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,680	5,426,039
New York St Dormitory Auth 5.375%, 7/01/19 (Pre-refunded/ETM)	1,400	1,417,598
Series B 5.25%, 11/15/23 (Pre-refunded/ETM)	4,960	4,988,520
NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	1,000	1,133,540
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,523
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,233,404
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,072,050
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,539,343
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,025,101
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,545,675
Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15–2/15/16	$26,330	$29,800,499
AGM 5.00%, 2/15/16	3,830	4,379,413
NPFGC 5.00%, 8/15/17	480	480,326
NPFGC Series 1998D 5.25%, 2/15/13	110	110,219
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/13–8/15/15	9,160	9,665,649
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/22	6,050	7,006,868
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 2/15/13–2/15/19	69,600	79,839,821
Series 2008 A 5.00%, 3/15/20	4,750	5,609,465
Series 2009 D 5.00%, 6/15/18–6/15/20	9,230	11,088,846
Series G 5.00%, 3/15/17–3/15/18	15,885	18,855,488
AGM 5.00%, 3/15/13	2,525	2,638,650
AMBAC 5.00%, 3/15/15	1,650	1,856,597
NPFGC-RE 5.50%, 3/15/14	4,750	4,975,055
New York St Dormitory Auth (New York Univ) NPFGC 5.75%, 7/01/12	1,540	1,560,790
NPFGC Series A 6.00%, 7/01/18	1,000	1,239,540
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,692,438
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,005,500
AMBAC Series B 5.25%, 7/01/19	1,325	1,331,705
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,837,984
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.663%, 4/01/34(a)(b)(c)	17,725	13,718,530
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14–6/15/25	27,340	29,614,837

Schedule of Investments—New York Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Series 2009 A 5.25%, 6/15/24	$7,300	$8,850,082
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,171,342
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(d)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18–4/01/20	22,670	26,967,071
AGM 0.03%, 4/01/17(a)(b)(c)	7,675	7,126,828
5.00%, 4/01/13	4,230	4,431,052
New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	410	406,433
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,288,816
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	1,009,023
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14–3/15/16	10,950	12,560,839
Series 2010A 5.00%, 3/15/24–3/15/25	21,960	26,246,754
AGM 5.00%, 3/15/14–3/15/15	8,840	9,817,552
AGM Series 2005A 5.00%, 3/15/18	1,035	1,167,511
AMBAC 5.00%, 3/15/15	10,170	11,443,386
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	25,474,197
Series 2012A 5.00%, 4/01/25	18,980	22,164,844
AGM 5.00%, 4/01/12	1,415	1,415,000
AGM Series 5B 5.00%, 4/01/14	64,440	70,193,203
AMBAC 5.25%, 4/01/14	3,190	3,491,264
NPFGC 5.00%, 4/01/24	1,060	1,160,636
5.25%, 4/01/12–4/01/14	13,930	14,684,024
NPFGC-RE Series B 5.00%, 4/01/13–4/01/16	27,135	29,509,644
New York St Thruway Auth (New York St Thruway Gen Toll Road) AMBAC 5.00%, 1/01/13-1/01/14	12,285	12,995,464
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	4,099,822
Principal Amount (000)		U.S. $ Value

New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	$2,045	$2,365,104
AMBAC 5.00%, 12/15/20	6,265	7,101,440
Newburgh NY CSD GO 4.75%, 6/29/12	4,275	4,275,043
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	4,808,279
Port Authority of NY & NJ NPFGC-RE 5.00%, 12/01/19	15,290	16,767,167
XLCA 5.00%, 10/01/19	3,700	4,126,832
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,149,115
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/16–7/01/17	2,900	3,292,750
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	12,365	13,524,219
Series 2008 5.00%, 6/01/12	8,000	8,060,720
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,665	2,946,504
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/15–11/15/19	40,235	47,236,904
5.25%, 11/15/12–11/15/13	14,455	15,300,493
5.50%, 1/01/17 (Pre-refunded/ETM)	9,370	10,472,380
Series 2011A 5.00%, 1/01/27	7,000	8,181,180
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,186,392
5.25%, 11/15/15	3,145	3,638,859
Troy Res Corp. (Rensselaer Polytechnic Institute.) 5.00%, 9/01/16-9/01/21	7,490	8,394,560
Series 2010B 5.00%, 9/01/17–9/01/18	9,100	10,326,412
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	817,138
Yonkers NY GO Series 2011A 5.00%, 10/01/14–10/01/16	4,555	4,927,078
NPFGC 5.00%, 8/01/12–8/01/14	7,925	8,266,555

		1,379,731,365

Alabama–0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	11,055	13,215,479

Arizona–0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	420	417,673

32	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

California–3.0%
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A 5.25%, 7/01/21	$5,000	$5,949,200
Series A 5.00%, 7/01/18–7/01/20	27,975	33,454,744
California Statewide CDA (California General Fund Obl)
Series 2009 5.00%, 6/15/13	13,250	13,962,320
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	1,280	1,479,117

		54,845,381

Colorado–0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	340	353,916
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(a)	2,765	1,520,750

		1,874,666

District of Columbia–0.4%
Metro Washington Arpt Auth VA 5.00%, 10/01/19–10/01/21	5,795	6,638,268

Florida–5.6%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,204,933
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,680	37,169,578
Series 2010A 5.00%, 6/01/16	7,230	7,954,446
Dupree Lakes CDD FL 6.83%, 11/01/15	335	327,680
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)	2,635	1,950,164
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,378,222
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,134,870
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(d)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,270	1,407,211
Principal Amount (000)		U.S. $ Value

AGM Series A 5.00%, 10/01/16	$3,500	$3,869,565
Live Oak CDD FL Series 2010 7.36%, 11/01/20	515	552,116
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,506,910
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,595	1,902,676
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,165	1,172,141
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	90	92,744
Series 2010A-2 6.125%, 5/01/35(a)(e)	200	159,706
Series 2010B 5.125%, 5/01/17(a)(e)	455	409,932
Series 4B 5.125%, 5/01/09(a)(f)	185	0
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,485	1,327,590
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	3,031,384
Sterling Hill CDD FL Series B 5.50%, 12/31/49(a)(d)	160	96,000
Venetian CDD FL Series B 5.95%, 5/01/12	170	169,975
Verano CDD FL Series B 5.00%, 11/01/13	1,645	1,544,392

		102,648,735

Georgia–0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,829,995

Guam–0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,693,868

Illinois–0.5%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,090	818,001
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)	1,307	737,449
Cortland IL SSA #10 5.125%, 3/01/14(g)	2,545	1,272,500

Schedule of Investments—New York Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value

Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	$1,620	$1,615,966
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,950	3,951,501

		8,395,417

Indiana–0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18–10/15/21	10,745	12,215,589

Louisiana–0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(d)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(a)(d)	1,155	381,150
Whispering Springs CDD LA 5.20%, 10/01/21(a)(d)	1,500	345,000

		1,180,650

Nevada–0.8%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	8,264,690
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	4,233,337
Las Vegas NV SID #607 (Las Vegas NV Sid #607 Providence) 5.35%, 6/01/12	1,345	1,346,385

		13,844,412

New Jersey–0.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,591,878

North Carolina–0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,628,651
5.375%, 1/01/17	2,285	2,353,458
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,686,170

		6,668,279

Ohio–0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(a)(f)	1,230	1,046,767
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,905	5,051,365

		6,098,132

Principal Amount (000)		U.S. $ Value

Pennsylvania–1.0%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	$14,925	$16,552,057
5.25%, 9/01/23	2,075	2,288,186

		18,840,243

Puerto Rico–6.4%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13–7/01/15	12,425	13,357,738
5.50%, 7/01/16–7/01/19	15,645	17,853,486
Series 2010AAA 5.25%, 7/01/21	8,575	9,653,907
Series 2010ZZ 5.25%, 7/01/22	7,900	8,839,942
NPFGC 5.50%, 7/01/16	3,695	4,187,691
Puerto Rico GO 5.00%, 7/01/13	4,980	5,200,464
5.25%, 7/01/14	1,305	1,401,348
Puerto Rico Govt Dev Bank 5.00%, 12/01/12–12/01/14	9,390	9,697,609
Series B 5.00%, 12/01/13	4,410	4,632,749
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,666,940
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 4.082%, 7/01/28(c)	1,090	900,057
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,009,590
5.75%, 7/01/15	4,245	4,702,611
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,677,589
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,056,940

		116,838,661

Tennessee–1.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	19,322,564

Virginia–0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	999	1,068,341

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	11,010	12,540,940

Total Municipal Obligations (cost $1,686,437,207)		1,788,500,536

34	Sanford C. Bernstein Fund, Inc.—2012 Annual Report

Principal Amount (000)		U.S. $ Value

CORPORATES-INVESTMENT GRADES–0.2%
Financial Institutions–0.1%
Banking–0.1%
Capital One Financial Corp. 2.15%, 3/23/15	$1,500	$1,502,316

Industrial–0.1%
Industrial–0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,138	2,326,777

Total Corporates—Investment Grades (cost $3,826,066)		3,829,093

TIME DEPOSIT–0.7%
State Street Time Deposit 0.01%, 4/02/12 (cost $12,950,513)	12,951	12,950,513

Total Investments–98.8% (cost $1,703,213,786)		1,805,280,142

Other assets less liabilities—1.2%		21,756,317

Net Assets—100.0%		$1,827,036,459

(a)	Illiquid security.
(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2012 and the aggregate market value of these securities amounted to $20,845,358 or 1.14% of net assets.
(c)	Variable rate coupon, rate shown as of March 31, 2012.
(d)	Security is in default and is non-income producing.
(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(f)	Fair valued.
(g)	Defaulted.

As of March 31, 2012, the Fund held 24.2% of net assets in insured bonds (of this amount 3.5% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

ACA—ACA Financial Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

CDD—Community Development District

COP—Certificate of Participation

CSD—Central/Community School District

EDA—Economic Development Agency

FGIC—Financial Guaranty Insurance Company

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

SD—School District

SFMR—Single Family Mortgage Revenue

SID—Special Improvement District

SSA—Special Services Area

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Schedule of Investments—New York Municipal Portfolio	35

SCB–MU–1945–0312

SEMI-ANNUAL REPORT

AllianceBernstein Blended Style Funds

Tax-Managed International Portfolio

International Portfolio

March 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

Semi-Annual Report

To Our Shareholders—May 22, 2012

On the following pages, you will find the 2012 Semi-Annual Report for the AllianceBernstein Blended Style Funds Tax-Managed International and AllianceBernstein International Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). The Portfolios are portfolios of the Sanford C. Bernstein Fund, Inc. The Semi-Annual report covers the six-month period ended March 31, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of the Portfolios holdings as of the period end.

By the end of the first quarter of 2012, waning macroeconomic anxieties helped investors to focus on fundamentals resulting in strong equity market returns for the six-month period ended March 31, 2012. Bond markets generated modest positive returns during the same period. The European Central Bank’s lending program, combined with austerity programs initiated by European governments to reduce their deficits and public debt has eased—though not erased—anxiety about the euro crisis. The challenges in Europe are widely perceived to be the most severe overhang on the financial markets. Growing confidence that the U.S. recovery was gaining momentum also contributed to the market upturn, though there were concerns about an economic slowdown in China.*

While near-term risks remain, we continue to see opportunity across the investing markets. Our commitment to our strategies remains firm, and we are using our research to continuously evaluate our holdings and make adjustments when needed.

Should you have any questions about your investments in the Portfolios, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Investment Objective and Policies

The Portfolios’ investment objective is to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, plus Canada.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	1

AllianceBernstein L.P. (the “Adviser”) diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Portfolios will invest in companies in at least three countries (and normally substantially more) other than the United States. The Portfolios also invest in less developed or emerging equity markets. The Adviser also diversifies the Portfolios’ investments between growth and value equity investment styles. The Adviser selects international growth and international value equity securities based on its fundamental growth and value investment disciplines to produce a blended portfolio. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns. The International Portfolio is managed without regard to tax considerations.

Normally, approximately 50% of the value of Portfolios will consist of international value stocks and 50% will consist of international growth stocks. The Adviser will rebalance the Portfolios as necessary to maintain this targeted allocation. Depending on market conditions, however, the actual weightings of securities from each investment discipline in the Portfolios may vary within a range. In extraordinary circumstances, when research determines conditions favoring one investment style are compelling, the range may be 40%–60% before rebalancing occurs.

The Portfolios may invest in companies of any size. The Portfolios will invest primarily in common stocks but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios will generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios will also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios will generally invest a portion of its uncommitted cash balances in futures contracts to expose that portion of the Portfolios to the equity markets.

2	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net; free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. & Canada. Net returns include the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social instability.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock prices in general may decline over short or extended periods. Equity and debt markets around the world have experienced unprecedented volatility, including notably the recent European sovereign debt crisis, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. is changing many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolios had invested only pursuant to the equity style that performed better during that period. Also, as

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

the Portfolios will be periodically rebalanced to maintain the target allocation between styles, there will be transaction costs which may be, over time, significant.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make a Portfolio more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds Tax-Managed International Portfolio
Class A	14.14%	-10.60%

Class B*	13.70%	-11.32%

Class C	13.76%	-11.26%

MSCI EAFE Index (net)	14.56%	-5.77%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Benchmark and Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	5

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-10.60%	-14.42%
5 Years	-8.94%	-9.73%
Since Inception*	0.81%	0.27%

Class B Shares
1 Year	-11.32%	-14.85%
5 Years	-9.63%	-9.63%
Since Inception*(a)	0.08%	0.08%

Class C Shares
1 Year	-11.26%	-12.15%
5 Years	-9.60%	-9.60%
Since Inception*	0.09%	0.09%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	-14.42%
5 Years	-9.73%
Since Inception*	0.27%

Class B Shares
1 Year	-14.85%
5 Years	-9.63%
Since Inception*(a)	0.08%

Class C Shares
1 Year	-12.15%
5 Years	-9.60%
Since Inception*	0.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 2.02%, 2.76% and 2.69% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

TAX-MANAGED INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

RETURNS AFTER TAXES ON DISTRIBUTIONS AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
Returns

Class A Shares
1 Year	-14.41%
5 Years	-10.00%
Since Inception*	-0.24%

Class B Shares
1 Year	-14.71%
5 Years	-9.78%
Since Inception*(a)	-0.34%

Class C Shares
1 Year	-11.98%
5 Years	-9.74%
Since Inception*	-0.33%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
Returns

Class A Shares
1 Year	-8.95%
5 Years	-7.60%
Since Inception*	0.69%

Class B Shares
1 Year	-9.36%
5 Years	-7.50%
Since Inception*(a)	0.56%

Class C Shares
1 Year	-7.62%
5 Years	-7.47%
Since Inception*	0.56%

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	7

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Blended Style Funds International Portfolio
Class A	14.29%	-10.32%

Class B*	13.84%	-11.01%

Class C	13.86%	-10.94%

MSCI EAFE Index (net)	14.56%	-5.77%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Benchmark and Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Historical Performance

INTERNATIONAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2012
	NAV Returns	SEC Returns

Class A Shares
1 Year	-10.32%	-14.10%
5 Years	-8.62%	-9.41%
Since Inception*	1.07%	0.53%

Class B Shares
1 Year	-11.01%	-14.55%
5 Years	-9.31%	-9.31%
Since Inception*(a)	0.33%	0.33%

Class C Shares
1 Year	-10.94%	-11.83%
5 Years	-9.28%	-9.28%
Since Inception*	0.35%	0.35%

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	-14.10%
5 Years	-9.41%
Since Inception*	0.53%

Class B Shares
1 Year	-14.55%
5 Years	-9.31%
Since Inception*(a)	0.33%

Class C Shares
1 Year	-11.83%
5 Years	-9.28%
Since Inception*	0.35%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.69%, 2.46% and 2.40% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 1/30/04.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on pages 3-4.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tax-Managed International Portfolio

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,141.40	$11.78	2.20%
Hypothetical**	$1,000	$1,014.00	$11.08	2.20%
Class B
Actual	$1,000	$1,137.00	$16.62	3.11%
Hypothetical**	$1,000	$1,009.45	$15.62	3.11%
Class C
Actual	$1,000	$1,137.60	$16.30	3.05%
Hypothetical**	$1,000	$1,009.75	$15.32	3.05%

10	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

International Portfolio

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,142.90	$10.18	1.90%
Hypothetical**	$1,000	$1,015.50	$9.57	1.90%
Class B
Actual	$1,000	$1,138.40	$14.43	2.70%
Hypothetical**	$1,000	$1,011.50	$13.58	2.70%
Class C
Actual	$1,000	$1,138.60	$14.11	2.64%
Hypothetical**	$1,000	$1,011.80	$13.28	2.64%
*	Expenses are equal to each class’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	11

Fund Expenses

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,904.0

*	All data are as of March 31, 2012. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

12	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Portfolio Summary

INTERNATIONAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,652.2

*	All data are as of March 31, 2012. The Portfolio’s country and sector breakdowns are expressed as a percentage of long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	13

Portfolio Summary

TAX-MANAGED INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.5%
Financials – 22.8%
Capital Markets – 2.1%
Deutsche Bank AG	422,500	$21,035,891
Macquarie Group Ltd.	777,017	23,507,165
UBS AG(a)	2,739,967	38,399,984

		82,943,040

Commercial Banks – 9.9%
Australia & New Zealand Banking Group Ltd.	150,230	3,624,182
Banco Bilbao Vizcaya Argentaria SA	2,174,703	17,334,778
Banco do Brasil SA	615,300	8,746,903
Banco Santander SA	2,304,184	17,719,277
Barclays PLC	5,199,480	19,594,021
BNP Paribas SA	739,458	35,176,130
HSBC Holdings PLC	7,586,850	67,388,016
Intesa Sanpaolo SpA	10,934,420	19,598,785
Itau Unibanco Holding SA (ADR)	1,209,890	23,217,789
KB Financial Group, Inc. (ADR)	234,960	8,623,032
KBC Groep NV	287,680	7,235,472
Lloyds Banking Group PLC(a)	28,156,080	15,151,668
Mitsubishi UFJ Financial Group, Inc.	6,078,600	30,504,640
National Australia Bank Ltd.	1,177,081	30,048,643
National Bank of Canada	150,630	11,986,068
Royal Bank of Scotland Group PLC(a)	109,852	48,550
Societe Generale SA	565,714	16,599,641
Standard Chartered PLC	939,041	23,449,405
Sumitomo Mitsui Financial Group, Inc.	889,400	29,437,116

		385,484,116

Diversified Financial Services – 1.9%
IG Group Holdings PLC	4,731,360	34,067,291
ING Groep NV(a)	3,000,360	24,987,164
ORIX Corp.	141,010	13,547,637

		72,602,092

Insurance – 6.3%
Admiral Group PLC	2,328,418	44,207,522
Aegon NV(a)	2,757,050	15,325,048
AIA Group Ltd.	16,684,000	61,248,904
Allianz SE	248,820	29,697,046
Aviva PLC	2,737,150	14,528,232
Legal & General Group PLC	9,801,475	20,500,046
Muenchener Rueckversicherungs AG	134,830	20,332,496
Prudential PLC	2,099,690	25,159,360
Suncorp Group Ltd.	1,877,130	16,372,316

		247,370,970

14	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 2.6%
Daito Trust Construction Co., Ltd.	324,300	$29,285,088
Hang Lung Group Ltd.	1,456,200	9,334,908
Hang Lung Properties Ltd.	15,028,000	55,328,707
New World Development Co., Ltd.	6,869,031	8,270,983

		102,219,686

		890,619,904

Consumer Discretionary – 15.2%
Auto Components – 1.5%
Bridgestone Corp.	688,100	16,827,885
Faurecia	215,813	5,823,147
GKN PLC	5,173,230	17,066,144
Magna International, Inc. – Class A	294,830	14,057,963
NGK Spark Plug Co., Ltd.	271,000	3,897,314
Sumitomo Rubber Industries Ltd.	137,500	1,844,713

		59,517,166

Automobiles – 3.0%
Bayerische Motoren Werke AG	171,060	15,387,936
Honda Motor Co., Ltd.	253,700	9,771,049
Mazda Motor Corp.(a)	8,768,000	15,531,221
Nissan Motor Co., Ltd.	2,838,700	30,521,793
Renault SA	318,740	16,812,143
Volkswagen AG (Preference Shares)	159,380	28,029,028

		116,053,170

Distributors – 1.9%
Jardine Cycle & Carriage Ltd.	124,000	4,770,371
Li & Fung Ltd.	29,996,000	68,647,622

		73,417,993

Diversified Consumer Services – 0.3%
Anhanguera Educacional Participacoes SA	648,500	7,815,607
Estacio Participacoes SA	353,800	3,818,160

		11,633,767

Hotels, Restaurants & Leisure – 1.6%
Domino’s Pizza UK & IRL PLC	696,100	4,806,195
Sands China Ltd.	7,974,000	31,084,436
Shangri-La Asia Ltd.	11,605,833	25,402,094

		61,292,725

Household Durables – 1.2%
MRV Engenharia e Participacoes SA	1,377,200	9,770,051
Sharp Corp./Japan	2,669,000	19,658,699
Sony Corp.	586,900	12,276,814
Taylor Wimpey PLC(a)	4,533,578	3,739,064

		45,444,628

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	15

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.6%
Rakuten, Inc.	23,771	$24,916,826

Leisure Equipment & Products – 0.1%
Namco Bandai Holdings, Inc.	392,500	5,693,864

Media – 0.3%
Fairfax Media Ltd.	6,857,360	5,161,792
Informa PLC	911,530	6,442,008

		11,603,800

Multiline Retail – 1.0%
Don Quijote Co., Ltd.	823,700	29,992,998
Golden Eagle Retail Group Ltd.	4,265,000	10,870,366

		40,863,364

Specialty Retail – 3.1%
Belle International Holdings Ltd.	9,993,000	17,932,830
Hennes & Mauritz AB – Class B	287,355	10,387,682
L’Occitane International SA	436,250	1,040,114
Nitori Holdings Co., Ltd.	434,150	39,262,150
Shimamura Co., Ltd.	74,700	8,389,033
Yamada Denki Co., Ltd.	697,260	43,791,789

		120,803,598

Textiles, Apparel & Luxury Goods – 0.6%
Cie Financiere Richemont SA	320,539	20,091,495
Yue Yuen Industrial Holdings Ltd.	692,000	2,433,651

		22,525,146

		593,766,047

Energy – 12.7%
Energy Equipment & Services – 2.6%
AMEC PLC	1,810,580	32,121,159
Saipem SpA	203,220	10,499,442
Seadrill Ltd.	371,475	13,948,875
Technip SA	381,630	45,064,691

		101,634,167

Oil, Gas & Consumable Fuels – 10.1%
Afren PLC(a)	7,342,139	15,697,800
BG Group PLC	2,424,363	56,212,897
BP PLC	9,513,050	70,846,389
China Petroleum & Chemical Corp. – Class H	6,546,000	7,118,728
ENI SpA	1,144,990	26,833,005
Gazprom OAO (Sponsored ADR)	922,840	11,415,531
JX Holdings, Inc.	2,947,700	18,391,310
LUKOIL OAO (London) (Sponsored ADR)	101,910	6,196,128
Nexen, Inc. (Toronto)	871,170	15,974,434

16	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

NovaTek OAO (Sponsored GDR)(b)	33,150	$4,491,825
Petroleo Brasileiro SA (Sponsored ADR)	553,270	14,141,581
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,531,404	53,653,969
Suncor Energy, Inc. (New York)	1,477,760	48,322,752
Total SA	873,300	44,607,746

		393,904,095

		495,538,262

Industrials – 11.1%
Aerospace & Defense – 0.4%
Saab AB	264,970	4,944,826
Safran SA	232,389	8,540,633
Ultra Electronics Holdings PLC	29,062	813,539

		14,298,998

Air Freight & Logistics – 0.4%
Kuehne & Nagel International AG	122,683	16,597,082

Airlines – 0.4%
Cathay Pacific Airways Ltd.	2,244,000	4,152,788
Deutsche Lufthansa (REG)	884,900	12,374,038

		16,526,826

Building Products – 0.9%
Asahi Glass Co., Ltd.	2,325,000	19,931,358
Cie de St-Gobain	337,880	15,075,176

		35,006,534

Commercial Services & Supplies – 1.3%
Aggreko PLC	136,341	4,909,537
Edenred	283,060	8,519,730
Serco Group PLC	4,059,572	35,260,191

		48,689,458

Construction & Engineering – 0.6%
Bouygues SA	814,689	24,843,818

Electrical Equipment – 0.6%
Sumitomo Electric Industries Ltd.	1,686,300	23,349,838

Industrial Conglomerates – 1.2%
Cookson Group PLC	763,930	8,437,710
Jardine Matheson Holdings Ltd.	6,400	320,579
Keppel Corp., Ltd.	4,529,400	39,585,958

		48,344,247

Machinery – 0.2%
IHI Corp.	1,741,000	4,425,473
Weir Group PLC (The)	159,240	4,492,035

		8,917,508

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	17

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Professional Services – 3.7%
Bureau Veritas SA	455,149	$40,075,174
Capita PLC	4,353,800	51,063,212
Experian PLC	33,285	519,202
Hays PLC	3,426,360	4,636,074
Intertek Group PLC	1,205,185	48,421,303

		144,714,965

Road & Rail – 0.7%
DSV A/S	443,628	10,098,824
East Japan Railway Co.	76,900	4,854,615
Localiza Rent a Car SA	600,400	11,051,215

		26,004,654

Trading Companies & Distributors – 0.7%
Mitsubishi Corp.	600,600	14,055,219
Mitsui & Co., Ltd.	682,500	11,264,172

		25,319,391

		432,613,319

Materials – 8.7%
Chemicals – 2.8%
Agrium, Inc. (Toronto)	192,907	16,649,821
Air Water, Inc.	419,000	5,438,885
DIC Corp.	1,186,000	2,413,080
Filtrona PLC	2,174,643	16,535,812
Incitec Pivot Ltd.	337,316	1,105,796
Koninklijke DSM NV	508,864	29,458,424
Mitsubishi Gas Chemical Co., Inc.	1,508,000	10,146,730
Orica Ltd.	747,980	21,750,372
Ube Industries Ltd./Japan	1,811,000	4,950,942

		108,449,862

Construction Materials – 0.2%
Taiheiyo Cement Corp.	3,502,000	7,805,549

Metals & Mining – 5.7%
Agnico-Eagle Mines Ltd.	262,085	8,748,397
Anglo American PLC	399,000	14,955,904
BHP Billiton PLC	595,940	18,263,873
Dowa Holdings Co., Ltd.	778,000	5,219,450
Exxaro Resources Ltd.	193,980	5,022,171
Goldcorp, Inc.	162,440	7,321,973
JFE Holdings, Inc.	512,300	11,138,413
KGHM Polska Miedz SA	142,720	6,580,405
Newcrest Mining Ltd.	1,027,840	31,612,952
OneSteel Ltd.	2,507,338	3,239,021
Rio Tinto PLC	1,277,940	70,832,625
ThyssenKrupp AG	648,700	16,148,981

18	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Vale SA (Sponsored ADR) (Local Preference Shares)	513,760	$11,657,214
Xstrata PLC	856,170	14,667,776

		225,409,155

		341,664,566

Consumer Staples – 8.7%
Beverages – 1.2%
Anheuser-Busch InBev NV	282,010	20,538,438
Asahi Group Holdings Ltd.	1,155,500	25,678,157

		46,216,595

Food & Staples Retailing – 3.6%
Delhaize Group SA	226,868	11,933,301
Jeronimo Martins SGPS SA(a)	1,562,002	31,816,071
Koninklijke Ahold NV	1,481,580	20,528,838
Olam International Ltd.	31,742,273	59,651,409
Sugi Holdings Co., Ltd.	638,600	19,530,709

		143,460,328

Food Products – 0.7%
Nestle SA	270,230	17,001,940
Unilever PLC	296,610	9,785,887

		26,787,827

Household Products – 0.2%
Reckitt Benckiser Group PLC	130,546	7,386,033

Personal Products – 0.2%
Natura Cosmeticos SA	422,200	9,182,032

Tobacco – 2.8%
British American Tobacco PLC	958,833	48,300,818
Imperial Tobacco Group PLC	591,100	23,978,419
Japan Tobacco, Inc.	6,412	36,294,843

		108,574,080

		341,606,895

Health Care – 5.0%
Life Sciences Tools & Services – 0.2%
Eurofins Scientific	70,693	7,717,906

Pharmaceuticals – 4.8%
AstraZeneca PLC	1,316,460	58,514,304
GlaxoSmithKline PLC	1,031,910	23,069,189
Novartis AG	567,200	31,398,852
Novo Nordisk A/S – Class B	23,717	3,293,334
Otsuka Holdings Co., Ltd.	719,200	21,320,365
Roche Holding AG	175,140	30,479,670

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	19

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Shire PLC	576,039	$18,431,165

		186,506,879

		194,224,785

Telecommunication Services – 5.0%
Diversified Telecommunication Services – 3.3%
Chorus Ltd.(a)	707,092	2,124,079
Nippon Telegraph & Telephone Corp.	1,172,200	53,128,939
Telecom Italia SpA (ordinary shares)	21,932,913	26,106,664
Telecom Italia SpA (savings shares)	11,715,800	11,504,029
Telenor ASA	938,190	17,416,748
Telstra Corp., Ltd.	1,092,320	3,720,464
Vivendi SA	823,800	15,127,948

		129,128,871

Wireless Telecommunication Services – 1.7%
NTT DoCoMo, Inc.	16,256	27,035,344
Vodafone Group PLC	13,668,820	37,703,311

		64,738,655

		193,867,526

Information Technology – 4.4%
Computers & Peripherals – 0.5%
Fujitsu Ltd.	3,383,000	17,958,928

Electronic Equipment, Instruments & Components – 0.3%
AU Optronics Corp. (Sponsored ADR)	1,033,690	4,713,626
LG Display Co., Ltd. (ADR)(a)	766,820	9,025,472

		13,739,098

Internet Software & Services – 1.3%
Baidu, Inc./China (Sponsored ADR)(a)	142,350	20,750,360
Telecity Group PLC(a)	2,508,029	29,577,456

		50,327,816

Office Electronics – 0.4%
Konica Minolta Holdings, Inc.	1,635,500	14,431,220

Semiconductors & Semiconductor Equipment – 1.1%
Advanced Semiconductor Engineering, Inc. (ADR)	1,283,450	6,584,098
GCL-Poly Energy Holdings Ltd.	13,541,000	3,765,530
Samsung Electronics Co., Ltd. (GDR)(b)	33,810	11,708,403
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(b)	25,600	14,476,800
Sumco Corp.(a)	643,500	7,922,644

		44,457,475

20	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.8%
Aveva Group PLC	368,729	$9,786,502
Nintendo Co., Ltd.	45,400	6,895,574
Temenos Group AG(a)	828,775	15,350,215

		32,032,291

		172,946,828

Utilities – 1.9%
Electric Utilities – 0.9%
E.ON AG	906,830	21,724,953
EDP – Energias de Portugal SA	4,483,900	13,042,668

		34,767,621

Gas Utilities – 0.5%
Gas Natural SDG SA	1,154,290	18,451,021

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC(a)	326,319	4,932,404

Multi-Utilities – 0.4%
National Grid PLC	1,408,980	14,200,915

		72,351,961

Total Common Stocks (cost $3,627,629,607)		3,729,200,093

WARRANTS – 1.2%
Financials – 1.0%
Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	1,061,060	12,529,421

Thrifts & Mortgage Finance – 0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	1,981,900	26,228,663

		38,758,084

Materials – 0.1%
Chemicals – 0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	21,020	4,275,222

Consumer Staples – 0.1%
Tobacco – 0.1%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	23,875	1,693,771

Total Warrants (cost $47,109,404)		44,727,077

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	21

Tax-Managed International Portfolio—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreements – 1.1%
State Street Bank & Trust Co. 0.01%, dated 3/30/12 due 4/2/12 in the amount of $43,373,566 (collateralized by $42,630,000 Federal Home Loan Bank, Federal Home Loan Mortgage Corp., and US Treasury Note, 0.65% to 2.75%, due 2/28/15 to 3/13/15, value $44,245,477) (cost $43,373,530)	$43,374	$43,373,530

Total Investments – 97.8% (cost $3,718,112,541)		3,817,300,700
Other assets less liabilities – 2.2%		86,758,326

Net Assets – 100.0%		$3,904,059,026

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	301	June 2012	$9,905,990	$9,670,776	$(235,214)
FTSE 100 Index Futures	35	June 2012	3,283,159	3,207,519	(75,640)
Topix Index Futures	28	June 2012	2,790,095	2,899,118	109,023

					$(201,831)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America NA:
Swedish Krona settling 4/16/12	145,830	$21,504,377	$22,030,925	$526,548
Barclays Bank PLC Wholselale:
Swiss Franc settling 4/16/12	59,255	62,492,749	65,651,417	3,158,668
Citibank NA:
Australian Dollar settling 4/16/12	135,179	136,977,692	139,819,127	2,841,435
Euro settling 4/16/12	24,082	31,626,289	32,119,929	493,640
Euro settling 4/16/12	28,369	37,510,371	37,837,815	327,444
Swiss Franc settling 7/13/12	118,917	131,957,722	131,900,926	(56,796)
Deutsche Bank AG London:
Swedish Krona settling 4/16/12	847,874	121,620,024	128,090,575	6,470,551

22	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Australian Dollar settling 7/13/12	37,773	$39,757,216	$38,698,174	$(1,059,042)
HSBC BankUSA:
Norwegian Krone settling 4/16/12	630,634	104,379,360	110,684,122	6,304,762
Royal Bank of Canada:
Canadian Dollar settling 4/16/12	11,393	11,367,968	11,418,975	51,007
Canadian Dollar settling 4/16/12	16,604	16,708,629	16,641,854	(66,775)
Norwegian Krone settling 7/13/12	277,136	49,168,624	48,476,218	(692,406)
Royal Bank of Scotland PLC:
Great British Pound settling 4/16/12	47,934	75,717,984	76,664,039	946,055
Japanese Yen settling 4/16/12	5,719,142	75,167,799	69,104,188	(6,063,611)
Norwegian Krone settling 4/16/12	611,602	106,808,216	107,343,769	535,553
Swedish Krona settling 4/16/12	306,369	45,966,842	46,283,978	317,136
Standard Chartered Bank:
Australian Dollar settling 4/16/12	95,778	102,129,662	99,065,656	(3,064,006)
UBS AG:
Australian Dollar settling 4/16/12	75,154	77,340,756	77,733,721	392,965
Euro settling 4/16/12	39,018	51,977,126	52,041,167	64,041
Norwegian Krone settling 7/13/12	93,452	16,344,334	16,346,485	2,151
Swiss Franc settling 4/16/12	77,348	84,844,057	85,697,508	853,451
Swiss Franc settling 7/13/12	25,632	28,151,596	28,430,624	279,028
Westpac Banking Corp.:
New Zealand Dollar settling 4/16/12	62,969	52,335,425	51,513,962	(821,463)
New Zealand Dollar settling 7/13/12	56,764	46,292,404	46,156,298	(136,106)

Sale Contracts
Bank of America NA:
Canadian Dollar settling 4/16/12	28,510	28,083,136	28,574,998	(491,862)
Norwegian Krone settling 4/16/12	154,184	26,335,981	27,061,213	(725,232)
BNP Paribas SA:
Norwegian Krone settling 4/16/12	89,931	15,517,398	15,784,011	(266,613)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 4/16/12	14,750	14,831,574	14,783,628	47,946
Japanese Yen settling 4/16/12	3,105,470	40,458,354	37,523,283	2,935,071
Japanese Yen settling 4/16/12	1,169,485	15,140,140	14,130,845	1,009,295
Norwegian Krone settling 4/16/12	256,166	42,428,919	44,960,323	(2,531,404)

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	23

Tax-Managed International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Great British Pound settling 4/16/12	141,165	$217,798,538	$225,774,587	$(7,976,049)
Japanese Yen settling 4/16/12	2,613,672	33,650,985	31,580,905	2,070,080
Swiss Franc settling 4/16/12	59,255	64,885,433	65,651,417	(765,984)
Swiss Franc settling 4/16/12	77,348	84,697,637	85,697,508	(999,871)
Royal Bank of Scotland PLC:
Australian Dollar settling 4/16/12	14,975	15,483,401	15,489,029	(5,628)
Euro settling 4/16/12	24,082	30,606,536	32,119,929	(1,513,393)
Euro settling 4/16/12	158,972	210,157,805	212,032,612	(1,874,807)
Japanese Yen settling 7/13/12	25,765,223	316,895,923	311,586,203	5,309,720
Japanese Yen settling 7/13/12	8,681,959	105,537,769	104,993,411	544,358
Standard Chartered Bank:
Australian Dollar settling 4/16/12	74,489	79,278,643	77,045,895	2,232,748
UBS AG:
Canadian Dollar settling 4/16/12	95,980	93,823,468	96,198,821	(2,375,353)
New Zealand Dollar settling 4/16/12	20,934	17,150,787	17,125,781	25,006
Westpac Banking Corp.:
Australian Dollar settling 4/16/12	39,404	40,790,627	40,756,574	34,053

				$6,286,311

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $69,435,112 or 1.8% of net assets.

Glossary:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt
REG	– Registered Shares

See notes to financial statements.

24	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Tax-Managed International Portfolio—Portfolio of Investments

INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2012

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.5%
Financials – 23.0%
Capital Markets – 2.2%
Deutsche Bank AG	193,300	$9,624,231
Macquarie Group Ltd.	337,690	10,216,166
UBS AG(a)	1,157,803	16,226,333

		36,066,730

Commercial Banks – 10.2%
Australia & New Zealand Banking Group Ltd.	61,690	1,488,223
Banco Bilbao Vizcaya Argentaria SA	918,111	7,318,356
Banco do Brasil SA	260,600	3,704,604
Banco Santander SA	972,775	7,480,683
Barclays PLC	2,294,799	8,647,853
BNP Paribas SA	307,709	14,637,764
HSBC Holdings PLC	3,203,970	28,458,343
Intesa Sanpaolo SpA	5,011,530	8,982,635
Itau Unibanco Holding SA (ADR)	511,700	9,819,523
KB Financial Group, Inc. (ADR)	99,160	3,639,172
KBC Groep NV	144,030	3,622,515
Lloyds Banking Group PLC(a)	12,263,790	6,599,529
Mitsubishi UFJ Financial Group, Inc.	2,612,200	13,108,976
National Australia Bank Ltd.	504,221	12,871,805
National Bank of Canada	65,310	5,196,907
Societe Generale SA	281,369	8,256,158
Standard Chartered PLC	398,113	9,941,539
Sumitomo Mitsui Financial Group, Inc.	387,900	12,838,607
Turkiye Vakiflar Bankasi Tao – Class D	952,050	1,807,305

		168,420,497

Diversified Financial Services – 1.7%
IG Group Holdings PLC	1,996,517	14,375,554
ING Groep NV(a)	1,035,300	8,622,036
ORIX Corp.	59,070	5,675,193

		28,672,783

Insurance – 6.2%
Admiral Group PLC	984,040	18,683,059
Aegon NV(a)	1,172,370	6,516,612
AIA Group Ltd.	7,056,400	25,904,865
Allianz SE	111,740	13,336,339
Aviva PLC	1,179,420	6,260,120
Legal & General Group PLC	4,197,880	8,779,978
Muenchener Rueckversicherungs AG	58,340	8,797,729
Prudential PLC	889,630	10,659,917
Suncorp Group Ltd.	427,890	3,732,054

		102,670,673

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	25

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Real Estate Management & Development – 2.7%
Daito Trust Construction Co., Ltd.	136,900	$12,362,407
Hang Lung Group Ltd.	724,800	4,646,300
Hang Lung Properties Ltd.	6,361,000	23,419,344
New World Development Co., Ltd.	2,890,500	3,480,444

		43,908,495

		379,739,178

Consumer Discretionary – 15.3%
Auto Components – 1.6%
Bridgestone Corp.	289,600	7,082,336
Faurecia	72,884	1,966,583
GKN PLC	2,206,720	7,279,824
Magna International, Inc. – Class A	129,290	6,164,753
NGK Spark Plug Co., Ltd.	112,000	1,610,698
Sumitomo Rubber Industries Ltd.	181,900	2,440,388

		26,544,582

Automobiles – 3.0%
Bayerische Motoren Werke AG	73,220	6,586,605
Honda Motor Co., Ltd.	107,300	4,132,572
Mazda Motor Corp.(a)	3,701,000	6,555,776
Nissan Motor Co., Ltd.	1,286,300	13,830,339
Renault SA	134,550	7,096,925
Volkswagen AG (Preference Shares)	68,640	12,071,229

		50,273,446

Distributors – 1.8%
Jardine Cycle & Carriage Ltd.	52,000	2,000,478
Li & Fung Ltd.	12,304,000	28,158,433

		30,158,911

Diversified Consumer Services – 0.3%
Anhanguera Educacional Participacoes SA	269,000	3,241,940
Estacio Participacoes SA	149,900	1,617,700

		4,859,640

Hotels, Restaurants & Leisure – 1.6%
Domino’s Pizza UK & IRL PLC	293,850	2,028,876
Sands China Ltd.	3,658,800	14,262,821
Shangri-La Asia Ltd.	4,939,666	10,811,620

		27,103,317

Household Durables – 1.2%
MRV Engenharia e Participacoes SA	585,600	4,154,329
Sharp Corp./Japan	1,122,000	8,264,166
Sony Corp.	251,600	5,262,986
Taylor Wimpey PLC(a)	1,916,609	1,580,722

		19,262,203

26	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Internet & Catalog Retail – 0.7%
Rakuten, Inc.	10,328	$10,825,837

Leisure Equipment & Products – 0.2%
Namco Bandai Holdings, Inc.	171,800	2,492,244

Media – 0.3%
Fairfax Media Ltd.	3,019,940	2,273,222
Informa PLC	386,710	2,732,975

		5,006,197

Multiline Retail – 1.0%
Don Quijote Co., Ltd.	347,800	12,664,277
Golden Eagle Retail Group Ltd.	1,794,000	4,572,435

		17,236,712

Specialty Retail – 3.1%
Belle International Holdings Ltd.	4,250,000	7,626,792
Hennes & Mauritz AB – Class B	121,463	4,390,802
L’Occitane International SA	178,750	426,178
Nitori Holdings Co., Ltd.	183,300	16,576,649
Shimamura Co., Ltd.	28,900	3,245,556
Yamada Denki Co., Ltd.	294,480	18,494,975

		50,760,952

Textiles, Apparel & Luxury Goods – 0.5%
Cie Financiere Richemont SA	135,006	8,462,223

		252,986,264

Energy – 12.8%
Energy Equipment & Services – 2.7%
AMEC PLC	767,507	13,616,197
Saipem SpA	87,050	4,497,473
Seadrill Ltd.	168,780	6,337,684
Technip SA	169,050	19,962,230

		44,413,584

Oil, Gas & Consumable Fuels – 10.1%
Afren PLC(a)	3,100,061	6,628,060
BG Group PLC	1,027,820	23,831,719
BP PLC	4,144,950	30,868,622
China Petroleum & Chemical Corp. – Class H	2,684,000	2,918,831
ENI SpA	455,010	10,663,225
Gazprom OAO (Sponsored ADR)	392,870	4,859,802
JX Holdings, Inc.	1,145,000	7,143,892
LUKOIL OAO (London) (Sponsored ADR)	42,220	2,566,976
Nexen, Inc. (Toronto)	377,908	6,929,608
NovaTek OAO (Sponsored GDR)(b)	13,990	1,895,645
Petroleo Brasileiro SA (Sponsored ADR)	237,450	6,069,222
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	674,867	23,644,507

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	27

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Suncor Energy, Inc. (New York)	623,590	$20,391,393
Total SA	368,680	18,831,998

		167,243,500

		211,657,084

Industrials – 11.3%
Aerospace & Defense – 0.4%
Saab AB	112,870	2,106,361
Safran SA	98,246	3,610,683
Ultra Electronics Holdings PLC	12,294	344,149

		6,061,193

Air Freight & Logistics – 0.5%
Kuehne & Nagel International AG	56,965	7,706,469

Airlines – 0.5%
Cathay Pacific Airways Ltd.	1,054,000	1,950,552
Deutsche Lufthansa (REG)	399,850	5,591,320

		7,541,872

Building Products – 0.9%
Asahi Glass Co., Ltd.	987,000	8,461,183
Cie de St-Gobain	142,450	6,355,685

		14,816,868

Commercial Services & Supplies – 1.3%
Aggreko PLC	57,662	2,076,365
Edenred	136,803	4,117,589
Serco Group PLC	1,716,489	14,908,894

		21,102,848

Construction & Engineering – 0.7%
Bouygues SA	375,047	11,437,002

Electrical Equipment – 0.5%
Sumitomo Electric Industries Ltd.	662,700	9,176,266

Industrial Conglomerates – 1.2%
Cookson Group PLC	304,420	3,362,360
Jardine Matheson Holdings Ltd.	2,800	140,253
Keppel Corp., Ltd.	1,912,600	16,715,703

		20,218,316

Machinery – 0.2%
IHI Corp.	865,000	2,198,756
Weir Group PLC (The)	67,220	1,896,223

		4,094,979

Professional Services – 3.9%
Bureau Veritas SA	209,440	18,440,872
Capita PLC	1,847,250	21,665,331
Experian PLC	14,054	219,224

28	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Hays PLC	1,448,660	$1,960,125
Intertek Group PLC	540,222	21,704,762

		63,990,314

Road & Rail – 0.6%
DSV A/S	184,858	4,208,139
East Japan Railway Co.	19,700	1,243,640
Localiza Rent a Car SA	254,200	4,678,912

		10,130,691

Trading Companies & Distributors – 0.6%
Mitsubishi Corp.	251,100	5,876,233
Mitsui & Co., Ltd.	295,700	4,880,316

		10,756,549

		187,033,367

Consumer Staples – 9.0%
Beverages – 1.2%
Anheuser-Busch InBev NV	119,236	8,683,810
Asahi Group Holdings Ltd.	500,500	11,122,387

		19,806,197

Food & Staples Retailing – 3.7%
Delhaize Group SA	84,840	4,462,600
Jeronimo Martins SGPS SA(a)	662,586	13,496,067
Koninklijke Ahold NV	640,910	8,880,477
Olam International Ltd.	14,169,746	26,628,380
Sugi Holdings Co., Ltd.	276,100	8,444,142

		61,911,666

Food Products – 0.7%
Nestle SA	115,010	7,236,033
Unilever PLC	125,340	4,135,272

		11,371,305

Household Products – 0.2%
Reckitt Benckiser Group PLC	55,175	3,121,692

Personal Products – 0.4%
Natura Cosmeticos SA	269,800	5,867,627

Tobacco – 2.8%
British American Tobacco PLC	405,535	20,428,659
Imperial Tobacco Group PLC	259,320	10,519,512
Japan Tobacco, Inc.	2,707	15,322,854

		46,271,025

		148,349,512

Materials – 8.4%
Chemicals – 2.6%
Agrium, Inc. (Toronto)	82,000	7,077,428
Air Water, Inc.	182,000	2,362,475

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	29

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

DIC Corp.	591,000	$1,202,471
Filtrona PLC	639,017	4,859,034
Koninklijke DSM NV	219,194	12,689,265
Mitsubishi Gas Chemical Co., Inc.	476,000	3,202,814
Orica Ltd.	318,137	9,251,047
Ube Industries Ltd./Japan	533,000	1,457,124

		42,101,658

Construction Materials – 0.1%
Taiheiyo Cement Corp.	921,000	2,052,801

Metals & Mining – 5.7%
Agnico-Eagle Mines Ltd.	111,043	3,706,615
Anglo American PLC	172,410	6,462,525
BHP Billiton PLC	252,650	7,743,007
Exxaro Resources Ltd.	85,430	2,211,796
Goldcorp, Inc.	55,030	2,480,474
JFE Holdings, Inc.	201,300	4,376,659
KGHM Polska Miedz SA	58,060	2,676,978
Newcrest Mining Ltd.	447,150	13,752,852
OneSteel Ltd.	1,183,200	1,528,477
Rio Tinto PLC	553,330	30,669,528
ThyssenKrupp AG	282,690	7,037,391
Vale SA (Sponsored ADR) (Local Preference Shares)	219,400	4,978,186
Xstrata PLC	364,150	6,238,563

		93,863,051

		138,017,510

Health Care – 5.0%
Life Sciences Tools & Services – 0.2%
Eurofins Scientific	29,900	3,264,332

Pharmaceuticals – 4.8%
AstraZeneca PLC	486,790	21,636,949
GlaxoSmithKline PLC	467,290	10,446,649
Novartis AG	266,140	14,732,882
Novo Nordisk A/S – Class B	10,030	1,392,762
Otsuka Holdings Co., Ltd.	310,300	9,198,705
Roche Holding AG	77,200	13,435,141
Shire PLC	243,670	7,796,559

		78,639,647

		81,903,979

Telecommunication Services – 4.5%
Diversified Telecommunication Services – 2.8%
Chorus Ltd.(a)	3,549	10,661
Nippon Telegraph & Telephone Corp.	502,700	22,784,438
Telecom Italia SpA (ordinary shares)	10,259,988	12,212,425
Telenor ASA	279,590	5,190,365

30	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Telstra Corp., Ltd.	369,430	$1,258,286
Vivendi SA	255,150	4,685,477

		46,141,652

Wireless Telecommunication Services – 1.7%
NTT DoCoMo, Inc.	7,048	11,721,524
Vodafone Group PLC	6,191,675	17,078,771

		28,800,295

		74,941,947

Information Technology – 4.3%
Computers & Peripherals – 0.5%
Fujitsu Ltd.	1,429,000	7,585,961

Electronic Equipment, Instruments & Components – 0.3%
AU Optronics Corp. (Sponsored ADR)	455,230	2,075,849
LG Display Co., Ltd. (ADR)(a)	325,200	3,827,604

		5,903,453

Internet Software & Services – 1.3%
Baidu, Inc./China (Sponsored ADR)(a)	60,050	8,753,489
Telecity Group PLC(a)	1,064,688	12,555,980

		21,309,469

Office Electronics – 0.4%
Konica Minolta Holdings, Inc.	785,000	6,926,633

Semiconductors & Semiconductor Equipment – 1.0%
Advanced Semiconductor Engineering, Inc. (ADR)	533,820	2,738,497
GCL-Poly Energy Holdings Ltd.	5,963,000	1,658,212
Samsung Electronics Co., Ltd. (GDR)(b)	11,630	4,027,469
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(b)	12,270	6,938,685
Sumco Corp.(a)	172,300	2,121,323

		17,484,186

Software – 0.8%
Aveva Group PLC	120,187	3,189,905
Nintendo Co., Ltd.	19,200	2,916,190
Temenos Group AG(a)	349,930	6,481,253

		12,587,348

		71,797,050

Utilities – 1.9%
Electric Utilities – 0.9%
E.ON AG	404,590	9,692,774
EDP – Energias de Portugal SA	1,908,610	5,551,722

		15,244,496

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	31

International Portfolio—Portfolio of Investments

Company	Shares	U.S. $ Value

Gas Utilities – 0.5%
Gas Natural SDG SA	482,590	7,714,074

Independent Power Producers & Energy Traders – 0.1%
APR Energy PLC(a)	138,016	$2,086,151

Multi-Utilities – 0.4%
National Grid PLC	614,530	6,193,763

		31,238,484

Total Common Stocks (cost $1,553,739,362)		1,577,664,375

WARRANTS – 1.1%
Financials – 1.0%
Consumer Finance – 0.3%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(b)	453,130	5,350,740

Thrifts & Mortgage Finance – 0.7%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(b)	825,640	10,926,602

		16,277,342

Materials – 0.1%
Chemicals – 0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	9,260	1,883,376

Consumer Staples – 0.0%
Tobacco – 0.0%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	10,037	712,058

Total Warrants (cost $19,884,509)		18,872,776

32	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.1%
Repurchase Agreements – 1.1%
State Street Bank & Trust Co. 0.01%, dated 3/30/2012 due 4/2/2012 in the amount of $17,551,427 (collateralized by $16,935,000 U.S. Treasury Note, 2.375% due 2/28/2015, value $17,906,866) (cost $17,551,412)	$17,551	17,551,412

Total Investments – 97.7% (cost $1,591,175,283)		1,614,088,563
Other assets less liabilities – 2.3%		38,145,301

Net Assets – 100.0%		$1,652,233,864

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
EURO STOXX 50 Index Futures	224	June 2012	$7,371,899	$7,196,857	$(175,042)
FTSE 100 Index Futures	26	June 2012	2,438,918	2,382,729	(56,189)
Topix Index Futures	25	June 2012	2,491,156	2,588,498	97,342

					$(133,889)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Barclays Bank PLC Wholesale:
Australian Dollar settling 6/15/12	55,840	$58,345,820	$57,376,571	$(969,249)
Citibank N.A.:
Euro settling 6/15/12	6,569	8,689,440	8,764,389	74,949
Swiss Franc settling 6/15/12	49,185	54,557,555	54,534,579	(22,976)
Goldman Sachs International:
Australian Dollar settling 6/15/12	17,228	18,189,667	17,702,070	(487,597)
Royal Bank of Canada:
Canadian Dollar settling 6/15/12	8,161	8,202,150	8,169,411	(32,739)
Norwegian Krone settling 6/15/12	106,032	18,832,255	18,567,112	(265,143)
Royal Bank of Scotland PLC:
Norwegian Krone settling 6/15/12	322,195	56,125,960	56,419,106	293,146
Swedish Krona settling 6/15/12	107,159	16,041,526	16,151,249	109,723

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	33

International Portfolio—Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Standard Chartered Bank:
Australian Dollar settling 6/15/12	$40,133	$42,519,569	$41,237,355	$(1,282,214)
UBS AG:
Euro settling 6/15/12	20,408	27,195,333	27,228,444	33,111
Norwegian Krone settling 6/15/12	42,133	7,362,910	7,377,850	14,940
Swedish Krona settling 6/15/12	444,825	65,286,979	67,045,040	1,758,061
Swiss Franc settling 6/15/12	35,451	38,918,908	39,306,808	387,900
Swiss Franc settling 6/15/12	9,474	10,400,771	10,504,434	103,663
Westpac Banking Corporation:
New Zealand Dollar settling 6/15/12	22,022	17,995,145	17,941,299	(53,846)
New Zealand Dollar settling 6/15/12	26,193	21,684,268	21,339,408	(344,860)

Sale Contracts
Citibank N.A.:
Japanese Yen settling 6/15/12	1,521,783	18,892,801	18,397,694	495,107
Deutsche Bank AG London:
Canadian Dollar settling 6/15/12	55,455	55,213,716	55,512,158	(298,442)
Goldman Sachs International:
Swiss Franc settling 6/15/12	35,451	38,855,308	39,306,808	(451,500)
Royal Bank of Scotland PLC:
Euro settling 6/15/12	65,258	86,293,916	87,067,515	(773,599)
Great British Pound settling 6/15/12	41,778	65,614,438	66,791,364	(1,176,926)
Japanese Yen settling 6/15/12	9,652,090	118,673,724	116,689,567	1,984,157
Japanese Yen settling 6/15/12	3,814,384	46,354,073	46,114,242	239,831
UBS AG:
New Zealand Dollar settling 6/15/12	5,448	4,444,902	4,438,479	6,423
Westpac Banking Corporation:
Australian Dollar settling 6/15/12	22,018	22,642,871	22,623,878	18,993

				$(639,087)

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $29,139,141 or 1.8% of net assets.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REG – Registered Shares

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

International Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Assets
Investments in securities, at value	$3,817,300,700	$1,614,088,563
Foreign currencies, at value(a)	45,697,096	22,269,998
Cash in bank(b)	982,722	739,397
Receivables:
Dividends and interest	16,365,282	6,986,655
Investment securities sold and foreign currency transactions	36,784,901	15,524,537
Foreign withholding tax reclaims	14,866,389	5,501,272
Capital shares sold	11,044,339	5,809,966
Margin due from broker on futures contracts	106,499	77,901
Unrealized appreciation of forward currency exchange contracts	37,772,712	5,520,004

Total assets	3,980,920,640	1,676,518,293

Liabilities
Payables:
Investment securities purchased and foreign currency transactions	32,412,727	15,004,083
Capital shares redeemed	8,981,130	1,382,955
Management fee	2,811,107	1,225,451
Shareholder servicing fee	857,402	359,971
Transfer Agent fee	25,713	24,766
Distribution fee	1,324	5,693
Accrued expenses	285,810	122,419
Unrealized depreciation of forward currency exchange contracts	31,486,401	6,159,091

Total liabilities	76,861,614	24,284,429

Net Assets	$3,904,059,026	$1,652,233,864

Cost of investments	$3,718,112,541	$1,591,175,283

Net Assets Consist of:
Capital stock, at par	$279,425	$118,929
Additional paid-in capital	6,034,399,532	2,763,179,942
Undistributed net investment income	16,242,430	3,109,678
Accumulated net realized loss on investment and foreign currency transactions	(2,254,548,487)	(1,137,169,740)
Net unrealized appreciation/depreciation of:
Investments and futures transactions	98,986,328	22,779,391
Foreign currency denominated assets and liabilities	8,699,798	215,664

	$3,904,059,026	$1,652,233,864

(a)	Cost $45,700,491 and $22,245,088 respectively. (Note 1).
(b)	Amounts of $982,722 and $739,397 have been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2012.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	35

Statement of Assets and Liabilities

	Tax-Managed International Portfolio	International Portfolio
Calculation of Maximum Offering Price
Tax-Managed International Class Shares
Net Assets	$3,901,417,623
Shares of capital stock outstanding	279,233,051

Net asset value, offering and redemption price per share	$13.97

International Class Shares
Net Assets		$1,641,073,709
Shares of capital stock outstanding		118,119,699

Net asset value, offering and redemption price per share		$13.89

Class A Shares
Net Assets	$1,624,197	$6,879,369
Shares of capital stock outstanding	117,696	498,892

Net asset value and redemption price per share	$13.80	$13.79
Sales charge—4.25% of public offering price	0.61	0.61

Maximum offering price	$14.41	$14.40

Class B Shares
Net Assets	$152,591	$694,912
Shares of capital stock outstanding	11,139	50,546

Net asset value and offering price per share	$13.70	$13.75

Class C Shares
Net Assets	$864,615	$3,585,874
Shares of capital stock outstanding	62,924	260,211

Net asset value and offering price per share	$13.74	$13.78

See notes to financial statements.

36	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For The Six Months Ended March 31, 2012 (unaudited)

	Tax-Managed International Portfolio	International Portfolio
Investment Income
Income:
Interest	$96,180	$38,101
Dividends (net of foreign withholding taxes of $1,870,761 and $820,275, respectively)	40,388,293	17,550,811

Total income	40,484,473	17,588,912

Expenses:
Management fee (see Note 2A)	16,290,382	7,327,057
Shareholder servicing fee (see Note 2B)	4,676,587	2,029,195
Custodian fee	251,790	177,324
Transfer Agent fee—Non-Retail Class	98,296	69,200
Transfer Agent fee—Class A	5,621	13,155
Transfer Agent fee—Class B	494	1,803
Transfer Agent fee—Class C	2,523	7,682
Distribution fees—Class A	3,092	10,964
Distribution fees—Class B	750	3,879
Distribution fees—Class C	4,162	19,276
Registration fees	83,946	47,311
Directors’ fees and expenses	67,004	29,575
Auditing and tax fees	42,811	22,978
Legal fees	19,096	23,627
Printing fees	17,516	32,860
Miscellaneous	81,647	43,829

Total expenses	21,645,717	9,859,715
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(775,179)	(340,990)

Net expenses	20,870,538	9,518,725

Net investment income	19,613,935	8,070,187

Realized and Unrealized Gain (loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(172,668,415)	(54,345,722)
Futures transactions	6,215,242	6,421,041
Foreign currency transactions	(19,528,401)	(704,354)

Net realized loss on investment and foreign currency transactions	(185,981,574)	(48,629,035)

Net change in unrealized appreciation/depreciation of:
Investments	641,916,589	266,736,236
Futures transactions	(1,804,806)	(808,445)
Foreign currency denominated assets and liabilities	27,276,108	6,375,275

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	667,387,891	272,303,066

Net realized and unrealized gain on investment and foreign currency transactions	481,406,317	223,674,031

Net Increase in Net Assets Resulting from Operations	$501,020,252	$231,744,218

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	37

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Tax-Managed International Portfolio
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$19,613,935	$72,790,985
Net realized gain (loss) on investment and foreign currency transactions	(185,981,574)	118,265,199
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	667,387,891	(890,280,024)

Net increase (decrease) in net assets resulting from operations	501,020,252	(699,223,840)

Dividends to Shareholders:
Dividends from net investment income
Tax-Managed International Class Shares	(81,403,350)	(82,805,988)
Class A	(34,092)	(35,099)
Class B	(801)	(888)
Class C	(3,232)	(7,081)

Total dividends and distributions to shareholders	(81,441,475)	(82,849,056)

Capital-Share Transactions:
Net proceeds from sales of shares	554,154,898	704,153,347
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,246,123	7,454,435

Total proceeds from shares sold	560,401,021	711,607,782
Cost of shares redeemed	(666,851,220)	(1,189,748,184)

Net decrease in net assets from capital-share transactions	(106,450,199)	(478,140,402)

Net increase (decrease) in net assets	313,128,578	(1,260,213,298)
Net Assets:
Beginning of period	3,590,930,448	4,851,143,746

End of period(a)	$3,904,059,026	$3,590,930,448

(a) Includes undistributed net investment income of:	$16,242,430	$78,069,970

See notes to financial statements.

38	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Statement of Changes in Net Assets

	International Portfolio
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,070,187	$30,356,747
Net realized gain (loss) on investment and foreign currency transactions	(48,629,035)	76,642,408
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	272,303,066	(396,221,409)

Net increase (decrease) in net assets resulting from operations	231,744,218	(289,222,254)

Dividends to Shareholders:
Dividends from net investment income
International Class Shares	(30,576,496)	(35,969,878)
Class A	(120,546)	(137,099)
Class B	(3,896)	(7,363)
Class C	(19,733)	(38,914)

Total dividends and distributions to shareholders	(30,720,671)	(36,153,254)

Capital-share Transactions:
Net proceeds from sales of shares	356,133,150	347,893,829
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,171,149	5,328,205

Total proceeds from shares sold	359,304,299	353,222,034
Cost of shares redeemed	(415,959,932)	(614,722,644)

Net decrease in net assets from capital-share transactions	(56,655,633)	(261,500,610)

Net increase (decrease) in net assets	144,367,914	(586,876,118)
Net Assets:
Beginning of period	1,507,865,950	2,094,742,068

End of period(a)	$1,652,233,864	$1,507,865,950

(a) Includes undistributed net investment income of:	$3,109,678	$25,760,162

See notes to financial statements.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	39

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The shares of AllianceBernstein Tax-Managed International Portfolio and International Portfolio are offered through the Tax-Managed International Portfolio and International Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Tax-Managed International and International Portfolios commenced offering of Class A, B and C shares on January 30, 2004 in addition to the existing Tax-Managed International and International Class shares, respectively. Collectively, the Class A, B and C shares are referred to as the “AllianceBernstein International Retail Class shares”. These financial statements include only the AllianceBernstein International Retail Class shares. The financial highlights of the Tax-Managed International and International Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement

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Notes to Financial Statements

price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	41

Notes to Financial Statements

Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2012:

Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$73,563,525		$817,056,379		$	– 0	–	$890,619,904
Consumer Discretionary	35,461,781		558,304,266			– 0	–	593,766,047
Energy	68,789,011		426,749,251			– 0	–	495,538,262
Industrials	11,051,215		421,562,104			– 0	–	432,613,319
Materials	32,720,191		308,944,375			– 0	–	341,664,566
Consumer Staples	9,182,032		332,424,863			– 0	–	341,606,895
Health Care	– 0	–	194,224,785			– 0	–	194,224,785
Telecommunication Services	2,124,079		191,743,447			– 0	–	193,867,526
Information Technology	52,781,959		120,164,869			– 0	–	172,946,828
Utilities	4,932,404		67,419,557			– 0	–	72,351,961
Warrants	– 0	–	– 0	–		44,727,077		44,727,077
Short-Term Investments	– 0	–	43,373,530			– 0	–	43,373,530

Total Investments in Securities	290,606,197		3,481,967,426	+		44,727,077		3,817,300,700
Other Financial Instruments*:
Assets:
Futures Contracts	109,023		– 0	–		– 0	–	109,023	#
Forward Currency Exchange Contracts	– 0	–	37,772,712			– 0	–	37,772,712
Liabilities:
Futures Contracts	(310,854)		– 0	–		– 0	–	(310,854	)#
Forward Currency Exchange Contracts	– 0	–	(31,486,401)			– 0	–	(31,486,401)

Total	$290,404,366		$3,488,253,737			$44,727,077		$3,823,385,180

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Notes to Financial Statements

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$31,223,742		$348,515,436		$	– 0	–	$379,739,178
Consumer Discretionary	15,178,722		237,807,542			– 0	–	252,986,264
Energy	29,216,646		182,440,438			– 0	–	211,657,084
Industrials	4,678,912		182,354,455			– 0	–	187,033,367
Consumer Staples	5,867,627		142,481,885			– 0	–	148,349,512
Materials	13,264,517		124,752,993			– 0	–	138,017,510
Health Care	– 0	–	81,903,979			– 0	–	81,903,979
Telecommunication Services	10,661		74,931,286			– 0	–	74,941,947
Information Technology	21,422,908		50,374,142			– 0	–	71,797,050
Utilities	2,086,151		29,152,333			– 0	–	31,238,484
Warrants	– 0	–	– 0	–		18,872,776		18,872,776
Short-Term Investments	– 0	–	17,551,412			– 0	–	17,551,412

Total Investments in Securities	122,949,886		1,472,265,901	+		18,872,776		1,614,088,563
Other Financial Instruments*:
Assets:
Futures Contracts	97,342		– 0	–		– 0	–	97,342	#
Forward Currency Exchange Contracts	– 0	–	5,520,004			– 0	–	5,520,004
Liabilities:
Futures Contracts	(231,231)		– 0	–		– 0	–	(231,231	)#
Forward Currency Exchange Contracts	– 0	–	(6,159,091)			– 0	–	(6,159,091)

Total	$122,815,997		$1,471,626,814			$18,872,776		$1,613,315,587

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	43

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

Tax-Managed International Portfolio	Warrants			Total
Balance as of 9/30/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(2,382,327)			(2,382,327)
Purchases		47,109,404			47,109,404
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 3/31/12		$44,727,077			$44,727,077

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*		$(2,382,327)			$(2,382,327)

International Portfolio	Warrants			Total
Balance as of 9/30/11	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		– 0	–
Realized gain (loss)		– 0	–		– 0	–
Change in unrealized appreciation/depreciation		(1,011,732)			(1,011,732)
Purchases		19,884,508			19,884,508
Sales		– 0	–		– 0	–
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 3/31/12		$18,872,776			$18,872,776

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*		$(1,011,732)			$(1,011,732)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between

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Notes to Financial Statements

the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2012, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	45

Notes to Financial Statements

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Dividends from net investment income and distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are

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Notes to Financial Statements

elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Tax-Managed International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, ..75% of the next $2 billion, .65% of the next $2 billion and .60% in excess of $10 billion of the average daily net assets of the Portfolio. The International Portfolio pays the Adviser an investment management fee at an annual rate of up to .925% of the first $1 billion, .85% of the next $3 billion, .80% of the next $2 billion, .75% of the next $2 billion and .65% in excess of $8 billion of the average daily net assets of the Portfolio.

The Adviser has agreed to voluntarily waive the annual investment management fees of the Tax-Managed International and International Portfolios by an amount equal to 0.05% per annum of the respective net assets of the Portfolios, effective November 1, 2011 through October 31, 2012. For the period ending March 31, 2012, such waivers amounted to $775,179 and $340,990, respectively.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: Tax-Managed International Portfolio, $8,981 and International Portfolio, $8,707 for the six months ended March 31, 2012.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Tax-Managed International and International Class shares of the Portfolios. Under the agreement, the fee paid by the Tax-Managed International and International Class shares to the Adviser for services under this agreement is at an annual rate of .25 of 1%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	47

Notes to Financial Statements

C. Distribution Arrangements—Tax-Managed International and International Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Tax-Managed International and International Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Tax-Managed International and International Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AllianceBernstein International Retail Classes

The AllianceBernstein International Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
Tax-Managed International	$226,862	$1,233,674
International	198,943	1,409,424

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to

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Notes to Financial Statements

zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares for the six months ended March 31, 2012, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class B			Class C
Tax-Managed International	$87	$	– 0	–	$	– 0	–	$	– 0	–
International	92		11			1,070			– 0	–

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2012 were as follows:

Portfolio	Total Commissions	Sanford C. Bernstein & Co., LLC			Sanford C. Bernstein & Co., Ltd.
Tax-Managed International	$3,319,500	$	– 0	–	$	– 0	–
International	1,484,444		– 0	–		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Tax-Managed International	$1,479,940,671	$	– 0	–	$1,694,133,553	$	– 0	–
International	717,334,580		– 0	–	798,364,049		– 0	–

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	49

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
Tax-Managed International	$349,703,485	$(250,515,326)	$99,188,159
International	129,202,953	(106,289,673)	22,913,280

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, each Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Notes to Financial Statements

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2012, the Tax-Managed International Portfolio and International Portfolio held futures contracts for hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolios may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	51

Notes to Financial Statements

Under certain circumstances, the Non-U.S. Stock Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2012, the Tax-Managed International Portfolio and International Portfolio held foreign-currency exchange contracts for hedging and non-hedging purposes.

Documentation governing the Portfolios’ OTC derivatives transactions may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2012, the International Portfolio and Tax-Managed International Portfolio had OTC derivatives in net liability positions with net asset contingent features in the amount of $3,877,413 and $14,026,547, respectively. If a trigger event had occurred at March 31, 2012, for those derivatives in a net liability position, amounts of $3,877,413 and $14,026,547 would be required to be posted by the International Portfolio and Tax-Managed International Portfolio, respectively, since the aggregate fair value of the required collateral posted was less than the settlement amounts of open derivative contracts.

At March 31, 2012, the Portfolios had entered into the following derivatives:

Tax-Managed International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$37,772,712	Unrealized depreciation of forward currency exchange contracts	$31,486,401

Equity contracts			Margin due from/owed to broker on futures contracts	201,831	*

Total		$37,772,712		$31,688,232

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

52	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(19,442,938)	$27,221,384

Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	6,215,242	(1,804,806)

Total		$(13,227,696)	$25,416,578

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $3,154,292,972 and the average monthly original value of futures contracts was $23,368,344.

International Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$5,520,004	Unrealized depreciation of forward currency exchange contracts	$6,159,091

Equity contracts			Margin due from/owed to broker on futures contracts	133,889	*

Total		$5,520,004		$6,292,980

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	53

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(79,471)	$6,225,481

Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	6,421,041	(808,445)

Total		$6,341,570	$5,417,036

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $1,114,408,701 and the average monthly original value of futures contracts was $27,520,301.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

54	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

Tax-Managed International	2011	2010
Distributions paid from:
Ordinary income	$82,849,056	$97,127,671

Total distributions paid	$82,849,056	$97,127,671

International
Distributions paid from:
Ordinary income	$36,153,254	$44,379,989

Total distributions paid	$36,153,254	$44,379,989

As of September 30, 2011, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)
Tax-Managed International	$80,790,955	$(2,075,014,652)	$(555,975,011)	$(2,550,198,708)
International	28,304,587	(1,060,693,758)	(279,699,385)	(1,312,088,556)

(a)

On September 30, 2011, Tax-Managed International Portfolio had a net capital loss carryforward of $2,058,676,859, of which $344,280,794 expires in the year 2017 and $1,714,396,065 expires in the year 2018. The International Portfolio had a net capital loss carryforward of $1,048,309,964 of which $137,445,488 expires in the year 2017 and $910,864,476 expires in the year 2018. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2011, the Tax-Managed International and International Portfolios deferred to October 1, 2011 post-October capital losses of $16,337,793 and $12,383,794, respectively. During the year ended September 30, 2011, capital loss carryforwards utilized by the Tax-Managed International and International Portfolios were $27,325,332 and $16,290,624, respectively.

(b)

The differences between book-basis and tax-basis unrealized appreciation/ (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the mark to market of futures and forward contracts, and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	55

Notes to Financial Statements

retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Country Concentration Risk—The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks identified above such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—This is the risk that, by combining the growth and value styles, returns may be lower over any given time period than if the Portfolio had owned only the equity style that performed better during that period.

56	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	57

Notes to Financial Statements

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1.2 billion to the Tax-Managed International Portfolio of which 600 million is allocated to the Tax-Managed International Class Shares and 200 million to each of the three retail classes of shares. The Fund has allocated 1.4 billion to the International Portfolio of which 600 million is allocated to the International Class Shares, 200 million to each of the three retail classes of shares and 200 million to the retirement class of shares (which is not currently being offered). Share transactions for each Portfolio for the six months ended March 31, 2012 and the year ended September 30, 2011, were as follows:

	Tax-Managed International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Tax-Managed International Class Shares
Shares sold	41,782,038	45,602,742	$554,091,784	$703,950,786

Shares issued to shareholders on reinvestment of dividends	515,833	482,051	6,220,938	7,423,588

Shares redeemed	(51,036,512)	(77,122,303)	(665,912,506)	(1,187,959,389)

Net decrease	(8,738,641)	(31,037,510)	(105,599,784)	(476,585,015)

Beginning of period	287,971,692	319,009,202	6,020,843,977	6,497,428,992

End of period	279,233,051	287,971,692	$5,915,244,193	$6,020,843,977

Class A Shares
Shares sold	4,481	8,751	$57,950	$135,048

Shares issued to shareholders on reinvestment of dividends	1,847	1,572	22,092	24,064

Shares converted from Class B	375	504	5,164	7,513

Shares redeemed	(67,716)	(53,290)	(917,099)	(823,358)

Net decrease	(61,013)	(42,463)	(831,893)	(656,733)

Beginning of period	178,709	221,172	7,645,586	8,302,319

End of period	117,696	178,709	$6,813,693	$7,645,586

58	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

Tax-Managed International Portfolio
Shares	Amount
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Class B Shares
Shares issued to shareholders on reinvestment of dividends	67	58	$801	$883

Shares converted to Class A	(378)	(511)	(5,164)	(7,513)

Shares redeemed	(1)	(3,535)	(1)	(52,715)

Net decrease	(312)	(3,988)	(4,364)	(59,345)

Beginning of period	11,451	15,439	423,841	483,186

End of period	11,139	11,451	$419,477	$423,841

Class C Shares
Shares sold	– 0	–	3,887	$	– 0	–	$60,000

Shares issued to shareholders on reinvestment of dividends	192	388	2,292	5,900

Shares redeemed	(1,229)	(59,238)	(16,450)	(905,209)

Net decrease	(1,037)	(54,963)	(14,158)	(839,309)

Beginning of period	63,961	118,924	2,949,822	3,789,131

End of period	62,924	63,961	$2,935,664	$2,949,822

International Portfolio
Shares	Amount
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

International Class Shares
Shares sold	27,998,284	22,737,909	$355,658,353	$346,369,290

Shares issued to shareholders on reinvestment of dividends	254,749	337,952	3,051,895	5,167,275

Shares redeemed	(31,121,181)	(39,613,491)	(413,109,423)	(606,143,191)

Net decrease	(2,868,148)	(16,537,630)	(54,399,175)	(254,606,626)

Beginning of period	120,987,847	137,525,477	2,776,070,201	3,030,676,827

End of period	118,119,699	120,987,847	$2,721,671,026	$2,776,070,201

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	59

Notes to Financial Statements

	International Portfolio
	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Class A Shares
Shares sold	19,889	61,691	$261,470	$925,378

Shares issued to shareholders on reinvestment of dividends	8,569	7,816	102,228	119,197

Shares converted from Class B	6,046	9,078	78,146	140,209

Shares redeemed	(122,133)	(256,466)	(1,628,702)	(3,955,696)

Net decrease	(87,629)	(177,881)	(1,186,858)	(2,770,912)

Beginning of period	586,521	764,402	26,528,949	29,299,861

End of period	498,892	586,521	$25,342,091	$26,528,949

Class B Shares
Shares sold	1,801	3,396	$23,270	$49,463

Shares issued to shareholders on reinvestment of dividends	248	431	2,950	6,544

Shares converted to Class A	(6,061)	(9,159)	(78,146)	(140,209)

Shares redeemed	(12,395)	(33,783)	(158,087)	(514,817)

Net decrease	(16,407)	(39,115)	(210,013)	(599,019)

Beginning of period	66,953	106,068	2,454,917	3,053,936

End of period	50,546	66,953	$2,244,904	$2,454,917

Class C Shares
Shares sold	8,593	26,668	$111,911	$409,489

Shares issued to shareholders on reinvestment of dividends	1,178	2,315	14,076	35,189

Shares redeemed	(74,833)	(259,706)	(985,574)	(3,968,731)

Net decrease	(65,062)	(230,723)	(859,587)	(3,524,053)

Beginning of period	325,273	555,996	14,901,680	18,425,733

End of period	260,211	325,273	$14,042,093	$14,901,680

60	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Notes to Financial Statements

NOTE 7.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	61

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.29	$ 15.02	$ 14.97	$ 16.37	$ 29.45	$ 27.03

Income From Investment Operations
Net investment income (loss)(a)	(.02	)(b)	.10	.12	.17	.42	(c)	.47	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.73	(2.67)	.10	(1.14)	(10.10)	5.55
Contributions from Adviser	– 0	–	– 0	–	.00	(d)	.00	(d)	– 0	–	.00	(d)

Total from investment operations	1.71	(2.57)	0.22	(.97)	(9.68)	6.02

Less: Dividends and Distributions
Dividends from taxable net investment income	(.20)	(.16)	(.17)	(.43)	(.40)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)

Total dividends and distributions	(.20)	(.16)	(.17)	(.43)	(3.40)	(3.60)

Net asset value, end of period	$ 13.80	$ 12.29	$ 15.02	$ 14.97	$ 16.37	$ 29.45

Total Return(e)	14.14%	(17.30)%	1.47%	(5.15)%	(36.89)%	24.11%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$1,624	$2,195	$3,321	$3,876	$9,101	$7,325
Average net assets (000 omitted)	$2,050	$3,133	$3,530	$4,871	$6,673	$4,865
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%*	2.02%	1.78	%(f)	1.70%	1.38%	1.28%
Expenses, before waivers/reimbursements	2.24	%*	2.02%	1.78	%(f)	1.70%	1.43%	1.44%
Net investment income	(.27	)%(b)*	.64%	.85	%(f)	1.37%	1.90	%(c)	1.69	%(c)
Portfolio turnover rate	41%	61%	85%	84%	70%	52%

See footnote summary on page 68.

62	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class B
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.12	$ 14.82	$ 14.81	$ 16.03	$ 28.92	$ 26.73

Income From Investment Operations
Net investment income (loss)(a)	(.06	)(b)	(.02)	.02	.07	.29	(c)	.23	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	(2.62)	.08	(1.09)	(9.95)	5.51
Contributions from Adviser	– 0	–	– 0	–	.00	(d)	.00	(d)	– 0	–	.00	(d)

Total from investment operations	1.65	(2.64)	.10	(1.02)	(9.66)	5.74

Less: Dividends and Distributions
Dividends from taxable net investment income	(.07)	(.06)	(.09)	(.20)	(.23)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)

Total dividends and distributions	(.07)	(.06)	(.09)	(.20)	(3.23)	(3.55)

Net asset value, end of period	$ 13.70	$ 12.12	$ 14.82	$ 14.81	$ 16.03	$ 28.92

Total Return(e)	13.70%	(17.90)%	.67%	(5.96)%	(37.34)%	23.23%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$153	$139	$229	$368	$380	$647
Average net assets (000 omitted)	$149	$201	$326	$302	$587	$613
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.11	%*	2.76%	2.52	%(f)	2.53%	2.03%	2.00%
Expenses, before waivers/reimbursements	3.15	%*	2.76%	2.52	%(f)	2.53%	2.09%	2.16%
Net investment income (loss)	(.95	)%(b)*	(.16)%	.16	%(f)	.61%	1.27	%(c)	.84	%(c)
Portfolio turnover rate	41%	61%	85%	84%	70%	52%

See footnote summary on page 68.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	63

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class C
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.13	$ 14.83	$ 14.82	$ 16.02	$ 28.90	$ 26.71

Income From Investment Operations
Net investment income (loss)(a)	(.06	) (b)	(.03)	.03	.07	.30	(c)	.26	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.72	(2.61)	.07	(1.07)	(9.95)	5.48
Contributions from Adviser	– 0	–	– 0	–	.00	(d)	.00	(d)	– 0	–	.00	(d)

Total from investment operations	1.66	(2.64)	.10	(1.00)	(9.65)	5.74

Less: Dividends and Distributions
Dividends from taxable net investment income	(.05)	(.06)	(.09)	(.20)	(.23)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.00)	(3.17)

Total dividends and distributions	(.05)	(.06)	(.09)	(.20)	(3.23)	(3.55)

Net asset value, end of period	$ 13.74	$ 12.13	$ 14.83	$ 14.82	$ 16.02	$ 28.90

Total Return(e)	13.76%	(17.89)%	.67%	(5.84)%	(37.33)%	23.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$865	$776	$1,764	$1,736	$2,612	$4,773
Average net assets (000 omitted)	$828	$1,233	$1,711	$1,631	$4,080	$3,687
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	3.05	%*	2.69%	2.49	%(f)	2.46%	2.03%	1.99%
Expenses, before waivers/reimbursements	3.09	%*	2.69%	2.49	%(f)	2.46%	2.09%	2.15%
Net investment income (loss)	(.89	)%(b)*	(.18)%	.19	%(f)	.61%	1.31	%(c)	.95	%(c)
Portfolio turnover rate	41%	61%	85%	84%	70%	52%

See footnote summary on page 68.

64	• ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.28	$ 14.99	$ 14.89	$ 16.37	$ 29.17	$ 26.99

Income From Investment Operations
Investment income, net(a)	.01	(b)	.14	.16	.19	.46	.40
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	(2.66)	.15	(1.28)	(9.85)	5.60
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Total from investment operations	1.72	(2.52)	0.31	(1.09)	(9.39)	6.00

Less: Dividends and Distributions
Dividends from taxable net investment income	(.21)	(.19)	(.21)	(.39)	(.37)	(.47)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)

Total dividends and distributions	(.21)	(.19)	(.21)	(.39)	(3.41)	(3.82)

Net asset value, end of period	$ 13.79	$ 12.28	$ 14.99	$ 14.89	$ 16.37	$ 29.17

Total Return(e)	14.29%	(17.04)%	2.10%	(5.94)%	(36.24)%	24.25%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$6,879	$7,202	$11,455	$19,875	$32,517	$49,745
Average net assets (000 omitted)	$7,269	$9,982	$15,764	$20,274	$44,005	$40,926
Ratio to average net assets of:
Expenses	1.90	%*	1.69%	1.53	%(f)	1.60%	1.42%	1.42%
Expenses, before waivers/reimbursements	1.95	%*	1.69%	1.53	%(f)	1.60%	1.42%	1.42%
Net investment income	.21	%(b)*	.92%	1.13	%(f)	1.61%	2.00%	1.47%
Portfolio turnover rate	45%	62%	84%	91%	53%	59%

See footnote summary on page 68.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	65

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class B
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.14	$ 14.82	$ 14.74	$ 16.12	$ 28.77	$ 26.74

Income From Investment Operations
Net investment income (loss)(a)	(.04	)(b)	.03	.05	.10	.26	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	(2.63)	.14	(1.25)	(9.67)	5.52
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Total from investment operations	1.67	(2.60)	.19	(1.15)	(9.41)	5.73

Less: Dividends and Distributions
Dividends from taxable net investment income	(.06)	(.08)	(.11)	(.23)	(.20)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)

Total dividends and distributions	(.06)	(.08)	(.11)	(.23)	(3.24)	(3.70)

Net asset value, end of period	$ 13.75	$ 12.14	$ 14.82	$ 14.74	$ 16.12	$ 28.77

Total Return(e)	13.84%	(17.67)%	1.28%	(6.72)%	(36.65)%	23.32%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$695	$813	$1,572	$1,982	$2,733	$5,831
Average net assets (000 omitted)	$772	$1,309	$1,722	$1,820	$4,667	$5,562
Ratio to average net assets of:
Expenses	2.70	%*	2.46%	2.30	%(f)	2.37%	2.11%	2.12%
Expenses, before waivers/reimbursements	2.74	%*	2.46%	2.30	%(f)	2.37%	2.11%	2.12%
Net investment income (loss)	(.61	)%(b)*	.18%	.34	%(f)	.84%	1.12%	.76%
Portfolio turnover rate	45%	62%	84%	91%	53%	59%

See footnote summary on page 68.

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Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 12.17	$ 14.84	$ 14.76	$ 16.13	$ 28.79	$ 26.75

Income From Investment Operations
Net investment income (loss)(a)	(.03	)(b)	.02	.06	.11	.28	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.71	(2.61)	.13	(1.25)	(9.70)	5.50
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Total from investment operations	1.68	(2.59)	.19	(1.14)	(9.42)	5.74

Less: Dividends and Distributions
Dividends from taxable net investment income	(.07)	(.08)	(.11)	(.23)	(.20)	(.35)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	– 0	–	(3.04)	(3.35)

Total dividends and distributions	(.07)	(.08)	(.11)	(.23)	(3.24)	(3.70)

Net asset value, end of period	$ 13.78	$ 12.17	$ 14.84	$ 14.76	$ 16.13	$ 28.79

Total Return(e)	13.86%	(17.58)%	1.28%	(6.65)%	(36.66)%	23.35%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,586	$3,957	$8,254	$10,451	$16,000	$29,367
Average net assets (000 omitted)	$3,834	$6,362	$9,147	$10,192	$25,112	$22,751
Ratio to average net assets of:
Expenses	2.64	%*	2.40%	2.24	%(f)	2.32%	2.12%	2.12%
Expenses, before waivers/reimbursements	2.69	%*	2.40%	2.24	%(f)	2.32%	2.12%	2.12%
Net investment income (loss)	(.52	)%(b)*	.16%	.39	%(f)	.89%	1.19%	.90%
Portfolio turnover rate	45%	62%	84%	91%	53%	59%

See footnote summary on page 68.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	67

Financial Highlights

*	Annualized

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser.

(c)	Net of fees waived by the Transfer Agent.

(d)	Amount is less than $0.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2) , Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein International and AllianceBernstein Tax-Managed International Portfolios, Classes A, B and C shares only.

ALLIANCEBERNSTEIN BLENDED STYLE FUNDS •	69

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 20, 2011. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 19, 2011, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2011 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2011. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 22, 2011, the Independent Directors held an in-person

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meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. Also on September 22, 2011, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. At the same meeting, they also received an update on the Adviser’s equity investment services and the performance of the equity Portfolios from the Adviser’s Chief Investment Officer of Equities. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer. Following the meeting on September 22, 2011, the Independent Directors, through their counsel, requested certain modifications to the Adviser’s proposal regarding the investment advisory fees of the Portfolios, including waivers of a portion of the advisory fees through 2012 with respect to the International, Tax-Managed International and Emerging Markets Portfolios. The Independent Directors received a written response to this request from the Adviser, which included a modified proposal, and held a telephonic meeting with representatives of the Adviser on October 11, 2011, to discuss this proposal. On October 19, 2011, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. On October 20, 2011, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2011 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all

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Board’s Consideration of Investment Management Arrangement

factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities

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throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2011 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, 1-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2011. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2009 and 2010, which had been reviewed by an

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Board’s Consideration of Investment Management Arrangement

independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2011 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the

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Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios, effective November 1, 2011 through October 31, 2012, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

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Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

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THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

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AllianceBernstein Family of Funds

NOTES

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NOTES

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NOTES

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ALLIANCEBERNSTEIN BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IPTIP-0152-0312

SEMI-ANNUAL REPORT

AllianceBernstein

Short Duration Portfolio

March 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 22, 2012

Semi-Annual Report

On the following pages, you will find the 2012 Semi-Annual Report for the AllianceBernstein Short Duration Portfolio (the “Portfolio”). The Portfolio is a portfolio of the Sanford C. Bernstein Fund, Inc. The Semi-Annual Report covers the six-month period ended March 31, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolio and a listing of the Portfolio’s holdings as of the period end.

By the end of the first quarter of 2012, waning macroeconomic anxieties helped investors to focus on fundamentals resulting in strong equity market returns for the six-month period ended March 31, 2012. Bond markets generated modest positive returns during the same period. The European Central Bank’s lending program, combined with austerity programs initiated by European governments to reduce their deficits and public debt has eased—though not erased—anxiety about the euro crisis. The challenges in Europe are widely perceived to be the most severe overhang on the financial markets. Growing confidence that the U.S. recovery was gaining momentum also contributed to the market upturn, though there were concerns about an economic slowdown in China.*

While near-term risks remain, we continue to see opportunity across the investing markets. Our commitment to our strategies remains firm, and we are using our research to continuously evaluate our holdings and make adjustments when needed.

Should you have any questions about your investments in the Portfolio, please contact AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolio.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolio.

Investment Objective and Policies

The Portfolio invests at least 80% of its total assets in securities rated A or better by national ratings agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated commercial paper and notes. The Portfolio may purchase many types of securities, including corporate bonds, notes, U.S. Government and agency securities, asset-backed

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	1

securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock, as well as others. The Portfolio also may invest up to 20% of its total assets in foreign fixed income securities in developed or emerging market countries. The Portfolio may invest up to 20% of its fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average time to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

In managing the Portfolio, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Portfolio may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors, including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may also invest in derivatives, such as options, futures, forwards and swaps. The Portfolio also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies, and securities. The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e. cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

2	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged Bank of America Merrill Lynch® (“BofA ML”) 1-3 Year U.S. Treasury Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BofA ML 1-3 Year U.S. Treasury Index represents the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with a remaining term to final maturity of 1-3 years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Portfolio’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Below Investment Grade Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility, due to such factors as specific corporate developments, interest rate sensitivity, negative perception of the junk bond market generally and less secondary market liquidity.

Riskier than a Money-Market Fund: This Portfolio is invested in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio’s assets is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater if the Portfolio invests a significant portion of its assets in fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce its returns.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	3

Historical Performance

Prepayment Risk: The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

Leverage Risk: To the extent the Portfolio uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio’s investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2012	NAV Returns
	6 Months	12 Months
AllianceBernstein Short Duration Portfolio
Class A	0.22%	0.68%

Class B*	-0.24%	-0.11%

Class C	-0.24%	-0.01%

BofA ML 1-3 Year U.S. Treasury Index	0.11%	1.44%

* Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

See Benchmark and Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2012
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			0.06%
1 Year	0.68%	-3.61%
5 Years	1.53%	0.65%
Since Inception**	1.77%	1.27%

Class B Shares			-1.72%
1 Year	-0.11%	-3.10%
5 Years	0.81%	0.81%
Since Inception**(a)	1.28%	1.28%

Class C Shares			-1.49%
1 Year	-0.01%	-1.01%
5 Years	0.83%	0.83%
Since Inception**	1.06%	1.06%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns
Class A Shares
1 Year	-3.61%
5 Years	0.65%
Since Inception**	1.27%

Class B Shares
1 Year	-3.10%
5 Years	0.81%
Since Inception**(a)	1.28%

Class C Shares
1 Year	-1.01%
5 Years	0.83%
Since Inception**	1.06%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.92%, 1.66% and 1.63% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2012.

**	Inception date: 5/21/03.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on pages 3-4.

6	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,002.20	$4.71	0.94%
Hypothetical**	$1,000	$1,020.30	$4.75	0.94%
Class B
Actual	$1,000	$997.60	$8.69	1.74%
Hypothetical**	$1,000	$1,016.30	$8.77	1.74%
Class C
Actual	$1,000	$997.60	$8.39	1.68%
Hypothetical**	$1,000	$1,016.60	$8.47	1.68%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	7

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $585.3

*	All data are as of March 31, 2012. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also invests in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classe. See “Portfolio of Investments” section of the report for additional details.

8	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2012 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 33.9%
Canada – 4.4%
Canadian Government Bond 1.00%, 2/01/14	CAD	25,855	$25,833,486

United States – 29.5%
U.S. Treasury Notes 0.375%, 7/31/13	U.S.$	46,650	46,710,132
0.625%, 4/30/13		24,155	24,255,968
1.00%, 9/30/16-10/31/16		16,657	16,706,356
1.375%, 1/15/13		45,108	45,520,433
3.125%, 8/31/13		7,640	7,944,706
3.375%, 7/31/13		30,160	31,398,219

			172,535,814

Total Governments – Treasuries (cost $198,273,825)			198,369,300

MORTGAGE PASS-THROUGHS – 23.8%
Agency Fixed Rate 30-Year – 8.9%
Federal National Mortgage Association 5.50%, 5/01/39		3,315	3,615,073
6.00%, 2/01/37-10/01/38		15,805	17,426,566
Series 2008 5.50%, 6/01/38		8,128	8,842,303
6.00%, 5/01/38		10,306	11,360,976
Series 2010 5.50%, 7/01/39		2,760	3,027,180
6.00%, 4/01/40		859	944,817
Series 2011 6.00%, 4/01/40		5,885	6,472,810
Government National Mortgage Association Series 2002 7.50%, 3/15/32		229	269,279

			51,959,004

Agency Fixed Rate 15-Year – 8.1%
Federal National Mortgage Association 3.00%, TBA		17,550	18,166,992
3.50%, 3/01/26-9/01/26		24,125	25,300,604
6.00%, 12/01/21		86	94,834
Series 2000 7.50%, 3/01/15		48	50,644
Series 2001
6.00%, 11/01/16-12/01/16		379	407,612
Series 2002 6.00%, 2/01/17		288	311,549
8.00%, 8/01/16		104	111,530
Series 2012 3.00%, 3/01/27		2,942	3,052,185

			47,495,950

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	9

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Agency ARMs – 6.8%
Federal Home Loan Mortgage Corp. 2.799%, 6/01/37(a)	U.S.$	8,014	$8,572,009
3.419%, 10/01/39(a)		1,611	1,708,917
Series 2005 2.649%, 5/01/35(a)		1,362	1,450,913
Series 2007 2.554%, 11/01/36(b)		878	935,838
2.608%, 1/01/37(b)		779	829,891
Federal National Mortgage Association 2.397%, 1/01/36(a)		1,568	1,670,388
3.413%, 6/01/37(b)		1,616	1,719,493
3.912%, 10/01/37(a)		2,408	2,550,323
4.529%, 8/01/38(b)		3,027	3,221,786
4.714%, 10/01/39(a)		1,525	1,625,428
Series 2003 2.781%, 12/01/33(a)		306	326,050
Series 2005 2.317%, 2/01/35(b)		1,943	2,051,967
2.74%, 10/01/35(a)		2,286	2,435,554
Series 2006 2.539%, 1/01/36(a)		3,339	3,543,239
2.576%, 5/01/36(b)		1,553	1,654,469
2.786%, 7/01/36(a)		1,265	1,348,088
Series 2007 2.027%, 1/01/37(b)		10	10,661
2.681%, 11/01/35(b)		1,752	1,866,739
2.947%, 2/01/37(b)		1,409	1,501,956
Series 2009 2.799%, 7/01/38(a)		858	899,998

			39,923,707

Total Mortgage Pass-Throughs (cost $138,175,541)			139,378,661

ASSET-BACKED SECURITIES – 16.5%
Autos - Fixed Rate – 6.4%
Ally Auto Receivables Trust Series 2011-5, Class A2 0.80%, 6/16/14		2,376	2,378,326
Series 2012-1, Class A2 0.71%, 9/15/14		1,848	1,849,000
Bank of America Auto Trust Series 2009-2A, Class A4 3.03%, 10/15/16(c)		3,755	3,806,526
BMW Vehicle Lease Trust Series 2011-1, Class A2 0.64%, 4/22/13		2,270	2,269,970

10	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

BMW Vehicle Owner Trust Series 2010-A, Class A3 1.39%, 4/25/14	U.S.$	1,387	$1,391,848
CarMax Auto Owner Trust Series 2010-1, Class A3 1.56%, 7/15/14		1,620	1,627,087
Chrysler Financial Auto Securitization Trust Series 2009-A, Class A3 2.82%, 1/15/16		527	529,789
Ford Auto Securitization Trust Series 2011-R3A, Class A1 1.708%, 8/15/13(c)	CAD	1,326	1,345,766
Ford Credit Auto Lease Trust Series 2011-A, Class A2 0.74%, 9/15/13	U.S.$	2,757	2,757,708
Hyundai Auto Lease Securitization Trust Series 2011-A, Class A2 0.69%, 11/15/13(c)		1,225	1,225,085
Mercedes-Benz Auto Lease Trust Series 2011-1A, Class A2 0.79%, 4/15/13(c)		1,305	1,305,163
Series 2011-B, Class A2 0.90%, 1/15/14(c)		2,364	2,367,035
Series 2012-A, Class A2 0.66%, 4/15/14		1,881	1,880,946
Mercedes-Benz Auto Receivables Trust Series 2009-1, Class A4 2.43%, 3/15/16		31	31,487
Nissan Auto Lease Trust Series 2012-A, Class A2A 0.68%, 7/15/14		1,375	1,375,299
Nissan Auto Receivables Owner Trust Series 2010-A, Class A3 0.87%, 7/15/14		1,843	1,846,148
Porsche Innovative Lease Owner Trust Series 2011-1, Class A2 0.92%, 2/20/14(c)		2,852	2,854,533
SMART Trust/Australia Series 2011-2USA, Class A2A 1.22%, 11/14/13(c)		2,380	2,382,984
Toyota Auto Receivables Owner Trust Series 2010-A, Class A3 1.27%, 12/16/13		2,170	2,175,083
Volkswagen Auto Lease Trust Series 2010-A, Class A2 0.77%, 1/22/13		475	475,335
Volkswagen Auto Loan Enhanced Trust Series 2012-1, Class A2 0.61%, 10/20/14		1,618	1,618,468

			37,493,586

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Cards - Floating Rate – 4.8%
Chase Issuance Trust Series 2009-A2, Class A2 1.792%, 4/15/14(b)	U.S.$	6,000	$6,003,019
Series 2011-A3, Class A3 0.362%, 12/15/15(b)		3,640	3,640,063
Citibank Omni Master Trust Series 2009-A8, Class A8 2.342%, 5/16/16(b)(c)		3,155	3,160,386
Discover Card Master Trust Series 2009-A1, Class A1 1.542%, 12/15/14(b)		1,675	1,679,119
Series 2009-A2, Class A 1.542%, 2/17/15(b)		635	637,719
Series 2010-A1, Class A1 0.892%, 9/15/15(b)		3,271	3,288,398
GE Capital Credit Card Master Note Trust Series 2011-1, Class A 0.792%, 1/15/17(b)		1,465	1,476,440
Series 2011-2, Class A 0.722%, 5/15/19(b)		2,565	2,581,718
Gracechurch Card Funding PLC Series 2012-1A, Class A1 1.055%, 2/15/17(b)(c)		1,520	1,519,999
Penarth Master Issuer PLC Series 2010-2A, Class A2 0.992%, 12/18/14(b)(c)		4,030	4,037,919

			28,024,780

Autos - Floating Rate – 2.4%
BMW Floorplan Master Owner Trust Series 2009-1A, Class A 1.392%, 9/15/14(b)(c)		2,340	2,349,968
Ford Credit Floorplan Master Owner Trust Series 2010-1, Class A 1.892%, 12/15/14(b)(c)		3,385	3,417,552
Series 2012-1, Class A 0.712%, 1/15/16(b)		3,073	3,082,399
GE Dealer Floorplan Master Note Trust Series 2009-2A, Class A 1.792%, 10/20/14(b)(c)		2,879	2,899,058
Hyundai Floorplan Master Owner Trust Series 2009-1A, Class A 1.492%, 11/17/14(b)(c)		1,985	1,992,753
Wheels SPV LLC Series 2009-1, Class A 1.792%, 3/15/18(b)(c)		693	693,877

			14,435,607

12	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Other ABS - Fixed Rate – 1.4%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	U.S.$	2,233	$2,241,688
GE Equipment Small Ticket LLC Series 2011-1A, Class A2 0.88%, 8/21/13(c)		1,345	1,345,281
GE Equipment Transportation LLC Series 2012-1, Class A3 0.99%, 11/23/15		3,175	3,175,000
John Deere Owner Trust Series 2011-A, Class A2 0.64%, 6/16/14		1,455	1,455,022

			8,216,991

Credit Cards - Fixed Rate – 0.8%
Discover Card Master Trust Series 2012-A1, Class A1 0.81%, 8/15/17		927	925,114
GE Capital Credit Card Master Note Trust Series 2012-1, Class A 1.03%, 1/15/18		3,585	3,581,128

			4,506,242

Other ABS - Floating Rate – 0.4%
GE Dealer Floorplan Master Note Trust Series 2012-1, Class A 0.812%, 2/20/17(b)		2,335	2,345,134

Home Equity Loans - Floating Rate – 0.2%
American General Mortgage Loan Trust Series 2003-1, Class A3 4.53%, 4/25/33(b)		893	833,372
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.522%, 1/20/36(b)		463	386,738

			1,220,110

Home Equity Loans - Fixed Rate – 0.1%
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		718	652,865
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(d)(e)		13	– 0	–

			652,865

Total Asset-Backed Securities (cost $97,103,375)			96,895,315

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 12.2%
Industrial – 10.6%
Basic – 0.4%
BHP Billiton Finance USA Ltd. 1.00%, 2/24/15	U.S.$	2,190	$2,187,757

Capital Goods – 1.5%
Caterpillar Financial Services Corp. 1.375%, 5/20/14		3,555	3,608,005
Eaton Corp. 0.804%, 6/16/14(b)		1,812	1,815,938
General Dynamics Corp. 5.25%, 2/01/14		1,825	1,979,552
John Deere Capital Corp. 5.25%, 10/01/12		1,364	1,397,374

			8,800,869

Communications - Telecommunications – 1.4%
AT&T, Inc. 4.95%, 1/15/13		1,352	1,397,869
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14		3,170	3,428,463
Verizon Communications, Inc. 1.25%, 11/03/14		2,645	2,673,436
1.95%, 3/28/14		880	901,487

			8,401,255

Consumer Cyclical - Automotive – 1.3%
American Honda Finance Corp. 2.375%, 3/18/13(c)		2,859	2,908,490
Toyota Motor Credit Corp. 1.25%, 11/17/14		2,435	2,463,470
Volkswagen International Finance NV 1.625%, 3/22/15(c)		2,120	2,119,934

			7,491,894

Consumer Cyclical - Entertainment – 0.3%
Walt Disney Co. (The) 4.50%, 12/15/13		1,762	1,880,084

Consumer Cyclical - Retailers – 1.1%
Target Corp. 0.61%, 1/11/13(b)		4,916	4,922,922
Wal-Mart Stores, Inc. 4.55%, 5/01/13		1,710	1,785,512

			6,708,434

14	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 2.0%
Baxter International, Inc. 1.80%, 3/15/13	U.S.$	946	$958,977
Bottling Group LLC 5.00%, 11/15/13		1,703	1,824,073
Eli Lilly & Co. 4.20%, 3/06/14		1,885	2,009,693
GlaxoSmithKline Capital, Inc. 4.85%, 5/15/13		1,316	1,381,350
Novartis Capital Corp. 4.125%, 2/10/14		1,895	2,018,497
PepsiCo, Inc./NC 4.65%, 2/15/13		1,312	1,359,824
Sanofi 1.625%, 3/28/14		1,835	1,871,368

			11,423,782

Energy – 0.7%
Chevron Corp. 3.95%, 3/03/14		1,915	2,039,617
ConocoPhillips 4.75%, 2/01/14		1,767	1,897,268

			3,936,885

Technology – 1.9%
Cisco Systems, Inc. 1.625%, 3/14/14		3,635	3,708,478
2.90%, 11/17/14		250	264,733
Hewlett-Packard Co. 2.95%, 8/15/12		900	906,402
International Business Machines Corp. 0.55%, 2/06/15		1,292	1,285,260
Oracle Corp. 4.95%, 4/15/13		1,344	1,407,447
Texas Instruments, Inc. 1.375%, 5/15/14		3,550	3,605,593

			11,177,913

			62,008,873

Financial Institutions – 1.2%
Banking – 0.6%
Royal Bank of Canada 1.15%, 3/13/15		2,125	2,124,016
UnionBanCal Corp. 5.25%, 12/16/13		1,545	1,634,394

			3,758,410

Finance – 0.6%
General Electric Capital Corp. 1.875%, 9/16/13		3,286	3,337,869

			7,096,279

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.4%
Natural Gas – 0.4%
Transcanada Pipelines Ltd. 0.875%, 3/02/15	U.S.$	2,160	$2,155,605

Total Corporates - Investment Grades (cost $70,265,998)			71,260,757

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.4%
Non-Agency Fixed Rate CMBS – 3.2%
Banc of America Commercial Mortgage, Inc. Series 2006-6, Class A2 5.309%, 10/10/45		10	9,797
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2004-C1, Class A2 4.302%, 1/15/38		277	281,476
Series 2007-LDPX, Class A2S 5.305%, 1/15/49		11	10,804
Series 2010-C2, Class A1 2.749%, 11/15/43(c)		1,258	1,297,779
Series 2011-C3, Class A1 1.875%, 2/15/46(c)		3,039	3,065,413
Series 2011-C4, Class A1 1.525%, 7/15/46(c)		1,370	1,375,445
Merrill Lynch Mortgage Trust Series 2005-CIP1, Class A2 4.96%, 7/12/38		2,134	2,165,444
Morgan Stanley Capital I Series 2011-C1, Class A1 2.602%, 9/15/47(c)		3,112	3,184,501
Series 2011-C2, Class A1 1.48%, 6/15/44(c)		2,908	2,910,800
RBSCF Trust Series 2010-MB1, Class A1 2.367%, 4/15/24(c)		2,929	2,992,589
Wachovia Bank Commercial Mortgage Trust Series 2005-C19, Class A4 4.612%, 5/15/44		3	2,817
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class A1 2.501%, 2/15/44(c)		1,362	1,391,177

			18,688,042

Non-Agency Floating Rate CMBS – 0.7%
Commercial Mortgage Pass Through Certificates Series 2007-FL14, Class C 0.542%, 6/15/22(b)(c)		997	910,296

16	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.712%, 10/15/21(b)(c)	U.S.$	2,000	$1,733,200
Series 2007-TFLA, Class A2 0.362%, 2/15/22(b)(c)		1,587	1,476,363

			4,119,859

Agency CMBS – 0.5%
NCUA Guaranteed Notes Series 2010-C1, Class A1 1.60%, 10/29/20		2,755	2,784,476

Total Commercial Mortgage-Backed Securities (cost $25,886,355)			25,592,377

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.0%
Agency Fixed Rate – 2.9%
Federal Home Loan Mortgage Corp. Series 3948, Class DA 3.00%, 12/15/24		7,242	7,448,015
Federal National Mortgage Association Series 2010-9, Class EA 3.50%, 1/25/24		3,970	4,143,208
Series 2011-39, Class DA 3.50%, 7/25/24		5,049	5,240,295
Government National Mortgage Association Series 2006-51 0.67%, 8/16/46(f)		6,725	179,578

			17,011,096

Agency Floating Rate – 0.8%
Freddie Mac Reference REMICs Series R008, Class FK 0.642%, 7/15/23(b)		155	154,566
NCUA Guaranteed Notes Series 2010-R3, Class 1A 0.803%, 12/08/20(b)		4,842	4,865,290

			5,019,856

Non-Agency Floating Rate – 0.2%
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 0.66%, 2/25/42(b)(c)		1,184	985,378

Non-Agency Fixed Rate – 0.1%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A8, Class A1C1 5.25%, 8/25/36		324	315,375

Total Collateralized Mortgage Obligations (cost $23,720,112)			23,331,705

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

AGENCIES – 3.0%
Agency Debentures – 3.0%
Bank of America Corp. - FDIC Insured 2.10%, 4/30/12	U.S.$	4,052	$4,057,766
Citibank NA - FDIC Insured 1.875%, 5/07/12		9,250	9,263,930
Goldman Sachs Group, Inc. (The) - FDIC Insured 3.25%, 6/15/12		4,217	4,242,918

Total Agencies (cost $17,519,572)			17,564,614

INFLATION-LINKED SECURITIES – 1.6%
United States – 1.6%
U.S. Treasury Inflation Index 1.875%, 7/15/13 (TIPS)		3,003	3,160,926
2.00%, 1/15/14 (TIPS)		5,946	6,355,035

Total Inflation-Linked Securities (cost $9,394,620)			9,515,961

GOVERNMENTS - SOVEREIGN AGENCIES – 0.6%
Netherlands – 0.6%
Achmea Hypotheekbank NV 0.887%, 11/03/14(b)(c) (cost $3,414,187)		3,415	3,379,832

SHORT-TERM INVESTMENTS – 0.4%
Commercial Paper – 0.4%
Vodafone Group PLC Zero Coupon, 7/09/12 (cost $2,308,068)		2,315	2,308,068

Total Investments – 100.4% (cost $586,061,653)			587,596,590
Other assets less liabilities – (0.4)%			(2,284,762)

Net Assets – 100.0%			$585,311,828

18	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

FUTURES CONTRACTS (see Note 3)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. T-Note 2 Yr Futures	738	June 2012	$162,557,058	$162,463,782	$(93,276)
U.S. T-Note 5 Yr Futures	89	June 2012	10,958,992	10,905,977	(53,015)

Sold Contracts
U.S. T-Note 10 Yr Futures	80	June 2012	10,502,109	10,358,750	143,359

					$(2,932)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Deutsche Bank AG London:
Canadian Dollar settling 4/03/12	173	$174,311	$173,108	$(1,203)

Sale Contracts
Deutsche Bank AG London:
Canadian Dollar settling 5/15/12	27,282	27,328,708	27,328,629	79
Morgan Stanley Capital Services Inc.:
Canadian Dollar settling 4/03/12	27,455	27,756,773	27,524,704	232,069

				$230,945

(a)	Variable rate coupon, rate shown as of March 31, 2012.

(b)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $66,435,082 or 11.4% of net assets.

(d)	Fair valued.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of March 31, 2012, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$13,205	$0	0.00%

(f)	IO – Interest Only

Currency Abbreviations:

CAD – Canadian Dollar

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	19

Portfolio of Investments

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

FDIC – Federal Deposit Insurance Corporation

NCUA – National Credit Union Administration

REMICs – Real Estate Mortgage Investment Conduits

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

20	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012 (unaudited)

Assets
Investments in securities, at value	$587,596,590
Cash in bank	16,266,299 (a)
Receivables:
Dividends and interest	1,987,676
Investment securities sold	1,371
Capital shares sold	891,395
Unrealized appreciation of forward currency exchange contracts	232,148

Total assets	606,975,479

Liabilities
Payables:
Dividends to shareholders	151,936
Investment securities purchased	18,213,015
Capital shares redeemed	2,871,236
Management fee	235,616
Distribution fee	66,599
Shareholder servicing fee	45,992
Transfer Agent fee	18,038
Margin owed to broker on futures contracts	437
Accrued expenses	59,579
Unrealized depreciation of forward currency exchange contracts	1,203

Total liabilities	21,663,651

Net Assets(c)	$585,311,828

Cost of investments	$586,061,653

Net Assets Consist of:
Capital stock, at par	$49,249
Additional paid-in capital	612,948,375
Distributions in excess of net investment income	(1,337,103)
Accumulated net realized loss on investment transactions	(28,112,910)
Net unrealized appreciation of:
Investments and futures transactions	1,532,005
Foreign currency denominated assets and liabilities	232,212

$585,311,828

(a)	An amount of $224,121 has been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2012.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	21

Statement of Assets and Liabilities

Calculation of Maximum Offering Price

Short Duration Plus Class Shares
Net Assets	$505,805,852
Shares of capital stock outstanding	42,556,992

Net asset value and offering price per share	$11.89

Class A Shares
Net Assets	$53,308,479
Shares of capital stock outstanding	4,483,310

Net asset value and redemption price per share	$11.89
Sales charge—4.25% of public offering price	0.53

Maximum offering price	$12.42

Class B Shares
Net Assets	$3,357,985
Shares of capital stock outstanding	283,088

Net asset value and offering price per share	$11.86

Class C Shares
Net Assets	$22,839,512
Shares of capital stock outstanding	1,925,302

Net asset value and offering price per share	$11.86

See notes to financial statements.

22	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2012 (unaudited)

Investment Income
Income:
Interest		$3,934,185
Expenses:
Management fee (see Note 2A)	$1,504,960
Shareholder servicing fee (see Note 2B)	289,802
Custodian fee	81,881
Transfer Agent fee—Non-Retail Class	18,131
Transfer Agent fee—Class A	30,318
Transfer Agent fee—Class B	2,963
Transfer Agent fee—Class C	13,449
Distribution fees—Class A	91,172
Distribution fees—Class B	23,727
Distribution fees—Class C	138,225
Registration fees	48,610
Printing fees	21,353
Auditing and tax fees	16,086
Directors’ fees and expenses	13,748
Legal fees	6,098
Miscellaneous	16,722

Total expenses	2,317,245
Less: expenses waived and reimbursed by the Distributor (see Note 2A)	(14,567)

Net expenses		2,302,678

Net investment income		1,631,507

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		2,218,251
Futures transactions		139,045
Foreign currency transactions		172,243

Net realized gain on investment transactions		2,529,539

Net change in unrealized appreciation/depreciation of:
Investments		(1,011,868)
Futures transactions		352,691
Foreign currency denominated assets and liabilities		(1,376,221)

Net change in unrealized appreciation/depreciation of investments		(2,035,398)

Net realized and unrealized gain on investment transactions		494,141

Net Increase in Net Assets Resulting from Operations		$2,125,648

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	23

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2012
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,631,507	$6,620,688
Net realized gain (loss) on investment and foreign currency transactions	2,529,539	(3,565,709)
Net change in unrealized appreciation/depreciation of investments	(2,035,398)	3,084,686

Net increase in net assets resulting from operations	2,125,648	6,139,665
Dividends to shareholders:
Dividends from net investment income
Short Duration Plus Class	(2,240,992)	(7,507,885)
Class A	(136,810)	(567,406)
Class B	(167)	(10,760)
Class C	(1,230)	(58,504)

Total dividends to shareholders	(2,379,199)	(8,144,555)

Capital-share transactions:
Net proceeds from sales of shares	105,985,297	481,271,506
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	1,236,250	4,131,183

Total proceeds from shares sold	107,221,547	485,402,689
Cost of shares redeemed	(248,463,523)	(390,016,945)

Net increase (decrease) in net assets from capital-share transactions	(141,241,976)	95,385,744

Net increase (decrease) in net assets	(141,495,527)	93,380,854
Net Assets:
Beginning of period	726,807,355	633,426,501

End of period(a)	$585,311,828	$726,807,355

(a) Includes distributions in excess of net investment income of:	$(1,337,103)	$(589,411)

See notes to financial statements.

24	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Short Duration Class A, B and C shares are shares of Short Duration Plus Portfolio (the “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund is currently comprised of 18 series each with its own investment objective. The Short Duration Plus Portfolio commenced offering AllianceBernstein Short Duration Class A, Class B and Class C Shares on May 21, 2003 and Class R Shares on February 17, 2004 (collectively, “Short Duration Retail Classes”) in addition to the existing Short Duration Plus Class shares (the “Plus Class”). As of February 23, 2005, the Class R shares are no longer offered to shareholders. These financial statements include only the Short Duration Retail Classes. The financial highlights of the Plus Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	25

Notes to Financial Statements

are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments

26	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of March 31, 2012:

Short Duration Plus Portfolio Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$198,369,300		$	– 0	–	$198,369,300
Mortgage Pass-Throughs		– 0	–	139,378,661			– 0	–	139,378,661
Asset-Backed Securities		– 0	–	84,460,215			12,435,100		96,895,315
Corporates – Investment Grades		– 0	–	71,260,757			– 0	–	71,260,757
Commercial Mortgage-Backed Securities		– 0	–	18,407,105			7,185,272		25,592,377
Collateralized Mortgage Obligations		– 0	–	179,578			23,152,127		23,331,705
Agencies		– 0	–	17,564,614			– 0	–	17,564,614
Inflation-Linked Securities		– 0	–	9,515,961			– 0	–	9,515,961
Governments – Sovereign Agencies		– 0	–	3,379,832			– 0	–	3,379,832
Short-Term Investments		– 0	–	2,308,068			– 0	–	2,308,068

Total Investments in Securities		– 0	–	544,824,091			42,772,499		587,596,590
Other Financial Instruments*:
Assets:
Futures Contracts		143,359		– 0	–		– 0	–	143,359	#
Forward Currency Exchange Contracts		– 0	–	232,148			– 0	–	232,148
Liabilities:
Futures Contracts		(146,291)		– 0	–		– 0	–	(146,291	)#
Forward Currency Exchange Contracts		– 0	–	(1,203)			– 0	–	(1,203)

Total		$(2,932)		$545,055,036			$42,772,499		$587,824,603

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	27

Notes to Financial Statements

Short Duration Plus Portfolio	Asset- Backed Securities		Collateralized Mortgage Obligations		Commercial Mortgagebacked Securities		Total
Balance as of 9/30/11	$9,273,835		$11,947,915		$13,488,575		$34,710,325
Accrued discounts/(premiums)	707		(5)		(26,453)		(25,751)
Realized gain (loss)	1,818		1		(122,699)		(120,880)
Change in unrealized appreciation/depreciation	80,593		34,016		(176,268)		(61,659)
Purchases	5,509,671		– 0	–	7,779,308		13,288,979
Sales	(2,431,524)		(1,843,737)		(2,668,029)		(6,943,290)
Transfers in to Level 3	– 0	–	– 0	–	4,877,693		4,877,693
Transfers out of Level 3	– 0	–	(2,952,918)		– 0	–	(2,952,918)

Balance as of 3/31/12	$12,435,100		$7,185,272		$23,152,127		$42,772,499

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$81,482		$34,016		$(196,988)		$(81,490)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements. As of March 31, 2012, the Portfolio did not have any unrecognized tax benefits.

28	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to the Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	29

Notes to Financial Statements

H. Repurchase Agreements

The Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolio pays the Adviser an investment management fee at an annual rate of .45% of the first $750 million and .40% of the Portfolio’s average daily net assets over $750 million. The fee is accrued daily and paid monthly.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Short Duration Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Short Duration Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $16,729 for the six months ended March 31, 2012.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolio (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from

30	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

them with respect to voting their fund shares. This agreement applies only to the Plus Class shares of the Portfolio. Under the agreement, the fee paid by the Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of the Portfolio attributable to the Plus Class shares during the month.

C. Distribution Arrangements—Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Plus Class Shares of the Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Plus Class shares of the Portfolio. This agreement does not apply to the Short Duration Retail Classes of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Short Duration Retail Classes

The Short Duration Retail Classes of the Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. The fees are accrued daily and paid monthly. Effective February 1, 2011, the Distributor voluntarily waived .10 of 1% to limit the fees to .90 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. Such waiver amounted to $14,567. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $0 and $774 for Class B and Class C shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s Short Duration Retail Class shares.

E. Other Transactions with Affiliates

Class A Shares of the Portfolio are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	31

Notes to Financial Statements

currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B Shares will automatically convert to Class A Shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Portfolio that it has retained front-end sales charges of $2,434 from the sales of Class A shares and received $657, $8, and $2,347 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C Shares, respectively, for the six months ended March 31, 2012.

Brokerage commissions paid on investment transactions for the six months ended March 31, 2012 amounted to $9,947, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2012, the Portfolio had purchases and sales transactions, excluding repurchase transactions and transactions in short-term instruments, as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$120,631,721	$105,977,919
U.S. government securities	290,574,720	395,852,263
The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$3,038,382
Gross unrealized depreciation	(1,503,445)

Net unrealized appreciation	$1,534,937

32	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

B. Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	33

Notes to Financial Statements

vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2012, the Portfolio held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolio will generally not enter into a forward contract with a term greater than one year.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

Forward contracts used to protect the Portfolio from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2012, the Portfolio held foreign-currency exchange contracts for hedging purposes.

34	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

At March 31, 2012, the Portfolio had entered into the following derivatives:

Short Duration Plus Portfolio	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$232,148	Unrealized depreciation of forward currency exchange contracts	$1,203

Interest rate contracts			Margin due from/owed to broker on futures contracts	2,932	*

Total		$232,148		$4,135

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,208,602	$(1,422,499)

Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	139,045	352,691

Total		$1,347,647	$(1,069,808)

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $37,434,145 and the average monthly original value of future contracts was $199,219,622.

C. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	35

Notes to Financial Statements

or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. Mortgage-Backed Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and such Portfolio’s simultaneously contracting to repurchase substantially similar securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. In consideration for entering into the commitment to repurchase the Portfolio is compensated by “fee income”, which is received when the Portfolio enters into the commitment. Such fee income is recorded as deferred income and accrued over the roll period. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended March 31, 2012, the Portfolio had no transactions in dollar rolls.

E. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended March 31, 2012, the Portfolio had no transactions in reverse repurchase agreements.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

	2011	2010
Distributions paid from:
Ordinary income	$8,144,555	$10,324,416

Total distributions paid	$8,144,555	$10,324,416

36	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

As of September 30, 2011, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Ordinary income	$1,269,567
Accumulated capital and other gains (losses)(a)	(30,983,378)
Unrealized appreciation/(depreciation)(b)	2,487,098

Total accumulated earnings/(deficit)(c)	$(27,226,713)

(a)

On September 30, 2011, the Portfolio had a net capital loss carry forward of $24,858,893, of which $3,594,854 expires in the year 2013, $6,491,604 expires in the year 2014, $4,022,522 expires in the year 2015, $920,045 expires in the year 2016, $5,807,512 expires in the year 2017, $1,960,592 expires in the year 2018, and $2,061,764 expires in the year 2019. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2011, the Portfolio elected to defer post-October capital losses of $5,301,219. The Portfolio also deferred $823,266 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the mark to market of futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to current year dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE 5.

Risks Involved in Investing in the Portfolio

Interest Rate and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Riskier than a Money-Market Fund—The Portfolio invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	37

Notes to Financial Statements

value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio securities may be lower and the effective duration of the Portfolio will be longer.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Prepayment Risk—Because interest rates rise and fall, there is no way to be certain of the actual rates of prepayment by the borrowers on the underlying mortgages. Thus, actual prepayments on the securities could differ from expected prepayments. As a result, the value of a security could be lower than expected.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio then if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

38	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 1 billion shares to the Portfolio, 200 million each to the five classes (including Class R shares which are not currently being offered). Share transactions for the Portfolio for the six months ended March 31, 2012 and the year ended September 30, 2011, were as follows:

	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Short Duration Plus Class Shares
Shares sold	7,443,158	36,554,682	$88,519,831	$435,700,586

Shares issued to shareholders on reinvestment of dividends	93,646	300,869	1,113,194	3,585,750

Shares redeemed	(17,929,847)	(28,747,848)	(213,246,279)	(342,510,638)

Net increase (decrease)	(10,393,043)	8,107,703	(123,613,254)	96,775,698

Beginning of period	52,950,035	44,842,332	650,554,228	553,778,530

End of period	42,556,992	52,950,035	$526,940,974	$650,554,228

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	39

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011
Class A Shares
Shares sold	1,181,750	3,036,869	$14,056,962	$36,225,270

Shares issued to shareholders on reinvestment of dividends	10,118	40,513	120,318	483,005

Shares converted from Class B	56,075	75,683	667,056	902,212

Shares redeemed	(2,464,992)	(2,923,147)	(29,325,161)	(34,835,723)

Net increase (decrease)	(1,217,049)	229,918	(14,480,825)	2,774,764

Beginning of period	5,700,359	5,470,441	71,153,116	68,378,352

End of period	4,483,310	5,700,359	$56,672,291	$71,153,116

Class B Shares
Shares sold	19,129	103,096	$227,469	$1,228,535

Shares issued to shareholders on reinvestment of dividends	32	810	383	9,649

Shares converted to Class A	(56,145)	(75,696)	(667,056)	(902,212)

Shares redeemed	(63,328)	(193,272)	(752,772)	(2,302,585)

Net decrease	(100,312)	(165,062)	(1,191,976)	(1,966,613)

Beginning of period	383,400	548,462	6,347,924	8,314,537

End of period	283,088	383,400	$5,155,948	$6,347,924

Class C Shares
Shares sold	211,655	605,602	$2,513,979	$7,214,903

Shares issued to shareholders on reinvestment of dividends	237	4,429	2,355	52,779

Shares redeemed	(376,271)	(794,881)	(4,472,255)	(9,465,787)

Net decrease	(164,379)	(184,850)	(1,955,921)	(2,198,105)

Beginning of period	2,089,681	2,274,531	26,184,114	28,382,219

End of period	1,925,302	2,089,681	$24,228,193	$26,184,114

NOTE 7.

Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) related to the accounting for repurchase

40	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Notes to Financial Statements

agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. The ASU modifies the criteria for determining effective control of transferred assets and, as a result, certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. At this time, management is evaluating the implications of this ASU and its impact on the financial statements has not been determined.

In May 2011, the FASB issued an ASU to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

With respect to the Short Duration Portfolio, effective July 1, 2012, the Distributor will voluntarily waive an additional .45 of 1% to limit the fees to .45 of 1% of the average daily net assets attributable to the Class B shares and Class C shares.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	41

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
		2011	2010		2009	2008		2007

Net asset value, beginning of period	$ 11.89	$ 11.92	$ 11.65		$ 11.46	$ 12.24		$ 12.31

Income From Investment Operations
Investment income, net†	.01	.08	.16		.31	.43		.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02	(.01)	.30		.21	(.77)		(.05)

Total from investment operations	.03	.07	.46		.52	(.34)		.46

Less: Dividends
Dividends from taxable net investment income	(.03)	(.10)	(.19)		(.33)	(.44)		(.53)

Net asset value, end of period	$ 11.89	$ 11.89	$ 11.92		$ 11.65	$ 11.46		$ 12.24

Total Return(a)	.22%	.63%	3.95	%**	4.61%	(2.83	)%**	3.80%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$53,308	$67,806	$65,233		$53,643	$33,197		$40,444
Average net assets (000 omitted)	$60,451	$64,792	$59,630		$44,395	$36,957		$37,096
Ratio to average net assets of:
Expenses	.94%*	.92%	.94	%(b)	.99%	.96%		.98%
Net investment income	.24%*	.67%	1.35	%(b)	2.72%	3.60%		4.21%
Portfolio turnover rate	63%	99%	107%		176%	116%		127%

See footnote summary on page 45.

42	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30,
			2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 11.89		$ 11.92		$ 11.64		$ 11.45	$ 12.24		$ 12.31

Income From Investment Operations
Net investment income (loss)†	(.03	)(c)	(.00	)(c)(d)	.08		.23	.34		.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(d)	(.01)		.30		.20	(.77)		(.06)

Total from investment operations	(.03)		(.01)		.38		.43	(.43)		.37

Less: Dividends
Dividends from taxable net investment income	(.00	)(d)	(.02)		(.10)		(.24)	(.36)		(.44)

Net asset value, end of period	$ 11.86		$ 11.89		$ 11.92		$ 11.64	$ 11.45		$ 12.24

Total Return(a)	(.24)%		(.05)%		3.27	%**	3.86%	(3.59	)%**	3.09%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$3,358		$4,559		$6,538		$8,913	$9,125		$10,791
Average net assets (000 omitted)	$4,079		$5,443		$7,381		$10,523	$9,304		$13,539
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.74	%*	1.60%		1.69	%(b)	1.72%	1.66%		1.68%
Expenses, before waivers/reimbursements	1.84	%*	1.66%		1.69	%(b)	1.72%	1.66%		1.68%
Net investment income (loss)	(.56	)%*(c)	(.01	)%(c)	.72	%(b)	2.02%	2.91%		3.48%
Portfolio turnover rate	63%		99%		107%		176%	116%		127%

See footnote summary on page 45.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	43

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30,
			2011		2010		2009	2008		2007

Net asset value, beginning of period	$ 11.89		$ 11.92		$ 11.64		$ 11.45	$ 12.23		$ 12.30

Income From Investment Operations
Net investment income (loss)†	(.03	)(c)	.00	(c)(d)	.08		.24	.34		.43
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.00	(d)	(.00	)(d)	.30		.20	(.76)		(.06)

Total from investment operations	(.03)		(.00	)(d)	.38		.44	(.42)		.37

Less: Dividends
Dividends from taxable net investment income	(.00	)(d)	(.03)		(.10)		(.25)	(.36)		(.44)

Net asset value, end of period	$ 11.86		$ 11.89		$ 11.92		$ 11.64	$ 11.45		$ 12.23

Total Return(a)	(.24)%		(.02)%		3.31	%**	3.88%	(3.52	)%**	3.09%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$22,840		$24,840		$27,105		$25,193	$16,176		$14,772
Average net assets (000 omitted)	$24,251		$25,340		$26,317		$24,703	$14,051		$15,989
Ratio to average net assets of:
Expenses	1.68	%*	1.57%		1.65	%(b)	1.70%	1.66%		1.69%
Expenses, before waivers/reimbursements	1.78	%*	1.63%		1.65	%(b)	1.70%	1.66%		1.69%
Net investment income (loss)	(.50	)%*(c)	.02	%(c)	.66	%(b)	2.04%	2.89%		3.49%
Portfolio turnover rate	63%		99%		107%		176%	116%		127%

See footnote summary on page 45.

44	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Financial Highlights

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

(c)	Net of fees and expenses waived by the Distributor.

(d)	Amount is less than $0.005.

*	Annualized.

**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2010 and September 30, 2008 by 0.01% and 0.05%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	45

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Short Duration Portfolio, Classes A, B and C shares only.

46	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 20, 2011. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 19, 2011, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2011 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2011. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 22, 2011, the Independent Directors held an in-person

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	47

Board’s Consideration of Investment Management Arrangement

meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. Also on September 22, 2011, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. At the same meeting, they also received an update on the Adviser’s equity investment services and the performance of the equity Portfolios from the Adviser’s Chief Investment Officer of Equities. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer. Following the meeting on September 22, 2011, the Independent Directors, through their counsel, requested certain modifications to the Adviser’s proposal regarding the investment advisory fees of the Portfolios, including waivers of a portion of the advisory fees through 2012 with respect to the International, Tax-Managed International and Emerging Markets Portfolios. The Independent Directors received a written response to this request from the Adviser, which included a modified proposal, and held a telephonic meeting with representatives of the Adviser on October 11, 2011, to discuss this proposal. On October 19, 2011, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. On October 20, 2011, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2011 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all

48	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	49

Board’s Consideration of Investment Management Arrangement

responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2011 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2011. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2009 and 2010, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed

50	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2011 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	51

Board’s Consideration of Investment Management Arrangement

potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios, effective November 1, 2011 through October 31, 2012, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

52	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	53

Board’s Consideration of Investment Management Arrangement

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,* which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

*	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

54	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO •	55

NOTES

56	• ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SD-0152-0312

SEMI-ANNUAL REPORT

AllianceBernstein Intermediate Municipal Portfolios

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

March 31, 2012

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 22, 2012

Semi-Annual Report

To Our Shareholders,

On the following pages, you will find the 2012 Semi-Annual Report for the AllianceBernstein Intermediate Municipal Portfolios: California, Diversified and New York (the “Portfolios”). The Portfolios are portfolios of the Sanford C. Bernstein Fund, Inc. The Semi-Annual report covers the six-month period ended March 31, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of the Portfolios holdings as of the period end.

By the end of the first quarter, waning macroeconomic anxieties helped investors to focus on fundamentals, resulting in strong equity market returns for the six-month period ended March 31, 2012. Bond markets generated modest positive returns during the same period. The European Central Bank’s lending program, combined with austerity programs initiated by European governments to reduce their deficits and public debt has eased—though not erased—anxiety about the euro crisis. The challenges in Europe are widely perceived to be the most severe overhang on the financial markets. Growing confidence that the U.S. recovery was gaining momentum also contributed to the market upturn, though there were concerns about an economic slowdown in China.*

While near-term risks remain, we continue to see opportunity across the investing markets. Our commitment to our strategies remains firm, and we are using our research to continuously evaluate our holdings and make adjustments when needed.

Should you have any questions about your investments in the Portfolios, please contact your AllianceBernstein at (800) 227-4618 or visit www.alliancebernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

* This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Investment Objective and Policies

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	1

California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes). Under normal circumstances, each of the Portfolios will invest at least 80% of its net assets in municipal securities (and, in the case of the Intermediate California and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by AllianceBernstein L.P. (the “Adviser”) to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed income securities rated BB or B by national rating agencies, which are not investment grade (commonly known as “junk bonds”).

The Intermediate California Municipal Portfolio and Intermediate New York Municipal Portfolio each may also invest up to 20% of their net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for California investors and New York investors, respectively. The Intermediate Diversified Municipal Portfolio may invest up to 20% of its net assets in fixed income securities of U.S. issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures, forwards and swaps. Each Portfolio seeks to maintain an effective duration between three and one-half to seven years under normal market conditions.

2	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

HISTORICAL PERFORMANCE

Benchmark Disclosure

The unmanaged Barclays Capital (“BC”) 5-Year General Obligation (“ GO”) Municipal Bond Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The BC 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Market Risk: The value of the Portfolios’ assets will fluctuate as the bond market fluctuates. The value of the Portfolios’ investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The California and New York Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a smaller number of issuers.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. The Portfolios are subject to liquidity risk because the market for municipal securities is generally smaller than many other markets.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. Investments in derivatives may be illiquid, difficult to price or unwind, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and may be subject to counterparty risk to a greater degree than more traditional investments.

Management Risk: The Portfolios are subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions, but there is no guarantee its techniques will produce the intended results.

These risks are fully discussed in the Portfolios’ prospectus.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIOS VS. THEIR BENCHMARK

PERIODS ENDED MARCH 31, 2012

	NAV Returns
INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO	6 Months	12 Months
AllianceBernstein Intermediate California Municipal Portfolio
Class A	2.38%	7.19%

Class B*	2.03%	6.46%

Class C	2.02%	6.45%

BC 5-Year GO Municipal Index	1.72%	6.42%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.41%	6.78%

	NAV Returns
INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO	6 Months	12 Months
AllianceBernstein Intermediate Diversified Municipal Portfolio
Class A	2.15%	6.72%

Class B*	1.84%	6.01%

Class C	1.79%	5.97%

BC 5-Year GO Municipal Index	1.72%	6.42%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.41%	6.78%

	NAV Returns
INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO	6 Months	12 Months
AllianceBernstein Intermediate New York Municipal Portfolio
Class A	2.09%	6.50%

Class B*	1.72%	5.73%

Class C	1.73%	5.76%

BC 5-Year GO Municipal Index	1.72%	6.42%

Lipper Short & Intermediate Term Blended Municipal Debt Fund Average	2.41%	6.78%

*	Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

See Benchmark and Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	5

Historical Performance

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.98%	1.68%
1 Year	7.19%	3.97%
5 Years	4.24%	3.61%
10 Years	3.72%	3.40%

Class B Shares			0.23%	0.39%
1 Year	6.46%	3.46%
5 Years	3.50%	3.50%
10 Years (a)	3.29%	3.29%

Class C Shares			0.29%	0.50%
1 Year	6.45%	5.45%
5 Years	3.52%	3.52%
10 Years	2.99%	2.99%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	3.97%
5 Years	3.61%
10 Years	3.40%

Class B Shares
1 Year	3.46%
5 Years	3.50%
10 Years (a)	3.29%

Class C Shares
1 Year	5.45%
5 Years	3.52%
10 Years	2.99%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.88%, 1.59% and 1.59 % for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	Inception date: 2/1/02.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.80%	1.23%
1 Year	6.72%	3.52%
5 Years	4.30%	3.67%
10 Years	3.81%	3.50%

Class B Shares			0.07%	0.11%
1 Year	6.01%	3.01%
5 Years	3.58%	3.58%
10 Years (a)	3.38%	3.38%

Class C Shares			0.13%	0.20%
1 Year	5.97%	4.97%
5 Years	3.58%	3.58%
10 Years	3.09%	3.09%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	3.52%
5 Years	3.67%
10 Years	3.50%

Class B Shares
1 Year	3.01%
5 Years	3.58%
10 Years (a)	3.38%

Class C Shares
1 Year	4.97%
5 Years	3.58%
10 Years	3.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.79%, 1.53% and 1.49% for Class A, Class B and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	Inception date: 2/1/02.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on pages 3-4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	7

Historical Performance

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2012
	NAV Returns	SEC Returns	SEC Yields*	Taxable Equivalent Yields**

Class A Shares			0.84%	1.42%
1 Year	6.50%	3.33%
5 Years	4.21%	3.57%
10 Years	3.82%	3.50%

Class B Shares			0.11%	0.19%
1 Year	5.73%	2.72%
5 Years	3.48%	3.48%
10 Years (a)	3.38%	3.38%

Class C Shares			0.17%	0.29%
1 Year	5.76%	4.76%
5 Years	3.48%	3.48%
10 Years	3.09%	3.09%

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2012)
SEC Returns

Class A Shares
1 Year	3.33%
5 Years	3.57%
10 Years	3.50%

Class B Shares
1 Year	2.72%
5 Years	3.48%
10 Years (a)	3.38%

Class C Shares
1 Year	4.76%
5 Years	3.48%
10 Years	3.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.84%, 1.58% and 1.54% for Class A, Class B and Class C, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2012.

**	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

†	Inception date: 2/1/02.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

See Historical Performance disclosures on pages 3-4.

8	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Intermediate California Municipal

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,023.80	$4.50	0.89%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%
Class B
Actual	$1,000	$1,020.30	$8.03	1.59%
Hypothetical**	$1,000	$1,017.05	$8.02	1.59%
Class C
Actual	$1,000	$1,020.20	$8.03	1.59%
Hypothetical**	$1,000	$1,017.05	$8.02	1.59%

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	9

Fund Expenses

FUND EXPENSES

(unaudited)

(continued from previous page)

Intermediate Diversified Municipal Portfolio

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,021.50	$3.94	0.78%
Hypothetical**	$1,000	$1,021.10	$3.94	0.78%
Class B
Actual	$1,000	$1,018.40	$7.72	1.53%
Hypothetical**	$1,000	$1,017.35	$7.72	1.53%
Class C
Actual	$1,000	$1,017.90	$7.52	1.49%
Hypothetical**	$1,000	$1,017.55	$7.52	1.49%

Intermediate New York Municipal

	Beginning Account Value October 1, 2011	Ending Account Value March 31, 2012	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,020.90	$4.29	0.85%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%
Class B
Actual	$1,000	$1,017.20	$8.07	1.60%
Hypothetical**	$1,000	$1,017.00	$8.07	1.60%
Class C
Actual	$1,000	$1,017.30	$7.87	1.56%
Hypothetical**	$1,000	$1,017.20	$7.87	1.56%
*	Expenses are equal to each classes’ annualized expense ratio, shown in the table above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Fund Expenses

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,147.4

*	All data are as of March 31, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	11

Portfolio Summary

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $5,694.2

*	All data are as of March 31, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 2.2% in 23 different states.

12	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Portfolio Summary

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO SUMMARY

March 31, 2012 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,827.0

*	All data are as of March 31, 2012. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). A measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is highest (best) and D is lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore have been deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a Nationally Recognized Statistical Rating Organization.

**	“Other” represents less than 0.2% in 6 different states.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	13

Portfolio Summary

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.7%
Long-Term Municipal Bonds – 96.7%
California – 82.7%
Antelope Valley CA UHSD GO NPFGC Series A 5.375%, 8/01/19	$1,000	$1,023,370
Antioch CA Pub Fin Auth (Antioch CA Mun Fac Proj COP) NPFGC Series B 5.50%, 1/01/16	1,795	1,798,267
Bay Area Infra Fin Auth NPFGC-RE 5.00%, 8/01/17	32,350	32,771,520
Bay Area Toll Auth CA 5.00%, 4/01/16-4/01/22	39,845	46,298,425
Series 2006 F 5.00%, 4/01/20	5,250	6,054,143
Series F 5.00%, 4/01/12	2,910	2,910,000
California Dept Wtr Res Cen Vy 5.00%, 12/01/16 (Pre-refunded/ETM)	380	425,957
Series AM 5.00%, 12/01/14(a)	3,000	3,200,910
FGIC 5.25%, 12/01/18 (Pre-refunded/ETM)	65	68,796
NPFGC 5.00%, 12/01/16 (Pre-refunded/ETM)	60	67,256
California Dept Wtr Res Pwr 5.00%, 5/01/17-5/01/18	24,600	29,589,490
Series 2010L 5.00%, 5/01/15	3,340	3,776,137
AGM 5.00%, 5/01/17	21,050	24,999,611
AMBAC 5.50%, 5/01/13 (Pre-refunded/ETM)	2,080	2,109,141
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/13-2/01/14	24,215	25,617,310
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	10,800	11,443,896
Series A 5.00%, 7/01/18-7/01/20	33,030	39,306,501

14	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.25%, 7/01/14	$2,820	$3,110,855
NPFGC 5.00%, 7/01/15	4,390	4,798,753
NPFGC Series A 5.25%, 7/01/13	8,420	8,922,000
California GO NPFGC 5.00%, 8/01/24	50	50,074
California Infra & Eco Dev Bk (Broad Collection) Series 2011A 5.00%, 6/01/21	20,440	24,973,388
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.00%, 10/01/15	1,070	1,133,537
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	3,635	3,660,736
California Pub Wks Brd (CA Lease Dept Corr St Prisons) AMBAC Series A 5.00%, 12/01/19	2,630	2,862,676
California Pub Wks Brd (CA Lease State Univ Sys) NPFGC-RE 5.00%, 10/01/14	3,740	4,092,682
California Pub Wks Brd (Univ of California Lease) 5.00%, 4/01/21-12/01/23	12,370	14,171,282
Series 2009E 5.00%, 4/01/23	1,950	2,187,803
NPFGC-RE 5.00%, 6/01/15-9/01/16	4,555	5,176,033
California Spl Dist Assn Fin Corp. COP AGM Series Z 5.50%, 8/01/17 (Pre-refunded/ETM)	605	661,864
California State Univ 5.00%, 11/01/24	1,490	1,706,870
Series 2011A 5.25%, 11/01/26	5,500	6,398,755
AMBAC Series B 5.00%, 11/01/14	3,575	3,951,090
NPFGC-RE Series A 5.00%, 11/01/24 (Pre-refunded/ETM)	1,570	1,650,714

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	15

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	$35,305	$37,202,997
California Statewide CDA (Jewish Home St Ins) 4.50%, 11/15/13	620	621,575
California Statewide CDA (Redlands Cmnty Hospital) RADIAN Series A 5.00%, 4/01/12-4/01/13	3,485	3,522,179
California Statewide CDA (Southern CA Edison Co.) XLCA Series B 4.10%, 4/01/28	14,055	14,533,573
Chaffey CCD CA GO NPFGC Series B 5.00%, 6/01/25	1,440	1,546,805
Coati-Rohnert Pk USD CA GO NPFGC-RE 5.00%, 8/01/20	2,020	2,254,704
Culver City CA Redev Agy (Culver City CA Redev Proj Area) AMBAC 5.50%, 11/01/14	645	648,373
Gateway CA USD GO NPFGC Series A 5.00%, 8/01/24 (Pre-refunded/ETM)	1,230	1,261,586
Gilroy CA USD GO NPFGC-RE 5.25%, 8/01/20	1,900	2,001,593
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	16,765	17,796,383
6.25%, 6/01/33 (Pre-refunded/ETM)	18,690	19,714,586
6.75%, 6/01/39 (Pre-refunded/ETM)	12,355	13,275,695
Series B 5.50%, 6/01/43 (Pre-refunded/ETM)	10,240	10,855,219
AMBAC Series B 5.00%, 6/01/38 (Pre-refunded/ETM)	3,450	3,637,335
Golden St Tobacco Sec CA (California Tobacco Sec/St App) AMBAC Series A 5.00%, 6/01/20	10,970	10,984,371

16	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Grossmont-Cuyamaca CCD CA GO 5.25%, 8/01/17	$1,150	$1,382,300
Industry CA GO 5.00%, 7/01/17	3,655	4,186,218
Inland Valley CA Dev Agy 5.25%, 4/01/13 (Pre-refunded/ETM)	2,890	3,031,234
5.50%, 4/01/14 (Pre-refunded/ETM)	1,320	1,451,749
Lincoln CA CFD #2003-1 5.35%, 9/01/16 (Pre-refunded/ETM)	705	766,920
5.90%, 9/01/24 (Pre-refunded/ETM)	1,100	1,205,094
Loma Linda CA Hosp (Loma Linda Univ Med Ctr) Series A 5.00%, 12/01/13	1,145	1,194,029
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) 5.00%, 11/01/23(a)	4,025	4,607,619
AMBAC 5.25%, 11/01/22	1,715	1,720,128
Long Beach CA Bond Fin Auth (Long Beach CA Lease Pub Safety) AMBAC 5.25%, 11/01/19-11/01/21	2,050	2,060,295
Long Beach CA Harbor Series 2010A 5.00%, 5/15/22-5/15/25	16,895	19,506,955
Series B 5.00%, 5/15/21	6,500	7,718,035
Long Beach CA USD GO 5.00%, 8/01/15-8/01/16	7,850	9,054,026
Series 2008A 5.00%, 8/01/18	9,845	11,857,318
Series A 5.00%, 8/01/25	1,000	1,131,380
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23-5/15/25	25,915	29,909,306
Series A 5.00%, 5/15/13	4,000	4,187,280
5.25%, 5/15/23-5/15/24	15,955	18,612,505
5.50%, 5/15/14-5/15/17	14,675	16,915,522
Los Angeles CA Dept W&P Wtr NPFGC Series B 5.00%, 7/01/12	2,260	2,286,306

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	17

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Los Angeles CA GO NPFGC Series A 5.00%, 9/01/16 (Pre-refunded/ETM)	$3,240	$3,453,840
Los Angeles CA Harbor Dept 5.00%, 8/01/23	2,500	3,000,800
Los Angeles CA USD GO AMBAC Series 2004G 5.00%, 7/01/13	3,260	3,448,461
AMBAC Series B 5.00%, 7/01/12	2,330	2,357,121
FGIC Series A-1 5.00%, 7/01/20-7/01/22	13,485	15,073,504
NPFGC Series A 5.25%, 7/01/12	1,865	1,887,828
NPFGC Series A-2 5.00%, 7/01/20	11,000	12,317,470
Los Angeles Cnty CA Met Trnsp Auth (Los Angeles Cnty CA MTA Sales Tax) 5.00%, 7/01/21	2,000	2,342,620
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/12	15,215	15,468,482
Los Angeles Cnty CA Pub Wks (Los Angeles Cnty CA Master Lease) NPFGC-RE Series A 5.00%, 9/01/13	5,265	5,556,470
M-S-R Pub Pwr Agy CA NPFGC 5.00%, 7/01/12-7/01/13	4,715	4,919,537
Mammoth CA USD GO NPFGC Zero Coupon, 8/01/21-8/01/22	2,100	1,378,610
Met Wtr Dist Southern CA Wtr 5.75%, 8/10/18	7,600	9,036,932
Series A 5.75%, 7/01/21 (Pre-refunded/ETM)	1,615	1,940,939
5.75%, 7/01/21	2,045	2,506,577
NPFGC Series B-3 5.00%, 10/01/18 (Pre-refunded/ETM)	3,410	3,797,615
Monrovia CA Redev Agy (Monrovia CA Ctrl Redev Proj Area #1) 4.40%, 6/01/12	2,830	2,828,613

18	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Mount San Antonio CA CCD GO NPFGC Series A 5.00%, 8/01/14	$5,610	$5,693,701
Northern CA Pwr Agy (Northern CA Power Agy Hydro #1) Series 2012A 5.00%, 7/01/25-7/01/27	3,900	4,438,090
Oakland CA USD GO NPFGC 5.00%, 8/01/12-8/01/13	2,915	3,000,596
Orange Cnty CA Pub Fin Auth (Orange Cnty CA Lease) NPFGC 5.00%, 7/01/13	16,480	17,348,002
Orange Cnty CA Santn COP 5.00%, 2/01/18-2/01/19	9,155	11,108,029
Series 2009A 5.00%, 2/01/20	1,890	2,263,332
Pittsburg CA Redev Agy 9.60%, 6/01/16 (Pre-refunded/ETM)	1,000	1,340,670
Port of Oakland CA NPFGC Series 2007C 5.00%, 11/01/18	1,900	2,116,410
Rancho Santiago CA CCD GO AGM 5.00%, 9/01/25 (Pre-refunded/ETM)	2,275	2,613,020
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	2,000	2,263,000
Sacramento CA USD GO Series 2011 5.00%, 7/01/24	4,945	5,776,996
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) AMBAC 5.50%, 12/01/21	1,175	1,482,674
San Bernardino Cnty CA COP (San Bernardino Cnty COP Detention Ctr) NPFGC Series A 5.25%, 11/01/17	7,180	7,350,740
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21	14,905	17,671,368
Series 2009 B 5.00%, 5/15/18	20,615	24,681,515

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	19

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

San Diego CA USD GO FGIC Series D 5.25%, 7/01/25	$2,170	$2,216,351
San Diego Cnty CA COP AMBAC 5.00%, 2/01/15	2,000	2,197,540
San Diego Cnty CA Wtr Auth AGM Series 2008A 5.00%, 5/01/19	2,680	3,152,832
San Diego Cnty CA Wtr Auth COP AGM Series 2008 A 5.00%, 5/01/24	4,860	5,387,504
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 5.00%, 5/01/15-5/01/25	17,690	19,836,286
5.25%, 5/01/18	4,655	5,440,857
Series 2008-34E 5.00%, 5/01/16	1,345	1,519,016
Series 2009C-2 5.00%, 5/01/16	11,520	13,206,298
Series 2011C 5.00%, 5/01/21	3,900	4,419,480
San Francisco City/Cnty CA Pub Util Wtr Series 2009A 5.00%, 11/01/28	2,000	2,251,880
Series 2011A 5.00%, 11/01/25	11,320	13,253,569
NPFGC 5.25%, 10/01/14	5,245	5,475,623
San Mateo Cnty CA CCD GO NPFGC-RE Series A 5.375%, 9/01/20	1,140	1,160,691
San Ramon Vly USD CA GO AGM 5.25%, 8/01/20	1,000	1,089,670
Santa Fe Springs CA CDA (Santa Fe Springs CA Tax Alloc) NPFGC 5.375%, 9/01/17	560	560,582
South Placer CA Wstwtr Auth Series 2011C 5.00%, 11/01/19-11/01/20	5,430	6,482,798
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/22	4,000	4,711,160
Series 2010-1 5.00%, 7/01/25	8,235	9,304,232

20	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tahoe Truckee CA USD GO NPFGC 5.50%, 8/01/19	$1,185	$1,468,085
Univ of California Series 2009 Q 5.25%, 5/15/22	3,510	4,078,655
Series 2010U 5.00%, 5/15/24	4,215	4,937,156
AGM Series J 5.00%, 5/15/16	6,330	7,165,687
NPFGC Series K 5.00%, 5/15/13	6,460	6,795,855
Vernon CA Elec Sys Series 2009A 5.00%, 8/01/12 (Pre-refunded/ETM)	16,150	16,400,648
Walnut CA Pub Fin Auth (Walnut Impt Proj) AMBAC 5.375%, 9/01/20	2,075	2,091,870

		948,678,922

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	310	308,283

Colorado – 0.2%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	1,700	2,042,482
Series D 7.75%, 11/15/13	175	182,163

		2,224,645

Florida – 4.4%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	765	781,164
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	2,000	2,273,600
Chapel Creek FL CDD 5.20%, 5/01/11(b)(c)	1,590	682,174
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	13,125	14,928,113
Dupree Lakes CDD FL 6.83%, 11/01/15	240	234,756

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	21

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) NPFGC 5.00%, 7/01/13	$6,760	$7,135,991
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15-7/01/16	17,040	19,105,792
Lake Ashton II CDD FL Series B 4.875%, 11/01/10(b)(c)	320	256,003
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	2,400	2,550,480
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) Series 2009A 5.75%, 10/01/21	1,055	1,246,039
New River CDD FL 1.00%, 5/01/18-5/01/38(c)	1,080	420,038
Series 2010A1 1.00%, 5/01/38(c)	245	167,230
Series 2010B1 1.00%, 5/01/15(c)	235	210,529
Series B 5.00%, 5/01/13(c)	405	4
Parker Rd CDD FL Series B 5.35%, 5/01/15	2,060	890,991
Sterling Hill CDD FL Series B 5.50%, 12/31/49(b)(c)	155	93,000
Venetian CDD FL Series B 5.95%, 5/01/12	115	114,983

		51,090,887

Guam – 0.2%
Guam Wtrworks Auth 5.00%, 7/01/12	1,270	1,276,159
5.50%, 7/01/16	1,500	1,579,335

		2,855,494

Illinois – 0.2%
Bolingbrook IL Sales Tax 6.00%, 1/01/26	4,450	2,753,304

Louisiana – 0.0%
Coves of The Highland CDD LA 5.60%, 11/01/21(b)(c)	3,200	– 0	–

22	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 0.5%
Massachusetts GO Series 2011A 5.00%, 4/01/25	$4,830	$5,673,704

Nevada – 0.4%
Clark Cnty NV SD GO 5.00%, 6/15/16	3,340	3,843,137
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	315	302,331

		4,145,468

North Carolina – 0.6%
North Carolina Eastern Mun Pwr Agy Series 2009 SER B 5.00%, 1/01/16	2,375	2,672,611
Series C 5.30%, 1/01/15	3,580	3,693,952

		6,366,563

Ohio – 1.1%
American Mun Pwr OH (Goldman Sachs Group, Inc.) Series 2008A 5.00%, 2/01/13	10,350	10,654,394
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(c)(d)	2,210	1,880,776

		12,535,170

Puerto Rico – 5.1%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/22	10,190	11,183,831
Series 2007TT 5.00%, 7/01/21	3,850	4,137,518
Series 2007V V 5.50%, 7/01/20	3,065	3,555,124
Series W 5.50%, 7/01/17	5,620	6,416,523
Puerto Rico GO Series 2001A 5.50%, 7/01/19	6,965	7,796,899
Series 2007A 5.50%, 7/01/18	2,650	2,965,191
Series 2012A 5.00%, 7/01/20(a)	1,850	1,982,719

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	23

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 7/01/30 (Pre-refunded/ETM)	$3,230	$3,267,274
Puerto Rico Govt Dev Bank NPFGC Series 2009 4.75%, 12/01/15	5,500	5,652,570
Puerto Rico Pub Bldgs Auth Series C 5.50%, 7/01/12 (Pre-refunded/ETM)	5	5,064
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.75%, 7/01/15	2,570	2,847,046
Series C 5.50%, 7/01/12	1,135	1,147,950
Puerto Rico Sales Tax Fin Corp. 5.00%, 8/01/24	4,300	4,757,262
Series C 5.00%, 8/01/22	2,565	3,011,413

		58,726,384

Texas – 1.2%
Dallas Fort Worth TX Intl Arpt Series 2009A 5.00%, 11/01/21	1,180	1,329,612
Houston TX Arpt Sys Series 2011A 5.00%, 7/01/19	10,290	11,917,467

		13,247,079

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	666	712,227

Total Municipal Obligations (cost $1,047,277,264)		1,109,318,130

CORPORATES - INVESTMENT GRADES – 1.6%
Financial Institutions – 0.9%
Banking – 0.9%
Capital One Financial Corp. 2.125%, 7/15/14	1,543	1,551,795
2.15%, 3/23/15	2,000	2,003,088
JPMorgan Chase & Co. 1.875%, 3/20/15	6,345	6,361,199

		9,916,082

24	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate California Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Industrial – 0.7%
Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	$2,445	$2,662,698

Industrial – 0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	5,273	5,738,585

		8,401,283

SHORT-TERM INVESTMENTS – 1.4%
Time Deposit – 1.4%
State Street Time Deposit 0.01%, 4/02/12 (cost $16,511,019)	16,511	16,511,019

Total Investments – 99.7% (cost $1,082,079,003)		1,144,146,514
Other assets less liabilities – 0.3%		3,264,043

Net Assets – 100.0%		$1,147,410,557

(a)	When-Issued or delayed delivery security.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Fair valued.

As of March 31, 2012, the Fund held 28.7% of net assets in insured bonds (of this amount 5.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CCD	– Community College District
CDA	– Community Development Authority
CDD	– Community Development District
CFD	– Community Facilities District
COP	– Certificate of Participation
DOT	– Department of Transportation
ETM	– Escrowed to Maturity
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
LID	– Local Improvement District
MTA	– Metropolitan Transportation Authority
NPFGC	– National Public Finance Guarantee Corporation
NPFGC-RE	– National Public Finance Guarantee Corporation Reinsuring FGIC
RADIAN	– Radian Asset Assurance Inc.
SD	– School District
UHSD	– Unified/Union High School District
USD	– Unified School District
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	25

Intermediate California Municipal Portfolio—Portfolio of Investments

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.0%
Long-Term Municipal Bonds – 90.7%
Alabama – 2.3%
Alabama Pub Sch & Clg Auth Series 2009 A 5.00%, 5/01/16-5/01/17	$67,805	$79,409,590
Birmingham AL Arpt Auth (Birmingham-Shuttlesworth Intl Arpt) AGM 6.00%, 7/01/21-7/01/22	10,070	12,247,987
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/21-1/01/22	13,295	15,427,250
Jefferson Cnty AL Swr FGIC Series 02 5.00%, 2/01/41 (Pre-refunded/ETM)	7,725	7,834,618
FGIC Series 02B 5.00%, 2/01/41 (Pre-refunded/ETM)	12,105	12,282,822
FGIC Series D 5.00%, 2/01/42 (Pre-refunded/ETM)	5,900	5,986,671

		133,188,938

Arizona – 2.1%
Arizona Hlth Fac Auth (Phoenix Children’s Hospital) 1.19%, 2/01/42(a)	18,025	16,832,827
Arizona School Fac Brd COP NPFGC-RE Series A-1 5.00%, 9/01/15	1,765	1,960,156
Arizona Tourism & Sports Auth (Arizona Tourism/Sports Spl Tax) 5.00%, 7/01/15-7/01/16	3,815	3,886,298
Arizona Trans Brd Fed Hwy Grant Series 2009A 5.00%, 7/01/15	16,810	19,047,243
Arizona Trnsp Brd Highway 5.00%, 7/01/15	8,480	9,637,859
Arizona Trnsp Brd Hwy Series 2011A 5.00%, 7/01/24-7/01/25	17,160	20,124,960
Maricopa Cnty AZ IDA MFHR (Steeplechase Apts) Series B 6.25%, 12/01/20	1,435	1,437,181

26	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/20-7/01/25	$26,890	$30,336,494
Phoenix AZ Civic Impt Corp. (Phoenix AZ Transit Excise Tax) AMBAC 5.00%, 7/01/14	5,000	5,457,350
Phoenix AZ Civic Impt Corp. (Phoenix AZ Wastewater) NPFGC 5.00%, 7/01/14	5,000	5,487,900
Pima Cnty AZ IDA (Global Water Resources) 5.45%, 12/01/17	2,050	2,132,205
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	955	949,709
Salt Verde Fin Corp. Gas (Citigroup, Inc.) Series 2007 5.25%, 12/01/21	1,430	1,549,305

		118,839,487

California – 8.4%
California Dept Wtr Res Pwr Series 2010L 5.00%, 5/01/17-5/01/19	200,770	242,871,576
California Econ Recovery (California Econ Rec Spl Tax) Series 2009A 5.00%, 7/01/19	16,765	20,214,734
5.25%, 7/01/21	2,735	3,254,212
Series A 5.00%, 7/01/20	5,675	6,729,018
5.25%, 7/01/12	13,375	13,537,105
California GO 5.00%, 8/01/14-5/01/17	33,740	37,708,332
Series 2008 5.00%, 4/01/18	5,000	5,870,800
Series 2009 5.25%, 10/01/20	5,085	6,000,707
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	60,165	63,399,470
Fremont CA USD GO AGM Series B 5.00%, 8/01/27	1,000	1,058,250

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	27

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Fresno CA USD GO NPFGC Series A 6.00%, 2/01/20	$3,255	$3,888,000
Golden St Tobacco Sec CA FGIC 5.50%, 6/01/33 (Pre-refunded/ETM)	5,000	5,300,400
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) 5.00%, 5/15/22-5/15/23	24,415	28,704,038
Sacramento CA Fin Auth (Sacramento CA Lease) Series B 5.40%, 11/01/20	1,000	1,131,500
Sacramento CA Mun Util Dist NPFGC Series G 6.50%, 9/01/13	550	575,658
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.25%, 5/01/22-5/01/23	10,380	12,016,815
Series 2011C 5.00%, 5/01/22	5,795	6,484,837
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	3,700	4,440,851
Vernon CA Elec Sys Series A 5.25%, 8/01/14	12,160	12,893,370

		476,079,673

Colorado – 2.2%
Baptist Rd Rural Trnsp Auth Co. (Baptist Road Co. Sales & Use) 4.80%, 12/01/17	270	235,162
Broomfield CO COP 5.00%, 12/01/16-12/01/20	13,710	15,854,059
Colorado DOT NPFGC Series B 5.50%, 6/15/13-6/15/14	8,300	9,130,266
Colorado Met Wstwtr Reclaim Dist Series 2012A 5.00%, 4/01/23	3,435	4,231,096
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.50%, 11/15/19	2,140	2,519,208
Series 2010 A 5.00%, 11/15/21-11/15/23	19,630	22,711,455
Series 2011B 4.00%, 11/15/14	6,640	7,077,974

28	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A-1 5.00%, 11/15/12	$23,625	$24,289,099
5.25%, 11/15/13	11,305	12,089,115
Mun Subdist No CO Wtr Dist AMBAC Series 2007 J 5.00%, 12/01/13	7,295	7,704,104
PV Wtr & San Met Dist CO Series 06 Zero Coupon, 12/15/17(b)(c)	13,168	4,608,800
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 1/15/21	2,800	2,999,640
5.25%, 1/15/24-7/15/24	7,745	8,230,379
Todd Creek Farms Met Dist #1 CO 4.75%, 12/01/09(b)(c)	2,077	1,349,922

		123,030,279

Connecticut – 0.1%
Univ of Connecticut Student Fee NPFGC-RE Series A 5.25%, 11/15/17	3,065	3,173,777

District of Columbia – 0.8%
District of Columbia GO AGM Series C 5.00%, 6/01/14 (Pre-refunded/ETM)	5,790	6,356,494
District of Columbia HFA SFMR (District Of Columbia HFA) Series A 6.25%, 12/01/28	390	390,378
District of Columbia Wtr & Swr Auth AGM 6.00%, 10/01/16	1,635	1,986,770
Metro Washington Arpt Auth VA 5.00%, 10/01/20	11,905	14,300,524
Series 2008A 5.50%, 10/01/14	4,140	4,557,436
Series 2010B 5.00%, 10/01/13	3,325	3,541,923
Series A 5.50%, 10/01/12-10/01/18	11,910	13,289,667
NPFGC Series 2005 A 5.25%, 10/01/15	1,715	1,929,855

		46,353,047

Florida – 6.7%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	2,410	2,460,923

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	29

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Bonnet Creek Resort CDD FL 7.125%, 5/01/12	$395	$395,000
Brevard Cnty FL Sch Brd AMBAC 5.00%, 7/01/26 (Pre-refunded/ETM)	5,000	5,058,300
Broward Cnty FL Sch Brd COP NPFGC-RE Series A 5.00%, 7/01/13-7/01/14	7,190	7,671,853
Chapel Creek FL CDD Series B 5.25%, 5/01/15(b)(c)	3,660	1,570,286
Citizens Ppty Ins Corp. FL NPFGC Series A 5.00%, 3/01/14-3/01/16	103,510	112,724,535
Collier Cnty FL Sch Brd COP AGM 5.00%, 2/15/16	5,000	5,521,600
Dade Cnty FL SD GO NPFGC Series 94 5.00%, 8/01/12	8,060	8,181,303
Dupree Lakes CDD FL 6.83%, 11/01/15	200	195,630
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(c)	1,255	928,826
Fishhawk CDD #2 FL Series B 5.00%, 5/01/12	895	889,827
Florida Brd of Ed GO 9.125%, 6/01/14 (Pre-refunded/ETM)	150	172,782
Florida Brd of Ed GO (Florida GO) 9.125%, 6/01/14	390	409,406
Series A 5.00%, 6/01/12-1/01/16	25,050	26,222,027
Series B 5.00%, 6/01/13	5,000	5,274,500
Series D 5.00%, 6/01/12	4,610	4,645,128
Florida Brd of Ed Lottery NPFGC Series 2002C 5.00%, 1/01/17 (Pre-refunded/ETM)	3,740	3,910,020
Florida Dept Envrn Protn FL Forever (Florida Documentary Stamp Tax) AMBAC 5.00%, 7/01/15	4,825	5,393,047

30	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC Series A 5.00%, 7/01/13-7/01/14	$12,095	$12,966,707
NPFGC Series B 5.00%, 7/01/15	6,095	6,812,564
NPFGC-RE Series A 5.00%, 7/01/18	3,500	3,701,460
Florida GO Series 2009 B 5.00%, 7/01/17	3,245	3,862,296
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	20,000	21,107,400
Florida Turnpike Auth (Florida Turnpike) AGM Series A 5.00%, 7/01/12	6,375	6,448,886
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(b)(c)	3,545	1,063,500
Jacksonville FL Elec Auth Series 2009 G 5.00%, 10/01/19	2,695	3,140,699
Series 2009B 5.00%, 10/01/15	5,780	6,224,077
Series 2011-23 5.00%, 10/01/13	30,790	32,923,131
Lake Ashton II CDD FL
Series B 4.875%, 11/01/10(b)(c)	885	708,009
5.00%, 11/01/11(b)(c)	6,810	2,247,300
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/23-10/01/24	13,095	14,497,004
5.625%, 10/01/25	2,530	2,788,060
Live Oak CDD FL Series 2010 7.36%, 11/01/20	2,245	2,406,797
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	6,990	7,428,273
Miami-Dade Cnty FL SD GO NPFGC 5.00%, 2/15/13	3,325	3,455,872
NPFGC Series 1997 5.00%, 2/15/15	2,455	2,661,097
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	3,535	3,556,670

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	31

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Miromar Lakes CDD FL Series 00A 7.25%, 5/01/12	$1,555	$1,477,188
Orange Cnty FL Sales Tax NPFGC-RE Series A 5.00%, 1/01/13	5,520	5,698,572
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(c)	245	252,470
Series 2010A-2 6.125%, 5/01/35(c)(d)	535	427,214
Series 2010B 5.125%, 5/01/17(c)(d)	1,225	1,103,664
Series 4B 5.125%, 5/01/09(c)(e)	510	– 0	–
Parkway Center CDD FL Series B 5.625%, 5/01/14	3,205	2,865,270
Sarasota Cnty FL Util Sys NPFGC-RE Series C 5.25%, 10/01/21 (Pre-refunded/ETM)	2,000	2,049,920
Sarasota County FL Sch Brd COP Series 2010 B 5.00%, 7/01/18	2,350	2,708,023
Sunrise FL Util Sys AMBAC 5.50%, 10/01/13 (Pre-refunded/ETM)	2,445	2,634,096
Sweetwater Creek CDD FL Series B-1 5.30%, 5/01/17(b)(c)	985	374,300
Series B-2 5.125%, 5/01/13(b)(c)	2,905	1,103,900
Tampa Bay Reg Wtr Supply Auth FL Series 2011A 5.00%, 10/01/23	2,050	2,446,245
Tampa FL Occuptl License Tax NPFGC-RE Series A 5.375%, 10/01/17 (Pre-refunded/ETM)	3,415	3,502,322
5.375%, 10/01/18 (Pre-refunded/ETM)	4,695	4,815,051
Tampa FL Wtr & Swr Sys 5.00%, 10/01/26	3,895	4,516,837
Tampa Hillsboro Cnty FL Expwy Auth 5.00%, 7/01/12 (Pre-refunded/ETM)	6,265	6,338,864

32	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC 5.00%, 7/01/12	$2,310	$2,333,516
Venetian CDD FL Series B 5.95%, 5/01/12	220	219,967
Verano CDD FL Series B 5.00%, 11/01/12-11/01/13	3,110	2,934,130
Villages of Westport CDD FL Series 05A 5.125%, 5/01/15	1,125	1,015,054
Waterset North CDD FL Series B 6.55%, 11/01/15	7,015	4,844,489

		383,285,887

Georgia – 3.2%
Atlanta GA Arpt (Hartsfield Jackson Atlanta Intl Arpt)
Series 2010C 5.00%, 1/01/18-1/01/19	9,260	10,806,208
5.25%, 1/01/20	6,500	7,740,720
5.50%, 1/01/21	7,500	9,105,600
5.75%, 1/01/22-1/01/23	20,000	24,358,040
Series 2101C 5.875%, 1/01/24	2,925	3,539,718
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/20-1/01/22	22,650	26,183,072
Gainesville GA Redev Auth (Gainesville GA GO) Series 2009B 5.00%, 11/15/13	1,550	1,643,837
Georgia Mun Elec Auth Series 2010 B 5.00%, 1/01/16-1/01/20	43,550	50,865,283
AGM Series A 5.25%, 1/01/14	4,230	4,571,023
NPFGC Series A 5.25%, 1/01/14	3,625	3,909,309
5.25%, 11/01/21 (Pre-refunded/ETM)	3,000	3,087,540
Main Street Nat Gas, Inc. (JP Morgan Chase) Series 2006A 5.00%, 3/15/18	1,960	2,202,687

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	33

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 3/15/16-3/15/17	$14,900	$16,576,562
Main Street Nat Gas, Inc. (Merrill Lynch & Co., Inc.) Series B 5.00%, 3/15/13	4,470	4,582,376
Metro Atlanta Rapid Transit Auth GA NPFGC-RE Series A 5.00%, 7/01/12-7/01/13	11,630	12,219,895

		181,391,870

Guam – 0.1%
Guam GO Series 2009A 5.75%, 11/15/14	2,530	2,570,454
Guam Wtrworks Auth Series 05 5.00%, 7/01/13	1,345	1,376,823

		3,947,277

Hawaii – 0.5%
Honolulu HI Wstwtr Sys Series 2009 A 5.00%, 7/01/21-7/01/22	6,900	8,002,158
Series 2010A 5.00%, 7/01/24	16,500	19,141,320

		27,143,478

Illinois – 3.6%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	2,180	1,636,003
Chicago IL GO AGM Series 2004A 5.00%, 1/01/23	8,160	8,588,237
Chicago IL Pub Bldg Comm AMBAC 5.25%, 3/01/21 (Pre-refunded/ETM)	4,000	4,180,960
Chicago IL Recovery Zone (BP PLC) 6.125%, 12/01/18	6,965	7,207,800
Chicago IL Sales Tax AGM 5.00%, 1/01/16	5,000	5,629,450
Chicago IL Tax Increment (Kingsbury Redev Proj) Series A 6.57%, 2/15/13	475	475,114
Chicago IL Trnsp Auth Fed GAN (Chicago IL Fed Hwy Grant) AMBAC Series 2004 5.25%, 6/01/13	2,520	2,644,513

34	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Chicago IL Wstwtr NPFGC Series B 5.25%, 1/01/15	$4,225	$4,692,327
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(c)	5,078	2,865,160
Du Page Cnty IL GO 5.60%, 1/01/21	8,655	10,377,259
Illinois Civic Ctr Spl Tax AMBAC 6.25%, 12/15/20	3,135	3,552,676
Illinois Dev Fin Auth (Adventist Health Sys/Sunbelt) NPFGC Series B 4.153%, 1/01/19(f)	5,730	5,866,603
Illinois Finance Auth (Northwestern Univ) 1.75%, 12/01/34	2,245	2,301,843
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	5,975	5,977,271
Illinois GO 5.00%, 1/01/13	1,510	1,557,701
Series 2006 A 5.00%, 6/01/15	4,875	5,394,529
Series 2010 5.00%, 1/01/17-1/01/19	43,205	48,429,078
AGM 5.00%, 9/01/14	5,550	6,046,336
AGM Series A 5.25%, 10/01/13	7,785	8,318,117
AMBAC 5.00%, 4/01/14-11/01/14	7,230	7,820,044
AMBAC Series B 5.00%, 3/01/13-3/01/14	16,355	17,264,493
NPFGC 5.25%, 10/01/21	1,740	1,773,826
NPFGC Series B 5.00%, 3/01/15	5,000	5,331,850
Illinois Sales Tax Series Q 6.00%, 6/15/12	1,185	1,198,379
Matteson IL GO 8.00%, 12/01/29(d)	19,775	16,822,592
Regional Trnsp Auth IL Sales Tax NPFGC Series A 5.00%, 7/01/16	5,285	6,051,642

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	35

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series B 5.50%, 6/01/17	$1,025	$1,222,702
NPFGC-RE Series C 7.75%, 6/01/20	1,005	1,235,024
Will & Kendall Cnty CSD #202 IL GO NPFGC-RE 5.00%, 1/01/14-1/01/16	8,705	9,571,251

		204,032,780

Indiana – 0.3%
Indianapolis IN Gas Util AGC Series A 5.00%, 8/15/30	7,670	8,095,225
Indianapolis IN Loc Bond Bank Series B 6.00%, 1/10/13	1,200	1,253,388
Jasper Cnty IN PCR (No. Indiana Pub Serv Co.) NPFGC 5.60%, 11/01/16	6,285	7,061,449

		16,410,062

Kansas – 0.5%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	26,125	17,240,671
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Util Sys) AMBAC Series 2004 5.65%, 9/01/13-9/01/14	12,035	12,981,972

		30,222,643

Kentucky – 0.3%
Kentucky Asset Liability Comm (Kentucky Fed Hwy Grant) NPFGC 5.00%, 9/01/16	5,000	5,801,700
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) NPFGC-RE 5.00%, 3/01/13-3/01/14	7,970	8,423,055

		14,224,755

Louisiana – 1.9%
Coves of The Highland CDD LA 5.60%, 11/01/13(b)(c)	4,025	– 0	–

36	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

De Soto Parish LA PCR (International Paper Co.) Series A-2 5.00%, 10/01/12	$4,700	$4,791,039
E. Morial New Orleans Exhib Hall LA AMBAC Series A 5.25%, 7/15/20 (Pre-refunded/ETM)	3,450	3,670,386
Lakeshore Vlgs Master CDD LA 5.25%, 7/01/17(b)(c)	9,814	3,925,600
Louisiana Agric Fin Auth (Louisiana Agric Fin Auth Lease) 5.25%, 9/15/17	21,805	23,214,475
Louisiana Citizens Ppty Ins Corp. AMBAC Series B 5.25%, 6/01/14	1,770	1,918,698
Louisiana GO AGM Series 2006C 5.00%, 5/01/14	6,585	7,203,068
AMBAC Series A 5.00%, 10/15/12	11,965	12,269,390
Louisiana Loc Govt Envrn Fac & CDA (Cargo Acquisition Group) Series 02 6.65%, 1/01/25	495	495,109
Louisiana Loc Govt Envrn Fac & CDA (Lctcs Fac Corp. Proj) 5.00%, 10/01/21-10/01/25	16,135	18,047,803
Louisiana St Office Facs Corp. (Louisiana Lease St Off Bldg) 5.00%, 3/01/13-3/01/17	11,785	13,051,684
Series 2009 5.00%, 3/01/18	2,005	2,336,146
Morehouse Parish LA PCR (International Paper Co.) Series A 5.25%, 11/15/13	7,340	7,790,529
New Orleans LA GO NPFGC 5.25%, 12/01/20	5,845	6,299,332
Orange Grove CDD LA 5.30%, 11/01/21(b)(c)	1,695	559,350
Terrebonne Parish LA Wtrwks AMBAC Series A 5.25%, 11/01/23	2,000	2,093,440

		107,666,049

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	37

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.8%
Massachusetts Bay Trnsp Auth Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	$3,600	$3,643,272
Massachusetts GO Series B 5.00%, 8/01/12	17,750	18,029,030
Series C 5.00%, 5/01/12	8,175	8,204,675
AGM Series 2006C 3.805%, 11/01/19(f)	1,815	1,855,202
NPFGC Series D 5.375%, 8/01/22 (Pre-refunded/ETM)	2,495	2,537,166
5.375%, 8/01/22 (Pre-refunded/ETM)	110	111,859
5.50%, 11/01/12	17,790	18,333,663
Massachusetts Hlth & Ed Facs Auth (Caregroup, Inc.) Series E2 5.00%, 7/01/12-7/01/17	21,980	23,797,076
Massachusetts Hlth & Ed Facs Auth (Harvard Univ) Series N 6.25%, 4/01/20	2,820	3,750,177
Massachusetts Wtr Poll Abatmnt Series B 5.25%, 8/01/14	60	63,182
Univ of Massachusetts Bldg Auth (Univ of Massachusetts Lease) AMBAC 5.00%, 11/01/18	18,795	21,357,510

		101,682,812

Michigan – 1.5%
Lansing MI Cmnty Clg GO FGIC 5.50%, 5/01/16 (Pre-refunded/ETM)	3,515	3,529,095
Michigan Bldg Auth (Michigan Lease Fac Prog) Series 2009 I 5.00%, 10/15/12-10/15/15	25,160	27,138,015
NPFGC Series 2004 5.375%, 10/01/13	1,900	2,029,219

38	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Michigan Pub Pwr Agy (Belle River Proj) NPFGC 5.25%, 1/01/14	$3,380	$3,647,561
Michigan Trunk Line Spl Tax 5.00%, 11/01/19-11/01/20	10,000	12,021,400
Series 2009 5.00%, 11/01/23	1,510	1,749,818
AGM Series B 5.00%, 9/01/13	2,055	2,187,013
NPFGC-RE 5.00%, 11/01/12	4,130	4,242,625
5.25%, 11/01/13	5,000	5,377,050
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010C 5.00%, 12/01/17	5,000	5,644,300
Wayne State Univ MI Series 2009 A 5.00%, 11/15/21-11/15/23	14,100	15,663,327

		83,229,423

Minnesota – 0.2%
Minneapolis-St Paul MN Metro Arpt Commn (Minneapolis-St Paul MN Intl Arpt) Series B 5.00%, 1/01/14	2,210	2,370,601
Minnesota Mun Pwr Agy Elec 4.50%, 10/01/12	2,395	2,436,362
Southern MN Muni Pwr Agy AMBAC Series A 5.25%, 1/01/16	6,820	7,838,362

		12,645,325

Missouri – 0.2%
Jackson Cnty MO Pub Bldg Corp. 5.00%, 12/01/25	1,955	2,121,957
Kansas City MO Mun Assist Corp. NPFGC-RE 5.00%, 4/15/13	7,215	7,529,213

		9,651,170

Nevada – 4.1%
Clark Cnty NV Airport PFC (McCarran Airport) Series 2008 5.00%, 7/01/12	2,745	2,775,442
5.25%, 7/01/17	16,695	19,166,695

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	39

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series A 5.00%, 7/01/13-7/01/14	$8,280	$8,764,801
Clark Cnty NV Arpt (McCarran Airport) AGM Series 2009 C 5.00%, 7/01/24	9,175	10,165,716
Clark Cnty NV GO AGM Series A 5.00%, 6/01/12	8,695	8,759,430
AGM Series B 5.00%, 6/01/12-6/01/13	12,325	12,658,462
AMBAC 5.00%, 11/01/15 (Pre-refunded/ETM)	1,085	1,252,763
5.00%, 11/01/16	16,010	18,516,846
AMBAC Series A 6.50%, 6/01/17	1,760	2,137,608
Clark Cnty NV Motor Vehicle Fuel Tax 5.00%, 7/01/19	8,190	9,663,053
AMBAC 5.00%, 7/01/14-7/01/16	26,400	29,270,256
Clark Cnty NV SD GO Series 2008 A 5.00%, 6/15/21	5,000	5,658,100
AGM 5.50%, 6/15/12	13,425	13,561,129
AGM Series C 5.00%, 6/15/19	22,380	25,023,526
5.25%, 6/15/13	8,800	9,301,512
NPFGC Series C 5.00%, 6/15/13	5,595	5,897,186
NPFGC Series D 5.25%, 6/15/12	5,000	5,048,250
NPFGC-RE Series A 5.00%, 6/15/17	27,880	31,236,194
5.25%, 6/15/14	5,505	6,053,959
Clark Cnty NV SID #151 (Clark Cnty NV SID #151 Summerlin) 4.40%, 8/01/12	190	188,906
Henderson NV LID # T-16 (Henderson NV LID # T-16 Falls) 4.75%, 3/01/13(c)	970	930,987
Nevada GO Series 2008C 5.00%, 6/01/15	4,555	5,138,222
Series 2009 B 5.00%, 5/01/14	1,790	1,949,059

		233,118,102

40	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.1%
New Hampshire Hlth & Ed Fac Auth AMBAC 5.375%, 7/01/20 (Pre-refunded/ETM)	$7,090	$7,249,950

New Jersey – 5.6%
Garden St Presv Trust NJ AGM Series 05A 5.80%, 11/01/17	2,325	2,739,292
New Jersey COP (New Jersey COP Equip Purchase) Series A 5.00%, 6/15/13-6/15/14	7,365	7,845,824
New Jersey EDA (New Jersey Lease Sch Fac) Series W 5.00%, 3/01/15	2,325	2,590,910
NPFGC Series G 5.00%, 9/01/13-9/01/15	24,150	25,550,171
New Jersey EDA (New Jersey Trnst Pj Lease) 5.00%, 5/01/15-5/01/16	55,310	62,756,061
New Jersey Trnsp Trust Fd Auth Series 2005B 5.25%, 12/15/13 (Pre-refunded/ETM)	255	276,535
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Fed Hwy Grant) NPFGC-RE Series A 5.00%, 6/15/13-6/15/14	11,520	12,372,065
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) AGM Series C 5.75%, 12/15/12	5,000	5,194,650
AMBAC Series A 5.50%, 12/15/13	7,415	8,030,148
NPFGC Series 2005B 5.25%, 12/15/13	6,125	6,607,344
NPFGC Series A 5.25%, 12/15/12-12/15/13	29,185	31,035,804
NPFGC Series B 5.25%, 12/15/14	14,605	16,231,851
NPFGC-RE Series B 5.25%, 12/15/13	5,000	5,393,750
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	14,770	17,269,380

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	41

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NJ 6.25%, 6/01/43 (Pre-refunded/ETM)	$22,020	$23,547,087
6.75%, 6/01/39 (Pre-refunded/ETM)	84,940	91,321,542

		318,762,414

New York – 8.7%
New York NY GO 5.00%, 8/01/16-8/01/17	10,765	12,660,639
5.25%, 8/01/16	17,165	20,165,442
Series 04G 5.00%, 8/01/12	21,110	21,441,005
Series 2002C 5.50%, 8/01/14 (Pre-refunded/ETM)	90	93,884
5.50%, 8/01/14	4,690	4,883,978
Series 2005 N 5.00%, 8/01/12 (Pre-refunded/ETM)	995	1,010,602
5.00%, 8/01/12	1,055	1,071,542
Series 2009 C 5.00%, 8/01/17-8/01/22	18,190	21,472,041
Series 2010B 5.00%, 8/01/19	12,145	14,661,687
Series B 5.00%, 9/01/15	10,000	11,398,400
Series C 5.00%, 1/01/15-1/01/16	15,370	17,433,337
Series D 5.00%, 2/01/15	8,800	9,838,136
Series E 5.00%, 8/01/14-8/01/16	36,490	40,503,041
Series I 5.875%, 3/15/13	35	35,141
Series J 5.00%, 3/01/17	2,355	2,614,286
New York NY Trnsl Fin Auth 5.25%, 2/01/20	1,975	2,057,002
Series 2002A 5.00%, 11/01/22-11/01/25	34,430	41,111,072
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	2,710	2,822,519
5.25%, 2/01/22 (Pre-refunded/ETM)	4,595	4,783,809
Series 2011C 5.00%, 11/01/19-11/01/25	23,420	28,017,300

42	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC Series 2003E 5.25%, 2/01/21-2/01/22	$140	$145,330
New York St Dormitory Auth (New York St Lease Cuny)
Series 2008B 5.00%, 7/01/15-7/01/16	33,770	38,690,694
Series A 5.75%, 7/01/13	700	725,081
New York St Dormitory Auth (New York St Lease Mental Hlth) NPFGC Series 1998D 5.25%, 2/15/13	115	115,229
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/19-7/01/24	25,150	28,841,193
New York St Dormitory Auth (New York St Pers Income Tax) Series 2009 G 5.00%, 3/15/19-3/15/21	13,865	16,750,055
New York St Dormitory Auth (New York Univ) NPFGC Series A 6.00%, 7/01/18	2,865	3,551,282
New York St Dormitory Auth (Orange Regl Med Ctr) 6.00%, 12/01/13-12/01/16	14,030	15,064,788
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	3,650	4,115,010
NPFGC Series A 5.00%, 4/01/21 (Pre-refunded/ETM)	4,700	4,906,095
New York St Thruway Auth (New York St Lease Thruway Svc Contract) 5.00%, 4/01/17	37,425	44,096,755
Series 2009 5.00%, 4/01/18	10,000	11,954,100
New York St Thruway Auth (New York St Pers Income Tax) AGM Series 2005A 5.00%, 3/15/18	4,210	4,749,006
New York St Thruway Auth (New York St Thruway Auth Ded Tax) NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	50,925	57,955,628

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	43

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) Series 2008 5.00%, 6/01/12	$5,935	$5,980,047

		495,715,156

North Carolina – 2.8%
North Carolina Eastern Mun Pwr Agy Series 2009 B 5.00%, 1/01/17	1,020	1,180,762
Series A 5.00%, 1/01/14-1/01/15	9,510	10,338,798
6.00%, 1/01/26 (Pre-refunded/ETM)	1,720	2,317,115
North Carolina Infra Fin Corp. COP Series A 5.00%, 2/01/13	4,295	4,464,094
AGM Series A 5.00%, 2/01/13-2/01/15	20,000	21,561,500
North Carolina Mun Pwr Agy #1 5.25%, 1/01/14	15,545	16,801,036
5.50%, 1/01/13 (Pre-refunded/ETM)	1,210	1,256,948
5.50%, 1/01/13 (Pre-refunded/ETM)	1,455	1,512,560
Series A 5.25%, 1/01/15-1/01/17	64,050	72,849,951
5.50%, 1/01/13	2,640	2,739,396
Series C 5.25%, 1/01/14-1/01/17	18,155	20,420,758
AMBAC Series A 5.25%, 1/01/15	5,490	5,675,233

		161,118,151

Ohio – 3.9%
Cincinnati OH Wtr Series A 5.00%, 12/01/15	5,780	6,653,416
Cleveland OH Arpt Sys AMBAC Series 2006 A 5.00%, 1/01/23	3,145	3,338,009
5.25%, 1/01/20	2,315	2,634,632
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(c)(e)	3,650	3,106,259
Cuyahoga Cnty OH Econ Dev (Cuyahoga Cnty OH Lease) Series 2010G 5.00%, 12/01/19-12/01/24	93,725	107,071,576

44	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Ohio Bldg Auth (Ohio Lease Adult Corr Fac) 5.00%, 4/01/12	$5,000	$5,000,000
Ohio Bldg Auth (Ohio Lease Workers Comp Fac) NPFGC-RE Series A 5.00%, 4/01/12	7,265	7,265,000
Ohio GO Series 2011A 5.00%, 8/01/20-8/01/21	57,430	70,173,851
Ohio Wtr Dev Auth (Cleveland Electric Illum) Series 2008C 7.25%, 11/01/32	6,980	7,188,283
Univ of Cincinnati OH 5.00%, 6/01/20-6/01/21	6,795	8,092,491
Univ of Toledo OH 5.00%, 6/01/21	2,610	2,993,305

		223,516,822

Oklahoma – 0.5%
Mcgee Creek Auth OK Wtr NPFGC 6.00%, 1/01/23	3,980	4,560,443
Tulsa Cnty OK IDA (Tulsa Cnty OK IDA Cap Impt) AGM Series B 5.00%, 5/15/12	26,435	26,572,198

		31,132,641

Oregon – 0.7%
Clackamas & Washington Cntys SD #3 OR GO NPFGC-RE Series B 5.00%, 6/15/12	5,190	5,239,098
Oregon Dept of Admin Svc COP Series 2009 D 5.00%, 11/01/21-11/01/23	18,535	21,646,958
NPFGC Series B 5.25%, 5/01/14 (Pre-refunded/ETM)	1,775	1,781,781
Port of Portland OR (Portland Intl Arpt) Series 2010 20C 5.00%, 7/01/23	1,405	1,556,810
Portland OR Swr Sys NPFGC Series A 5.00%, 6/15/13	5,090	5,375,040

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	45

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tri-County Met Trnsp Dist OR NPFGC 5.00%, 5/01/12	$1,280	$1,284,608
Washington Cnty OR SD #48-J GO AGM 5.00%, 6/01/13	4,600	4,849,780

		41,734,075

Pennsylvania – 5.1%
Allegheny Cnty PA Arpt Auth (Pittsburgh Intl Airport) NPFGC 5.00%, 1/01/18	1,585	1,752,741
Allegheny Cnty PA GO NPFGC Series C-54 5.375%, 11/01/18 (Pre-refunded/ETM)	3,400	3,501,660
Allegheny Cnty PA Hosp Dev Auth (Upmc Health Sys) Series 2008A 5.00%, 9/01/14	46,500	51,113,730
Series B 5.00%, 6/15/18	8,200	8,935,376
Allegheny Cnty PA Redev Auth (Pittsburgh Mills Spl Tax) 5.10%, 7/01/14	320	322,806
Central Bucks PA SD GO 5.00%, 5/15/16 (Pre-refunded/ETM)	2,045	2,390,994
NPFGC-RE 5.00%, 5/15/16	2,955	3,413,380
Pennsylvania Pub Sch Bldg Auth (Philadelphia PA SD Lease) AGM Series A 5.00%, 6/01/14	5,370	5,786,658
Pennsylvania Turnpike Comm 5.00%, 6/01/15	4,260	4,711,219
Series 2009 B 5.00%, 6/01/16-6/01/20	50,040	57,297,226
Philadelphia PA Arpt (Philadelphia Intl Airport) 5.00%, 6/15/21	6,225	7,060,644
Series 2010D 5.00%, 6/15/19-6/15/21	28,140	31,429,982
5.25%, 6/15/22-6/15/23	20,485	22,641,065
Series 2011A 5.00%, 6/15/16-6/15/19	12,650	14,238,766

46	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Philadelphia PA IDA (Univ of Pennsylvania) Series 2007 0.76%, 4/26/14(a)	$7,300	$7,199,625
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/14-9/01/20	38,650	43,076,265
Series 2009 5.125%, 9/01/22	9,080	10,041,935
Southeastern PA Trnsp Auth 5.00%, 3/01/23-3/01/24	12,245	13,923,857

		288,837,929

Puerto Rico – 4.0%
Puerto Rico Elec Pwr Auth 5.00%, 7/01/21	23,840	26,415,912
Series 2010ZZ 5.00%, 7/01/17	5,835	6,519,912
5.25%, 7/01/18	2,205	2,497,449
Puerto Rico GO Series A 5.00%, 7/01/30 (Pre-refunded/ETM)	26,560	26,866,503
Puerto Rico Govt Dev Bank Series B 5.00%, 12/01/13	3,510	3,687,290
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	7,415	7,474,765
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series M 5.50%, 7/01/13	15,205	15,971,332
AMBAC Series 2003H 5.50%, 7/01/16	5,415	5,938,847
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/21	36,000	41,544,720
Series 2009A 5.375%, 8/01/20 (Pre-refunded/ETM)	10,315	13,126,972
5.375%, 8/01/20	39,685	45,755,615
5.50%, 8/01/23	4,900	5,579,042
Univ of Puerto Rico Series P 5.00%, 6/01/12-6/01/14	13,525	14,080,909
Series Q 5.00%, 6/01/12-6/01/15	13,055	13,801,054

		229,260,322

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	47

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Rhode Island – 0.4%
Rhode Island Depositors Corp. Series A 6.375%, 8/01/22 (Pre-refunded/ETM)	$5,780	$7,869,875
AGM Series A 5.50%, 8/01/20 (Pre-refunded/ETM)	1,500	1,874,235
5.75%, 8/01/19 (Pre-refunded/ETM)	4,940	6,040,138
Rhode Island EDC (Rhode Island DOT Fed Hwy Grant) Series 2009A 5.25%, 6/15/17	7,955	9,423,493

		25,207,741

South Carolina – 0.5%
Greenville Cnty SD SC Lease 5.00%, 12/01/13-12/01/15	14,850	16,561,514
Newberry Inv IN Children SC (Newberry Cnty SC SD Lease) 5.25%, 12/01/23-12/01/25	2,315	2,440,964
Richland Cnty SC (International Paper Co.) Series A 4.60%, 9/01/12	6,365	6,457,038
South Carolina Pub Svc Auth Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	410	425,305
AGM Series 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	1,225	1,270,729
South Carolina State Public Service Authority 2002D 5.25%, 1/01/14 (Pre-refunded/ETM)	445	461,612

		27,617,162

Tennessee – 0.1%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) Series 2010 B 5.00%, 7/01/16-7/01/17	3,370	3,773,308
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	2,115	2,352,071

		6,125,379

48	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Texas – 9.1%
Austin TX Utils Sys AGM 5.00%, 11/15/13	$3,035	$3,262,413
Bell Cnty TX Hlth Fac Dev Corp. 6.50%, 7/01/19 (Pre-refunded/ETM)	1,000	1,247,880
Camino Real Regl Mob Auth TX 5.00%, 2/15/14-2/15/21	61,195	65,948,390
Series 2008 5.00%, 8/15/21	205	205,338
Clear Creek TX ISD GO Series A 5.00%, 2/15/16	1,280	1,480,947
Conroe TX ISD GO 5.00%, 2/15/16	6,260	7,021,842
Dallas Fort Worth TX Intl Arpt 5.00%, 11/01/14	2,500	2,758,950
Series 2009A 5.00%, 11/01/15	6,415	7,277,561
AMBAC Series 2003 A 5.50%, 11/01/14	2,000	2,129,860
Dallas TX GO 5.00%, 2/15/13	2,190	2,280,885
Dallas TX ISD GO 5.00%, 2/15/22	5,065	6,169,423
El Paso TX GO NPFGC-RE 5.00%, 8/15/12	5,750	5,850,740
Garland TX GO Series 2010 5.00%, 2/15/24	3,800	4,477,274
Harris Cnty TX Fld Ctl Dist GO Series A 5.25%, 10/01/20 (Pre-refunded/ETM)	1,920	2,138,438
5.25%, 10/01/22 (Pre-refunded/ETM)	4,795	5,340,527
5.25%, 10/01/23 (Pre-refunded/ETM)	5,255	5,852,861
Harris Cnty TX GO 5.25%, 10/01/24 (Pre-refunded/ETM)	3,660	4,076,398
5.25%, 10/01/24	10,340	11,391,785
Series 2010 A 5.00%, 10/01/23-10/01/25	17,570	20,982,931

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	49

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Houston TX Arpt Sys Series 2009 A 5.00%, 7/01/21	$2,090	$2,373,320
Houston TX Wtr & Swr Sys AMBAC Series B 5.75%, 12/01/16 (Pre-refunded/ETM)	3,000	3,108,060
5.75%, 12/01/17 (Pre-refunded/ETM)	2,000	2,072,040
Lower Colorado River Auth TX 5.00%, 5/15/22-5/15/24	50,085	57,661,682
AGM Series 1999 A 5.875%, 5/15/16	2,330	2,338,365
North Texas Tollway Auth TX (North Texas Tollway) Series 2008H 5.00%, 1/01/42	5,000	5,162,150
North Texas Tollway Auth TX (Texas St Hwy Fund Third Tier) Series 2011D 5.00%, 9/01/24	5,000	5,691,200
5.25%, 9/01/25-9/01/26	35,810	41,183,001
Plano TX GO 5.00%, 9/01/13	5,045	5,376,507
Retama TX Dev Corp. 8.75%, 12/15/13 (Pre-refunded/ETM)	2,045	2,327,496
8.75%, 12/15/14 (Pre-refunded/ETM)	3,860	4,682,913
8.75%, 12/15/15 (Pre-refunded/ETM)	1,200	1,540,752
SA Energy Acq Pub Fac Corp. Gas (Goldman Sachs Group, Inc.) 5.25%, 8/01/15	1,880	2,069,805
San Antonio TX Elec & Gas 5.00%, 2/01/20-2/01/21	52,355	62,407,333
5.375%, 2/01/13	5,000	5,213,600
San Antonio TX GO NPFGC-RE Series 2006 5.25%, 8/01/12	5,000	5,082,800
San Antonio TX Wtr Series 2011A 3.00%, 5/15/13	1,150	1,185,156
5.00%, 5/15/23-5/15/26	21,200	25,083,479
Spring TX ISD GO 5.00%, 8/15/20-8/15/21	8,365	10,225,583
Tarrant Cnty TX Cult Ed Fac Fin Corp. (Buckingham Senior Living) 5.25%, 11/15/16	1,160	1,204,637

50	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Tarrant Cnty TX Hlth Fac Dev AMBAC Series A 5.125%, 9/01/12 (Pre-refunded/ETM)	$645	$658,042
Texas A & M Univ Series 2009 D 5.00%, 5/15/18	2,000	2,413,940
Texas GO 5.00%, 10/01/22-10/01/25	47,335	57,286,057
Texas Mun Pwr Agy NPFGC Zero Coupon, 9/01/13	2,345	2,310,341
Texas PFA (Texas Lease Bldg & Procur) AMBAC 5.00%, 2/01/15	5,000	5,499,800
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(f)	8,270	8,312,839
Texas Trnsp Comm (Texas St Hwy Fund First Tier) 5.00%, 4/01/14-4/01/16	14,985	17,025,891
Series 2007 5.00%, 4/01/24	8,380	9,602,977
Univ of Texas Series D 5.00%, 8/15/14	5,850	6,472,206

		515,466,415

Virginia – 0.0%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	1,965	2,101,391

Washington – 7.4%
Central Puget Sound WA RTA AMBAC Series A 5.00%, 11/01/18	1,015	1,127,513
Chelan Cnty WA PUD #1 Series 2011A 5.00%, 7/01/20	3,110	3,580,667
Series 2011B 5.00%, 7/01/21	5,000	5,766,800
5.25%, 7/01/22	3,455	4,011,600
Cowlitz Cnty WA Spl Swr (Cowlitz Cnty WA Special Swr) NPFGC-RE 5.50%, 11/01/19	1,435	1,617,389

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	51

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/17	$2,625	$3,118,474
Series 2012A 5.00%, 7/01/18-7/01/21(g)	92,520	111,839,418
Series A 5.00%, 7/01/12-7/01/14	11,255	12,037,856
5.50%, 7/01/13	3,840	4,086,758
Series C 5.00%, 7/01/14-7/01/16	19,010	21,265,490
Series D 5.00%, 7/01/13	5,060	5,353,834
AMBAC Series A 5.00%, 7/01/18	5,040	5,653,872
NPFGC Series A 5.25%, 7/01/13	6,545	6,945,358
5.50%, 7/01/12	1,945	1,970,071
5.75%, 7/01/17-7/01/18	9,455	9,573,017
Grant Cnty WA PUD #2 Series 2011A 5.00%, 1/01/20-1/01/23	13,725	16,317,634
King Cnty WA SD #001 GO Series A 5.00%, 12/01/12-12/01/13	53,690	56,125,088
King Cnty WA Swr Series 2011B 5.00%, 1/01/23	4,415	5,227,228
Port of Seattle WA 5.00%, 6/01/22	1,995	2,309,911
Series 2010C 5.00%, 2/01/17	2,590	2,934,133
Seattle WA Mun Light & Pwr AGM 5.00%, 8/01/13	10,060	10,679,193
Tacoma WA Elec Sys AGM 5.00%, 1/01/15	20,945	23,144,853
Washington St GO Series 2003A 5.00%, 7/01/13 (Pre-refunded/ETM)	5,000	5,058,300
5.00%, 7/01/13 (Pre-refunded/ETM)	55	58,237
Series A 5.00%, 7/01/13	10,330	10,932,549

52	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series C 5.00%, 7/01/14	$27,730	$30,547,368
AGM 5.00%, 7/01/15	5,405	6,154,187
AGM Series 2007A 5.00%, 7/01/14	6,260	6,898,958
AGM Series B 5.00%, 7/01/13	5,785	6,121,687
AGM Series D 5.00%, 1/01/14	2,655	2,867,241
AMBAC 5.00%, 1/01/13-1/01/14	26,335	27,657,791
AMBAC Series C 5.00%, 1/01/16	7,770	8,930,139
NPFGC Series 2003R 5.00%, 7/01/13	2,025	2,143,118

		422,055,732

Wisconsin – 1.0%
Wisconsin GO NPFGC Series 1 5.25%, 5/01/13	4,545	4,787,794
NPFGC Series A 5.00%, 5/01/13	12,570	13,207,802
NPFGC Series B 5.00%, 5/01/13	4,750	4,990,492
NPFGC-RE Series 3 5.25%, 5/01/13	5,500	5,793,810
Wisconsin Trnsp Auth (Wisconsin Trnsp Auth Spl Tax) AGM Series A 5.25%, 7/01/14-7/01/16	12,610	14,642,136
AMBAC Series B 5.00%, 7/01/13	4,270	4,517,404
NPFGC-RE 5.00%, 7/01/16	6,885	8,035,208
NPFGC-RE Series I 5.00%, 7/01/17	2,000	2,388,320

		58,362,966

Total Long-Term Municipal Bonds (cost $4,881,271,143)		5,163,581,080

Short-Term Municipal Notes – 3.3%
Alaska – 0.1%
Valdez AK Marine Terminal (Exxon Mobil Corp.) Series 1993B 0.16%, 12/01/33(h)	5,000	5,000,000

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	53

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

California – 0.4%
California Hlth Fac Fin Auth (Adventist Health Sys/West) 0.14%, 9/01/25(h)	$3,670	$3,670,000
California Statewide CDA (Rady Children’s Hosp) 0.15%, 8/15/47(h)	16,900	16,900,000
Sacramento Cnty CA Santn Dist Fing Auth (Sacramento Regl Cnty Santn Dist CA) 0.18%, 12/01/36(h)	2,075	2,075,000

		22,645,000

Connecticut – 0.0%
Connecticut Hlth & Ed Fac Auth (Yale Univ) Series 2001V-1 0.17%, 7/01/36(h)	1,000	1,000,000

Mississippi – 1.4%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.15%, 11/01/35(h)	11,100	11,100,000
0.19%, 11/01/35(h)	19,070	19,070,000
Series 2009 C 0.20%, 12/01/30(h)	18,720	18,720,000
Series 2009 F 0.17%, 12/01/30(h)	2,900	2,900,000
Series 2009g 0.15%, 12/01/30(h)	5,620	5,620,000
Series 2010C 0.16%, 12/01/30(h)	11,500	11,500,000
Series 2010L 0.17%, 11/01/35(h)	9,900	9,900,000

		78,810,000

New York – 0.3%
New York NY Trnsl Fin Auth 0.23%, 11/01/22(h)	15,870	15,870,000

Texas – 1.1%
Harris Cnty TX Cult Ed Fac Fin Corp. (Texas Medical Center) Series 2010B-1 0.18%, 9/01/31(h)	8,300	8,300,000
Lower Neches Valley Auth TX (Exxon Mobil Corp.) 0.16%, 11/01/38(h)	55,000	55,000,000

54	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2003A-2 0.16%, 8/01/22(h)	$1,200	$1,200,000

		64,500,000

Total Short-Term Municipal Notes (cost $187,825,000)		187,825,000

Total Municipal Obligations (cost $5,069,096,143)		5,351,406,080

CORPORATES-INVESTMENT GRADES – 3.5%
Financial Institutions – 1.9%
Banking – 1.4%
Bank of America Corp. 7.375%, 5/15/14	6,365	6,909,398
Capital One Financial Corp. 2.125%, 7/15/14	12,974	13,047,952
Citigroup, Inc. 2.65%, 3/02/15	8,033	8,031,538
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	5,430	5,708,211
5.25%, 10/15/13	20,300	21,249,269
JPMorgan Chase & Co. 1.875%, 3/20/15	1,860	1,864,749
2.05%, 1/24/14	8,878	9,031,838
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	15,218	15,648,152

		81,491,107

Finance – 0.5%
General Electric Capital Corp. 2.15%, 1/09/15	27,608	28,200,440

		109,691,547

Industrial – 1.6%
Communications - Telecommunications – 0.5%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	4,726	5,111,329
7.375%, 11/15/13	2,453	2,703,613
Verizon Communications, Inc. 1.95%, 3/28/14	20,918	21,428,755
5.25%, 4/15/13	1,676	1,757,085

		31,000,782

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 6.50%, 11/15/13	13,794	15,022,190

Industrial – 0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	23,306	25,363,827

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	55

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Technology – 0.3%
Hewlett-Packard Co. 1.55%, 5/30/14	$3,543	$3,568,687
International Business Machines Corp. 0.55%, 2/06/15	14,866	14,788,444

		18,357,131

		89,743,930

Utility – 0.0%
Electric – 0.0%
Exelon Generation Co LLC 5.35%, 1/15/14	1,229	1,317,928

Total Corporates-Investment Grades (cost $198,730,756)		200,753,405

GOVERNMENTS-TREASURIES – 1.5%
U.S. Treasury – 1.5%
U.S. Treasury Notes 0.375%, 6/30/13 (cost $81,217,930)	81,325	81,433,000

SHORT-TERM INVESTMENTS – 1.6%
Time Deposit – 1.6%
State Street Time Deposit 0.01%, 4/02/12 (cost $92,774,028)	92,774	92,774,028

Total Investments – 100.6% (cost $5,441,818,857)		5,726,366,513
Other assets less liabilities – (0.6)%		(32,104,104)

Net Assets – 100.0%		$5,694,262,409

(a)	Floating Rate Security. Stated interest rate was in effect at March 31, 2012.

(b)	Security is in default and is non-income producing.

(c)	Illiquid security.

(d)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)	Fair valued.

(f)	Variable rate coupon, rate shown as of March 31, 2012.

(g)	When-Issued or delayed delivery security.

(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of March 31, 2012, the Fund held 22.9% of net assets in insured bonds (of this amount 8.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

56	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

CDD – Community Development District

COP – Certificate of Participation

CSD – Central/Community School District

DOT – Department of Transportation

EDA – Economic Development Agency

EDC – Economic Development Corporation

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GAN – Grant Anticipation Note

GO – General Obligation

HFA – Housing Finance Authority

IDA – Industrial Development Authority/Agency

ISD – Independent School District

LID – Local Improvement District

MFHR – Multi-Family Housing Revenue

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PCR – Pollution Control Revenue Bond

PFA – Public Finance Authority

PFC – Passenger Facility Charge

PUD – Public Utility District

RTA – Regional Transportation Authority

SD – School District

SFMR – Single Family Mortgage Revenue

SID – Special Improvement District

USD – Unified School District

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	57

Intermediate Diversified Municipal Portfolio—Portfolio of Investments

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

PORTFOLIO OF INVESTMENTS

March 31, 2012 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 97.9%
New York – 75.5%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/16-12/15/22	$13,090	$14,768,180
Albany Cnty NY GO NPFGC-RE 5.00%, 10/01/12	205	209,813
Erie Cnty NY Fiscal Stability Auth (Erie Cnty NY Sales Tax) Series 2011C 5.00%, 12/01/23	5,925	7,048,795
Erie Cnty NY IDA (Buffalo NY SD) 5.00%, 5/01/22	5,800	6,710,484
AGM 5.00%, 5/01/14	1,120	1,215,155
5.75%, 5/01/24	1,520	1,661,953
AGM Series A 5.00%, 5/01/16	1,210	1,377,815
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	6,360	7,122,246
NPFGC Series F 5.00%, 5/01/13-5/01/16	34,690	38,349,818
Metropolitan Trnsp Auth NY Series 2010D 5.25%, 11/15/24	10,755	12,482,145
Series 2010G 5.00%, 11/15/21	9,305	10,994,695
5.25%, 11/15/22-11/15/26	33,880	39,450,024
Series 2011C 5.00%, 11/15/24	2,890	3,340,782
Series 2011D 5.00%, 11/15/22-11/15/25	11,775	13,754,791
Series B 5.00%, 11/15/16-11/15/17	6,645	7,689,031
AMBAC Series A 5.50%, 11/15/18	5,325	5,478,253
AMBAC Series B 5.00%, 7/01/20 (Pre-refunded/ETM)	535	536,562
Metropolitan Trnsp Auth NY (Metro Trnsp Auth NY Ded Tax) AGM Series 2002A 5.25%, 11/15/12	7,425	7,653,987
NPFGC Series A 5.25%, 11/15/13	2,660	2,868,677

58	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC-RE Series A 5.25%, 11/15/15-11/15/16	$12,965	$15,266,540
Nassau Cnty NY GO 5.00%, 4/01/21-4/01/22	5,915	6,817,636
NPFGC-RE Series A 6.00%, 7/01/12-7/01/13	2,000	2,073,480
Nassau Cnty NY Interim Fin Auth (Nassau Cnty NY Sales Tax) AMBAC 5.375%, 11/15/15-11/15/16	1,100	1,103,793
AMBAC Series B 5.00%, 11/15/14	3,595	3,838,993
AMBAC Series H 5.25%, 11/15/13	1,745	1,883,064
New York NY GO 5.00%, 8/01/13-10/01/24	26,945	30,412,280
5.25%, 9/01/14-9/01/16	17,910	20,528,460
Series 04G 5.00%, 8/01/12	3,910	3,971,309
Series 1993E 5.00%, 8/01/23	6,855	8,128,179
Series 2002C 5.50%, 8/01/13-8/01/14	14,645	15,260,124
5.50%, 8/01/13 (Pre-refunded/ETM)	150	156,473
5.50%, 8/01/14 (Pre-refunded/ETM)	130	135,610
Series 2003A 5.25%, 8/01/17	4,990	5,286,156
5.25%, 8/01/17 (Pre-refunded/ETM)	715	761,761
Series 2005M 5.00%, 4/01/12	4,530	4,530,000
5.00%, 4/01/12 (Pre-refunded/ETM)	3,610	3,610,000
Series 2011A 5.00%, 8/01/26	14,275	16,456,220
Series C 5.00%, 1/01/16	4,410	5,043,937
5.50%, 9/15/19 (Pre-refunded/ETM)	1,000	1,075,790
Series E 5.00%, 8/01/16	5,500	6,403,485
Series I 5.00%, 8/01/14	2,700	2,975,184
AGM 5.25%, 8/01/14	1,750	1,940,610
NPFGC 5.00%, 8/01/16	2,350	2,582,603
NPFGC-RE 5.00%, 8/01/13	2,750	2,920,390

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	59

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York NY Hlth & Hosp Corp. Series 2008A 5.00%, 2/15/14	$10,215	$11,016,980
New York NY IDA (Magen David Yeshivah) ACA 4.99%, 6/15/13(a)	2,305	2,120,600
New York NY Mun Wtr Fin Auth 5.00%, 6/15/19-6/15/26	49,525	57,351,349
Series FF 5.00%, 6/15/25	24,730	28,709,057
New York NY Tfa Bldg Aid Series 2011 S-1A 5.00%, 7/15/25	4,420	5,119,642
New York NY Trnsl Fin Auth 5.00%, 11/01/12-2/01/24	39,300	43,937,034
5.25%, 8/01/14	1,300	1,441,908
5.25%, 2/01/20 (Pre-refunded/ETM)	6,310	6,571,991
Series 2003E 5.25%, 2/01/21 (Pre-refunded/ETM)	1,965	2,046,587
Series 2004C 5.25%, 2/01/13 (Pre-refunded/ETM)	4,300	4,476,687
5.25%, 2/01/13	710	739,657
5.25%, 2/01/21 (Pre-refunded/ETM)	3,630	3,952,562
Series 2006A 5.00%, 8/01/13	25	26,556
Series 2011A-1 5.00%, 11/01/23	15,315	18,340,785
NPFGC 5.00%, 8/01/13 (Pre-refunded/ETM)	18,175	19,328,749
5.25%, 2/01/20	115	119,725
NPFGC Series 2003E 5.25%, 2/01/21	35	36,346
NPFGC-RE 5.00%, 11/01/13	18,405	19,757,031
5.50%, 11/01/13	7,075	7,284,066
New York NY Trst for Cult Res (Lincoln Center Performing Arts) 5.75%, 12/01/16	22,790	26,805,826
New York NY Trst for Cult Res (Whitney Museum of American Art) 5.00%, 7/01/21	4,680	5,426,039
New York St Dormitory Auth 5.375%, 7/01/19 (Pre-refunded/ETM)	1,400	1,417,598
Series B 5.25%, 11/15/23 (Pre-refunded/ETM)	4,960	4,988,520

60	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

NPFGC 5.20%, 2/15/16 (Pre-refunded/ETM)	$1,000	$1,133,540
New York St Dormitory Auth (Brookdale Hospital Med Ctr) NPFGC 5.20%, 2/15/14	1,140	1,143,523
New York St Dormitory Auth (Ithaca College) 5.00%, 7/01/17	12,195	13,233,404
New York St Dormitory Auth (Montefiore Medical Center) 5.00%, 8/01/14	1,000	1,072,050
New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	1,360	1,539,343
New York St Dormitory Auth (Mt Sinai School of Medicine) 5.00%, 7/01/19	4,390	5,025,101
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	1,500	1,545,675
New York St Dormitory Auth (New York St Lease Mental Hlth) 5.00%, 2/15/15-2/15/16	26,330	29,800,499
AGM 5.00%, 2/15/16	3,830	4,379,413
NPFGC 5.00%, 8/15/17	480	480,326
NPFGC Series 1998D 5.25%, 2/15/13	110	110,219
New York St Dormitory Auth (New York St Lease Secured Hosp) 4.00%, 2/15/13-8/15/15	9,160	9,665,649
New York St Dormitory Auth (New York St Lease Svc Contract) Series 2009 A 5.00%, 7/01/22	6,050	7,006,868
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 2/15/13-2/15/19	69,600	79,839,821
Series 2008 A 5.00%, 3/15/20	4,750	5,609,465
Series 2009 D 5.00%, 6/15/18-6/15/20	9,230	11,088,846
Series G 5.00%, 3/15/17-3/15/18	15,885	18,855,488

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	61

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGM 5.00%, 3/15/13	$2,525	$2,638,650
AMBAC 5.00%, 3/15/15	1,650	1,856,597
NPFGC-RE 5.50%, 3/15/14	4,750	4,975,055
New York St Dormitory Auth (New York Univ) NPFGC 5.75%, 7/01/12	1,540	1,560,790
NPFGC Series A 6.00%, 7/01/18	1,000	1,239,540
New York St Dormitory Auth (State Univ of New York) Series 2011A 5.00%, 7/01/24	3,125	3,692,438
New York St Dormitory Auth (Winthrop So Nassau Univ Hlth) AMBAC Series A 5.25%, 7/01/18	1,000	1,005,500
AMBAC Series B 5.25%, 7/01/19	1,325	1,331,705
New York St Dormitory Auth (Wyckoff Heights Medical Ctr) NPFGC 5.20%, 2/15/16	5,820	5,837,984
New York St Energy Res & Dev Auth (New York St Elec and Gas Corp.) NPFGC Series 2010 C 0.663%, 4/01/34(a)(b)(c)	17,725	13,718,530
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) 5.00%, 6/15/14-6/15/25	27,340	29,614,837
Series 2009 A 5.25%, 6/15/24	7,300	8,850,082
New York St Envrn Fac Corp. (New York St Pers Income Tax) NPFGC-RE 5.00%, 12/15/23	1,060	1,171,342
New York St Liberty Corp. (National Sports Museum Proj) 6.125%, 2/15/19(a)(d)	1,980	20
New York St Loc Gov Asst Corp. 5.00%, 4/01/18-4/01/20	22,670	26,967,071
AGM 0.03%, 4/01/17(a)(b)(c)	7,675	7,126,828
5.00%, 4/01/13	4,230	4,431,052

62	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

New York St Mortgage Agy SFMR (New York St Mortgage Agy) 4.50%, 4/01/23	$410	$406,433
New York St Pwr Auth NPFGC 5.00%, 11/15/16	6,180	7,288,816
New York St Thruway Auth AGM Series 2005A 5.00%, 3/15/18 (Pre-refunded/ETM)	895	1,009,023
New York St Thruway Auth (New York St Pers Income Tax) 5.00%, 3/15/14-3/15/16	10,950	12,560,839
Series 2010A 5.00%, 3/15/24-3/15/25	21,960	26,246,754
AGM 5.00%, 3/15/14-3/15/15	8,840	9,817,552
AGM Series 2005A 5.00%, 3/15/18	1,035	1,167,511
AMBAC 5.00%, 3/15/15	10,170	11,443,386
New York St Thruway Auth (New York St Thruway Auth Ded Tax) 5.00%, 4/01/17	21,620	25,474,197
Series 2012A 5.00%, 4/01/25	18,980	22,164,844
AGM 5.00%, 4/01/12	1,415	1,415,000
AGM Series 5B 5.00%, 4/01/14	64,440	70,193,203
AMBAC 5.25%, 4/01/14	3,190	3,491,264
NPFGC 5.00%, 4/01/24	1,060	1,160,636
5.25%, 4/01/12-4/01/14	13,930	14,684,024
NPFGC-RE Series B 5.00%, 4/01/13-4/01/16	27,135	29,509,644
New York St Thruway Auth (New York St Thruway Gen Toll Road) AMBAC 5.00%, 1/01/13-1/01/14	12,285	12,995,464
New York St UDC (New York St Lease Svc Contract) 5.00%, 1/01/19	3,525	4,099,822
New York St UDC (New York St Pers Income Tax) 5.00%, 3/15/16	2,045	2,365,104

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	63

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AMBAC 5.00%, 12/15/20	$6,265	$7,101,440
Newburgh NY CSD GO 4.75%, 6/29/12	4,275	4,275,043
Niagara Falls NY Bridge Comm FGIC 6.30%, 10/01/12 (Pre-refunded/ETM)	4,670	4,808,279
Port Authority of NY & NJ NPFGC-RE 5.00%, 12/01/19	15,290	16,767,167
XLCA 5.00%, 10/01/19	3,700	4,126,832
XLCA Series CONS 143rd 5.00%, 10/01/17	6,370	7,149,115
Suffolk Cnty NY EDA (Catholic Hlth Svcs of Long Island) 5.00%, 7/01/16-7/01/17	2,900	3,292,750
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	12,365	13,524,219
Series 2008 5.00%, 6/01/12	8,000	8,060,720
Tompkins Cnty NY IDA (Ithaca College) 5.00%, 7/01/16	2,665	2,946,504
Triborough Brdg & Tunl Auth NY 5.00%, 11/15/15-11/15/19	40,235	47,236,904
5.25%, 11/15/12-11/15/13	14,455	15,300,493
5.50%, 1/01/17 (Pre-refunded/ETM)	9,370	10,472,380
Series 2011A 5.00%, 1/01/27	7,000	8,181,180
NPFGC 5.125%, 1/01/18 (Pre-refunded/ETM)	8,165	8,186,392
5.25%, 11/15/15	3,145	3,638,859
Troy Res Corp. (Rensselaer Polytechnic Institute.) 5.00%, 9/01/16-9/01/21	7,490	8,394,560
Series 2010B 5.00%, 9/01/17-9/01/18	9,100	10,326,412
Ulster Cnty NY IDA (Kingston Regl Sr Lvg Corp.) 5.25%, 9/15/16	975	817,138
Yonkers NY GO Series 2011A 5.00%, 10/01/14-10/01/16	4,555	4,927,078
NPFGC 5.00%, 8/01/12-8/01/14	7,925	8,266,555

		1,379,731,365

64	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Alabama – 0.7%
Alabama Pub Sch & Clg Auth Series B 5.00%, 5/01/18	$11,055	$13,215,479

Arizona – 0.0%
Pima Cnty AZ IDA (Horizon Learning Ctr) 4.45%, 6/01/14	420	417,673

California – 3.0%
California Econ Recovery (California Econ Rec Spl Tax)
Series 2009A 5.25%, 7/01/21	5,000	5,949,200
Series A 5.00%, 7/01/18-7/01/20	27,975	33,454,744
California Statewide CDA (California General Fund Obl)
Series 2009 5.00%, 6/15/13	13,250	13,962,320
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009 E 5.00%, 5/01/21	1,280	1,479,117

		54,845,381

Colorado – 0.1%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series D 7.75%, 11/15/13	340	353,916
Todd Creek Farms Met Dist #1 CO 5.60%, 12/01/14(a)	2,765	1,520,750

		1,874,666

District of Columbia – 0.4%
Metro Washington Arpt Auth VA 5.00%, 10/01/19-10/01/21	5,795	6,638,268

Florida – 5.6%
Beacon Tradeport CDD FL Series B 7.125%, 5/01/22	1,180	1,204,933
Citizens Ppty Ins Corp. FL Series 2009A1 6.00%, 6/01/16	32,680	37,169,578
Series 2010A 5.00%, 6/01/16	7,230	7,954,446

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	65

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Dupree Lakes CDD FL 6.83%, 11/01/15	$335	$327,680
Durbin Crossing CDD FL Series 1 5.25%, 11/01/15(a)	2,635	1,950,164
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	16,355	19,378,222
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/15	13,660	15,134,870
Heritage Plantation CDD FL Series B 5.10%, 11/01/13(a)(d)	955	286,500
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,270	1,407,211
AGM Series A 5.00%, 10/01/16	3,500	3,869,565
Live Oak CDD FL Series 2010 7.36%, 11/01/20	515	552,116
Miami Beach FL Hlth Fac Auth (Mt. Sinai Medical Center FL) 6.75%, 11/15/24	3,300	3,506,910
Miami-Dade Cnty FL Aviation (Miami-Dade Intl Airport) 5.75%, 10/01/20	1,595	1,902,676
Midtown Miami CDD FL Series 04A 6.00%, 5/01/24	1,165	1,172,141
Overoaks CDD FL Series 2010A-1 6.125%, 5/01/35(a)	90	92,744
Series 2010A-2 6.125%, 5/01/35(a)(e)	200	159,706
Series 2010B 5.125%, 5/01/17(a)(e)	455	409,932
Series 4B 5.125%, 5/01/09(a)(f)	185	– 0	–
Parkway Center CDD FL Series B 5.625%, 5/01/14	1,485	1,327,590
Polk Cnty FL SD Sales Tax AGM 5.00%, 10/01/16	2,665	3,031,384

66	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sterling Hill CDD FL Series B 5.50%, 12/31/49(a)(d)	$160	$96,000
Venetian CDD FL Series B 5.95%, 5/01/12	170	169,975
Verano CDD FL Series B 5.00%, 11/01/13	1,645	1,544,392

		102,648,735

Georgia – 0.4%
Main Street Nat Gas, Inc. (JP Morgan Chase) Series A 5.00%, 3/15/17	6,975	7,829,995

Guam – 0.1%
Guam COP Series 2010A 6.00%, 12/01/20	1,625	1,693,868

Illinois – 0.5%
Bolingbrook IL Sales Tax 5.75%, 1/01/15	1,090	818,001
Cortland IL Spl Tax (Sheaffer Sys Proj Assmt) 5.50%, 3/01/17(a)	1,307	737,449
Cortland IL SSA #10 5.125%, 3/01/14(g)	2,545	1,272,500
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	1,620	1,615,966
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	3,950	3,951,501

		8,395,417

Indiana – 0.7%
Indiana Bond Bank Gas (JP Morgan Chase) 5.25%, 10/15/18-10/15/21	10,745	12,215,589

Louisiana – 0.1%
Isabella Lakes CDD LA 6.00%, 8/01/22(a)(d)	1,515	454,500
Juban Parc LA CDD (Juban Parc CDD LA) 5.15%, 10/01/14(a)(d)	1,155	381,150

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	67

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Whispering Springs CDD LA 5.20%, 10/01/21(a)(d)	$1,500	$345,000

		1,180,650

Nevada – 0.8%
Clark Cnty NV Arpt (McCarran Airport) AGM Series C 2009 5.00%, 7/01/23	7,400	8,264,690
Clark Cnty NV SD GO Series B 5.00%, 6/15/17	3,620	4,233,337
Las Vegas NV SID #607 (Las Vegas NV Sid #607 Providence) 5.35%, 6/01/12	1,345	1,346,385

		13,844,412

New Jersey – 0.1%
New Jersey Trnsp Trust Fd Auth (New Jersey Trnsp Trust Fund) Series 2011A 5.00%, 6/15/21	2,195	2,591,878

North Carolina – 0.4%
North Carolina Eastern Mun Pwr Agy 5.00%, 1/01/15	1,475	1,628,651
5.375%, 1/01/17	2,285	2,353,458
North Carolina Mun Pwr Agy #1 Series A 5.25%, 1/01/17	2,290	2,686,170

		6,668,279

Ohio – 0.3%
Columbiana Cnty Port Auth OH (Liberty Waste Trnsp LLC) Series A 7.00%, 8/01/21(a)(f)	1,230	1,046,767
Ohio Air Quality Dev Auth (Cleveland Electric Illum) 7.25%, 11/01/32	4,905	5,051,365

		6,098,132

Pennsylvania – 1.0%
Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.00%, 9/01/16-9/01/21	14,925	16,552,057
5.25%, 9/01/23	2,075	2,288,186

		18,840,243

Puerto Rico – 6.4%
Puerto Rico Elec Pwr Auth 5.25%, 7/01/13-7/01/15	12,425	13,357,738

68	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

5.50%, 7/01/16-7/01/19	$15,645	$17,853,486
Series 2010AAA 5.25%, 7/01/21	8,575	9,653,907
Series 2010ZZ 5.25%, 7/01/22	7,900	8,839,942
NPFGC 5.50%, 7/01/16	3,695	4,187,691
Puerto Rico GO 5.00%, 7/01/13	4,980	5,200,464
5.25%, 7/01/14	1,305	1,401,348
Puerto Rico Govt Dev Bank 5.00%, 12/01/12-12/01/14	9,390	9,697,609
Series B 5.00%, 12/01/13	4,410	4,632,749
NPFGC Series 2009 4.75%, 12/01/15	7,460	7,666,940
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 4.082%, 7/01/28(c)	1,090	900,057
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	1,000	1,009,590
5.75%, 7/01/15	4,245	4,702,611
Puerto Rico Sales Tax Fin Corp. 5.50%, 8/01/22	23,245	26,677,589
Univ of Puerto Rico 5.00%, 6/01/13	1,015	1,056,940

		116,838,661

Tennessee – 1.0%
Tennessee Energy Acq Corp. Gas (Goldman Sachs Group, Inc.) Series A 5.25%, 9/01/21	17,375	19,322,564

Virginia – 0.1%
Broad Street CDA VA 7.125%, 6/01/15 (Pre-refunded/ETM)	999	1,068,341

Washington – 0.7%
Port of Seattle WA 5.00%, 2/01/21	11,010	12,540,940

Total Municipal Obligations (cost $1,686,437,207)		1,788,500,536

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	69

Intermediate New York Municipal Portfolio—Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

CORPORATES-INVESTMENT GRADES – 0.2%
Financial Institutions – 0.1%
Banking – 0.1%
Capital One Financial Corp. 2.15%, 3/23/15	$1,500	$1,502,316

Industrial – 0.1%
Industrial – 0.1%
Hewlett-Packard Co. 6.125%, 3/01/14	2,138	2,326,777

Total Corporates – Investment Grades (cost $3,826,066)		3,829,093

TIME DEPOSIT – 0.7%
State Street Time Deposit 0.01%, 4/02/12 (cost $12,950,513)	12,951	12,950,513

Total Investments – 98.8% (cost $1,703,213,786)		1,805,280,142
Other assets less liabilities – 1.2%		21,756,317

Net Assets – 100.0%		$1,827,036,459

(a)	Illiquid security.

(b)	An auction rate security whose interest rate resets at each auction date. Auctions are typically held every week or month. The rate shown is as of March 31, 2012 and the aggregate market value of these securities amounted to $20,845,358 or 1.14% of net assets.

(c)	Variable rate coupon, rate shown as of March 31, 2012.

(d)	Security is in default and is non-income producing.

(e)	Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)	Fair valued.

(g)	Defaulted.

As of March 31, 2012, the Fund held 24.2% of net assets in insured bonds (of this amount 3.5% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

70	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Intermediate New York Municipal Portfolio—Portfolio of Investments

Glossary:

ACA	– ACA Financial Guaranty Corporation
AGM	– Assured Guaranty Municipal
AMBAC	– Ambac Assurance Corporation
CDA	– Community Development Authority
CDD	– Community Development District
COP	– Certificate of Participation
CSD	– Central/Community School District
EDA	– Economic Development Agency
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDA	– Industrial Development Authority/Agency
NPFGC	– National Public Finance Guarantee Corporation
SD	– School District
SFMR	– Single Family Mortgage Revenue
SID	– Special Improvement District
SSA	– Special Services Area
UDC	– Urban Development Corporation
XLCA	– XL Capital Assurance Inc.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	71

Intermediate New York Municipal Portfolio—Portfolio of Investments

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2012 (unaudited)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Assets
Investments in securities, at value	$1,144,146,514	$5,726,366,513	$1,805,280,142
Receivables:
Interest	16,150,566	69,282,544	23,193,512
Investment securities sold	183,613	430,000	250,000
Capital shares sold	2,826,754	18,552,462	3,244,483

Total assets	1,163,307,447	5,814,631,519	1,831,968,137

Liabilities
Payables:
Dividends to shareholders	1,129,925	5,058,656	1,752,466
Investment securities purchased	9,771,410	104,389,554	– 0	–
Capital shares redeemed	4,296,066	7,759,167	2,026,861
Management fee	496,252	2,137,251	767,292
Shareholder servicing fee	90,970	429,363	136,349
Distribution fee	42,532	291,311	119,951
Transfer Agent fee	17,144	54,295	21,961
Accrued expenses	52,591	249,513	106,798

Total liabilities	15,896,890	120,369,110	4,931,678

Net Assets	$1,147,410,557	$5,694,262,409	$1,827,036,459

Cost of investments	$1,082,079,003	$5,441,818,857	$1,703,213,786

Net Assets Consist of:
Capital stock, at par	$77,739	$385,645	$125,866
Additional paid-in capital	1,091,443,810	5,405,332,550	1,731,394,618
Distributions in excess of net investment income	(196,679)	(355,164)	(150,459)
Accumulated net realized gain (loss) on investment transactions	(5,981,824)	4,351,722	(6,399,922)
Net unrealized appreciation of investments	62,067,511	284,547,656	102,066,356

	$1,147,410,557	$5,694,262,409	$1,827,036,459

See notes to financial statements.

72	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Assets and Liabilities

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,033,608,634	$4,889,311,632	$1,545,484,187
Shares of capital stock outstanding	70,028,092	331,148,993	106,464,103

Net asset value and offering price per share	$14.76	$14.76	$14.52

Class A Shares
Net Assets	$90,921,780	$663,759,855	$203,521,298
Shares of capital stock outstanding	6,160,253	44,937,190	14,024,866

Net asset value and redemption price per share	$14.76	$14.77	$14.51
Sales charge—3.00% of public offering price	0.46	0.46	0.64

Maximum offering price	$15.22	$15.23	$15.15

Class B Shares
Net Assets	$84,290	$688,634	$665,811
Shares of capital stock outstanding	5,711	46,608	45,903

Net asset value and offering price per share	$14.76	$14.78	$14.50

Class C Shares
Net Assets	$22,795,853	$140,502,288	$77,365,163
Shares of capital stock outstanding	1,544,642	9,512,659	5,330,628

Net asset value and offering price per share	$14.76	$14.77	$14.51

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	73

Statement of Assets and Liabilities

STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2012 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Income:
Interest	$21,063,273		$95,388,020	$33,263,292

Expenses:
Management fee (see Note 2A)	2,816,268		12,145,060	4,388,366
Shareholder servicing fee (see Note 2B)	522,751		2,467,630	786,983
Custodian fee	99,308		146,769	109,319
Transfer Agent fee—Non-Retail Class	13,063		66,195	21,862
Transfer Agent fee—Class A	16,570		72,277	32,596
Transfer Agent fee—Class B	34		281	302
Transfer Agent fee—Class C	5,267		17,389	12,867
Distribution fees—Class A	109,420		882,069	292,272
Distribution fees—Class B	730		3,916	3,616
Distribution fees—Class C	106,813		616,020	345,645
Directors’ fees and expenses	17,162		109,311	29,876
Auditing and tax fees	16,682		65,615	23,971
Registration fees	13,733		150,303	29,767
Legal fees	13,359		59,624	18,810
Printing fees	8,039		49,254	26,552
Miscellaneous	20,852		85,398	41,629

Total expenses	3,780,051		16,937,111	6,164,433

Net investment income	17,283,222		78,450,909	27,098,859

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions	820,014		5,418,556	980,405
Swap transactions	– 0	–	380,007	– 0	–

Net realized gain on investment transactions	820,014		5,798,563	980,405

Net change in unrealized appreciation/depreciation of:
Investments	9,605,206		40,899,054	11,495,365
Swap transactions	– 0	–	(370,480)	– 0	–

Net change in unrealized appreciation/depreciation of investments	9,605,206		40,528,574	11,495,365

Net realized and unrealized gain on investment transactions	10,425,220		46,327,137	12,475,770

Net Increase in Net Assets Resulting from Operations	$27,708,442		$124,778,046	$39,574,629

See notes to financial statements.

74	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$17,283,222		$35,766,282
Net realized gain (loss) on investment transactions	820,014		(6,801,838)
Net change in unrealized appreciation/depreciation of investments	9,605,206		570,691

Net increase in net assets resulting from operations	27,708,442		29,535,135
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(16,039,736)		(33,849,514)
Class A	(1,017,407)		(1,465,848)
Class B	(1,551)		(6,811)
Class C	(224,528)		(444,109)
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(10,973,587)
Class A	– 0	–	(490,418)
Class B	– 0	–	(3,955)
Class C	– 0	–	(210,612)

Total dividends and distributions to shareholders	(17,283,222)		(47,444,854)

Capital-Share Transactions:
Net proceeds from sales of shares	148,961,805		273,750,000
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,028,497		17,430,374

Total proceeds from shares sold	151,990,302		291,180,374
Cost of shares redeemed	(127,216,467)		(336,671,505)

Net increase (decrease) in net assets from capital-share transactions	24,773,835		(45,491,131)

Net increase (decrease) in net assets	35,199,055		(63,400,850)
Net Assets:
Beginning of period	1,112,211,502		1,175,612,352

End of period(a)	$1,147,410,557		$1,112,211,502

(a) Includes distributions in excess of net investment income of:	$(196,679)		$(196,679)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	75

Statement of Changes in Net Assets

	Diversified Municipal Portfolio
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$78,450,909	$166,692,930
Net realized gain on investment transactions	5,798,563	4,259,036
Net change in unrealized appreciation/depreciation of investments	40,528,574	(13,178,351)

Net increase in net assets resulting from operations	124,778,046	157,773,615

Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(69,934,906)	(154,372,036)
Class A	(7,623,369)	(10,805,554)
Class B	(7,300)	(22,032)
Class C	(1,165,760)	(2,231,452)
Distributions from net realized gain on investment transactions
Municipal Class	(3,995,574)	(25,656,578)
Class A	(453,984)	(1,818,536)
Class B	(674)	(6,211)
Class C	(96,123)	(524,825)

Total dividends and distributions to shareholders	(83,277,690)	(195,437,224)

Capital-Share Transactions:
Net proceeds from sales of shares	854,306,470	1,688,700,497
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	22,150,578	59,442,461

Total proceeds from shares sold	876,457,048	1,748,142,958
Cost of shares redeemed	(779,647,777)	(1,728,182,304)

Net increase in net assets from capital-share transactions	96,809,271	19,960,654

Net increase (decrease) in net assets	138,309,627	(17,702,955)
Net Assets:
Beginning of period	5,555,952,782	5,573,655,737

End of period(a)	$5,694,262,409	$5,555,952,782

(a) Includes distributions in excess of net investment income of:	$(355,164)	$(74,738)

See notes to financial statements.

76	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Statement of Changes in Net Assets

	New York Municipal Portfolio
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30, 2011
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,098,859		$57,133,843
Net realized gain (loss) on investment transactions	980,405		(7,380,327)
Net change in unrealized appreciation/depreciation of investments	11,495,365		(2,000,837)

Net increase in net assets resulting from operations	39,574,629		47,752,679
Dividends and Distributions to Shareholders:
Dividends from net investment income
Municipal Class	(23,691,957)		(51,107,696)
Class A	(2,689,062)		(4,677,472)
Class B	(7,316)		(19,622)
Class C	(710,524)		(1,329,053)
Distributions from net realized gain on investment transactions
Municipal Class	– 0	–	(6,157,028)
Class A	– 0	–	(609,093)
Class B	– 0	–	(3,768)
Class C	– 0	–	(230,774)

Total dividends and distributions to shareholders	(27,098,859)		(64,134,506)

Capital-Share Transactions:
Net proceeds from sales of shares	210,443,256		447,074,570
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	7,019,671		20,170,948

Total proceeds from shares sold	217,462,927		467,245,518
Cost of shares redeemed	(231,875,656)		(593,339,199)

Net decrease in net assets from capital-share transactions	(14,412,729)		(126,093,681)

Net decrease in net assets	(1,936,959)		(142,475,508)
Net Assets:
Beginning of period	1,828,973,418		1,971,448,926

End of period(a)	$1,827,036,459		$1,828,973,418

(a) Includes distributions in excess of net investment income of:	$(150,459)		$(150,459)

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	77

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2012 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AllianceBernstein Intermediate Municipal Class A, B and C shares are shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Bernstein Intermediate Municipal Portfolios” or “Portfolios”). The Fund is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. Effective February 1, 2002, the Bernstein Portfolios commenced offering AllianceBernstein Intermediate Municipal Class A, AllianceBernstein Intermediate Municipal Class B and AllianceBernstein Intermediate Municipal Class C Shares (collectively, “Intermediate Municipal Retail Classes”). These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All four classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

A. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is

78	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of securities trading in such markets.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	79

Notes to Financial Statements

•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2012:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,085,647,238		$23,670,892		$1,109,318,130
Corporates – Investment Grades		– 0	–	18,317,365		– 0	–	18,317,365
Short-Term Investments		– 0	–	16,511,019		– 0	–	16,511,019

Total Investments in Securities		– 0	–	1,120,475,622		23,670,892		1,144,146,514
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total	$	– 0	–	$1,120,475,622		$23,670,892		$1,144,146,514

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,037,713,947		$125,867,133		$5,163,581,080
Short-Term Municipal Notes		– 0	–	187,825,000		– 0	–	187,825,000
Corporates – Investment Grades		– 0	–	200,753,405		– 0	–	200,753,405
U.S. Treasuries		– 0	–	81,433,000		– 0	–	81,433,000
Short-Term Investments		– 0	–	92,774,028		– 0	–	92,774,028

Total Investments in Securities		– 0	–	5,600,499,380		125,867,133		5,726,366,513
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total	$	– 0	–	$5,600,499,380		$125,867,133		$5,726,366,513

80	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,738,997,618		$49,502,918		$1,788,500,536
Corporates – Investment Grades		– 0	–	3,829,093		– 0	–	3,829,093
Short-Term Investments		– 0	–	12,950,513		– 0	–	12,950,513

Total Investments in Securities		– 0	–	1,755,777,224		49,502,918		1,805,280,142
Other Financial Instruments*		– 0	–	– 0	–	– 0	–	– 0	–

Total	$	– 0	–	$1,755,777,224		$49,502,918		$1,805,280,142

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

California Municipal Portfolio	Long-Term Municipal Bonds		Total
Balance as of 9/30/11	$128,000		$128,000
Accrued discounts/(premiums)	128,477		128,477
Realized gain (loss)	(600,808)		(600,808)
Change in unrealized appreciation/depreciation	449,016		449,016
Purchases	3,635,000		3,635,000
Sales	(906,940)		(906,940)
Transfers in to Level 3	20,838,147		20,838,147
Transfers out of Level 3	– 0	–	– 0	–

Balance as of 3/31/12	$23,670,892		$23,670,892

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(440,115)		$(440,115)

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	81

Notes to Financial Statements

Diversified Municipal Portfolio	Long-Term Municipal Bonds		Interest Rate Swap Contracts			Total
Balance as of 9/30/11	$161,000			$370,480		$531,480
Accrued discounts/(premiums)	(2,102,030)			– 0	–	(2,102,030)
Realized gain (loss)	(797,208)			380,007		(417,201)
Change in unrealized appreciation/depreciation	4,063,242			(370,480)		3,692,762
Purchases	1,882,988			– 0	–	1,882,988
Sales	(2,876,561)			– 0	–	(2,876,561)
Settlements	– 0	–		(380,007)		(380,007)
Transfers in to Level 3	125,535,702			– 0	–	125,535,702
Transfers out of Level 3	– 0	–		– 0	–	– 0	–

Balance as of 3/31/12	$125,867,133		$	– 0	–	$125,867,133

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$3,648,867		$	– 0	–	$3,648,867

New York Municipal Portfolio	Long-Term Municipal Bonds	Total
Balance as of 9/30/11	$13,911,550	$13,911,550
Accrued discounts/(premiums)	(62,653)	(62,653)
Realized gain (loss)	(732,929)	(732,929)
Change in unrealized appreciation/depreciation	(513,783)	(513,783)
Purchases	5,823,477	5,823,477
Sales	(1,284,900)	(1,284,900)
Transfers in to Level 3	45,819,206	45,819,206
Transfers out of Level 3	(13,457,050)	(13,457,050)

Balance as of 3/31/12	$49,502,918	$49,502,918

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$(1,198,983)	$(1,198,983)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

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Notes to Financial Statements

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2012, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	83

Notes to Financial Statements

the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

H. Repurchase Agreements

Each Portfolio may enter into repurchase agreements with banks or securities broker-dealers. It is the Fund’s policy that its custodian receives delivery of the securities collateralizing repurchase agreements, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value of the collateral is equal to at least 100% of the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions on the Portfolio’s ability to dispose of the underlying securities.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The California Municipal and New York Municipal Portfolios pay the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolios. The Diversified Municipal Portfolio pays the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion, .35% of the next $2 billion and .30% in excess of $7 billion of the average daily net assets of the Portfolio. The fee is accrued daily and paid monthly. Prior to October 21, 2010, the Diversified Municipal Portfolio paid the Adviser an investment management fee at an annual rate of .50% of the first $1 billion, .45% of the next $2 billion, .40% of the next $2 billion and .35% in excess of $5 billion of the average daily net assets of the Portfolio.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly

84	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: California Municipal Portfolio, $8,997; Diversified Municipal Portfolio, $25,606; and New York Municipal Portfolio, $13,376 for the six months ended March 31, 2012.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of .10 of 1% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class Shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A Shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C Shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	85

Notes to Financial Statements

Since commencement of the Portfolios’ operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class B	Class C
California Municipal	$507,779	$1,167,775
Diversified Municipal	463,843	2,531,694
New York Municipal	751,280	2,014,900

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase.

The Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares for the six months ended March 31, 2012, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A			Class B			Class C
California Municipal	$ – 0	–	$	– 0	–	$	– 0	–	$313
Diversified Municipal	– 0	–		23,717			58		13,672
New York Municipal	248			4,415			1		5,156

86	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

For the six months ended March 31, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$71,155,859	$	– 0	–	$36,500,443	$	– 0	–
Diversified Municipal	451,238,511		– 0	–	310,340,013		– 0	–
New York Municipal	95,366,402		– 0	–	110,481,716		– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

	Gross Unrealized		Net Unrealized Appreciation
Portfolio	Appreciation	(Depreciation)
California Municipal	$70,072,888	$(8,005,377)	$62,067,511
Diversified Municipal	319,835,703	(35,288,047)	284,547,656
New York Municipal	117,012,532	(14,946,176)	102,066,356

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	87

Notes to Financial Statements

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2012, the Intermediate Diversified Municipal Portfolio held interest rate swap contracts for hedging purposes.

88	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

Documentation governing the Portfolios’ swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At March 31, 2012, the Portfolios had entered into the following derivatives:

Diversified Municipal Portfolio

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	$380,007	$(370,480)

Total		$380,007	$(370,480)

For five months of the period ended March 31, 2012, the average monthly notional amount of interest rate swaps was $22,255,000.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2011 and September 30, 2010 were as follows:

California Municipal	2011	2010
Distributions paid from:
Ordinary income	$213,389	$350,567
Net long-term capital gains	11,629,683	3,522,700

Total taxable distributions paid	11,843,072	3,873,267
Tax exempt distributions	35,601,782	38,950,534

Total distributions paid	$47,444,854	$42,823,801

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	89

Notes to Financial Statements

Diversified Municipal	2011	2010
Distributions paid from:
Ordinary income	$3,177,364	$4,790,016
Net long-term capital gains	26,087,938	8,355,606

Total taxable distributions paid	29,265,302	13,145,622
Tax exempt distributions	166,171,922	163,704,473

Total distributions paid	$195,437,224	$176,850,095

New York Municipal	2011	2010
Distributions paid from:
Ordinary income	$966,091	$1,263,287
Net long-term capital gains	6,120,387	4,149,750

Total taxable distributions	7,086,478	5,413,037
Tax exempt distributions	57,048,028	56,178,752

Total distributions paid	$64,134,506	$61,591,789

As of September 30, 2011, the components of accumulated earnings/(deficits) on a tax basis were as follows:

Portfolio	Ordinary Income(a)	Long-Term Capital Gains			Accumulated Capital and Other Losses(b)		Unrealized Appreciation/ (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$852,314	$	– 0	–	$(6,801,838)		$52,462,305	$46,512,781
Diversified Municipal	7,244,394		460,992		– 0	–	243,919,501	251,624,887
New York Municipal	1,316,869		– 0	–	(7,380,327)		90,570,991	84,507,533

(a)	Includes tax exempt income as shown below:

Portfolio
California Municipal	$852,314
Diversified Municipal	4,605,873
New York Municipal	1,316,869

(b)

On September 30, 2011, the California Municipal Portfolio had a net capital loss carryforward of $2,406,179 which expires in the year 2019. The New York Municipal Portfolio had a net capital loss carryforward of $2,142,407 which expires in the year 2019. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio’s next taxable year. For the year ended September 30, 2011, the California Municipal and New York Municipal Portfolios deferred to October 1, 2011 post-October capital losses of $4,395,659 and $5,237,920, respectively.

(c)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable to swap income (loss) accrual and interest accrual on defaulted securities.

(d)	The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to current year dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will

90	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The two New York Municipal Portfolios and two California Municipal Portfolios invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Portfolio is not “diversified.” This means state specific Municipal Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolio’s net asset value.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid securities at an advantageous price. Illiquid securities may also be difficult to value.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	91

Notes to Financial Statements

Derivatives Risk—The Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 12.3 billion are divided into 18 Portfolios. It has allocated 2 billion to the Diversified Municipal Portfolio, of which 400 million is allocated to each of the three retail classes of shares and 800 million allocated to the Municipal Class Shares; 800 million to the California Municipal Portfolio divided evenly into four classes; 1 billion allocated to the New York Portfolio, of which 200 million is allocated to each of the three retail classes of shares and 400 million allocated to the Municipal Class Shares. Share transactions for each Portfolio for the six months ended March 31, 2012 and the year ended September 30, 2011, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Municipal Class Shares
Shares sold	7,277,683	16,529,607	$107,071,715	$237,900,013

Shares issued to shareholders on reinvestment of dividends and distributions	157,382	1,106,021	2,314,944	15,911,404

Shares redeemed	(7,968,574)	(21,410,576)	(117,342,114)	(308,609,858)

Net decrease	(533,509)	(3,774,948)	(7,955,455)	(54,798,441)

Beginning of period	70,561,601	74,336,549	986,768,048	1,041,566,489

End of period	70,028,092	70,561,601	$978,812,593	$986,768,048

92	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	California Municipal Portfolio
	Shares			Amount
	Six Months Ended March 31, 2012 (unaudited)		Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)			Year Ended September 30, 2011
Class A Shares
Shares sold	2,624,255		2,209,152		$38,722,503		$31,881,965

Shares issued to shareholders on reinvestment of dividends and distributions	38,285		73,932		562,937		1,065,655

Shares converted from Class B	779		12,809		11,493		185,016

Shares redeemed	(604,370)		(1,559,078)		(8,931,721)		(22,416,038)

Net increase	2,058,949		736,815		30,365,212		10,716,598

Beginning of period	4,101,304		3,364,489		59,360,773		48,644,175

End of period	6,160,253		4,101,304		$89,725,985		$59,360,773

Class B Shares
Shares sold	– 0	–	52	$	– 0	–	$746

Shares issued to shareholders on reinvestment of dividends and distributions	58		451		849		6,456

Shares converted to Class A	(780)		(12,813)		(11,493)		(185,016)

Shares redeemed	(4,504)		(9,852)		(66,611)		(141,931)

Net decrease	(5,226)		(22,162)		(77,255)		(319,745)

Beginning of period	10,937		33,099		580,737		900,482

End of period	5,711		10,937		$503,482		$580,737

Class C Shares
Shares sold	214,128		262,234		$3,156,094		$3,782,260

Shares issued to shareholders on reinvestment of dividends and distributions	10,188		31,028		149,767		446,859

Shares redeemed	(58,580)		(370,273)		(864,528)		(5,318,662)

Net increase (decrease)	165,736		(77,011)		2,441,333		(1,089,543)

Beginning of period	1,378,906		1,455,917		20,044,357		21,133,900

End of period	1,544,642		1,378,906		$22,485,690		$20,044,357

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	93

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Municipal Class Shares
Shares sold	40,144,457	87,897,500	$591,849,691	$1,268,014,676

Shares issued to shareholders on reinvestment of dividends and distributions	1,028,187	3,358,702	15,150,551	48,446,850

Shares redeemed	(44,963,002)	(104,108,515)	(662,530,711)	(1,502,120,532)

Net decrease	(3,790,358)	(12,852,313)	(55,530,469)	(185,659,006)

Beginning of period	334,939,351	347,791,664	4,666,959,058	4,852,618,064

End of period	331,148,993	334,939,351	$4,611,428,589	$4,666,959,058

Class A Shares
Shares sold	15,246,566	26,271,567	$225,273,496	$381,207,778

Shares issued to shareholders on reinvestment of dividends and distributions	414,844	624,483	6,113,743	9,027,000

Shares converted from Class B	4,738	25,024	70,265	360,915

Shares redeemed	(7,281,720)	(13,824,535)	(107,309,694)	(199,347,006)

Net increase	8,384,428	13,096,539	124,147,810	191,248,687

Beginning of period	36,552,762	23,456,223	530,518,751	339,270,064

End of period	44,937,190	36,552,762	$654,666,561	$530,518,751

Class B Shares
Shares sold	2,284	9,597	$33,695	$139,354

Shares issued to shareholders on reinvestment of dividends and distributions	382	1,459	5,634	21,073

Shares converted to Class A	(4,736)	(25,018)	(70,265)	(360,915)

Shares redeemed	(7,027)	(35,773)	(103,983)	(516,737)

Net decrease	(9,097)	(49,735)	(134,919)	(717,225)

Beginning of period	55,705	105,440	1,443,818	2,161,043

End of period	46,608	55,705	$1,308,899	$1,443,818

94	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Class C Shares
Shares sold	2,508,114	2,685,042	$37,079,323	$38,977,774

Shares issued to shareholders on reinvestment of dividends and distributions	59,748	134,887	880,650	1,947,538

Shares redeemed	(654,874)	(1,794,971)	(9,633,124)	(25,837,114)

Net increase	1,912,988	1,024,958	28,326,849	15,088,198

Beginning of period	7,599,671	6,574,713	110,271,025	95,182,827

End of period	9,512,659	7,599,671	$138,597,874	$110,271,025

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Municipal Class Shares
Shares sold	10,217,740	24,120,107	$147,977,759	$342,084,871

Shares issued to shareholders on reinvestment of dividends and distributions	296,169	1,063,810	4,287,516	15,129,255

Shares redeemed	(13,645,826)	(35,764,936)	(197,561,567)	(508,606,401)

Net decrease	(3,131,917)	(10,581,019)	(45,296,292)	(151,392,275)

Beginning of period	109,596,020	120,177,039	1,498,570,101	1,649,962,376

End of period	106,464,103	109,596,020	$1,453,273,809	$1,498,570,101

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	95

Notes to Financial Statements

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011	Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30, 2011

Class A Shares
Shares sold	2,957,301	5,847,871	$42,884,591	$83,308,779

Shares issued to shareholders on reinvestment of dividends and distributions	149,194	269,960	2,158,892	3,841,115

Shares converted from Class B	5,386	18,688	77,902	265,570

Shares redeemed	(1,829,666)	(4,515,408)	(26,501,377)	(63,846,661)

Net increase	1,282,215	1,621,111	18,620,008	23,568,803

Beginning of period	12,742,651	11,121,540	181,450,913	157,882,110

End of period	14,024,866	12,742,651	$200,070,921	$181,450,913

Class B Shares
Shares sold	350	3,348	$5,032	$47,958

Shares issued to shareholders on reinvestment of dividends and distributions	405	1,392	5,848	19,781

Shares converted to Class A	(5,388)	(18,701)	(77,902)	(265,570)

Shares redeemed	(1,787)	(10,752)	(25,942)	(152,371)

Net decrease	(6,420)	(24,713)	(92,964)	(350,202)

Beginning of period	52,323	77,036	1,549,222	1,899,424

End of period	45,903	52,323	$1,456,258	$1,549,222

Class C Shares
Shares sold	1,342,987	1,494,038	$19,497,972	$21,367,392

Shares issued to shareholders on reinvestment of dividends and distributions	39,208	82,994	567,415	1,180,797

Shares redeemed	(533,415)	(1,440,810)	(7,708,868)	(20,468,196)

Net increase	848,780	136,222	12,356,519	2,079,993

Beginning of period	4,481,848	4,345,626	64,362,977	62,282,984

End of period	5,330,628	4,481,848	$76,719,496	$64,362,977

96	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Notes to Financial Statements

NOTE 7.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	97

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class A
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Income From Investment Operations
Investment income, net†	.21	.42	.43	.44	.44	.42
Net realized and unrealized gain (loss) on investment transactions	.14	(.07)	.33	.63	(.22)	(.02)

Total from investment operations	.35	.35	.76	1.07	.22	.40

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.21)	(.42)	(.43)	(.44)	(.44)	(.42)
Distributions from net realized gain on investment transactions	– 0	–	(.15)	(.04)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.21)	(.57)	(.47)	(.48)	(.44)	(.42)

Net asset value, end of period	$ 14.76	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Total Return(a)	2.38%	2.50%	5.36%	7.82%	1.55%	2.87%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$90,922	$59,978	$49,944	$41,130	$29,827	$20,163
Average net assets (000 omitted)	$72,550	$49,895	$43,000	$34,945	$25,239	$22,420
Ratio to average net assets of:
Expenses	.89	%*	.88%	.87	%(b)	.89%	.90%	.92%
Net investment income	2.79	%*	2.94%	2.97	%(b)	3.11%	3.10%	2.98%
Portfolio turnover rate	3%	14%	33%	14%	26%	27%

See footnote summary on page 107.

98	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class B
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.62	$ 14.84	$ 14.55	$ 13.97	$ 14.18	$ 14.21

Income From Investment Operations
Investment income, net†	.16	.32	.32	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	.14	(.07)	.34	.62	(.21)	(.03)

Total from investment operations	.30	.25	.66	.96	.13	.29

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.32)	(.33)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	(.15)	(.04)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.47)	(.37)	(.38)	(.34)	(.32)

Net asset value, end of period	$ 14.76	$ 14.62	$ 14.84	$ 14.55	$ 13.97	$ 14.18

Total Return(a)	2.03%	1.79%	4.62%	7.00%	.92%	2.08%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$84	$160	$491	$1,873	$6,380	$10,293
Average net assets (000 omitted)	$145	$305	$1,066	$4,073	$8,903	$13,111
Ratio to average net assets of:
Expenses	1.59	%*	1.59%	1.61	%(b)	1.61%	1.60%	1.62%
Net investment income	2.12	%*	2.23%	2.26	%(b)	2.42%	2.40%	2.27%
Portfolio turnover rate	3%	14%	33%	14%	26%	27%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	99

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

California Municipal Portfolio
Class C
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18	$ 14.20

Income From Investment Operations
Investment income, net†	.16	.32	.33	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	.14	(.07)	.33	.63	(.22)	(.02)

Total from investment operations	.30	.25	.66	.97	.12	.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.16)	(.32)	(.33)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	(.15)	(.04)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.16)	(.47)	(.37)	(.38)	(.34)	(.32)

Net asset value, end of period	$ 14.76	$ 14.62	$ 14.84	$ 14.55	$ 13.96	$ 14.18

Total Return(a)	2.02%	1.79%	4.64%	7.08%	.84%	2.15%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$22,796	$20,163	$21,612	$18,717	$17,416	$17,202
Average net assets (000 omitted)	$21,247	$19,880	$19,944	$18,309	$17,306	$18,846
Ratio to average net assets of:
Expenses	1.59	%*	1.59%	1.58	%(b)	1.60%	1.60%	1.62%
Net investment income	2.10	%*	2.23%	2.28	%(b)	2.42%	2.40%	2.28%
Portfolio turnover rate	3%	14%	33%	14%	26%	27%

See footnote summary on page 107.

100	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Income From Investment Operations
Investment income, net†	.19	.41	.41	.44	.44	.42
Net realized and unrealized gain (loss) on investment transactions	.12	(.01)	.24	.74	(.20)	(.02)

Total from investment operations	.31	.40	.65	1.18	.24	.40

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.19)	(.42)	(.42)	(.44)	(.44)	(.42)
Distributions from net realized gain on investment transactions	(.01)	(.07)	(.02)	(.01)	– 0	–	– 0	–

Total distributions	(.20)	(.49)	(.44)	(.45)	(.44)	(.42)

Net asset value, end of period	$ 14.77	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Total Return(a)	2.15%	2.79%	4.55%	8.74%	1.70%	2.90%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$663,760	$535,805	$346,040	$114,769	$46,537	$30,378
Average net assets (000 omitted)	$584,850	$380,510	$213,627	$72,153	$34,879	$41,040
Ratio to average net assets of:
Expenses	.78	%*	.79%	.79	%(b)	.82%	.82%	.88%
Net investment income	2.58	%*	2.83%	2.82	%(b)	3.11%	3.13%	3.02%
Portfolio turnover rate	6%	18%	21%	12%	28%	18%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	101

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class B
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.66	$ 14.76	$ 14.54	$ 13.82	$ 14.01	$ 14.03

Income From Investment Operations
Investment income, net†	.14	.30	.31	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	.13	(.02)	.24	.73	(.19)	(.02)

Total from investment operations	.27	.28	.55	1.07	.15	.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.14)	(.31)	(.31)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	(.01)	(.07)	(.02)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.38)	(.33)	(.35)	(.34)	(.32)

Net asset value, end of period	$ 14.78	$ 14.66	$ 14.76	$ 14.54	$ 13.82	$ 14.01

Total Return(a)	1.84%	1.97%	3.87%	7.91%	1.08%	2.19%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$689	$817	$1,556	$3,333	$11,674	$23,751
Average net assets (000 omitted)	$779	$1,032	$2,193	$7,976	$18,414	$30,432
Ratio to average net assets of:
Expenses	1.53	%*	1.53%	1.53	% (b)	1.56%	1.53%	1.58%
Net investment income	1.85	%*	2.12%	2.14	%(b)	2.43%	2.43%	2.32%
Portfolio turnover rate	6%	18%	21%	12%	28%	18%

See footnote summary on page 107.

102	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01	$ 14.03

Income From Investment Operations
Investment income, net†	.14	.31	.31	.34	.34	.32
Net realized and unrealized gain (loss) on investment transactions	.12	(.02)	.24	.74	(.20)	(.02)

Total from investment operations	.26	.29	.55	1.08	.14	.30

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.14)	(.31)	(.32)	(.34)	(.34)	(.32)
Distributions from net realized gain on investment transactions	(.01)	(.07)	(.02)	(.01)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.38)	(.34)	(.35)	(.34)	(.32)

Net asset value, end of period	$ 14.77	$ 14.66	$ 14.75	$ 14.54	$ 13.81	$ 14.01

Total Return(a)	1.79%	2.07%	3.82%	7.99%	1.00%	2.19%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$140,502	$111,400	$96,996	$46,061	$32,593	$35,864
Average net assets (000 omitted)	$122,534	$103,683	$65,992	$38,868	$34,110	$40,477
Ratio to average net assets of:
Expenses	1.49	%*	1.49%	1.50	%(b)	1.53%	1.53%	1.58%
Net investment income	1.88	%*	2.14%	2.13	%(b)	2.42%	2.43%	2.32%
Portfolio turnover rate	6%	18%	21%	12%	28%	18%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	103

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class A
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Income From Investment Operations
Investment income, net†	.20	.41	.40	.42	.43	.43
Net realized and unrealized gain (loss) on investment transactions	.10	(.06)	.20	.79	(.23)	(.02)

Total from investment operations	.30	.35	.60	1.21	.20	.41

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.20)	(.41)	(.40)	(.42)	(.43)	(.43)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.03)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.46)	(.43)	(.46)	(.43)	(.43)

Net asset value, end of period	$ 14.51	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Total Return(a)	2.09%	2.50%	4.28%	9.15%	1.43%	3.03%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$203,521	$183,641	$161,499	$67,472	$38,508	$26,914
Average net assets (000 omitted)	$193,789	$163,702	$111,181	$47,909	$30,308	$30,564
Ratio to average net assets of:
Expenses	.85	%*	.84%	.85	%(b)	.87%	.89%	.90%
Net investment income	2.76	%*	2.86%	2.78	%(b)	3.05%	3.09%	3.14%
Portfolio turnover rate	5%	14%	18%	19%	24%	24%

See footnote summary on page 107.

104	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class B
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.40	$ 14.51	$ 14.35	$ 13.60	$ 13.82	$ 13.85

Income From Investment Operations
Investment income, net†	.15	.30	.30	.33	.33	.34
Net realized and unrealized gain (loss) on investment transactions	.10	(.06)	.19	.79	(.21)	(.03)

Total from investment operations	.25	.24	.49	1.12	.12	.31

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.15)	(.30)	(.30)	(.33)	(.34)	(.34)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.03)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.35)	(.33)	(.37)	(.34)	(.34)

Net asset value, end of period	$ 14.50	$ 14.40	$ 14.51	$ 14.35	$ 13.60	$ 13.82

Total Return(a)	1.72%	1.75%	3.47%	8.39%	.80%	2.24%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$666	$754	$1,118	$3,426	$11,912	$21,340
Average net assets (000 omitted)	$719	$920	$2,345	$8,161	$17,351	$26,557
Ratio to average net assets of:
Expenses	1.60	%*	1.58%	1.59	%(b)	1.60%	1.60%	1.60%
Net investment income	2.02	%*	2.13%	2.09	%(b)	2.39%	2.40%	2.44%
Portfolio turnover rate	5%	14%	18%	19%	24%	24%

See footnote summary on page 107.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	105

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

New York Municipal Portfolio
Class C
Six Months Ended March 31, 2012 (unaudited)	Year Ended September 30,
2011	2010	2009	2008	2007

Net asset value, beginning of period	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83	$ 13.85

Income From Investment Operations
Investment income, net†	.15	.31	.30	.32	.33	.33
Net realized and unrealized gain (loss) on investment transactions	.10	(.06)	.20	.80	(.23)	(.02)

Total from investment operations	.25	.25	.50	1.12	.10	.31

Less: Dividends and Distributions
Dividends from tax-exempt net investment income	(.15)	(.31)	(.30)	(.33)	(.33)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.05)	(.03)	(.04)	– 0	–	– 0	–

Total dividends and distributions	(.15)	(.36)	(.33)	(.37)	(.33)	(.33)

Net asset value, end of period	$ 14.51	$ 14.41	$ 14.52	$ 14.35	$ 13.60	$ 13.83

Total Return(a)	1.73%	1.78%	3.55%	8.39%	.72%	2.31%
Ratios/Supplemental Data
Net assets, end of period (000 omitted)	$77,365	$64,599	$63,112	$30,877	$17,618	$17,300
Average net assets (000 omitted)	$68,753	$61,580	$44,917	$21,250	$17,493	$19,187
Ratio to average net assets of:
Expenses	1.56	%*	1.54%	1.55	%(b)	1.57%	1.60%	1.60%
Net investment income	2.06	%*	2.16%	2.08	%(b)	2.34%	2.40%	2.44%
Portfolio turnover rate	5%	14%	18%	19%	24%	24%

See footnote summary on page 107.

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Financial Highlights

*	Annualized.

†	Based on average shares outstanding.

(a)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(b)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	107

Financial Highlights

BOARD OF DIRECTORS

Thomas B. Stiles, II(1)(2), Chairman

Dianne F. Lob, President

Bart Friedman(1)

William Kristol(1)

Debra Perry(1)

Donald K. Peterson(1)

Rosalie J. Wolf(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Emilie D. Wrapp, Secretary

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

(1)	Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

(2)	Member of the Fair Value Pricing Committee.

†	For the AllianceBernstein Intermediate Municipal Portfolios, Classes A, B and C shares only.

108	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board of Directors

BOARD’S CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 20, 2011. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 19, 2011, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2011 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2011. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 22, 2011, the Independent Directors held an in-person

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	109

Board’s Consideration of Investment Management Arrangement

meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. Also on September 22, 2011, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. At the same meeting, they also received an update on the Adviser’s equity investment services and the performance of the equity Portfolios from the Adviser’s Chief Investment Officer of Equities. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer. Following the meeting on September 22, 2011, the Independent Directors, through their counsel, requested certain modifications to the Adviser’s proposal regarding the investment advisory fees of the Portfolios, including waivers of a portion of the advisory fees through 2012 with respect to the International, Tax-Managed International and Emerging Markets Portfolios. The Independent Directors received a written response to this request from the Adviser, which included a modified proposal, and held a telephonic meeting with representatives of the Adviser on October 11, 2011, to discuss this proposal. On October 19, 2011, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. On October 20, 2011, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2011 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve

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Board’s Consideration of Investment Management Arrangement

the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	111

Board’s Consideration of Investment Management Arrangement

responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2011 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2011. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2009 and 2010, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed

112	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2011 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	113

Board’s Consideration of Investment Management Arrangement

somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios, effective November 1, 2011 through October 31, 2012, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

Advisory Fee Schedule
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

114	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

Board’s Consideration of Investment Management Arrangement

Advisory Fee Schedule
Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS •	115

Board’s Consideration of Investment Management Arrangement

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Asset Allocation/Multi-Asset

Dynamic All Market Fund

Emerging Markets Multi-Asset

International Portfolio

Real Asset Strategy

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Select U.S. Equity Portfolio

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Unconstrained Bond Fund

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

116	• ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IM-0152-0312

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2012

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary

To Our Shareholders—May 22, 2012

On the following pages, you will find the 2012 Semi-Annual Report for the Overlay Portfolios of the Sanford C. Bernstein Fund, Inc. The Semi-Annual Report covers the six-month period ended March 31, 2012 and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolios’ holdings as of the period end.

By the end of the first quarter of 2012, waning macroeconomic anxieties helped investors to focus on fundamentals resulting in strong equity market returns for the six-month period ended March 31, 2012. Bond markets generated modest positive returns during the same period. The European Central Bank’s lending program, combined with austerity programs initiated by European governments to reduce their deficits and public debt, has eased—though not erased—anxiety about the euro crisis. The challenges in Europe are widely perceived to be the most severe overhang on the financial markets. Growing confidence that the U.S. recovery was gaining momentum also contributed to the market upturn, though there were concerns about an economic slowdown in China.*

While near-term risks remain, we continue to see opportunity across the investing markets. Our commitment to our strategies remains firm, and we are using our research to continuously evaluate our holdings and make adjustments when needed.

Should you have any questions about your investments in the Portfolios, please contact your Financial Advisor or call 212.756.4097 or visit www.bernstein.com.

As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Dianne F. Lob

President

Sanford C. Bernstein Fund, Inc.

*	This performance discussion is intended as a general market commentary and does not pertain specifically to the performance of the Portfolios.

Please note that information for the International, Tax-Managed International, Emerging Markets, New York Municipal, California Municipal, Diversified Municipal, Short Duration New York Municipal, Short Duration Diversified Municipal, Short Duration California Municipal, U.S. Government Short Duration, Short Duration Plus and Intermediate Duration Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by the Bernstein Global Wealth Management Unit of AllianceBernstein L.P. (“Bernstein”). The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

Investment Objective and Strategies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to moderate the volatility of an equity-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein. The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to moderate the volatility of a fixed-income-oriented asset allocation over the long term, as part of an investor’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate related securities, below-investment grade securities (“high yield”), currencies and commodities. By adjusting investment exposure among the various asset classes in the Portfolios, AllianceBernstein L.P. (the “Adviser”) will seek to moderate the volatility of

2012 Semi-Annual Report	1

diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

The Adviser will alter asset class exposures as market and economic conditions change. The Adviser will employ risk/ return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures will be implemented principally through the use of derivatives. The Portfolios’ use of derivatives to alter investment exposure of an investor’s Bernstein account may create significant leveraged exposure to certain asset classes within the Portfolios.

The Adviser also may use exchange traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder.

The Tax-Aware Overlay A and Tax-Aware Overlay B Portfolios seek to minimize the impact of federal income taxes on shareholders’ returns over time. The Tax-Aware Overlay C Portfolio seeks to minimize the impact of federal and state income taxes on shareholders’ returns over time for California residents. The Tax-Aware Overlay N Portfolio seeks to minimize the impact of federal, state and local income taxes on shareholders’ returns over time for New York residents. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard & Poor’s (“S&P®”) 500® Index includes 500 U.S. stocks and is a common representation of the performance of the overall U.S. stock market. The Morgan Stanley Capital International (“MSCI”) Europe, Australasia, Far East (“EAFE”) Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI Emerging Markets (“EM”) Index (free float–adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The MSCI EAFE Index and the MSCI EM Index values are calculated using net returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The Financial Times Stock Exchange® (“FTSE”) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trusts (“NAREIT”) Developed Real Estate (“RE”) Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Barclays Capital (“BC”) Global Aggregate Bond Index (U.S. dollar hedged) represents the performance of the global investment-grade developed fixed income markets. The BC U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The BC 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The BC 1–10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 51.8% S&P 500, 18.5% MSCI EAFE, 3.7% MSCI EM, 12% FTSE EPRA/NAREIT Developed RE, 14% BC U.S. Aggregate Bond. The Composite Benchmark for Tax-Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% BC 1–10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 68.5% BC U.S. Aggregate Bond. The Composite Benchmark for Tax-Aware Overlays B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% BC 1–10 Year Municipal. The S&P 500 Index, MSCI EAFE Index and MSCI EM Index represent the allocation to Global Stocks, the FTSE EPRA/ NAREIT Developed RE Index represents the allocation to real estate, the BC 1–10 Year Municipal Bond Index, the BC 5-Year GO Municipal Index and the BC U.S. Aggregate Bond Index represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

•	The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

•

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolio is managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a stand-alone investment.

•

Market Risk: The value of the Portfolios’ assets will fluctuate as the stock or bond market fluctuates. Equity and debt markets around the world have experienced unprecedented volatility, and these market conditions may continue or get worse. This financial environment has caused a significant decline in the value and

(Historical Performance continued on next page.)

2012 Semi-Annual Report	3

Historical Performance (continued from previous page)

liquidity of many investments, and could make identifying investment risks and opportunities especially difficult. In addition, legislation recently enacted in the U.S. calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be fully known for some time.

•

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these decisions will produce the desired results. The Portfolios do not seek to control risk relative to, or to outperform, a particular securities market benchmark. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios.

•

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

•

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation are not yet fully known and may not be for some time. The regulation may make derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance.

•

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

•

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

•

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invests and adversely affect the value of the Portfolios’ assets.

•

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there is an even greater amount of economic, political and social uncertainty.

•

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

•

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

•

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed income debt securities such as bonds and notes. Increases in interest rates may cause the value of the Portfolios’ investments to decline.

(Historical Performance continued on next page.)

4	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

•

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

•

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions.

•

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

•

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

•

Mortgage-Related Securities Risk: In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

•

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

•

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

•

ETF Risk: ETFs are investment companies. When the Portfolios invest in an ETF, the Portfolios bear their share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objective.

Overlay A and Overlay B Portfolios Only

•

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Tax-Aware Overlay A, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

•

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

(Historical Performance continued on next page.)

2012 Semi-Annual Report	5

Historical Performance (continued from previous page)

An Important Note About Historical Performance

The performance shown on page 7 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, click on “Private Clients”, then “Investments”, then “Stocks” or “Bonds”, then “Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

(Historical Performance continued on next page.)

6	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Overlay Portfolios vs. Their Benchmarks

THROUGH MARCH 31, 2012	CLASS	PAST 6 MONTHS		PAST 12 MONTHS		SINCE INCEPTION		INCEPTION DATE
Overlay A Portfolio	1 2	9.20 9.38	% %	1.41 1.68	% %	9.61 9.84	% %	2/8/2010
Composite Benchmark		18.10%		4.61%		13.27%
S&P 500 Index		25.89%		8.54%		16.75%
Tax-Aware Overlay A Portfolio	1 2	8.97 9.15	% %	-3.35 -3.16	% %	8.29 8.56	% %	2/8/2010
Composite Benchmark		18.49%		4.94%		12.22%
S&P 500 Index		25.89%		8.54%		16.75%
Overlay B Portfolio	1 2	5.49 5.53	% %	5.49 5.62	% %	7.73 7.85	% %	2/8/2010
Composite Benchmark		7.53%		6.86%		8.90%
BC Global Aggregate Bond Index (U.S. dollar Hedged)		2.09%		6.89%		4.72%
Tax-Aware Overlay B Portfolio	1 2	6.37 6.40	% %	4.29 4.42	% %	7.14 7.30	% %	2/8/2010
Composite Benchmark		8.28%		6.78%		7.76%
BC 5-Year GO Municipal Bond Index		1.72%		6.42%		4.28%
Tax-Aware Overlay C Portfolio	1 2	6.53 6.58	% %	4.25 4.30	% %	7.17 7.29	% %	2/8/2010
Composite Benchmark		8.28%		6.78%		7.76%
BC 5-Year GO Municipal Bond Index		1.72%		6.42%		4.28%
Tax-Aware Overlay N Portfolio	1 2	6.24 6.37	% %	3.95 4.18	% %	6.93 7.12	% %	2/8/2010
Composite Benchmark		8.28%		6.78%		7.76%
BC 5-Year GO Municipal Bond Index		1.72%		6.42%		4.28%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.17% and 0.97% for Overlay A; 1.14% and 0.95% for Tax-Aware Overlay A; 0.87% and 0.73% for Overlay B; 0.86% and 0.71% for Tax-Aware Overlay B; 0.89% and 0.74% for Tax-Aware Overlay C; and 0.91% and 0.76% for Tax-Aware Overlay N, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the annual operating expense ratios for Class 1 and Class 2 shares for Tax-Aware Overlay N to 0.90% and 0.75%. These waivers/reimbursements extend through January 13, 2013, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

The Bernstein Portfolios do not have sales charges. Total returns (NAV returns) and Average Annual Returns (SEC Returns) are therefore the same.

The Composite Benchmark for Overlay A is 51.8% S&P 500, MSCI EAFE 18.5%, MSCI EM 3.7%, 12% FTSE EPRA/NAREIT Developed RE, 14% BC U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% BC 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed RE, 68.5% BC U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% BC 1-10 Year Municipal.

See Benchmark and Historical Performance disclosures on pages 3–6.

(Historical Performance continued on next page.)

2012 Semi-Annual Report	7

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of $25,000	Growth of $25,000

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of $25,000	Growth of $25,000

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of $25,000	Growth of $25,000

The Composite Benchmark for Overlay A is 51.8% S&P 500, MSCI EAFE 18.5%, MSCI EM 3.7%, 12% FTSE EPRA/NAREIT Developed, 14% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay A is 56% S&P 500, 20% MSCI EAFE, 4% MSCI EM, 20% Barclays 1-10 Year Municipal. The Composite Benchmark for Overlay B is 19.95% S&P 500, 7.125% MSCI EAFE, 1.425% MSCI EM, 3% FTSE EPRA/NAREIT Developed, 68.5% Barclays U.S. Aggregate Bond. The Composite Benchmark for Tax Aware Overlay B, C, N is 21% S&P 500, 7.5% MSCI EAFE, 1.5% MSCI EM, 70% Barclays 1-10 Year Municipal.

Each chart shows the growth of $25,000 since inception to the period ended March 31, 2012.

See Historical Performance and Benchmark Disclosures on pages 3–6.

8	Sanford C. Bernstein Fund, Inc.

Fund Expenses—March 31, 2012 (Unaudited)

Fund Expenses—As a shareholder of the Fund, you incur various ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2011	ENDING ACCOUNT VALUE MARCH 31, 2012	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Overlay A
Class 1
Actual	$1,000	$1,092.00	$6.01	1.15%
Hypothetical**	$1,000	$1,019.25	$5.81	1.15%
Class 2
Actual	$1,000	$1,093.80	$4.97	0.95%
Hypothetical**	$1,000	$1,020.25	$4.80	0.95%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,089.70	$5.96	1.14%
Hypothetical**	$1,000	$1,019.30	$5.76	1.14%
Class 2
Actual	$1,000	$1,091.50	$4.92	0.94%
Hypothetical**	$1,000	$1,020.30	$4.75	0.94%

Overlay B
Class 1
Actual	$1,000	$1,054.90	$4.42	0.86%
Hypothetical**	$1,000	$1,020.70	$4.34	0.86%
Class 2
Actual	$1,000	$1,055.30	$3.65	0.71%
Hypothetical**	$1,000	$1,021.45	$3.59	0.71%

Tax Aware Overlay B
Class 1
Actual	$1,000	$1,063.70	$4.33	0.84%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%
Class 2
Actual	$1,000	$1,064.00	$3.56	0.69%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%

Tax Aware Overlay C
Class 1
Actual	$1,000	$1,065.30	$4.54	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
Class 2
Actual	$1,000	$1,065.80	$3.77	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,062.40	$4.54	0.88%
Hypothetical**	$1,000	$1,020.60	$4.45	0.88%
Class 2
Actual	$1,000	$1,063.70	$3.77	0.73%
Hypothetical**	$1,000	$1,021.35	$3.69	0.73%

*	Expenses are equal to the Classes’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period), respectively.
**	Assumes 5% return before expenses.

2012 Semi-Annual Report	9

Portfolio Summary—March 31, 2012 (Unaudited)

PORTFOLIO BREAKDOWN*	OVERLAY A PORTFOLIO	TAX AWARE OVERLAY A PORTFOLIO
Global Equity
U.S.	60.4%	75.4%
Developed International & Emerging Markets	20.7%	22.7%
Global Real Estate	13.6%	0.0%
Sub-total	94.7%	98.1%

Global Bond
U.S.	-5.6%	1.9%
Developed International	10.9%	0.0%
Sub-total	5.3%	1.9%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	OVERLAY B PORTFOLIO	TAX AWARE OVERLAY B PORTFOLIO
Global Equity
U.S.	40.6%	47.5%
Developed International & Emerging Markets	13.2%	15.1%
Global Real Estate	6.1%	0.0%
Sub-total	59.9%	62.6%

Global Bond
U.S.	-22.5%	37.4%
Developed International	62.6%	0.0%
Sub-total	40.1%	37.4%
Total	100.0%	100.0%

PORTFOLIO BREAKDOWN*	TAX AWARE OVERLAY C PORTFOLIO	TAX AWARE OVERLAY N PORTFOLIO
Global Equity
U.S.	47.5%	47.5%
Developed International & Emerging Markets	15.2%	15.2%
Sub-total	62.7%	62.7%

Global Bond
U.S.	37.3%	37.3%
Total	100.0%	100.0%

*	All data are as of March 31, 2012. The Portfolio breakdown is expressed as an approximate percentage of the Portfolio’s total investments net of derivative exposure, based on the Adviser’s internal classification guidelines.

10	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2012 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–65.5%
Information Technology–10.6%
Communications Equipment–1.4%
Cisco Systems, Inc.	365,300	$7,726,095
QUALCOMM, Inc.	199,400	13,563,188

		21,289,283

Computers & Peripherals–3.3%
Apple, Inc.(a)(b)	48,500	29,074,295
EMC Corp./MA(a)(b)	244,400	7,302,672
Fujitsu Ltd.	187,000	992,705
Hewlett-Packard Co.(a)	517,400	12,329,642
Lite-On Technology Corp.	116,778	141,516
Pegatron Corp.	170,000	266,106
Wistron Corp.	273,852	414,808

		50,521,744

Electronic Equipment & Instruments & Components–0.4%
AU Optronics Corp.	1,817,000	836,358
Corning, Inc.	232,200	3,269,376
LG Display Co., Ltd. (ADR)(b)	138,650	1,631,910

		5,737,644

Internet Software & Services–1.3%
Baidu, Inc./China (Sponsored ADR)(b)	11,880	1,731,748
Google, Inc.–Class A(a)(b)	24,200	15,518,008
Telecity Group PLC(b)	180,597	2,129,800

		19,379,556

IT Services–0.3%
Visa, Inc.–Class A	37,500	4,425,000

Office Electronics–0.0%
Konica Minolta Holdings, Inc.	54,500	480,894

Semiconductors & Semiconductor Equipment–2.3%
Advanced Semiconductor Engineering, Inc.	1,003,580	1,018,501
Advanced Semiconductor Engineering, Inc. (ADR)	17,838	91,509
Applied Materials, Inc.	595,300	7,405,532
Broadcom Corp.–Class A(b)	129,810	5,101,533
GCL-Poly Energy Holdings Ltd.	1,971,200	548,158
Lam Research Corp.(b)	64,200	2,864,604
Marvell Technology Group Ltd.(b)	415,100	6,529,523
Micron Technology, Inc.(b)	634,200	5,137,020
Samsung Electronics Co., Ltd. (GDR)(c)	10,120	3,504,556
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(c)	4,780	2,699,411
Sumco Corp.(b)	36,200	445,687
Trina Solar Ltd. (Sponsored ADR)(b)	48,800	347,944

		35,693,978

Company	Shares	U.S. $ Value

Software–1.6%
Citrix Systems, Inc.(b)	65,400	$5,160,714
Informatica Corp.(b)	21,100	1,116,190
Intuit, Inc.	88,000	5,291,440
Nintendo Co., Ltd.	2,300	349,335
Oracle Corp.	303,000	8,835,480
Salesforce.com, Inc.(b)	15,700	2,425,807
Temenos Group AG(b)	45,911	850,344
TIBCO Software, Inc.(b)	29,400	896,700

		24,926,010

		162,454,109

Consumer Discretionary–9.0%
Auto Components–0.9%
BorgWarner, Inc.(b)	52,000	4,385,680
Bridgestone Corp.	26,600	650,518
Faurecia	5,708	154,015
GKN PLC	285,300	941,186
Lear Corp.	73,900	3,435,611
Magna International, Inc.–Class A	18,650	889,262
Sumitomo Rubber Industries Ltd.	20,500	275,030
TRW Automotive Holdings Corp.(b)	73,600	3,418,720

		14,150,022

Automobiles–1.1%
Bayerische Motoren Werke AG	6,720	604,507
Dongfeng Motor Group Co., Ltd.–Class H	454,000	821,802
Ford Motor Co.	102,400	1,278,976
General Motors Co.(b)	228,700	5,866,155
Harley-Davidson, Inc.	59,900	2,939,892
Honda Motor Co., Ltd.	14,400	554,604
Mazda Motor Corp.(b)	487,000	862,649
Nissan Motor Co., Ltd.	163,000	1,752,581
Renault SA	17,980	948,367
Volkswagen AG (Preference Shares)	7,470	1,313,696

		16,943,229

Distributors–0.3%
Imperial Holdings Ltd.	15,460	313,253
Li & Fung Ltd.	1,538,000	3,519,804

		3,833,057

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	56,100	676,107
Apollo Group, Inc.–Class A(b)	60,500	2,337,720
Estacio Participacoes SA	157,000	1,694,322

		4,708,149

Hotels, Restaurants & Leisure–1.2%
Ajisen China Holdings Ltd.	966,000	1,276,648
Las Vegas Sands Corp.	42,075	2,422,258
MGM Resorts International(b)	388,200	5,287,284
Sands China Ltd.	417,600	1,627,898
Shangri-La Asia Ltd.	187,000	409,293
Starbucks Corp.	103,200	5,767,848
Starwood Hotels & Resorts Worldwide, Inc.	28,570	1,611,634

		18,402,863

2012 Semi-Annual Report	11

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Household Durables–0.5%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	25,000	$221,178
MRV Engenharia e Participacoes SA	213,300	1,513,181
Newell Rubbermaid, Inc.	141,300	2,516,553
NVR, Inc.(b)	2,250	1,634,242
Sharp Corp./Japan	148,000	1,090,104
Sony Corp.	28,600	598,257
Taylor Wimpey PLC(b)	266,857	220,090

		7,793,605

Internet & Catalog Retail–0.5%
Amazon.com, Inc.(b)	30,400	6,156,304
Liberty Interactive Corp.–Class A(b)	87,400	1,668,466
Rakuten, Inc.	453	474,836

		8,299,606

Media–3.0%
Comcast Corp.–Class A(a)	296,400	8,894,964
DIRECTV(b)	76,600	3,779,444
Fairfax Media Ltd.	198,500	149,418
Focus Media Holding Ltd. (ADR)	9,800	246,176
Gannett Co., Inc.	322,200	4,939,326
McGraw-Hill Cos., Inc. (The)	35,700	1,730,379
Time Warner Cable, Inc.–Class A(a)	85,100	6,935,650
Viacom, Inc.–Class B	180,300	8,557,038
Walt Disney Co. (The)(a)	232,300	10,170,094

		45,402,489

Multiline Retail–0.4%
Dollar General Corp.(b)	70,900	3,275,580
Don Quijote Co., Ltd.	24,400	888,466
Golden Eagle Retail Group Ltd.	717,000	1,827,445

		5,991,491

Specialty Retail–0.5%
Belle International Holdings Ltd.	1,125,000	2,018,857
GameStop Corp.–Class A	82,600	1,803,984
Hennes & Mauritz AB–Class B	16,813	607,778
L’Occitane International SA	9,750	23,246
Nitori Holdings Co., Ltd.	13,100	1,184,692
Yamada Denki Co., Ltd.	30,230	1,898,612

		7,537,169

Textiles, Apparel & Luxury Goods–0.3%
Cie Financiere Richemont SA	6,250	391,752
PVH Corp.	37,500	3,349,875
Trinity Ltd.	1,022,000	840,930

		4,582,557

		137,644,237

Financials–8.4%
Capital Markets–0.8%
Deutsche Bank AG	24,540	1,221,824
Goldman Sachs Group, Inc. (The)	28,000	3,482,360
Company	Shares	U.S. $ Value

Macquarie Group Ltd.	41,450	$1,253,991
Morgan Stanley	214,100	4,204,924
UBS AG(b)	132,461	1,856,409

		12,019,508

Commercial Banks–3.0%
Banco Bilbao Vizcaya Argentaria SA	116,168	925,987
Banco do Brasil SA	91,500	1,300,734
Banco Santander Brasil SA/Brazil (ADR)	204,596	1,876,145
Banco Santander SA	102,736	790,044
Barclays PLC	243,600	917,996
BNP Paribas SA	55,270	2,629,202
China Construction Bank Corp.–Class H	426,000	329,343
CIT Group, Inc.(b)	200,600	8,272,744
HSBC Holdings PLC	212,284	1,885,552
Intesa Sanpaolo SpA	758,310	1,359,190
Itau Unibanco Holding SA (ADR)	125,930	2,416,597
KB Financial Group, Inc. (ADR)(b)	39,600	1,453,320
KBC Groep NV	19,788	497,690
Komercni Banka AS	1,200	240,674
Lloyds Banking Group PLC(b)	1,604,000	863,163
Mitsubishi UFJ Financial Group, Inc.	180,400	905,313
National Australia Bank Ltd.	59,600	1,521,475
National Bank of Canada	7,400	588,839
Sberbank of Russia (Sponsored ADR)(b)	42,422	568,031
Societe Generale SA	30,841	904,962
Standard Chartered PLC	42,940	1,072,283
Sumitomo Mitsui Financial Group, Inc.	33,800	1,118,703
Turkiye Is Bankasi–Class C	271,500	669,775
Turkiye Vakiflar Bankasi Tao–Class D	349,700	663,846
Wells Fargo & Co.	375,900	12,833,226

		46,604,834

Diversified Financial Services–2.8%
Citigroup, Inc.	465,800	17,024,990
IG Group Holdings PLC	181,599	1,307,570
ING Groep NV(b)	158,310	1,318,415
JPMorgan Chase & Co.(a)	434,415	19,974,402
Moody’s Corp.	62,400	2,627,040
ORIX Corp.	6,700	643,707

		42,896,124

Insurance–0.9%
Admiral Group PLC	98,530	1,870,698
Aegon NV(b)	173,810	966,122
AIA Group Ltd.	929,200	3,411,201
Allianz SE	13,180	1,573,053
Aviva PLC	142,800	757,953
Industrial Alliance Insurance & Financial Services, Inc.	12,868	394,510
Lancashire Holdings Ltd.	76,450	960,417
Legal & General Group PLC	548,005	1,146,167
Muenchener Rueckversicherungs AG	6,800	1,025,447
Prudential PLC	56,230	673,771
Suncorp Group Ltd.	67,690	590,392

		13,369,731

12	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Real Estate Management & Development–0.9%
CapitaLand Ltd.	605,000	$1,503,106
CBRE Group, Inc.(b)	171,120	3,415,556
China Overseas Land & Investment Ltd.	298,000	564,330
Daito Trust Construction Co., Ltd.	19,000	1,715,747
Evergrande Real Estate Group Ltd.	2,799,000	1,496,089
Hang Lung Group Ltd.	42,000	269,239
Hang Lung Properties Ltd.	1,034,000	3,806,886
New World Development Ltd.	1,614,000	1,943,413

		14,714,366

		129,604,563

Health Care–7.7%
Biotechnology–0.7%
Gilead Sciences, Inc.(a)(b)	178,400	8,714,840
Vertex Pharmaceuticals, Inc.(b)	53,100	2,177,631

		10,892,471

Health Care Equipment & Supplies–0.9%
Covidien PLC	145,500	7,955,940
Stryker Corp.	92,300	5,120,804

		13,076,744

Health Care Providers & Services–1.9%
Express Scripts, Inc.–Class A(b)	122,600	6,642,468
Health Net, Inc.(b)	57,200	2,271,984
McKesson Corp.	31,400	2,755,978
UnitedHealth Group, Inc.	115,900	6,831,146
WellPoint, Inc.(a)	139,100	10,265,580

		28,767,156

Life Sciences Tools & Services–0.2%
Eurofins Scientific	700	76,423
Illumina, Inc.(b)	62,800	3,303,908

		3,380,331

Pharmaceuticals–4.0%
Allergan, Inc./United States	68,200	6,508,326
Aspen Pharmacare Holdings Ltd.(b)	81,141	1,253,386
AstraZeneca PLC	67,990	3,022,034
AstraZeneca PLC (Sponsored ADR)	242,100	10,771,029
GlaxoSmithKline PLC	51,450	1,150,207
Johnson & Johnson(a)	207,500	13,686,700
Novartis AG	26,380	1,460,334
Novo Nordisk A/S–Class B	1,008	139,971
Perrigo Co.	44,800	4,628,288
Pfizer, Inc.(a)	750,000	16,995,000
Roche Holding AG	7,950	1,383,541
Shire PLC	31,890	1,020,365

		62,019,181

		118,135,883

Company	Shares	U.S. $ Value

Energy–6.8%
Energy Equipment & Services–2.0%
AMEC PLC	101,976	$1,809,137
FMC Technologies, Inc.(b)	65,100	3,282,342
National Oilwell Varco, Inc.	63,700	5,062,239
Precision Drilling Corp.(b)	24,400	245,113
Saipem SpA	10,740	554,886
Schlumberger Ltd.(a)	176,000	12,307,680
Seadrill Ltd.	20,570	772,403
Technip SA	10,330	1,219,816
Transocean Ltd./Switzerland	110,900	6,066,230

		31,319,846

Oil, Gas & Consumable Fuels–4.8%
Afren PLC(b)	264,124	564,708
Anadarko Petroleum Corp.	63,800	4,998,092
BG Group PLC	133,770	3,101,680
BP PLC	455,990	3,395,887
BP PLC (Sponsored ADR)	268,800	12,096,000
China Petroleum & Chemical Corp.–Class H	968,000	1,052,693
Devon Energy Corp.(a)	62,700	4,459,224
Ecopetrol SA (Sponsored ADR)	4,620	282,236
ENI SpA	58,600	1,373,300
EOG Resources, Inc.	67,800	7,532,580
Gazprom OAO (Sponsored ADR)	195,920	2,423,530
JX Holdings, Inc.	126,800	791,132
LUKOIL OAO (London) (Sponsored ADR)	21,660	1,316,928
Marathon Oil Corp.	156,300	4,954,710
Marathon Petroleum Corp.	101,768	4,412,661
Nexen, Inc. (New York)	29,968	549,913
Nexen, Inc. (Toronto)	49,563	908,825
Noble Energy, Inc.(a)	79,900	7,812,622
NovaTek OAO (Sponsored GDR)(c)	11,200	1,517,600
Petroleo Brasileiro SA (Sponsored ADR)	70,870	1,811,437
PTT PCL	83,600	959,300
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	68,409	2,396,764
Suncor Energy, Inc. (New York)	66,280	2,167,356
Thai Oil PCL	139,300	327,366
Total SA	48,920	2,498,810

		73,705,354

		105,025,200

Industrials–6.1%
Aerospace & Defense–1.2%
Boeing Co. (The)	94,000	6,990,780
Northrop Grumman Corp.	51,200	3,127,296
Precision Castparts Corp.	47,800	8,264,620
Safran SA	10,518	386,552

		18,769,248

Air Freight & Logistics–0.7%
Kuehne & Nagel International AG	7,651	1,035,060
United Parcel Service, Inc.–Class B	111,500	9,000,280

		10,035,340

2012 Semi-Annual Report	13

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Airlines–0.3%
Cathay Pacific Airways Ltd.	123,000	$227,626
Delta Air Lines, Inc.(b)	328,800	3,258,408
Deutsche Lufthansa (REG)	43,300	605,487

		4,091,521

Building Products–0.1%
Asahi Glass Co., Ltd.	119,000	1,020,142
Fortune Brands Home & Security, Inc.(b)	29,096	642,149

		1,662,291

Commercial Services & Supplies–0.1%
Edenred	16,478	495,966
Serco Group PLC	97,825	849,678

		1,345,644

Construction & Engineering–0.1%
Bouygues SA	46,919	1,430,788

Electrical Equipment–0.6%
Emerson Electric Co.	116,000	6,052,880
Rockwell Automation, Inc.	35,100	2,797,470
Sumitomo Electric Industries Ltd.	76,700	1,062,049

		9,912,399

Industrial Conglomerates–1.3%
Bidvest Group Ltd.	25,800	605,809
Danaher Corp.(a)	200,700	11,239,200
General Electric Co.(a)	323,800	6,498,666
Jardine Matheson Holdings Ltd.	400	20,036
Keppel Corp., Ltd.	158,500	1,385,255

		19,748,966

Industrial Warehouse Distribution–0.6%
EastGroup Properties, Inc.	49,380	2,479,864
Global Logistic Properties Ltd.(b)	1,028,000	1,801,791
ProLogis, Inc.	133,844	4,821,061

		9,102,716

Machinery–0.4%
Flowserve Corp.	50,700	5,856,357
IHI Corp.	102,000	259,275
Weir Group PLC (The)	8,890	250,780

		6,366,412

Mixed Office Industrial–0.2%
Goodman Group	4,416,930	3,170,982

Professional Services–0.4%
Bureau Veritas SA	17,633	1,552,559
Capita PLC	185,760	2,178,672
Hays PLC	201,380	272,479
Intertek Group PLC	68,869	2,766,983

		6,770,693

Road & Rail–0.0%
East Japan Railway Co.	1,100	69,442
Localiza Rent a Car SA	20,700	381,013

		450,455

Company	Shares	U.S. $ Value

Trading Companies & Distributors–0.1%
Mitsubishi Corp.	29,800	$697,378
Mitsui & Co., Ltd.	28,700	473,673

		1,171,051

		94,028,506

Equity:Other–3.3%
Diversified/Specialty–2.8%
British Land Co. PLC	309,677	2,376,973
Canadian Real Estate Investment Trust	32,020	1,184,880
Dexus Property Group	1,557,883	1,407,840
Digital Realty Trust, Inc.	38,530	2,850,064
Duke Realty Corp.	177,986	2,552,319
Dundee Real Estate Investment Trust	44,559	1,572,487
Forest City Enterprises, Inc.(b)	65,977	1,033,200
Hysan Development Co., Ltd.	473,532	1,885,004
Lexington Realty Trust	102,130	918,149
Mitsubishi Estate Co., Ltd.	30,000	539,462
Mitsui Fudosan Co., Ltd.	347,000	6,700,888
Soho China Ltd.	2,018,000	1,465,205
Sumitomo Realty & Development Co., Ltd.	23,000	560,093
Sun Hung Kai Properties Ltd.	460,886	5,734,957
Tokyu Land Corp.	354,000	1,746,597
Unibail-Rodamco SE	26,280	5,257,458
Unite Group PLC	82,650	260,430
UOL Group Ltd.	211,844	799,036
Weyerhaeuser Co.	37,160	814,547
Wharf Holdings Ltd.	602,000	3,282,647

		42,942,236

Health Care–0.5%
Chartwell Seniors Housing Real Estate Investment Trust	101,120	925,586
HCP, Inc.	37,000	1,460,020
Health Care REIT, Inc.	37,181	2,043,467
Ventas, Inc.	67,830	3,873,093

		8,302,166

		51,244,402

Consumer Staples–3.3%
Beverages–0.2%
Asahi Group Holdings Ltd.	22,100	491,118
Constellation Brands, Inc.–Class A(b)	125,700	2,965,263

		3,456,381

Food & Staples Retailing–1.1%
BIM Birlesik Magazalar AS	6,100	231,502
Delhaize Group SA	10,751	565,505
Jeronimo Martins SGPS SA(b)	90,855	1,850,605
Koninklijke Ahold NV	78,970	1,094,212
Kroger Co. (The)	370,700	8,982,061
Magnit OJSC (GDR)(c)	18,600	542,004
Olam International Ltd.	1,892,038	3,555,597

		16,821,486

14	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Food Products–0.8%
General Mills, Inc.	152,000	$5,996,400
Hershey Co. (The)	69,200	4,244,036
Tyson Foods, Inc.–Class A	86,100	1,648,815

		11,889,251

Personal Products–0.1%
Natura Cosmeticos SA	47,200	1,026,508

Tobacco–1.1%
Altria Group, Inc.(a)	180,900	5,584,383
British American Tobacco PLC	42,286	2,130,140
Imperial Tobacco Group PLC	28,700	1,164,237
Japan Tobacco, Inc.	295	1,669,835
Lorillard, Inc.	51,200	6,629,376

		17,177,971

		50,371,597

Retail–2.5%
Regional Mall–1.2%
General Growth Properties, Inc.	124,860	2,121,371
Glimcher Realty Trust	253,540	2,591,179
Simon Property Group, Inc.	67,673	9,858,603
Westfield Group	345,501	3,167,591

		17,738,744

Shopping Center/Other Retail–1.3%
Aeon Mall Co., Ltd.	70,100	1,637,430
Citycon OYJ	162,410	543,574
Corio NV	48,180	2,541,939
DDR Corp.	173,876	2,538,590
Eurocommercial Properties NV	15,800	598,775
Hammerson PLC	348,870	2,320,186
Klepierre	53,580	1,858,729
Link REIT (The)	446,228	1,660,389
Regency Centers Corp.	47,260	2,102,125
Retail Opportunity Investments Corp.	123,274	1,484,219
RioCan Real Estate Investment Trust (Toronto)	40	1,084
Weingarten Realty Investors	55,530	1,467,658
Westfield Retail Trust	733,400	1,964,378

		20,719,076

		38,457,820

Materials–2.4%
Chemicals–1.2%
Agrium, Inc. (Toronto)	11,100	958,042
Air Water, Inc.	11,000	142,787
DIC Corp.	116,000	236,018
Filtrona PLC	73,233	556,858
Huabao International Holdings Ltd.	511,000	330,636
Koninklijke DSM NV	24,090	1,394,584
LyondellBasell Industries NV	68,595	2,994,172
Mitsubishi Gas Chemical Co., Inc.	57,000	383,530
Monsanto Co.	69,100	5,511,416
Company	Shares	U.S. $ Value

Orica Ltd.	33,699	$979,927
Potash Corp. of Saskatchewan, Inc.	103,400	4,724,346

		18,212,316

Metals & Mining–1.2%
Anglo American PLC	18,360	688,197
BHP Billiton PLC	32,880	1,007,679
Dowa Holdings Co., Ltd.	110,000	737,968
Exxaro Resources Ltd.	17,600	455,667
Freeport-McMoRan Copper & Gold, Inc.	103,900	3,952,356
Goldcorp, Inc.	9,150	412,436
JFE Holdings, Inc.	25,700	558,769
KGHM Polska Miedz SA	18,280	842,838
Kinross Gold Corp.	39,060	381,809
Newcrest Mining Ltd.	59,050	1,816,182
OneSteel Ltd.	117,300	151,530
Rio Tinto PLC	64,940	3,599,441
ThyssenKrupp AG	41,910	1,043,323
Vale SA (Sponsored ADR) (Local Preference Shares)	122,980	2,790,416
Xstrata PLC	32,502	556,819

		18,995,430

		37,207,746

Residential–1.5%
Multi-Family–1.0%
BRE Properties, Inc.	50,060	2,530,533
Camden Property Trust	32,960	2,167,120
Equity Residential	25,300	1,584,286
Essex Property Trust, Inc.	10,915	1,653,732
GSW Immobilien AG(b)	25,855	893,445
Northern Property Real Estate Investment Trust	38,300	1,197,247
Post Properties, Inc.	45,340	2,124,632
Rossi Residencial SA	217,600	1,175,346
Stockland	476,420	1,452,664

		14,779,005

Self Storage–0.5%
Big Yellow Group PLC	374,490	1,701,244
CubeSmart	34,510	410,669
Extra Space Storage, Inc.	61,300	1,764,827
Public Storage	14,390	1,988,266
Sovran Self Storage, Inc.	43,570	2,171,093

		8,036,099

		22,815,104

Office–1.3%
Office–1.3%
Allied Properties Real Estate Investment Trust	27,635	717,853
Boston Properties, Inc.	23,093	2,424,534
Castellum AB	110,546	1,392,823
Cominar Real Estate Investment Trust	54,344	1,274,901
Corporate Office Properties Trust	32,441	752,956

2012 Semi-Annual Report	15

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Derwent London PLC	15,760	$439,821
Douglas Emmett, Inc.	109,550	2,498,835
Dundee International Real Estate Investment Trust	39,446	399,819
Great Portland Estates PLC	207,697	1,195,658
Hufvudstaden AB–Class A	97,770	1,033,719
Japan Real Estate Investment Corp.	47	414,414
Kilroy Realty Corp.	28,904	1,347,215
Mack-Cali Realty Corp.	41,180	1,186,808
Nippon Building Fund, Inc.	130	1,237,559
NTT Urban Development Corp.	506	414,413
SL Green Realty Corp.	37,786	2,930,304

		19,661,632

Telecommunication Services–1.2%
Diversified Telecommunication Services–1.1%
AT&T, Inc.	101,700	3,176,091
CenturyLink, Inc.	233,600	9,028,640
Nippon Telegraph & Telephone Corp.	45,500	2,062,248
Telecom Italia SpA (ordinary shares)	1,507,829	1,794,763
Vivendi SA	36,730	674,496

		16,736,238

Wireless Telecommunication Services–0.1%
NTT DoCoMo, Inc.	138	229,507
Vodafone Group PLC	685,600	1,891,121

		2,120,628

		18,856,866

Utilities–0.8%
Electric Utilities–0.4%
E.ON AG	46,720	1,119,272
Edison International	34,560	1,469,146
EDP–Energias de Portugal SA	183,600	534,052
NV Energy, Inc.	192,800	3,107,936

		6,230,406

Gas Utilities–0.1%
Gas Natural SDG SA	67,660	1,081,527

Independent Power Producers & Energy Traders–0.0%
APR Energy PLC(b)	18,814	284,379

Multi-Utilities–0.3%
CenterPoint Energy, Inc.	121,700	2,399,924
DTE Energy Co.	28,405	1,563,127
National Grid PLC	69,850	704,009

		4,667,060

		12,263,372

Lodging–0.6%
Lodging–0.6%
Ashford Hospitality Trust, Inc.	82,900	746,929
Great Eagle Holdings Ltd.	694,000	1,968,417
Company	Shares	U.S. $ Value

Hyatt Hotels Corp.(b)	36,900	$1,576,368
InnVest Real Estate Investment Trust	233,900	1,233,459
Intercontinental Hotels Group PLC	99,340	2,308,032
Pebblebrook Hotel Trust	36,750	829,815
Strategic Hotels & Resorts, Inc.(b)	194,300	1,278,494

		9,941,514

Total Common Stocks (cost $919,577,675)		1,007,712,551

INVESTMENT COMPANIES–2.9%
Funds and Investment Trusts–2.9%
Vanguard MSCI Emerging Markets ETF (cost $43,096,660)	1,013,810	44,070,320

WARRANTS–0.5%
Financials–0.2%
Commercial Banks–0.0%
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/07/15(b)	9,800	178,182

Consumer Finance–0.1%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(b)(c)	134,382	1,586,836

Thrifts & Mortgage Finance–0.1%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(b)(c)	200,660	2,655,555

		4,420,573

Consumer Staples–0.1%
Tobacco–0.1%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(b)	19,610	1,391,198

Industrials–0.1%
Construction & Engineering–0.1%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(b)(c)	28,870	742,799

Electrical Equipment–0.0%
AU Optronics Corp., Credit Suisse/Nassau, expiring 2/17/15(b)	174,100	80,782

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(b)	7,700	12,368

		835,949

Information Technology–0.1%
IT Services–0.1%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(b)	34,180	785,251

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Materials–0.0%
Chemicals–0.0%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(b)	3,510	$713,893

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(b) (c)	11,200	116,569

Consumer Discretionary–0.0%
Auto Components–0.0%
Bharat Forge Ltd., Merrill Lynch Intl & Co., expiring 5/03/16(b)	13,950	87,758

Total Warrants (cost $9,047,532)		8,351,191

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–30.9%
Investment Companies–30.6%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.09%(d) (cost $471,138,073)	471,138,073	$471,138,073

Principal Amount (000)
U.S. Treasury Bill–0.3%
U.S. Treasury Bill 0.01%, 4/26/12 (cost $4,499,852)	$4,500	4,499,852

Total Investments—99.8% (cost $1,447,359,792)		1,535,771,987

Other assets less liabilities—0.2%		2,353,007

Net Assets—100.0%		$1,538,124,994

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	91	June 2012	$10,084,434	$10,239,245	$154,811
Australian T-Bond 10 Yr Futures	22	June 2012	2,655,657	2,645,377	(10,280)
FTSE 100 Index Futures	284	June 2012	26,745,941	26,026,727	(719,214)
German Euro Bobl Futures	90	June 2012	14,877,044	14,897,292	20,248
German Euro Bund Futures	121	June 2012	22,275,169	22,349,192	74,023
German Euro Buxl Futures	65	June 2012	10,947,387	10,988,885	41,498
Govt of Canada Bond 10 Yr Futures	32	June 2012	4,226,530	4,210,096	(16,434)
Hang Seng Index Futures	30	April 2012	4,050,946	3,959,797	(91,149)
Japan 10 Yr Bond Futures	48	June 2012	82,590,145	82,354,476	(235,669)
S&P 500 E Mini Index Futures	4,072	June 2012	278,322,990	285,701,700	7,378,710
S&P TSE 60 Index Futures	99	June 2012	14,053,470	13,988,731	(64,739)
Topix Index Futures	244	June 2012	24,393,785	25,263,743	869,958
UK Long Gilt Bond Futures	92	June 2012	16,850,775	16,850,615	(160)

Sold Contracts
Euro Stoxx 50 Index Futures	756	June 2012	24,931,042	24,289,392	641,650
U.S. T-Bond 30 Yr Futures	124	June 2012	17,236,202	17,081,000	155,202
U.S. T-Note 5 Yr Futures	170	June 2012	20,751,234	20,831,641	(80,407)
U.S. T-Note 10 Yr Futures	121	June 2012	15,812,291	15,667,609	144,682
Ultra Long U.S. T-Bond Futures	36	June 2012	5,434,255	5,434,875	(620)

					$8,262,110

2012 Semi-Annual Report	17

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Bank of America N.A:
Canadian Dollar	Settling 5/15/12	7,036	$7,062,981	$7,047,926	$(15,055)
Euro	Settling 5/15/12	19,992	26,654,134	26,668,521	14,387
Norwegian Krone	Settling 5/15/12	20,583	3,589,328	3,608,556	19,228
Swedish Krona	Settling 5/15/12	35,192	5,275,767	5,310,437	34,670
Barclays Bank PLC Wholesale:
Australian Dollar	Settling 6/15/12	3,363	3,513,915	3,455,541	(58,374)
Japanese Yen	Settling 6/15/12	227,416	2,937,334	2,749,361	(187,973)
BNP Paribas SA:
Norwegian Krone	Settling 6/15/12	9,940	1,737,865	1,740,579	2,714
Citibank N.A:
Canadian Dollar	Settling 5/15/12	1,102	1,107,743	1,103,868	(3,875)
Japanese Yen	Settling 6/15/12	189,057	2,347,126	2,285,617	(61,509)
Swiss Franc	Settling 5/15/12	4,299	4,715,129	4,764,695	49,566
Swiss Franc	Settling 5/15/12	1,962	2,175,444	2,174,537	(907)
Goldman Sachs International:
Australian Dollar	Settling 5/15/12	1,395	1,478,016	1,438,221	(39,795)
HSBC BankUSA:
Euro	Settling 5/15/12	41,009	53,718,919	54,704,351	985,432
Norwegian Krone	Settling 5/15/12	35,159	6,075,567	6,163,981	88,414
Royal Bank of Canada:
Euro	Settling 6/15/12	2,854	3,806,508	3,807,819	1,311
Norwegian Krone	Settling 5/15/12	7,299	1,297,983	1,279,641	(18,342)
Royal Bank of Scotland PLC:
Australian Dollar	Settling 5/15/12	5,265	5,639,342	5,428,126	(211,216)
Australian Dollar	Settling 5/15/12	5,572	5,968,169	5,744,637	(223,532)
Euro	Settling 5/15/12	30,551	40,090,244	40,753,801	663,557
Euro	Settling 5/15/12	37,622	49,739,670	50,186,230	446,560
Norwegian Krone	Settling 6/15/12	5,872	1,022,895	1,028,238	5,343
Swedish Krona	Settling 6/15/12	16,850	2,522,417	2,539,670	17,253
Standard Chartered Bank:
Australian Dollar	Settling 5/15/12	3,656	3,886,242	3,769,274	(116,968)
Australian Dollar	Settling 6/15/12	424	449,214	435,668	(13,546)
State Street Bank and Trust Co.:
Great British Pound	Settling 5/15/12	7,921	12,561,914	12,666,157	104,243
UBS AG:
Australian Dollar	Settling 5/15/12	5,228	5,364,435	5,389,979	25,544
Euro	Settling 5/15/12	11,213	14,939,484	14,957,690	18,206
Japanese Yen	Settling 5/15/12	98,829	1,286,442	1,194,443	(91,999)
Japanese Yen	Settling 5/15/12	985,846	12,832,610	11,914,891	(917,719)
Norwegian Krone	Settling 6/15/12	12,265	2,143,358	2,147,707	4,349
Swedish Krona	Settling 5/15/12	38,474	5,760,012	5,805,687	45,675
Swedish Krona	Settling 6/15/12	9,448	1,386,683	1,424,024	37,341
Swiss Franc	Settling 5/15/12	2,373	2,603,947	2,630,059	26,112
Swiss Franc	Settling 5/15/12	2,246	2,464,587	2,489,302	24,715

18	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Westpac Banking Corp.:
New Zealand Dollar	Settling 5/15/12	1,439	$1,140,894	$1,174,889	$33,995
New Zealand Dollar	Settling 5/15/12	2,014	1,649,273	1,644,355	(4,918)
New Zealand Dollar	Settling 5/15/12	8,741	7,250,878	7,136,695	(114,183)
New Zealand Dollar	Settling 6/15/12	2,648	2,138,445	2,157,322	18,877
New Zealand Dollar	Settling 6/15/12	1,916	1,586,189	1,560,963	(25,226)

Sale Contracts:
Bank of America N.A:
Euro	Settling 5/15/12	9,835	13,037,374	13,119,493	(82,119)
Barclays Bank PLC Wholesale:
Euro	Settling 5/15/12	1,971	2,598,685	2,629,235	(30,550)
Euro	Settling 5/15/12	884	1,126,128	1,179,221	(53,093)
Citibank N.A:
Canadian Dollar	Settling 5/15/12	1,483	1,495,902	1,485,514	10,388
Credit Suisse London Branch (GFX):
Canadian Dollar	Settling 5/15/12	5,411	5,405,324	5,420,171	(14,847)
Euro	Settling 5/15/12	1,441	1,914,609	1,922,236	(7,627)
Japanese Yen	Settling 5/15/12	748,242	9,195,307	9,043,220	152,087
Japanese Yen	Settling 5/15/12	98,829	1,214,531	1,194,443	20,088
Deutsche Bank AG London:
Canadian Dollar	Settling 6/15/12	2,154	2,144,628	2,156,220	(11,592)
Great British Pound	Settling 6/15/12	506	807,627	808,953	(1,326)
Goldman Sachs International:
Swiss Franc	Settling 5/15/12	2,246	2,460,453	2,489,301	(28,848)
HSBC BankUSA:
Euro	Settling 5/15/12	9,732	12,494,234	12,982,096	(487,862)
Royal Bank of Canada:
Euro	Settling 5/15/12	7,314	9,677,446	9,756,581	(79,135)
Euro	Settling 5/15/12	124,109	164,213,582	165,556,397	(1,342,815)
Royal Bank of Scotland PLC:
Canadian Dollar	Settling 5/15/12	1,504	1,509,813	1,506,549	3,264
Euro	Settling 6/15/12	3,190	4,218,297	4,256,113	(37,816)
Euro	Settling 6/15/12	3,206	4,204,797	4,277,459	(72,662)
Great British Pound	Settling 6/15/12	651	1,022,428	1,040,767	(18,339)
Great British Pound	Settling 6/15/12	1,068	1,686,020	1,707,434	(21,414)
Japanese Yen	Settling 5/15/12	308,484	3,747,786	3,728,324	19,462
Standard Chartered Bank:
Japanese Yen	Settling 6/15/12	416,473	5,010,985	5,034,977	(23,992)
State Street Bank and Trust Co.:
Euro	Settling 5/15/12	2,114	2,803,587	2,819,991	(16,404)
Great British Pound	Settling 5/15/12	6,864	10,885,618	10,975,951	(90,333)
Japanese Yen	Settling 5/15/12	113,286	1,471,916	1,369,170	102,746
UBS AG:
Australian Dollar	Settling 5/15/12	2,386	2,538,513	2,459,925	78,588
Euro	Settling 5/15/12	2,547	3,395,263	3,397,595	(2,332)
Euro	Settling 5/15/12	2,836	3,657,589	3,783,109	(125,520)
Japanese Yen	Settling 5/15/12	126,087	1,529,816	1,523,882	5,934
New Zealand Dollar	Settling 5/15/12	6,529	5,338,378	5,330,680	7,698

2012 Semi-Annual Report	19

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Westpac Banking Corp.:
Australian Dollar	Settling 5/15/12	5,586	$5,763,970	$5,759,071	$4,899

					$(1,581,117)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Real Estate index	890	0.52%	$2,758	2/15/13	Deutsche Bank AG	$(9,305)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	2,547	0.52%	7,894	2/15/13	Deutsche Bank AG	(26,765)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	1,978	0.52%	6,130	3/15/13	Deutsche Bank AG	(20,785)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	5,150	0.52%	15,961	3/15/13	Deutsche Bank AG	(54,117)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	2,250	0.52%	7,000	4/15/13	Deutsche Bank AG	(50,397)
Receive	FTSE EPRA/NAREIT Developed Real Estate index	1,442	1.00%	4,461	4/15/13	Deutsche Bank AG	(5,930)

							$(167,299)

(a)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $95,098,674.
(b)	Non-income producing security.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $13,365,330 or 0.9% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REG—Registered Shares

REIT—Real Estate Investment Trust

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2012 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–67.3%
Information Technology–12.8%
Communications Equipment–1.7%
Cisco Systems, Inc.	666,000	$14,085,900
QUALCOMM, Inc.	447,900	30,466,158
Riverbed Technology, Inc.(a)	249,800	7,014,384

		51,566,442

Computers & Peripherals–4.1%
Apple, Inc.(a)(b)	113,200	67,860,004
Dell, Inc.(a)(b)	235,600	3,910,960
EMC Corp./MA(a)(b)	571,600	17,079,408
Fujitsu Ltd.	486,000	2,579,970
Hewlett-Packard Co.	1,277,400	30,440,442
Lite-On Technology Corp.	278,554	337,562
Pegatron Corp.	585,000	915,719
Seagate Technology PLC	69,900	1,883,805
Wistron Corp.	639,639	968,872

		125,976,742

Electronic Equipment, Instruments & Components–0.5%
AU Optronics Corp.	4,570,000	2,103,553
Celestica, Inc.(a)	81,900	787,429
Corning, Inc.	643,900	9,066,112
LG Display Co., Ltd. (ADR)(a)	344,451	4,054,188

		16,011,282

Internet Software & Services–1.4%
Baidu, Inc./China (Sponsored ADR)(a)	29,950	4,365,812
Google, Inc.–Class A(a)(b)	54,200	34,755,208
Telecity Group PLC(a)	249,333	2,940,411

		42,061,431

IT Services–0.3%
Visa, Inc.–Class A	75,400	8,897,200

Office Electronics–0.1%
Konica Minolta Holdings, Inc.	189,000	1,667,686

Semiconductors & Semiconductor Equipment–2.9%
Advanced Semiconductor Engineering, Inc.	2,610,979	2,649,798
Applied Materials, Inc.	1,443,000	17,950,920
Broadcom Corp.–Class A(a)(b)	308,900	12,139,770
GCL-Poly Energy Holdings Ltd.	5,119,000	1,423,510
Lam Research Corp.(a)	222,100	9,910,102
Marvell Technology Group Ltd.(a)	998,000	15,698,540
Micron Technology, Inc.(a)	1,514,400	12,266,640
Samsung Electronics Co., Ltd. (GDR)(c)	25,500	8,830,650
Samsung Electronics Co., Ltd. (GDR) (London)(c)	11,060	6,245,367
Samsung Electronics Co., Ltd. (GDR) (OTC U.S.)(c)	1,340	757,770
Company	Shares	U.S. $ Value

Sumco Corp.(a)	93,100	$1,146,229
Trina Solar Ltd. (Sponsored ADR)(a)	90,100	642,413

		89,661,709

Software–1.8%
Citrix Systems, Inc.(a)	152,700	12,049,557
Informatica Corp.(a)	49,200	2,602,680
Intuit, Inc.	206,500	12,416,845
Nintendo Co., Ltd.	6,000	911,309
Oracle Corp.	724,700	21,132,252
Temenos Group AG(a)	115,709	2,143,112
TIBCO Software, Inc.(a)	67,485	2,058,293

		53,314,048

		389,156,540

Consumer Discretionary–11.1%
Auto Components–0.9%
BorgWarner, Inc.(a)	105,100	8,864,134
Bridgestone Corp.	68,900	1,684,989
Faurecia	50,246	1,355,756
GKN PLC	709,200	2,339,604
Lear Corp.	192,100	8,930,729
Magna International, Inc.–Class A	48,470	2,311,127
Sumitomo Rubber Industries Ltd.	48,400	649,339
TRW Automotive Holdings Corp.(a)	48,200	2,238,890

		28,374,568

Automobiles–1.7%
Bayerische Motoren Werke AG	17,430	1,567,940
Dongfeng Motor Group Co., Ltd.–Class H	1,184,000	2,143,203
Ford Motor Co.(a)	915,000	11,428,350
General Motors Co.(a)	569,900	14,617,935
Harley-Davidson, Inc.	141,900	6,964,452
Honda Motor Co., Ltd.	37,100	1,428,876
Mazda Motor Corp.(a)	1,085,000	1,921,918
Nissan Motor Co., Ltd.	423,000	4,548,109
Renault SA	46,680	2,462,166
Volkswagen AG (Preference Shares)	21,260	3,738,845

		50,821,794

Distributors–0.3%
Imperial Holdings Ltd.	40,120	812,916
Li & Fung Ltd.	3,944,000	9,026,078

		9,838,994

Diversified Consumer Services–0.3%
Anhanguera Educacional Participacoes SA	113,700	1,370,292
Apollo Group, Inc.–Class A(a)	122,406	4,729,768
Estacio Participacoes SA	394,800	4,260,626

		10,360,686

Hotels, Restaurants & Leisure–1.4%
Ajisen China Holdings Ltd.	2,436,200	3,219,638
Las Vegas Sands Corp.	122,100	7,029,297
MGM Resorts International(a)	925,979	12,611,834

2012 Semi-Annual Report	21

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Sands China Ltd.	1,052,800	$4,104,050
Shangri-La Asia Ltd.	348,833	763,503
Starbucks Corp.	236,600	13,223,574

		40,951,896

Household Durables–0.6%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	63,000	557,370
MRV Engenharia e Participacoes SA	491,300	3,485,352
Newell Rubbermaid, Inc.	331,900	5,911,139
NVR, Inc.(a)	5,100	3,704,283
Sharp Corp./Japan	385,000	2,835,743
Sony Corp.	77,900	1,629,517
Taylor Wimpey PLC(a)	695,093	573,277

		18,696,681

Internet & Catalog Retail–0.6%
Amazon.com, Inc.(a)	68,300	13,831,433
Liberty Interactive Corp.–Class A(a)	204,800	3,909,632
Rakuten, Inc.	1,177	1,233,735

		18,974,800

Media–3.4%
Comcast Corp.–Class A	695,700	20,877,957
DIRECTV(a)	183,600	9,058,824
Focus Media Holding Ltd. (ADR)	24,710	620,715
Gannett Co., Inc.	796,400	12,208,812
Informa PLC	172,300	1,217,687
McGraw-Hill Cos., Inc. (The)	104,600	5,069,962
Time Warner Cable, Inc.–Class A(b)	221,400	18,044,100
Viacom, Inc.–Class B	331,400	15,728,244
Walt Disney Co. (The)	475,900	20,834,902

		103,661,203

Multiline Retail–0.5%
Dollar General Corp.(a)	152,300	7,036,260
Don Quijote Co., Ltd.	61,500	2,239,371
Golden Eagle Retail Group Ltd.	1,802,000	4,592,825

		13,868,456

Specialty Retail–0.8%
Belle International Holdings Ltd.	2,836,000	5,089,313
GameStop Corp.–Class A	205,100	4,479,384
Hennes & Mauritz AB–Class B	42,375	1,531,826
L’Occitane International SA	16,750	39,936
Ltd Brands, Inc.	94,500	4,536,000
Nitori Holdings Co., Ltd.	33,050	2,988,861
Yamada Denki Co., Ltd.	76,190	4,785,154

		23,450,474

Textiles, Apparel & Luxury Goods–0.6%
Cie Financiere Richemont SA	15,740	986,589
PVH Corp.	88,100	7,869,973
Trinity Ltd.	2,598,000	2,137,707
VF Corp.	43,500	6,350,130

		17,344,399

		336,343,951

Company	Shares	U.S. $ Value

Financials–10.2%
Capital Markets–1.1%
Deutsche Bank AG	32,250	$1,605,698
Goldman Sachs Group, Inc. (The)	79,550	9,893,634
Macquarie Group Ltd.	107,830	3,262,191
Morgan Stanley	629,100	12,355,524
UBS AG(a)	334,013	4,681,112

		31,798,159

Commercial Banks–3.9%
Banco Bilbao Vizcaya Argentaria SA	292,402	2,330,766
Banco do Brasil SA	248,900	3,538,281
Banco Santander Brasil SA/Brazil (ADR)	515,441	4,726,594
Banco Santander SA	258,874	1,990,753
Barclays PLC	701,560	2,643,799
BNP Paribas SA	141,330	6,723,090
China Construction Bank Corp.–Class H	935,000	722,853
CIT Group, Inc.(a)	479,900	19,791,076
HSBC Holdings PLC	534,659	4,748,955
Intesa Sanpaolo SpA	1,909,650	3,422,845
Itau Unibanco Holding SA (ADR)	317,250	6,088,028
KB Financial Group, Inc. (ADR)(a)	102,380	3,757,346
KBC Groep NV	41,857	1,052,750
Komercni Banka AS	2,500	501,405
Lloyds Banking Group PLC(a)	4,098,300	2,205,424
Mitsubishi UFJ Financial Group, Inc.	674,800	3,386,393
National Australia Bank Ltd.	160,240	4,090,623
National Bank of Canada	30,900	2,458,803
Sberbank of Russia (Sponsored ADR)(a)	106,891	1,431,270
Societe Generale SA	80,081	2,349,802
Standard Chartered PLC	107,840	2,692,943
Sumitomo Mitsui Financial Group, Inc.	102,200	3,382,587
Toronto-Dominion Bank (The)	10,300	874,227
Turkiye Is Bankasi–Class C	755,170	1,862,960
Turkiye Vakiflar Bankasi Tao–Class D	906,040	1,719,963
Wells Fargo & Co.	844,200	28,820,988

		117,314,524

Diversified Financial Services–3.1%
Citigroup, Inc.	1,049,428	38,356,593
IG Group Holdings PLC	457,709	3,295,650
ING Groep NV(a)	411,040	3,423,164
JPMorgan Chase & Co.(b)	822,400	37,813,952
Moody’s Corp.	221,600	9,329,360
ORIX Corp.	19,710	1,893,652

		94,112,371

Insurance–1.4%
Admiral Group PLC	248,240	4,713,104
Aegon NV(a)	113,400	630,333
AIA Group Ltd.	2,341,800	8,597,020
Allianz SE	34,220	4,084,209
Aviva PLC	344,200	1,826,943
Industrial Alliance Insurance & Financial Services, Inc.	51,212	1,570,067
Lancashire Holdings Ltd.	192,680	2,420,578
Legal & General Group PLC	1,263,030	2,641,661
MetLife, Inc.	221,300	8,265,555

22	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Muenchener Rueckversicherungs AG	17,670	$2,664,653
Prudential PLC	141,230	1,692,277
Suncorp Group Ltd.	175,820	1,533,501
Travelers Cos., Inc. (The)	46,600	2,758,720

		43,398,621

Real Estate Management & Development–0.7%
CBRE Group, Inc.(a)	381,400	7,612,744
Daito Trust Construction Co., Ltd.	47,900	4,325,488
Evergrande Real Estate Group Ltd.	2,233,000	1,193,557
Hang Lung Group Ltd.	98,000	628,225
Hang Lung Properties Ltd.	2,090,000	7,694,769
New World Development Co., Ltd.	736,500	886,818

		22,341,601

		308,965,276

Health Care–9.3%
Biotechnology–1.2%
Celgene Corp.(a)	132,400	10,263,648
Gilead Sciences, Inc.(a)(b)	407,943	19,928,016
Vertex Pharmaceuticals, Inc.(a)	127,400	5,224,674

		35,416,338

Health Care Equipment & Supplies–0.9%
Covidien PLC	328,100	17,940,508
Stryker Corp.	199,200	11,051,616

		28,992,124

Health Care Providers & Services–2.3%
Express Scripts, Inc.–Class A(a)	250,600	13,577,508
Health Net, Inc.(a)	142,500	5,660,100
McKesson Corp.	47,200	4,142,744
UnitedHealth Group, Inc.(b)	370,900	21,860,846
WellPoint, Inc.(b)	343,000	25,313,400

		70,554,598

Life Sciences Tools & Services–0.2%
Eurofins Scientific	2,258	246,517
Illumina, Inc.(a)	141,200	7,428,532

		7,675,049

Pharmaceuticals–4.7%
Allergan, Inc./United States	157,200	15,001,596
Aspen Pharmacare Holdings Ltd.(a)	204,431	3,157,848
AstraZeneca PLC	161,020	7,157,052
AstraZeneca PLC (Sponsored ADR)	554,800	24,683,052
GlaxoSmithKline PLC	133,470	2,983,831
Johnson & Johnson	477,600	31,502,496
Novartis AG	68,510	3,792,552
Novo Nordisk A/S–Class B	2,543	353,120
Perrigo Co.	71,400	7,376,334
Pfizer, Inc.(b)	1,751,600	39,691,256
Roche Holding AG	20,900	3,637,234
Shire PLC	80,420	2,573,149

		141,909,520

		284,547,629

Company	Shares	U.S. $ Value

Energy–8.4%
Energy Equipment & Services–2.6%
AMEC PLC	256,580	$4,551,937
FMC Technologies, Inc.(a)	222,200	11,203,324
National Oilwell Varco, Inc.	148,300	11,785,401
Saipem SpA	27,040	1,397,032
Schlumberger Ltd.(b)	384,000	26,853,120
Seadrill Ltd.	53,350	2,003,291
Technip SA	26,020	3,072,566
Transocean Ltd./Switzerland	308,000	16,847,600

		77,714,271

Oil, Gas & Consumable Fuels–5.8%
Afren PLC(a)	665,677	1,423,245
Anadarko Petroleum Corp.(b)	165,000	12,926,100
Banpu PCL	26,200	517,781
BG Group PLC	337,120	7,816,689
BP PLC	1,306,600	9,730,622
BP PLC (Sponsored ADR)	636,900	28,660,500
China Petroleum & Chemical Corp.–Class H	2,406,000	2,616,508
Devon Energy Corp.(b)	112,900	8,029,448
Ecopetrol SA (Sponsored ADR)	11,660	712,309
ENI SpA	151,200	3,543,394
EOG Resources, Inc.	148,800	16,531,680
Gazprom OAO (Sponsored ADR)	458,060	5,666,202
JX Holdings, Inc.	269,300	1,680,218
LUKOIL OAO (London) (Sponsored ADR)	56,247	3,419,818
Marathon Oil Corp.(b)	376,200	11,925,540
Marathon Petroleum Corp.(b)	243,400	10,553,824
Nexen, Inc. (New York)	189,100	3,469,985
Nexen, Inc. (Toronto)	124,116	2,275,885
Noble Energy, Inc.(b)	175,800	17,189,724
NovaTek OAO (Sponsored GDR)(c)	28,240	3,826,520
Petroleo Brasileiro SA (Sponsored ADR)	166,710	4,261,108
PTT PCL	217,000	2,490,049
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	174,378	6,109,473
Suncor Energy, Inc. (New York)	167,060	5,462,862
Total SA	123,300	6,298,105

		177,137,589

		254,851,860

Industrials–5.9%
Aerospace & Defense–1.3%
Boeing Co. (The)	166,600	12,390,042
Northrop Grumman Corp.	136,050	8,309,934
Precision Castparts Corp.	101,500	17,549,350
Safran SA	27,406	1,007,210

		39,256,536

Air Freight & Logistics–0.8%
Kuehne & Nagel International AG	19,227	2,601,111
United Parcel Service, Inc.–Class B	261,661	21,121,276

		23,722,387

2012 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Airlines–0.2%
Cathay Pacific Airways Ltd.	313,000	$579,243
Delta Air Lines, Inc.(a)	378,100	3,746,971
Deutsche Lufthansa (REG)	118,200	1,652,855

		5,979,069

Building Products–0.2%
Asahi Glass Co., Ltd.	340,000	2,914,693
Fortune Brands Home & Security, Inc.(a)	126,103	2,783,093

		5,697,786

Commercial Services & Supplies–0.1%
Edenred	41,502	1,249,155
Serco Group PLC	246,604	2,141,927

		3,391,082

Construction & Engineering–0.1%
Bouygues SA	122,481	3,735,040

Electrical Equipment–0.7%
Emerson Electric Co.	199,700	10,420,346
Rockwell Automation, Inc.	111,400	8,878,580
Sumitomo Electric Industries Ltd.	221,000	3,060,140

		22,359,066

Industrial Conglomerates–1.4%
Bidvest Group Ltd.	62,200	1,460,516
Danaher Corp.	469,000	26,264,000
General Electric Co.(b)	520,100	10,438,407
Jardine Matheson Holdings Ltd.	800	40,072
Keppel Corp., Ltd.	398,400	3,481,928

		41,684,923

Machinery–0.4%
Flowserve Corp.	107,500	12,417,325
IHI Corp.	266,000	676,149
Weir Group PLC (The)	22,400	631,887

		13,725,361

Professional Services–0.6%
Bureau Veritas SA	44,417	3,910,849
Capita PLC	467,980	5,488,668
Hays PLC	506,690	685,583
Intertek Group PLC	173,476	6,969,829

		17,054,929

Road & Rail–0.0%
Localiza Rent a Car SA	50,800	935,046

Trading Companies & Distributors–0.1%
Mitsubishi Corp.	70,200	1,642,818
Mitsui & Co., Ltd.	71,500	1,180,056

		2,822,874

		180,364,099

Consumer Staples–4.3%
Beverages–0.3%
Asahi Group Holdings Ltd.	90,400	2,008,919
Company	Shares	U.S. $ Value

Constellation Brands, Inc.–Class A(a)(b)	316,500	$7,466,235

		9,475,154

Food & Staples Retailing–1.4%
BIM Birlesik Magazalar AS	24,080	913,863
Delhaize Group SA	27,448	1,443,770
Jeronimo Martins SGPS SA(a)	228,991	4,664,267
Koninklijke Ahold NV	204,690	2,836,194
Kroger Co. (The)	921,100	22,318,253
Magnit OJSC (GDR)(c)	46,910	1,366,957
Olam International Ltd.	4,750,183	8,926,743

		42,470,047

Food Products–1.0%
General Mills, Inc.	344,700	13,598,415
Hershey Co. (The)	176,000	10,794,080
Nestle SA	17,500	1,101,040
Smithfield Foods, Inc.(a)	85,300	1,879,159
Tyson Foods, Inc.–Class A(b)	211,700	4,054,055

		31,426,749

Personal Products–0.2%
Estee Lauder Cos., Inc. (The)–Class A	54,000	3,344,760
Natura Cosmeticos SA	118,800	2,583,670

		5,928,430

Tobacco–1.4%
Altria Group, Inc.(b)	443,900	13,703,193
British American Tobacco PLC	106,562	5,368,017
Imperial Tobacco Group PLC	68,700	2,786,867
Japan Tobacco, Inc.	767	4,341,570
Lorillard, Inc.	122,600	15,874,248

		42,073,895

		131,374,275

Materials–2.8%
Chemicals–1.4%
Agrium, Inc. (Toronto)	27,600	2,382,158
Air Water, Inc.	28,000	363,458
DIC Corp.	208,000	423,205
Filtrona PLC	184,206	1,400,688
Huabao International Holdings Ltd.	952,000	615,979
Koninklijke DSM NV	62,670	3,628,002
LyondellBasell Industries NV	158,394	6,913,898
Monsanto Co.	188,000	14,994,880
Orica Ltd.	83,386	2,424,766
Potash Corp. of Saskatchewan, Inc.	176,100	8,046,009
Ube Industries Ltd./Japan	227,000	620,576

		41,813,619

Metals & Mining–1.4%
Anglo American PLC	47,690	1,787,586
BHP Billiton PLC	82,870	2,539,731
Dowa Holdings Co., Ltd.	62,000	415,946
Exxaro Resources Ltd.	45,710	1,183,439
Freeport-McMoRan Copper & Gold, Inc.	226,300	8,608,452
Goldcorp, Inc.	23,790	1,072,333

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

JFE Holdings, Inc.	78,400	$1,704,571
KGHM Polska Miedz SA	38,600	1,779,734
Kinross Gold Corp.	101,640	993,523
Newcrest Mining Ltd.	148,640	4,571,674
Rio Tinto PLC	165,540	9,175,417
ThyssenKrupp AG	108,950	2,712,242
Vale SA (Sponsored ADR) (Local Preference Shares)	265,000	6,012,850
Xstrata PLC	84,511	1,447,830

		44,005,328

		85,818,947

Telecommunication Services–1.5%
Diversified Telecommunication Services–1.3%
AT&T, Inc.(b)	247,100	7,716,933
CenturyLink, Inc.(b)	559,600	21,628,540
Nippon Telegraph & Telephone Corp.	117,100	5,307,455
Telecom Italia SpA (ordinary shares)	3,665,406	4,362,919
Vivendi SA	107,198	1,968,543

		40,984,390

Wireless Telecommunication Services–0.2%
NTT DoCoMo, Inc.	358	595,390
Vodafone Group PLC	1,780,720	4,911,839

		5,507,229

		46,491,619

Utilities–1.0%
Electric Utilities–0.5%
E.ON AG	121,650	2,914,373
Edison International	81,920	3,482,419
EDP–Energias de Portugal SA	448,600	1,304,877
NV Energy, Inc.	449,600	7,247,552

		14,949,221

Gas Utilities–0.1%
Gas Natural SDG SA	175,710	2,808,678

Independent Power Producers & Energy Traders–0.0%
APR Energy PLC(a)	46,066	696,301

Multi-Utilities–0.4%
CenterPoint Energy, Inc.	291,000	5,738,520
DTE Energy Co.	68,000	3,742,040
National Grid PLC	181,900	1,833,345

		11,313,905

		29,768,105

Total Common Stocks (cost $1,801,376,504)		2,047,682,301

INVESTMENT COMPANIES–2.2%
Funds and Investment Trusts–2.2%
Vanguard MSCI Emerging Markets ETF (cost $69,322,122)	1,572,180	68,342,664

Company	Shares	U.S. $ Value

WARRANTS–0.7%
Financials–0.3%
Commercial Banks–0.0%
Punjab National Bank Ltd., Merrill Lynch Intl & Co., expiring 7/07/15(a)	20,700	$376,363

Consumer Finance–0.1%
Shriram Transport Finance Co., Ltd., Merrill Lynch Intl & Co., expiring 1/22/15(a)(c)	338,626	3,998,631

Thrifts & Mortgage Finance–0.2%
Housing Development Finance Corp., Deutsche Bank AG London, expiring 1/30/17(a)(c)	505,350	6,687,853

		11,062,847

Consumer Staples–0.1%
Tobacco–0.1%
KT&G Corp., Macquarie Bank Ltd., expiring 1/30/15(a)	49,390	3,503,889

Information Technology–0.1%
IT Services–0.1%
Tata Consultancy Services Ltd., Merrill Lynch Intl & Co., expiring 12/14/15(a)	86,140	1,978,980

Industrials–0.1%
Construction & Engineering–0.1%
Larsen & Toubro Ltd., Deutsche Bank AG London, expiring 1/24/17(a)(c)	72,750	1,871,792

Industrial Conglomerates–0.0%
John Keells Holdings PLC, Deutsche Bank AG London, expiring 7/05/19(a)	22,400	35,979

		1,907,771

Materials–0.1%
Chemicals–0.1%
OCI Co., Ltd., Macquarie Bank Ltd., expiring 1/30/15(a)	9,180	1,867,105

Health Care–0.0%
Pharmaceuticals–0.0%
Lupin Ltd., Merrill Lynch Intl & Co., expiring 10/20/14(a)(c)	28,220	293,711

2012 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary–0.0%
Auto Components–0.0%
Bharat Forge Ltd., Merrill Lynch Intl & Co., expiring 5/03/16(a)	35,160	$221,188

Total Warrants (cost $22,252,621)		20,835,491

SHORT-TERM INVESTMENTS –29.7%
Investment Companies–29.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(d) (cost $900,894,751)	900,894,751	900,894,751

Company	Principal Amount (000)	U.S. $ Value

U.S. Treasury Bill–0.1%
U.S. Treasury Bill 0.01%, 5/03/12–6/07/12 (cost $1,799,807)	$1,800	$1,799,807

Total Short-Term Investments (cost $902,694,558)		902,694,558

Total Investments—99.9% (cost $2,795,645,805)		3,039,555,014

Other assets less liabilities—0.1%		2,509,989

Net Assets—100.0%		$3,042,065,003

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	225	June 2012	$24,934,040	$25,316,815	$382,775
FTSE 100 Index Futures	685	June 2012	64,491,931	62,775,734	(1,716,197)
Hang Seng Index Futures	78	April 2012	10,532,460	10,295,472	(236,988)
MSCI Emerging Market Mini Futures	674	June 2012	35,193,126	35,021,040	(172,086)
S&P 500 E Mini Index Futures	10,907	June 2012	745,406,802	765,262,388	19,855,586
S&P TSE 60 Index Futures	248	June 2012	35,191,910	35,042,478	(149,432)
Topix Index Futures	570	June 2012	56,863,294	59,017,760	2,154,466
U.S. T-Bond 30 Yr Futures	36	June 2012	5,096,592	4,959,000	(137,592)
U.S. T-Note 10 Yr Futures	240	June 2012	31,421,653	31,076,250	(345,403)

Sold Contracts
Euro Stoxx 50 Index Futures	5,372	June 2012	177,129,701	172,596,046	4,533,655

					$24,168,784

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America NA:
Canadian Dollar	Settling 5/15/12	9,981	$10,019,274	$9,997,918	$(21,356)
Euro	Settling 5/15/12	49,872	66,491,345	66,527,235	35,890
Norwegian Krone	Settling 5/15/12	65,918	11,494,986	11,556,565	61,579
Swedish Krona	Settling 5/15/12	87,308	13,088,674	13,174,688	86,014
Citibank N.A.:
Canadian Dollar	Settling 5/15/12	3,581	3,608,729	3,587,069	(21,660)
Swiss Franc	Settling 5/15/12	6,428	7,050,209	7,124,322	74,113
Credit Suisse London Branch (GFX):
New Zealand Dollar	Settling 5/15/12	5,677	4,732,177	4,635,055	(97,122)
Goldman Sachs International:
Australian Dollar	Settling 5/15/12	3,250	3,443,408	3,350,695	(92,713)
HSBC BankUSA:
Euro	Settling 5/15/12	75,750	99,227,198	101,047,444	1,820,246
Norwegian Krone	Settling 5/15/12	83,602	14,446,643	14,656,877	210,234

26	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Royal Bank of Scotland PLC:
Australian Dollar	Settling 5/15/12	8,736	$9,357,130	$9,006,668	$(350,462)
Australian Dollar	Settling 5/15/12	16,332	17,493,205	16,838,014	(655,191)
Euro	Settling 5/15/12	74,057	97,910,019	98,789,049	879,030
Great British Pound	Settling 5/15/12	2,637	4,133,498	4,216,723	83,225
Great British Pound	Settling 5/15/12	2,687	4,243,149	4,296,675	53,526
Japanese Yen	Settling 5/15/12	413,797	5,024,735	5,001,132	(23,603)
Standard Chartered Bank:
Australian Dollar	Settling 5/15/12	12,299	13,073,548	12,680,060	(393,488)
State Street Bank and Trust Co.:
Great British Pound	Settling 5/15/12	11,902	18,875,382	19,032,016	156,634
UBS AG:
Australian Dollar	Settling 5/15/12	10,186	10,451,824	10,501,593	49,769
Euro	Settling 5/15/12	33,022	43,996,399	44,050,015	53,616
Great British Pound	Settling 5/15/12	1,905	3,035,156	3,046,209	11,053
Japanese Yen	Settling 5/15/12	1,330,108	17,313,817	16,075,627	(1,238,190)
Swedish Krona	Settling 5/15/12	101,069	15,131,222	15,251,209	119,987
Swiss Franc	Settling 5/15/12	9,154	10,044,891	10,145,620	100,729
Swiss Franc	Settling 5/15/12	3,818	4,189,578	4,231,591	42,013
Westpac Banking Corp.:
New Zealand Dollar	Settling 5/15/12	5,292	4,333,640	4,320,717	(12,923)
New Zealand Dollar	Settling 5/15/12	21,319	17,684,643	17,406,153	(278,490)

Sale Contracts
Bank of America NA:
Euro	Settling 5/15/12	28,343	37,571,764	37,808,418	(236,654)
Barclays Bank PLC Wholesale:
Euro	Settling 5/15/12	2,399	3,228,445	3,200,170	28,275
Euro	Settling 5/15/12	2,334	3,077,286	3,113,462	(36,176)
Euro	Settling 5/15/12	2,219	2,826,784	2,960,056	(133,272)
Credit Suisse London Branch (GFX):
Canadian Dollar	Settling 5/15/12	12,757	12,743,619	12,778,623	(35,004)
Japanese Yen	Settling 5/15/12	1,990,990	24,467,705	24,063,017	404,688
Goldman Sachs International:
Swiss Franc	Settling 5/15/12	9,154	10,028,044	10,145,620	(117,576)
HSBC BankUSA:
Euro	Settling 5/15/12	5,880	7,802,172	7,843,683	(41,511)
Euro	Settling 5/15/12	20,943	26,887,252	27,937,117	(1,049,865)
JPMorgan Chase Bank N.A.:
Euro	Settling 5/15/12	4,305	5,651,819	5,742,696	(90,877)
Royal Bank of Canada:
Euro	Settling 5/15/12	17,716	23,440,748	23,632,429	(191,681)
Euro	Settling 5/15/12	241,599	319,669,301	322,283,316	(2,614,015)
Royal Bank of Scotland PLC:
Canadian Dollar	Settling 5/15/12	3,623	3,637,002	3,629,140	7,862
Japanese Yen	Settling 5/15/12	655,418	7,962,702	7,921,352	41,350
State Street Bank and Trust Co.:
Great British Pound	Settling 5/15/12	19,154	30,376,329	30,628,402	(252,073)

2012 Semi-Annual Report	27

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

UBS AG:
Euro	Settling 5/15/12	6,198	$8,262,207	$8,267,882	$(5,675)
Euro	Settling 5/15/12	4,960	6,396,912	6,616,440	(219,528)
New Zealand Dollar	Settling 5/15/12	17,769	14,528,663	14,507,714	20,949
Westpac Banking Corp.:
Australian Dollar	Settling 5/15/12	15,134	15,616,169	15,602,897	13,272

					$(3,855,051)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts. The market value of the collateral amounted to $1,976,378.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $33,879,251 or 1.1% of net assets.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

OJSC—Open Joint Stock Company

REG—Registered Shares

See notes to financial statements.

28	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2012 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–48.5%
Australia–2.0%
Australia Government Bond Series 122 5.25%, 3/15/19	AUD	18,764	$21,157,997

Austria–0.9%
Austria Government Bond 3.50%, 9/15/21(a)	EUR	7,004	9,943,742

Canada–2.6%
Canadian Government Bond 2.00%, 12/01/14	CAD	6,210	6,338,440
3.50%, 6/01/13		10,662	10,983,853
4.00%, 6/01/17		9,113	10,205,701

			27,527,994

Denmark–0.3%
Denmark Government Bond 3.00%, 11/15/21	DKK	18,782	3,715,332

Finland–4.5%
Finland Government Bond 3.50%, 4/15/21	EUR	8,006	11,762,444
3.875%, 9/15/17		24,114	36,206,666

			47,969,110

Germany–4.1%
Bundesrepublik Deutschland 3.00%, 7/04/20		13,959	20,739,465
Series 06 3.75%, 1/04/17		12,056	18,309,509
Series 09 3.25%, 1/04/20		2,886	4,359,057

			43,408,031

Japan–8.1%
Japan Government Ten Year Bond Series 288 1.70%, 9/20/17	JPY	2,557,800	33,107,455
Series 296 1.50%, 9/20/18		1,345,750	17,253,549
Japan Government Twenty Year Bond Series 112 2.10%, 6/20/29		585,300	7,551,233
Series 128 1.90%, 6/20/31		410,950	5,105,566
Series 48 2.50%, 12/21/20		305,700	4,206,361
Series 76 1.90%, 3/20/25		1,432,500	18,573,776

			85,797,940

	Principal Amount (000)		U.S. $ Value

Netherlands–2.3%
Netherlands Government Bond 2.25%, 7/15/22	EUR	6,748	$8,919,275
2.75%, 1/15/15		2,185	3,083,911
3.75%, 1/15/23		2,604	3,911,935
4.50%, 7/15/17		5,312	8,183,436

			24,098,557

New Zealand–1.3%
New Zealand Government Bond Series 1217 6.00%, 12/15/17	NZD	15,570	14,278,950

Norway–0.3%
Norway Government Bond Series 472 4.25%, 5/19/17	NOK	14,102	2,747,126

South Africa–0.9%
South Africa Government Bond Series R203 8.25%, 9/15/17	ZAR	55,039	7,487,411
Series R206 7.50%, 1/15/14		16,295	2,185,389

			9,672,800

United Kingdom–8.6%
United Kingdom Gilt 2.00%, 1/22/16	GBP	6,631	11,088,347
3.75%, 9/07/19		19,180	35,158,093
4.00%, 9/07/16		11,586	21,042,138
4.50%, 3/07/19		1,577	3,019,429
8.00%, 6/07/21		2,870	6,907,427
8.75%, 8/25/17		6,177	13,859,038

			91,074,472

United States–12.6%
U.S. Treasury Bonds 6.125%, 11/15/27	U.S.$	12,119	17,125,662
U.S. Treasury Notes 1.375%, 9/30/18		15,151	15,050,382
2.125%, 2/29/16		19,817	20,855,847
2.375%, 6/30/18		8,649	9,149,016
2.625%, 11/15/20		8,725	9,175,568
3.75%, 11/15/18		13,732	15,704,904
4.50%, 2/15/16		20,624	23,569,697
4.50%, 5/15/17(b)		19,588	22,917,960

			133,549,036

Total Governments—Treasuries (cost $501,619,732)			514,941,087

GOVERNMENTS—SOVEREIGN AGENCIES–5.5%
Australia–0.3%
Suncorp-Metway Ltd. 4.00%, 1/16/14	GBP	1,671	2,809,077

2012 Semi-Annual Report	29

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Canada–0.9%
Canada Housing Trust No 1 2.75%, 9/15/14(a)	CAD	2,440	$2,523,857
3.35%, 12/15/20(a)		4,155	4,439,679
4.10%, 12/15/18(a)		2,340	2,621,142

			9,584,678

Germany–0.4%
Kreditanstalt fuer Wiederaufbau 2.05%, 2/16/26	JPY	328,000	4,291,997
Landwirtschaftliche Rentenbank 3.75%, 2/11/16	EUR	336	488,685

			4,780,682

Japan–2.1%
Development Bank of Japan 2.30%, 3/19/26	JPY	840,000	11,459,571
Japan Finance Organization for Municipalities 2.00%, 5/09/16		860,000	11,089,480

			22,549,051

Netherlands–1.4%
Fortis Bank Nederland NV 3.375%, 5/19/14	EUR	1,419	1,986,862
ING Bank NV 3.375%, 3/03/14		2,665	3,715,391
LeasePlan Corp. NV 3.25%, 5/22/14		736	1,027,892
NIBC Bank NV 3.50%, 4/07/14		3,481	4,874,330
SNS Bank NV 3.50%, 3/10/14		2,068	2,889,624

			14,494,099

South Korea–0.1%
Korea Development Bank 3.25%, 3/09/16	U.S.$	1,229	1,243,849

United Kingdom–0.3%
Network Rail Infrastructure Finance PLC 4.40%, 3/06/16	CAD	2,760	2,960,529

Total Governments—Sovereign Agencies (cost $54,982,643)			58,421,965

MORTGAGE PASS-THROUGHS–4.4%
Agency Fixed Rate 30-Year–4.4%
Federal National Mortgage Association 3.50%, 11/01/41	U.S.$	13,434	13,806,460
6.00%, 4/01/38–9/01/39		24,189	26,625,885
Series 2008 6.00%, 5/01/38		5,867	6,467,935

Total Mortgage Pass-Throughs (cost $46,743,899)			46,900,280

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADES–3.7%
Industrial–1.8%
Basic–0.0%
EI du Pont de Nemours & Co. 3.25%, 1/15/15	U.S.$	250	$267,194

Capital Goods–0.2%
General Dynamics Corp. 3.875%, 7/15/21		1,525	1,649,301

Communications—Telecommunications–0.3%
AT&T, Inc. 3.00%, 2/15/22		1,775	1,739,527
Verizon Communications, Inc. 4.60%, 4/01/21		1,354	1,502,440
5.25%, 4/15/13		230	241,127

			3,483,094

Consumer Cyclical—Automotive–0.2%
American Honda Finance Corp. 6.25%, 7/16/13	EUR	50	70,800
Toyota Motor Credit Corp. 3.30%, 1/12/22	U.S.$	1,785	1,819,683

			1,890,483

Consumer Cyclical—Entertainment–0.2%
Walt Disney Co. (The) 2.75%, 8/16/21		1,625	1,618,581

Consumer Cyclical—Retailers–0.1%
Wal-Mart Stores, Inc. 4.25%, 4/15/21		1,435	1,602,674

Consumer Non-Cyclical–0.4%
Abbott Laboratories 4.125%, 5/27/20		460	514,131
Baxter International, Inc. 4.25%, 3/15/20		257	282,845
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		235	252,937
Kimberly-Clark Corp. 3.875%, 3/01/21		1,285	1,382,574
Novartis Capital Corp. 2.90%, 4/24/15		255	271,722
Pepsico, Inc. 4.00%, 3/05/42		1,785	1,691,544
Roche Holdings, Inc. 5.50%, 3/04/15	GBP	10	17,847

			4,413,600

Energy–0.2%
ConocoPhillips 4.60%, 1/15/15	U.S.$	235	259,122
Schlumberger Finance BV 5.25%, 9/05/13	EUR	185	261,449
Schlumberger Norge AS 4.20%, 1/15/21(a)	U.S.$	745	806,472

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Schlumberger Oilfield UK PLC 4.20%, 1/15/21(a)	U.S.$	506	$547,751
Shell International Finance BV 3.25%, 9/22/15		250	269,420

			2,144,214

Technology–0.2%
Hewlett-Packard Co. 2.95%, 8/15/12		105	105,747
4.65%, 12/09/21		782	818,077
Oracle Corp. 5.75%, 4/15/18		230	279,614
SAIC, Inc. 4.45%, 12/01/20		1,200	1,264,697

			2,468,135

			19,537,276

Financial Institutions–1.8%
Banking–1.5%
Citigroup, Inc. 4.50%, 1/14/22		2,440	2,449,552
Goldman Sachs Group, Inc. (The) 5.75%, 1/24/22		2,385	2,453,545
HSBC Holdings PLC 4.00%, 3/30/22		1,176	1,165,675
JPMorgan Chase & Co. 4.50%, 1/24/22		2,420	2,517,620
Lloyds TSB Bank PLC 4.20%, 3/28/17		1,870	1,884,044
Nordea Bank AB 3.125%, 3/20/17(a)		1,821	1,822,896
PNC Funding Corp. 3.30%, 3/08/22		1,810	1,790,611
Svenska Handelsbanken AB 2.875%, 4/04/17		1,850	1,849,401

			15,933,344

Insurance–0.3%
Berkshire Hathaway, Inc. 3.40%, 1/31/22		1,800	1,816,749
UnitedHealth Group, Inc. 4.375%, 3/15/42		1,800	1,736,422

			3,553,171

			19,486,515

Utility–0.1%
Electric–0.1%
Southern California Edison Co. 3.875%, 6/01/21		632	688,238

Total Corporates—Investment Grades (cost $38,814,219)			39,712,029

Company	Shares	U.S. $ Value

COMMON STOCKS–3.7%
Equity:Other–1.3%
Diversified/Specialty–1.1%
British Land Co. PLC	71,682	$550,206
Canadian Real Estate Investment Trust	7,660	283,453
Dexus Property Group	378,068	341,655
Digital Realty Trust, Inc.	9,210	681,264
Duke Realty Corp.	42,550	610,167
Dundee Real Estate Investment Trust	10,676	376,756
Evergrande Real Estate Group Ltd.	465,000	248,546
Forest City Enterprises, Inc.(c)	15,807	247,538
Hysan Development Co., Ltd.	113,099	450,217
Lexington Realty Trust	24,430	219,626
Mitsubishi Estate Co., Ltd.	7,000	125,875
Mitsui Fudosan Co., Ltd.	83,000	1,602,806
Morguard Real Estate Investment Trust	5,420	90,093
New World Development Co., Ltd.	273,000	328,719
Soho China Ltd.	612,500	444,716
Sumitomo Realty & Development Co., Ltd.	5,000	121,759
Sun Hung Kai Properties Ltd.	109,626	1,364,113
Telecity Group PLC(c)	19,487	229,812
Tokyu Land Corp.	84,000	414,447
Unibail-Rodamco SE	6,280	1,256,348
Unite Group PLC	19,750	62,232
UOL Group Ltd.	50,135	189,100
Weyerhaeuser Co.	8,890	194,869
Wharf Holdings Ltd.	144,000	785,218

		11,219,535

Health Care–0.2%
Chartwell Seniors Housing Real Estate Investment Trust	24,160	221,145
HCP, Inc.	8,840	348,826
Health Care REIT, Inc.	8,977	493,376
Ventas, Inc.	16,240	927,304

		1,990,651

		13,210,186

Retail–0.9%
Regional Mall–0.4%
General Growth Properties, Inc.	29,850	507,152
Glimcher Realty Trust	60,593	619,260
Simon Property Group, Inc.	16,278	2,371,379
Westfield Group	82,570	757,011

		4,254,802

Shopping Center/Other Retail–0.5%
Aeon Mall Co., Ltd.	16,800	392,423
Citycon OYJ	38,820	129,928
Corio NV	11,510	607,259
DDR Corp.	41,436	604,966
Eurocommercial Properties NV	3,800	144,009
Hammerson PLC	83,440	554,924
Klepierre	12,800	444,041

2012 Semi-Annual Report	31

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Link REIT (The)	106,593	$396,626
Regency Centers Corp.	11,300	502,624
Retail Opportunity Investments Corp.	29,653	357,022
RioCan Real Estate Investment Trust (Toronto)	9	244
Weingarten Realty Investors	13,450	355,483
Westfield Retail Trust	169,320	453,516

		4,943,065

		9,197,867

Residential–0.5%
Multi-Family–0.3%
BRE Properties, Inc.	11,960	604,578
Camden Property Trust	7,870	517,453
Equity Residential	6,050	378,851
Essex Property Trust, Inc.	2,610	395,441
GSW Immobilien AG(c)	6,180	213,556
Northern Property Real Estate Investment Trust	9,100	284,463
Post Properties, Inc.	10,840	507,962
Rossi Residencial SA	46,800	252,786
Stockland	113,870	347,204

		3,502,294

Self Storage–0.2%
Big Yellow Group PLC	77,830	353,568
CubeSmart	8,250	98,175
Extra Space Storage, Inc.	14,570	419,470
Public Storage	3,440	475,305
Sovran Self Storage, Inc.	10,410	518,731

		1,865,249

		5,367,543

Office–0.4%
Office–0.4%
Allied Properties Real Estate Investment Trust	6,657	172,924
Boston Properties, Inc.	5,521	579,650
Castellum AB	27,304	344,016
Cominar Real Estate Investment Trust	12,998	304,931
Corporate Office Properties Trust	7,782	180,620
Derwent London PLC	3,770	105,211
Douglas Emmett, Inc.	26,190	597,394
Dundee International Real Estate Investment Trust	8,260	83,722
Great Portland Estates PLC	49,640	285,765
Hufvudstaden AB–Class A	23,380	247,196
Japan Real Estate Investment Corp.	12	105,808
Kilroy Realty Corp.	6,909	322,028
Mack-Cali Realty Corp.	9,850	283,877
Nippon Building Fund, Inc.	31	295,110
NTT Urban Development Corp.	122	99,918

Company		Shares	U.S. $ Value

SL Green Realty Corp.		9,018	$699,346

			4,707,516

Industrials–0.3%
Industrial Warehouse Distribution–0.2%
EastGroup Properties, Inc.		11,880	596,614
Global Logistic Properties Ltd.(c)		245,000	429,415
ProLogis, Inc.		32,002	1,152,712

			2,178,741

Mixed Office Industrial–0.1%
Goodman Group		1,056,450	758,441

			2,937,182

Lodging–0.2%
Lodging–0.2%
Ashford Hospitality Trust, Inc.		19,758	178,020
Great Eagle Holdings Ltd.		165,000	467,995
Hyatt Hotels Corp.(c)		9,500	405,840
InnVest Real Estate Investment Trust		52,870	278,807
Intercontinental Hotels Group PLC		23,760	552,032
Pebblebrook Hotel Trust		8,800	198,704
Strategic Hotels & Resorts, Inc.(c)		46,490	305,904

			2,387,302

Financials–0.1%
Real Estate Management & Development–0.1%
CapitaLand Ltd.		144,000	357,764
CBRE Group, Inc.(c)		9,810	195,808
China Overseas Land & Investment Ltd.		72,000	136,348
Hang Lung Properties Ltd.		55,000	202,494

			892,414

Consumer Discretionary–0.0%
Hotels ,Restaurants & Leisure–0.0%
Starwood Hotels & Resorts Worldwide, Inc.		6,830	385,280

Household Durables–0.0%
MRV Engenharia e Participacoes SA		4,300	30,505

			415,785

Total Common Stocks (cost $34,936,355)			39,115,795

	Principal Amount (000)
INFLATION-LINKED SECURITIES–2.5%
United States–2.5%
U.S. Treasury Inflation Index 2.50%, 7/15/16 (TIPS) (cost $25,407,071)	U.S.$	22,269	26,000,728

32	Sanford C. Bernstein Fund, Inc.

Company		Shares	U.S. $ Value

INVESTMENT COMPANIES–2.2%
Funds and Investment Trusts–2.2%
Vanguard MSCI Emerging Markets ETF (cost $21,789,158)		545,500	$23,712,885

	Principal Amount (000)
AGENCIES–1.7%
Agency Debentures–1.7%
Federal Home Loan Mortgage Corp. 2.375%, 1/13/22	U.S.$	4,154	4,077,899
Federal National Mortgage Association 5.375%, 6/12/17		690	830,832
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		16,539	13,571,010

Total Agencies (cost $16,891,847)			18,479,741

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.7%
Canada–0.7%
Province of British Columbia Canada 3.25%, 12/18/21	CAD	3,237	3,314,140
Province of Manitoba Canada 3.85%, 12/01/21		2,950	3,163,180
Province of Ontario Canada 4.25%, 12/11/13	EUR	350	493,822
Province of Quebec Canada 4.25%, 2/27/13		350	481,200

Total Local Governments—Provincial Bonds (cost $7,282,536)			7,452,342

Company	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.2%
Quasi-Sovereign Bonds–0.2%
South Korea–0.2%
Korea National Oil Corp. 3.125%, 4/03/17(a) (cost $1,847,926)	U.S.$	1,850	$1,846,010

COVERED BONDS–0.2%
Bank of Nova Scotia 1.75%, 3/22/17(a) (cost $1,798,031)		1,800	1,805,328

		Shares
SHORT-TERM INVESTMENTS–26.3%
Investment Companies–26.3%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.09%(d) (cost $279,536,170)		279,536,170	279,536,170

Total Investments—99.6% (cost $1,031,649,587)			1,057,924,360

Other assets less liabilities—0.4%			4,421,430

Net Assets—100.0%			$1,062,345,790

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	57	June 2012	$6,316,611	$6,413,593	$96,982
FTSE 100 Index Futures	158	June 2012	14,881,123	14,479,658	(401,465)
Hang Seng Index Futures	18	April 2012	2,430,568	2,375,878	(54,690)
S&P 500 E Mini Index Futures	4,027	June 2012	275,341,329	282,544,388	7,203,059
S&P TSE 60 Index Futures	58	June 2012	8,233,346	8,195,418	(37,928)
Topix Index Futures	134	June 2012	13,368,179	13,874,350	506,171

Sold Contracts
10 Yr Australian T-Bond Futures	11	June 2012	1,296,492	1,322,688	(26,196)
10 Yr Japan Govt Bond Futures	17	June 2012	29,049,483	29,167,211	(117,728)
German Euro Bobl Futures	150	June 2012	24,685,585	24,828,820	(143,235)
German Euro Bund Futures	74	June 2012	13,475,077	13,668,100	(193,023)

2012 Semi-Annual Report	33

Schedule of Investments (continued)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

German Euro Buxl Futures	5	June 2012	$817,549	$845,299	$(27,750)
German Euro Schatz Futures	29	June 2012	4,266,839	4,267,459	(620)
Govt of Canada Bond 10 Yr Futures	19	June 2012	2,487,420	2,499,744	(12,324)
JGB Mini 10 Yr Futures	49	June 2012	8,430,374	8,404,060	26,314
U.S. T-Bond 30 Yr Futures	408	June 2012	56,427,176	56,202,000	225,176
U.S. T-Note 10 Yr Futures	682	June 2012	88,303,814	88,308,344	(4,530)
U.S. T-Note 2 Yr Futures	83	June 2012	18,280,733	18,271,672	9,061
U.S. T-Note 5 Yr Futures	564	June 2012	68,862,811	69,112,031	(249,220)
UK Long Gilt Bond Futures	53	June 2012	9,591,863	9,707,419	(115,556)
Ultra Long U.S. T-Bond Futures	179	June 2012	26,685,740	27,023,406	(337,666)

					$6,344,832

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Buy Contracts:
Bank of America N.A.:
Canadian Dollar	Settling 5/15/12	4,325	$4,341,585	$4,332,331	$(9,254)
Euro	Settling 5/15/12	4,968	6,623,536	6,627,111	3,575
Barclays Bank PLC Wholesale:
Australian Dollar	Settling 6/15/12	808	844,259	830,234	(14,025)
Japanese Yen	Settling 5/11/12	55,103	664,997	665,950	953
Japanese Yen	Settling 6/15/12	48,351	624,508	584,543	(39,965)
BNP Paribas SA:
Norwegian Krone	Settling 6/15/12	2,264	395,828	396,446	618
Citibank N.A.:
Japanese Yen	Settling 6/15/12	50,665	629,001	612,517	(16,484)
Swiss Franc	Settling 5/15/12	3,019	3,311,229	3,346,037	34,808
Deutsche Bank AG London:
Australian Dollar	Settling 4/19/12	493	509,276	509,289	13
HSBC Bank USA:
Euro	Settling 5/15/12	9,678	12,677,503	12,910,062	232,559
Royal Bank of Canada:
Euro	Settling 6/15/12	673	897,610	897,919	309
Royal Bank of Scotland PLC:
Australian Dollar	Settling 5/15/12	3,118	3,339,690	3,214,605	(125,085)
Euro	Settling 5/15/12	5,768	7,569,000	7,694,279	125,279
Euro	Settling 5/15/12	10,221	13,513,082	13,634,402	121,320
Swedish Krona	Settling 6/15/12	4,079	610,620	614,797	4,177
State Street Bank and Trust Co.:
Australian Dollar	Settling 6/15/12	141	149,349	144,880	(4,469)
Great British Pound	Settling 5/15/12	4,557	7,226,946	7,286,918	59,972
Norwegian Krone	Settling 6/15/12	1,604	279,297	280,875	1,578
Swedish Krona	Settling 6/15/12	2,115	310,379	318,778	8,399
UBS AG:
Euro	Settling 5/15/12	875	1,163,036	1,167,215	4,179
Japanese Yen	Settling 5/15/12	599,609	7,805,021	7,246,848	(558,173)
Norwegian Krone	Settling 6/15/12	2,846	497,350	498,359	1,009

34	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Westpac Banking Corp.:
New Zealand Dollar	Settling 6/15/12	639	$516,037	$520,592	$4,555
New Zealand Dollar	Settling 6/15/12	453	375,023	369,059	(5,964)

Sale Contracts:
Barclays Bank PLC Wholesale:
Great British Pound	Settling 5/10/12	58,525	93,401,973	93,588,069	(186,096)
Japanese Yen	Settling 5/11/12	9,327,215	111,937,777	112,724,097	(786,320)
BNP Paribas SA:
Australian Dollar	Settling 4/19/12	20,441	21,439,515	21,135,289	304,226
Canadian Dollar	Settling 4/03/12	47,296	47,835,249	47,416,364	418,885
Credit Suisse London Branch (GFX):
South African Rand	Settling 5/14/12	69,371	8,907,767	8,989,708	(81,941)
Deutsche Bank AG London:
Canadian Dollar	Settling 6/15/12	537	534,664	537,554	(2,890)
HSBC Bank USA:
Euro	Settling 5/15/12	3,197	4,104,405	4,264,669	(160,264)
Morgan Stanley & Co. Inc.:
Australian Dollar	Settling 5/15/12	1,017	1,085,148	1,048,510	36,638
Euro	Settling 5/10/12	97,223	129,689,990	129,687,282	2,708
Royal Bank of Canada:
Euro	Settling 5/15/12	27,385	36,234,189	36,530,485	(296,296)
Royal Bank of Scotland PLC:
Canadian Dollar	Settling 5/15/12	47,217	47,336,018	47,297,237	38,781
Danish Krone	Settling 5/23/12	20,235	3,628,875	3,627,958	917
Euro	Settling 5/10/12	797	1,063,657	1,063,420	237
Euro	Settling 6/15/12	698	923,000	931,274	(8,274)
Euro	Settling 6/15/12	820	1,075,463	1,094,048	(18,585)
Great British Pound	Settling 6/15/12	270	426,241	431,655	(5,414)
Standard Chartered Bank:
Japanese Yen	Settling 6/15/12	99,016	1,191,356	1,197,060	(5,704)
State Street Bank and Trust Co.:
Great British Pound	Settling 6/15/12	141	225,056	225,420	(364)
Great British Pound	Settling 6/15/12	74	116,646	118,305	(1,659)
UBS AG:
Euro	Settling 5/15/12	1,174	1,514,108	1,566,069	(51,961)
Norwegian Krone	Settling 5/23/12	14,157	2,488,707	2,481,276	7,431
Westpac Banking Corp.:
New Zealand Dollar	Settling 4/24/12	17,770	14,605,568	14,529,506	76,062

					$(889,999)

2012 Semi-Annual Report	35

Schedule of Investments (continued)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	152	0.52%	$471	2/15/13	Deutsche Bank AG	$(1,597)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	436	0.52%	1,351	3/15/13	Deutsche Bank AG	(4,582)
Receive	FTSE EPRA/NAREIT Developed Real Estate Index	349	1.00%	1,080	4/15/13	Deutsche Bank AG	(1,435)
Receive	MSCI Daily TR Gross Ex USA USD	54,248	0.29%	23,213	4/16/12	Deutsche Bank AG	(213,548)

							$(221,162)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the aggregate market value of these securities amounted to $26,356,877 or 2.5% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize Total Return Swaps. The aggregate market value of these securities amounted to $7,503,210.
(c)	Non-income producing security.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

DKK—Danish Krone

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

ZAR—South African Rand

Glossary:

REIT—Real Estate Investment Trust

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

36	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2012 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–61.0%
Long-Term Municipal Bonds–59.9%
Alabama–0.5%
Alabama Pub Sch & Clg Auth Series 2010A 5.00%, 5/01/19	$3,255	$3,936,760
Birmingham AL Wtrwks Brd Series 2010A 5.00%, 1/01/24	3,650	4,132,493

		8,069,253

Arizona–3.0%
Phoenix AZ Civic Impt Corp. (Phoenix Az Civic Impt Airport) 5.00%, 7/01/24	5,305	5,926,534
Pima Cnty AZ Swr Series 2011B 5.00%, 7/01/23–7/01/24	6,585	7,548,960
AGM 5.00%, 7/01/18–7/01/19	10,035	11,865,971
Salt River Proj Agric Impt & Pwr Dist AZ Series 2011A 5.00%, 12/01/24	23,120	27,700,535

		53,042,000

Arkansas–0.7%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	12,275	12,428,069

California–3.2%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	15,815	16,603,378
Series 2010L 5.00%, 5/01/17	7,675	9,115,060
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	8,470	8,974,981
Series 2009A 5.25%, 7/01/21	7,255	8,632,289
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	4,125	4,297,590
Series 2009 5.00%, 6/15/13	4,410	4,647,082
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series 2009C-2 5.00%, 5/01/25	1,025	1,138,222
Series C 5.00%, 5/01/19	730	863,758
Principal Amount (000)		U.S. $ Value

NPFGC-RE Series 2006 32F 5.25%, 5/01/18	$680	$816,156

		55,088,516

Colorado–1.6%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.25%, 11/15/18	13,135	15,142,291
5.50%, 11/15/19	4,375	5,150,250
Series 2010 A 5.00%, 11/15/23	300	343,278
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/20	2,875	3,106,897
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/20	2,000	2,174,960
5.125%, 1/15/23	2,000	2,119,520

		28,037,196

District of Columbia–0.7%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/17–10/01/18	9,895	11,383,931

Florida–7.2%
Broward Cnty FL Half-cent Sales Tax Series 2010A 5.00%, 10/01/18–10/01/20	8,235	9,603,016
Broward Cnty FL Sch Brd COP 5.00%, 7/01/20	7,250	8,290,085
Citizens Ppty Ins Corp. FL 5.25%, 6/01/17	2,855	3,194,517
Series 2010A 5.00%, 6/01/13–6/01/16	16,485	17,588,296
NPFGC Series A 5.00%, 3/01/15	80	86,652
Florida Brd of Ed Lottery 4.00%, 7/01/12	12,410	12,523,800
5.00%, 7/01/13	12,825	13,573,083
Series 2010 C 5.00%, 7/01/16	300	345,927
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	5,430	6,110,379
Florida St (Florida GO) Series 2011B 5.00%, 6/01/13	2,665	2,811,308
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	1,535	1,630,876
Jacksonville FL Elec Auth Series 2011-23 5.00%, 10/01/13	2,835	3,031,409

2012 Semi-Annual Report	37

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Jacksonville FL Sales Tax 5.00%, 10/01/21	$2,500	$2,863,650
Jacksonville FL Spl Rev Appropriation 5.00%, 10/01/18–10/01/19	15,170	18,149,850
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport)
Series 2011A 5.625%, 10/01/26	2,470	2,700,031
AGM Series A 5.50%, 10/01/18–10/01/19	7,425	8,446,834
Miami-Dade Cnty FL Sch Brd COP Series 2011A 5.00%, 5/01/31	6,675	7,126,363
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(a)	1,775	1,873,051
Tampa FL Solid Wst Sys 4.00%, 10/01/12	3,840	3,882,278
AGM 4.00%, 10/01/13	1,070	1,104,336

		124,935,741

Georgia–1.3%
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/20–1/01/21	8,880	10,495,503
Monroe Cnty GA Dev Auth (Oglethorpe Power Corp.) 2.50%, 1/01/38	11,845	12,016,042

		22,511,545

Hawaii–1.2%
Honolulu HI City & Cnty GO Series 2011A 5.00%, 8/01/24–8/01/26	8,040	9,535,975
Series 2011B 5.00%, 8/01/24–8/01/25	10,205	12,092,245

		21,628,220

Illinois–4.0%
Chicago IL GO Series 2009C 5.00%, 1/01/23	1,785	2,001,360
NPFGC Series 2007C 5.00%, 1/01/19	3,915	4,426,377
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2010D 5.25%, 1/01/19	2,285	2,598,091
Series 2011A 5.00%, 1/01/18–1/01/19	6,670	7,673,739
Series 2011B 5.00%, 1/01/18–1/01/21	6,700	7,704,138
NPFGC Series 2005B 5.25%, 1/01/18	2,450	2,835,140
Chicago IL Transit Auth Fed Hwy Grant (Chicago IL Fed Hwy Grant) 5.00%, 6/01/21	4,685	5,113,490
Principal Amount (000)		U.S. $ Value

Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	$1,645	$1,645,016
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/20	1,730	1,607,914
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	2,055	2,049,883
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	1,765	1,765,671
Illinois GO Series 2007 B 5.00%, 1/01/13	805	830,430
Series 2010 5.00%, 1/01/18	160	179,808
AMBAC 5.00%, 11/01/15	6,905	7,722,621
NPFGC 5.375%, 4/01/16	3,540	3,973,013
Illinois Sales Tax 5.00%, 6/15/13–6/15/18	14,755	16,897,425

		69,024,116

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	2,125	1,402,351

Kentucky–0.1%
Kentucky Prop & Bldg Comm (Kentucky Lease Prop & Bldg) 4.00%, 11/01/13	1,830	1,930,357

Louisiana–0.6%
Orleans Parish LA Par SD GO AGM 5.00%, 9/01/17–9/01/19	9,705	11,226,073

Massachusetts–3.0%
Boston MA GO 4.00%, 4/01/13	2,825	2,931,305
Massachusetts Dev Fin Agy (Emerson College) Series 2010A 5.00%, 1/01/17–1/01/18	4,615	5,155,770
Massachusetts DOT Met Hwy Sys Series 2010B 5.00%, 1/01/18–1/01/20	7,985	9,267,141
Massachusetts GO 5.25%, 1/01/17 (Pre-refunded/ETM)	1,475	1,529,501
Series 02C 5.25%, 11/01/30 (Pre-refunded/ETM)	1,640	1,687,855
Series 2002D 5.375%, 8/01/19 (Pre-refunded/ETM)	1,530	1,555,857

38	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2011A 5.00%, 4/01/25	$8,750	$10,278,450
AGM 5.25%, 11/01/30 (Pre-refunded/ETM)	3,290	3,386,002
Massachusetts Port Auth Series 2010E 5.00%, 7/01/13	2,000	2,101,260
Massachusetts Spl Obl (Massachusetts Fed Hwy Grant) 5.00%, 6/15/13	14,090	14,887,776

		52,780,917

Michigan–1.2%
Detroit MI Wtr Supply Sys Series 2011C 5.25%, 7/01/24–7/01/25	9,390	10,115,654
Wayne Cnty MI Arpt Auth (Detroit Metro Wayne Cnty Arpt) Series 2010A 4.00%, 12/01/13	7,590	7,801,078
Series 2010C 5.00%, 12/01/13	3,410	3,588,548

		21,505,280

Minnesota–1.7%
Minnesota GO 5.00%, 8/01/12 (Pre-refunded/ETM)	20,000	20,313,600
Minnesota Pub Fac Auth (Minnesota SRF) Series 2010 C 4.00%, 3/01/13	7,020	7,262,611
Series 2010A 5.00%, 3/01/13	2,400	2,504,496

		30,080,707

Mississippi–1.2%
Mississippi Dev Bank (Mississippi Lease Dept of Corrections) 5.00%, 8/01/22–8/01/23	18,635	20,881,831

Missouri–1.5%
Bi-State Dev Agy MO (St. Louis MO City & Cnty Sales Tax) Series 2010B 4.00%, 10/15/13	18,620	19,431,459
St. Louis MO Arpt (Lambert- St. Louis Intl Airport) NPFGC 5.50%, 7/01/16	5,980	6,772,171

		26,203,630

Nebraska–0.4%
Omaha NE Pub Pwr Dist Elec Series 2011B 5.00%, 2/01/24	6,420	7,650,136

Principal Amount (000)		U.S. $ Value

Nevada–0.8%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21–7/01/22	$1,010	$1,156,149
Clark Cnty NV SD GO NPFGC Series 2006C 5.00%, 6/15/21	4,285	4,775,161
NPFGC-RE Series 2005 A 5.00%, 6/15/18	210	234,438
NPFGC-RE Series 2005B 5.00%, 6/15/20	6,875	7,570,544

		13,736,292

New Jersey–3.7%
Hudson Cnty NJ Impt Auth (Hudson Cnty NJ GO) Series 2010B 5.00%, 1/01/13	15,275	15,734,319
New Jersey ED Fac Auth (Princeton Univ) Series 2010B 5.00%, 7/01/12	4,525	4,578,214
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	255	255,000
New Jersey EDA (New Jersey Lease Sch Fac) 5.00%, 3/01/17	1,510	1,759,165
Series 2010DD-1 5.00%, 12/15/17	4,685	5,565,827
Series 2011EE 5.00%, 9/01/18	4,940	5,784,987
5.25%, 9/01/19	2,630	3,137,853
AMBAC Series 2005 K 5.50%, 12/15/19	1,880	2,293,205
New Jersey Env Infra Trust 3.00%, 9/01/12	2,230	2,255,757
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	11,070	12,943,266
Tobacco Settlement Fin Corp. NJ 5.00%, 6/01/15 (Pre-refunded/ETM)	7,355	7,411,192
6.00%, 6/01/37 (Pre-refunded/ETM)	3,500	3,532,270

		65,251,055

New York–1.5%
New York NY GO 5.00%, 8/01/13–8/01/17	19,115	21,066,178
New York St Loc Gov Asst Corp. 5.00%, 4/01/12	4,255	4,255,000

		25,321,178

2012 Semi-Annual Report	39

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

North Carolina–1.7%
Charlotte NC COP (Charlotte NC COP Equip Acq) Series A 5.00%, 6/01/12	$4,095	$4,126,163
North Carolina GO Series 2010B 5.00%, 6/01/12	18,345	18,485,706
Wake Cnty NC GO 5.00%, 4/01/12	6,635	6,635,000

		29,246,869

Ohio–0.7%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	3,000	3,365,430
Columbus OH GO 4.00%, 6/01/13	4,875	5,081,651
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	4,450	4,511,143

		12,958,224

Oregon–0.6%
Oregon Dept of Admin Svc COP (Oregon Lottery) Series 2011A 5.25%, 4/01/26	5,930	7,051,837
Portland OR Swr Sys 4.00%, 3/01/13	2,445	2,528,350

		9,580,187

Pennsylvania–3.5%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 2/01/16–8/01/18	6,345	7,329,025
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	5,475	5,532,980
Pennsylvania GO Series 2006 5.00%, 3/01/13	1,245	1,299,207
NPFGC–RE 5.00%, 7/01/13	16,560	17,532,403
Pennsylvania Intergov Coop Auth Series 2010 5.00%, 6/15/16–6/15/17	7,000	8,275,820
Pennsylvania Turnpike Comm Series 2011E 5.00%, 12/01/25–12/01/26	13,665	15,690,864
Philadelphia PA GO 5.25%, 8/01/17	2,285	2,555,270
Philadelphia PA Wtr & Wstwtr AGM Series 2010A 5.00%, 6/15/19	2,500	2,929,025

		61,144,594

Principal Amount (000)		U.S. $ Value

Puerto Rico–2.5%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	$8,775	$9,879,070
Series 2010ZZ 5.00%, 7/01/17	4,525	5,056,145
5.25%, 7/01/19	4,000	4,556,600
Series W 5.50%, 7/01/17	3,240	3,699,205
Puerto Rico GO 5.25%, 7/01/14	1,760	1,889,941
Series A 5.00%, 7/01/30 (Pre–refunded/ETM)	2,450	2,478,273
NPFGC 6.00%, 7/01/14	6,210	6,770,266
XLCA 5.50%, 7/01/17	1,010	1,133,139
Puerto Rico Hwy & Trnsp Auth 5.50%, 7/01/17 (Pre–refunded/ETM)	825	1,015,534
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) NPFGC Series 2003AA 5.50%, 7/01/17	555	622,666
Puerto Rico Infra Fin Auth Series 2011C 3.00%, 12/15/26	6,200	6,249,972

		43,350,811

South Carolina–0.2%
Renewable Water Resource Sew Sys SC Series 2010A 5.00%, 1/01/13	2,500	2,588,300

Tennessee–0.5%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	1,575	1,629,763
5.00%, 7/01/15–7/01/16	5,985	6,635,606

		8,265,369

Texas–5.1%
Austin TX Wtr & Wstwtr Sys 5.00%, 11/15/25–11/15/26	11,990	14,100,579
Dallas TX ISD GO 4.00%, 2/15/13	2,075	2,142,479
Fort Bend TX ISD GO Series 2010 5.00%, 8/15/21	5,205	6,299,403
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	210	246,607
Hurst–Euless–Bedford TX ISD GO 5.00%, 8/15/20–8/15/24	10,525	12,725,613
Katy TX ISD GO Series 2010 A 4.00%, 2/15/13	1,200	1,239,024

40	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Red River TX Hlth Facs Dev Corp. (MRC Crestview Proj) 6.00%, 11/15/16	$1,825	$1,843,542
San Antonio TX GO Series 2010 5.00%, 2/01/23	650	773,468
Texas PFA (Texas Workforce Commission) Series 2010B 5.00%, 1/01/20	27,580	29,099,934
Texas St Univ Sys Series 2010B 5.00%, 3/15/13	1,000	1,045,200
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(b)	8,170	8,212,321
Univ of Texas Series 2010A 5.00%, 8/15/22	9,755	11,678,393

		89,406,563

Virginia–0.9%
Fairfax Cnty VA GO Series 2008A 4.50%, 4/01/12	4,455	4,455,000
Virginia College Bldg Auth (Virginia Lease 21st Century College Prog) Series 2008A 5.00%, 2/01/13	4,130	4,293,672
Series F-1 5.00%, 2/01/13	1,725	1,793,362
Virginia Pub Bldg Auth (Virginia Lease Pub Fac) 5.00%, 8/01/13	5,660	6,013,071

		16,555,105

Washington–4.4%
Chelan Cnty WA PUD #1 Series 2011A 5.25%, 7/01/22	7,835	9,097,219
Series 2011B 5.50%, 7/01/23	5,540	6,441,413
Clark Cnty WA PUD #1 5.00%, 1/01/21	11,835	13,520,304
Energy Northwest WA (Bonneville Power Admin) Series 2007C 5.00%, 7/01/13	2,130	2,253,689
Series 2011A 5.00%, 7/01/23	11,390	13,539,976
Series 2012A 5.00%, 7/01/13(c)	3,750	3,967,763
Port of Seattle WA 5.00%, 2/01/20	4,430	5,053,611
Principal Amount (000)		U.S. $ Value

Series 2010C 5.00%, 2/01/22	$5,490	$6,167,960
Port of Seattle WA PFC (Port of Seattle WA) Series 2010B 5.00%, 12/01/13	4,370	4,620,969
Seattle WA GO Series 2010 4.00%, 8/01/12	1,250	1,265,625
Snohomish Cnty WA PUD #1 Series 2010A 5.00%, 12/01/19	5,415	6,524,642
Washington St GO Series 2010 E 5.00%, 2/01/13	1,065	1,107,302
Series 2010R–2011C 5.00%, 7/01/13	3,325	3,518,083

		77,078,556

Wisconsin–0.6%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	1,210	1,221,156
6.125%, 6/01/27 (Pre-refunded/ETM)	735	741,924
6.375%, 6/01/32 (Pre-refunded/ETM)	1,640	1,656,105
7.00%, 6/01/28 (Pre-refunded/ETM)	6,000	6,064,800
Milwaukee Cnty WI Arpt (Milwaukee General Mitchell Intl Arpt) Series 2010B 5.00%, 12/01/13	1,000	1,067,840

		10,751,825

Total Long-Term Municipal Bonds (cost $1,002,634,067)		1,045,044,797

Short-Term Municipal Notes–1.1%
California–0.1%
California Infra & Eco Dev Bk (J Paul Getty Trust) Series 2010A-2 0.17%, 10/01/47(d)	2,500	2,500,000

Illinois–0.1%
Chicago IL Brd of ED GO Series 2010A 0.19%, 3/01/35(d)	1,300	1,300,000

Kansas–0.0%
Wichita KS Hosp Fac (Christi Hlth System) Series 2009 B-2 0.20%, 11/15/39(d)	100	100,000

Kentucky–0.1%
Christian Cnty KY Assoc Cntys Lsng Trst (Kentucky Cntys Assn Lease Prog) 0.20%, 8/01/37(d)	1,085	1,085,000
Kentucky Econ Dev Fin Auth (Baptist Healthcare Sys) 0.20%, 8/15/38(d)	1,200	1,200,000

		2,285,000

2012 Semi-Annual Report	41

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Mississippi–0.7%
Mississippi Business Fin Corp. (Chevron USA, Inc.) 0.19%, 11/01/35(d)	$5,000	$5,000,000
Series 2009 B 0.19%, 12/01/30(d)	4,000	4,000,000
Series 2009E 0.17%, 12/01/30(d)	3,200	3,200,000

		12,200,000

South Dakota–0.1%
South Dakota Hlth & Edl Facs Auth (Regional Health) Series 2008 0.21%, 9/01/27(d)	795	795,000

Total Short-Term Municipal Notes (cost $19,180,000)		19,180,000

Total Municipal Obligations (cost $1,021,814,067)		1,064,224,797

CORPORATES—INVESTMENT GRADES–2.5%
Financial Institutions–1.7%
Banking–1.7%
Bank of America Corp. 7.375%, 5/15/14	5,665	6,149,528
Bank of New York Mellon Corp. (The) 1.70%, 11/24/14	5,663	5,751,637
Capital One Financial Corp. 2.125%, 7/15/14	2,790	2,805,903
Citigroup, Inc. 2.65%, 3/02/15	5,500	5,498,999
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	2,627	2,812,868
JPMorgan Chase & Co. 1.875%, 3/20/15	6,360	6,376,237

		29,395,172

Industrial–0.8%
Communications—Telecommunications–0.3%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	5,600	6,056,590

Principal Amount (000)		U.S. $ Value

Consumer Cyclical—Automotive–0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	$2,766	$3,012,279

Industrial–0.3%
Hewlett-Packard Co. 6.125%, 3/01/14	5,286	5,752,733

		14,821,602

Total Corporates—Investment Grades (cost $44,084,917)		44,216,774

AGENCIES–0.7%
Other–0.7%
Federal Home Loan Banks 2.25%, 4/13/12 (cost $12,681,361)	12,675	12,683,125

	Shares
INVESTMENT COMPANIES–1.4%
Funds and Investment Trust–1.4%
Vanguard MSCI Emerging Markets ETF (cost $22,728,244)	569,690	24,764,424

SHORT-TERM INVESTMENTS–31.5%
Investment Companies–31.1%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio(e) (cost $543,639,619)	543,639,619	543,639,619

Principal Amount (000)
U.S. Treasury Bill–0.4%
U.S. Treasury Bill 0.01%, 5/03/12(f) (cost $6,499,868)	$6,500	6,499,868

Total Short-Term Investments (cost $550,139,487)		550,139,487

Total Investments—97.1% (cost $1,651,448,076)		1,696,028,607

Other assets less liabilities—2.9%		50,602,669

Net Assets—100.0%		$1,746,631,276

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
ASX SPI 200 Index Futures	88	June 2012	$9,751,973	$9,901,687	$149,714
FTSE 100 Index Futures	261	June 2012	24,581,951	23,918,929	(663,022)
Hang Seng Index Futures	30	April 2012	4,050,946	3,959,797	(91,149)

42	Sanford C. Bernstein Fund, Inc.

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
MSCI Emerging Market Mini Futures	271	June 2012	$14,150,408	$14,081,160	$(69,248)
S&P 500 E Mini Index Futures	7,341	June 2012	501,890,139	515,062,913	13,172,774
S&P TSE 60 Index Futures	95	June 2012	13,485,653	13,423,530	(62,123)
Topix Index Futures	221	June 2012	22,046,997	22,882,325	835,328

Sold Contracts
Euro Stoxx 50 Index Futures	291	June 2012	9,596,222	9,349,488	246,734
U.S. T-Bond 30 Yr Futures	499	June 2012	68,459,568	68,737,250	(277,682)
U.S. T-Note 10 Yr Futures	2,400	June 2012	310,177,902	310,762,500	(584,598)
U.S. T-Note 2 Yr Futures	131	June 2012	28,852,724	28,838,422	14,302
U.S. T-Note 5 Yr Futures	790	June 2012	96,436,590	96,805,860	(369,270)
Ultra Long U.S. T-Bond Futures	7	June 2012	1,041,676	1,056,781	(15,105)

					$12,286,655

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A:
Canadian Dollar	Settling 5/15/12	7,487	$7,515,710	$7,499,690	$(16,020)
Euro	Settling 5/15/12	10,378	13,836,365	13,843,833	7,468
Citibank N.A:
Australian Dollar	Settling 5/15/12	5,179	5,545,544	5,339,461	(206,083)
Swiss Franc	Settling 5/15/12	4,193	4,598,869	4,647,213	48,344
HSBC BankUSA:
Euro	Settling 5/15/12	16,537	21,662,312	22,059,690	397,378
Royal Bank of Scotland PLC:
Euro	Settling 5/15/12	17,108	22,618,316	22,821,382	203,066
Euro	Settling 5/15/12	3,810	4,999,634	5,082,386	82,752
State Street Bank and Trust Co.:
Great British Pound	Settling 5/15/12	8,125	12,885,438	12,992,366	106,928
UBS AG:
Euro	Settling 5/15/12	1,832	2,442,137	2,443,814	1,677
Japanese Yen	Settling 5/15/12	159,441	1,919,246	1,926,997	7,751
Japanese Yen	Settling 5/15/12	946,101	12,315,255	11,434,536	(880,719)

Sale Contracts
Goldman Sachs International:
Euro	Settling 5/15/12	48,513	64,259,350	64,714,385	(455,035)
HSBC BankUSA:
Euro	Settling 5/15/12	3,998	5,132,752	5,333,170	(200,418)
UBS AG:
Euro	Settling 5/15/12	2,467	3,181,690	3,290,879	(109,189)

					$(1,012,100)

2012 Semi-Annual Report	43

Schedule of Investments (continued)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)

Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross Ex USA USD	63,642	0.29%	$27,100	4/16/12	Deutsche Bank AG	$(196,717)
Receive	MSCI Daily TR Gross Ex USA USD	77,432	0.67%	30,131	12/17/12	JPMorgan Chase Bank, N.A.	2,620,832

							$2,424,115

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of this security amounted to $1,873,051 or 0.1% of net assets.
(b)	Variable rate coupon, rate shown as of March 31, 2012.
(c)	When-Issued or delayed delivery security.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.
(f)	Position, or a portion thereof, has been segregated to collateralize Total Return Swaps. The aggregate market value of these securities amounted to $1,679,965.

As of March 31, 2012, the Fund held 6.8% of net assets in insured bonds (of this amount 2.8% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

ISD—Independent School District

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

PFA—Public Finance Authority

PFC—Passenger Facility Charge

PUD—Public Utility District

SD—School District

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

44	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2012 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–61.3%
Long-Term Municipal Bonds–61.3%
California–49.1%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	$4,680	$4,913,298
Series 2010L 5.00%, 5/01/17	5,410	6,425,078
Series 2011N 5.00%, 5/01/13	4,920	5,165,262
AMBAC 5.50%, 5/01/13 (Pre-refunded/ETM)	1,010	1,024,150
AMBAC Series 2002A 5.50%, 5/01/15 (Pre-refunded/ETM)	6,575	6,667,116
California DOT Fed Hwy Grant NPFGC-RE Series A 5.00%, 2/01/14	1,300	1,406,626
California Econ Recovery (California Econ Rec Spl Tax) 5.25%, 7/01/13	1,670	1,769,565
Series 2009 A 5.00%, 7/01/17	2,115	2,500,818
Series A 5.00%, 7/01/20	2,600	3,082,898
5.25%, 7/01/12 AGM Series 2004A	3,595	3,638,571
5.25%, 7/01/13	1,930	2,045,067
NPFGC Series A 5.25%, 7/01/13	2,695	2,855,676
California GO Series 2011A 5.00%, 10/01/20	1,500	1,763,970
NPFGC-RE 5.00%, 11/01/23	3,200	3,612,064
California Hlth Fac Fin Auth (Cedars-Sinai Med Ctr) 3.00%, 8/15/13	1,810	1,864,391
California Infra & Eco Dev Bk (Workers Comp Spl Assmt) AMBAC 5.25%, 10/01/13	6,220	6,662,366
California Mun Fin Auth (UTS BioEnergy LLC) Series 2011A-2 3.95%, 12/01/15(a)	945	951,691
California Pub Wks Brd (Univ of California Lease) 5.00%, 12/01/23	3,215	3,759,396
Series 2010C1 5.00%, 3/01/21	1,500	1,759,320
Principal Amount (000)		U.S. $ Value

California State Univ Series 2011A 5.25%, 11/01/26	$2,035	$2,367,539
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	3,925	4,136,008
Chino Basin CA Reg Fin Auth (Inland Empire Utilities Agency) Series 2010A 5.00%, 8/01/20–8/01/21	7,430	8,774,960
Contra Costa CA Wtr Dist Series 2011P 4.00%, 10/01/13	3,715	3,915,982
Golden St Tobacco Sec CA 5.625%, 6/01/38 (Pre-refunded/ETM)	1,005	1,066,828
6.25%, 6/01/33 (Pre-refunded/ETM)	7,170	7,563,059
6.75%, 6/01/39 (Pre-refunded/ETM) Series B	6,050	6,500,846
5.50%, 6/01/43 (Pre-refunded/ETM)	2,125	2,252,670
Livermore-Amador Vy Wtr CA 5.00%, 8/01/14	2,910	3,179,641
Long Beach CA Bond Fin Auth (Long Beach CA Lease Aquarium) 5.00%, 11/01/22(a)	1,460	1,705,397
Long Beach CA Harbor Series B 5.00%, 5/15/22	2,000	2,333,120
NPFGC-RE Series 1998A 6.00%, 5/15/18	3,305	3,994,456
Los Angeles CA Dept Arpts (Los Angeles Intl Airport) Series 2010A 5.00%, 5/15/23–5/15/25	5,125	5,950,262
Series 2010D 5.25%, 5/15/28	4,145	4,757,424
Los Angeles CA Harbor Dept 5.00%, 8/01/19	1,500	1,719,255
Los Angeles CA Lease Judgement Bds Series 2010A 5.00%, 6/01/13	2,000	2,101,420
Los Angeles CA USD COP 5.00%, 12/01/13	3,205	3,410,344
AMBAC Series 2007A 5.00%, 10/01/16	105	117,080
Los Angeles CA USD GO Series 2009KRY 4.00%, 7/01/12	1,300	1,311,986
Series 2010KRY 5.25%, 7/01/25	160	187,637
Series 2011A-1 4.00%, 7/01/14	3,090	3,325,705
AGM 5.00%, 7/01/23 (Pre-refunded/ETM)	3,500	3,705,975
AGM Series A 5.25%, 7/01/20 (Pre-refunded/ETM)	1,100	1,168,134

2012 Semi-Annual Report	45

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Los Angeles Cnty CA MTA Sales Tax Series 2011A 4.00%, 7/01/13	$1,485	$1,552,285
Orange Cnty CA Santn COP Series 2011A 3.00%, 8/01/13	2,050	2,122,017
4.00%, 8/01/14	3,095	3,355,599
Port of Oakland CA Series 2007A 5.00%, 11/01/13	1,815	1,923,446
Sacramento CA USD GO 5.00%, 7/01/25	2,380	2,753,279
San Diego CA CCD GO 5.00%, 8/01/26	3,440	3,974,679
San Diego CA Pub Fac Fin Auth (San Diego CA Swr) 5.00%, 5/15/21–5/15/22	7,310	8,629,426
San Diego Cnty CA Wtr Auth 5.00%, 5/01/24	3,250	3,822,260
Series 2011A 5.00%, 5/01/25	1,610	1,875,248
San Francisco CA Bay Area Rapid Transit (San Francisco City/Cnty CA Sales Tax) 5.00%, 7/01/27	2,000	2,294,780
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) 4.00%, 5/01/13	3,000	3,094,980
Series 2009C-2 5.00%, 5/01/25	500	555,230
Series 2011B 4.00%, 5/01/13	1,660	1,718,017
Series 2011G 5.00%, 5/01/24	2,470	2,832,374
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	675	810,155
San Francisco City/Cnty CA Pub Util Wtr Series 2011A 5.00%, 11/01/24	5,385	6,368,893
AGM Series 2006A 5.00%, 11/01/13	3,245	3,479,646
South Placer CA Wstwtr Auth Series 2011C 5.25%, 11/01/22–11/01/24	8,675	10,051,808
Southern CA Pub Pwr Auth
4.00%, 7/01/13	3,285	3,432,168
5.00%, 7/01/13	2,515	2,658,783
Southern CA Pub Pwr Auth (Los Angeles CA Dept W&P Pwr) 5.00%, 7/01/23	5,190	6,045,675
Univ of California 5.00%, 5/15/18	2,555	3,082,148
Upper Santa Clara Vy CA Jt Pwr Series 2011A 5.00%, 8/01/25	1,790	2,098,328

		215,944,275

Principal Amount (000)		U.S. $ Value

Colorado–0.3%
Regional Trnsp Dist CO (Denver Transit Partners) 5.00%, 7/15/22	$1,150	$1,217,838

Florida–1.3%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13–6/01/16	3,080	3,265,191
Florida Brd of Ed Lottery Series 2010 C 5.00%, 7/01/17	150	175,870
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,500	1,687,950
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(b)	445	469,582

		5,598,593

Georgia–1.0%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	4,500	4,564,980

Illinois–1.6%
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) Series 2011B 5.00%, 1/01/19	4,390	5,055,085
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	490	490,005
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	550	527,186
Illinois Finance Auth (Park Place of Elmhurst) 6.25%, 8/15/15	505	503,743
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	440	440,167
Illinois GO Series 2010 5.00%, 1/01/18	160	179,808

		7,195,994

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B 0.01%, 6/01/21	600	395,958

46	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Massachusetts–2.2%
Massachusetts GO Series 2011A 5.00%, 4/01/25	$8,090	$9,503,161

New Jersey–0.7%
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,735	3,197,817

Pennsylvania–0.3%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,335	1,349,138

Puerto Rico–3.4%
Puerto Rico Elec Pwr Auth Series 2007V V 5.50%, 7/01/20	1,150	1,333,896
Series 2010AAA 5.25%, 7/01/21	2,400	2,701,968
Series 2010ZZ 5.25%, 7/01/22	1,215	1,359,561
Puerto Rico GO Series A 5.00%, 7/01/30 (Pre-refunded/ETM)	1,000	1,011,540
NPFGC 6.00%, 7/01/14	1,000	1,090,220
6.50%, 7/01/15	2,860	3,234,946
Puerto Rico Govt Dev Bank 5.00%, 12/01/12	100	102,778
Puerto Rico Pub Bldgs Auth 5.375%, 7/01/33 (Pre-refunded/ETM)	4,110	4,160,635

		14,995,544

Texas–0.5%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(c)	2,010	2,020,412

Washington–0.6%
Port of Seattle WA 5.00%, 2/01/18	2,405	2,734,557

Wisconsin–0.2%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	680	686,678

Total Municipal Obligations (cost $258,662,959)		269,404,945

	Shares
INVESTMENT COMPANIES–1.4%
Funds and Investment Trust–1.4%
Vanguard MSCI Emerging Markets ETF (cost $5,591,872)	140,490	6,107,100

Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADES–3.3%
Financial Institutions–1.7%
Banking–1.4%
Capital One Financial Corp. 2.125%, 7/15/14	$662	$665,773
Citigroup, Inc. 5.50%, 4/11/13	1,432	1,486,057
Goldman Sachs Group, Inc. (The) 5.15%, 1/15/14	1,408	1,480,140
JPMorgan Chase & Co. 1.875%, 3/20/15	1,000	1,002,553
Merrill Lynch & Co., Inc. 5.45%, 2/05/13	1,439	1,479,675

		6,114,198

Finance–0.3%
General Electric Capital Corp. 2.15%, 1/09/15	1,485	1,516,867

		7,631,065

Industrial–1.4%
Communications—Telecommunications–0.3%
Verizon Communications, Inc. 4.35%, 2/15/13	1,400	1,445,952

Consumer Cyclical—Automotive–0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	824	897,368

Industrial–0.5%
Hewlett-Packard Co. 6.125%, 3/01/14	1,372	1,493,142
Viacom, Inc. 1.25%, 2/27/15	760	759,222

		2,252,364

Technology–0.4%
International Business Machines Corp. 0.55%, 2/06/15	1,515	1,507,096

		6,102,780

Utility–0.2%
Electric–0.2%
Exelon Generation Co LLC 5.35%, 1/15/14	700	750,650

Total Corporates—Investment Grades (cost $14,330,485)		14,484,495

AGENCIES–3.1%
Other–3.1%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $13,688,950)	13,630	13,714,738

2012 Semi-Annual Report	47

Schedule of Investments (continued)

Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–28.1%
Investment Companies–27.7%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.09%(d) (cost $121,630,225)	121,630,225	$121,630,225

Principal Amount (000)		U.S. $ Value

U.S. Treasury Bill–0.4%
U.S. Treasury Bill Zero Coupon, 5/03/12 (cost $1,999,959)	$2,000	$1,999,959

Total Short-Term Investments (cost $123,630,184)		123,630,184

Total Investments—97.2% (cost $415,904,450)		427,341,462

Other assets less liabilities—2.8%		12,299,375

Net Assets—100.0%	`	$439,640,837

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	22	June 2012	$2,437,995	$2,475,422	$37,427
FTSE 100 Index Futures	66	June 2012	6,216,126	6,048,465	(167,661)
Hang Seng Index Futures	8	April 2012	1,080,252	1,055,946	(24,306)
MSCI Emerging Market Mini Futures	70	June 2012	3,655,087	3,637,200	(17,887)
S&P 500 E Mini Index Futures	1,850	June 2012	126,455,068	129,800,625	3,345,557
S&P TSE 60 Index Futures	23	June 2012	3,264,948	3,249,907	(15,041)
Topix Index Futures	56	June 2012	5,586,569	5,798,236	211,667

Sold Contracts
Euro Stoxx 50 Index Futures	76	June 2012	2,506,228	2,441,791	64,437
U.S. T-Bond 30 Yr Futures	124	June 2012	17,018,518	17,081,000	(62,482)
U.S. T-Note 10 Yr Futures	639	June 2012	82,606,883	82,740,515	(133,632)
U.S. T-Note 2 Yr Futures	56	June 2012	12,333,989	12,327,875	6,114
U.S. T-Note 5 Yr Futures	175	June 2012	21,361,564	21,444,336	(82,772)
Ultra Long U.S. T-Bond Futures	2	June 2012	297,622	301,938	(4,316)

					$3,157,105

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A:
Canadian Dollar	Settling 5/15/12	1,855	$1,862,113	$1,858,144	$(3,969)
Euro	Settling 5/15/12	2,563	3,417,094	3,418,938	1,844
Citibank N.A:
Swiss Franc	Settling 5/15/12	1,053	1,154,927	1,167,068	12,141
HSBC BankUSA:
Euro	Settling 5/15/12	4,233	5,544,934	5,646,651	101,717
Royal Bank of Scotland PLC:
Australian Dollar	Settling 5/15/12	1,310	1,403,141	1,350,588	(52,553)
Euro	Settling 5/15/12	4,340	5,737,871	5,789,385	51,514
Euro	Settling 5/15/12	1,027	1,347,670	1,369,976	22,306

48	Sanford C. Bernstein Fund, Inc.

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

State Street Bank and Trust Co.:
Great British Pound	Settling 5/15/12	2,002	$3,174,972	$3,201,319	$26,347
UBS AG:
Euro	Settling 5/15/12	430	573,209	573,603	394
Japanese Yen	Settling 5/15/12	240,878	3,135,473	2,911,241	(224,232)

Sale Contracts
HSBC BankUSA:
Euro	Settling 5/15/12	351	465,742	468,220	(2,478)
Euro	Settling 5/15/12	1,089	1,398,091	1,452,682	(54,591)
Royal Bank of Canada:
Euro	Settling 5/15/12	12,003	15,881,649	16,011,517	(129,868)
UBS AG:
Euro	Settling 5/15/12	562	724,811	749,685	(24,874)

					$(276,302)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross Ex USA USD	1,805	0.54%	$803	7/16/12	Goldman Sachs International	$(41,633)
Receive	MSCI Daily TR Gross Ex USA USD	19,068	0.67%	7,420	12/17/12	JPMorgan Chase Bank, N.A.	645,392
Receive	MSCI Daily TR Gross Ex USA USD	15,570	0.29%	6,630	4/16/12	Deutsche Bank AG	(48,138)

							$555,621

(a)	When-Issued or delayed delivery security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of this security amounted to $469,582 or 0.1% of net assets.
(c)	Variable rate coupon, rate shown as of March 31, 2012.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2012, the Fund held 10.3% of net assets in insured bonds (of this amount 27.9% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CCD—Community College District

CDA—Community Development Authority

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

GO—General Obligation

MTA—Metropolitan Transportation Authority

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

USD—Unified School District

See notes to financial statements.

2012 Semi-Annual Report	49

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2012 (Unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–62.9%
Long-Term Municipal Bonds–62.9%
New York–45.2%
Albany Cnty NY Arpt Auth AGM Series 2010A 5.00%, 12/15/22–12/15/23	$3,555	$3,961,525
Buffalo NY GO Series 2011A 4.00%, 12/01/13	4,280	4,453,811
Long Island Pwr Auth NY Series 2010A 5.00%, 5/01/15	2,780	3,113,183
NPFGC-RE Series 06A 5.00%, 12/01/19	1,335	1,486,095
Metropolitan Trnsp Auth NY Series 2011C 5.00%, 11/15/25	6,505	7,415,180
Series B 5.00%, 11/15/15	130	148,161
Series B-1-REMK 5.00%, 11/15/15	1,400	1,595,580
AMBAC 5.50%, 11/15/16	1,730	2,050,067
Nassau Cnty NY GO 3.00%, 10/01/12	2,610	2,640,067
4.00%, 10/01/13	2,090	2,179,745
5.00%, 4/01/20	2,050	2,364,593
New York NY GO 5.00%, 8/01/13–8/01/16	9,120	10,195,661
Series 2010B 5.00%, 8/01/19	1,275	1,539,206
Series 2010H-2 5.00%, 6/01/19	1,220	1,469,258
AMBAC 5.00%, 8/01/15	2,860	3,251,305
New York NY IDA (Terminal One Group Assn) 5.50%, 1/01/14	1,070	1,133,184
New York NY Mun Wtr Fin Auth 5.00%, 6/15/26	8,070	9,393,803
Series FF 5.00%, 6/15/25	500	580,450
New York NY Trnsl Fin Auth 5.00%, 11/01/13–11/01/18	12,555	14,142,396
Series 2010I-2 5.00%, 11/01/19	2,000	2,437,040
Series 2011D-1 3.00%, 11/01/13	1,500	1,563,105
New York St Dormitory Auth (Fordham Univ) Series 2011B 5.00%, 7/01/41	5,000	5,654,800
Principal Amount (000)		U.S. $ Value

New York St Dormitory Auth (Mount Sinai Hospital) Series 2010A 5.00%, 7/01/18	$645	$730,056
New York St Dormitory Auth (New York NY Lease Mun Hlth Fac Proj) Series 2010 5.00%, 1/15/13	3,150	3,245,918
New York St Dormitory Auth (New York St Lease Svc Contract) 5.00%, 7/01/13	2,205	2,328,215
Series 2009 A 5.00%, 7/01/24	3,440	3,894,252
New York St Dormitory Auth (New York St Pers Income Tax) 5.00%, 2/15/13–3/15/18	9,955	11,211,697
New York St Envrn Fac Corp. (New York NY Mun Wtr Fin Auth) NPFGC Series 1997E 6.00%, 6/15/12	250	252,730
New York St Envrn Fac Corp. (New York St SRF) 3.00%, 8/15/12	7,285	7,360,254
Series 2010C 5.00%, 4/15/12	2,260	2,263,345
New York St Loc Gov Asst Corp. 5.00%, 4/01/12–4/01/13	3,175	3,278,378
Series 2011A 5.00%, 4/01/14	2,000	2,184,420
AGM 5.00%, 4/01/12	3,530	3,530,000
New York St Thruway Auth (New York St Pers Income Tax) Series 2010A 5.00%, 3/15/25	4,500	5,355,630
New York St Thruway Auth (New York St Thruway Auth Ded Tax) Series 2010A 4.00%, 4/01/12	330	330,000
Series 2011A 4.00%, 4/01/13	3,335	3,458,462
AGM 5.00%, 4/01/12	890	890,000
AGM Series 5B 5.00%, 4/01/14	3,910	4,259,085
AMBAC Series 2005B 5.50%, 4/01/20	2,400	2,981,496
New York St UDC (New York St Pers Income Tax) Series 2011A 5.00%, 3/15/15	3,000	3,375,630
Oyster Bay NY GO 3.00%, 8/15/12	5,100	5,151,714
Port Authority of NY & NJ NPFGC-RE 5.00%, 12/01/13	3,100	3,324,192

50	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

XLCA 5.00%, 10/01/19	$1,000	$1,115,360
Tobacco Settlement Fin Corp. NY (New York St Lease Tobacco Asset Sec) 5.00%, 6/01/14	3,250	3,554,687
Triborough Brdg & Tunl Auth NY 4.00%, 11/15/12	3,585	3,668,530
NPFGC 5.50%, 11/15/20	5,200	6,549,036
Troy Res Corp. (Rensselaer Polytechnic Institute.) Series 2010B 5.00%, 9/01/19–9/01/20	1,540	1,773,772
Westchester Cnty Hlth Care Corp. NY Series 2010B 5.00%, 11/01/13	1,520	1,614,270

		170,449,344

Arizona–0.8%
Phoenix AZ Civic Impt Corp. (Phoenix AZ Civic Impt Airport) 5.00%, 7/01/22	2,575	2,934,341

California–0.7%
California Statewide CDA (California General Fund Obl) 4.00%, 6/15/13	2,300	2,396,232
Series 2009 5.00%, 6/15/13	100	105,376

		2,501,608

Colorado–1.3%
Denver CO City & Cnty Arpt (Denver Intl Airport) 5.75%, 11/15/20	3,150	3,784,599
Regional Trnsp Dist Co. (Denver Transit Partners) 5.375%, 7/15/25	1,100	1,172,105

		4,956,704

District of Columbia–0.6%
Metro Washington Arpt Auth VA 5.00%, 10/01/21	2,100	2,365,818

Florida–3.0%
Broward Cnty FL Sch Brd COP 5.00%, 7/01/18	3,500	3,978,800
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/13–6/01/16	2,155	2,321,561
Florida Brd of Ed Lottery Series 2010C 5.00%, 7/01/18	170	201,425
Florida Hurricane Catastr Fd Fin Corp. Series 2010A 5.00%, 7/01/16	1,885	2,121,190

Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010B 5.00%, 10/01/12	$450	$459,572
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM Series 2010A 5.00%, 10/01/17	1,710	1,894,748
Seminole Tribe of FL (Seminole Tribe of FL Gaming) 5.125%, 10/01/17(a)	400	422,096

		11,399,392

Georgia–1.0%
Appling Cnty Dev Auth GA (Oglethorpe Power Corp.) 2.50%, 1/01/38	3,600	3,651,984

Illinois–0.9%
Illinois Finance Auth (Greenfields of Geneva) Series 2010C 6.25%, 2/15/16	425	425,004
Illinois Finance Auth (Illinois Institute of Technology) 5.00%, 4/01/18	475	455,297
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	395	395,150
Illinois GO Series 2010 5.00%, 1/01/18	160	179,808
Illinois Sales Tax Series 2010 5.00%, 6/15/20	1,685	2,044,091

		3,499,350

Kansas–0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	500	329,965

New Jersey–0.8%
New Jersey EDA (Jersey Gardens Mall) 5.50%, 4/01/12	225	225,000
New Jersey Turnpike Auth (New Jersey Turnpike) AGM Series 2005D-3 5.00%, 1/01/26	2,555	2,987,357

		3,212,357

Pennsylvania–1.5%
Pennsylvania Econ Dev Fin Auth (First Energy Corp.) Series 2010A 3.00%, 11/01/41	1,200	1,212,708

2012 Semi-Annual Report	51

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Philadelphia PA Parking Auth (Philadelphia Airport Parking) 5.25%, 9/01/23	$200	$220,548
Pittsburgh-Allegheny PA Sprts-Exhib Auth (Pittsburgh-Allegheny Cnty PA Hotel Tax) AGM 5.00%, 2/01/24	4,000	4,312,960

		5,746,216

Puerto Rico–4.7%
Puerto Rico Elec Pwr Auth 5.50%, 7/01/16–7/01/18	5,350	6,081,553
Series 2003NN 5.50%, 7/01/20	1,660	1,925,451
Series 2010ZZ 5.00%, 7/01/19	720	808,589
5.25%, 7/01/22	705	788,881
Puerto Rico GO Series 2012A 5.00%, 7/01/20(b)	1,340	1,436,132
Series A 5.00%, 7/01/30 (Pre-refunded/ETM)	675	682,789
NPFGC 5.50%, 7/01/16	1,945	2,154,379
Puerto Rico Hwy & Trnsp Auth Series 02D 5.375%, 7/01/36 (Pre-refunded/ETM)	1,125	1,138,860
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) 5.00%, 7/01/28	585	590,610
5.75%, 7/01/20	1,715	1,940,557
XLCA 5.25%, 7/01/13	100	104,733

		17,652,534

Tennessee–1.0%
Memphis Shelby Cnty Arpt Auth TN (Memphis Intl Airport) 4.00%, 7/01/13	3,595	3,719,998

Texas–0.5%
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(c)	1,875	1,884,713

Washington–0.7%
Port of Seattle WA 5.00%, 2/01/21	2,300	2,619,815

Wisconsin–0.1%
Badger Tob Asset Sec Corp. WI 6.00%, 6/01/17 (Pre-refunded/ETM)	210	211,936

Total Municipal Obligations (cost $229,334,060)		237,136,075

INVESTMENT COMPANIES–1.3%
Funds and Investment Trusts–1.3%
Vanguard MSCI Emerging Markets ETF (cost $4,466,748)	112,560	$4,892,983

Principal Amount (000)
CORPORATES—INVESTMENT GRADES–2.2%
Financial Institutions–1.3%
Banking–1.3%
Bank of New York Mellon Corp. (The) 1.70%, 11/24/14	$1,250	1,269,565
Capital One Financial Corp. 2.125%, 7/15/14	620	623,534
Citigroup, Inc. 2.65%, 3/02/15	1,212	1,211,780
Goldman Sachs Group, Inc. (The) 5.50%, 11/15/14	584	625,320
JPMorgan Chase & Co. 1.875%, 3/20/15	1,275	1,278,255

		5,008,454

Industrial–0.7%
Communications—Telecommunications–0.3%
Cellco Partnership/Verizon Wireless Capital LLC 5.55%, 2/01/14	1,225	1,324,879

Consumer Cyclical—Automotive–0.2%
Daimler Finance North America LLC 6.50%, 11/15/13	610	664,313

Industrial–0.2%
Viacom, Inc. 1.25%, 2/27/15	640	639,345

		2,628,537

Utility–0.2%
Electric–0.2%
Exelon Generation Co LLC 5.35%, 1/15/14	587	629,474

Total Corporates—Investment Grades (cost $8,267,360)		8,266,465

AGENCIES–1.4%
Other–1.4%
Federal Home Loan Banks 1.75%, 8/22/12 (cost $5,272,309)	5,250	5,282,639

52	Sanford C. Bernstein Fund, Inc.

Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–29.5%
Investment Companies–29.2%
AllianceBernstein Fixed-Income Shares, Inc.–Government STIF Portfolio, 0.09%(d) (cost $110,104,499)	110,104,499	$110,104,499

Principal Amount (000)		U.S. $ Value

U.S. Treasury Bill–0.3%
U.S. Treasury Bill 0.01%, 5/03/12 (cost $1,099,970)	$1,100	$1,099,970

Total Short-Term Investments (cost $111,204,469)		111,204,469

Total Investments—97.3% (cost $358,544,946)		366,782,631

Other assets less liabilities—2.7%		10,166,038

Net Assets—100.0%		$376,948,669

FUTURES CONTRACTS (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
ASX SPI 200 Index Futures	19	June 2012	$2,105,541	$2,137,868	$32,327
FTSE 100 Index Futures	56	June 2012	5,274,288	5,132,031	(142,257)
Hang Seng Index Futures	7	April 2012	945,221	923,953	(21,268)
MSCI Emerging Market Mini Futures	62	June 2012	3,237,363	3,221,520	(15,843)
S&P 500 E Mini Index Futures	1,580	June 2012	107,996,164	110,856,750	2,860,586
S&P TSE 60 Index Futures	20	June 2012	2,839,085	2,826,006	(13,079)
Topix Index Futures	48	June 2012	4,788,488	4,969,917	181,429

Sold Contracts
Euro Stoxx 50 Index Futures	71	June 2012	2,341,389	2,281,187	60,202
U.S. T-Bond 30 Yr Futures	110	June 2012	15,100,537	15,152,500	(51,963)
U.S. T-Note 2 Yr Futures	30	June 2012	6,607,494	6,604,219	3,275
U.S. T-Note 5 Yr Futures	171	June 2012	20,873,300	20,954,180	(80,880)
U.S. T-Note 10 Yr Futures	525	June 2012	67,863,429	67,979,297	(115,868)
Ultra Long U.S. T-Bond Futures	2	June 2012	297,622	301,938	(4,316)

					$2,692,345

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Bank of America N.A.:
Canadian Dollar	Settling 5/15/12	1,574	$1,580,036	$1,576,668	$(3,368)
Euro	Settling 5/15/12	2,353	3,137,114	3,138,807	1,693
Citibank N.A.:
Japanese Yen	Settling 5/15/12	209,518	2,726,768	2,532,226	(194,542)
Swiss Franc	Settling 5/15/12	902	989,311	999,711	10,400
HSBC BankUSA:
Euro	Settling 5/15/12	3,634	4,760,286	4,847,610	87,324
Royal Bank of Scotland PLC:
Australian Dollar	Settling 5/15/12	1,116	1,195,348	1,150,577	(44,771)
Euro	Settling 5/15/12	3,754	4,963,126	5,007,685	44,559
Euro	Settling 5/15/12	834	1,094,408	1,112,522	18,114

2012 Semi-Annual Report	53

Schedule of Investments (continued)

Counterparty & Description		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2012	Unrealized Appreciation/ (Depreciation)

State Street Bank and Trust Co.:
Great British Pound	Settling 5/15/12	1,732	$2,746,779	$2,769,573	$22,794
UBS AG:
Euro	Settling 5/15/12	368	490,560	490,897	337

Sale Contracts
HSBC BankUSA:
Euro	Settling 5/15/12	307	407,358	409,525	(2,167)
Euro	Settling 5/15/12	1,026	1,317,210	1,368,643	(51,433)
Royal Bank of Canada:
Euro	Settling 5/15/12	10,379	13,732,870	13,845,167	(112,297)
UBS AG:
Euro	Settling 5/15/12	546	704,176	728,342	(24,166)

					$(247,523)

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note 3)
Receive/Pay Total Return on Reference Index	Index	# of Shares or Units	Rate Paid by the Fund	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Index
Receive	MSCI Daily TR Gross Ex USA USD	13,738	0.29%	$5,850	4/16/12	Deutsche Bank AG	$(42,474)
Receive	MSCI Daily TR Gross Ex USA USD	62	0.54%	28	7/16/12	Goldman Sachs International	(1,430)
Receive	MSCI Daily TR Gross Ex USA USD	18,139	0.67%	7,058	12/17/12	JPMorgan Chase Bank, N.A.	613,949

							$570,045

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2012, the market value of this security amounted to $422,096 or 0.1% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Variable rate coupon, rate shown as of March 31, 2012.
(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of March 31, 2012, the Fund held 12.0% of net assets in insured bonds (of this amount 0.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDA—Community Development Authority

COP—Certificate of Participation

EDA—Economic Development Agency

ETM—Escrowed to Maturity

GO—General Obligation

IDA—Industrial Development Authority/Agency

NPFGC—National Public Finance Guarantee Corporation

NPFGC-RE—National Public Finance Guarantee Corporation Reinsuring FGIC

SRF—State Revolving Fund

UDC—Urban Development Corporation

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

54	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—March 31, 2012 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,064,633,914	$2,138,660,263	$778,388,190
Affiliated issuers	471,138,073	900,894,751	279,536,170
Foreign currencies, at value (cost $3,325,545, $6,708,305 and $659,716)	3,330,845	6,702,751	671,782
Cash in bank (a)	0	0	20,488,084
Receivables:
Dividends and interest	1,965,753	3,279,042	6,034,540
Investment securities sold and foreign currency transactions	7,920,816	16,645,846	0
Foreign withholding tax reclaims	190,363	421,262	3,248
Capital shares sold	1,428,248	4,761,675	5,397,604
Margin due from broker on futures contracts	1,235,669	1,390,221	2,154,041
Unrealized appreciation of forward currency exchange contracts	3,072,646	4,354,054	1,489,188

Total assets	1,554,916,327	3,077,109,865	1,094,162,847

LIABILITIES
Payables:
Investment securities purchased and foreign currency transactions	8,297,706	20,316,678	27,345,737
Capital shares redeemed	2,075,986	3,441,222	1,047,202
Management fee	1,193,661	2,360,611	589,652
Shareholder servicing fee	220,533	401,701	112,176
Accrued expenses	176,445	315,545	121,941
Unrealized depreciation of forward currency exchange contracts	4,653,763	8,209,105	2,379,187
Unrealized depreciation of total return swap agreements	167,299	0	221,162
Payable for terminated total return swap agreements	5,940	0	0

Total liabilities	16,791,333	35,044,862	31,817,057

NET ASSETS	$1,538,124,994	$3,042,065,003	$1,062,345,790

Cost of investments
Unaffiliated issuers	$976,221,719	$1,894,751,054	$752,113,417
Affiliated issuers	$471,138,073	$900,894,751	$279,536,170

NET ASSETS CONSIST OF:
Capital stock, at par	$141,284	$270,198	$96,679
Additional paid-in capital	1,522,067,521	2,927,056,814	1,016,068,743
Undistributed net investment income/(distributions in excess of net investment income)	(5,751,159)	4,738,405	(30,629,541)
Accumulated net realized gain (loss) on investment and foreign currency transactions	(73,213,952)	(154,122,345)	45,346,197
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	96,460,629	267,993,475	32,398,443
Foreign currency denominated assets and liabilities	(1,579,329)	(3,871,544)	(934,731)

	$1,538,124,994	$3,042,065,003	$1,062,345,790

(a) An amount of $20,488,084 has been segregated to collateralize margin requirements for the open futures contracts at March 31, 2012 for the Overlay B Portfolio.

See Notes to Financial Statements.

2012 Semi-Annual Report	55

Statement of Assets and Liabilities—March 31, 2012 (Unaudited) (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,278,461,677	$2,329,422,750	$866,307,157
Shares of capital stock outstanding	117,458,777	207,016,352	78,846,176

Net asset value, offering and redemption price per share	$10.88	$11.25	$10.99

Class 2 Shares
Net Assets	$259,663,317	$712,642,253	$196,038,633
Shares of capital stock outstanding	23,825,627	63,181,711	17,833,135

Net asset value, offering and redemption price per share	$10.90	$11.28	$10.99

56	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS
Investments in securities at value
Unaffiliated issuers	$1,152,388,988	$305,711,237	$256,678,132
Affiliated issuers	543,639,619	121,630,225	110,104,499
Cash in bank (a)	36,133,414	9,143,830	7,838,925
Receivables:
Dividends and interest	14,218,178	4,134,323	3,036,891
Capital shares sold	2,647,717	100,146	669,803
Margin due from broker on futures contracts	3,637,123	927,007	788,894
Unrealized appreciation of total return swap agreements	2,620,832	645,392	613,949
Unrealized appreciation of forward currency exchange contracts	855,364	216,263	185,221

Total assets	1,756,141,235	442,508,423	379,916,314

LIABILITIES
Payables:
Investment securities purchased	3,915,863	1,687,001	1,433,237
Capital shares redeemed	2,207,136	253,150	731,355
Management fee	980,167	248,413	213,440
Shareholder servicing fee	150,443	35,313	41,574
Accrued expenses	192,169	61,373	71,391
Unrealized depreciation of forward currency exchange contracts	1,867,464	492,565	432,744
Unrealized depreciation of total return swap agreements	196,717	89,771	43,904

Total liabilities	9,509,959	2,867,586	2,967,645

NET ASSETS	$1,746,631,276	$439,640,837	$376,948,669

Cost of investments
Unaffiliated issuers	$1,107,808,457	$294,274,225	$248,440,447
Affiliated issuers	$543,639,619	$121,630,225	$110,104,499

NET ASSETS CONSIST OF:
Capital stock, at par	$157,515	$39,718	$34,250
Additional paid-in capital	1,647,944,398	414,819,046	357,105,513
Undistributed net investment income	3,577,352	738,962	542,820
Accumulated net realized gain on investment and foreign currency transactions	36,672,810	9,169,675	8,013,534
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	59,291,301	15,149,738	11,500,075
Foreign currency denominated assets and liabilities	(1,012,100)	(276,302)	(247,523)

	$1,746,631,276	$439,640,837	$376,948,669

(a) Amounts of $36,133,414, $9,143,830 and $7,838,925, respectively, have been segregated to collateralize margin requirements for open futures contracts outstanding at March 31, 2012.

See Notes to Financial Statements.

2012 Semi-Annual Report	57

Statement of Assets and Liabilities—March 31, 2012 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE
Class 1 Shares
Net Assets	$1,160,587,236	$270,831,197	$317,590,691
Shares of capital stock outstanding	104,698,373	24,472,861	28,862,689

Net asset value, offering and redemption price per share	$11.09	$11.07	$11.00

Class 2 Shares
Net Assets	$586,044,040	$168,809,640	$59,357,978
Shares of capital stock outstanding	52,816,196	15,244,925	5,387,651

Net asset value, offering and redemption price per share	$11.10	$11.07	$11.02

58	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the six months ended March 31, 2012 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$0	$1,340	$7,016,368
Dividends
Unaffiliated issuers (net of foreign withholding taxes of $291,882, $460,061 and $25,202, respectively)	10,865,264	19,934,178	745,008
Affiliated issuers	231,724	414,413	112,519

Total income	11,096,988	20,349,931	7,873,895

Expenses:
Management fee (see Note 2A)	6,603,624	12,661,775	3,213,649
Shareholder servicing fee (see Note 2B)	1,225,541	2,165,221	621,982
Custodian fee	156,958	164,446	115,002
Transfer Agent fee—Class 1	26,053	35,128	26,451
Transfer Agent fee—Class 2	5,140	10,563	5,090
Registration fees	54,849	92,939	47,271
Auditing and tax fees	48,704	43,509	48,719
Directors’ fees and expenses	27,165	52,856	18,714
Legal fees	14,616	30,702	9,716
Printing fees	8,616	11,733	8,746
Miscellaneous	32,084	58,004	16,492

Total expenses before interest expense	8,203,350	15,326,876	4,131,832
Interest expense	1,080	0	0

Total expenses	8,204,430	15,326,876	4,131,832

Net investment income	2,892,558	5,023,055	3,742,063

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(21,701,302)	(14,572,534)	5,900,381
Futures transactions	(31,388,176)	(104,105,100)	31,406,880
Swap transactions	(2,332,122)	(286,033)	1,805,892
Foreign currency transactions	6,191,945	12,667,812	16,394,786

Net realized gain (loss) on investment and foreign currency transactions	(49,229,655)	(106,295,855)	55,507,939

Net change in unrealized appreciation/depreciation of:
Investments (a)	204,396,474	371,653,459	2,615,372
Futures transactions	(15,328,076)	(12,482,610)	7,567,421
Swap transactions	(7,680,297)	0	(737,521)
Foreign currency denominated assets and liabilities	(3,991,910)	(12,641,991)	(15,985,468)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	177,396,191	346,528,858	(6,540,196)

Net realized and unrealized gain on investment and foreign currency transactions	128,166,536	240,233,003	48,967,743

Net increase in net assets resulting from operations	$131,059,094	$245,256,058	$52,709,806

(a) Net of increase in accrued foreign capital gains taxes of $46,377, $84,518 and $0, respectively.

See Notes to Financial Statements.

2012 Semi-Annual Report	59

Statement of Operations—for the six months ended March 31, 2012 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$13,881,383	$3,499,842	$2,896,406
Dividends
Unaffiliated issuers	193,277	48,915	39,728
Affiliated issuers	232,106	51,516	50,227

Total income	14,306,766	3,600,273	2,986,361

Expenses:
Management fee (see Note 2A)	5,375,072	1,366,405	1,172,785
Shareholder servicing fee (see Note 2B)	824,786	193,493	230,502
Custodian fee	96,914	62,842	59,085
Transfer Agent fee—Class 1	17,928	6,403	8,917
Transfer Agent fee—Class 2	9,034	4,031	1,547
Registration fees	73,423	31,820	20,630
Auditing and tax fees	43,421	43,518	40,275
Directors’ fees and expenses	30,924	8,440	6,887
Legal fees	17,125	4,979	3,270
Printing fees	6,571	2,117	1,664
Miscellaneous	22,229	7,142	6,653

Total expenses	6,517,427	1,731,190	1,552,215

Net investment income	7,789,339	1,869,083	1,434,146

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	(2,127,531)	(590,762)	(514,353)
Futures transactions	57,547,636	14,527,643	12,608,197
Swap transactions	(3,104,252)	(770,797)	(730,431)
Foreign currency transactions	1,424,178	385,772	318,303

Net realized gain on investment and foreign currency transactions	53,740,031	13,551,856	11,681,716

Net change in unrealized appreciation/depreciation of:
Investments	14,965,200	4,780,882	3,243,200
Futures transactions	15,224,459	3,923,056	3,328,639
Swap transactions	10,789,155	2,753,064	2,469,865
Foreign currency denominated assets and liabilities	(1,572,456)	(441,004)	(380,668)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	39,406,358	11,015,998	8,661,036

Net realized and unrealized gain on investment and foreign currency transactions	93,146,389	24,567,854	20,342,752

Net increase in net assets resulting from operations	$100,935,728	$26,436,937	$21,776,898

See Notes to Financial Statements.

60	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$2,892,558	$3,882,851	$5,023,055	$6,969,692
Net realized gain (loss) on investment and foreign currency transactions	(49,229,655)	104,522,215	(106,295,855)	81,154,072
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	177,396,191	(110,530,987)	346,528,858	(138,913,182)
Contributions from Adviser (see Note 2A)	0	0	0	55,025

Net increase (decrease) in net assets resulting from operations	131,059,094	(2,125,921)	245,256,058	(50,734,393)

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(15,204,350)	(4,613,262)	(6,399,825)	(365,793)
Distributions from net realized gain on investment transactions (a)	(111,774,055)	(14,226,643)	(101,210,870)	(24,955,866)

Total dividends and distributions to shareholders	(126,978,405)	(18,839,905)	(107,610,695)	(25,321,659)

Capital-share transactions
Net proceeds from sales of shares	260,248,258	719,336,339	499,479,799	1,420,480,814
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	125,633,186	18,381,875	106,287,048	25,152,273

Total proceeds from shares sold	385,881,444	737,718,214	605,766,847	1,445,633,087
Cost of shares redeemed	(245,055,866)	(190,900,666)	(348,598,955)	(428,362,023)

Net increase in net assets from capital-share transactions	140,825,578	546,817,548	257,167,892	1,017,271,064

Net increase in net assets	144,906,267	525,851,722	394,813,255	941,215,012

NET ASSETS:
Beginning of period	1,393,218,727	867,367,005	2,647,251,748	1,706,036,736

End of period (b)	$1,538,124,994	$1,393,218,727	$3,042,065,003	$2,647,251,748

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(5,751,159)	$6,560,633	$4,738,405	$6,115,175

(a) See page 64 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2012 Semi-Annual Report	61

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$3,742,063	$8,781,898	$7,789,339	$10,072,329
Net realized gain (loss) on investment and foreign currency transactions	55,507,939	(1,009,049)	53,740,031	13,534,218
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets	(6,540,196)	11,790,081	39,406,358	(2,725,342)

Net increase in net assets resulting from operations	52,709,806	19,562,930	100,935,728	20,881,205

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(21,902,507)	(5,580,668)	(12,741,012)	(3,011,121)
Distributions from net realized gain on investment transactions (a)	(8,152,070)	(19,151,546)	(6,919,875)	(31,980,185)

Total dividends and distributions to shareholders	(30,054,577)	(24,732,214)	(19,660,887)	(34,991,306)

Capital-share transactions
Net proceeds from sales of shares	206,597,975	494,332,388	298,510,685	820,484,500
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	27,718,372	23,931,161	17,531,014	34,306,915

Total proceeds from shares sold	234,316,347	518,263,549	316,041,699	854,791,415
Cost of shares redeemed	(120,642,472)	(229,185,231)	(211,554,380)	(237,914,762)

Net increase in net assets from capital-share transactions	113,673,875	289,078,318	104,487,319	616,876,653

Net increase in net assets	136,329,104	283,909,034	185,762,160	602,766,552

NET ASSETS:
Beginning of period	926,016,686	642,107,652	1,560,869,116	958,102,564

End of period (b)	$1,062,345,790	$926,016,686	$1,746,631,276	$1,560,869,116

(b) Includes undistributed net investment income/(distributions in excess of net investment income) of:	$(30,629,541)	$(12,469,097)	$3,577,352	$8,529,025

(a) See page 64 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

62	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$1,869,083	$2,151,030	$1,434,146	$1,781,125
Net realized gain on investment and foreign currency transactions	13,551,856	3,299,628	11,681,716	3,284,658
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,015,998	(1,565,027)	8,661,036	(1,112,365)

Net increase in net assets resulting from operations	26,436,937	3,885,631	21,776,898	3,953,418

Dividends and distributions to shareholders:
Dividends from net investment income (a)	(3,004,313)	(627,125)	(2,487,769)	(447,482)
Distributions from net realized gain on investment transactions (a)	(1,450,089)	(8,843,335)	(1,491,811)	(8,338,506)

Total dividends and distributions to shareholders	(4,454,402)	(9,470,460)	(3,979,580)	(8,785,988)

Capital-share transactions
Net proceeds from sales of shares	60,580,687	208,542,724	54,398,812	185,386,086
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	4,080,628	9,247,623	3,568,738	8,682,225

Total proceeds from shares sold	64,661,315	217,790,347	57,967,550	194,068,311
Cost of shares redeemed	(42,075,736)	(57,195,282)	(36,982,321)	(70,789,069)

Net increase in net assets from capital-share transactions	22,585,579	160,595,065	20,985,229	123,279,242

Net increase in net assets	44,568,114	155,010,236	38,782,547	118,446,672

NET ASSETS:
Beginning of period	395,072,723	240,062,487	338,166,122	219,719,450

End of period (b)	$439,640,837	$395,072,723	$376,948,669	$338,166,122

(b) Includes undistributed net investment income of:	$738,962	$1,874,192	$542,820	$1,596,443

(a) See page 65 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2012 Semi-Annual Report	63

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(12,414,507)	$(3,892,650)	$(4,038,646)	$0
Class 2	(2,789,843)	(720,612)	(2,361,179)	(365,793)

	$(15,204,350)	$(4,613,262)	$(6,399,825)	$(365,793)

Distributions from net realized gain on investment transactions
Class 1	$(93,702,538)	$(12,378,621)	$(77,887,028)	$(19,761,604)
Class 2	(18,071,517)	(1,848,022)	(23,323,842)	(5,194,262)

	$(111,774,055)	$(14,226,643)	$(101,210,870)	$(24,955,866)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(18,327,566)	$(4,601,170)	$(7,997,860)	$(1,827,830)
Class 2	(3,574,941)	(979,498)	(4,743,152)	(1,183,291)

	$(21,902,507)	$(5,580,668)	$(12,741,012)	$(3,011,121)

Distributions from net realized gain on investment transactions
Class 1	$(6,882,188)	$(16,104,099)	$(4,598,758)	$(21,527,781)
Class 2	(1,269,882)	(3,047,447)	(2,321,117)	(10,452,404)

	$(8,152,070)	$(19,151,546)	$(6,919,875)	$(31,980,185)

See Notes to Financial Statements.

64	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Dividends and Distributions to shareholders:
Dividends from net investment income
Class 1	$(1,721,770)	$(400,638)	$(2,066,939)	$(370,761)
Class 2	(1,282,543)	(226,487)	(420,830)	(76,721)

	$(3,004,313)	$(627,125)	$(2,487,769)	$(447,482)

Distributions from net realized gain on investment transactions
Class 1	$(896,263)	$(6,288,278)	$(1,274,140)	$(7,278,626)
Class 2	(553,826)	(2,555,057)	(217,671)	(1,059,880)

	$(1,450,089)	$(8,843,335)	$(1,491,811)	$(8,338,506)

See Notes to Financial Statements.

2012 Semi-Annual Report	65

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.94		$10.87	$10.00

Income from investment operations:
Investment income, net†	0.02		0.03	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.90		0.25	0.85

Total from investment operations	0.92		0.28	0.87

Less dividends and distributions:
Dividends from taxable net investment income	(0.11)		(0.05)	0
Distributions from net realized gain on investment transactions	(0.87)		(0.16)	0

Total dividends and distributions	(0.98)		(0.21)	0

Net asset value, end of period	$10.88		$10.94	$10.87

Total return (c)	9.20%		2.51%	8.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,278,462		$1,178,056	$763,900
Average net assets (000 omitted)	$1,218,880		$1,029,460	$384,476
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15%	*	1.17%	1.20%	*(d)
Expenses, before waivers/reimbursement	1.15%	*	1.17%	1.27%	*(d)
Expenses, excluding interest expense	1.15%	*	1.17%	1.20%	*(d)
Net investment income	0.36%	*	0.29%	0.26%	*(b)(d)
Portfolio turnover rate	37%		70%	29%

See Footnote Summary on page 78.

See Notes to Financial Statements.

66	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.96		$10.88	$10.00

Income from investment operations:
Net investment income, net†	0.03		0.06	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.91		0.24	0.85

Total from investment operations	0.94		0.30	0.88

Less dividends and distributions:
Dividends from taxable net investment income	(0.13)		(0.06)	0
Distributions from net realized gain on investment transactions	(0.87)		(0.16)	0

Total dividends and distributions	(1.00)		(0.22)	0

Net asset value, end of period	$10.90		$10.96	$10.88

Total return (c)	9.38%		2.72%	8.80%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$259,663		$215,163	$103,467
Average net assets (000 omitted)	$240,617		$168,369	$51,153
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.95%	*	0.97%	1.00%	*(d)
Expenses, before waivers/reimbursement	0.95%	*	0.97%	1.10%	*(d)
Expenses, excluding interest expense	0.95%	*	0.97%	1.00%	*(d)
Net investment income	0.56%	*	0.51%	0.42%	*(b)(d)
Portfolio turnover rate	37%		70%	29%

See Footnote Summary on page 78.

See Notes to Financial Statements.

2012 Semi-Annual Report	67

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.75		$10.74	$10.00

Income from investment operations:
Investment income (loss), net†	0.02		0.03	0.00	(b)(e)
Net realized and unrealized gain on investment and foreign currency transactions	0.91		0.12	0.74
Contributions from Adviser	0		0.00 (e)	0

Total from investment operations	0.93		0.15	0.74

Less dividends and distributions:
Dividends from taxable net investment income	(0.02)		0	0
Distributions from net realized gain on investment transactions	(0.41)		(0.14)	0

Total dividends and distributions	(0.43)		(0.14)	0

Net asset value, end of period	$11.25		$10.75	$10.74

Total return (c)	8.97%		1.33%	7.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$2,329,423		$2,039,576	$1,358,482
Average net assets (000 omitted)	$2,153,454		$1,888,892	$671,456
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14%	*	1.14%	1.20%	*(d)
Expenses, before waivers/reimbursement	1.14%	*	1.14%	1.23%	*(d)
Net investment income (loss)	0.31%	*	0.24%	(0.01)%	*(b)(d)
Portfolio turnover rate	32%		71%	37%

See Footnote Summary on page 78.

See Notes to Financial Statements.

68	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.78		$10.76	$10.00

Income from investment operations:
Net investment income, net†	0.03		0.05	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.92		0.12	0.75
Contributions from Adviser	0		0.00 (e)	0

Total from investment operations	0.95		0.17	0.76

Less dividends and distributions:
Dividends from taxable net investment income	(0.04)		(0.01)	0
Distributions from net realized gain on investment transactions	(0.41)		(0.14)	0

Total dividends and distributions	(0.45)		(0.15)	0

Net asset value, end of period	$11.28		$10.78	$10.76

Total return (c)	9.15%		1.51%	7.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$712,642		$607,676	$347,555
Average net assets (000 omitted)	$644,982		$531,588	$160,224
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.94%	*	0.95%	1.00%	*(d)
Expenses, before waivers/reimbursement	0.94%	*	0.95%	1.04%	*(d)
Net investment income	0.52%	*	0.45%	0.19%	*(b)(d)
Portfolio turnover rate	32%		71%	37%

See Footnote Summary on page 78.

See Notes to Financial Statements.

2012 Semi-Annual Report	69

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.75		$10.83	$10.00

Income from investment operations:
Investment income, net†	0.04		0.11	0.06	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.54		0.17	0.77
Contributions from Adviser	0		0	0.00	(e)

Total from investment operations	0.58		0.28	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.25)		(0.08)	0
Distributions from net realized gain on investment transactions	(0.09)		(0.28)	0

Total dividends and distributions	(0.34)		(0.36)	0

Net asset value, end of period	$10.99		$10.75	$10.83

Total return (c)	5.49%		2.66%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$866,307		$780,228	$557,549
Average net assets (000 omitted)	$824,803		$711,857	$278,747
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.86%	*	0.87%	0.90%	*(d)
Expenses, before waivers/reimbursement	0.86%	*	0.87%	0.98%	*(d)
Net investment income	0.73%	*	1.02%	0.92%	*(b)(d)
Portfolio turnover rate	55%		98%	38%

See Footnote Summary on page 78.

See Notes to Financial Statements.

70	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.76		$10.83	$10.00

Income from investment operations:
Net investment income, net†	0.05		0.13	0.07	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.53		0.17	0.76
Contributions from Adviser	0		0	0.00	(e)

Total from investment operations	0.58		0.30	0.83

Less dividends and distributions:
Dividends from taxable net investment income	(0.26)		(0.09)	0
Distributions from net realized gain on investment transactions	(0.09)		(0.28)	0

Total dividends and distributions	(0.35)		(0.37)	0

Net asset value, end of period	$10.99		$10.76	$10.83

Total return (c)	5.53%		2.85%	8.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$196,039		$145,789	$84,559
Average net assets (000 omitted)	$158,638		$127,585	$43,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.71%	*	0.73%	0.75%	*(d)
Expenses, before waivers/reimbursement	0.71%	*	0.73%	0.86%	*(d)
Net investment income	0.89%	*	1.18%	1.06%	*(b)(d)
Portfolio turnover rate	55%		98%	38%

See Footnote Summary on page 78.

See Notes to Financial Statements.

2012 Semi-Annual Report	71

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.55		$10.62	$10.00

Income from investment operations:
Investment income, net†	0.05		0.08	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.62		0.20	0.60

Total from investment operations	0.67		0.28	0.62

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)		(0.03)	0
Distributions from net realized gain on investment transactions	(0.05)		(0.32)	0

Total dividends and distributions	(0.13)		(0.35)	0

Net asset value, end of period	$11.09		$10.55	$10.62

Total return (c)	6.37%		2.61%	6.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$1,160,587		$1,033,989	$660,484
Average net assets (000 omitted)	$1,093,738		$878,207	$333,447
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.84%	*	0.86%	0.90%	*(d)
Expenses, before waivers/reimbursement	0.84%	*	0.86%	0.97%	*(d)
Net investment income	0.89%	*	0.71%	0.40%	*(b)(d)
Portfolio turnover rate	4%		15%	26%

See Footnote Summary on page 78.

See Notes to Financial Statements.

72	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.57		$10.63	$10.00

Income from investment operations:
Net investment income, net†	0.06		0.09	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.61		0.20	0.60

Total from investment operations	0.67		0.29	0.63

Less dividends and distributions:
Dividends from taxable net investment income	(0.09)		(0.03)	0
Distributions from net realized gain on investment transactions	(0.05)		(0.32)	0

Total dividends and distributions	(0.14)		(0.35)	0

Net asset value, end of period	$11.10		$10.57	$10.63

Total return (c)	6.40%		2.80%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$586,044		$526,880	$297,618
Average net assets (000 omitted)	$551,141		$443,050	$136,271
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.69%	*	0.71%	0.75%	*(d)
Expenses, before waivers/reimbursement	0.69%	*	0.71%	0.84%	*(d)
Net investment income	1.04%	*	0.86%	0.55%	*(b)(d)
Portfolio turnover rate	4%		15%	26%

See Footnote Summary on page 78.

See Notes to Financial Statements.

2012 Semi-Annual Report	73

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.50		$10.66	$10.00

Income from investment operations:
Investment income, net†	0.05		0.07	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.63		0.15	0.64

Total from investment operations	0.68		0.22	0.66

Less dividends and distributions:
Dividends from taxable net investment income	(0.07)		(0.02)	0
Distributions from net realized gain on investment transactions	(0.04)		(0.36)	0

Total dividends and distributions	(0.11)		(0.38)	0

Net asset value, end of period	$11.07		$10.50	$10.66

Total return (c)	6.53%		2.13%	6.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$270,831		$243,235	$171,603
Average net assets (000 omitted)	$256,589		$219,646	$87,845
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%	*	0.89%	0.90%	*(d)
Expenses, before waivers/reimbursement	0.88%	*	0.89%	1.06%	*(d)
Net investment income	0.83%	*	0.62%	0.32%	*(b)(d)
Portfolio turnover rate	2%		13%	33%

See Footnote Summary on page 78.

See Notes to Financial Statements.

74	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.51		$10.67	$10.00

Income from investment operations:
Net investment income, net†	0.05		0.08	0.03	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.64		0.15	0.64

Total from investment operations	0.69		0.23	0.67

Less dividends and distributions:
Dividends from taxable net investment income	(0.09)		(0.03)	0
Distributions from net realized gain on investment transactions	(0.04)		(0.36)	0

Total dividends and distributions	(0.13)		(0.39)	0

Net asset value, end of period	$11.07		$10.51	$10.67

Total return (c)	6.58%		2.21%	6.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$168,810		$151,838	$68,459
Average net assets (000 omitted)	$161,559		$100,484	$35,401
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	*	0.74%	0.75%	*(d)
Expenses, before waivers/reimbursement	0.73%	*	0.74%	0.96%	*(d)
Net investment income	0.98%	*	0.79%	0.47%	*(b)(d)
Portfolio turnover rate	2%		13%	33%

See Footnote Summary on page 78.

See Notes to Financial Statements.

2012 Semi-Annual Report	75

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.47		$10.63	$10.00

Income from investment operations:
Investment income, net†	0.04		0.06 (b)	0.01	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.61		0.17	0.62

Total from investment operations	0.65		0.23	0.63

Less dividends and distributions:
Dividends from taxable net investment income	(0.07)		(0.02)	0
Distributions from net realized gain on investment transactions	(0.05)		(0.37)	0

Total dividends and distributions	(0.12)		(0.39)	0

Net asset value, end of period	$11.00		$10.47	$10.63

Total return (c)	6.24%		2.20%	6.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$317,591		$290,436	$187,654
Average net assets (000 omitted)	$305,666		$250,755	$93,386
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.88%	*	0.90%	0.90%	*(d)
Expenses, before waivers/reimbursement	0.88%	*	0.91%	1.08%	*(d)
Net investment income	0.77%	*	0.59% (b)	0.18%	*(b)(d)
Portfolio turnover rate	4%		14%	39%

See Footnote Summary on page 78.

See Notes to Financial Statements.

76	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)		YEAR ENDED 9/30/11	2/08/10(a) TO 9/30/10
Net asset value, beginning of period	$10.49		$10.64	$10.00

Income from investment operations:
Net investment income, net†	0.05		0.08 (b)	0.02	(b)
Net realized and unrealized gain on investment and foreign currency transactions	0.61		0.17	0.62

Total from investment operations	0.66		0.25	0.64

Less dividends and distributions:
Dividends from taxable net investment income	(0.08)		(0.03)	0
Distributions from net realized gain on investment transactions	(0.05)		(0.37)	0

Total dividends and distributions	(0.13)		(0.40)	0

Net asset value, end of period	$11.02		$10.49	$10.64

Total return (c)	6.37%		2.38%	6.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$59,358		$47,730	$32,066
Average net assets (000 omitted)	$53,230		$41,437	$16,930
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.73%	*	0.75%	0.75%	*(d)
Expenses, before waivers/reimbursement	0.73%	*	0.76%	1.05%	*(d)
Net investment income	0.92%	*	0.73% (b)	0.33%	*(b)(d)
Portfolio turnover rate	4%		14%	39%

See Footnote Summary on page 78.

See Notes to Financial Statements.

2012 Semi-Annual Report	77

Financial Highlights (continued)

*	Annualized.
†	Based on average shares outstanding.
(a)	Commencement of operations.
(b)	Net of fees waived/reimbursed by the Adviser.
(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(d)	The ratio includes expenses attributable to costs of proxy solicitation.
(e)	Amount is less than $.005.

See Notes to Financial Statements.

78	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is a managed open-end registered investment company, incorporated in Maryland on May 4, 1988. The Fund operates as a series company currently comprises of 18 portfolios (“Portfolios”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED
International	International Class, Class A, Class B and Class C
Tax-Managed International	Tax-Managed International Class, Class A, Class B and Class C
Emerging Markets	Emerging Markets Class

FIXED INCOME MUNICIPAL PORTFOLIOS
Short Duration New York Municipal	Short Duration New York Municipal Class
Short Duration California Municipal	Short Duration California Municipal Class
Short Duration Diversified Municipal	Short Duration Diversified Municipal Class

INTERMEDIATE MUNICIPAL PORTFOLIOS
New York Municipal	Municipal Class, Class A, Class B and Class C
California Municipal	Municipal Class, Class A, Class B and Class C
Diversified Municipal	Municipal Class, Class A, Class B and Class C

FIXED INCOME TAXABLE PORTFOLIOS
U.S. Government Short Duration	U.S. Government Short Duration Class
Short Duration Plus	Short Duration Plus Class, Class A, Class B and Class C
Intermediate Duration	Intermediate Duration Class

OVERLAY PORTFOLIOS*
Overlay A	Class 1 and Class 2
Tax-Aware Overlay A	Class 1 and Class 2
Overlay B	Class 1 and Class 2
Tax-Aware Overlay B	Class 1 and Class 2
Tax-Aware Overlay C	Class 1 and Class 2
Tax-Aware Overlay N	Class 1 and Class 2

*	The Overlay Portfolios commenced operations on February 8, 2010.

Each Portfolio has its own investment objectives. Each class of shares has identical voting, dividend, liquidation and other rights, except that with respect to the International Equity, Fixed Income Taxable and Fixed Income Municipal Portfolios, the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. This report relates only to the Overlay Portfolios. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign

2012 Semi-Annual Report	79

Notes to Financial Statements (continued)

securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter market (“OTC”) put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

80	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2012:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$147,775,930	$14,678,179	$—	$162,454,109
Consumer Discretionary	109,403,903	28,240,334	—	137,644,237
Financials	79,319,488	50,285,075	—	129,604,563
Health Care	108,629,622	9,506,261	—	118,135,883
Energy	78,655,423	26,369,777	—	105,025,200
Industrials	71,410,044	22,618,462	—	94,028,506
Equity:Other	19,227,812	32,016,590	—	51,244,402
Consumer Staples	37,618,846	12,752,751	—	50,371,597
Retail	22,164,829	16,292,991	—	38,457,820
Materials	18,934,577	18,273,169	—	37,207,746
Residential	18,767,751	4,047,353	—	22,815,104
Office	13,533,225	6,128,407	—	19,661,632
Telecommunication Services	12,204,731	6,652,135	—	18,856,866
Utilities	8,824,512	3,438,860	—	12,263,372
Lodging	5,665,065	4,276,449	—	9,941,514
Investment Companies	44,070,320	—	—	44,070,320
Warrants	—	—	8,351,191	8,351,191
Short-Term Investments:
Investment Companies	471,138,073	—	—	471,138,073
U.S. Treasury Bills	—	4,499,852	—	4,499,852
Total Investments in Securities	1,267,344,151	260,076,645 +	8,351,191	1,535,771,987
Other Financial Instruments*:
Assets:
Futures Contracts	9,480,782	—	—	9,480,782	#
Forward Currency Exchange Contracts	—	3,072,646	—	3,072,646
Liabilities:
Futures Contracts	(1,218,672)	—	—	(1,218,672	)#
Forward Currency Exchange Contracts	—	(4,653,763)	—	(4,653,763)
Total Return Swap Contracts	—	(167,299)	—	(167,299)
Total	$1,275,606,261	$258,328,229	$8,351,191	$1,542,285,681

2012 Semi-Annual Report	81

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3	TOTAL
Assets:
Common Stocks:
Information Technology	$353,535,022	$35,621,518		$—	$389,156,540
Consumer Discretionary	262,695,480	73,648,471		—	336,343,951
Financials	196,636,568	112,328,708		—	308,965,276
Health Care	260,646,326	23,901,303		—	284,547,629
Energy	188,253,822	66,598,038		—	254,851,860
Industrials	135,254,370	45,109,729		—	180,364,099
Consumer Staples	96,983,025	34,391,250		—	131,374,275
Materials	43,011,253	42,807,694		—	85,818,947
Telecommunication Services	29,345,473	17,146,146		—	46,491,619
Utilities	20,906,832	8,861,273		—	29,768,105
Investment Companies	68,342,664	—		—	68,342,664
Warrants	—	—		20,835,491	20,835,491
Short-Term Investments:
Investment Companies	900,894,751	—		—	900,894,751
U.S. Treasury Bill	—	1,799,807		—	1,799,807
Total Investments in Securities	2,556,505,586	462,213,937	+	20,835,491	3,039,555,014
Other Financial Instruments*:
Assets:
Futures Contracts	26,926,482	—		—	26,926,482	#
Forward Currency Exchange Contracts	—	4,354,054		—	4,354,054
Liabilities:
Futures Contracts	(2,757,698)	—		—	(2,757,698	)#
Forward Currency Exchange Contracts	—	(8,209,105)		—	(8,209,105)
Total	$2,580,674,370	$458,358,886		$20,835,491	$3,059,868,747

82	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$—	$514,941,087	$—	$514,941,087
Governments—Sovereign Agencies	—	58,421,965	—	58,421,965
Mortgage Pass-Throughs	—	46,900,280	—	46,900,280
Corporates—Investment Grades	—	39,712,029	—	39,712,029
Common Stocks:
Equity:Other	4,694,417	8,515,769	—	13,210,186
Retail	5,318,130	3,879,737	—	9,197,867
Residential	4,453,215	914,328	—	5,367,543
Office	3,224,492	1,483,024	—	4,707,516
Industrials	1,749,326	1,187,856	—	2,937,182
Lodging	1,367,275	1,020,027	—	2,387,302
Financials	195,808	696,606	—	892,414
Consumer Discretionary	415,785	—	—	415,785
Inflation-Linked Securities	—	26,000,728	—	26,000,728
Investment Companies	23,712,885	—	—	23,712,885
Agencies	—	18,479,741	—	18,479,741
Local Governments—Provincial Bonds	—	7,452,342	—	7,452,342
Quasi-Sovereigns	—	1,846,010	—	1,846,010
Covered Bonds	—	1,805,328	—	1,805,328
Short-Term Investments	279,536,170	—	—	279,536,170
Total Investments in Securities	324,667,503	733,256,857 +	—	1,057,924,360
Other Financial Instruments*:
Assets:
Futures Contracts	8,066,763	—	—	8,066,763	#
Forward Currency Exchange Contracts	—	1,489,188	—	1,489,188
Liabilities:
Futures Contracts	(1,721,931)	—	—	(1,721,931	)#
Forward Currency Exchange Contracts	—	(2,379,187)	—	(2,379,187)
Total Return Swap Contracts	—	(221,162)	—	(221,162)
Total	$331,012,335	$732,145,696	$—	$1,063,158,031

2012 Semi-Annual Report	83

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$1,036,338,334	$8,706,463	$1,045,044,797
Short-Term Municipal Notes	—	19,180,000	—	19,180,000
Corporates—Investment Grades	—	44,216,774	—	44,216,774
Agencies	—	12,683,125	—	12,683,125
Investment Companies	24,764,424	—	—	24,764,424
Short-Term Investments:
Investment Companies	543,639,619	—	—	543,639,619
U.S. Treasury Bill	—	6,499,868	—	6,499,868
Total Investments in Securities	568,404,043	1,118,918,101	8,706,463	1,696,028,607
Other Financial Instruments*:
Assets:
Futures Contracts	14,418,852	—	—	14,418,852	#
Forward Currency Exchange Contracts	—	855,364	—	855,364
Total Return Swap Contracts	—	2,620,832	—	2,620,832
Liabilities:
Futures Contracts	(2,132,197)	—	—	(2,132,197	)#
Forward Currency Exchange Contracts	—	(1,867,464)	—	(1,867,464)
Total Return Swap Contracts	—	(196,717)	—	(196,717)
Total	$580,690,698	$1,120,330,116	$8,706,463	$1,709,727,277

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$266,623,381	$2,781,564	269,404,945
Investment Companies	6,107,100	—	—	6,107,100
Corporates—Investment Grades	—	14,484,495	—	14,484,495
Agencies	—	13,714,738	—	13,714,738
Short-Term Investments:
Investment Companies	121,630,225	—	—	121,630,225
U.S. Treasury Bill	—	1,999,959	—	1,999,959
Total Investments in Securities	127,737,325	296,822,573	2,781,564	427,341,462
Other Financial Instruments*:
Assets:
Futures Contracts	3,665,202	—	—	3,665,202	#
Forward Currency Exchange Contracts	—	216,263	—	216,263
Total Return Swap Contracts	—	645,392	—	645,392
Liabilities:
Futures Contracts	(508,097)	—	—	(508,097	)#
Forward Currency Exchange Contracts	—	(492,565)	—	(492,565)
Total Return Swap Contracts	—	(89,771)	—	(89,771)
Total	$130,894,430	$297,101,892	$2,781,564	$430,777,886

84	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Long-Term Municipal Bonds	$—	$235,985,956	$1,150,119	$237,136,075
Investment Companies	4,892,983	—	—	4,892,983
Corporates—Investment Grades	—	8,266,465	—	8,266,465
Agencies	—	5,282,639	—	5,282,639
Short-Term Investments:
Investment Companies	110,104,499	—	—	110,104,499
U.S. Treasury Bills	—	1,099,970	—	1,099,970
Total Investments in Securities	114,997,482	250,635,030	1,150,119	366,782,631
Other Financial Instruments*:
Assets:
Futures Contracts	3,137,819	—	—	3,137,819	#
Forward Currency Exchange Contracts	—	185,221	—	185,221
Total Return Swap Contracts	—	613,949	—	613,949
Liabilities:
Futures Contracts	(445,474)	—	—	(445,474	)#
Forward Currency Exchange Contracts	—	(432,744)	—	(432,744)
Total Return Swap Contracts	—	(43,904)	—	(43,904)
Total	$117,689,827	$250,957,552	$1,150,119	$369,797,498

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1A.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the beginning of the reporting period.

OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/11	$393,116	$—	$393,116
Accrued discounts/(premiums)	—	—	—
Realized gain (loss)	—	(613,758)	(613,758)
Change in unrealized appreciation/depreciation	—	360,256	360,256
Purchases	—	4,603,679	4,603,679
Sales	—	(1,147,485)	(1,147,485)
Transfers in to Level 3	—	5,148,499	5,148,499
Transfers out of Level 3	(393,116)	—	(393,116)

Balance as of 3/31/12	$—	$8,351,191	$8,351,191

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$—	$360,256	$360,256

2012 Semi-Annual Report	85

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO	ENERGY	WARRANTS	TOTAL
Balance as of 9/30/11	$920,894	$—	$920,894
Accrued discounts/(premiums)	—	—	—
Realized gain (loss)	—	(756,265)	(756,265)
Change in unrealized appreciation/depreciation	—	294,874	294,874
Purchases	—	11,763,975	11,763,975
Sales	—	(1,825,358)	(1,825,358)
Transfers in to Level 3	—	11,358,265	11,358,265
Transfers out of Level 3	(920,894)	—	(920,894)

Balance as of 3/31/12	$—	$20,835,491	$20,835,491

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$—	$294,874	$294,874

TAX-AWARE OVERLAY B PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$—	$—
Accrued discounts/(premiums)	43,631	43,631
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	103,836	103,836
Purchases	1,825,000	1,825,000
Sales	—	—
Transfers in to Level 3	6,733,996	6,733,996
Transfers out of Level 3	—	—

Balance as of 3/31/12	$8,706,463	$8,706,463

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$103,836	$103,836

TAX-AWARE OVERLAY C PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$—	$—
Accrued discounts/(premiums)	12,274	12,274
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	30,952	30,952
Purchases	945,000	945,000
Sales	—	—
Transfers in to Level 3	1,793,338	1,793,338
Transfers out of Level 3	—	—

Balance as of 3/31/12	$2,781,564	$2,781,564

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$30,952	$30,952

86	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	LONG-TERM MUNICIPAL BONDS	TOTAL
Balance as of 9/30/11	$—	$—
Accrued discounts/(premiums)	9,639	9,639
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	20,902	20,902
Purchases	—	—
Sales	—	—
Transfers in to Level 3	1,119,578	1,119,578
Transfers out of Level 3	—	—

Balance as of 3/31/12	$1,150,119	$1,150,119

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/12*	$20,902	$20,902

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

C.	Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Fund does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Portfolios) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2011, the Portfolios did not have any unrecognized tax benefits.

2012 Semi-Annual Report	87

Notes to Financial Statements (continued)

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board of Directors.

The Portfolios pay the Adviser an investment management fee at an annual rate of .90% for Overlay A and Tax-Aware Overlay A; .65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

88	Sanford C. Bernstein Fund, Inc.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%
Tax-Aware Overlay A	1.20%	1.00%
Overlay B	.90%	.75%
Tax-Aware Overlay B	.90%	.75%
Tax-Aware Overlay C	.90%	.75%
Tax-Aware Overlay N	.90%	.75%

Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolios until January 31, 2013. No repayment will be made in excess of the offering expenses, or that would cause a Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth in the table. This fee waiver and/or expense reimbursement agreement may not be terminated before January 31, 2013, after which it may be terminated by either party. During the six months ended March 31, 2012, there was no such reimbursement.

During the year ended September 30, 2011, the Adviser reimbursed the Tax-Aware Overlay A Portfolio $55,025 for trading losses incurred due to a trade entry error.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Sanford C. Bernstein Fund, Inc. and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their Sanford C. Bernstein Fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is .20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and .15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the six Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no

2012 Semi-Annual Report	89

Notes to Financial Statements (continued)

investment management fees but does bear its own expenses. A summary of the Portfolios’ transactions in shares of the Government STIF Portfolio for the six months ended March 31, 2012 is as follows:

PORTFOLIO	MARKET VALUE SEPTEMBER 30, 2011 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE MARCH 31, 2012 (000)	DIVIDEND INCOME (000)
Overlay A	$552,356	$389,809	$471,027	$471,138	$232
Tax-Aware Overlay A	957,399	890,872	947,376	900,895	414
Overlay B	241,353	260,558	222,375	279,536	113
Tax-Aware Overlay B	510,594	286,815	253,769	543,640	232
Tax-Aware Overlay C	113,077	73,484	64,931	121,630	52
Tax-Aware Overlay N	103,097	61,041	54,034	110,104	50

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser, for the six months ended March 31, 2012 were as follows:

PORTFOLIO	TOTAL COMMISSIONS	SANFORD C. BERNSTEIN & CO., LLC	SANFORD C. BERNSTEIN & CO., LTD.
Overlay A	$837,294	$0	$0
Tax-Aware Overlay A	1,987,430	0	0
Overlay B	112,282	0	0
Tax-Aware Overlay B	128,986	0	0
Tax-Aware Overlay C	32,920	0	0
Tax-Aware Overlay N	28,287	0	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2012, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$417,489,831	$0	$344,701,669	$0
Tax-Aware Overlay A	790,472,840	0	599,786,302	1,000,000
Overlay B	290,043,475	206,352,207	264,837,977	115,088,820
Tax-Aware Overlay B	142,154,291	0	44,483,633	0
Tax-Aware Overlay C	43,985,198	0	4,084,048	2,908,390
Tax-Aware Overlay N	35,264,055	0	10,577,069	0

90	Sanford C. Bernstein Fund, Inc.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$119,953,843	$(31,541,648)	$88,412,195
Tax-Aware Overlay A	291,388,345	(47,479,136)	243,909,209
Overlay B	29,996,012	(3,721,239)	26,274,773
Tax-Aware Overlay B	44,620,874	(40,343)	44,580,531
Tax-Aware Overlay C	11,438,923	(1,911)	11,437,012
Tax-Aware Overlay N	8,246,652	(8,967)	8,237,685

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures Contracts

Each Portfolio may buy or sell futures contracts for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into a futures contract, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Each Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2012, the Portfolios held futures contracts for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into foreign-currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward contract with a term greater than one year.

2012 Semi-Annual Report	91

Notes to Financial Statements (continued)

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio in that particular currency contract.

Forward contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of their Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward contracts would have on the investment program of these Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2012, the Portfolios entered into foreign-currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and /or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2012, the Portfolio had no transactions in written options.

During the six months ended March 31, 2012, the Portfolios held purchased options for hedging and non-hedging purposes.

•	Swap Agreements

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to

92	Sanford C. Bernstein Fund, Inc.

changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2012, the Portfolios held total return swaps for hedging and non-hedging purposes.

Documentation governing the Portfolios’ OTC derivatives may contain provisions for early termination of such transaction in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolios’ counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. As of March 31, 2012, the Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio had OTC derivatives in net liability positions with net asset contingent features in the amount of $1,718,546, $2,362,895, $2,236,318, $1,798,523, $340,608 and $253,550. The fair value of assets pledged as collateral by the Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio and Tax-Aware Overlay C Portfolio was $1,385,954, $1,272,836, $3,160,366, $1,757,963 and $505,191, respectively. If a trigger event had occurred at March 31, 2012, for those derivatives in a net liability position, amounts of $332,592, $1,090,059, $40,560 and $253,550 would be required to be posted by the Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio and Tax-Aware Overlay N Portfolio, respectively, since the aggregate fair value of the required collateral posted was less than the settlement amounts of open derivative contracts.

2012 Semi-Annual Report	93

Notes to Financial Statements (continued)

At March 31, 2012, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$3,072,646		Unrealized depreciation of forward currency exchange contracts	$4,653,763
Interest rate contracts	Margin due from/owed to broker on futures contracts	92,083	*
Equity contracts	Margin due from/owed to broker on futures contracts	8,170,027	*
Equity contracts	Unrealized appreciation of total return swap agreements			Unrealized depreciation of total return swap agreements	167,299
Total		$11,334,756			$4,821,062

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$6,320,278	$(4,071,282)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	15,321,842	(9,433,234)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(46,710,018)	(5,894,842)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(2,332,122)	(7,680,297)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(11,364,273)	0
Total		$(38,764,293)	$(27,079,655)

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $477,546,900, the average monthly original value of futures contracts was $982,596,586 and the average monthly notional amount of total return swaps was $60,821,016. For five months of the period, the average monthly cost of purchased options contracts was $7,752,339.

94	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$4,354,054		Unrealized depreciation of forward currency exchange contracts	$8,209,105
Interest rate contracts				Margin due from/owed to broker on futures contracts	482,995	*
Equity contracts	Margin due from/owed to broker on futures contracts	24,651,779	*
Total		$29,005,833			$8,692,100

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$13,116,137	$(12,712,187)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	15,868,619	(5,645,737)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	(119,973,719)	(6,836,873)
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(286,033)	0
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(21,197,860)	0
Total		$(112,472,856)	$(25,194,797)

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $795,258,044 and the average monthly original value of futures contracts was $1,924,289,244. For five months of the period, the average monthly cost of purchased options contracts was $14,440,804. For one month of the period, the average monthly notional amount of total return swaps was $43,350,001.

2012 Semi-Annual Report	95

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,489,188		Unrealized depreciation of forward currency exchange contracts	$2,379,187
Interest rate contracts				Margin due from/owed to broker on futures contracts	967,297	*
Equity contracts	Margin due from/owed to broker on futures contracts	7,312,129	*
Equity contracts				Unrealized depreciation of total return swap agreements	221,162
Total		$8,801,317			$3,567,646

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$999,335	$(16,201,199)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	687,855	(1,901,044)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	30,719,025	9,468,465
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	1,805,892	737,521
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,171,161)	0
Total		$33,040,946	$(7,896,257)

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $558,105,936, the average monthly notional amount of total return swaps was $13,095,812, and the average monthly original value of futures contracts was $327,039,204. For five months of the period, the average monthly cost of purchased options contracts was $773,270.

96	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$855,364		Unrealized depreciation of forward currency exchange contracts	$1,867,464
Interest rate contracts				Margin due from/owed to broker on futures contracts	1,232,353	*
Equity contracts	Margin due from/owed to broker on futures contracts	13,519,008	*
Equity contracts	Unrealized appreciation of total return swap agreements	2,620,832		Unrealized depreciation of total return swap agreements	196,717
Total		$16,995,204			$3,296,534

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,331,713	$(1,572,456)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	1,713,694	(2,188,658)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	55,833,942	17,413,117
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(3,104,252)	10,789,155
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,355,897)	0
Total		$53,419,200	$24,441,158

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $131,920,156, the average monthly original value of futures contracts was $555,623,978 and the average monthly notional amount of total return swaps was $58,071,203. For five months of the period, the average monthly cost of purchased options contracts was $1,579,632.

2012 Semi-Annual Report	97

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$216,263		Unrealized depreciation of forward currency exchange contracts	$492,565
Interest rate contracts				Margin due from/owed to broker on futures contracts	277,088	*
Equity contracts	Margin due from/owed to broker on futures contracts	3,434,193	*
Equity contracts	Unrealized appreciation of total return swap agreements	645,392		Unrealized depreciation of total return swap agreements	89,771
Total		$4,295,848			$859,424

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$361,993	$(441,004)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	276,062	(479,443)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	14,251,581	4,402,499
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(770,797)	2,753,064
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(601,817)	0
Total		$13,517,022	$6,235,116

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $32,842,425, the average monthly original value of futures contracts was $138,543,067, and the average monthly notional amount of total return swaps was $15,062,079. For five months of the period, the average monthly cost of purchased options contracts was $401,956.

98	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$185,221		Unrealized depreciation of forward currency exchange contracts	$432,744
Interest rate contracts				Margin due from/owed to broker on futures contracts	249,752	*
Equity contracts	Margin due from/owed to broker on futures contracts	2,942,097	*
Equity contracts	Unrealized appreciation of total return swap agreements	613,949		Unrealized depreciation of total return swap agreements	43,904
Total		$3,741,267			$726,400

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the six months ended March 31, 2012:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$300,260	$(380,668)
Interest rate contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	352,140	(446,678)
Equity contracts	Net realized gain (loss) on futures transactions; Net change in unrealized appreciation/depreciation of futures transactions	12,256,057	3,775,317
Equity contracts	Net realized gain (loss) on swap transactions; Net change in unrealized appreciation/depreciation of swap transactions	(730,431)	2,469,865
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(512,324)	0
Total		$11,665,702	$5,417,836

For the six months ended March 31, 2012, the average monthly principal amount of foreign currency exchange contracts was $28,100,195, the average monthly original value of futures contracts was $120,561,282 and the average monthly notional amount of total return swaps was $13,133,636. For five months of the period, the average monthly cost of purchased options contracts was $342,324.

2012 Semi-Annual Report	99

Notes to Financial Statements (continued)

C.	Currency Transactions

Certain Portfolios may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2012 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended September 30, 2011 were as follows:

PORTFOLIO	2011
Overlay A
Distributions paid from:
Ordinary income	$12,666,079
Net long-term capital gains	6,173,826

Total taxable distributions paid	18,839,905

Total distributions paid	$18,839,905

Tax-Aware Overlay A
Distributions paid from:
Ordinary income	$365,793
Net long-term capital gains	24,955,866

Total taxable distributions paid	25,321,659

Total distributions paid	$25,321,659

Overlay B
Distributions paid from:
Ordinary income	$16,526,677
Net long-term capital gains	8,205,537

Total taxable distributions paid	24,732,214

Total distributions paid	$24,732,214

Tax-Aware Overlay B
Distributions paid from:
Ordinary income	$14,850,284
Net long-term capital gains	17,418,235

Total taxable distributions paid	32,268,519
Tax exempt distributions	2,722,787

Total distributions paid	$34,991,306

100	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2011
Tax-Aware Overlay C
Distributions paid from:
Ordinary income	$4,705,433
Net long-term capital gains	4,248,534

Total taxable distributions paid	8,953,967
Tax exempt distributions	516,493

Total distributions paid	$9,470,460

Tax-Aware Overlay N
Distributions paid from:
Ordinary income	$4,448,990
Net long-term capital gains	3,979,384

Total taxable distributions paid	8,428,374
Tax exempt distributions	357,614

Total distributions paid	$8,785,988

As of September 30, 2011, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	ORDINARY INCOME		LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL (LOSSES)		UNREALIZED APPRECIATION/ (DEPRECIATION)(C)	ACCUMULATED EARNINGS/ (DEFICIT)
Overlay A	$72,998,726		$56,823,262	$0		$(117,937,048)	$11,884,940
Tax-Aware Overlay A	14,290,281		99,267,495	0		(136,415,709)	(22,857,933)
Overlay B	21,822,534		0	(21,431,065	) (b)	23,183,109	23,574,578
Tax-Aware Overlay B	8,578,464	(a)	0	(12,426,244)		21,151,741	17,303,961
Tax-Aware Overlay C	1,923,631	(a)	0	(3,530,499)		4,455,845	2,848,977
Tax-Aware Overlay N	1,645,882	(a)	0	(2,670,393)		3,085,538	2,061,027

(a)	Includes tax exempt income as shown below:

PORTFOLIO
Tax-Aware Overlay B	$8,028,396
Tax-Aware Overlay C	1,713,925
Tax-Aware Overlay N	1,466,994

(b)	At September 30, 2011, Overlay B Portfolio deferred $18,930,499 in straddle losses.

(c)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the tax deferral of losses on wash sales, swap income (loss) accrual, offering costs and the mark to market of forward foreign currency contracts, futures contracts and passive foreign investment companies (PFICs).

At September 30, 2011, the following Portfolios had post-October capital loss deferrals as shown below. For tax purposes, these losses are deemed to arise on October 1, 2011.

PORTFOLIO	POST-OCTOBER CAPITAL LOSS DEFERRAL
Overlay B	$2,500,566
Tax-Aware Overlay B	12,426,244
Tax-Aware Overlay C	3,530,499
Tax-Aware Overlay N	2,670,393

2012 Semi-Annual Report	101

Notes to Financial Statements (continued)

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period. These post-enactment capital losses must be utilized prior to the pre-enactment capital losses, which are subject to expiration. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous regulation.

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of a Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of a Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. equities. These risks are heightened with respect to investments in emerging-market countries where there is an even greater amount of economic, political and social instability. Economic, political and social instability could disrupt financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets. In addition, national policies may restrict investment opportunities.

In foreign markets there may be a lower degree of market volume and liquidity than in U.S. markets, and this may result in greater price volatility. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries. Furthermore, since the composition of each Portfolio will differ from that of market indexes, its performance generally will not mirror the returns provided by a specific market index.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on each Portfolio’s net asset value, or NAV, when one of these asset classes is performing more poorly than others. As both the direct investments and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolio may incur significant losses.

Municipal Market Risk and Concentration of Credit Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios invest primarily in securities issued by the State of California and New York, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities.

Derivatives Risk—All Portfolios may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolios, and subject to a counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When a Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may

102	Sanford C. Bernstein Fund, Inc.

create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid investments at an advantageous price. Illiquid securities may also be difficult to value.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis.

Mortgage-Related Securities Risk—In the case of mortgage-related securities that are not backed by the U.S. Government or one of its agencies, a loss could be incurred if the collateral backing these securities is insufficient.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

ETF Risk—ETFs are investment companies. When the Portfolio invests in an ETF, the Portfolio bears its share of the ETFs expenses and runs the risk that the ETF may not achieve its investment objective.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2012, the Sanford C. Bernstein Fund, Inc., has authorized 12.6 billion shares of common stock, par value $0.001 per share, of which 3.6 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios is allocated 300 million shares.

2012 Semi-Annual Report	103

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the six months ended March 31, 2012 and the year ended September 30, 2011, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	16,816,304	49,924,048	$179,232,540	$574,625,703
Shares issued on reinvestment of dividends and distributions	10,482,442	1,416,957	105,138,899	15,926,600
Shares redeemed	(17,533,473)	(13,955,110)	(186,364,925)	(159,777,436)

Net increase	9,765,273	37,385,895	98,006,514	430,774,867
Beginning of period	107,693,504	70,307,609	1,166,650,839	735,875,972

End of period	117,458,777	107,693,504	$1,264,657,353	$1,166,650,839

Class 2 Shares
Shares sold	7,686,419	12,588,185	$81,015,718	$144,710,636
Shares issued on reinvestment of dividends and distributions	2,041,264	218,441	20,494,287	2,455,275
Shares redeemed	(5,532,546)	(2,689,007)	(58,690,941)	(31,123,230)

Net increase	4,195,137	10,117,619	42,819,064	116,042,681
Beginning of period	19,630,490	9,512,871	214,751,108	98,708,427

End of period	23,825,627	19,630,490	$257,570,172	$214,751,108

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	32,104,552	90,101,882	$347,050,335	$1,047,544,024
Shares issued on reinvestment of dividends and distributions	7,847,752	1,711,617	81,067,278	19,700,713
Shares redeemed	(22,720,806)	(28,534,571)	(244,873,581)	(331,447,535)

Net increase	17,231,498	63,278,928	183,244,032	735,797,202
Beginning of period	189,784,854	126,505,926	2,052,589,415	1,316,792,213

End of period	207,016,352	189,784,854	$2,235,833,447	$2,052,589,415

Class 2 Shares
Shares sold	14,022,998	31,961,069	$152,429,464	$372,936,790
Shares issued on reinvestment of dividends and distributions	2,436,693	472,815	25,219,770	5,451,560
Shares redeemed	(9,644,008)	(8,368,015)	(103,725,374)	(96,914,488)

Net increase	6,815,683	24,065,869	73,923,860	281,473,862
Beginning of period	56,366,028	32,300,159	617,588,425	336,114,563

End of period	63,181,711	56,366,028	$691,512,285	$617,588,425

104	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	14,441,612	36,264,848	$156,375,045	$391,852,365
Shares issued on reinvestment of dividends and distributions	2,213,238	1,913,160	23,416,054	20,126,420
Shares redeemed	(10,412,354)	(17,065,262)	(112,636,814)	(184,972,209)

Net increase	6,242,496	21,112,746	67,154,285	227,006,576
Beginning of period	72,603,680	51,490,934	760,091,262	533,084,686

End of period	78,846,176	72,603,680	$827,245,547	$760,091,262

Class 2 Shares
Shares sold	4,610,995	9,458,944	$50,222,930	$102,480,023
Shares issued on reinvestment of dividends and distributions	406,646	361,667	4,302,318	3,804,741
Shares redeemed	(736,791)	(4,073,572)	(8,005,658)	(44,213,022)

Net increase	4,280,850	5,747,039	46,519,590	62,071,742
Beginning of period	13,552,285	7,805,246	142,419,005	80,347,263

End of period	17,833,135	13,552,285	$188,938,595	$142,419,005

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	17,583,145	49,153,581	$190,219,221	$526,354,326
Shares issued on reinvestment of dividends and distributions	1,065,045	2,183,361	11,310,780	22,859,787
Shares redeemed	(11,948,516)	(15,507,557)	(129,185,748)	(166,498,734)

Net increase	6,699,674	35,829,385	72,344,253	382,715,379
Beginning of period	97,998,699	62,169,314	1,021,728,016	639,012,637

End of period	104,698,373	97,998,699	$1,094,072,269	$1,021,728,016

Class 2 Shares
Shares sold	10,013,184	27,419,678	$108,291,464	$294,130,174
Shares issued on reinvestment of dividends and distributions	585,158	1,093,326	6,220,234	11,447,128
Shares redeemed	(7,642,676)	(6,645,518)	(82,368,632)	(71,416,028)

Net increase	2,955,666	21,867,486	32,143,066	234,161,274
Beginning of period	49,860,530	27,993,044	521,905,298	287,744,024

End of period	52,816,196	49,860,530	$554,048,364	$521,905,298

2012 Semi-Annual Report	105

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	3,605,161	10,717,790	$38,920,807	$114,391,298
Shares issued on reinvestment of dividends and distributions	222,099	634,145	2,352,032	6,614,113
Shares redeemed	(2,519,816)	(4,282,855)	(27,197,771)	(45,778,867)

Net increase	1,307,444	7,069,080	14,075,068	75,226,544
Beginning of period	23,165,417	16,096,337	240,677,405	165,450,861

End of period	24,472,861	23,165,417	$254,752,473	$240,677,405

Class 2 Shares
Shares sold	2,020,696	8,840,079	$21,659,880	$94,151,426
Shares issued on reinvestment of dividends and distributions	163,229	252,494	1,728,596	2,633,510
Shares redeemed	(1,381,897)	(1,067,440)	(14,877,965)	(11,416,415)

Net increase	802,028	8,025,133	8,510,511	85,368,521
Beginning of period	14,442,897	6,417,764	151,614,500	66,245,979

End of period	15,244,925	14,442,897	$160,125,011	$151,614,500

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT
	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11	SIX MONTHS ENDED 3/31/12 (UNAUDITED)	YEAR ENDED 9/30/11
Class 1 Shares
Shares sold	3,873,712	14,187,265	$41,447,004	$151,327,312
Shares issued on reinvestment of dividends and distributions	285,490	726,939	3,009,068	7,567,437
Shares redeemed	(3,024,146)	(4,841,534)	(32,473,832)	(51,662,288)

Net increase	1,135,056	10,072,670	11,982,240	107,232,461
Beginning of period	27,727,633	17,654,963	289,183,752	181,951,291

End of period	28,862,689	27,727,633	$301,165,992	$289,183,752

Class 2 Shares
Shares sold	1,200,559	3,200,582	$12,951,808	$34,058,774
Shares issued on reinvestment of dividends and distributions	53,100	106,985	559,670	1,114,788
Shares redeemed	(414,460)	(1,773,029)	(4,508,489)	(19,126,781)

Net increase	839,199	1,534,538	9,002,989	16,046,781
Beginning of period	4,548,452	3,013,914	46,989,502	30,942,721

End of period	5,387,651	4,548,452	$55,992,491	$46,989,502

106	Sanford C. Bernstein Fund, Inc.

NOTE 7.	Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). The amendments are intended to improve the comparability of fair value measurements presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and IFRS. The ASU is effective during interim or annual periods beginning after December 15, 2011. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

In December 2011, the FASB issued an ASU related to disclosures about offsetting assets and liabilities in financial statements. The amendments in this update require an entity to disclose both gross and net information for derivatives and other financial instruments that are either offset in the statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The ASU is effective during interim or annual reporting periods beginning on or after January 1, 2013. At this time, management is evaluating the implication of this ASU and its impact on the financial statements has not been determined.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2012 Semi-Annual Report	107

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Thomas B. Stiles II*^

Chairman

Dianne F. Lob

President

Bart Friedman*

Director

William Kristol*

Director

Debra Perry*

Director

Donald K. Peterson*

Director

Rosalie J. Wolf*

Director

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Emilie D. Wrapp

Secretary

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Nominating, Governance and Compensation Committee and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

108	Sanford C. Bernstein Fund, Inc.

Board’s Consideration of Investment Management Arrangement

Tax-Managed International Portfolio

International Portfolio

Emerging Markets Portfolio

Short Duration New York Municipal Portfolio

Short Duration California Municipal Portfolio

Short Duration Diversified Municipal Portfolio

New York Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

U.S. Government Short Duration Portfolio

Short Duration Plus Portfolio

Intermediate Duration Portfolio

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Sanford C. Bernstein Fund, Inc. (the “Fund”), on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration New York Municipal, Short Duration California Municipal, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, U.S. Government Short Duration, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) and AllianceBernstein L.P. (the “Adviser”) (the “Investment Management Agreement”) at a meeting held on October 20, 2011. In connection with the process relating to the annual review of the Investment Management Agreement between the Fund and the Adviser, the Adviser received a letter dated August 19, 2011, from counsel to the Independent Directors. The letter contained a preliminary list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, had received and reviewed in July 2011 certain information relating to the profitability of the Adviser in relation to its services to the Fund, and received and evaluated extensive additional materials relating to the renewal of the Investment Management Agreement from the Adviser during September and October 2011. In addition, the Independent Directors received materials prepared by the Senior Officer (who is also the Fund’s Independent Compliance Officer), as described below. On September 22, 2011, the Independent Directors held an in-person meeting to discuss their review of the Investment Management Agreement and the materials they had been provided. Also on September 22, 2011, the Independent Directors met with Peter Kraus, the Chief Executive Officer of the Adviser, to discuss his perspectives on the performance of the Fund’s Portfolios and strategies to improve that performance. At the same meeting, they also received an update on the Adviser’s equity investment services and the performance of the equity Portfolios from the Adviser’s Chief Investment Officer of Equities. The Directors discussed the proposed continuation of the Investment Management Agreement in multiple private sessions with their counsel and the Fund’s Senior Officer. Following the meeting on September 22, 2011, the Independent Directors, through their counsel, requested certain modifications to the Adviser’s proposal regarding the investment advisory fees of the Portfolios, including waivers of a portion of the advisory fees through 2012 with respect to the International, Tax-Managed International and Emerging Markets Portfolios. The Independent Directors received a written response to this request from the Adviser, which included a modified proposal, and held a telephonic meeting with representatives of the Adviser on October 11, 2011, to discuss this proposal. On October 19, 2011, the Independent Directors met with counsel to the Independent Directors as well as the Fund’s Senior Officer to review the contract renewal materials provided by the Adviser. On October 20, 2011, the Board of Directors held an in-person meeting to continue their review of the Investment Management Agreement. At the October 20, 2011 meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

2012 Semi-Annual Report	109

Board’s Consideration of Investment Management Arrangement (continued)

In approving the continuation of the Investment Management Agreement, the Board of Directors considered all information it deemed reasonably necessary to evaluate the terms of the Agreement and considered whether continuation of the Investment Management Agreement would be in the best interests of each respective Portfolio.

The Board of Directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer of the reasonableness of the advisory fees in the Investment Management Agreement, wherein the Senior Officer concluded that the contractual fees contained in the Adviser’s proposal were reasonable with respect to all Portfolios and within the range of what would have been negotiated at arms-length in light of the surrounding circumstances.

The matters discussed below were considered separately by the Independent Directors in executive sessions, during which experienced counsel that is independent of the Adviser provided guidance to the Independent Directors. No single factor was considered in isolation or to be determinative to the decision of the Board to approve the continuation of the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered, that it was in the best interests of each Portfolio to approve the continuation of the Investment Management Agreement including the fees to be charged for services thereunder, as described below.

Fees and Expenses

The Board of Directors, including the Independent Directors, compared the fees and expense ratios of each Portfolio as proposed by the Adviser (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data. Where applicable, the Board considered similarities and differences between each Portfolio and the other funds in its respective peer group, including the relationship of fees to the size of fund assets. The Senior Officer also performed analyses of the advisory fees based upon hypothetical fee structures and asset levels, and compared such analyses to the Portfolios’ peer groups.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser.

On the basis of its review and consideration of the proposed fees as described above, and in light of the Adviser’s agreement to voluntarily waive a portion of the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios as described below, the Board concluded that the current contractual advisory fees were reasonable.

Nature, Extent and Quality of Services

The Board of Directors, including the Independent Directors, considered their knowledge of the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout recent difficult market environments. The Board considered the allocation of responsibilities as well as the factors which impacted the making and implementing of investment decisions for the Portfolios. The Board then reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios and noted that such staff was sufficient to ensure a high level of quality service to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser affected the nature and quality of its services and, in particular, the impact, if any, the diminution in assets under management and revenues of the Adviser in recent years may have had on the Adviser’s available resources to provide services to the Portfolios.

110	Sanford C. Bernstein Fund, Inc.

In considering the nature and quality of the services provided by the Adviser, the Board of Directors, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. (The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios.) The Board was provided with performance data versus each Portfolio’s peer group, both before and after fees for the l-year, 3-year, 5-year and 10-year periods, as applicable, ended June 30, 2011 (“relevant periods”) and versus each Portfolio’s benchmark index, after fees, for the year to date, l-year, 3-years, 5-years, 10-years and since inception periods, as applicable, ended June 30, 2011. Both the funds included in each Portfolio’s peer group and the comparative performance data were provided to the Directors by Lipper. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlays can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in order to provide the desired risk/return trade-off for private client accounts.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board of Directors, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the Portfolios. The materials provided to the Independent Directors included a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolios to the Adviser for calendar years 2009 and 2010, which had been reviewed by an independent consultant retained by the Senior Officer. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency, distribution and brokerage services to the Portfolios and that they had focused on profitability before taxes and distribution expenses. The Directors also received a presentation at the July 27, 2011 Board meeting from the independent consultant who reviewed the Adviser’s methods of calculating profitability. The Directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Board of Directors, including the Independent Directors, concluded that the level of the Adviser’s profits in respect of its management of the Portfolios was reasonable.

Economies of Scale

The Board of Directors, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things, the Portfolios’ breakpoint arrangements as currently in effect as described below, expense caps and waivers on select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements.

Fall-Out Benefits and Other Revenue

The Board of Directors, including the Independent Directors, also took into account not only the advisory fees payable by the Portfolios, but also so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is

2012 Semi-Annual Report	111

Board’s Consideration of Investment Management Arrangement (continued)

a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, transfer agency fees paid by the retail share classes of certain Portfolios to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by certain Portfolios to brokers affiliated with the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, and in light of the Adviser’s agreement to voluntarily waive the advisory fees of the International, Tax-Managed International and Emerging Markets Portfolios by an amount equal to 0.05% per annum of the respective net assets of these Portfolios, effective November 1, 2011 through October 31, 2012, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below:

ADVISORY FEE SCHEDULE
Short Duration California Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Diversified Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration New York Municipal Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

U.S. Government Short Duration Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

Short Duration Plus Portfolio	0.45% of the first $750 million; 0.40% of assets in excess of $750 million

New York Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

California Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.50% of the first $1 billion; 0.45% of assets in excess of $1 billion up to, but not exceeding $3 billion; 0.40% in excess of $3 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $7 billion; 0.30% of assets in excess of $7 billion

112	Sanford C. Bernstein Fund, Inc.

ADVISORY FEE SCHEDULE
Tax-Managed International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% in excess of $6 billion up to, but not exceeding $8 billion; 0.65% in excess of $8 billion up to, but not exceeding $10 billion; 0.60% of assets in excess of $10 billion

International Portfolio	0.925% of the first $1 billion; 0.85% of assets in excess of $1 billion up to, but not exceeding $4 billion; 0.80% in excess of $4 billion up to, but not exceeding $6 billion; 0.75% of assets in excess of $6 billion up to, but not exceeding $8 billion; 0.65% of assets in excess of $8 billion

Emerging Markets Portfolio	1.175% of the first $1 billion; 1.05% of assets in excess of $1 billion up to, but not exceeding $2 billion; 1.00% in excess of $2 billion up to, but not exceeding $3 billion; 0.90% in excess of $3 billion up to, but not exceeding $6 billion; 0.85% of assets in excess of $6 billion

Overlay A Portfolio	0.90% of assets

Tax-Aware Overlay A Portfolio	0.90% of assets

Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay B Portfolio	0.65% of assets

Tax-Aware Overlay C Portfolio	0.65% of assets

Tax-Aware Overlay N Portfolio	0.65% of assets

2012 Semi-Annual Report	113

The Following Is Not Part of the Shareholder Report or

the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund, Inc. (the “Fund”) with respect to the following Overlay Portfolios (the “Portfolios”):2

Tax-Aware Overlay A Portfolio

Overlay A Portfolio

Tax-Aware Overlay B Portfolio

Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Overlay Portfolios, which utilizes the Adviser’s Dynamic Asset Allocation (“DAA”) service, are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Overlay A Portfolio and Tax-Aware Overlay A Portfolio are intended for use in Private Client accounts that have a higher equity weighting (e.g., 20% fixed income and 80% equity). Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio are intended for use in Private Client accounts that have a higher fixed income weighting (e.g., 70% fixed income and 30% equity).3 Combinations of the Overlay Portfolios can be used to tailor the overlay service to suit a variety of Private Client account asset allocations. When applied in a systematic way over time, the overlay strategies are designed to: reduce portfolio volatility, reduce the probability of large losses as a result of negative “tail events”, and maintain returns over time. The side effect of such strategies is reducing the probability of large gains. These potential benefits are intended to be realized at the level of a Private Client’s account, which would include other investments, such as individual securities as well as holdings in one or more of the Portfolios.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

1 The Senior Officer’s evaluation, excluding the conclusion, was completed and provided to the Board of Directors on October 4, 2011 and discussed with the Board on October 11, 2011. The Adviser provided additional information in response to questions raised by the directors. The conclusion was completed and provided to the Board on October 19, 2011. The full evaluation was discussed with the Board of Directors on October 19- 20, 2011.

2 Future references to the various Portfolios do not include “Sanford C. Bernstein.” It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to the Class 1shares of the Portfolios unless otherwise indicated.

3 Both the Overlay C Portfolio and the Overlay N Portfolio seek to minimize the impact of federal and state taxes for shareholders resident in California and New York, respectively.

114	Sanford C. Bernstein Fund, Inc.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”4

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolios pay the advisory fees set forth below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The proposed advisory fee schedules did not contain any changes from the previous year.

PORTFOLIO	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS[5]
Tax-Aware Overlay A Portfolio Overlay A Portfolio	0.90% (flat fee)
Tax-Aware Overlay B Portfolio Overlay B Portfolio Tax-Aware Overlay C Portfolio Tax-Aware Overlay N Portfolio	0.65% (flat fee)

The Portfolios’ net assets on September 30, 2011 and September 30, 2010 are set forth below:

PORTFOLIO	09/30/11 NET ASSETS ($MM)	09/30/10 NET ASSETS ($MM)	CHANGE ($MM)
Tax-Aware Overlay A Portfolio	$2,646.8	$1,701.7	$945.1
Overlay A Portfolio	$1,392.3	$866.0	$526.3
Tax-Aware Overlay B Portfolio	$1,561.1	$953.2	$607.9
Overlay B Portfolio	$925.0	$641.8	$283.2
Tax-Aware Overlay C Portfolio	$395.2	$239.1	$156.1
Tax-Aware Overlay N Portfolio	$338.4	$219.3	$119.1

The Adviser agreed to waive that portion of its management fees and/or reimburse the Portfolios for that portion of the Portfolios’ total operating expenses to the degree necessary to limit the Portfolios’ expense ratios to the amounts set forth below.6 The agreement allows for the Adviser to be reimbursed through January 31, 2013 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Overlay Portfolios’ expense caps through January 31, 2012. The agreement provides that such payment shall be made only to the extent that the payment does not cause the Overlay Portfolios’ aggregate expenses to exceed, on an annual basis, their expense caps, and

4 Jones v. Harris at 1427.

5 The advisory fees of each Portfolio are based on the percentage of each Portfolio’s net assets, not a combination of any of the Portfolios shown.

6 On January 26, 2011, the Adviser notified the Board that the Adviser had determined to extend the Expense Limitation Undertaking for the Overlay Portfolios through January 31, 2012. The agreement is terminable by the Adviser upon at least 60 days’ written notice.

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that such payment shall not exceed the amount of the offering expenses recorded by the Portfolios for financial reporting purposes on or before February 8, 2011. Set forth below are the Portfolios’ total expense ratios for the semi-annual period ending March 31, 2011:

SEMI-ANNUAL PERIOD ENDING 03/31/11 TOTAL EXPENSE RATIO[7]
PORTFOLIO		EXP. CAP		GROSS
Tax-Aware Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.14 0.95	% %

Overlay A Portfolio	Class 1 Class 2	1.20 1.00	% %	1.17 0.97	% %

Tax-Aware Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.87 0.72	% %

Overlay B Portfolio	Class 1 Class 2	0.90 0.75	% %	0.87 0.72	% %

Tax-Aware Overlay C Portfolio	Class 1 Class 2	0.90 0.75	% %	0.90 0.75	% %

Tax-Aware Overlay N Portfolio	Class 1 Class 2	0.90 0.75	% %	0.91 0.76	% %

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolios that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities, make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolios’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Servicing the Portfolios’ Private Client and Retail investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should

7 Annualized.

116	Sanford C. Bernstein Fund, Inc.

be given to the advisory fee charged to institutional accounts that have investment styles similar to the Portfolios.8 However, with respect to the Portfolios, the Adviser represented that there are no institutional products in the Adviser’s Form ADV that have similar investment style as the Portfolios.

The Adviser manages the AllianceBernstein Cap Fund, Inc.—Dynamic All Market Plus Fund (“Dynamic All Market Plus Fund”), a retail mutual fund which has a somewhat similar investment style as Overlay A Portfolio. Set forth below are the advisory fee schedule of Dynamic All Market Plus Fund and what would have been the effective advisory fee of the Overlay A Portfolio had the retail mutual fund’s fee schedule been applicable to the Portfolio based on the Portfolio’s September 30, 2011 net assets:

PORTFOLIO	ABMF FUND	ABMF FEE SCHEDULE	ABMF EFFECTIVE FEE	PORTFOLIO ADVISORY FEE
Overlay A Portfolio	Dynamic All Market Plus Fund	90 bp (flat fee)	0.900%	0.900%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a similar investment style as Overlay A Portfolio. Also shown are Overlay A Portfolio’s advisory fees, the advisory fee schedules of the sub-advised funds and the effective advisory fees of the sub-advisory relationships based on the Portfolio’s September 30, 2011 net assets:

PORTFOLIO	SUB-ADVISED FUND	SUB-ADVISED FUND FEE SCHEDULE	SUB-ADVISED FUND EFFECTIVE FEE (%)	PORTFOLIO ADVISORY FEE (%)
Overlay A Portfolio	Client #1	0.40% on first $100 million 0.35% on next $100 million 0.30% on the balance	0.336%	0.900%

	Client #2	0.40% on first $250 million 0.35% on next $250 million 0.325% on next $500 million 0.30% on the balance	0.311%	0.900%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to Overlay A Portfolio by the Adviser.

While it appears that certain sub-advisory relationships are paying a lower fee than the Overlay A Portfolio, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationships. There could also be various business-related reasons why an investment adviser would be willing to manage a sub-advisory relationship investment related services for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services generally required by a registered investment company in addition to investment services.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolios with fees charged to other investment companies for similar services by other investment advisers.9 Lipper’s

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

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analysis included the comparison of each Portfolio’s contractual management fee,10 estimated at the approximate current asset level of the subject Portfolio, to the median of the Portfolio’s Lipper Expense Group (“EG”)11 and the Portfolio’s contractual management fee ranking.

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

As noted previously, the Portfolios were not designed as stand-alone portfolios, in contrast to their Lipper peers, which are stand-alone. Accordingly, the peers selected for each Portfolio from Lipper’s Global Flexible universe were based primarily on asset size and may be of limited value for comparison purposes.

PORTFOLIO	CONTRACTUAL MANAGEMENT FEE (%)	LIPPER EXP. GROUP MEDIAN (%)	EG RANK
Tax-Aware Overlay A Portfolio	0.900	0.860	10/13
Overlay A Portfolio	0.900	0.860	9/15
Tax-Aware Overlay B Portfolio	0.650	0.797	1/13
Overlay B Portfolio	0.650	0.798	1/13
Tax-Aware Overlay C Portfolio	0.650	1.000	1/11
Tax-Aware Overlay N Portfolio	0.650	1.000	1/11

Lipper also compared the Portfolios’ total expense ratios to the medians of the Portfolios’ EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

PORTFOLIO	EXPENSE RATIO (%)[13]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Tax-Aware Overlay A Portfolio	1.200	1.200	7/13	1.113	54/92
Overlay A Portfolio	1.200	1.200	8/15	1.113	54/92
Tax-Aware Overlay B Portfolio	0.900	1.250	4/13	1.113	20/92
Overlay B Portfolio	0.900	1.250	4/13	1.113	20/92
Tax-Aware Overlay C Portfolio	0.900	1.497	1/11	1.113	20/92
Tax-Aware Overlay N Portfolio	0.900	1.497	1/11	1.113	20/92

Based on this analysis, the Portfolios have lower contractual management fees than their respective EG medians with the exception of Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have higher contractual management fees.

The Portfolios have lower total expense ratios than their respective EG medians, with the exception for Tax-Aware Overlay A Portfolio and Overlay A Portfolio, which have equal total expense ratios.

10 The contractual management fee is calculated by Lipper using each Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined current net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

11 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

12 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13 The total expense ratios are for the Portfolios’ most recently completed fiscal year Class 1 shares.

118	Sanford C. Bernstein Fund, Inc.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

Members of the Adviser’s Controller’s Office provided the Board of Directors information regarding the Adviser’s profitability attributable to the Portfolios. The Adviser’s profitability with respect to the Portfolios were positive, except for Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio.

The Adviser provides the Portfolios with shareholder servicing services. For these services, the Adviser charges Tax-Aware Overlay A Portfolio and Overlay A Portfolio a fee of 0.20% of average daily net assets, and Overlay B Portfolio and the Tax-Aware Overlay B, C and N Portfolios a fee of 0.15% of average daily net assets. Set forth below are the fees paid by the Portfolios under the Shareholder Servicing Agreement during the fiscal year ended September 30, 2010:

PORTFOLIO	SHAREHOLDER SERVING AGREEMENT FEE
Tax-Aware Overlay A Portfolio	$860,935
Overlay A Portfolio	492,972
Tax-Aware Overlay B Portfolio	320,657
Overlay B Portfolio	268,056
Tax-Aware Overlay C Portfolio	84,476
Tax-Aware Overlay N Portfolio	89,804

In addition to the Adviser’s direct profits from managing and providing certain shareholder services to the Portfolios, certain of the Adviser’s affiliates have business relationships with the Portfolios and may earn a profit from providing other services to the Portfolios. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolios and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive.

Tax-Overlay A Portfolio and Overlay A Portfolio effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Portfolios is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Portfolios. These credits and charges are not being passed onto to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s research expense and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund

14 Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

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family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

At the September 2007 Board of Directors meeting, an independent consultant retained by the Senior Officer, provided the Board of Directors an update of the Deli15 study on advisory fees and various fund characteristics.16 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.17 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $433 billion as of August 31, 2011, the Adviser has the investment experience to manage the Portfolios and provide non-investment services (described in Section I) to the Portfolios.

The information prepared by Lipper in the table below shows the 1 year and since inception gross performance returns of the Portfolios18 relative to the medians of the Portfolios’ Lipper Performance Groups (“PG”) and Lipper Performance Universes (“PU”)19 for the periods ended June 30, 2011.20 Also shown are the gross performance rankings of the Portfolios. It should be noted that the Overlay Portfolios are not designed to be used as stand-alone investments, unlike its peers, and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the Lipper performance comparisons for the Overlay Portfolios are shown only for information purposes and do not indicate how successful the Overlay Portfolios are in meeting their investment objectives.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Tax-Aware Overlay A Portfolio	1 year	20.56	20.56	21.40	7/13	88/162
	Since Inception	13.96	12.82	13.96	5/12	66/131

Overlay A Portfolio	1 year	17.57	19.95	21.40	9/15	120/162
	Since Inception	13.24	12.43	13.68	5/14	68/131

Tax-Aware Overlay B Portfolio	1 year	11.31	19.95	21.40	11/13	141/162
	Since Inception	8.77	12.31	13.68	8/12	109/131

15 The Deli study, originally published in 2002 based on 1997 data and updated for the September 2007 presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

16 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

17 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

18 The gross performance returns are for the Class 1 shares for the Overlay Portfolios.

19 The Portfolios’ PGs are identical to the Portfolios’ EGs. The Portfolios’ PUs are not identical to the Portfolios’ EUs as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

20 Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

120	Sanford C. Bernstein Fund, Inc.

		PORTFOLIO RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Overlay B Portfolio	1 year	9.82	19.95	21.40	11/13	144/162
	Since Inception	9.10	12.31	13.68	8/12	108/131

Tax-Aware Overlay C Portfolio	1 year	11.20	25.63	21.40	9/11	141/162
	Since Inception	8.85	12.17	13.68	6/10	108/131

Tax-Aware Overlay N Portfolio	1 year	9.77	23.08	25.63	9/11	142/162
	Since Inception	7.79	10.56	12.12	6/10	109/131

Set forth below are the 1 year and since inception performance returns of the Portfolios (in bold)21 versus their benchmarks.22 As previously indicated, the Overlay Portfolios are not designed to be used as stand-alone investments and are used only in conjunction with globally diversified Private Client portfolios. Accordingly, the benchmark performance comparisons for the Overlay Portfolios are shown only for information purposes and are not meant to indicate how successful the Overlay Portfolios are in meeting their investment objectives.23

	PERIODS ENDING JUNE 30, 2011 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	SINCE INCEPTION (%)
Tax-Aware Overlay A Portfolio	19.13	14.00
S&P 500 Stock Index	30.69	19.68
Inception Date: February 8, 2010

Overlay A Portfolio	16.17	13.39
S&P 500 Stock Index	30.69	19.68
Inception Date: February 8, 2010

Tax-Aware Overlay B Portfolio	10.32	8.48
Barclays Capital 5 Year GO Municipal Bond Index	4.17	3.98
Inception Date: February 8, 2010

Overlay B Portfolio	8.83	8.72
Barclays Capital Global Aggregate Bond Index	1.48	3.56
Inception Date: February 8, 2010

Tax-Aware Overlay C Portfolio	10.21	8.56
Barclays Capital 5 Year GO Municipal Bond Index	4.17	3.98
Inception Date: February 8, 2010

Tax-Aware Overlay N Portfolio	9.77	8.48
Barclays Capital 5 Year GO Municipal Bond Index	4.17	3.98
Inception Date: February 8, 2010

21 The performance returns shown in the table for the Class 1 shares for the Overlay Portfolios were provided by the Adviser.

22 The Adviser provided Portfolio and benchmark performance return information for the periods through June 30, 2011.

23 Providing a comparison of each individual Overlay Portfolio’s performance against a broad-based securities market index is consistent with the SEC requirement that each registered investment company specify such a benchmark.

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As indicated previously, the Overlay Portfolios were not designed as stand-alone portfolios, in contrast to the Portfolios’ Lipper peers. The Overlay Portfolios are used in conjunction with globally diversified Private Client portfolios. The table below shows the impact of the Overlay Portfolios, herein referred to as DAA as of June 30, 2011 on a Tax-Aware account and on a Non-Taxable account:24

TAX-AWARE PORTFOLIO	Q2 2011 % RETURN	YTD 6/30/11 % RETURN	INCEPTION- 6/30/2011 % RETURN	INCEPTION- 6/30/2011 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	1.1	3.0	7.4	5.2
Fully Diversified—Traditional Portfolio	1.3	3.0	7.0	5.4
Impact of DAA	-0.2	0.0	0.4	-0.2

Fully Diversified—Benchmark[25]	1.9	3.9	8.5	4.5

60/40 Investor
Fully Diversified—With DAA	-0.3	2.7	10.8	10.2
Fully Diversified—Traditional Portfolio	0.0	3.0	10.4	10.8
Impact of DAA	-0.3	-0.3	0.4	-0.6

Fully Diversified—Benchmark[26]	1.3	4.6	13.1	9.0

80/20 Investor
Fully Diversified—With DAA	-1.2	2.5	13.0	13.6
Fully Diversified—Traditional Portfolio	-0.8	2.9	12.5	14.5
Impact of DAA	-0.4	-0.4	0.5	-0.9

Fully Diversified—Benchmark[27]	0.8	5.1	16.1	12.1

NON-TAXABLE PORTFOLIO	Q2 2011 % RETURN	YTD 6/30/11 % RETURN	INCEPTION- 6/30/2011 % RETURN	INCEPTION- 6/30/2011 % VOLATILITY
30/70 Investor
Fully Diversified—With DAA	1.0	2.9	9.8	4.9
Fully Diversified—Traditional Portfolio	1.0	3.1	10.2	5.4
Impact of DAA	0.0	-0.2	-0.4	-0.5

Fully Diversified—Benchmark[28]	1.8	3.6	10.1	4.5

60/40 Investor
Fully Diversified—With DAA	0.1	3.0	12.8	10.0
Fully Diversified—Traditional Portfolio	0.1	3.3	13.2	11.3
Impact of DAA	0.0	-0.3	-0.4	-1.3

Fully Diversified—Benchmark[29]	1.3	4.6	15.0	9.3

80/20 Investor
Fully Diversified—With DAA	-0.5	3.0	14.7	13.6
Fully Diversified—Traditional Portfolio	-0.5	3.4	15.1	15.5
Impact of DAA	0.0	-0.4	-0.4	-1.9

Fully Diversified—Benchmark[30]	1.0	5.2	18.2	12.8

24 Information with respect to DAA’s impact on a Tax-Aware account and a Non-Taxable account was provided by the Adviser.

25 Benchmark is 21% S&P 500 Stock Index, 7.5% MSCI EAFE, 1.5% MSCI Emerging Markets, 70% Barclays 1-10 Year Munis.

26 Benchmark is 42% S&P 500 Stock Index, 15% MSCI EAFE, 3% MSCI Emerging Markets, 40% Barclays 1-10 Year Munis.

27 Benchmark is 56% S&P 500 Stock Index, 20% MSCI EAFE, 4% MSCI Emerging Markets, 20% Barclays 1-10 Year Munis.

28 Benchmark is 20% S&P 500 Stock Index, 7.1% MSCI EAFE, 1.4% MSCI Emerging Markets, 3.0% FTSE/EPRA NAREIT, 68.5% Barclays US Aggregate.

29 Benchmark is 39.1% S&P 500 Stock Index, 13.9% MSCI EAFE, 2.8% MSCI Emerging Markets, 8.4% FTSE/EPRA NAREIT, 35.8% Barclays US Aggregate.

30 Benchmark is 51.8% S&P 500 Stock Index, 18.5% MSCI EAFE, 3.7% MSCI Emerging Markets, 12% FTSE/EPRA NAREIT, 14% Barclays US Aggregate.

122	Sanford C. Bernstein Fund, Inc.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the investment advisory fees for the Overlay Portfolios are reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion with respect to each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 16, 2011

2012 Semi-Annual Report	123

SANFORD C. BERNSTEIN & CO., LLC

A subsidiary of AllianceBernstein L.P.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCB11–1947–0312

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Dianne Lob
Dianne Lob
President

Date: May 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Dianne Lob
Dianne Lob
President

Date: May 23, 2012

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: May 23, 2012